The information in this preliminary pricing supplement is not complete and may be changed. This preliminary pricing supplement and the accompanying prospectus are not offers to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Subject to completion
Preliminary Pricing Supplement dated
February 3, 2020
Prospect Capital Corporation
Prospect Capital InterNotes®
3.750% Notes due 2025 (the "2025 Notes")
4.000% Notes due 2027 (the "2027 Notes")
4.250% Notes due 2030 (the "2030 Notes" and together with the 2025 Notes and the 2027 Notes, the "Notes")

Filed under Rule 497, Registration Statement No. 333-232998
Preliminary Pricing Supplement Nos. 792, 793 and 794 — Dated Monday, February 3, 2020
(To: Prospectus Dated September 16, 2019)

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Gross Concession	Net Proceeds	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
74348Y3B5	US74348Y3B58		$100.000%	1.250%	$	Fixed	3.750%	Semi-Annual	2/15/2025	8/15/2020	$18.96	Yes	Unsecured Notes
Redemption Information: Callable at 100.000% on 8/15/2020 and every business day thereafter (“Optional Redemption Date”).

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Gross Concession	Net Proceeds	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
74348Y3C3	US74348Y3C32		$100.000%	1.750%	$	Fixed	4.000%	Semi-Annual	2/15/2027	8/15/2020	$20.22	Yes	Unsecured Notes
Redemption Information: Callable at 100.000% on 8/15/2020 and every business day thereafter (“Optional Redemption Date”).

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Gross Concession	Net Proceeds	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
74348Y3D1	US74348Y3D15		$100.000%	2.200%	$	Fixed	4.250%	Semi-Annual	2/15/2030	8/15/2020	$21.49	Yes	Unsecured Notes
Redemption Information: Callable at 100.000% on 8/15/2020 and every business day thereafter (“Optional Redemption Date”).
Trade Date: Friday, February 7, 2020 @ 12:00 PM ET
Settle Date: Wednesday, February 12, 2020
Minimum Denomination/Increments: $1,000.00/$1,000.00
Initial trades settle flat and clear SDFS: DTC Book Entry only
The Notes will be issued pursuant to the Indenture, dated as of February 16, 2012, as amended and supplemented by that certain Seven Hundred Ninety-Second, Seven Hundred Ninety-Third and Seven Hundred Ninety-Fourth Supplemental Indenture dated as of February 12, 2020.
The date from which interest shall accrue on the Notes is Wednesday, February 12, 2020. The “Interest Payment Dates” for the Notes shall be February15 and August 15 of each year, commencing August 15, 2020; the interest payable on any Interest Payment Date, will be paid to the Person in whose name the Notes (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest, which shall be February 1 or August 1, as the case may be, next preceding such Interest Payment Date.
The Notes will be redeemable in whole or in part at any time or from time to time, at the option of Prospect Capital Corporation, on or after August 15, 2020 at a redemption price of $1,000 per Note plus accrued and unpaid interest payments otherwise payable for the then-current semi-annual interest period accrued to, but excluding, the date fixed for redemption and upon not less than 5 days nor more that 60 days prior notice to the noteholder and the trustee, as described in the prospectus.
Except for Notes sold to level-fee accounts, Notes offered to the public will be offered at the public offering price set forth above. Agents purchasing Notes on an agency basis for client accounts shall purchase Notes at the public offering price. Notes sold by the Agents for their own account may be sold at the public offering price less the discount specified above. Notes purchased by the Agents on behalf of level-fee accounts may be sold to such accounts at the discount to the public offering price specified above, in which case, such Agents will not retain any portion of the sales price as compensation.
Prospect Capital Corporation is a financial services company that lends to and invests in middle market, privately-held companies. We are organized as an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Prospect Capital Management L.P. manages our investments and Prospect Administration LLC provides the administrative services necessary for us to operate.
This preliminary pricing supplement relates only to the securities described in the accompanying prospectus, is only a summary of changes and should be read together with the accompanying prospectus, including among other things the section entitled “Risk Factors” beginning on page 11 of such prospectus. This preliminary pricing supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information is available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this preliminary pricing supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this preliminary pricing supplement or the accompanying prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this preliminary pricing supplement. Any representation to the contrary is a criminal offense. Obligations of Prospect Capital Corporation and any subsidiary of Prospect Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Prospect Capital Corporation nor any subsidiary of Prospect Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.
InterNotes® is a registered trademark of Incapital Holdings LLC.
Recent Developments:
On November 19, 2019, Help/Systems Holdings, Inc. fully repaid the $12.5 million Second Lien Term Loan receivable to us at par. On November 22, 2019 and November 29, 2019, we made a new $17.5 million Second Lien Term Loan investment and a new $8.5 million First Lien Term Loan investment, respectively, in Help/Systems Holdings, Inc., a provider of software products.
On December 2, 2019, we made a new $8.3 million First Lien Term Loan investment and a new $20.0 million Second Lien Term Loan investment in Upstream Newco, Inc., a provider of outpatient rehabilitation and physical therapy services.
On December 9, 2019, we announced the results of our Tender Offers that commenced on November 7, 2019, relating to two separate offers by the Company (each a “Tender Offer” and collectively, the “Tender Offers”) to purchase (i) up to $10.0 million aggregate principal amount of outstanding 4.75% Senior Convertible Notes due 2020 (the “2020 Notes”), and (ii) up to $50.0 million aggregate principal amount of outstanding 4.95% Senior Convertible Notes due 2022 (the “2022 Notes”).  The Tender offers expired at midnight 12:00 midnight, New York City time, on December 7, 2019 (one minute after 11:59 p.m., New York City time, on December 6, 2019). As of the expiration of the Tender Offers, (i) $0.4 million aggregate principal amount of the 2020 Notes, representing approximately 0.22% of the outstanding 2020 Notes, and (ii) $13.4 million aggregate principal amount of the 2022 Notes, representing approximately 4.40% of the outstanding 2022 Notes, were validly tendered and not validly withdrawn pursuant to the Tender Offers. Following settlement of the Tender Offers, (i) approximately $175.0 million aggregate principal amount of the 2020 Notes will remain outstanding, and (ii) approximately $292.1 million aggregate principal amount of the 2022 Notes will remain outstanding.
On December 3, 2019, we made a new $30.6 million Senior Secured Term Loan investment in Collections Acquisition Company, Inc., a provider of payment processing services.
On December 4, 2019, Centerfield Media Holding Company fully repaid the $73.1 million Senior Secured Term Loan A and the $78.1 million Senior Secured Term Loan B receivable to us at par.
During the period of December 9, 2019 through December 13, 2019, we made a new $20.0 million First Lien Term Loan investment in Shutterfly, Inc., an e-commerce platform and manufacturer of personalized photo-based products.
On December 12, 2019, we made a new $31.4 million First Lien Term Loan investment and a new $3.6 million revolving loan commitment in GEON Performance Solutions, LLC, a leading manufacturer of polyvinyl chloride (PVC). At closing, $2.9 million of the revolving commitment was unfunded.
On December 12, 2019, we received a partial repayment of $10.0 million of our Senior Secured Term Loan B outstanding with NPRC and its wholly-owned subsidiaries.
On December 13, 2019, we made a new $70.0 million Second Lien Term Loan investment in Ahead Data Blue, LLC, a provider of IT solutions.
During the period of November 15, 2019 through December 16, 2019, we provided notice to call certain of our Prospect Capital InterNotes® at par with the following terms:

Notice Date	Settlement Date	Maturity Date Range	Interest Rate Range	Principal
11/15/2019	12/16/2019	June 15, 2022 - March 15, 2023	4.750% - 5.750%	$16.7 million
11/21/2019	11/27/2019	July 15, 2022 - March 15, 2023	4.000% - 4.500%	39.5 million
12/11/2019	1/15/2020	July 15, 2022	4.500% - 4.750%	$3.9 million
On December 16, 2019, JD Power and Associates fully repaid the $25.2 million Second Lien Term Loan receivable to us at par.
On December 17, 2019, we made a $2.0 million Second Lien Term Loan follow-on investment in Upstream Newco, Inc.
On December 20, 2019, MRP Holdco, Inc. fully repaid the $53.7 million Senior Secured Loan Term Loan A and the $55.0 million Senior Secured Term Loan B receivable to us at par.
During the period of December 12, 2019 through December 30, 2019, we received partial repayments of $20.0 million of our Senior Secured Term Loan B outstanding with NPRC and its wholly-owned subsidiaries.

On December 30, 2019, we made a new $15.1 million Senior Secured Term Loan investment in NMMB, Inc., a provider of marketing and advertising strategy, creative services, and digital and offline advertising.
On January 10, 2020, we made a new $20.0 million First Lien Term Loan investment in EDSCO Holding Company LLC, a manufacturer of foundation anchoring systems for large infrastructure installations such as power transmission poles and electrical substation structures.
On January 22, 2020, PeopleConnect Intermediate, LLC (“PeopleConnect”) fully repaid the $17.3 million Senior Secured Term Loan A and the $19.4 million Senior Secured Term Loan B receivable to us at par. Concurrent with the repayment, our $1.0 million unfunded revolving line of credit to PeopleConnect was terminated.
On January 23, 2020, we announced the results of our Tender Offers that commenced on December 23, 2019, as amended on January 6, 2020, relating to two separate offers by the Company (each a “December Tender Offer” and collectively, the “ December Tender Offers”) to purchase (i) up to $10.0 million aggregate principal amount of outstanding 4.75% Senior Convertible Notes due 2020 (the “2020 Notes”), and (ii) up to $25.0 million aggregate principal amount of outstanding 4.95% Senior Convertible Notes due 2022 (the “2022 Notes”).  The December Tender Offers expired at midnight 12:00 midnight, New York City time, on January 23, 2020 (one minute after 11:59 p.m., New York City time, on January 22, 2020). As of the expiration of the December Tender Offers, (i) $2.2 million aggregate principal amount of the 2020 Notes, representing approximately 1.27% of the outstanding 2020 Notes, and (ii) $1.3 million aggregate principal amount of the 2022 Notes, representing approximately 0.45% of the outstanding 2022 Notes, were validly tendered and not validly withdrawn pursuant to the applicable December Tender Offer. Following settlement of the Tender Offers, (i) approximately $172.8 million aggregate principal amount of the 2020 Notes will remain outstanding, and (ii) approximately $290.8 million aggregate principal amount of the 2022 Notes will remain outstanding.
On January 24, 2020, we made a $30.0 million first lien term loan investment in LGC US Finco, LLC, a manufacturer of industrial gaskets and fasteners.
During the period of November 21, 2019 through January 30, 2020, we issued $73.1 million in aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $72.0 million.
On January 22, 2020, we provided $246.0 million of Senior Secured investments to PeopleConnect Holdings, Inc. and PubRec Holdings, Inc., online information commerce companies. Included in this investment is a $10.0 million Revolving Line of Credit and a $5.0 million Delayed Draw term loan, which were unfunded at close. On January 28, 2020, we sold $25.0 million of our Senior Secured Term Loan investment and $1.1 million of our Revolving Line of Credit commitment, or 10.6% of our initial investment, at a price of 98.0. As a result of the sale, we recorded a realized loss of $0.5 million for the three months ended March 31, 2020.
On January 23, 2020, we provided $18.3 million and $4.6 million of Senior Secured Term Loan C and equity financing, respectively, to National Property REIT Corp. (“NPRC”) and its wholly-owned subsidiaries to support investments in collateralized loan obligations. On January 31, 2020, we received partial repayments of $7.5 million of our Senior Secured Term Loan B outstanding with NPRC and its wholly-owned subsidiaries.

Filed pursuant to Rule 497
File No. 333-232998

Up to $500,000,000
PROSPECT CAPITAL CORPORATION
Prospect Capital InterNotes®
Prospect Capital Corporation, or the “Company”, is a company that lends to and invests in middle market privately-held companies. Prospect Capital Corporation, a Maryland corporation, has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act”, and is a non-diversified investment company within the meaning of the 1940 Act.
We are offering, on a continuous basis, pursuant to this prospectus up to $500,000,000 of our Prospect Capital InterNotes®, or the “notes,” to provide us with additional capital. Notes may be offered at prices and on terms to be set prior to the time of sale and described in a pricing supplement. You should read this prospectus, any applicable supplement to this prospectus and the applicable pricing supplement carefully before you invest in our notes.
Our notes may be offered to or through agents for resale. The applicable pricing supplement will specify the purchase price, agent discounts and net proceeds of any particular offering of notes. The agents are not required to sell any specific amount of notes but will use their reasonable best efforts to sell the notes. We also may offer the notes directly. We have not set a date for termination of our offering. See “Plan of Distribution.” We may not sell any of our notes through agents, underwriters or dealers without delivery of the prospectus and a pricing supplement describing the method and terms of the offering of such notes. The agents have advised us that from time to time they may purchase and sell notes in the secondary market, but they are not obligated to make a market in the notes and may suspend or completely stop that activity at any time. Unless otherwise specified in the applicable pricing supplement, we do not intend to list the notes on any stock exchange.
Prospect Capital Management L.P., our investment adviser, manages our investments and Prospect Administration LLC, our administrator, provides the administrative services necessary for us to operate.
Investing in our notes involves a heightened risk of total loss of investment. Before buying any notes, you should read the discussion of the material risks of investing in our notes in “Risk Factors” beginning on page 11 of this prospectus.
This prospectus, including any applicable supplement to the prospectus, contains important information about us that you should know before investing in our notes. Please read it before making an investment decision and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. You may make inquiries or obtain this information free of charge by writing to Prospect Capital Corporation at 10 East 40th Street, 42nd Floor, New York, NY 10016, or by calling 212-448-0702. Our Internet address is http://www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be a part of this prospectus. You may also obtain information about us from our website and the SEC’s website (http://www.sec.gov).
The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The notes will be our general, senior unsecured obligations and will rank equally in right of payment with all of our existing and future senior unsecured indebtedness. As a result, the notes are effectively subordinated to our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries.
Obligations of Prospect Capital Corporation and any subsidiary of Prospect Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Prospect Capital Corporation nor any subsidiary of Prospect Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.
This prospectus may not be used to consummate sales of notes unless accompanied by a pricing supplement.
We may sell the notes to or through one or more agents or dealers, including the agents listed below.

Incapital LLC	Citigroup	RBC Capital Markets

The date of this Prospectus is September 16, 2019

®InterNotes is a registered trademark of Incapital Holdings LLC

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC, in connection with a continuous offering process for us to raise debt capital. When material changes in the information included in this prospectus occurs, including in connection with the terms of the offering or developments involving our business, we will provide a supplement to the prospectus or a pricing supplement that may add, update or change information contained in this prospectus. Under the continuous offering process, we will offer up to $500,000,000 of our notes, on the terms to be determined at the time of each offering. The notes may be offered at prices and on terms described in one or more pricing supplements to this prospectus. This prospectus provides you with a general description of the notes that we may offer. Each time we use this prospectus to offer notes, we will provide a pricing supplement that will contain specific information about the terms of that offering. The pricing supplement or a supplement to the prospectus may also add, update or change information contained in this prospectus. Please carefully read this prospectus, any supplement to the prospectus and any pricing supplement together with any exhibits and the additional information described under the heading “Available Information” and the section under the heading “Risk Factors” before you make an investment decision.
You should rely only on the information contained in this prospectus, including any supplement to the prospectus or pricing supplement included hereto. We have not, and the agent(s) or dealer(s) has not, authorized any other person to provide you with information that is different from that contained in this prospectus, including any supplement to the prospectus or pricing supplement included hereto. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the agents are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should assume that the information appearing in this prospectus, including any supplement to the prospectus or pricing supplement included hereto, is accurate only as of their respective dates and we assume no obligation to update any such information. Our business, financial condition and results of operations may have changed since those dates. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

PROSPECTUS SUMMARY
The following section summarizes the legal and financial terms of the notes that are described in more detail in “Description of Notes” beginning on page 45. Final terms of any particular notes will be determined at the time of sale and will be contained in the pricing supplement, which will be included with this prospectus, relating to those notes. The terms in that pricing supplement may vary from and supersede the terms contained in this summary and in “Description of Notes.” In addition, you should read the more detailed information appearing elsewhere in this prospectus and in that pricing supplement and any supplement to the prospectus.
The terms “we,” “us,” “our,” “Prospect,” and “Company” refer to Prospect Capital Corporation; “Prospect Capital Management,” “PCM” or the “Investment Adviser” refers to Prospect Capital Management L.P., our investment adviser; and “Prospect Administration” or the “Administrator” refers to Prospect Administration LLC, our administrator.
Our $177.6 million aggregate principal amount of 4.75% Senior Convertible Notes due 2020 are referred to as the “2020 Notes.” Our $328.5 million aggregate principal amount of 4.95% Convertible Notes due 2022 are referred to as the “2022 Notes.” Our $201.3 million aggregate principal amount of 6.375% Convertible Notes due 2025 are referred to as the “2025 Notes” and, collectively with the 2020 Notes and the 2022 Notes, the “Convertible Notes.” Our $320.0 million aggregate principal amount of 5.875% Senior Notes due 2023 are referred to as the “2023 Notes.” Our $234.4 million aggregate principal amount of 6.250% Notes due 2024 are referred to as the “2024 Notes.” Our $70.8 million aggregate principal amount of 6.250% Senior Notes due 2028 are referred to as the “2028 Notes.” Our $69.2 million aggregate principal amount of 6.875% Notes due 2029 are referred to as the “2029 Notes.” Our $100.0 million aggregate principal amount of 6.375% Notes due 2024 are referred to as the “6.375% 2024 Notes.” The 2023 Notes, 2024 Notes, 2028 Notes, 2029 Notes and the 6.375% 2024 Notes, are collectively referred to as the “Public Notes.” Any Prospect Capital InterNotes® issued pursuant to our medium term notes program are referred to as the “Prospect Capital InterNotes.” The Convertible Notes, the Public Notes and the Prospect Capital InterNotes are referred to as the “Unsecured Notes.”
The Company
We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company, or “BDC,” under the Investment Company Act of 1940, or the “1940 Act”. As a BDC, we have elected to be treated as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, or the “Code”. We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004. We are one of the largest BDCs with approximately $5.8 billion of total assets as of June 30, 2019.
We are externally managed by our investment adviser, Prospect Capital Management. Prospect Administration provides administrative services and facilities necessary for us to operate.
On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC, or “PCF”, a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC, or “PSBL” was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc., or “OnDeck”. On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC, or “PYC,” and effective October 23, 2014, PYC holds our investments in rated secured structured notes and subordinated structured notes, collectively, “collateralized loan obligations” or “CLOs”. Each of these subsidiaries have been consolidated since operations commenced.
We currently have nine strategies that guide our origination of investment opportunities: (1) lending to companies controlled by private equity sponsors, (2) lending to companies not controlled by private equity sponsors, (3) purchasing controlling equity positions and lending to operating companies, (4) purchasing controlling equity positions and lending to financial services companies, (5) purchasing controlling equity positions and lending to real estate companies, (6) purchasing controlling equity positions and lending to aircraft leasing companies, (7) investing in structured credit, (8) investing in syndicated debt and (9) investing in consumer and small business loans and asset-backed securitizations. We may also invest in other strategies and opportunities from time to time that we view as attractive. We continue to evaluate other origination strategies in the ordinary course of business with no specific top-down allocation to any single origination strategy.
Lending to Companies Controlled by Private Equity Sponsors - We make agented loans to companies which are controlled by private equity sponsors. This debt can take the form of first lien, second lien, unitranche or unsecured loans. These loans typically have equity subordinate to our loan position. Historically, this strategy has comprised approximately 25%-50% of our portfolio.

Lending to Companies not Controlled by Private Equity Sponsors - We make loans to companies which are not controlled by private equity sponsors, such as companies that are controlled by the management team, the founder, a family or public shareholders. This origination strategy may have less competition to provide debt financing than the private-equity-sponsor origination strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. This origination strategy can result in investments with higher returns or lower leverage than the private-equity-sponsor origination strategy. Historically, this strategy has comprised less than 5% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Operating Companies - This strategy involves purchasing yield-producing debt and controlling equity positions in non-financial-services operating companies. We believe that we can provide enhanced certainty of closure and liquidity to sellers and we look for management to continue on in their current roles. This strategy has comprised approximately 5%-10% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Financial Services Companies - This strategy involves purchasing yield-producing debt and control equity investments in financial services companies, including consumer direct lending, sub-prime auto lending and other strategies. These investments are often structured in tax-efficient partnerships, enhancing returns. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Real Estate Companies - We purchase debt and controlling equity positions in tax-efficient real estate investment trusts (“REIT” or “REITs”). The real estate investments of National Property REIT Corp. (“NPRC”) are in various classes of developed and occupied real estate properties that generate current yields, including multi-family properties, student housing, and self-storage. NPRC seeks to identify properties that have historically significant occupancy rates and recurring cash flow generation. NPRC generally co-invests with established and experienced property management teams that manage such properties after acquisition. Additionally, NPRC purchases loans originated by certain consumer loan facilitators. It purchases each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers, and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised approximately 10%-20% of our business.
Purchasing Controlling Equity Positions and Lending to Aircraft Leasing Companies - We invest in debt as well as equity in companies with aircraft assets subject to commercial leases to airlines across the globe. We believe that these investments can present attractive return opportunities due to cash flow consistency from long-term leases coupled with hard asset residual value. We believe that these investment companies seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across a variety of aircraft types and vintages. This strategy historically has comprised less than 5% of our portfolio.
Investing in Structured Credit - We make investments in CLOs, often taking a significant position in the subordinated interests (equity) and debt of the CLOs. The underlying portfolio of each CLO investment is diversified across approximately 100 to 200 broadly syndicated loans and does not have direct exposure to real estate, mortgages, or consumer-based credit assets. The CLOs in which we invest are managed by established collateral management teams with many years of experience in the industry. This strategy has comprised approximately 10%-20% of our portfolio.
Investing in Syndicated Debt - On a primary or secondary basis, we purchase primarily senior and secured loans and high yield bonds that have been sold to a club or syndicate of buyers. These investments are often purchased with a long-term, buy-and-hold outlook, and we often look to provide significant input to the transaction by providing anchoring orders. This strategy has comprised approximately 10%-25% of our portfolio.
Investing in Consumer and Small Business Loans and Asset-Backed Securitizations - We purchase loans originated by certain consumer and small-and-medium-sized business (“SME”) loan platforms. We generally purchase each loan in its entirety (i.e., a “whole loan”) and we invest in asset-backed securitizations collateralized by consumer or small business loans. The borrowers are consumers and SMEs and the loans are typically serviced by the platforms of the loans. This investment strategy has comprised up to approximately 0% of our portfolio.
Typically, we concentrate on making investments in companies with annual revenues of less than $750 million and enterprise values of less than $1 billion. Our typical investment involves a secured loan of less than $250 million. We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as “target” or “middle market” companies and these investments as “middle market investments.”
We seek to maximize total returns to our investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. We are constantly pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. We also regularly evaluate control investment opportunities in a range of industries, and some of these investments could be material to us. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.
As of June 30, 2019, we had investments in 135 portfolio companies and CLOs. The aggregate fair value as of June 30, 2019 of investments in these portfolio companies held on that date is approximately $5.6 billion. Our portfolio across all our performing interest-bearing investments had an annualized current yield of 13.1% as of June 30, 2019. Our annualized current yield was 10.6% as of June 30, 2019 across all investments.
For further discussion of our investment program, see “Business.”
For a discussion of the risks inherent in our portfolio investments, see “Risk Factors - Risks Relating to Our Investments.”
The Investment Adviser
Prospect Capital Management, a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, or the “Advisers Act,” manages our investments. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on our behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 42nd Floor, New York, NY 10016. We depend on the due diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser’s investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The Investment Adviser’s senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of the Investment Adviser could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow. Under the Investment Advisory Agreement (as defined below), we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets, which we define as total assets without deduction for any liabilities (and, accordingly, includes the value of assets acquired with proceeds from borrowings), as well as a two-part incentive fee based on our performance. Mr. Barry currently controls Prospect Capital Management.
Recent Developments
Investment Activity
On July 2, 2019, Agamatrix, Inc. fully repaid the $33.7 million Senior Secured Term Loan receivable to us at par.
On July 2, 2019, SCS Merger Sub, Inc. fully repaid the $20.0 million Second Lien Term Loan receivable to us at par.
On July 16, 2019, we sold $16.0 million, or 8.39%, of the outstanding principal balance of the senior secured note investment in Broder Bros., Co.
During the period from July 19, 2019 through July 22, 2019, Mobile Posse, Inc. fully repaid the $20.5 million First Lien Term Loan receivable to us at par.
During the period from July 22, 2019 through August 29, 2019, we received a partial repayment of $47.0 million of our Senior Secured Term Loan B outstanding with NPRC and its wholly-owned subsidiaries.
On July 30, 2019, Turning Point Brands, Inc. fully repaid the $14.5 million First Lien Term Loan receivable to us at par.
On August 12, 2019, Janus International Group, LLC. fully repaid the $20.0 million Second Lien Term Loan receivable to us at par.
On August 21, 2019, we made a new $10.0 million First Lien Term Loan investment in Global Tel*Link Corporation. On August 22, 2019, we made a $10.7 Second Lien Term Loan follow-on investment in Global Tel*Link Corporation.
On September 3, 2019, we made a new $10.0 million First Lien Term Loan investment in Securus SCS Technology Holdings.

Debt and Equity
During the period from July 1, 2019 through September 11, 2019, we issued $75.2 million in aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $73.9 million.
Pursuant to notice to call provided on June 10, 2019, we redeemed $41.0 million of our Prospect Capital InterNotes® at par maturing between January 15, 2020 and January 15, 2022, with a weighted average rate of 5.14%. Settlement of the call occurred on July 15, 2019.
On June 28, 2019, we commenced a tender offer to purchase for cash any and all of the $224.1 million aggregate principal amount outstanding of our 4.75% Senior Convertible Notes due 2020 (the “Tender Offer”). The Tender Offer expired at 12:00 midnight, New York City time, on July 27, 2019 (one minute after 11:59 p.m., New York City time, on July 26, 2019). On July 29, 2019, we announced the expiration and final results of the Tender Offer. On July 31, 2019, $32.9 million aggregate principal amount of the Notes, representing approximately 14.70% of the outstanding Notes, were validly tendered and accepted.
We have provided notice to call on August 9, 2019, with settlement on September 16, 2019, $54.2 million of our Prospect Capital InterNotes® at par maturing between March 15, 2021 and March 15, 2022, with a weighted average rate of 5.33%.

On August 12, 2019, we commenced a tender offer to purchase for cash up to $60.0 million aggregate principal amount of our 4.75% Senior Convertible Notes due 2020 (the “August Tender Offer”), of which $191.2 million aggregate principal amount is currently outstanding. The August Tender Offer expired at 12:00 midnight, New York City time, on September 10, 2019 (one minute after 11:59 p.m., New York City time, on September 9, 2019). On September 11, 2019, we announced the expiration and final results of the August Tender Offer. On September 12, 2019, $13.6 million aggregate principal amount of such notes, representing approximately 7.11% of the outstanding 2020 Notes, were validly tendered and accepted.

Pursuant to notice to call provided on July 10, 2019, we redeemed $48.7 million of our Prospect Capital InterNotes® at par maturing between February 15, 2021 and February 15, 2022, with a weighted average rate of 5.30%. Settlement of the call occurred on August 15, 2019.

On September 9, 2019, we completed an extension of the revolving credit facility (the “Facility”) for Prospect Capital Funding LLC (“PCF”), a GAAP consolidated subsidiary of Prospect, extending the term for 0.5 years to 5.0 years and extending the revolving period 1.5 years to 4.0 years. The Facility has $1.0775 billion of commitments from 30 lenders and includes an accordion feature that allows the Facility, at Prospect's discretion, to accept up to a total of $1.5 billion of commitments. The Facility matures on September 9, 2024. It includes a revolving period that extends through September 9, 2023, followed by an additional one-year amortization period, with distributions allowed to Prospect after the completion of the revolving period. Pricing for amounts drawn under the Facility is one-month Libor plus 2.20%.
Dividends
On August 27, 2019, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for September 2019 to holders of record on September 30, 2019 with a payment date of October 24, 2019.

•	$0.06 per share for October 2019 to holders of record on October 31, 2019 with a payment date of November 20, 2019.

The Offering

Issuer	Prospect Capital Corporation

Purchasing Agent	Incapital LLC

Agents	Citigroup Global Markets Inc. and RBC Capital Markets, LLC. From time to time, we may sell the notes to or through additional agents.

Title of Notes	Prospect Capital InterNotes®

Amount
We will on a continuous basis pursuant to this prospectus offer up to $500,000,000 of notes. There are no limitations on our ability to issue additional indebtedness in the form of Prospect Capital InterNotes® or otherwise other than under the 1940 Act and the asset coverage requirement under our credit facility.

Denominations	The notes will be issued and sold in denominations of $1,000 and multiples of $1,000 (unless otherwise stated in the pricing supplement).

Ranking
The notes will be our general, senior unsecured obligations and will rank equally in right of payment with all of our existing and future senior unsecured indebtedness, including without limitation, our Unsecured Notes. As a result, the notes are effectively subordinated to our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. Effective subordination means that in any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets. As of September 11, 2019, we and our subsidiaries had approximately $2.2 billion of indebtedness outstanding, $14.0 million of which was secured indebtedness and $2.2 billion of which was unsecured indebtedness. The total dollar amount of indebtedness the notes are structurally and effectively subordinated to is $14.0 million. As of September 11, 2019, our asset coverage ratio was 2.5363.

Sinking Fund
The notes will not be subject to any sinking fund.

A sinking fund is a fund established by us by periodically setting aside money for the gradual repayment of a debt. No amounts will be set aside for the express purpose of repayment of principal and any unpaid interest on the notes and repayment of the notes will depend upon our financial condition as of the maturity date of the notes.

Defeasance
The notes are subject to defeasance by us.

‘‘Defeasance’’ means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the notes when due and satisfying any additional conditions required under the indenture relating to the notes, we will be deemed to have been discharged from our obligations under the indenture relating to the notes. We are under no obligation to exercise any rights of defeasance.

The notes are subject to covenant defeasance by us.

In the event of a ‘‘covenant defeasance,’’ upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the indenture relating to the notes. The consequences to the holders of the notes would be that, while they would no longer benefit from certain covenants under the indenture relating to the notes, and while the notes could not be accelerated for any reason, the holders of notes nonetheless would be guaranteed to receive the principal and interest owed to them. We are under no obligation to exercise any rights of covenant defeasance.

Form of Notes
The notes will be represented by global notes that will be registered in the name of The Depository Trust Company, or ‘‘DTC’,’ or its nominee. This means that, except in limited circumstances, you will not receive certificates for the notes. Beneficial interests in the notes will be represented through book entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Events of Default
If an event of default (as described herein under ‘‘Description of Notes’’) on the notes occurs, the principal amount of the notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture relating to the notes. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

Other Covenants
In addition to any other covenants described in this prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenant will apply to the notes:

We agree that for the period of time during which the notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions. These provisions generally prohibit us from incurring additional borrowings, including through the issuance of the notes under this prospectus, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings (or 150% after such borrowings if we were ever to elect to approve the reduced asset coverage requirements in accordance with the procedures set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act).

No Established Trading Market
The notes are a new issue of securities with no established trading market. No note will have an established trading market when issued. We do not intend to apply for the listing of the notes on any securities exchange. However, we have been advised by the agents that they may purchase and sell notes in the secondary market as permitted by applicable laws and regulations. The agents are not obligated to make a market in the notes, and they may discontinue making a market in the notes at any time without notice. Neither we nor the agents can provide any assurance regarding the development, liquidity or maintenance of any trading market for any notes. All secondary trading in the notes will settle in same-day funds. See “Registration and Settlement.”

Maturities	Each note will mature 12 months or more from its date of original issuance.

Interest	Notes may be issued with a fixed or floating interest rate; a floating interest rate note will be based on the London Interbank Offered Rate, or “LIBOR”.

Interest on each fixed or floating interest rate note will be payable either monthly, quarterly, semi-annually or annually on each interest payment date and on the stated maturity date. Interest also will be paid on the date of redemption or repayment if a note is redeemed or repaid prior to its stated maturity in accordance with its terms.

Interest on the notes will be computed on the basis of a 360-day year of twelve 30-day months, often referred to as the 30/360 (ISDA) day count convention.
Principal	The principal amount of each note will be payable on its stated maturity date at the corporate trust office of the paying agent or at any other place we may designate.

Redemption and Repayment	Unless otherwise stated in the applicable pricing supplement, a note will not be redeemable at our option or be repayable at the option of the holder prior to its stated maturity date.

Survivor’s Option
Specific notes may contain a provision permitting the optional repayment of those notes prior to stated maturity, if requested by the authorized representative of the beneficial owner of those notes, following the death of the beneficial owner of the notes, so long as the notes were owned by the beneficial owner or his or her estate at least six months prior to the request. This feature is referred to as a “Survivor’s Option.” Your notes will not be repaid in this manner unless the pricing supplement for your notes provides for the Survivor’s Option. If the pricing supplement for your notes provides for the Survivor’s Option, your right to exercise the Survivor’s Option will be subject to limits set by us on (1) the permitted dollar amount of total exercises by all holders of notes in any calendar year, and (2) the permitted dollar amount of an individual exercise by a holder of a note in any calendar year. Additional details on the Survivor’s Option are described in the section entitled “Description of Notes—Survivor’s Option.”

Use of Proceeds
Unless otherwise indicated in a pricing supplement for the notes, we expect to use the net proceeds from the sale of the notes initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, and redemption of outstanding Prospect Capital InterNotes® and other debt, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective.

Sale and Clearance	We will sell notes in the United States only. Notes will be issued in book-entry only form and will clear through The Depository Trust Company. We do not intend to issue notes in certificated form.

Trustee	The trustee for the notes is U.S. Bank National Association, under an indenture dated as of February 16, 2012, as amended and as supplemented from time to time.

Selling Group
The agents and dealers comprising the selling group are broker-dealers and securities firms. Each of the Purchasing Agent, Citigroup Global Markets Inc. and RBC Capital Markets, LLC entered into a Selling Agent Agreement with us dated September 16, 2019, or the “Selling Agent Agreement”. Additional agents appointed by us from time to time in connection with the offering of the notes contemplated by this prospectus supplement will become parties to the Selling Agent Agreement. Dealers who are members of the selling group have executed a Master Selected Dealer Agreement with the Purchasing Agent. The agents and the dealers have agreed to market and sell the notes in accordance with the terms of those respective agreements and all other applicable laws and regulations. You may contact the Purchasing Agent at info@incapital.com for a list of selling group members.

SELECTED CONDENSED FINANCIAL DATA
You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this prospectus. Financial information below for the years ended June 30, 2019, 2018, 2017, 2016, and 2015, and has been derived from the financial statements that were audited by our independent registered public accounting firm. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” starting on page 62 for more information.

	For the Year Ended June 30,
	2019	2018	2017	2016	2015

Performance Data:
Total interest income	$624,116	$607,012	$668,717	$731,618	$748,974
Total dividend income	36,029	13,046	5,679	26,501	7,663
Total other income	43,622	37,787	26,650	33,854	34,447
Total Investment Income	703,767	657,845	701,046	791,973	791,084
Interest and credit facility expenses	(157,231)	(155,039)	(164,848)	(167,719)	(170,660)
Investment advisory expense	(200,048)	(189,759)	(199,394)	(219,305)	(225,277)
Other expenses	(33,629)	(26,197)	(30,722)	(33,821)	(32,400)
Total Operating Expenses	(390,908)	(370,995)	(394,964)	(420,845)	(428,337)
Net Investment Income	312,859	286,850	306,082	371,128	362,747
Net realized and change in unrealized gains (losses)	(168,372)	13,013	(53,176)	(267,766)	(16,408)
Net increase in Net Assets from Operations	$144,487	$299,863	$252,906	$103,362	$346,339
Per Share Data:
Net Increase in Net Assets from Operations(1)	$0.39	$0.83	$0.70	$0.29	$0.98
Dividends declared per share	$(0.72)	$(0.77)	$(1.00)	$(1.00)	$(1.19)
Weighted average shares of common stock outstanding	365,984,541	361,456,075	358,841,714	356,134,297	353,648,522
Assets and Liabilities Data:
Investments at Fair Value	$5,653,553	5,727,279	$5,838,305	$5,897,708	$6,609,558
Other Assets(4)	146,510	111,541	334,484	338,473	144,356
Total Assets(4)	5,800,063	5,838,820	6,172,789	6,236,181	6,753,914
Revolving Credit Facility	167,000	37,000	—	—	368,700
Convertible notes(4)	739,997	809,073	937,641	1,074,361	1,218,226
Public notes (4)	780,548	716,810	738,300	699,368	541,490
Prospect Capital InterNotes®(4)	695,350	748,926	966,254	893,210	811,180
Due to Prospect Administration and Prospect Capital Management	48,410	51,257	50,159	55,914	6,788
Other liabilities	62,483	68,707	125,483	77,411	104,481
Total Liabilities(4)	2,493,788	2,431,773	2,817,837	2,800,264	3,050,865
Net Assets	$3,306,275	$3,407,047	$3,354,952	$3,435,917	$3,703,049
Investment Activity Data:
No. of portfolio companies at period end	135	135	121	125	131
Acquisitions	$704,543	$1,730,657	$1,489,470	$979,102	$1,867,477
Sales, repayments, and other disposals	$627,978	$1,831,286	$1,413,882	$1,338,875	$1,411,562
Total return based on market value(2)	8.23%	(7.42)%	16.80%	21.84%	(20.84)%
Total return based on net asset value(2)	7.17%	12.39%	8.98%	7.15%	11.47%
Weighted average yield on debt portfolio at period end(3)	13.1%	13.0%	12.2%	13.2%	12.7%
Weighted average yield on total portfolio at period end	10.6%	10.5%	10.4%	12.0%	11.9%
_______________________________________________________________________________

(1)	Per share data is based on the weighted average number of common shares outstanding for the year/period presented (except for dividends to shareholders which is based on actual rate per share).

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each year/period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each year/period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. For a period less than a year, the return is not annualized.

(3)	Excludes equity investments and non-performing loans.

(4)
We have changed our method of presentation relating to debt issuance costs in accordance with ASU 2015-03, Interest - Imputation of Interest (Subtopic 835-30). Unamortized deferred financing costs of $40,526 and $44,140 previously reported as an asset on the Consolidated Statements of Assets and Liabilities

as of June 30, 2016, and 2015, respectively, have been reclassified as a direct deduction to the respective Unsecured Notes. See Critical Accounting Policies and Estimates for further discussion.

(5)	Includes equity investments and non-performing loans.

RISK FACTORS
Investing in the notes involves a high degree of risk. You should, in consultation with your own financial and legal advisors, carefully consider the risks described below, together with all of the other information included in this prospectus, any applicable supplement to the prospectus and any applicable pricing supplement, before you decide whether to make an investment in the notes. The notes will not be an appropriate investment for you if you are not knowledgeable about significant features of the notes or financial matters in general. You should not purchase the notes unless you understand, and know that you can bear, these investment risks. The risks set forth below are not the only risks we face. If any of the adverse events or conditions described below occurs, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, and the value of our debt securities ,including the notes, may decline, and you may lose all or part of your investment.
Risks Relating to the Notes
Our amount of debt outstanding will increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the notes and our other debt.
As of September 11, 2019, together with our subsidiaries, we had approximately $2.2 billion of unsecured senior indebtedness outstanding and $14.0 million of secured indebtedness outstanding.
The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the notes and our other outstanding debt;

•
resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in substantially all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our credit facility; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.
Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the notes and our other debt.
Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including any notes sold, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the notes and our other debt.
A downgrade, suspension or withdrawal of the rating assigned by a rating agency to us or the notes, if any, could cause the liquidity or market value of the notes to decline significantly.
Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor the agents undertake any obligation to maintain the ratings or to advise holders of notes of any changes in ratings.
The notes will be rated by Standard & Poor’s Ratings Services, or “S&P,” Kroll Bond Rating Agency, Inc., or “Kroll,” and Moody’s Investor Service, or “Moody’s.” There can be no assurance that their rating will remain for any given period of time or that such rating will not be lowered or withdrawn entirely by S&P, Kroll or Moody’s if in their respective judgment future circumstances relating to the basis of the rating, such as adverse changes in our company, so warrant.
An increase in market interest rates could result in a decrease in the market value of the notes.
The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase notes bearing interest at fixed rates and market interest rates increase, the market values of those notes may decline. We cannot predict the future level of market interest rates.
The notes will be effectively subordinated to any existing and future secured indebtedness and structurally subordinated to existing and future liabilities and other indebtedness of our subsidiaries.
The notes are our general, senior unsecured obligations and rank equally in right of payment with all of our existing and future senior unsecured indebtedness, including without limitation, our Unsecured Notes. As a result, the notes are effectively subordinated to our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. Effective subordination means that in any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets. These liabilities may include indebtedness, trade payables, guarantees, lease obligations and letter of credit obligations. The notes do not restrict us or our subsidiaries from incurring indebtedness, including senior secured indebtedness in the future, nor do they limit the amount of indebtedness we can issue that is equal in right of payment to the notes. As of September 11, 2019, we had $14.0 million borrowings under our credit facility. Our credit facility is secured by certain of our assets and the indebtedness thereunder is therefore effectively senior to the notes to the extent of the value of such assets.
Certain of our Unsecured Notes will be due prior to the respective maturities of the notes. We do not currently know whether we will be able to replace any such notes upon their respective maturities, or if we do, whether we will be able to do so on terms that are as favorable as such notes. In the event that we are not able to replace such notes at the time of their respective maturities, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders, our ability to repay the notes and our ability to qualify as a regulated investment company, or “RIC.”
The indenture and supplemental indentures under which the notes will be issued will contain limited protection for holders of the notes.
The indenture and supplemental indentures, or collectively, the “indenture,” under which the notes will be issued offer limited protection to holders of the notes. The terms of the indenture and the notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the notes. In particular, the terms of the indenture and the notes will not place any restrictions on our or our subsidiaries’ ability to:

•
issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.
In addition, the indenture will not require us to offer to purchase the notes in connection with a change of control or any other event.
Furthermore, the terms of the indenture and the notes do not protect holders of the notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than certain limited restrictions on dividends and certain board structures or default provisions mandated by the 1940 Act.
Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the notes may have important consequences for you as a holder of the notes, including making it more difficult for us to satisfy our obligations with respect to the notes or negatively affecting the trading value of the notes.
Certain of our current debt instruments include more protections for their holders than the indenture and the notes. See “Risk Factors-Risks Relating to Our Notes-In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.” In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the notes.
We may be subject to certain corporate-level taxes which could adversely affect our cash flow and consequently adversely affect our ability to make payments on the notes.
We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC. Additionally, should we fail to qualify as a RIC, we would be subject to corporate-level taxes on all of our taxable income. The imposition of corporate-level taxes could adversely affect our cash flow and consequently adversely affect our ability to make payments on the notes.
We may choose to redeem notes when prevailing interest rates are relatively low.
If your notes will be redeemable at our option, we may choose to redeem your notes from time to time, especially when prevailing interest rates are lower than the rate borne by the notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the notes being redeemed. Our redemption right also may adversely impact your ability to sell your notes as the optional redemption date or period approaches.
Survivor’s Option may be limited in amount.
We will have a discretionary right to limit the aggregate principal amount of notes subject to the Survivor’s Option that may be exercised in any calendar year to an amount equal to the greater of $2.0 million or 2% of the outstanding principal amount of all notes outstanding as of the end of the most recent calendar year. We also have the discretionary right to limit to $250,000 in any calendar year the aggregate principal amount of notes subject to the Survivor’s Option that may be exercised in such calendar year on behalf of any individual deceased beneficial owner of notes. Accordingly, no assurance can be given that exercise of the Survivor’s Option for the desired amount will be permitted in any single calendar year.
We cannot assure that a trading market for your notes will ever develop or be maintained.
In evaluating the notes, you should assume that you will be holding the notes until their stated maturity. The notes are a new issue of securities. We cannot assure you that a trading market for your notes will ever develop, be liquid or be maintained. Many factors independent of our creditworthiness affect the trading market for and market value of your notes. Those factors include, without limitation:

•	the method of calculating the principal and interest for the notes;

•	the time remaining to the stated maturity of the notes;

•	the outstanding amount of the notes;

•	the redemption or repayment features of the notes; and

•	the level, direction and volatility of interest rates generally.
There may be a limited number of buyers when you decide to sell your notes. This may affect the price you receive for your notes or your ability to sell your notes at all.
Your investment in the floating rate notes will involve certain risks not associated with an investment in conventional debt securities. You should consider carefully the following discussion of risks before you decide that an investment in the floating rate notes is suitable for you.
Floating rate notes present different investment considerations than fixed rate notes. For notes with only floating rates, the rate of interest paid by us on the notes for each applicable interest period is not fixed, but will vary depending on LIBOR and accordingly could be substantially less than the rates of interest we would pay on fixed rate notes of the same maturity. Additionally, the notes may change the interest rate or interest rate formula in relation to LIBOR at one or more points during the term of such notes (often referred to as a “step up” feature) or may switch from floating to fixed rate or from a fixed to a floating rate during the term of the notes. Consequently, the return on the notes may be less than returns otherwise payable on fixed rate debt securities issued by us with similar maturities whose interest rates cannot change. The variable interest rate on the notes, while determined, in part, by reference to LIBOR, may not actually pay at such rates. Furthermore, we have no control over any fluctuations in LIBOR.
If the relevant pricing supplement specifies a maximum rate, the interest rate for any interest period will be limited by the maximum rate. The maximum rate will limit the amount of interest you may receive for each such interest period, even if the fixed or floating rate component, as adjusted by any spread factor, if applicable, and/or a spread, if applicable, would have otherwise resulted in an interest rate greater than the maximum rate. As a result, if the interest rate for any interest period without taking into consideration the maximum rate would have been greater than the maximum rate, the notes will provide you less interest income than an investment in a similar instrument that is not subject to a maximum interest rate.
Our most recent NAV was calculated on June 30, 2019 and our NAV when calculated effective September 30, 2019 and thereafter may be higher or lower.
Our NAV per share is $9.01 as of June 30, 2019. NAV per share as of September 30, 2019 may be higher or lower than $9.01 based on potential changes in valuations, issuances of securities, repurchases of securities, dividends paid and earnings for the quarter then ended. Our Board of Directors has not yet determined the fair value of portfolio investments at any date subsequent to June 30, 2019. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, the Investment Adviser, the Administrator and the Audit Committee of our Board of Directors.
In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.
The agreement governing our credit facility requires us to comply with certain financial and operational covenants. These covenants include:

•	restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

•	restrictions on our ability to incur liens; and

•	maintenance of a minimum level of stockholders’ equity.
As of June 30, 2019, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.
Our credit ratings may not reflect all risks of an investment in our debt securities, including the notes.
Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities, including the notes. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.
Failure to extend our existing credit facility, the revolving period of which is currently scheduled to expire on March 27, 2022, could have a material adverse effect on our results of operations and financial position and our ability to pay expenses and make distributions.
The revolving period for our credit facility with a syndicate of lenders is currently scheduled to terminate on March 27, 2022, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders. If the credit facility is not renewed or extended by the participant banks by March 27, 2022, we will not be able to make further borrowings under the facility after such date and the outstanding principal balance on that date will be due and payable on March 27, 2024. As of September 11, 2019, we had $14.0 million of outstanding borrowings under our credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 220 basis points with a minimum LIBOR floor of zero. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if more than 35% and an amount less than or equal to 60% of the credit facility is drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn.
The credit facility requires us to pledge assets as collateral in order to borrow under the credit facility. If we are unable to extend our facility or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding under the facility during the two-year term-out period through one or more of the following: (1) principal collections on our securities pledged under the facility, (2) at our option, interest collections on our securities pledged under the facility and cash collections on our securities not pledged under the facility, or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position and may force us to decrease or stop paying certain expenses and making distributions until the facility is repaid. In addition, our stock price could decline significantly, we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, and our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.
Failure to refinance our existing Unsecured Notes could have a material adverse effect on our results of operations and financial position.
The Unsecured Notes mature at various dates from February 15, 2021 to October 15, 2043. If we are unable to refinance the Unsecured Notes or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding at maturity under the facility during the two-year term-out period through one or more of the following: (1) borrowing additional funds under our then current credit facility, (2) issuance of additional common stock or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position. In addition, our stock price could decline significantly; we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.
Terms relating to redemption may materially adversely affect our noteholders return on any debt securities that we may issue.
If our noteholders’ debt securities, including the notes, are redeemable at our option, we may choose to redeem their debt securities, including the notes, at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In addition, if our noteholders’ debt securities, including the notes, are subject to mandatory redemption, we may be required to redeem their debt securities, including the notes, also at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In this circumstance, our noteholders, including holders of the notes, may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as their debt securities being redeemed.
The market price of our securities, including the notes, may fluctuate significantly.
The market price and liquidity of the market for our securities, including the notes, may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC qualification;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of one or more of Prospect Capital Management’s key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities, including the Convertible Notes;

•	uncertainty surrounding the strength of the U.S. economic recovery;

•	concerns regarding European sovereign debt;

•	changes in prevailing interest rates;

•	litigation matters;

•	general economic trends and other external factors; and

•	loss of a major funding source.
Risks Relating to Our Business
Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.
From time to time, capital markets may experience periods of disruption and instability. For example, between 2007 and 2009, the global capital markets experienced an extended period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While the adverse effects of these conditions have abated to a degree, global financial markets experienced significant volatility following the downgrade by Standard & Poor’s on August 5, 2011 of the long-term credit rating of U.S. Treasury debt from AAA to AA+. These market conditions have historically had, and could again have, a material adverse effect on debt and equity capital markets in the United States and Europe, which could have a materially negative impact on our business, financial condition and results of operations. We and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. In such circumstances, equity capital may be difficult to raise because subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without general approval by our stockholders, which we currently have, and approval of the specific issuance by our Board of Directors. In addition, our ability to incur indebtedness or issue preferred stock is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness or issue preferred stock. The debt capital that may be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.
Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness, including the final maturity of our revolving credit facility in March 2024, and any failure to do so could have a material adverse effect on our business. The re-appearance of market conditions similar to those experienced from 2007 through 2009 for any substantial length of time or worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could make it difficult to extend the maturity of, or refinance our existing indebtedness, or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. Further, if we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.
The illiquidity of our investments may make it difficult for us to sell such investments, if required. As a result, we may realize significantly less than the value at which we have recorded our investments if forced to liquidate quickly.
Given the extreme volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations. In addition, significant changes in the capital markets, including the extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.
The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. The Investment Adviser monitors developments and seeks to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so; and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.
We are required to record certain of our assets at fair value, as determined in good faith by our Board of Directors in accordance with our valuation policy. As a result, volatility in the capital markets may have a material adverse effect on our investment valuations and our net asset value, even if we plan to hold investments to maturity.

Uncertainty about the financial stability of the United States, the economic crisis in Europe and the Trump administration could negatively impact our business, financial condition and results of operations.
Although U.S. lawmakers passed legislation to raise the federal debt ceiling and Standard & Poor’s Ratings Services affirmed its AA+ long-term sovereign credit rating on the United States and revised the outlook on the long-term rating from negative to stable in June of 2013, U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe continue to present the possibility of a credit-rating downgrade, economic slowdowns, or a recession for the United States. The impact of any further downgrades to the U.S. government’s sovereign credit rating or downgraded sovereign credit ratings of European countries or the Russian Federation, or their perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with any further European sovereign debt issues, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.
In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. During the period between December 2015 and December 2018, the Federal Reserve raised the target range for the federal funds rate nine times and may continue to do so in the future. To the extent the Federal Reserve continues to raise rates, and without quantitative easing by the Federal Reserve, there is a risk that the debt markets may experience increased volatility and that the liquidity of certain of our investments may be reduced. These developments, along with the corresponding potential rise in interest rates and borrowing costs, the United States government's credit and deficit concerns and the European sovereign debt crisis, may negatively impact our ability to access the debt markets on favorable terms.
The Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them. Although the Federal Reserve elected not to raise the federal funds rate at its first quarter 2019 meeting, it had previously raised the federal funds rate nine times during the period between December 2015 and December 2018, and it may continue to raise the federal funds rate in the future. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high-yield bonds, and also could increase our interest expense, thereby decreasing our net investment income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our distributions rate, which could reduce the value of our common stock.
On February 3, 2017, President Trump signed Executive Order 13772 announcing the administration’s policy to regulate the U.S. financial system in a manner consistent with certain “Core Principles,” including regulation that is efficient, effective and appropriately tailored. The Executive Order directed the Secretary of the Treasury, in consultation with the heads of the member agencies of the Financial Stability Oversight Council, to report to the President on the extent to which existing laws, regulations and other government policies promote the Core Principles and to identify any laws, regulations or other government policies that inhibit federal regulation of the U.S. financial system. On June 12, 2017, the U.S. Department of the Treasury published the first of several reports in response to the Executive Order on the depository system covering banks and other savings institutions. On October 6, 2017, the Treasury released a second report outlining ways to streamline and reform the U.S. regulatory system for capital markets, followed by a third report, on October 26, 2017, examining the current regulatory framework for the asset management and insurance industries. The Treasury released a fourth report on July 31, 2018 describing recommendations relating to non-bank financial institutions. Subsequent reports are expected to address: retail and institutional investment products and vehicles.
On June 8, 2017, the U. S. House of Representatives passed the Financial Choice Act, which includes legislation intended to repeal or replace substantial portions of the Dodd-Frank Act. Among other things, the proposed law would repeal the Volcker Rule limiting certain proprietary investment and trading activities by banks, eliminate the authority of regulators to designate asset managers and other large non-bank institutions as "systemically important financial institutions" ("SIFIs") and repeal the U.S. Department of Labor (“DOL”) “fiduciary rule” governing standards for dealing with retirement plans until the SEC issues standards for similar dealings by broker-dealers and limiting the substance of any subsequent DOL rule to the SEC standards. The bill was referred to the Senate, where it is unlikely to pass as proposed. On November 16, 2017, a bipartisan group of U.S. Senators, led by Senate Banking Committee Chairman, introduced the Economic Growth, Regulatory Relief, and Consumer Protection Act (the "Senate Regulatory Relief Bill"). The Senate Regulatory Relief Bill would revise various post-crisis regulatory requirements and provide targeted regulatory relief to certain financial institutions. Among the most significant of its proposed amendments to the Dodd-Frank Act are a substantial increase in the $50 billion asset threshold for automatic regulation of bank holding companies as SIFIs, an exemption from the Volcker Rule for insured depository institutions with less than $10 billion in consolidated assets and lower levels of trading assets and liabilities, as well as amendments to the liquidity leverage ratio and supplementary leverage ratio requirements. On December 5, 2017, the Senate Banking Committee approved the Senate Regulatory Relief Bill. If the legislation is adopted in the Senate, it remains unclear whether and how it would be reconciled with its House-passed counterpart, the Financial Choice Act, which is substantially different in scope and substance, and ultimately approved by both chambers of Congress. At this time it is not possible to determine whether any such particular proposal will become law or its potential impact on us.
On May 24, 2018, President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act, which increased from $50 billion to $250 billion the asset threshold for designation of “systemically important financial institutions” or “SIFIs” subject to enhanced prudential standards set by the Federal Reserve, staggering application of this change based on the size and risk of the covered bank holding company. On May 30, 2018, the Federal Reserve voted to consider changes to the Volcker Rule that would loosen compliance requirements for all banks. On July 17, 2018, the House of Representatives passed the JOBS and Investor Confidence Act, which includes 32 pieces of legislation intended to help small businesses, entrepreneurs and investors by reforming capital markets. The proposed legislation includes provisions to expand the definition of “accredited investors,” extend on-ramp exemptions for emerging growth companies (EGCs) and ease securities regulations on initial public offerings. The legislation was forwarded to the Senate for consideration, where no further action was taken, although it may be reintroduced in the future. At this time it is not possible to determine the potential impact of these new laws and proposals on us.

Regulations adopted by prudential regulators have begun to require that certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization include contractual provisions that delay or restrict the rights of counterparties, such as the portfolio, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts include agreements relating to swaps, foreign currency forward contracts and other derivatives. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the portfolio, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the portfolio from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the portfolio.
Legislative or other actions relating to taxes could have a negative effect on us.
The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the U.S. Internal Revenue Service (the “IRS”) and the U.S. Treasury Department. On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act, which significantly changed the Code, including by, among other changes, instituting a reduction in the corporate income tax rate, changing the tax rates applicable to non-corporate taxpayers, creating a new limitation on the deductibility of interest expense and other deductions, and making significant changes to the taxation of income earned from foreign sources and foreign subsidiaries. The Tax Cuts and Jobs Act also authorizes the IRS to issue regulations with respect to the new provisions. We cannot predict how the changes in the Tax Cuts and Jobs Act, or regulations or other guidance issued under it, might affect us, our business, the business of our portfolio companies, or an investment in our securities. In addition, other legislation, U.S. Treasury regulations, administrative interpretations or court decisions, with or without retroactive application, could affect the U.S. federal income tax consequences to our investors and us or could have other adverse consequences. You are urged to consult with your tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in our securities.
Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.
Our debt investments may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”) EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net investment income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.
Because we have borrowed money, and may issue preferred stock to finance investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred stock and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, which could reduce our net investment income.
You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Investment Adviser with respect to the portion of the Incentive Fee based on income.
Changes relating to the LIBOR calculation process may adversely affect the value of the LIBOR-indexed, floating-rate debt securities in our portfolio.
In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (the “BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. It is unclear if at that time whether LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. In addition, in April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, announced the replacement of LIBOR with a new index, calculated by short-term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate (the “SOFR”). At this time, it is not possible to predict whether SOFR will attain market traction as a LIBOR replacement tool, and the future of LIBOR is still uncertain. As such, the potential effect of the phase-out or replacement of LIBOR on our cost of capital and net investment income cannot yet be fully determined. If LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established in its place, which may have an adverse effect on our ability to receive attractive returns. In addition, if LIBOR ceases to exist we may need to renegotiate any LIBOR based credit facilities to replace LIBOR with the new standard that is established in its place.
Actions by the BBA, the United Kingdom Financial Conduct Authority or other regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.
Volatility in the global financial markets resulting from relapse of the Eurozone crisis, geopolitical developments in Eastern Europe, turbulence in the Chinese stock markets and global commodity markets, the United Kingdom’s vote to leave the European Union or otherwise could have a material adverse effect on our business, financial condition and results of operations.
Volatility in the global financial markets could have an adverse effect on the economic recovery in the United States and could result from a number of causes, including a relapse in the Eurozone crisis, geopolitical developments in Eastern Europe, turbulence in the Chinese stock markets and global commodity markets or otherwise. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of many of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and of default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.
In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In addition, in August 2015, Chinese authorities sharply devalued China’s currency. Since then, the Chinese capital markets have continued to experience periods of instability. The current political climate has also intensified concerns about a potential trade war between the United States and China in connection with each country’s recent or proposed tariffs on the other country’s products. These market and economic disruptions and the potential trade war with China have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations.
As a consequence of the United Kingdom’s vote to withdraw from the European Union (the “EU”), the government of the United Kingdom gave notice of its withdrawal from the EU (“Brexit”). The United Kingdom and EU announced in March 2018 an agreement in principle to transitional provisions under which EU law would remain in force in the United Kingdom until the end of December 2020, but this remains subject to the successful conclusion of an agreement between the United Kingdom and the EU. In the absence of such an agreement there would be no transitional provisions and the United Kingdom would exit the European Union and the relationship between the United Kingdom and the EU would be based on the World Trade Organization rules. On March 21, 2019, the United Kingdom came to an agreement with the EU to delay their withdrawal and has since come to further agreements to delay the withdrawal. The process for the United Kingdom to exit the EU, and the longer term economic, legal, political, regulatory and social framework to be put in place between the United

Kingdom and the EU remain unclear and may lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European and global markets for some time. The mid-to-long term uncertainty may have a negative effect on the performance of any investments located or with operations in the United Kingdom or Europe. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased market and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Additional risks associated with the outcome of Brexit include macroeconomic risk to the United Kingdom and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like us), prejudice to financial services business that are conducting business in the EU and which are based in the United Kingdom, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on EU and negotiations undertaken under Article 218 of the Treaty on the Functioning of the EU, and the unavailability of timely information as to expected legal, tax and other regimes. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. We will continue to monitor the potential impact of Brexit on our results of operations and financial condition.
The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the U.S. and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the EU or the Economic and Monetary Union, the change in the U.S. president and the new administration, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.
The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of our portfolio. We do not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. Non-investment grade and equity securities tend to be more volatile than investment-grade fixed income securities; therefore, these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade and equity securities than on investment-grade fixed income securities. There can be no assurances that similar events and other market disruptions will not have other material and adverse implications.
Economic sanction laws in the United States and other jurisdictions may prohibit us and our affiliates from transacting with certain countries, individuals and companies.
Economic sanction laws in the United States and other jurisdictions may prohibit us or our affiliates from transacting with certain countries, individuals and companies. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control administers and enforces laws, executive orders and regulations establishing U.S. economic and trade sanctions, which prohibit, among other things, transactions with, and the provision of services to, certain non-U.S. countries, territories, entities and individuals. These types of sanctions may significantly restrict or completely prohibit investment activities in certain jurisdictions, and if we, our portfolio companies or other issuers in which we invest were to violate any such laws or regulations, we may face significant legal and monetary penalties.
The U.S. Foreign Corrupt Practices Act (“FCPA”), and other anti-corruption laws and regulations, as well as anti-boycott regulations, may also apply to and restrict our activities, our portfolio companies and other issuers of our investments. If an issuer or we were to violate any such laws or regulations, such issuer or we may face significant legal and monetary penalties. The U.S. government has indicated that it is particularly focused on FCPA enforcement, which may increase the risk that an issuer or us becomes the subject of such actual or threatened enforcement. In addition, certain commentators have suggested that private investment firms and the funds that they manage may face increased scrutiny and/or liability with respect to the activities of their underlying portfolio companies. As such, a violation of the FCPA or other applicable regulations by us or an issuer of our portfolio investments could have a material adverse effect on us. We are committed to complying with the FCPA and other anti-corruption laws and regulations, as well as anti-boycott regulations, to which we are subject. As a result, we may be adversely affected because of our unwillingness to enter into transactions that violate any such laws or regulations.

We may suffer credit losses.
Investment in small and middle-market companies is highly speculative and involves a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods. See “Risks Related to Our Investments.”
Our financial condition and results of operations will depend on our ability to manage our future growth effectively.
Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and we have been organized as a closed-end investment company since April 13, 2004. Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on the Investment Adviser’s ability to continue to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser’s structuring of investments, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we continue to grow, Prospect Capital Management will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a materially adverse effect on our business, financial condition and results of operations.
We are dependent upon Prospect Capital Management’s key management personnel for our future success.
We depend on the diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser’s access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The senior management team of the Investment Adviser evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior management team could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow.
We operate in a highly competitive market for investment opportunities.
A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.
We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring.
We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.
We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.
Changes in interest rates may affect our cost of capital and net investment income.
A portion of the debt investments we make bears interest at fixed rates and other debt investments bear interest at variable rates with floors and the value of these investments could be negatively affected by increases in market interest rates. In addition, as the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, an increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which could reduce our net investment income or net increase in net assets resulting from operations. A portion of our floating rate investments may include features such as LIBOR floors. To the extent we invest in credit instruments with LIBOR floors, we may lose some of the benefits of incurring leverage. Specifically, if we issue preferred stock or debt (or otherwise borrow money), our costs of leverage will increase as rates increase. However, we may not benefit from the higher coupon payments resulting from increased interest rates if our investments in LIBOR floors and rates do not rise to levels above the LIBOR floors. In this situation, we will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions made by us.
We need to raise additional capital to grow because we must distribute most of our income.
We need additional capital to fund growth in our investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our status as a RIC for U.S. federal income tax purposes. As a result, such earnings are not available to fund investment originations. We have sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, we could be limited in our ability to grow, which may have an adverse effect on the value of our common stock. In addition, as a business development company, we generally may not borrow money or issue debt securities or issue preferred stock unless immediately thereafter our ratio of total assets to total borrowings and other senior securities is at least 200%. This may restrict our ability to obtain additional leverage in certain circumstances.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including the level of structuring fees received, the interest or dividend rates payable on the debt or equity securities we hold, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our business model depends upon the development and maintenance of strong referral relationships with other asset managers and investment banking firms.
We are substantially dependent on our informal relationships, which we use to help identify and gain access to investment opportunities. If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of equity investments and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity or other investments. Any loss or diminishment of such relationships could effectively reduce our ability to identify attractive portfolio companies that meet our investment criteria, either for direct equity investments or for investments through private secondary market transactions or other secondary transactions.

The Investment Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify the Investment Adviser against certain liabilities, which may lead the Investment Adviser to act in a riskier manner on our behalf than it would when acting for its own account.
The Investment Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement, and it will not be responsible for any action of our Board of Directors in declining to follow the Investment Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to us for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of the Investment Adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Advisory Agreement. These protections may lead the Investment Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.
Potential conflicts of interest could impact our investment returns.
Our executive officers and directors, and the executive officers of the Investment Adviser, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our best interests or those of our stockholders. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.
In the course of our investing activities, under the Investment Advisory Agreement we pay base management and incentive fees to Prospect Capital Management and reimburse Prospect Capital Management for certain expenses it incurs. As a result of the Investment Advisory Agreement, there may be times when the senior management team of Prospect Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.
The Investment Adviser receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to Prospect Capital Management. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that Prospect Capital Management will receive an income incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite stockholder approval under the 1940 Act, our Board of Directors may adjust the hurdle rate by amending the Investment Advisory Agreement.
The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, we will reverse the interest that was recorded but Prospect Capital Management is not required to reimburse us for any such income incentive fee payments that were received in the past but would reduce the current period incentive fee for the effects of the reversal, if any. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for Prospect Capital Management to the extent that it may encourage Prospect Capital Management to favor debt financings that provide for deferred interest, rather than current cash payments of interest.

We have entered into a royalty-free license agreement with Prospect Capital Management. Under this agreement, Prospect Capital Management agrees to grant us a non-exclusive license to use the name “Prospect Capital.” Under the license agreement, we have the right to use the “Prospect Capital” name for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. In addition, we rent office space from Prospect Administration, an affiliate of Prospect

Capital Management, and pay Prospect Administration our allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. This may create conflicts of interest that our Board of Directors monitors.

Our incentive fee could induce Prospect Capital Management to make speculative investments.
The incentive fee payable by us to Prospect Capital Management may create an incentive for the Investment Adviser to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on our investments. Increased use of leverage and this increased risk of replacement of that leverage at maturity would increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because the Investment Adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments, the Investment Adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
The incentive fee payable by us to Prospect Capital Management could create an incentive for the Investment Adviser to invest on our behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that we may not have yet received in cash in the event of default may never receive.
We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.
The Investment Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our pre-incentive fee net investment income if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. In addition, increases in interest rates may increase the amount of incentive fees we pay to our Investment Adviser even though our performance relative to the market has not increased.
The Investment Adviser and the Administrator have the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.
The Investment Adviser and the Administrator have the right, under the Investment Advisory Agreement and the Administration Agreement, respectively, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Investment Adviser or the Administrator resigns, we may not be able to find a replacement or hire internal management or administration with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities or our internal administration activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates or the Administrator and its affiliates. Even if we are able to retain comparable management or administration, whether internal or external, the integration of such management or administration and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

Changes in the laws or regulations governing our business or the businesses of our portfolio companies and any failure by us or our portfolio companies to comply with these laws or regulations could negatively affect the profitability of our operations or the profitability of our portfolio companies.
We are subject to changing rules and regulations of federal and state governments, as well as the stock exchanges on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. In particular, changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, financial condition and results of operations.
Foreign and domestic political risk may adversely affect our business.
We are exposed to political risk to the extent that Prospect Capital Management, on its behalf and subject to its investment guidelines, transacts in securities in the U.S. and foreign markets. The governments in any of these jurisdictions could impose restrictions, regulations or other measures, which may have a material adverse impact on our strategy.
If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.
Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act of 2002, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.
We may experience cyber-security incidents and are subject to cyber-security risks. The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.
Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
Cyber-security failures or breaches by the Investment Adviser, any future sub-adviser(s), the Administrator and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which we invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our ability to calculate our net asset value, impediments to trading, the inability of our stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. We and our Investment Adviser’s employees have been and expect to continue to be the target of fraudulent calls, emails and other forms of activities. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. While we have established a business continuity plan in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, we cannot control the cyber security plans and systems put in place by our service providers and issuers in which we invest. We and our stockholders could be negatively impacted as a result. In addition, cyber-security has become a top priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. If we fail to comply with the relevant laws and regulations, we could suffer financial losses, a disruption of our business, liability to investors, regulatory intervention or reputational damage.
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.
Our business is dependent on our and third parties’ communications and information systems. Further, in the ordinary course of our business we or our Investment Adviser may engage certain third party service providers to provide us with services necessary for our business. Any failure or interruption of those systems or services, including as a result of the termination or suspension of an agreement with any third-party service providers, could cause delays or other problems in our business activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security or other property from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. Subject to certain limited exceptions, we are prohibited from buying or selling any security or other property from or to the Investment Adviser and its affiliates and persons with whom we are in a control relationship, or entering into joint transactions with any such person, absent the prior approval of the SEC.
On February 10, 2014, we received an exemptive order from the SEC (the “Order”) that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Income Fund, Inc. and TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.), subject to the conditions included therein. Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940

Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has, from time to time, been brought against that company.
If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
Risks Relating to Our Operation as a Business Development Company
If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.
As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income, and our income available for payments on the notes would be reduced.
To maintain our qualification for U.S. federal income tax purposes as a RIC under Subchapter M of the Code and obtain RIC tax treatment, we must meet certain source of income, annual distribution and asset diversification requirements.
The source of income requirement is satisfied if we derive at least 90% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code.
The annual distribution requirement for a RIC will generally be satisfied if we distribute at least 90% of our ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax on all of our taxable income.
To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.
If we fail to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes would substantially reduce our net assets, the amount of income available for payments on the notes. Such a failure could have a materially adverse effect on us and our noteholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such amounts could be significant relative to our overall investment activities. We also may be required to include in taxable income certain other amounts that we do not receive in cash. While we focus primarily on investments that will generate a current cash return, our investment portfolio currently includes, and we may continue to invest in, securities that do not pay some or all of their return in periodic current cash distributions.
Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty distributing at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, as required to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to corporate-level income tax.
Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital. These constraints may hinder our Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.
We have incurred indebtedness under our revolving credit facility and through the issuance of the Unsecured Notes and, in the future, may issue preferred stock or debt securities and/or borrow additional money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends in cash or other property and could prohibit us from qualifying as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments or sell additional shares of common stock at a time when such sales may be disadvantageous in order to repay a portion of our indebtedness or otherwise increase our net assets. In addition, issuance of additional common stock could dilute the percentage ownership of our current stockholders in us.
As a BDC regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share without stockholder approval. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders’ best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at our annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.
To generate cash for funding new investments, we pledged a substantial portion of our portfolio investments under our revolving credit facility. These assets are not available to secure other sources of funding or for securitization. Our ability to obtain additional secured or unsecured financing on attractive terms in the future is uncertain.
Alternatively, we may securitize our future loans to generate cash for funding new investments. See “Securitization of our assets subjects us to various risks.”

Securitization of our assets subjects us to various risks.
We may securitize assets to generate cash for funding new investments. We refer to the term securitize to describe a form of leverage under which a company such as us (sometimes referred to as an “originator” or “sponsor”) transfers income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity” or “SPE”), which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPE then issues notes secured by such assets. The special purpose entity may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPE.
An important aspect of most debt securitization transactions is that the sale and/or contribution of assets into the SPE be considered a true sale and/or contribution for accounting purposes and that a reviewing court would not consolidate the SPE with the operations of the originator in the event of the originator’s bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPE that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.
In accordance with the above description, to securitize loans, we may create a wholly-owned subsidiary and contribute a pool of our assets to such subsidiary. The SPE may be funded with, among other things, whole loans or interests from other pools and such loans may or may not be rated. The SPE would then sell its notes to purchasers who we would expect to be willing to accept a lower interest rate and the absence of any recourse against us to invest in a pool of income producing assets to which none of our creditors would have access. We would retain all or a portion of the equity in the SPE. An inability to successfully securitize portions of our portfolio or otherwise leverage our portfolio through secured and unsecured borrowings could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings. However, the successful securitization of portions of our portfolio exposes us to a risk of loss for the equity we retain in the SPE and might expose us to greater risk on our remaining portfolio because the assets we retain may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.
Interests we hold in the SPE, if any, will be subordinated to the other interests issued by the SPE. As such, we will only receive cash distributions on such interests if the SPE has made all cash interest and other required payments on all other interests it has issued. In addition, our subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPE, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPEs portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests we retain would be reduced. Securitization imposes on us the same risks as borrowing except that our risk in a securitization is limited to the amount of subordinated interests we retain, whereas in a borrowing or debt issuance by us directly we would be at risk for the entire amount of the borrowing or debt issuance.
If the SPE is not consolidated with us, our only interest will be the value of our retained subordinated interest and the income allocated to us, which may be more or less than the cash we receive from the SPE, and none of the SPEs liabilities will be reflected as our liabilities. If the assets of the SPE are not consolidated with our assets and liabilities, then our interest in the SPE may be deemed not to be a qualifying asset for purposes of determining whether 70% of our assets are qualifying assets and the leverage incurred by such SPE may or may not be treated as borrowings by us for purposes of the requirement that we not issue senior securities in an amount in excess of our net assets.
We may also engage in transactions utilizing SPEs and securitization techniques where the assets sold or contributed to the SPE remain on our balance sheet for accounting purposes. If, for example, we sell the assets to the SPE with recourse or provide a guarantee or other credit support to the SPE, its assets will remain on our balance sheet. Consolidation would also generally result if we, in consultation with the SEC, determine that consolidation would result in a more accurate reflection of our assets, liabilities and results of operations. In these structures, the risks will be essentially the same as in other securitization transactions but the assets will remain our assets for purposes of the limitations described above on investing in assets that are not qualifying assets and the leverage incurred by the SPE will be treated as borrowings incurred by us for purposes of our limitation on the issuance of senior securities.
The Investment Adviser may have conflicts of interest with respect to potential securitizations in as much as securitizations that are not consolidated may reduce our assets for purposes of determining its investment advisory fee although in some circumstances the Investment Adviser may be paid certain fees for managing the assets of the SPE so as to reduce or eliminate any potential bias against securitizations.
Our ability to invest in public companies may be limited in certain circumstances.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment.
Risks Relating to Our Investments
We may not realize gains or income from our investments.
We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the issuers of debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience. See “Business - Our Investment Objective and Policies.”
Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.
A large percentage of our portfolio investments consist of securities of privately held companies. Hence, market quotations are generally not readily available for determining the fair values of such investments. The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and the Investment Adviser has a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from the Investment Adviser, our Administrator, a third party independent valuation firm and our Audit Committee. Our Board of Directors utilizes the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors.
Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our Board of Directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.
In addition, decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets experienced during a financial crisis will result in significant net unrealized depreciation in our portfolio. The effect of all of these factors increases the net unrealized depreciation in our portfolio and reduces our NAV. Depending on market conditions, we could incur substantial realized losses which could have a material adverse impact on our business, financial condition and results of operations. We have no policy regarding holding a minimum level of liquid assets. As such, a high percentage of our portfolio generally is not liquid at any given point in time. See “The lack of liquidity in our investments may adversely affect our business.”
Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. As part of the valuation process, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values of our portfolio companies. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.
Our investments in prospective portfolio companies may be risky and we could lose all or part of our investment.
Some of our portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective, and the value of our investment in them may decline substantially or fall to zero. In addition, investment in the middle market companies that we are targeting involves a number of other significant risks, including:

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These companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their securities or of any collateral with respect to any securities, and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment.

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They may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions as well as general economic downturns.

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Because many of these companies are privately held companies, public information is generally not available about these companies. As a result, we will depend on the ability of the Investment Adviser to obtain adequate information to evaluate these companies in making investment decisions. If the Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments.

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They are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a materially adverse impact on our portfolio company and, in turn, on us.

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They may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

•	They may have difficulty accessing the capital markets to meet future capital needs.

•	Changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects.

•	Increased taxes, regulatory expense or the costs of changes to the way they conduct business due to the effects of climate change may adversely affect their business, financial structure or prospects.

We acquire majority interests in operating companies engaged in a variety of industries. When we acquire these companies we generally seek to apply financial leverage to them in the form of debt. In most cases all or a portion of this debt is held by us, with the obligor being either the operating company itself, a holding company through which we own our majority interest or both. The level of debt leverage utilized by these companies makes them susceptible to the risks identified above.
In addition, our executive officers, directors and the Investment Adviser could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from our investments in the portfolio companies and may, as a result, incur significant costs and expenses in connection with such litigation.
The lack of liquidity in our investments may adversely affect our business.
We make investments in private companies. A portion of these investments may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or the Investment Adviser has or could be deemed to have material non-public information regarding such business entity.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.
Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.
We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock has significantly more volatility in those returns and may significantly underperform relative to fixed income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including:

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Any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process.

•	To the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment.

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In some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

There are special risks associated with investing in preferred securities, including:

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Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions.

•	Preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt.

•	Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

•	Generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

Additionally, when we invest in first lien senior secured loans (including unitranche loans), second lien senior secured loans or unsecured debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Prospect Capital Management with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of Prospect Capital Management as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance.
Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt or issue other equity securities that rank equally with or senior to our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing “first out” and “last out” structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.
This risk is characteristic of many of the majority-owned operating companies in our portfolio in that any debt to us from a holding company and the holding company’s substantial equity investments in the related operating company are subordinated to any creditors of the operating company.
When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other debt holders, other equity holders and/or portfolio company management may make decisions that could decrease the value of our portfolio holdings.
When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment. In addition, when we hold a subordinate debt position, other more senior debt holders may make decisions that could decrease the value of our investment.
Our portfolio companies may be highly leveraged.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
Our portfolio contains a limited number of portfolio companies, some of which comprise a substantial percentage of our portfolio, which subjects us to a greater risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.
A consequence of the limited number of investments in our portfolio is that the aggregate returns we realize may be significantly adversely affected if one or more of our significant portfolio company investments perform poorly or if we need to write down the value of any one significant investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our portfolio could contain relatively few portfolio companies.
Our failure to make follow-on investments in our existing portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of our investment.
We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.
We may be unable to invest the net proceeds raised from offerings and repayments from investments on acceptable terms, which would harm our financial condition and operating results.
Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings and repayments from investments in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our revolving credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering or repayments will produce a sufficient return.
We may have limited access to information about privately-held companies in which we invest.
We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of the Investment Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.
We may not be able to fully realize the value of the collateral securing our debt investments.
Although a substantial amount of our debt investments are protected by holding security interests in the assets or equity interests of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

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Our debt investments may be in the form of unsecured loans, therefore our liens on the collateral, if any, are subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral.

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The collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan.

•	Bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process.

•	Our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral.

•	The need to obtain regulatory and contractual consents could impair or impede how effectively the collateral would be liquidated and could affect the value received.

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Some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our investment strategy contemplates potential investments in securities of foreign companies, including those located in emerging market countries. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such risks are more pronounced in emerging market countries.
Although currently substantially all of our investments are, and we expect that most of our investments will be, U.S. dollar-denominated, investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.
We may expose ourselves to risks if we engage in hedging transactions.
We may employ hedging techniques to minimize certain investment risks, such as fluctuations in interest and currency exchange rates, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Furthermore, our ability to engage in hedging transactions may also be adversely affected by rules adopted by the U.S. Commodity Futures Trading Commission (the “CFTC”). The Dodd-Frank Act has made broad changes to the OTC derivatives market, granted significant new authority to the CFTC and the SEC to regulate OTC derivatives (swaps and security-based swaps) and participants in these markets. The Dodd-Frank Act is intended to regulate the OTC derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. The CFTC has implemented mandatory clearing and exchange-trading of certain OTC derivatives contracts including many standardized interest rate swaps and credit default index swaps. The CFTC continues to approve contracts for central clearing. Exchange-trading and central clearing are expected to reduce counterparty credit risk by substituting the clearinghouse as the counterparty to a swap and increase liquidity, but exchange-trading and central clearing do not make swap transactions risk-free. Uncleared swaps, such as non-deliverable foreign currency forwards, are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts. This requirement may result in the portfolio and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. Certain rules require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a portfolio to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected. Future CFTC or SEC rulemakings to implement the Dodd-Frank Act requirements could potentially limit or completely restrict our ability to use these instruments as a part of our investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which we engage in derivative transactions could also prevent us from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of our use of derivatives.
The success of our hedging transactions depends on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies. We have no current intention of engaging in any of the hedging transaction described above, although it reserves the right to do so in the future.
Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to us and could impair the value of our stockholders’ investment.
Our Board of Directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, financial condition, and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause stockholders to lose all or part of their investment.
Investments in the energy sector are subject to many risks.
We have made certain investments in and relating to the energy sector. The operations of energy companies are subject to many risks inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including, without limitation: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism, inadvertent damage from construction and farm equipment, leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment or suspension of their related operations, any and all of which could adversely affect our portfolio companies in the energy sector. In addition, the energy sector commodity prices have experienced significant volatility at times, which may occur in the future, and which could negatively affect the returns on any investment made by us in this sector. In addition, valuation of certain investments includes the probability weighting of future events which are outside of management’s control. The final outcome of such events could increase or decrease the fair value of the investment in a future period.
Our investments in CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.
We invest in CLOs. Generally, there may be less information available to us regarding the underlying debt investments held by CLOs than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLOs in which we will invest. Our CLO investments are subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Our investments in portfolio companies may be risky, and we could lose all or part of our investment.
CLOs typically will have no significant assets other than their underlying senior secured loans; payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
CLOs typically will have no significant assets other than their underlying senior secured loans. Accordingly, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans, net of all management fees and other expenses. Payments to us as a holder of CLO junior securities are and will be made only after payments due on the senior secured notes, and, where appropriate, the junior secured notes, have been made in full. This means that relatively small numbers of defaults of senior secured loans may adversely impact our returns.

Our CLO investments are exposed to leveraged credit risk.
Generally, we are in a subordinated position with respect to realized losses on the senior secured loans underlying our investments in CLOs. The leveraged nature of CLOs, in particular, magnifies the adverse impact of senior secured loan defaults. CLO investments represent a leveraged investment with respect to the underlying senior secured loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying senior secured loans, which are subject to credit, liquidity and interest rate risk.
There is the potential for interruption and deferral of cash flow from CLO investments.
If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to us on our CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns.
Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our CLO investment strategy allows investments in foreign CLOs. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.
The payment of underlying portfolio manager fees and other charges on CLO investments could adversely impact our returns.
We may invest in CLO investments where the underlying portfolio securities may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely impact the returns we achieve.
The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of senior secured loans at equivalent rates may adversely affect us.
There can be no assurance that for any CLO investment, in the event that any of the senior secured loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new senior secured loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new senior secured loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.
Our CLO investments are subject to prepayments and calls, increasing re-investment risk.
Our CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.
Furthermore, our CLO investments generally do not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).
The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where we do not hold the relevant percentage we will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.
Early prepayments and/or the exercise of a call option otherwise than at our request may also give rise to increased re-investment risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay dividends.
We have limited control of the administration and amendment of senior secured loans owned by the CLOs in which we invest.
We are not able to directly enforce any rights and remedies in the event of a default of a senior secured loan held by a CLO vehicle. In addition, the terms and conditions of the senior secured loans underlying our CLO investments may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from senior secured loans could be modified, amended or waived in a manner contrary to our preferences.
We have limited control of the administration and amendment of any CLO in which we invest.
The terms and conditions of target securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which we invest be modified, amended or waived in a manner contrary to our preferences.
Senior secured loans of CLOs may be sold and replaced resulting in a loss to us.
The senior secured loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.
Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.
We expect that a majority of our portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered up to approximately 10 times, and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entities that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices, and, therefore, the prices of the CLOs will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.
The investments we make in CLOs are thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying senior secured loans will not be adequate to make interest or other payments; (ii) the quality of the underlying senior secured loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and junior debt tranches of CLOs are subordinate to the senior debt tranches thereof.

Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying senior secured loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the senior secured loans underlying the CLOs in which we invest.
Non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.
The senior secured loans underlying our CLO investments typically are BB or B rated (non-investment grade) and in limited circumstances, unrated, senior secured loans. Non-investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.
We will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.
We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold as those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, we are not responsible for and have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third party CLO collateral managers.
The application of the risk retention rules under Section 941 of the Dodd-Frank Act to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.
Section 941 of the Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) added a provision to the Exchange Act, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.
We believe that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement, we believe that this may create additional risks for us in the future.
On February 9, 2018, a panel of the United States Court of Appeals for the District of Columbia Circuit ruled (the “D.C. Circuit Ruling”) that the federal agencies exceeded their authority under the Dodd-Frank Act in adopting the final rules as applied to asset managers of open-market CLOs. On April 5, 2018, the United States District Court for the District of Columbia entered an order implementing the D.C. Circuit Ruling and thereby vacated the U.S. Risk Retention Rules insofar as they apply to CLO managers of “open market CLOs”.

As of the date of hereof, there has been no petition for writ of certiorari filed requesting the case to be heard by the United States Supreme Court. Since there hasn’t been a successful challenge to the D.C. Circuit Ruling and the United States District Court for the District of Columbia has issued the above described order implementing the D.C. Circuit Ruling, collateral managers of open market CLOs are no longer required to comply with the U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide to take other action with respect to such notes that is not otherwise permitted by the U.S. risk retention rules. As a result of this decision, certain CLO managers of “open market CLOs” will no longer be required to comply with the U.S. risk retention rules solely because of their roles as managers of “open market CLOs”, and there may be no “sponsor” of such securitization transactions and no party may be required to acquire and retain an economic interest in the credit risk of the securitized assets of such transactions.
There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the U.S. risk retention rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the U.S. risk retention rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the U.S. risk retention rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the U.S. risk retention rules and other factors.
Changes in credit spreads may adversely affect our profitability and result in realized and unrealized depreciation on our investments.

The performance of our CLO equity investments will depend, in a large part, upon the spread between the rate at which the CLO borrows funds and the rate at which it lends these funds. Any reduction of the spread between the rate at which the CLO invests and the rate at which it borrows may adversely affect the CLO equity investor’s profitability. Additionally, changes in credit spreads could lead to refinancing (paying off the existing senior secured loan with the proceeds from a new loan) or repricing (reducing the interest rate on an existing senior secured loan) of the senior secured loans that make up a CLO’s portfolio, which would result in a decline in the yield to the CLO’s equity investors and a corresponding loss on investment.

Because CLO equity investors are paid the residual income after the CLO debt tranches receive contractual interest payments, a reduction in the weighted average spread of the senior secured loans underlying a CLO will reduce the income flowing to CLO equity investors. As a result, CLO investors will experience realized and unrealized depreciation in periods of prolonged spread compression. If these conditions continue, the CLO investors, such as us, may lose some or all of their investment.

Our net asset value per share was $9.01 at June 30, 2019 compared to $9.35 at June 30, 2018, representing a 3.6% decline. The decline in net asset value per share since June 30, 2018 is primarily a function of an increase in net realized and change in unrealized losses.

With respect to our online consumer lending initiative, we are dependent on the business performance and competitiveness of marketplace lending facilitators and our ability to assess loan underwriting performance and, if the marketplace lending facilitators from which we currently purchase consumer loans are unable to maintain or increase consumer loan originations, or if such marketplace lending facilitators do not continue to sell consumer loans to us, or we are unable to otherwise purchase additional loans, our business and results of operations will be adversely affected.
With respect to our online consumer lending initiative, we invest primarily in marketplace loans through marketplace lending facilitators. We do not conduct loan origination activities ourselves. Therefore, our ability to purchase consumer loans, and our ability to grow our portfolio of consumer loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending facilitators from which we purchase consumer loans.
In addition, our ability to analyze the risk-return profile of consumer loans is significantly dependent on the marketplace facilitators’ ability to effectively evaluate a borrower's credit profile and likelihood of default. The platforms from which we purchase such loans utilize credit decisioning and scoring models that assign each such loan offered a corresponding interest rate and origination fee. Our returns are a function of the assigned interest rate for each such particular loan purchased less any defaults over the term of the applicable loan. We evaluate the credit decisioning and scoring models implemented by each platform on a regular basis and leverage the additional data on loan history experience, borrower behavior, economic factors and prepayment trends that we accumulate to continually improve our own decisioning model. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each platform, we may incur unanticipated losses which could adversely impact our operating results. Further, if the interest rates for consumer loans available through marketplace lending platforms are set too high or too low, it may adversely impact our ability to receive returns on our investment that are commensurate with the risks we incur in purchasing the loans.
With respect to our online consumer lending initiative, we rely on the marketplace lending facilitators to service loans including pursuing collections against borrowers. Personal loans facilitated through the marketplace lending facilitators are not secured by any collateral, are not guaranteed or insured by any third-party and are not backed by any governmental authority in any way. Marketplace lending facilitators are therefore limited in their ability to collect on the loans if a borrower is unwilling or unable to repay. A borrower's ability to repay can be negatively impacted by increases in their payment obligations to other lenders under mortgage, credit card and other loans, including student loans and home equity lines of credit. These changes can result from increases in base lending rates or structured increases in payment obligations and could reduce the ability of the borrowers to meet their payment obligations to other lenders and under the loans purchased by us. If a borrower defaults on a loan, the marketplace lending facilitators may outsource subsequent servicing efforts to third-party collection agencies, which may be unsuccessful in their efforts to collect the amount of the loan. Marketplace lending facilitators make payments ratably on an investor's investment only if they receive the borrower's payments on the corresponding loan. If they do not receive payments on the corresponding loan related to an investment, we are not entitled to any payments under the terms of the investment.
As servicers of the loans we purchase as part of our online consumer lending initiative, the marketplace lending facilitators have the authority to waive or modify the terms of a consumer loan without our consent or allow the postponement of strict compliance with any such term or in any manner grant any other indulgence to any borrower. If the marketplace lending facilitators approve a modification to the terms of any consumer loan it may adversely impact our revenues.
To continue to grow our online consumer lending initiative business, we rely on marketplace lending facilitators from which we purchase loans to maintain or increase their consumer loan originations and to agree to sell their consumer loans to us. However, we do not have any exclusive arrangements with any of the marketplace lending facilitators and have no agreements with them to provide us with a guaranteed source of supply. There can be no assurance that such marketplace lending facilitators will be able to maintain or increase consumer loan originations or will continue to sell their consumer loans to us, or that we will be able to otherwise purchase additional loans and, consequently, there can be no assurance that we will be able to grow our business through investment in additional loans. The consumer marketplace lending facilitators could elect to become investors in their own marketplace loans which would limit the amount of supply available for our own investments. An inability to expand our business through investments in additional consumer loans would reduce the return on investment that we might otherwise be able to realize from an increased portfolio of such investments. If we are unable to expand our business relating to our online consumer lending initiative, this may have a material adverse effect on our business, financial condition, results of operations and prospects.
Additionally, if marketplace lending facilitators are unable to attract qualified borrowers and sufficient investor commitments or borrowers and investors do not continue to participate in marketplace lending at current rates, the growth of loan originations will slow or loan originations will decrease. As a result of any of these factors, we may be unable to increase our consumer loan investments and our revenue may grow more slowly than expected or decline, which could have a material adverse effect on our business, financial condition and results of operations.
Marketplace lending facilitators on which we rely as part of the online consumer lending initiative by NPRC depend on issuing banks to originate all loans and to comply with various federal, state and other laws.
Typically, the contracts between marketplace lending facilitators and their loan issuing banks are non-exclusive and do not prohibit the issuing banks from working with other marketplace lending facilitators or from offering competing services. Issuing banks could decide that working with marketplace lending facilitators is not in their interests, could make working with marketplace lending facilitators cost prohibitive or could decide to enter into exclusive or more favorable relationships with other marketplace lending facilitators that do not provide consumer loans to us. In addition, issuing banks may not perform as expected under their agreements. Marketplace lending facilitators could in the future have disagreements or disputes with their issuing banks. Any of these factors could negatively impact or threaten our ability to obtain consumer loans and consequently could have a material adverse effect on our business, financial condition, results of operations and prospects.
Issuing banks are subject to oversight by the FDIC and the states where they are organized and operate and must comply with complex rules and regulations, as well as licensing and examination requirements, including requirements to maintain a certain amount of regulatory capital relative to their outstanding loans. If issuing banks were to suspend, limit or cease their operations or the relationship between the marketplace lending facilitators and the issuing bank were to otherwise terminate, the marketplace lending facilitators would need to implement a substantially similar arrangement with another issuing bank, obtain additional state licenses or curtail their operations. If the marketplace lending facilitators are required to enter into alternative arrangements with a different issuing bank to replace their existing arrangements, they may not be able to negotiate a comparable alternative arrangement. This may result in their inability to facilitate loans through their platform and accordingly our inability to operate the business of our online consumer lending initiative. If the marketplace lending facilitators were unable to enter into an alternative arrangement with a different issuing bank, they would need to obtain a state license in each state in which they operate in order to enable them to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming and could have a material adverse effect on our business, financial condition, results of operations and prospects. If the marketplace lending facilitators are unsuccessful in maintaining their relationships with the issuing banks, their ability to provide loan products could be materially impaired and our operating results could suffer.
Credit and other information that is received about a borrower may be inaccurate or may not accurately reflect the borrower's creditworthiness, which may cause the loans to be inaccurately priced and affect the value of our portfolio.
The marketplace lending facilitators obtain borrower credit information from consumer reporting agencies, such as TransUnion, Experian or Equifax, and assign loan grades to loan requests based on credit decisioning and scoring models that take into account reported credit scores and the requested loan amount, in addition to a variety of other factors. A credit score or loan grade assigned to a borrower may not reflect that borrower's actual creditworthiness because the credit score may be based on incomplete or inaccurate consumer reporting data, and typically, the marketplace lending facilitators do not verify the information obtained from the borrower's credit report. Additionally, there is a risk that, following the date of the credit report that the models are based on, a borrower may have:

•	become delinquent in the payment of an outstanding obligation;

•	defaulted on a pre-existing debt obligation;

•	taken on additional debt; or

•	sustained other adverse financial events.

Borrowers supply a variety of information to the marketplace lending facilitators based on which the facilitators price the loans. In a number of cases, marketplace lending facilitators do not verify all of this information, and it may be inaccurate or incomplete. For example, marketplace lending facilitators do not always verify a borrower's stated tenure, job title, home ownership status or intention for the use of loan proceeds. Moreover, we do not, and will not, have access to financial statements of borrowers or to other detailed financial information about the borrowers. If we invest in loans through the marketplace provided by the marketplace lending facilitators based on information supplied by borrowers or third parties that is inaccurate, misleading or incomplete, we may not receive expected returns on our investments and this could have a material adverse impact on our business, financial condition, results of operations and prospects and our reputation may be harmed.
Marketplace lending is a relatively new lending method and the platforms of marketplace lending facilitators have a limited operating history relative to established consumer banks. Borrowers may not view or treat their obligations under any such loans we purchase as having the same significance as loans from traditional lending sources, such as bank loans.
The return on our investment in consumer loans depends on borrowers fulfilling their payment obligations in a timely and complete manner under the corresponding consumer loan. Borrowers may not view their obligations originated on the lending platforms that the marketplace lending facilitators provide as having the same significance as other credit obligations arising under more traditional circumstances, such as loans from banks or other commercial financial institutions. If a borrower neglects his or her payment obligations on a consumer loan or chooses not to repay his or her consumer loan entirely, we may not be able to recover any portion of our investment in the consumer loans. This will adversely impact our business, financial condition, results of operations and prospects.
Risks affecting investments in real estate.
NPRC invests in commercial multi-family residential and student-housing real estate. A number of factors may prevent each of NPRC’s properties and assets from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include, but are not limited to:

•	national economic conditions;

•	regional and local economic conditions (which may be adversely impacted by plant closings, business layoffs, industry slow-downs, weather conditions, natural disasters, and other factors);

•	local real estate conditions (such as over-supply of or insufficient demand for office space);

•	changing demographics;

•	perceptions by prospective tenants of the convenience, services, safety, and attractiveness of a property;

•	the ability of property managers to provide capable management and adequate maintenance;

•	the quality of a property’s construction and design;

•	increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes);

•	changes in applicable laws or regulations (including tax laws, zoning laws, or building codes);

•	potential environmental and other legal liabilities;

•
the level of financing used by NPRC in respect of its properties, increases in interest rate levels on such financings and the risk that NPRC will default on such financings, each of which increases the risk of loss to us;

•	the availability and cost of refinancing;

•	the ability to find suitable tenants for a property and to replace any departing tenants with new tenants;

•	potential instability, default or bankruptcy of tenants in the properties owned by NPRC;

•	potential limited number of prospective buyers interested in purchasing a property that NPRC wishes to sell; and

•	the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.

To the extent original issue discount (“OID”) and payment in kind (“PIK”) interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
Our investments may include OID instruments and PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•
The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•
OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

For accounting purposes, any cash distributions to shareholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.
Capitalizing PIK interest to loan principal increases our gross assets, thus increasing our Investment Adviser’s future base management fees, and increases future investment income, thus increasing our Investment Adviser’s future income incentive fees at a compounding rate.
Market prices of zero-coupon or PIK securities may be affected to a greater extent by interest rate changes and may be more volatile than securities that pay interest periodically and in cash.
For accounting purposes, any cash distributions to stockholders representing OID and PIK income are not designated as paid-in capital, even if the cash to pay them derives from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

DESCRIPTION OF NOTES
As required by federal law for all bonds and notes of companies that are publicly offered, the notes are governed by a document called an “indenture.” On February 16, 2012, we entered into an indenture with American Stock Transfer & Trust Company, LLC, as trustee. Then, on March 9, 2012, we entered into an Agreement of Resignation, Appointment and Acceptance, or the “Agreement”, with American Stock Transfer & Trust Company, LLC, or the “Retiring Trustee”, and U.S. Bank National Association, or the “trustee”. Under the Agreement, we formally accepted the resignation of the Retiring Trustee and appointed the trustee under the Indenture, dated as of February 16, 2012, or the “indenture”, by and between us and the Retiring Trustee, as supplemented by the First Supplemental Indenture, dated as of March 1, 2012, by and between us and the Retiring Trustee, as further supplemented by the Second Supplemental Indenture, dated as of March 8, 2012, by and between us and the Retiring Trustee, and as further supplemented by the Joinder Supplemental Indenture, dated as of March 8, 2012, by and among us, the Retiring Trustee and the trustee. We accepted the resignation of the Retiring Trustee and appointed the trustee in order to take advantage of a more efficient money market based system of settling issuances of debt securities issued pursuant to the indenture not available through the Retiring Trustee. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default-Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

The indenture does not limit the aggregate amount of debt securities that may be issued under it and provides that the debt securities may be issued under it from time to time in one or more series. The following statements are summaries of the material provisions of the indenture and the notes. These summaries do not purport to be complete and are qualified in their entirety by reference to the indenture, including for the definitions of certain terms. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the notes. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture. Unless otherwise specified in an applicable pricing supplement, the notes will have the terms described below.

From time to time we may offer other debt securities either publicly or through private placement having maturities, interest rates, covenants and other terms that may differ materially from the terms of the notes described herein and in any pricing supplement. We have the ability to issue debt securities under the indenture with terms different from the notes and those of debt securities previously issued under the indenture and, without the consent of the holders thereof, to reopen a previous issue of a series of debt securities issued under the indenture and issue additional debt securities of that series under the indenture unless the reopening was restricted when that series was created. The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. On March 23, 2018, President Trump signed into law the Small Business Credit Availability Act, which included various changes to regulations under the federal securities laws that impact BDCs, including changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. While certain other BDCs have elected to allow for the increase in leverage, after consideration of the expected negative impact on us, including a rating downgrade by S&P, our Board of Directors has not currently elected to approve the application of the modified asset coverage requirement for the Company. If we choose to take advantage of such additional leverage, it will mean that for every $100 of net assets, we may raise $200 from senior securities, such as borrowings or issuing preferred stock. If this ratio declines below 150%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.
General
The notes constitute a single series of notes for purposes of the indenture and are unlimited in aggregate principal amount under the terms of the indenture. Our Board of Directors has authorized the issuance and sale of the notes on a continuous basis, up to an aggregate principal amount of $500,000,000 pursuant to this prospectus. As of September 11, 2019, $1.6 billion aggregate principal amount of notes has been issued pursuant to prior registration statements. We have, from time to time, repurchased certain notes and, therefore, as of September 11, 2019, $692.0 million aggregate principal amount of notes were outstanding.
Notes issued in accordance with this prospectus and the applicable pricing supplement will have the following general characteristics:

•	the notes will be our direct unsecured senior obligations and will rank equally with all of our other unsecured senior indebtedness from time to time outstanding;

•	the notes may be offered by us through the Purchasing Agent or the agents and each note will mature on a day that is at least 12 months from its date of original issuance;

•	each note may be issued with a fixed or floating interest rate; any floating interest rate will initially be based on LIBOR;

•	the notes will not be subject to any sinking fund; and

•	the minimum denomination of the notes will be $1,000 (unless otherwise stated in the pricing supplement).
In addition, the pricing supplement relating to each offering of notes will describe specific terms of the notes, including but not limited to:

•	the stated maturity;

•	the denomination of your notes;

•	the price at which we originally issue your notes, expressed as a percentage of the principal amount, and the original issue date;

•	whether your notes are fixed rate notes or floating rate notes;

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if your notes are fixed rate notes, the annual rate at which your notes will bear interest, or the periodic rates in the case of notes that bear different rates at different times during the term of the notes, and the interest payment dates, if different from those stated below under “-Interest Rates-Fixed Rate Notes;”

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if your notes are floating rate notes, the interest rate, spread or spread multiplier or initial base rate, maximum rate and/or minimum rate; if there is more than one spread to be applied at different times during the term of the notes for your interest rate, which spread during which periods applies to your notes; and the interest reset, determination, calculation and payment dates, all of which we describe under “-Interest Rates-Floating Rate Notes” below;

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if applicable, the circumstances under which your notes may be redeemed at our option or repaid at the holder’s option before the stated maturity, including any redemption commencement date, repayment date(s), redemption price(s) and redemption period(s), all of which we describe under “-Redemption and Repayment” below;

•	whether the authorized representative of the holder of a beneficial interest in the notes will have the right to seek repayment upon the death of the holder as described under “-Survivor’s Option;”

•	any special U.S. federal income tax consequences of the purchase, ownership and disposition of the notes; and

•	any other significant terms of your notes, which could be different from those described in this prospectus, but in no event inconsistent with the indenture.

We may at any time purchase notes at any price or prices in the open market or otherwise. Notes so purchased by us may, at our discretion, be held, resold or surrendered to the trustee for cancellation.
Types of Notes
We may issue either of the two types of notes described below. Notes may have elements of each of the two types of notes described below. For example, notes may bear interest at a fixed rate for some periods and at a floating rate in others.
Fixed Rate Notes. Notes of this type will bear interest at one or more fixed rates described in your pricing supplement.
Fixed rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of fixed rate notes at the fixed rate or rates per annum stated in your pricing supplement during the applicable time periods as stated in your pricing supplement, until the principal is paid or made available for payment. Each payment of interest due on an interest payment date or the maturity will include interest accrued from and including the last date to which interest has been paid, or made available for payment, or from the issue date if none has been paid or made available for payment, to but excluding the interest payment date or maturity. We will compute interest on fixed rate notes on the basis of a 360-day year of twelve 30-day months (the 30/360 (ISDA) day count convention) unless your pricing supplement provides that we will compute interest on a different basis. We will pay interest on each interest payment date and at maturity as described below under “-Payment and Paying Agents” and “-Payment and Record Dates for Interest.” Notes may be offered that switch from a fixed rate to a floating rate or from a floating rate to a fixed rate during the term of the notes.
Floating Rate Notes. Notes of this type will bear interest at rates that are determined by reference to an interest rate formula initially based on LIBOR. In some cases, the rates may also be adjusted by adding or subtracting a spread in relation to LIBOR or multiplying by a spread multiplier and may be subject to a minimum rate and/or a maximum rate. The various interest rate formulas and these other features are described below in “-Interest Rates-Floating Rate Notes.” If your notes are floating rate notes, the formula and any adjustments that apply to the interest rate will be specified in your pricing supplement.

Floating rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of floating rate notes at a rate per annum determined according to the interest rate formula stated in your pricing supplement during the applicable interest rate periods as stated in your pricing supplement, until the principal is paid or made available for payment. We will pay interest on each interest payment date and at maturity as described below “-Payment and Paying Agents” and “-Payment and Record Dates for Interest.” Notes may be offered that switch from a fixed rate to a floating rate or from a floating rate to a fixed rate during the term of the notes.
Interest Rates
This subsection describes the different kinds of interest rates that may apply to your notes, as specified in your pricing supplement.
Fixed Rate Notes. Fixed rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of fixed rate notes at the fixed yearly rate or rates stated in your pricing supplement during the applicable time periods as stated in your pricing supplement, until the principal is paid or made available for payment. Your pricing supplement will describe the interest periods and relevant interest payment dates on which interest on fixed rate notes will be payable. Each payment of interest due on an interest payment date or the maturity will include interest accrued from and including the last date to which interest has been paid, or made available for payment, or from the issue date if none has been paid or made available for payment, to but excluding the interest payment date or the maturity. We will compute interest on fixed rate notes on the basis of a 360-day year of twelve 30-day months (the 30/360 (ISDA) day count convention), unless your pricing supplement provides that we will compute interest on a different basis. We will pay interest on each interest payment date and at maturity as described below under “-Payment and Paying Agents” and “-Payment and Record Dates for Interest.”
Floating Rate Notes. Floating rate notes will bear interest at rates that are determined by reference to an interest rate formula initially based on LIBOR. In some cases, the rates may also be adjusted by adding or subtracting a spread in relation to LIBOR or multiplying by a spread multiplier and may be subject to a minimum rate and/or a maximum rate. If your note is a floating rate note, the formula and any adjustments that apply to the interest rate will be specified in your pricing supplement.
Each floating rate note will bear interest from its original issue date or from the most recent date to which interest on the note has been paid or made available for payment. Interest will accrue on the principal of a floating rate note at a rate per annum determined according to the interest rate formula stated in the pricing supplement during the applicable interest rate period specified in your pricing supplement, until the principal is paid or made available for payment. We will pay interest on each interest payment date and at maturity as described below under “-Payment and Paying Agents” and “-Payment and Record Dates for Interest.”

In addition, the following will apply to floating rate notes.

Initial Base Rate

Unless otherwise specified in your pricing supplement, for floating rate notes, the initial base rate will be the applicable LIBOR base rate in effect from and including the original issue date to but excluding the initial interest reset date. We will specify the initial LIBOR base rate in your pricing supplement.
Spread or Spread Multiplier
In some cases, the base rate for floating rate notes may be adjusted:

•	by adding or subtracting a specified number of basis points, called the spread, with one basis point being 0.01%; or

•	by multiplying the base rate by a specified percentage, called the spread multiplier.
If you purchase floating rate notes, your pricing supplement will specify whether a spread or spread multiplier will apply to your notes and, if so, the amount of the applicable spread or spread multiplier and any increases or decreases in the spread or spread multiplier during the term of your notes.
Maximum and Minimum Rates
The actual interest rate, after being adjusted by the spread or spread multiplier, may also be subject to either or both of the following limits:

•	a maximum rate-i.e., a specified upper limit that the actual interest rate in effect at any time may not exceed; and/or

•	a minimum rate-i.e., a specified lower limit that the actual interest rate in effect at any time may not fall below.

If you purchase floating rate notes, your pricing supplement will specify whether a maximum rate and/or minimum rate will apply to your notes and, if so, what those rates are.
Whether or not a maximum rate applies, the interest rate on floating rate notes will in no event be higher than the maximum rate permitted by New York law, as it may be modified by U.S. law of general application. Under current New York law, the maximum rate of interest, with some exceptions, for any loan in an amount less than $250,000 is 16% and for any loan in the amount of $250,000 or more but less than $2,500,000 is 25%, per year on a simple interest basis. These limits do not apply to loans of $2,500,000 or more.
The rest of this subsection describes how the interest rate and the interest payment dates will be determined, and how interest will be calculated, on floating rate notes.
Interest Reset Dates
Except as otherwise specified in your pricing supplement, the rate of interest on floating rate notes will be reset, by the calculation agent described below, daily, weekly, monthly, quarterly, semi-annually or annually (each, an “interest reset period”). The date on which the interest rate resets and the reset rate becomes effective is called the interest reset date. Except as otherwise specified in your pricing supplement, the interest reset date will be as follows:

•	for floating rate notes that reset daily, each London business day (as defined below);

•	for floating rate notes that reset weekly, the Wednesday of each week;

•	for floating rate notes that reset monthly, the third Wednesday of each month;

•	for floating rate notes that reset quarterly, the third Wednesday of each of four months of each year as specified in your pricing supplement;

•	for floating rate notes that reset semi-annually, the third Wednesday of each of two months of each year as specified in your pricing supplement; and

•	for floating rate notes that reset annually, the third Wednesday of one month of each year as specified in your pricing supplement.
For floating rate notes, the interest rate in effect on any particular day will be the interest rate determined with respect to the latest interest reset date that occurs on or before that day. There are several exceptions, however, to the reset provisions described above.
Interest reset dates are subject to adjustment, as described below under “-Business Day Conventions.”
The base rate in effect from and including the original issue date to but excluding the first interest reset date will be the initial base rate. For floating rate notes that reset daily or weekly, the base rate in effect for each day following the fifth business day before an interest payment date to, but excluding, the interest payment date, and for each day following the fifth business day before the maturity to, but excluding, the maturity, will be the base rate in effect on that fifth business day.
Interest Determination Dates
The interest rate that takes effect on an interest reset date will be determined by the calculation agent for the LIBOR base rates by reference to a particular date called an interest determination date. Except as otherwise specified in your pricing supplement, the interest determination date relating to a particular interest reset date will be the second London business day preceding the interest reset date.
Interest Calculation Date
The interest rate that takes effect on a particular interest reset date will be determined by reference to the corresponding interest determination date or interest reset date, as applicable. For some notes, however, the calculation agent will set the rate on a day no later than the corresponding interest calculation date. Unless otherwise specified in your pricing supplement, the interest calculation date for rates to which a calculation date applies will be the business day immediately preceding the date on which interest will next be paid (on an interest payment date or the maturity, as the case may be). The calculation agent need not wait until the relevant interest calculation date to determine the interest rate if the rate information it needs to make the determination is available from the relevant sources sooner.
Interest Rate Calculations
Interest payable on floating rate notes for any particular interest period will be calculated as described below using an interest factor, expressed as a decimal, applicable to each day during the applicable interest period, unless otherwise specified in your pricing supplement.

Calculations relating to floating rate notes will be made by the calculation agent, an institution that we appoint as our agent for this purpose. We have initially appointed U.S. Bank National Association as our calculation agent for any floating rate notes. We may specify a different calculation agent in your pricing supplement. The applicable pricing supplement for your floating rate note will name the institution that we have appointed to act as the calculation agent for that note as of its original issue date. We may appoint a different institution to serve as calculation agent from time to time after the original issue date of your floating rate note without your consent and without notifying you of the change. Absent manifest error, all determinations of the calculation agent will be final and binding on you and us, without any liability on the part of the calculation agent.
For floating rate notes, the calculation agent will determine, on the corresponding interest calculation date or interest determination date, as described below, the interest rate that takes effect on each interest reset date. In addition, the calculation agent will calculate the amount of interest that has accrued during each interest period-i.e., the period from and including the original issue date, or the last date to which interest has accrued (which may be the interest payment date or any interest reset date in accordance with the business day convention), to but excluding the next date to which interest will accrue (which may be the interest payment date or any interest reset date in accordance with the business day convention). For each interest period, the calculation agent will calculate the amount of accrued interest by multiplying the face amount of the floating rate note by an accrued interest factor for the interest period. Such accrued interest rate factor is determined by multiplying the applicable interest rate for the period by the day count fraction. The day count fraction will be determined in accordance with the 30/360 (ISDA) day count convention, where the number of days in the interest period in respect of which payment is being made is divided by 360, calculated on a formula basis as follows:
where:
“Y1” is the year, expressed as a number, in which the first day of the interest period falls;
“Y2” is the year, expressed as a number, in which the day immediately following the last day included in the interest period falls;
“M1” is the calendar month, expressed as a number, in which the first day of the interest period falls;
“M2” is the calendar month, expressed as a number, in which the day immediately following the last day included in the interest period falls;

“D1” is the first calendar day, expressed as a number, of the interest period, unless such number would be 31, in which case D1 will be 30; and
“D2” is the calendar day, expressed as a number, immediately following the last day included in the interest period, unless such number would be 31 and D1 is greater than 29, in which case D2 will be 30.
Upon the request of the holder of any floating rate note, the calculation agent will provide the interest rate then in effect, and, if determined, the interest rate that will become effective on the next interest reset date with respect to such floating rate note.
All percentages resulting from any calculation relating to any note will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point, e.g., 9.876541% (or .09876541) being rounded down to 9.87654% (or .0987654) and 9.876545% (or .09876545) being rounded up to 9.87655% (or .0987655). All amounts used in or resulting from any calculation relating to any note will be rounded upward or downward to the nearest cent.
Sources and Corrections
If we refer to a rate as set forth on a display page, other published source, information vendor or other vendor officially designated by the sponsor of that rate, if there is a successor source for the display page, other published source, information vendor or other official vendor, we refer to that successor source as applicable as determined by the calculation agent. When we refer to a particular heading or headings on any of those sources, those references include any successor or replacement heading or headings as determined by the calculation agent.
If the applicable rate is based on information obtained from a Reuters screen, that rate will be subject to the corrections, if any, published on that Reuters screen within one hour of the time that rate was first displayed on such source.

LIBOR Calculation
LIBOR, with respect to the base rate and any interest reset date, will be the London interbank offered rate for deposits in U.S. dollars for the index maturity specified in your pricing supplement, appearing on the Reuters screen LIBOR page as of approximately 11:00 A.M., London time, on the relevant interest determination date.

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If the rate described above does not so appear on the Reuters screen LIBOR page, then LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market selected by the calculation agent at approximately 11:00 A.M., London time, on the relevant interest determination date, to prime banks in the London interbank market for a period of the specified index maturity, beginning on the relevant interest reset date, and in a representative amount. The calculation agent will request the principal London office of each of these major banks to provide a quotation of its rate. If at least two quotations are provided, LIBOR for the relevant interest reset date will be the arithmetic mean of the quotations.

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If fewer than two of the requested quotations described above are provided, LIBOR for the relevant interest reset date will be the arithmetic mean of the rates quoted by major banks in New York City selected by the calculation agent, at approximately 11:00 A.M., New York City time (or the time in the relevant principal financial center), on the relevant interest reset date, for loans in U.S. dollars (or the index currency) to leading European banks for a period of the specified index maturity, beginning on the relevant interest reset date, and in a representative amount.

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If no quotation is provided as described in the preceding paragraph, then the calculation agent, after consulting such sources as it deems comparable to any of the foregoing quotations or display page, or any such source as it deems reasonable from which to estimate LIBOR or any of the foregoing lending rates, shall determine LIBOR for that interest reset date in its sole discretion.

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Notwithstanding the forgoing, if we, in our sole discretion, determine that LIBOR has been permanently discontinued and we have notified the calculation agent of such determination, the calculation agent will use, as a substitute for LIBOR (the “Alternative Rate”) for each interest determination date thereafter, the reference rate selected as an alternative to LIBOR by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice regarding the selection and use of a substitute for LIBOR. As part of such substitution, the calculation agent will, after consultation with us, make such adjustments (“Adjustments”) to the Alternative Rate or the spread thereon, as well as the business day convention, interest determination dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for the floating rate notes. If the calculation agent determines, following consultation with us, that there is no clear market consensus as to whether any rate has replaced LIBOR in customary market usage, (a) the calculation agent shall have the right to resign as calculation agent in respect of the floating rate notes and (b) we will appoint, in our sole discretion, a new calculation agent to replace the calculation agent, solely in its role as calculation agent in respect of the floating rate notes, to determine the alternative rate and make any adjustments thereto, and the determinations of such calculation agent will be binding on us, the trustee and the holder of the floating rate notes. If, however, the calculation agent or any subsequent calculation agent determines that LIBOR has been discontinued, but for any reason an Alternative Rate has not been determined, LIBOR will be equal to such rate on the interest determination date when LIBOR was last available on the Reuters screen LIBOR page, as determined by the calculation agent or any subsequent calculation agent.

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For the purpose of this section, we define the term “index maturity” as the interest rate period of LIBOR, or any Alternative Rate, as applicable, on which the interest rate formula is based as specified in your pricing supplement.

In all cases, if the stated maturity or any earlier redemption date or repayment date with respect to any note falls on a day that is not a business day, any payment of principal, premium, if any, and interest otherwise due on such day will be made on the next succeeding business day, and no interest on such payment shall accrue for the period from and after such stated maturity, redemption date or repayment date, as the case may be.
Business Days
The term “London business day” will apply to your floating rate notes, as specified in your pricing supplement, and it means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in London generally are authorized or obligated by law, regulation or executive order to close and is also a day on which dealings in the applicable index currency are transacted in the London interbank market.
Business Day Convention
The business day convention that will apply to your notes is the “following business day convention.” The “following business day convention” means, for any interest payment date or interest reset date, other than the maturity, if such date would otherwise fall on a day that is not a business day, then such date will be postponed to the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under any note or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day. “Business day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York.
Payment and Paying Agents
We will pay interest to the person listed in the trustee’s records as the owner of the notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Interest on each note will be payable either monthly, quarterly, semi-annually or annually on each interest payment date and at the note’s stated maturity or on the date of redemption or repayment if a note is redeemed or repaid prior to maturity. Interest due at a note’s stated maturity or on a date of redemption or repayment will be payable to the person to whom principal is payable.
We will pay any administrative costs imposed by banks in connection with making payments in immediately available funds, but any tax, assessment or governmental charge imposed upon any payments on a note, including, without limitation, any withholding tax, is the responsibility of the holders of beneficial interests in the note in respect of which such payments are made.
Payments on Global Notes
We will issue the notes generally in book-entry form only which means the notes will be represented by one or more global notes registered in the name of The Depository Trust Company, or “DTC”, the depositary for the notes. We will make payments on the notes so long as they are represented by a global note in accordance with the arrangements then in place between the paying agent and DTC and its participants as described under “Registration and Settlement-The Depository Trust Company.” See also “-Book-Entry Holders” and “-Global Notes” for a further description of book-entry procedures and notes represented by a global note. Under these arrangements, we will make payments directly to DTC, or its nominee, and not to any indirect holders who own beneficial interests in the global note. An indirect holder’s right to those payments will be governed by the rules and practices of DTC and its participants, as described under “-Global Notes-Special Considerations for Global Notes.”
Payments on Certificated Securities
In the event the notes become represented by certificated securities, we will make payments on a certificated note as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the trustee in New York, NY and/or at other offices that may be specified in an applicable supplement to the prospectus or pricing supplement or in a notice to holders against surrender of the note. The situations in which your book-entry notes could be exchanged for certificates notes are described under “-Global Notes-Special Situations when a Global Note will be Terminated.”
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the note by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
As noted above under “-Business Day Convention,” if any payment is due on a note on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under any note or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day. “Business day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their notes.
Payment and Record Dates for Interest
Interest on the notes will be paid as follows:

Interest Payment Frequency	Interest Payment Dates
Monthly	Fifteenth day of each calendar month, beginning in the first calendar month following the month the note was issued.
Quarterly	Fifteenth day of every third month, beginning in the third calendar month following the month the note was issued.
Semi-annually	Fifteenth day of every sixth month, beginning in the sixth calendar month following the month the note was issued.
Annually	Fifteenth day of every twelfth month, beginning in the twelfth calendar month following the month the note was issued.
The regular record date for any interest payment date will be the first day of the calendar month in which the interest payment date occurs, except that the regular record date for interest due on the note’s stated maturity date or date of earlier redemption or repayment will be that particular date. For the purpose of determining the holder at the close of business on a regular record date when business is not being conducted, the close of business will mean 5:00 P.M., New York City time, on that day.
Interest on a note will be payable beginning on the first interest payment date after its date of original issuance to holders of record on the corresponding regular record date.
Redemption and Repayment
Unless we otherwise provide in the applicable pricing supplement, a note will not be redeemable or repayable prior to its stated maturity date.
If the pricing supplement states that the note will be redeemable at our option prior to its stated maturity date, then on such date or dates specified in the pricing supplement, we may redeem those notes at our option either in whole or from time to time in part, upon not less than five nor more than 60 days’ written notice to the holder of those notes.
If the pricing supplement states that your note will be repayable at your option prior to its stated maturity date, we will require receipt of notice of the request for repayment at least 30 but not more than 60 days prior to the date or dates specified in the pricing supplement. We also must receive the completed form entitled “Option to Elect Repayment.” Exercise of the repayment option by the holder of a note is irrevocable.
Since the notes will be represented by a global note, DTC or its nominee will be treated as the holder of the notes; therefore DTC or its nominee will be the only entity that receives notices of redemption of notes from us, in the case of our redemption of notes, and will be the only entity that can exercise the right to repayment of notes, in the case of optional repayment. See “Registration and Settlement.”
To ensure that DTC or its nominee will timely exercise a right to repayment with respect to a particular beneficial interest in a note, the beneficial owner of the interest in that note must instruct the broker or other direct or indirect participant through which it holds the beneficial interest to notify DTC or its nominee of its desire to exercise a right to repayment. Because different firms have different cut-off times for accepting instructions from their customers, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a note to determine the cut-off time by which the instruction must be given for timely notice to be delivered to DTC or its nominee. Conveyance of notices and other communications by DTC or its nominee to participants, by participants to indirect participants and by participants and indirect participants to beneficial owners of the notes will be governed by agreements among them and any applicable statutory or regulatory requirements.
The redemption of a note normally will occur on a specified interest payment date and any business day thereafter following receipt of a valid notice. The repayment of a note normally will occur on the interest payment date or dates following receipt of a valid notice. Unless otherwise specified in the pricing supplement, the redemption or repayment price will equal 100% of the principal amount of the note plus unpaid interest accrued to the date or dates of redemption or repayment.
We may at any time purchase notes at any price or prices in the open market or otherwise. We may also purchase notes otherwise tendered for repayment by a holder or tendered by a holder’s duly authorized representative through exercise of the Survivor’s Option described below. If we purchase the notes in this manner, we have the discretion to either hold, resell or surrender the notes to the trustee for cancellation.
Survivor’s Option
The “Survivor’s Option” is a provision in a note pursuant to which we agree to repay that note, if requested by the authorized representative of the beneficial owner of that note, following the death of the beneficial owner of the note, so long as the note was owned by that beneficial owner or the estate of that beneficial owner at least six months prior to the request. The pricing supplement relating to each offering of notes will state whether the Survivor’s Option applies to those notes.
If a note is entitled to a Survivor’s Option, upon the valid exercise of the Survivor’s Option and the proper tender of that note for repayment, we will, at our option, repay or repurchase that note, in whole or in part, at a price equal to 100% of the principal amount of the deceased beneficial owner’s interest in that note plus unpaid interest accrued to the date of repayment.
To be valid, the Survivor’s Option must be exercised by or on behalf of the person who has authority to act on behalf of the deceased beneficial owner of the note (including, without limitation, the personal representative or executor of the deceased beneficial owner or the surviving joint owner with the deceased beneficial owner) under the laws of the applicable jurisdiction.
The death of a person holding a beneficial ownership interest in a note as a joint tenant or tenant by the entirety with another person, or as a tenant in common with the deceased holder’s spouse, will be deemed the death of a beneficial owner of that note, and the entire principal amount of the note so held will be subject to repayment by us upon request. However, the death of a person holding a beneficial ownership interest in a note as tenant in common with a person other than such deceased holder’s spouse will be deemed the death of a beneficial owner only with respect to such deceased person’s interest in the note.
The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a note will be deemed the death of the beneficial owner of that note for purposes of the Survivor’s Option, regardless of whether that beneficial owner was the registered holder of that note, if entitlement to those interests can be established to the satisfaction of the trustee. A beneficial ownership interest will be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife. In addition, a beneficial ownership interest will be deemed to exist in custodial and trust arrangements where one person has all of the beneficial ownership interests in the applicable note during his or her lifetime.
We have the discretionary right to limit the aggregate principal amount of notes as to which exercises of the Survivor’s Option shall be accepted by us from authorized representatives of all deceased beneficial owners in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the principal amount of all notes outstanding as of the end of the most recent calendar year. We also have the discretionary right to limit to $250,000 in any calendar year the aggregate principal amount of notes as to which exercises of the Survivor’s Option shall be accepted by us from the authorized representative of any individual deceased beneficial owner of notes in such calendar year. In addition, we will not permit the exercise of the Survivor’s Option except in principal amounts of $1,000 and multiples of $1,000.
An otherwise valid election to exercise the Survivor’s Option may not be withdrawn. Each election to exercise the Survivor’s Option will be accepted in the order that elections are received by the trustee, except for any note the acceptance of which would contravene any of the limitations described in the preceding paragraph. Notes accepted for repayment through the exercise of the Survivor’s Option normally will be repaid on the first interest payment date that occurs 20 or more calendar days after the date of the acceptance. For example, if the acceptance date of a note tendered through a valid exercise of the Survivor’s Option is September 1, 2017, and interest on that note is paid monthly, we would normally, at our option, repay that note on the interest payment date occurring on October 15, 2017, because the September 15, 2017 interest payment date would occur less than 20 days from the date of acceptance. Each tendered note that is not accepted in any calendar year due to the application of any of the limitations described in the preceding paragraph will be deemed to be tendered in the following calendar year in the order in which all such notes were originally tendered. If a note tendered through a valid exercise of the Survivor’s Option is not accepted, the trustee will deliver a notice by first-class mail to the registered holder, at that holder’s last known address as indicated in the note register, that states the reason that note has not been accepted for repayment.

With respect to notes represented by a global note, DTC or its nominee is treated as the holder of the notes and will be the only entity that can exercise the Survivor’s Option for such notes. To obtain repayment pursuant to exercise of the Survivor’s Option for a note, the deceased beneficial owner’s authorized representative must provide the following items to the broker or other entity through which the beneficial interest in the note is held by the deceased beneficial owner:

•	a written instruction to such broker or other entity to notify DTC of the authorized representative’s desire to obtain repayment pursuant to exercise of the Survivor’s Option;

•
appropriate evidence satisfactory to the trustee (a) that the deceased was the beneficial owner of the note at the time of death and his or her interest in the note was owned by the deceased beneficial owner or his or her estate at least six months prior to the request for repayment, (b) that the death of the beneficial owner has occurred, (c) of the date of death of the beneficial owner, and (d) that the representative has authority to act on behalf of the beneficial owner;

•
if the interest in the note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the trustee from the nominee attesting to the deceased’s beneficial ownership of such note;

•
written request for repayment signed by the authorized representative of the deceased beneficial owner with the signature guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States;

•	if applicable, a properly executed assignment or endorsement;

•
tax waivers and any other instruments or documents that the trustee reasonably requires in order to establish the validity of the beneficial ownership of the note and the claimant’s entitlement to payment; and

•
any additional information the trustee reasonably requires to evidence satisfaction of any conditions to the exercise of the Survivor’s Option or to document beneficial ownership or authority to make the election and to cause the repayment of the note.

In turn, the broker or other entity will deliver each of these items to the trustee, together with evidence satisfactory to the trustee from the broker or other entity stating that it represents the deceased beneficial owner.
The death of a person owning a note in joint tenancy or tenancy by the entirety with another or others shall be deemed the death of the holder of the note, and the entire principal amount of the note so held shall be subject to repayment, together with interest accrued thereon to the repayment date. The death of a person owning a note by tenancy in common shall be deemed the death of a holder of a note only with respect to the deceased holder’s interest in the note so held by tenancy in common; except that in the event a note is held by husband and wife as tenants in common, the death of either shall be deemed the death of the holder of the note, and the entire principal amount of the note so held shall be subject to repayment. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of a note, shall be deemed the death of the holder thereof for purposes of this provision, regardless of the registered holder, if such beneficial interest can be established to the satisfaction of the trustee and us. Such beneficial interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act, the Uniform Transfers to Minors Act, community property or other joint ownership arrangements between a husband and wife and trust arrangements where one person has substantially all of the beneficial ownership interest in the note during his or her lifetime.
We retain the right to limit the aggregate principal amount of notes as to which exercises of the Survivor’s Option applicable to the notes will be accepted in any one calendar year as described above. All other questions regarding the eligibility or validity of any exercise of the Survivor’s Option will be determined by the trustee, in its sole discretion, which determination will be final and binding on all parties.
The broker or other entity will be responsible for disbursing payments received from the trustee to the authorized representative. See “Registration and Settlement.”
Forms for the exercise of the Survivor’s Option may be obtained from the trustee at 100 Wall Street, Suite 1600, New York, NY 10005, Attention: General Counsel.
If applicable, we will comply with the requirements of Section 14(e) of the Exchange Act, and the rules promulgated thereunder, and any other securities laws or regulations in connection with any repayment of notes at the option of the registered holders or beneficial owners thereof.
Book-Entry Holders
We will issue the notes in book-entry form only, unless we specify otherwise in an applicable supplement to the prospectus or pricing supplement. As noted above, this means the notes will be represented by one or more global notes registered in the name of DTC, the depositary for the notes. DTC will hold them on behalf of financial institutions that participate in DTC’s book-entry system. These participating institutions, in turn, hold beneficial interests in the notes held by the DTC or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a note is registered is recognized as the holder of that note. Consequently, we will recognize only DTC as the holder of the notes and we will make all payments on the notes to DTC. DTC will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. DTC and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the notes.
As a result, investors will not own the notes directly. Instead, they will own beneficial interests in a global note, through a bank, broker or other financial institution that participates in DTC’s book-entry system or holds an interest through a participant. As long as the notes are represented by one or more global notes, investors will be indirect holders, and not holders, of the notes.
See “Registration and Settlement” for a further description of DTC procedures.
Global Notes
As noted above, we will issue the notes in book-entry form only. Each note issued in book-entry form will be represented by a global note that we deposit with and register in the name of DTC. DTC will be the depositary for all notes issued in book entry-form. A global note represents one or any other number of individual notes. Generally, all notes represented by the same global notes will have the same terms.
A global note may not be transferred to or registered in the name of anyone other than DTC or its nominee, unless special termination situations arise. We describe those situations below under “-Special Situations when a Global Note Will Be Terminated”. As a result of these arrangements, DTC, or its nominee, will be the sole registered owner and holder of all notes represented by a global note, and investors will be permitted to own only beneficial interests in a global note. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the DTC or with another institution that has an account with DTC. Thus, an investor whose notes are represented by a global note will not be a holder of those notes, but only an indirect holder of a beneficial interest in the global note.
Special Considerations for Global Notes
As an indirect holder, an investor’s rights relating to a global note will be governed by the account rules of the investor’s financial institution and of DTC, as well as general laws relating to securities transfers. DTC will be considered the holder of the notes represented by the global note.
Since the notes generally will be issued only in the form of a global note, an investor cannot cause the notes to be registered in his or her name, and cannot obtain certificates for his or her interest in the notes, except in the special situations we describe below.

•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the notes and protection of his or her legal rights relating to the notes.

•	An investor may not be able to sell interests in the notes to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•
An investor may not be able to pledge his or her interest in a global note in circumstances where certificates representing the notes must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•
DTC’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global note. We and the trustee have no responsibility for any aspect of DTC’s actions or for its records of ownership interests in a global note. We and the trustee also do not supervise DTC in any way.

•	If we redeem less than all the notes being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding those notes.

•
An investor is required to give notice of exercise of any option to elect repayment of its notes, for example in connection with an exercise of the Survivor’s Option, through its participant, to the trustee and to deliver the notes by causing its participant to transfer its interest in those notes, on DTC’s records, to the trustee.

•
DTC requires that those who purchase and sell interests in a global note deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global note.

Financial institutions that participate in DTC’s book-entry system, and through which an investor holds its interest in a global note, may also have their own policies affecting payments, notices and other matters relating to the notes. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.
Special Situations when a Global Note will be Terminated
In a few special situations described below, a global note will be terminated and interests in it will be exchanged for certificates in non-book-entry form, of “certificated notes.” After that exchange, the choice of whether to hold the certificated notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global note transferred on termination to their own names, so that they will be holders. We describe the rights of legal holders and street name investors under “-Street Name Holders” and “-Legal Holders” below.
The special situations for termination of a global note are as follows:

•
if DTC notifies us that it is unwilling or unable to continue as depositary for that global note or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any case, we do not appoint a successor to DTC to act as depositary within 60 days,

•	if we, in our sole discretion, determine that the global notes shall be exchangeable for certificated notes, or

•	if an event of default has occurred and is continuing with regard to the notes; we discuss defaults later under “-Events of Default.”
If a global note is terminated, only DTC, and not we or the trustee, is responsible for deciding the names of the institutions in whose names the notes represented by the global note will be registered and, therefore, who will be the holders of those notes.
See “Registration and Settlement” for further a description of the registration of global notes with DTC and the circumstances under which global notes may be exchanged for certificated notes.
Street Name Holders
In the event we terminate a global note and/or otherwise issue notes in certificated form, investors may choose to hold their notes in their own names or in “street name.” Notes held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those notes through the account he or she maintains at that institution.
For notes held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the notes are registered as the holders of those notes and we will make all payments on those notes to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold notes in street name will be indirect holders, and not holders, of the notes.
Legal Holders
Our obligations, as well as the obligations of the trustee and those of any third parties employed by us or the trustee, run only to the legal holders of the notes. We do not have obligations to investors who hold beneficial interests in global notes, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of notes or has no choice because we are issuing the notes only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend the indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of the indenture), we would seek the approval only from the holders, and not the indirect holders, of the notes. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the notes being offered by this prospectus and applicable pricing supplements, whether they are the holders or only indirect holders of those notes. When we refer to your notes, we mean the notes in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders
If you hold notes through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•
whether and how you can instruct it to send you notes registered in your own name so you can be a holder, if that is permitted in the future as contemplated by a supplement to the prospectus or an applicable pricing supplement,

•	how it would exercise rights under the notes if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the notes are in book-entry form, how DTC’s rules and procedures will affect these matters.
Events of Default
You will have rights if an Event of Default occurs with respect to the notes and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the notes means any of the following:

•	We do not pay the principal of, or any premium on, a note on its due date.

•	We do not pay interest on a note within 30 days of its due date.

•	We do not deposit any sinking fund payment in respect of a note on its due date.

•
We remain in breach of a covenant in respect of notes for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of notes.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.
An Event of Default for the notes does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of notes of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the notes may declare the entire principal amount of all the notes to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the notes under certain circumstances.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the notes, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•
The holders of at least 25% in principal amount of all outstanding notes must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your notes on or after the due date.
Holders of a majority in principal amount of the notes may waive any past defaults other than:

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the notes or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the notes.

•
The merger or sale of assets must not cause a default on the notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “-Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•	We must deliver certain certificates and documents to the trustee.
Modification or Waiver
There are three types of changes we can make to the indenture and the notes issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a note;

•	reduce any amounts due on a note;

•	reduce the amount of principal payable upon acceleration of the maturity of a note following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a note;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a note in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the notes;

•	reduce the percentage of holders of notes whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding notes in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the notes would require the following approval:

•	If the change affects only the notes, it must be approved by the holders of a majority in principal amount of the notes.

•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “- Modification or Waiver- Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, the notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The notes will also not be eligible to vote if they have been fully defeased as described later under “-Defeasance-Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding notes that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of the notes, that vote or action may be taken only by persons who are holders of the notes on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the notes or request a waiver.
Defeasance
The following defeasance provisions will be applicable to the notes.
Covenant Defeasance
Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the notes are issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your notes. In order to achieve covenant defeasance, we must do the following:

•
Since the notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the notes on their various due dates.

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the notes any differently than if we did not make the deposit and just repaid the notes ourselves at maturity.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

Full Defeasance
If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
Since the notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the notes on their various due dates.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the notes any differently than if we did not make the deposit and just repaid the notes ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your notes and you would recognize gain or loss on the notes at the time of the deposit.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

Other Covenants

In addition to any other covenants described in this prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenant will apply to the notes:

•
We agree that for the period of time during which the notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions. These provisions generally prohibit us from incurring additional borrowings, including through the issuance of the notes under this prospectus, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings (or 150% after such borrowings if we were ever to elect to approve the reduced asset coverage requirements in accordance with the procedures set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act).

Form, Exchange and Transfer of Certified Registered Securities
If registered notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in an applicable pricing supplement, in denominations of $1,000 and amounts that are multiples of $1,000.
Holders may exchange their certificated notes for notes of smaller denominations or combined into fewer notes of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated notes at the office of their trustee. We have appointed the trustee to act as our agent for registering notes in the names of holders transferring notes. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated notes, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If we redeem any of the notes and we redeem less than all the notes, we may block the transfer or exchange of those notes during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any note that will be partially redeemed.
If registered notes are issued in book-entry form, only DTC as the depositary will be entitled to transfer and exchange the notes as described in this subsection, since it will be the sole holder of the notes.

Trustee; Resignation of Trustee
U.S. Bank National Association will serve as trustee under the indenture. The trustee may resign or be removed with respect to the notes provided that a successor trustee is appointed to act with respect to the notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions-Ranking
The notes will be designated as Senior Securities and therefore, Senior Indebtedness under the indenture. Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated notes), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to subordinated notes,

•	our debt securities designated as Senior Securities under the indenture, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

The notes will be our general, senior unsecured obligations and will rank equally in right of payment with all of our existing and future senior unsecured indebtedness, including without limitation, our Unsecured Notes. As a result, the notes are effectively subordinated to our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. As of August 30, 2019, we and our subsidiaries had approximately $2.3 billion of indebtedness outstanding, $102.0 million of which was secured indebtedness and $2.2 billion of which was unsecured indebtedness.
In particular, as designated Senior Indebtedness under the indenture, the notes will rank senior to any future securities we issue under the indenture that are designated as subordinated debt securities. Any such indenture securities designated as subordinated debt securities will be subordinated in right of payment of the principal of (and premium if any) and interest, if any, on such subordinated debt securities to the prior payment in full of the notes, and all other Senior Indebtedness under the indenture, upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on the notes, and all other Senior Indebtedness, has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment or distribution of our assets by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before the notes and all Senior Indebtedness are paid in full, the payment or distribution must be paid over, upon written notice to the trustee, to the holders of the Senior Indebtedness, including the notes, or on their behalf for application to the payment of all the Senior Indebtedness, including the notes, remaining unpaid until all the Senior Indebtedness, including the notes, has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness, including the notes. Subject to the payment in full of all Senior Indebtedness, including the notes, upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness, including the notes, to the extent of payments made to the holders of the Senior Indebtedness, including the notes, out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, our Senior Indebtedness, including the notes, and certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
(All figures in this item are in thousands except share, per share and other data.)
The following discussion should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this prospectus. Historical results set forth are not necessarily indicative of our future financial position and results of operations.
Overview
The terms “Prospect,” “the Company,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.

Prospect is a financial services company that primarily lends to and invests in middle-market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.

On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds a portion of our investments in Rated Secured Structured Notes (“RSSN”) and Subordinated Structured Notes (“SSN”) (collectively referred to as “collateralized loan obligations” or “CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
We consolidate certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. The following companies are included in our consolidated financial statements and are collectively referred to as the “Consolidated Holding Companies”: CP Holdings of Delaware LLC (“CP Holdings”); Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”); Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC (“First Tower Delaware”); MITY Holdings of Delaware Inc. (“MITY Delaware”); Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc. (“NMMB Holdings”); NPH Property Holdings, LLC (“NPH”); SB Forging Company, Inc. (“SB Forging”); STI Holding, Inc.; UTP Holdings Group Inc. (“UTP Holdings”, f/k/a Harbortouch Holdings of Delaware Inc.); Valley Electric Holdings I, Inc.(“Valley Holdings I”); Valley Electric Holdings II, Inc. (“Valley Holdings II”); and Wolf Energy Holdings Inc. (“Wolf Energy Holdings”).
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration”), a wholly-owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
We currently have nine strategies that guide our origination of investment opportunities: (1) lending to companies controlled by private equity sponsors, (2) lending to companies not controlled by private equity sponsors, (3) purchasing controlling equity positions and lending to operating companies, (4) purchasing controlling equity positions and lending to financial services companies, (5) purchasing controlling equity positions and lending to real estate companies, (6) purchasing controlling equity positions and lending to aircraft leasing companies, (7) investing in structured credit, (8) investing in syndicated debt and (9) investing in consumer and small business loans and asset-backed securitizations. We may also invest in other strategies and opportunities from time to time that we view as attractive. We continue to evaluate other origination strategies in the ordinary course of business with no specific top-down allocation to any single origination strategy.
Lending to Companies Controlled by Private Equity Sponsors - We make agented loans to companies which are controlled by private equity sponsors. This debt can take the form of first lien, second lien, unitranche or unsecured loans. These loans typically have equity subordinate to our loan position. Historically, this strategy has comprised approximately 25%-50% of our portfolio.

Lending to Companies not Controlled by Private Equity Sponsors - We make loans to companies which are not controlled by private equity sponsors, such as companies that are controlled by the management team, the founder, a family or public shareholders. This origination strategy may have less competition to provide debt financing than the private-equity-sponsor origination strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. This origination strategy can result in investments with higher returns or lower leverage than the private-equity-sponsor origination strategy. Historically, this strategy has comprised less than 5% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Operating Companies - This strategy involves purchasing yield-producing debt and controlling equity positions in non-financial-services operating companies. We believe that we can provide enhanced certainty of closure and liquidity to sellers and we look for management to continue on in their current roles. This strategy has comprised approximately 5%-10% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Financial Services Companies - This strategy involves purchasing yield-producing debt and control equity investments in financial services companies, including consumer direct lending, sub-prime auto lending and other strategies. These investments are often structured in tax-efficient partnerships, enhancing returns. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Real Estate Companies - We purchase debt and controlling equity positions in tax-efficient real estate investment trusts (“REIT” or “REITs”). The real estate investments of National Property REIT Corp. (“NPRC”) are in various classes of developed and occupied real estate properties that generate current yields, including multi-family properties, student housing, and self-storage. NPRC seeks to identify properties that have historically significant occupancy rates and recurring cash flow generation. NPRC generally co-invests with established and experienced property management teams that manage such properties after acquisition. Additionally, NPRC purchases loans originated by certain consumer loan facilitators. It purchases each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers, and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised approximately 10%-20% of our business.
Purchasing Controlling Equity Positions and Lending to Aircraft Leasing Companies - We invest in debt as well as equity in companies with aircraft assets subject to commercial leases to airlines across the globe. We believe that these investments can present attractive return opportunities due to cash flow consistency from long-term leases coupled with hard asset residual value. We believe that these investment companies seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across a variety of aircraft types and vintages. This strategy historically has comprised less than 5% of our portfolio.
Investing in Structured Credit - We make investments in CLOs, often taking a significant position in the subordinated interests (equity) and debt of the CLOs. The underlying portfolio of each CLO investment is diversified across approximately 100 to 200 broadly syndicated loans and does not have direct exposure to real estate, mortgages, or consumer-based credit assets. The CLOs in which we invest are managed by established collateral management teams with many years of experience in the industry. This strategy has comprised approximately 10%-20% of our portfolio.
Investing in Syndicated Debt - On a primary or secondary basis, we purchase primarily senior and secured loans and high yield bonds that have been sold to a club or syndicate of buyers. These investments are often purchased with a long-term, buy-and-hold outlook, and we often look to provide significant input to the transaction by providing anchoring orders. This strategy has comprised approximately 10%-25% of our portfolio.
Investing in Consumer and Small Business Loans and Asset-Backed Securitizations - We purchase loans originated by certain consumer and small-and-medium-sized business (“SME”) loan platforms. We generally purchase each loan in its entirety (i.e., a “whole loan”) and we invest in asset-backed securitizations collateralized by consumer or small business loans. The borrowers are consumers and SMEs and the loans are typically serviced by the platforms of the loans. This investment strategy has comprised up to approximately 0% of our portfolio.
We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.

We hold many of our control investments in a two-tier structure consisting of a holding company and one or more related operating companies for tax purposes. These holding companies serve various business purposes including concentration of management teams, optimization of third party borrowing costs, improvement of supplier, customer, and insurance terms, and enhancement of co-investments by the management teams. In these cases, our investment, which is generally equity in the holding company, the holding company’s equity investment in the operating company and any debt from us directly to the operating company structure represents our total exposure for the investment. As of June 30, 2019, as shown in our Consolidated Schedule of Investments, the cost basis and fair value of our investments in controlled companies was $2,385,806 and $2,475,924, respectively. This structure gives rise to several of the risks described in our public documents and highlighted elsewhere in this prospectus. We consolidate all wholly-owned and substantially wholly-owned holding companies formed by us for the purpose of holding our controlled investments in operating companies. There is no significant effect of consolidating these holding companies as they hold minimal assets other than their investments in the controlled operating companies. Investment company accounting prohibits the consolidation of any operating companies.
Fourth Quarter Highlights
Investment Transactions
We seek to be a long-term investor with our portfolio companies. During the three months ended June 30, 2019, we acquired $122,530 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $50,966, funded $470 of revolver advances, and recorded PIK interest of $13,972, resulting in gross investment originations of $187,938. During the three months ended June 30, 2019, we received full repayments on investments totaling $156,550, received $46,516 in partial prepayments, recorded $3,383 in returns of capital, and revolver paydowns of $4,700, resulting in net repayments of $212,813.
Debt Issuances and Redemptions
During the three months ended June 30, 2019, we increased total commitments to our revolving credit facility (the “Revolving Credit Facility”) for PCF by $87,500 to $1,132,500 in the aggregate.
During the three months ended June 30, 2019, we repaid $2,927 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. In order to replace shorter maturity debt with longer-term debt, we redeemed $156,423 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.97%. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended June 30, 2019 was $1,142.
During the three months ended June 30, 2019, we issued $112,328 aggregate principal amount of Prospect Capital InterNotes® with a stated and weighted average interest rate of 5.55%, to extend our borrowing base. The newly issued notes mature between April 15, 2024 and June 15, 2029 and generated net proceeds of $110,548.
During the three months ended June 30, 2019, we repurchased an additional $24,588 aggregate principal amount of the 2020 Notes at a weighted average price of 101.1, including commission. As a result of these transactions, we recorded a net loss of $414 during the three months ended June 30, 2019, in the amount of the difference of the reacquisition price and the net carrying amounts of the 2020 Notes, net of the proportionate amount of unamortized debt issuance costs. On June 28, 2019, we commenced a tender offer to purchase for cash any and all of the $224,114 outstanding aggregate principal amount of the 2020 Notes. The tender offer expired at 12:00 midnight on July 26, 2019.
In connection with follow-on programs for our unsecured Public Notes, we completed the following at-the-market (“ATM”) offerings of additional debt during the three months ended June 30, 2019:

	Maturity	Rate	Principal	Net Proceeds
2024 Notes	6/15/2024	6.25%	$2,569	$2,571
2028 Notes	6/15/2028	6.25%	1,885	1,856
Equity Issuances
On April 18, 2019, May 23, 2019, and June 20, 2019, we issued 82,697, 81,323, and 82,031 shares of our common stock in connection with the dividend reinvestment plan, respectively.

Investment Holdings
As of June 30, 2019, we continue to pursue our investment strategy. At June 30, 2019, approximately $5,653,553, or 171.0%, of our net assets are invested in 135 long-term portfolio investments and CLOs.
Our annualized current yield was 13.1% and 13.0% as of June 30, 2019 and June 30, 2018, respectively, across all performing interest bearing investments, excluding equity investments and non-accrual loans. Our annualized current yield was 10.6% and 10.5% as of June 30, 2019 and June 30, 2018, respectively, across all investments. Monetization of equity positions that we hold and loans on non-accrual status are not included in this yield calculation. In many of our portfolio companies we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As of June 30, 2019, we own controlling interests in the following portfolio companies: CP Energy Services Inc. (“CP Energy”); Credit Central Loan Company, LLC (“Credit Central”); Echelon Transportation, LLC (“Echelon”); First Tower Finance Company LLC (“First Tower Finance”); Freedom Marine Solutions, LLC (“Freedom Marine”); InterDent, Inc. (“InterDent”), MITY, Inc. (“MITY”); NPRC; Nationwide Loan Company LLC (“Nationwide”); NMMB, Inc. (“NMMB”); Pacific World Corporation (“Pacific World”); R-V Industries, Inc. (“R-V”); Universal Turbine Parts, LLC (“UTP”); USES Corp. (“USES”); Valley Electric Company, Inc. (“Valley Electric”); and Wolf Energy, LLC (“Wolf Energy”). In June 2019, CP Energy purchased approximately 64.1% of the common equity of Spartan Energy Holdings, Inc. (“Spartan Holdings”), which owns 100% of Spartan Energy Services, LLC (“Spartan”), a portfolio company of Prospect with $34,399 in senior secured term loans (the “Spartan Term Loans”) due to us as of June 30, 2019. As a result of CP Energy’s purchase, and given Prospect’s controlling interest in CP Energy, we report our investments in Spartan as control investments beginning June 30, 2019. Spartan remains the direct borrow and guarantor to Prospect for the Spartan Term Loans. We also own affiliated interests in Edmentum Ultimate Holdings, LLC (“Edmentum”); Nixon, Inc. (“Nixon”), Targus Cayman HoldCo Limited (“Targus”) and United Sporting Companies, Inc. (“USC”).
The following shows the composition of our investment portfolio by level of control as of June 30, 2019 and June 30, 2018:

	June 30, 2019				June 30, 2018
Level of Control	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Control Investments	$2,385,806	40.2%	$2,475,924	43.8%	$2,300,526	39.5%	$2,404,326	42.0%
Affiliate Investments	177,616	3.0%	76,682	1.4%	55,637	0.9%	58,436	1.0%
Non-Control/Non-Affiliate Investments	3,368,880	56.8%	3,100,947	54.8%	3,475,295	59.6%	3,264,517	57.0%
Total Investments	$5,932,302	100.0%	$5,653,553	100.0%	$5,831,458	100.0%	$5,727,279	100.0%

The following shows the composition of our investment portfolio by type of investment as of June 30, 2019 and June 30, 2018:

	June 30, 2019				June 30, 2018
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Revolving Line of Credit	$33,928	0.6%	$34,239	0.6%	$38,659	0.7%	$38,559	0.7%
Senior Secured Debt	2,687,709	45.3%	2,449,357	43.3%	2,602,018	44.6%	2,481,353	43.3%
Subordinated Secured Debt	1,439,440	24.3%	1,329,799	23.5%	1,318,028	22.6%	1,260,525	22.0%
Subordinated Unsecured Debt	38,933	0.7%	33,058	0.6%	38,548	0.7%	32,945	0.6%
Small Business Loans	—	—%	—	—%	30	—%	17	—%
Rated Secured Structured Notes	44,774	0.8%	46,851	0.8%	6,159	0.1%	6,159	0.1%
Subordinated Structured Notes	1,103,751	18.4%	850,694	15.1%	1,096,768	18.8%	954,035	16.7%
Preferred Stock	101,094	1.7%	84,294	1.5%	92,346	1.6%	75,986	1.3%
Common Stock	288,731	4.9%	427,085	7.6%	445,364	7.6%	517,858	9.0%
Membership Interest	193,942	3.3%	296,282	5.2%	193,538	3.3%	257,799	4.5%
Participating Interest(1)	—	—%	99,655	1.8%	—	—%	101,126	1.8%
Escrow Receivable	—	—%	2,239	—%	—	—%	917	—%
Total Investments	$5,932,302	100.0%	$5,653,553	100.0%	$5,831,458	100.0%	$5,727,279	100.0%

(1)	Participating Interest includes our participating equity investments, such as net profits interests, net operating income interests, net revenue interests, and overriding royalty interests.
The following shows our investments in interest bearing securities by type of investment as of June 30, 2019 and June 30, 2018:

	June 30, 2019				June 30, 2018
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
First Lien	$2,713,478	50.7%	$2,475,437	52.2%	$2,632,843	51.6%	$2,512,078	52.6%
Second Lien	1,447,599	27.1%	1,337,958	28.2%	1,325,862	26.0%	1,268,359	26.6%
Unsecured	38,933	0.7%	33,058	0.7%	38,548	0.8%	32,945	0.7%
Small Business Loans	—	—%	—	—%	30	—%	17	—%
Rated Secured Structured Notes	44,774	0.9%	46,851	1.0%	6,159	0.1%	6,159	0.1%
Subordinated Structured Notes	1,103,751	20.6%	850,694	17.9%	1,096,768	21.5%	954,035	20.0%
Total Interest Bearing Investments	$5,348,535	100.0%	$4,743,998	100.0%	$5,100,210	100.0%	$4,773,593	100.0%

The following shows the composition of our investment portfolio by industry as of June 30, 2019 and June 30, 2018:

	June 30, 2019				June 30, 2018
Industry	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Aerospace & Defense	$77,579	1.3%	$89,701	1.6%	$69,837	1.2%	$82,278	1.4%
Air Freight & Logistics	12,500	0.2%	12,233	0.2%	—	—%	—	—%
Auto Components	25,450	0.4%	25,450	0.5%	12,681	0.2%	12,887	0.2%
Building Products	19,842	0.3%	19,842	0.4%	9,905	0.2%	10,000	0.2%
Capital Markets	25,084	0.4%	25,222	0.4%	19,799	0.3%	20,000	0.3%
Commercial Services & Supplies	376,456	6.3%	296,672	5.2%	386,187	6.6%	330,024	5.8%
Communications Equipment	50,503	0.9%	48,760	0.9%	39,860	0.7%	40,000	0.7%
Construction & Engineering	69,935	1.2%	143,685	2.5%	64,415	1.1%	50,797	0.9%
Consumer Finance	487,778	8.2%	618,983	10.9%	485,381	8.3%	586,978	10.2%
Distributors	299,906	5.1%	190,137	3.4%	470,750	8.1%	402,465	7.0%
Diversified Consumer Services	146,845	2.5%	141,308	2.5%	173,695	3.0%	163,152	2.8%
Diversified Telecommunication Services	36,234	0.6%	36,234	0.6%	—	—%	—	—%
Electronic Equipment, Instruments & Components	—	—%	2,239	—%	54,805	0.9%	62,964	1.1%
Energy Equipment & Services	261,663	4.4%	153,865	2.7%	257,371	4.4%	170,574	3.0%
Entertainment	36,221	0.6%	36,327	0.6%	—	—%	—	—%
Equity Real Estate Investment Trusts (REITs)	496,440	8.4%	827,687	14.6%	499,858	8.6%	811,915	14.2%
Food Products	34,729	0.6%	34,729	0.6%	9,884	0.2%	9,886	0.2%
Health Care Equipment & Supplies	41,142	0.7%	41,154	0.7%	43,279	0.7%	43,279	0.8%
Health Care Providers & Services	470,422	7.9%	445,235	7.9%	421,198	7.2%	404,130	7.1%
Hotels, Restaurants & Leisure	34,737	0.6%	34,737	0.7%	37,295	0.6%	37,295	0.6%
Hotels & Personal Products	—	—%	—	—%	24,938	0.4%	24,938	0.4%
Household Durables	29,291	0.5%	22,460	0.4%	42,539	0.7%	41,623	0.7%
Household Products	24,688	0.4%	24,688	0.4%	—	—%	—	—%
Insurance	12,988	0.2%	12,988	0.2%	2,986	0.1%	2,986	0.1%
Interactive Media & Services	37,861	0.6%	37,861	0.7%	—	—%	—	—%
Internet & Direct Marketing Retail	—	—%	—	—%	39,813	0.7%	39,813	0.7%
Internet Software & Services	—	—%	—	—%	229,717	4.0%	229,791	4.0%
IT Services	306,096	5.2%	305,360	5.4%	182,183	3.1%	182,578	3.2%
Leisure Products	32,869	0.6%	32,868	0.6%	45,531	0.8%	45,626	0.8%
Machinery	35,488	0.6%	33,624	0.6%	35,488	0.6%	31,886	0.6%
Media	138,362	2.3%	141,467	2.5%	143,063	2.5%	140,365	2.4%
Online Lending	272,949	4.6%	176,778	3.1%	327,159	5.6%	243,078	4.2%
Paper & Forest Products	11,361	0.2%	11,500	0.2%	11,328	0.2%	11,226	0.2%
Personal Products	237,969	4.0%	112,427	2.0%	228,575	3.9%	165,020	2.9%
Pharmaceuticals	—	—%	—	—%	11,882	0.2%	12,000	0.2%
Professional Services	188,098	3.2%	190,178	3.4%	74,272	1.3%	76,991	1.3%
Real Estate Management & Development	38,852	0.7%	38,852	0.7%	41,860	0.7%	41,860	0.7%
Software	64,723	1.1%	64,729	1.1%	66,435	1.1%	67,265	1.2%
Technology Hardware, Storage & Peripherals	12,400	0.2%	12,400	0.2%	12,384	0.2%	12,500	0.2%
Textiles, Apparel & Luxury Goods	231,106	3.9%	242,981	4.3%	46,429	0.8%	60,220	1.1%
Tobacco	14,419	0.2%	14,500	0.4%	14,392	0.3%	14,392	0.3%
Trading Companies & Distributors	63,213	1.1%	28,043	0.5%	63,863	1.1%	56,199	1.0%
Transportation Infrastructure	27,578	0.5%	28,104	0.5%	27,494	0.5%	28,104	0.5%
Subtotal	$4,783,777	80.7%	$4,756,008	84.1%	$4,728,531	81.1%	$4,767,085	83.2%
Structured Finance (1)	$1,148,525	19.3%	$897,545	15.9%	$1,102,927	18.9%	$960,194	16.8%
Total Investments	$5,932,302	100.0%	$5,653,553	100.0%	$5,831,458	100.0%	$5,727,279	100.0%

(1)	Our CLO investments do not have industry concentrations and as such have been separated in the table above.

Portfolio Investment Activity
Our origination efforts are focused primarily on secured lending to non-control investments to reduce the risk in the portfolio by investing primarily in first lien loans, though we also continue to close select junior debt and equity investments. Our gross investment activity for the years ended June 30, 2019 and June 30, 2018 are presented below. The previously disclosed summary of our acquisition and disposition activity for the year ended June 30, 2017 has been omitted from the current year disclosure and can be found in the corresponding section of our Form 10-K for the year ended June 30, 2018.

	Year Ended June 30,
	2019	2018
Investments made in new portfolio companies	$331,571	$820,137
Follow-on investments made in existing portfolio companies (1)	312,482	881,808
Revolver advances	16,855	19,308
PIK interest	43,635	9,404
Total acquisitions	$704,543	$1,730,657

Acquisitions by portfolio composition
1st Lien Term Loan	$291,984	$1,126,539
2nd Lien Term Loan	344,553	377,058
Rated Secured Structured Notes	38,524	—
Subordinated Structured Notes	6,884	54,347
Subordinated Unsecured Debt	669	615
Equity	21,929	172,098
Total acquisitions by portfolio composition	$704,543	$1,730,657

Investments sold	$103,122	$186,226
Partial repayments (2)	229,538	41,698
Full repayments	273,763	1,595,304
Revolver paydowns	21,555	8,058
Total dispositions	$627,978	$1,831,286

Dispositions by portfolio composition
1st Lien Term Loan	$353,689	$1,519,462
2nd Lien Term Loan	225,151	224,149
Subordinated Structured Notes	—	59,271
Subordinated Unsecured Debt	(285)	—
Equity	49,423	28,404
Total dispositions by portfolio composition	$627,978	$1,831,286

Weighted average interest rates for new investments by portfolio composition
1st Lien Term Loan	9.44%	9.90%
2nd Lien Term Loan	10.81%	9.82%
Rated Secured Structured Notes	12.31%	N/A

(1)	Includes follow-on investments in existing portfolio companies and refinancings, if any.

(2)	Includes partial prepayments of principal, scheduled amortization payments, and refinancings, if any.

Investment Valuation
In determining the range of values for debt instruments, except CLOs and debt investments in controlling portfolio companies, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow technique was then prepared using the appropriate yield to maturity as the discount rate, to determine a range of values. In determining the range of values for debt investments of controlled companies and equity investments, the enterprise value was determined by applying earnings before interest, income tax, depreciation and amortization (“EBITDA”) multiples, the discounted cash flow technique, net income and/or book value multiples for similar guideline public companies and/or similar recent investment transactions. The enterprise value technique may also be used to value debt investments which are credit impaired. For stressed debt and equity investments, a liquidation analysis was prepared.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.
With respect to our online consumer and SME lending initiative, we invest primarily in marketplace loans through marketplace lending facilitators.  We do not conduct loan origination activities ourselves. Therefore, our ability to purchase consumer and SME loans, and our ability to grow our portfolio of consumer and SME loans, are directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending facilitators from which we purchase consumer and SME loans. In addition, our ability to analyze the risk-return profile of consumer and SME loans is significantly dependent on the marketplace facilitators’ ability to effectively evaluate a borrower’s credit profile and likelihood of default. If we are unable to effectively evaluate borrowers’ credit profiles or the credit decisioning and scoring models implemented by each facilitator, we may incur unanticipated losses which could adversely impact our operating results.
The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties, comparable multiples for recent sales of companies within the industry and discounted cash flow models for our investments in CLOs. The composite of all these various valuation techniques, applied to each investment, was a total valuation of $5,653,553.
Our portfolio companies are generally lower middle-market companies, outside of the financial sector, with less than $100,000 of annual EBITDA. We believe our investment portfolio has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.
Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Equity positions in our portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results and market multiples. Several of our controlled companies discussed below experienced such changes and we recorded corresponding fluctuations in valuations during the year ended June 30, 2019.
CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings, a Consolidated Holding Company. CP Holdings owns 99.8% of the equity of CP Energy, and the remaining equity is owned by CP Energy management. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries.
On April 6, 2018, Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a previously controlled portfolio company, merged with and into CP Energy, with CP Energy continuing as the surviving corporation. In June 2019, CP Energy purchased approximately 64.1% of the common equity of Spartan Holdings, which owns 100% of Spartan, a portfolio company of Prospect with $34,399 in senior secured term loans due to us as of June 30, 2019. As a result of CP Energy’s purchase, and given Prospect’s controlling interest in CP Energy, our Spartan Term Loans are presented as control investments under CP Energy beginning June 30, 2019. Spartan remains the direct borrow and guarantor to Prospect for the Spartan Term Loans. See Note 14 in our Consolidated Financial Statements for further discussion.

The fair value of our investment in CP Energy increased to $138,931 as of June 30, 2019, which is a discount of $74,944 from its amortized cost, compared to a fair value of $123,261 as of June 30, 2018, a discount of $56,215 to its amortized cost. The increases in fair value and discount to amortized cost were driven by the inclusion of the Spartan Term Loan A, Spartan Term Loan B and Spartan Holdings common equity fair values and amortized cost bases as a result of the equity purchase.
Credit Central Loan Company, LLC
Prospect owns 100% of the equity of Credit Central Delaware, a consolidated holding company. Credit Central Delaware owns 98.41% of Credit Central, with entities owned by Credit Central management owning the remaining 1.59% of the equity. Credit Central is a branch-based provider of installment loans.
The fair value of our investment in Credit Central decreased to $71,417 as of June 30, 2019, representing a premium of $5,107 to its amortized cost basis, compared to a fair value of $76,677 as of June 30, 2018, representing a premium of $15,450 to its amortized cost basis. The decrease to the premium was driven by a decline in Credit Central’s financial performance.
First Tower Finance Company LLC
Prospect owns 100% of the equity of First Tower Delaware, a consolidated holding company. First Tower Delaware owns 80.1% of First Tower Finance. First Tower Finance owns 100% of First Tower, LLC (“First Tower”), a multiline specialty finance company.
The fair value of our investment in First Tower increased to $494,036 as of June 30, 2019, representing a premium of $135,479 to its amortized cost basis compared to a fair value of $443,010 as of June 30, 2018, a premium of $88,798 to its amortized cost. The increase to the premium was driven by an improvement in First Tower Finance’s historical and projected financial performance.
InterDent, Inc.
Following assumption of control, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of InterDent and to appoint a new Board of Directors of InterDent, all the members of which are our Investment Adviser’s professionals. As a result, as of June 30, 2018, Prospect’s investment in InterDent is classified as a control investment.
The fair value of our investment in InterDent increased to $224,876 as of June 30, 2019, a discount of $23,997 to its amortized cost basis compared to a fair value of $197,621 as of June 30, 2018, a discount of $15,080 to its amortized cost. The increase to the discount was driven by significant investments in operating and capital spending initiatives in excess of year over year growth in revenue.
MITY, Inc.
Prospect owns 100% of the equity of MITY Delaware, a consolidated holding company. MITY Delaware holds 95.58% of the equity of MITY. Effective March 13, 2019, MITY Delaware’s equity ownership of MITY increased to 100%. MITY owns 100% of each of MITY-Lite, Inc. (“Mity-Lite”); Broda Enterprises USA, Inc.; and Broda Enterprises ULC (“Broda Canada”).
The fair value of our investment in Mity decreased to $46,902 as of June 30, 2019, a discount of $22,698 to its amortized cost basis compared to a fair value of $58,894 as of June 30, 2018, a discount of $5,847 to its amortized cost. The increase to the discount was driven by a decline in MITY’s financial performance.

National Property REIT Corp.
NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. NPRC is held for purposes of investing, operating, financing, leasing, managing and selling a portfolio of real estate assets and engages in any and all other activities that may be necessary, incidental, or convenient to perform the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties, self-storage, and student housing properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity. Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans. Effective May 23, 2016, APRC and UPRC merged with and into NPRC, to consolidate all of our real estate holdings, with NPRC as the surviving entity. As of June 30, 2019, we own 100% of the fully-diluted common equity of NPRC.

During the year ended June 30, 2019, we provided $10,206 of equity financing to NPRC for the acquisition of real estate properties and $1,377 of equity financing to NPRC to fund capital expenditures for existing real estate properties.
During the year ended June 30, 2019, we received partial repayments of $54,181 of our loans previously outstanding with NPRC and its wholly-owned subsidiary and $15,000 as a return of capital on our equity investment in NPRC.
The online consumer loan investments held by certain of NPRC’s wholly-owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $50, with fixed terms ranging from 24 to 84 months. As of June 30, 2019, the outstanding investment in online consumer loans by certain of NPRC’s wholly-owned subsidiaries was comprised of 26,446 individual loans and residual interest in four securitizations, and had an aggregate fair value of $147,031. The average outstanding individual loan balance is approximately $4 and the loans mature on dates ranging from July 1, 2019 to April 19, 2025 with a weighted-average outstanding term of 22 months as of June 30, 2019. Fixed interest rates range from 4.0% to 36.0% with a weighted-average current interest rate of 23.3%. As of June 30, 2019, our investment in NPRC and its wholly-owned subsidiaries relating to online consumer lending had a fair value of $176,778.
As of June 30, 2019, based on outstanding principal balance, 8.7% of the portfolio was invested in super prime loans (borrowers with a Fair Isaac Corporation (“FICO”) score, of 720 or greater), 23.3% of the portfolio in prime loans (borrowers with a FICO score of 660 to 719) and 68.0% of the portfolio in near prime loans (borrowers with a FICO score of 580 to 659).

Loan Type	Outstanding Principal Balance	Fair Value	Weighted Average Interest Rate*
Super Prime	$9,466	$9,168	12.5%
Prime	25,335	24,181	17.4%
Near Prime	73,947	69,163	26.7%
*Weighted by outstanding principal balance of the online consumer loans.

As of June 30, 2019, our investment in NPRC and its wholly-owned subsidiaries had an amortized cost of $769,389 and a fair value of $1,004,465, including our investment in online consumer lending as discussed above. The fair value of $827,687 related to NPRC’s real estate portfolio was comprised of thirty-seven multi-families properties, twelve self-storage units, eight student housing properties and three commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of June 30, 2019.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Filet of Chicken	Forest Park, GA	10/24/2012	$7,400	$—
2	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	—
3	NPRC Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	172,664
4	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	11,289
5	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	13,739
6	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	24,512
7	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	17,416
8	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	13,984
9	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,127
10	NPH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	26,652
11	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	7,603
12	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
13	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
14	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
15	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
16	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
17	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
18	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
19	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	8,927	6,695

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
20	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
21	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	86,443
22	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	14,226
23	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	15,920
24	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	28,935
25	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	14,480
26	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	15,352
27	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	18,328
28	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	19,480
29	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	11,880
30	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
31	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
32	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
33	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
34	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
35	SSIL I, LLC	Aurora, IL	11/5/2015	34,500	26,450
36	Vesper Tuscaloosa, LLC	Tuscaloosa, AL	9/28/2016	54,500	43,098
37	Vesper Iowa City, LLC	Iowa City, IA	9/28/2016	32,750	24,825
38	Vesper Corpus Christi, LLC	Corpus Christi, TX	9/28/2016	14,250	10,800
39	Vesper Campus Quarters, LLC	Corpus Christi, TX	9/28/2016	18,350	14,175
40	Vesper College Station, LLC	College Station, TX	9/28/2016	41,500	32,058
41	Vesper Kennesaw, LLC	Kennesaw, GA	9/28/2016	57,900	48,623
42	Vesper Statesboro, LLC	Statesboro, GA	9/28/2016	7,500	7,480
43	Vesper Manhattan KS, LLC	Manhattan, KS	9/28/2016	23,250	15,459
44	JSIP Union Place, LLC	Franklin, MA	12/7/2016	64,750	51,800
45	9220 Old Lantern Way, LLC	Laurel, MD	1/30/2017	187,250	153,580
46	7915 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	95,700	76,560
47	8025 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	15,300	12,240
48	23275 Riverside Drive Owner, LLC	Southfield, MI	11/8/2017	52,000	44,044
49	23741 Pond Road Owner, LLC	Southfield, MI	11/8/2017	16,500	14,185
50	150 Steeplechase Way Owner, LLC	Largo, MD	1/10/2018	44,500	36,668
51	Laurel Pointe Holdings, LLC	Forest Park, GA	5/9/2018	33,005	26,400
52	Bradford Ridge Holdings, LLC	Forest Park, GA	5/9/2018	12,500	10,000
53	Olentangy Commons Owner LLC	Columbus, OH	6/1/2018	113,000	92,876
54	Villages of Wildwood Holdings LLC	Fairfield, OH	7/20/2018	46,500	39,525
55	Falling Creek Holdings LLC	Richmond, VA	8/8/2018	25,000	19,335
56	Crown Pointe Passthrough LLC	Danbury, CT	8/30/2018	108,500	89,400
57	Ashwood Ridge Holdings LLC	Jonesboro, GA	9/21/2018	9,600	7,300
58	Lorring Owner LLC	Forestville, MD	10/30/2018	58,521	47,680
59	Hamptons Apartments Owner, LLC	Beachwood, OH	1/9/2019	96,500	79,520
60	5224 Long Road Holdings, LLC	Orlando, FL	6/28/2019	26,500	21,200
				$1,966,757	$1,616,821

The fair value of our investment in NPRC decreased to $1,004,465 as of June 30, 2019, a premium of $235,076 from its amortized cost basis compared to a fair value of $1,054,976 as of June 30, 2018, a premium of $227,989 to its amortized cost. This increase to the premium is primarily due to the improved property values, partially offset by a decline in our online lending portfolio value resulting from the runoff and maturity of the existing loans.
NMMB, Inc.
Prospect owns 100% of the equity of NMMB Holdings, a consolidated holding company. NMMB Holdings owns 94.10% and 91.52% of the fully-diluted equity of NMMB as of June 30, 2019 and June 30, 218, respectively, with NMMB management owning the remaining equity. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”). Refuel Agency owns 100% of Armed Forces Communications, Inc. NMMB is an advertising media buying business.
The fair value of our investment in NMMB increased to $24,183 as of June 30, 2019, representing a premium of $8,200 to its amortized cost basis, compared to a fair value of $18,735 as of June 30, 2018, representing a discount of $2,748 to its amortized cost basis. The increase to the premium was driven by improved financial performance, including revenue growth and higher gross profit and operating margins.
Pacific World
On May 29, 2018, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of Pacific World and to appoint a new Board of Directors of Pacific World. As a result, as of June 30, 2018, Prospect’s investment in Pacific World is classified as a control investment. Pacific World is a supplier of nail and beauty care products to food, drug, and value retail channels worldwide, and is based in Irvine, California.
The fair value of our investment in Pacific World decreased to $112,427 as of June 30, 2019, a discount of $125,542 to its amortized cost basis, compared to a fair value of $165,020 as of June 30, 2018, representing discount of $63,555 to its amortized cost. The increase to the discount was driven by a decline in financial performance.
Universal Turbine Parts, LLC
On December 10, 2018, UTP Holdings purchased all of the voting stock of UTP and appointed a new Board of Directors to UTP Holdings, consisting of three employees of the Investment Advisor. At the time UTP Holdings acquired UTP, UTP Holdings (f/k/a Harbortouch Holdings of Delaware) was a wholly-owned holding company controlled by Prospect and therefore Prospect’s investment in UTP is classified as a control investment as of June 30, 2019.
The fair value of our investment in UTP decreased to $28,043 as of June 30, 2019, a discount of $35,170 from its amortized cost basis, compared to a fair value of $56,199 as of June 30, 2018, representing a discount of $7,664 to it amortized cost. The increase to the discount was driven by a decline in financial performance.
Valley Electric Company, Inc.
Prospect owns 100% of the common stock of Valley Holdings I, a consolidated holding company. Valley Holdings I owns 100% of Valley Holdings II, a consolidated holding company. Valley Holdings II owns 94.99% of Valley Electric, with Valley Electric management owning the remaining 5.01% of the equity. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”), a leading provider of specialty electrical services in the state of Washington and among the top 50 electrical contractors in the United States.

Due to increased demand for specialty electrical services and higher project margins, the fair value of our investment in Valley Electric increased to $143,685 as of June 30, 2019, a premium of $73,750 from its amortized cost, compared to a fair value of $50,797 as of June 30, 2018, representing a discount of $13,618 to it amortized cost. The increase to the premium was driven by strong revenue and backlog growth and higher project and operating margins.
Our controlled investments, other than those discussed above, are valued at $85,143 below cost and did not experience significant changes in operating performance or value. This discount is primarily driven by our controlled investments in USES Corp and Freedom Marine, which are valued at a discount to amortized cost of $54,944 and $28,972, respectively. Overall, combined with those portfolio companies discussed above, our controlled investments at June 30, 2019 are valued at $90,118 above their amortized cost.

As of June 30, 2019, we hold four affiliate investments with a total fair value of $76,682, a discount of $100,934 from their combined amortized cost. As of June 30, 2018, we held three affiliate investments with a fair value of $58,436, representing a premium of $2,799 to their combined amortized cost. The increase in discount as of June 30, 2019 is primarily driven by our affiliate investment in USC, which is valued at a discount to amortized cost of $108,225. In June, 2019, USC filed for Chapter 11 bankruptcy and began liquidating its remaining assets. The bankruptcy filing and increase in discount to amortized cost was driven by a significant decline in financial performance resulting from lower demand in the firearms industry. Excluding USC, our affiliate investments are valued at $7,291 above their amortized cost as of June 30, 2019.
With the non-control/non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is generally limited on the high side to each loan’s par value, plus any prepayment premium that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. Non-control/non-affiliate investments did not experience significant changes and are generally performing as expected or better. As of June 30, 2019, our CLO investment portfolio is valued at a $250,980 discount to amortized cost. Excluding these investments, non-control/non-affiliate investments at June 30, 2019 are valued $16,953 below their amortized cost.
Capitalization
Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt as of June 30, 2019 consists of: a Revolving Credit Facility availing us of the ability to borrow debt subject to borrowing base determinations; Convertible Notes which we issued in April 2014, April 2017 (with a follow-on issuance in May 2018), and March 2019; Public Notes which we issued in March 2013, December 2015 (and from time to time through our 2024 Notes Follow-on Program), June 2018 (and from time to time through our 2028 Notes Follow-on Program), October 2018, and December 2018 (and from time to time through our 2029 Notes Follow-on Program); and Prospect Capital InterNotes® which we issue from time to time. Our equity capital is comprised entirely of common equity.
The following table shows our outstanding debt as of June 30, 2019.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$167,000	$8,529	$167,000	(3)	$167,000		1ML+2.20%	(6)

2020 Notes	224,114	1,012	223,102		226,933	(4)	5.38%	(7)
2022 Notes	328,500	6,681	321,819		330,964	(4)	5.71%	(7)
2025 Notes	201,250	6,174	195,076		207,847	(4)	6.63%	(7)
Convertible Notes	753,864		739,997		765,744

6.375% 2024 Notes	100,000	1,020	98,980		106,747	(4)	5.29%	(7)
2023 Notes	320,000	3,270	316,730		340,314	(4)	6.09%	(7)
2024 Notes	234,443	4,746	229,697		239,788	(4)	6.74%	(7)
2028 Notes	70,761	2,303	68,458		73,025	(4)	6.72%	(7)
2029 Notes	69,170	2,487	66,683		71,245	(4)	7.38%	(7)
Public Notes	794,374		780,548		831,119

Prospect Capital InterNotes®	707,699	12,349	695,350		741,227	(5)	6.16%	(8)
Total	$2,422,937		$2,382,895		$2,505,090

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of June 30, 2019.

(2)	The maximum draw amount of the Revolving Credit facility as of June 30, 2019 is $1,132,500.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Critical Accounting Policies and Estimates for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread based on observable market inputs.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the rate presented is a combined effective interest rate of the 2024 Notes and 2024 Notes Follow-on Program.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation, are weighted against the average year-to-date principal balance.

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2019.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$167,000	$—	$—	$167,000	$—
Convertible Notes	753,864	224,114	—	328,500	201,250
Public Notes	794,374	—	—	654,443	139,931
Prospect Capital InterNotes®	707,699	4,402	188,037	189,795	325,465
Total Contractual Obligations	$2,422,937	$228,516	$188,037	$1,339,738	$666,646
The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2018.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$37,000	$—	$37,000	$—	$—
Convertible Notes	822,147	101,647	392,000	328,500	—
Public Notes	727,817	—	153,536	320,000	254,281
Prospect Capital InterNotes®	760,924	—	276,484	246,525	237,915
Total Contractual Obligations	$2,347,888	$101,647	$859,020	$895,025	$492,196
Historically, we have funded a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock, subscription rights, and warrants and units to purchase such securities in an amount up to $5,000,000 less issuances to date. As of June 30, 2019, we can issue up to $4,527,430 of additional debt and equity securities in the public market under this shelf registration. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.
Each of our Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) are our general, unsecured obligations and rank equal in right of payment with all of our existing and future unsecured indebtedness and will be senior in right of payment to any of our subordinated indebtedness that may be issued in the future. The Unsecured Notes are effectively subordinated to our existing secured indebtedness, such as our credit facility, and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of any of our subsidiaries.

Revolving Credit Facility
On August 29, 2014, we renegotiated our previous credit facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility”. The lenders had extended commitments of $885,000 under the 2014 Facility as of June 30, 2018. The 2014 Facility included an accordion feature which allowed commitments to be increased up to $1,500,000 in the aggregate. Interest on borrowings under the 2014 Facility were one-month LIBOR plus 225 basis points. Additionally, the lenders charged a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility was drawn or 100 basis points otherwise.
On August 1, 2018, we renegotiated the 2014 Facility and closed an expanded five and a half year revolving credit facility (the “2018 Facility” and collectively with the 2014 Facility, the “Revolving Credit Facility”). The lenders have extended commitments of $1,132,500 under the 2018 Facility as of June 30, 2019. The 2018 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The 2018 Facility matures on March 27, 2024. It includes a revolving period that extends through March 27, 2022, followed by an additional two-year amortization period, with distributions allowed to Prospect after the completion of the revolving period. During such two-year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two-year amortization period, the remaining balance will become due, if required by the lenders.
The 2018 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2018 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2018 Facility. The 2018 Facility also requires the maintenance of a minimum liquidity requirement. As of June 30, 2019, we were in compliance with the applicable covenants.
Interest on borrowings under the 2018 Facility is one-month LIBOR plus 220 basis points. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if more than 35% and an amount less than or equal to 60% of the credit facility is drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn. The 2018 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.
For the years ended June 30, 2019, June 30, 2018, and June 30, 2017, the average stated interest rate (i.e., rate in effect plus the spread) and average outstanding borrowings for the Revolving Credit Facility were as follows:

	Year Ended June 30,
	2019	2018	2017
Average stated interest rate	4.55%	3.94%	2.97%
Average outstanding balance	$225,310	$48,628	$22,636
As of June 30, 2019 and June 30, 2018, we had $684,212 and $547,205, respectively, available to us for borrowing under the Revolving Credit Facility, of which $167,000 and $37,000 were outstanding as of June 30, 2019 and June 30, 2018, respectively. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $1,132,500. As of June 30, 2019, the investments, including cash and money market funds, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,662,867, which represents 28.9% of our total investments, including cash and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $11,077 of new fees and $1,473 were carried over for continuing participants from the previous facility, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of June 30, 2019, $8,529 remains to be amortized and is reflected as deferred financing costs on the Consolidated Statements of Assets and Liabilities. During the year ended June 30, 2019, $325 of fees were expensed relating to credit providers in the 2014 Facility who did not commit to the 2018 Facility.
During the years ended June 30, 2019, 2018 and 2017, we recorded $23,097, $13,170 and $12,173, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.

Convertible Notes
On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that matured on August 15, 2016 (the “2016 Notes”). The 2016 Notes bore interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 aggregate principal amount of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. On August 15, 2016, we repaid the outstanding principal amount of the 2016 Notes, plus interest. No gain or loss was realized on the transaction.
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that matured on October 15, 2017 (the “2017 Notes”). The 2017 Notes bore interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035. On March 28, 2016, we repurchased $500 aggregate principal amount of the 2017 Notes at a price of 98.25, including commissions. The transaction resulted in our recognizing a $9 gain for the period ended March 31, 2016. On April 6, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $1,786 loss during the three months ended June 30, 2017. On October 15, 2017, we repaid the outstanding principal amount of $50,734 of the 2017 Notes, plus interest. No gain or loss was realized on the transaction.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that matured on March 15, 2018 (the “2018 Notes”). The 2018 Notes bore interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600. On April 6, 2017, we repurchased $114,581 aggregate principal amount of the 2018 Notes at a price of 103.5, including commissions. The transaction resulted in our recognizing a $4,700 loss during the three months ended June 30, 2017. On March 15, 2018, we repaid the outstanding principal amount of $85,419 of the 2018 Notes, plus interest. No gain or loss was realized on the transaction.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that matured on January 15, 2019 (the “2019 Notes”). The 2019 Notes bore interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600. On May 30, 2018, we repurchased $98,353 aggregate principal amount of the 2019 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $2,383 loss during the three months ended June 30, 2018. On January 15, 2019, we repaid the outstanding principal amount of $101,647 of the 2019 Notes, plus interest. No gain or loss was realized on the transaction.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain of $332, in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. During the three months ended December 31, 2018, we repurchased an additional $13,500 aggregate principal amount of the 2020 Notes at a price of 99.5, including commissions. As a result of this transaction, we recorded a loss of $41, in the amount of the difference between the reacquisition price and the net carrying amount of the 2020 Notes, net of the proportionate amount of unamortized debt issuance costs. During the three months ended March 31, 2019, we repurchased an additional $129,798 aggregate principal amount of the 2020 Notes at a weighted average price of 101.4, including commission. As a result of these transactions, we recorded a net loss of $2,787 during the three months ended March 31, 2019, in the amount of the difference between the reacquisition price and the net carrying amounts of the 2020 Notes, net of the proportionate amount of unamortized debt issuance costs. During the three months ended June 30, 2019, we repurchased an additional $24,588 aggregate principal amount of the 2020 Notes at a weighted average price of $101.10, including commissions. As a result of these transactions, we recorded a net loss of $414 during the three months ended June 30, 2019, in the amount of the difference of the reacquisition price and the net carrying amounts of the 2020 Notes, net of the proportionate amount of unamortized debt issuance costs. As of June 30, 2019, the outstanding aggregate principal amount of the 2020 Notes is $224,114. On June 28, 2019, we commenced a tender offer to purchase for cash any and all of the $224,114 outstanding aggregate principal amount of the 2020 Notes. The tender offer expired at 12:00 midnight on July 26, 2019.
On April 11, 2017, we issued $225,000 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Original 2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Original 2022 Notes bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2017. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $218,010. On May 18, 2018, we issued an additional $103,500 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Additional 2022 Notes”, and together with the Original 2022 Notes, the “2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Additional 2022 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2022 Notes and bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2018. Total proceeds from the issuance of the Additional 2022 Notes, net of underwriting discounts and offering costs, were $100,749. Following the issuance of the Additional 2022 Notes and as of June 30, 2019, the outstanding aggregate principal amount of the 2022 Notes is $328,500.
On March 1, 2019, we issued $175,000 aggregate principal amount of senior convertible notes that mature on March 1, 2025 (the “2025 Notes”), unless previously converted or repurchased in accordance with their terms. We granted the underwriters a 13-day over-allotment option to purchase up to an additional $26,250 aggregate principal amount of the 2025 Notes. The underwriters fully exercised the over-allotment option on March 11, 20l9 and we issued $26,250 aggregate principal amount of 2025 Notes at settlement on March 13, 2019. The 2025 Notes bear interest at a rate of 6.375% per year, payable semi-annually on March 1 and September 1 each year, beginning September 1, 2019. Total proceeds from the issuance of the 2025 Notes, net of underwriting discounts and offering costs, were $198,674. As of June 30, 2019, the outstanding aggregate principal amount of the 2025 Notes is $201,250.

Certain key terms related to the convertible features for the 2020 Notes, the 2022 Notes and the 2025 Notes (collectively, the “Convertible Notes”) are listed below.

	2020 Notes	2022 Notes	2025 Notes
Initial conversion rate(1)	80.6647	100.2305	110.7420
Initial conversion price	$12.40	$9.98	$9.03
Conversion rate at June 30, 2019(1)(2)	80.6670	100.2305	110.7420
Conversion price at June 30, 2019(2)(3)	$12.40	$9.98	$9.03
Last conversion price calculation date	4/11/2019	4/11/2019	3/1/2019
Dividend threshold amount (per share)(4)	$0.110525	$0.083330	$0.060000

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)	The conversion price will increase only if the current monthly dividends (per share) exceed the dividend threshold amount (per share).

(4)
The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment. Current dividend rates are at or below the minimum dividend threshold amount for further conversion rate adjustments for all bonds.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.

In connection with the issuance of the Convertible Notes, we recorded a discount of $4,025 and debt issuance costs of $22,585 which are being amortized over the terms of the Convertible Notes. As of June 30, 2019, $3,840 of the original issue discount and $10,027 of the debt issuance costs remain to be amortized and is included as a reduction within Convertible Notes on the Consolidated Statement of Assets and Liabilities.
During the years ended June 30, 2019, 2018 and 2017, we recorded $44,492, $51,020 and $55,217, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Public Notes
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Original 2023 Notes”). The Original 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the Original 2023 Notes, net of underwriting discounts and offering costs, were $243,641. On June 20, 2018, we issued an additional $70,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Additional 2023 Notes”, and together with the Original 2023 Notes, the “2023 Notes”). The Additional 2023 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2023 Notes and bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the Additional 2023 Notes, net of underwriting discounts, were $69,403. Following the issuance of the Additional 2023 Notes, the outstanding aggregate principal amount of our 5.875% Senior Notes due 2023 is $320,000.

On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bore interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $295,998. On June 7, 2018, we commenced a tender offer to purchase for cash any and all of the $300,000 aggregate principal amount outstanding of the 5.00% 2019 Notes. On June 20, 2018, $146,464 aggregate principal amount of the 5.00% 2019 Notes, representing 48.8% of the previously outstanding 5.00% 2019 Notes, were validly tendered and accepted. The transaction resulted in our recognizing a $3,705 loss during the three months ended June 30, 2018. On September 26, 2018, we repurchased the remaining $153,536 aggregate principal amount of the 5.00% 2019 Notes at a price of 101.645, including commissions. The transaction resulted in our recognizing a loss of $2,874 during the year ended June 30, 2019.

On December 10, 2015, we issued $160,000 aggregate principal amount of unsecured notes that mature on June 15, 2024 (the “2024 Notes”). The 2024 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2016. Total proceeds from the issuance of the 2024 Notes, net of underwriting discounts and offering costs, were $155,043. On June 16, 2016, we entered into an at-the-market (“ATM”) program with FBR Capital Markets & Co. through which we could sell, by means of ATM offerings, from time to time, up to $100,000 in aggregate principal amount of our existing 2024 Notes (“Initial 2024 Notes ATM”). Following the initial 2024 Notes ATM, the aggregate principal amount of the 2024 Notes issued was $199,281 for net proceeds of $193,253, after commissions and offering costs. On July 2, 2018, we entered into a second ATM program with B. Riley FBR, Inc. and BB&T Capital Markets, and on August 31, 2018 with Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of the 2024 Notes (“Second 2024 Notes ATM”, and together with the Initial 2024 Notes ATM, the “2024 Notes Follow on Program”). The 2024 Notes are listed on the New York Stock Exchange (“NYSE”) and trade thereon under the ticker “PBB.” During the year ended June 30, 2019, we issued an additional $35,162 aggregate principal amount under the second 2024 Notes ATM, for net proceeds of $34,855, after commissions and offering costs. As of June 30, 2019, the outstanding aggregate principal amount of the 2024 Notes is $234,443.

On June 7, 2018, we issued $55,000 aggregate principal amount of unsecured notes that mature on June 15, 2028 (the “2028 Notes”). The 2028 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the 2028 Notes, net of underwriting discounts and offering costs were $53,119. On July 2, 2018, we entered into an ATM program with B. Riley FBR, Inc. and BB&T Capital Markets, and on August 31, 2018 with Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of our existing 2028 Notes (“2028 Notes ATM” or “2028 Notes Follow-on Program”). The 2028 Notes are listed on the NYSE and trade thereon under the ticker “PBY.” During the year ended June 30, 2019, we issued an additional $15,761 aggregate principal amount under the 2028 Notes ATM, for net proceeds of $15,530, after commissions and offering costs. As of June 30, 2019, the outstanding aggregate principal amount of the 2028 Notes is $70,761.

On October 1, 2018, we issued $100,000 aggregate principal amount of unsecured notes that mature on January 15, 2024 (the “6.375% 2024 Notes”). The 6.375% 2024 Notes bear interest at a rate of 6.375% per year, payable semi-annually on January 15 and July 15 of each year, beginning January 15, 2019. Total proceeds from the issuance of the 6.375% 2024 Notes, net of underwriting discounts and offering costs, were $98,985. As of June 30, 2019, the outstanding aggregate principal amount of the 6.375% 2024 Notes is $100,000.

On December 5, 2018, we issued $50,000 aggregate principal amount of unsecured notes that mature on June 15, 2029 (the “2029 Notes”). The 2029 Notes bear interest at a rate of 6.875% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year, beginning March 15, 2019. Total proceeds from the issuance of the 2029 Notes, net of underwriting discounts and offering costs, were $48,057. On February 9, 2019, we entered into an ATM program with B. Riley FBR, Inc., BB&T Capital Markets, and Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of our existing 2029 Notes (“2029 Notes ATM” or “2029 Notes Follow-on Program”). The 2029 Notes are listed on the NYSE and trade thereon under the ticker “PBC.” During the year ended June 30, 2019, we issued an additional $19,170 aggregate principal amount under the 2029 Notes ATM, for net proceeds of $18,523, after commissions and offering costs. As of June 30, 2019, the outstanding aggregate principal amount of the 2029 Notes is $69,170.

The 2023 Notes, the 2024 Notes, the 2028 Notes, the 6.375% 2024 Notes, and the 2029 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the Public Notes we recorded a discount of $4,112 and debt issuance costs of $16,112, which are being amortized over the term of the notes. As of June 30, 2019, $2,519 of the original issue discount and $11,307 of the debt issuance costs remain to be amortized and are included as a reduction within Public Notes on the Consolidated Statement of Assets and Liabilities.
During the years ended June 30, 2019, 2018 and 2017, we recorded $47,931, $44,269 and $43,898, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Original Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes®, which was increased to $1,500,000 in May 2014. We sold approximately $1,454,466 in aggregate principal amount Prospect Capital InterNotes® under the Original Selling Agent Agreement. On May 10, 2019, the Original Selling Agent Agreement was terminated, and we entered into a new selling agent agreement with Incapital LLC (the “Selling Agent Agreement”), authorizing the issuance and sale from time to time of up to $1,000,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”). Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the year ended June 30, 2019, we issued $236,971 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $233,140. These notes were issued with stated interest rates ranging from 5.00% to 6.25% with a weighted average interest rate of 5.67%. These notes will mature between July 15, 2023 and June 15, 2029. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2019.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$119,426	5.00% - 5.75%	5.43%	July 15, 2023 - June 15, 2024
7	54,880	5.25% - 6.00%	5.80%	July 15, 2025 - June 15, 2026
8	385	5.75%	5.75%	July 15, 2026
10	62,280	5.50% - 6.25%	6.02%	July 15, 2028 - June 15, 2029
	$236,971

During the year ended June 30, 2018, we issued $76,297 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $75,159. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2018.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$46,893	4.00% - 5.00%	4.24%	July 15, 2022 - June 15, 2023
7	4,684	4.75% - 5.25%	5.06%	July 15, 2024 - June 15, 2025
8	24,720	4.50% - 5.25%	4.65%	August 15, 2025 - May 15, 2026
	$76,297
During the year ended June 30, 2019, we redeemed, prior to maturity, $279,841 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.91% in order to replace shorter maturity debt with longer-term debt. During the year ended June 30, 2019, we repaid $10,355 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2019 was $2,047. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2019.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$283,450	4.00% – 5.75%	5.10%	January 15, 2021 - June 15, 2024
5.5	1,399	4.25%	4.25%	July 15, 2020
6.5	34,745	5.10% – 5.25%	5.24%	January 15, 2022
7.0	83,731	4.00% – 6.00%	5.56%	January 15, 2020 - June 15, 2026
7.5	1,996	5.75%	5.75%	February 15, 2021
8.0	24,500	4.50% – 5.75%	4.67%	August 15, 2025 - July 15, 2026
10	99,529	5.50% – 7.00%	6.09%	March 15, 2022 - June 15, 2029
12.0	2,978	6.00%	6.00%	November 15, 2025 - December 15, 2025
15	17,077	5.25% – 6.00%	5.35%	May 15, 2028 - November 15, 2028
18	19,306	4.13% – 6.25%	5.58%	December 15, 2030 - August 15, 2031
20	3,887	5.75%-6.00%	5.90%	November 15, 2032 - October 15, 2033
25	31,855	6.25% – 6.50%	6.39%	August 15, 2038 - May 15, 2039
30	103,246	5.50% – 6.75%	6.24%	November 15, 2042 - October 15, 2043
	$707,699

During the year ended June 30, 2018, we redeemed $269,375 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.89% in order to replace debt with shorter maturity dates. During the year ended June 30, 2018, we repaid $6,899 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2018 was $1,506.

The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2018.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$228,835	4.00% – 5.50%	4.92%	July 15, 2020 - June 15, 2023
5.2	4,440	4.63%	4.63%	August 15, 2020 - September 15, 2020
5.3	2,636	4.63%	4.63%	September 15, 2020
5.5	86,097	4.25% – 4.75%	4.61%	May 15, 2020 - November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 - May 15, 2021
6.5	38,832	5.10% – 5.25%	5.23%	December 15, 2021 - May 15, 2022
7	147,349	4.00% – 5.75%	5.05%	January 15, 2020 - June 15, 2025
7.5	1,996	5.75%	5.75%	February 15, 2021
8	24,720	4.50% – 5.25%	4.65%	August 15, 2025 - May 15, 2026
10	37,424	5.34% – 7.00%	6.19%	March 15, 2022 - December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 - December 15, 2025
15	17,163	5.25% – 6.00%	5.35%	May 15, 2028 - November 15, 2028
18	20,677	4.13% – 6.25%	5.55%	December 15, 2030 - August 15, 2031
20	4,120	5.75% – 6.00%	5.89%	November 15, 2032 - October 15, 2033
25	33,139	6.25% – 6.50%	6.39%	August 15, 2038 - May 15, 2039
30	108,336	5.50% – 6.75%	6.24%	November 15, 2042 - October 15, 2043
	$760,924
In connection with the issuance of Prospect Capital InterNotes®, we incurred $26,752 of fees which are being amortized over the term of the notes, of which $12,349 remains to be amortized and is included as a reduction within Prospect Capital InterNotes® on the Consolidated Statement of Assets and Liabilities as of June 30, 2019.
During the years ended June 30, 2019, 2018 and 2017, we recorded $41,711, $46,580 and $53,560, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.
Net Asset Value
During the year ended June 30, 2019, our net asset value decreased by $100,772 or $0.34 per share. The decrease was attributable to an increase in net realized and change in unrealized losses of $168,372, or $0.46 per weighted average share, coupled with a decrease of $0.01 per weighted average share as a result of reinvestment of our dividends on behalf of our stockholders at current market prices. This decrease was partially offset by net investment income of $312,859 exceeding dividends of $263,624 resulting in a net increase of $0.13 per weighted average share for the year ended June 30, 2019. The following table shows the calculation of net asset value per share as of June 30, 2019 and June 30, 2018.

	June 30, 2019	June 30, 2018
Net assets	$3,306,275	$3,407,047
Shares of common stock issued and outstanding	367,131,025	364,409,938
Net asset value per share	$9.01	$9.35

Results of Operations
Operating results for the years ended June 30, 2019, 2018 and 2017 were as follows:

	Years ended June 30,
	2019	2018	2017
Investment Income	$703,767	$657,845	$701,046
Operating Expenses	390,908	370,995	394,964
Net Investment Income	312,859	286,850	306,082
Net Realized Gains (Losses)	14,684	(18,464)	(96,306)
Net Change in Unrealized (Losses) Gains from Investments	(174,569)	39,071	50,141
Net Realized Losses on Extinguishment of Debt	(8,487)	(7,594)	(7,011)
Net Increase in Net Assets Resulting from Operations	$144,487	$299,863	$252,906
While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies typically do not issue securities rated investment grade, and have limited resources, limited operating history, and concentrated product lines or customers. These are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.
Investment Income
We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.
Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $703,767, $657,845 and $701,046 for the years ended June 30, 2019, 2018 and 2017, respectively. Investment income increased from June 30, 2018 compared to June 30, 2019 primarily due to increases in interest income, which is attributable to an increase in cash-on-cash yields on our CLO investment portfolio due to a number of recent resets across the portfolio as well as an increase in LIBOR above our floors amongst our interest-bearing investments, and dividends received from our investments in NPRC and Valley Electric. Investment income decreased from June 30, 2017 compared to June 30, 2018 primarily due to reduced returns from our structured credit investments due to lower future expected cash flows and decreases in interest income due to less interest earning assets outstanding.

The following table describes the various components of investment income and the related levels of debt investments:

	Year Ended June 30,
	2019	2018	2017
Interest income	$624,116	$607,012	$668,717
Dividend income	36,029	13,046	5,679
Other income	43,622	37,787	26,650
Total investment income	$703,767	$657,845	$701,046

Average debt principal of performing interest bearing investments(1)	$5,516,876	$5,474,563	$5,706,090
Weighted average interest rate earned on performing interest bearing investments(1)	11.31%	11.09%	11.72%
Average debt principal of all interest bearing investments(2)	$6,065,492	$5,792,662	$5,977,050
Weighted average interest rate earned on all interest bearing investments(2)	10.29%	10.48%	11.19%
(1) Excludes equity investments and non-accrual loans.
(2) Excludes equity investments.

Average interest income producing assets increased from $5,474,563 for the year ended June 30, 2018 to $5,516,876 for the year ended June 30, 2019. The increase is primarily due to growth of the CLO investment portfolio as well as an increase in net acquisitions, year over year, both of which offset the impact of additional non-accrual investments on the interest earning asset base, from June 30, 2018 to June 30, 2019. The average interest earned on interest bearing performing assets increased from 11.09% for the year ended June 30, 2018 to 11.31% for the year ended June 30, 2019. The increase is primarily due to an increase in cash-on cash yields on our CLO investment portfolio due to a number of resets across the portfolio as well as an increase in LIBOR above our floors amongst our interest-bearing investments, both of which offset the income foregone from additional non-accrual assets. Average interest income producing assets decreased from $5,706,090 for the year ended June 30, 2017 to $5,474,563 for the year ended June 30, 2018. The average interest earned on interest bearing performing assets decreased from 11.72% for the year ended June 30, 2017 to 11.09% for the year ended June 30, 2018. The decrease is primarily due to reduced returns from our structured credit investments, an increase in foregone interest due to non-accrual investments and lower levels of performing investments.

Investment income is also generated from dividends and other income, which is less predictable than interest income. Dividend income increased $22,983 for the year ended June 30, 2019 as compared to the year ended June 30, 2018. The increase in dividend income was primarily attributable to $21,000 dividends received from our investment in NPRC, which were generated from taxable earnings and profits in connection with the gain on the sales of NPRC’s Amberly, City West, Matthews Reserve, Atlantic Beach and Vinings Corner properties as compared to $11,279 dividends received from our investment in NPRC which were generated from taxable earnings and profits in connection with the gain on the sales of NPRC’s St. Marin and Central Park properties during the year ended June 30, 2018. In addition, we received $12,962 from our investment in Valley Electric during the year ended June 30, 2019, for which no comparable dividend was received during the year ended June 30, 2018.

Dividend income increased $7,367 for the year ended June 30, 2018 as compared to the year ended June 30, 2017. The $7,367 increase in is primarily attributable to $11,279 dividends received from our investment in NPRC as discussed above. No such dividend was received from NPRC during the year ended June 30, 2017. This increase was partially offset by a $3,312 dividend from our investment in NAC, and other less individually significant dividends from our portfolio, received during the year ended June 30, 2017, for which no comparable dividend was received in the year ended June 30, 2018.

Other income is comprised of structuring fees, royalty interests, and settlement of net profits interests. Other income increased $5,835 for the year ended June 30, 2019 as compared to the year ended June 30, 2018. The $5,835 increase was primarily attributable to $12,521 in residual profits interests and $6,304 in royalty income received from our investment in NPRC during the year ended June 30, 2019 as compared to $4,976 in residual profits interests and $1,554 in royalty income received from our investment in NPRC during the year ended June 30, 2018. We received a $12,711 structuring fee from our investment in NPRC for services rendered in connection with the restructuring of our senior secured term loan during the year ended June 30, 2019 as compared to a $1,812 structuring fee during the year ended June 30, 2018. We received a $3,233 structuring fee from our investment in Pacific World for services rendered in connection with amending its revolving credit facility and a $3,065 structuring fee related to our investment in Broder Bros., Co. during the year ended June 30, 2018. The increase in income from other sources was partially offset by a $2,644 advisory fee received from our investment in First Tower Finance related to an acquisition and $1,222 of service fees received for a liquidation fee agreement related to our investment in Wolf during the year ended June 30, 2018. In comparison, we received a $1,301 advisory fee during the year ended June 30, 2019 for services rendered in connection with the sale of CCPI. The remaining difference was primarily attributable to a $10,237 decrease in structuring, amendment and advisory fees for the year ended June 30, 2019 as compared to the year ended June 30, 2018.

Other income increased $11,137 for the year ended June 30, 2018 as compared to the year ended June 30, 2017. The increase is primarily due to a $4,011 increase in advisory fee income primarily attributable to a $2,644 advisory fee received from our investment in First Tower related to an acquisition and $1,222 of service fees received for a liquidation fee agreement related to our investment in Wolf. In addition, we received a $3,233 structuring fee from our investment in Pacific World for services rendered in connection with amending its revolving credit facility. The increase in other income is also attributable to an additional $651 increase in structuring fees and by a $1,669 increase in amendment fee income, which are generated from new originations as well as from follow-on investments and amendments to existing portfolio companies for the year ended June 30, 2018 as compared to the year ended June 30, 2017.
Operating Expenses
Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate the Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions.
The following table describes the various components of our operating expenses:

	Years ended June 30,
	2019	2018	2017
Base management fee	$121,833	$118,046	$122,874
Income incentive fee	78,215	71,713	76,520
Interest and credit facility expenses	157,231	155,039	164,848
Allocation of overhead from Prospect Administration	14,837	10,031	13,246
Audit, compliance and tax related fees	5,014	5,539	5,088
Directors’ fees	457	450	454
Other general and administrative expenses	13,321	10,177	11,934
Total Operating Expenses	$390,908	$370,995	$394,964
Total gross base management fee was $121,943, $118,768 and $124,077 for the years ended June 30, 2019, 2018 and 2017, respectively. Increases and decreases in total gross base management fees are directly related to corresponding increases and decreases in average total assets. Included in the gross base management fee for the year ended June 30, 2019 is a $2,757 adjustment for fees earned in prior periods that were neither expensed nor paid to the Investment Adviser, for which we incurred $64 in accrued interest on those past due amounts. The interest on the amount owed to the Investment Adviser was calculated using the average of 1-month LIBOR rates from September 2010 through the date of payment. The Investment Adviser has entered into a servicing agreement with certain institutions who purchased loans with us, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. We received payments of $110, $722 and $1,203 from these institutions for the years ended June 30, 2019, 2018 and 2017, respectively, on behalf of the Investment Adviser, for providing such services under the servicing agreement. We were given a credit for these payments as a reduction of base management fee payable by us to the Investment Adviser resulting in net base management fees of $121,833, $118,046 and $122,874 for the years ended June 30, 2019, 2018 and 2017, respectively.
For the years ended June 30, 2019, 2018 and 2017, we incurred $78,215, $71,713 and $76,520 of income incentive fees. Increases and decreases in income incentive fees are driven by corresponding movements in pre-incentive fee net investment income, which was $391,074, $358,563 and $382,602 for the years ended June 30, 2019, 2018 and 2017, respectively. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.
During the years ended June 30, 2019, 2018 and 2017, we incurred $157,231, $155,039 and $164,848, respectively, of interest expenses related to our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Notes”). These expenses are related directly to the leveraging capacity put into place for each of those periods and the levels of indebtedness actually undertaken in those periods.

The table below describes the various expenses of our Notes and the related indicators of leveraging capacity and indebtedness during these years.

	Year Ended June 30,
	2019	2018	2017
Interest on borrowings	$135,800	$134,270	$142,819
Amortization of deferred financing costs	10,837	12,063	13,013
Accretion of discount on Public Notes	667	226	269
Facility commitment fees	9,927	8,480	8,747
Total interest and credit facility expenses	$157,231	$155,039	$164,848

Average principal debt outstanding	$2,511,764	$2,535,681	$2,683,254
Weighted average stated interest rate on borrowings(1)	5.41%	5.30%	5.32%
Weighted average interest rate on borrowings(2)	6.26%	6.11%	6.14%

(1)	Includes only the stated interest expense.

(2)	Includes the stated interest expense, amortization of deferred financing costs, accretion of discount on Public Notes and commitment fees on the undrawn portion of our Revolving Credit Facility.
Interest expense is relatively stable on a dollars basis for the year ended June 30, 2019 as compared to the year ended June 30, 2018. The weighted average stated interest rate on borrowings (excluding amortization, accretion and undrawn facility fees) increased from 5.30% for the year ended June 30, 2018 to 5.41% for the year ended June 30, 2019 primarily due to issuances of Public Notes at higher rates, partially offset by repurchases of our Convertible Notes and increased utilization of our Revolving Credit Facility, which bears a lower rate than our remaining debt.
The weighted average stated interest rate on borrowings (excluding amortization, accretion and undrawn facility fees) decreased from 5.32% for the year ended June 30, 2017 to 5.30% for the year ended June 30, 2018. This decrease is primarily due to the repurchases and maturities of our Convertible Notes and Prospect Capital InterNotes® which bear higher rates than the remaining debt and increased utilization of our Revolving Credit Facility.

The allocation of gross overhead expense from Prospect Administration was $15,444, $20,715 and $22,882 for the years ended June 30, 2019, 2018 and 2017, respectively. Prospect Administration received estimated payments of $607, $10,684 and $8,760 directly from our portfolio companies, insurance carrier and certain funds managed by the Investment Adviser for legal, tax and portfolio level accounting services during the years ended June 30, 2019, 2018 and 2017, respectively. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. During the year ended June 30, 2017, other operating expenses in the amount of $876 incurred by us, which were attributable to CCPI Inc. (“CCPI”), have been reimbursed by CCPI and are reflected as an offset to our overhead allocation. No such reimbursements or expenses occurred during the years ended June 30, 2019 or June 30, 2018. Net overhead during the years ended June 30, 2019, 2018 and 2017 totaled $14,837, $10,031 and $13,246, respectively.
Total operating expenses, excluding investment advisory fees, interest and credit facility expenses, and allocation of overhead from Prospect Administration (“Other Operating Expenses”) were $18,792, $16,166 and $17,476 for the years ended June 30, 2019, 2018 and 2017, respectively. The increase of $2,626 during the year ended June 30, 2019 is primarily attributable to a modest increase in general and administrative expense. The decrease of $1,310 during the year ended June 30, 2018 is primarily attributable to a modest decline in general and administrative expense.
Net Investment Income
Net investment income represents the difference between investment income and operating expenses. Net investment income was $312,859, $286,850 and $306,082 for the years ended June 30, 2019, 2018, and 2017, respectively. The increase of $26,009 during the year ended June 30, 2019 compared to the year ended June 30, 2018 was primarily due to an increases of $22,983, $17,104 and $5,835 in dividend income, interest income and other income, respectively. The year over year increase was partially offset by a $19,913 increase in operating expenses, which was primarily attributable to a $10,289 increase in advisory fees.

The decrease of $19,232 during the year ended June 30, 2018 compared to the year ended June 30, 2017 was primarily the result of a $61,705 decline in interest income. The decline in interest income was partially offset by increases of $11,137 and $7,367 in other income and dividend income, respectively. The decline was further offset by a $23,969 decrease in operating expenses, which were primarily attributable to decreases of $9,635 and $9,809 in advisory fees and interest and credit facility expenses, respectively.
Refer to above Investment Income and Operating Expenses discussions for further detail.
Net Realized Gains (Losses)
During the years ended June 30, 2019, 2018 and 2017, we recognized net realized gains (losses) on investments of $14,684, ($18,464) and ($96,306), respectively. The net realized gain during the year ended June 30, 2019 was due to gains on investments coupled with lower levels of realized losses from investments in the current year. Net realized gains primarily resulted from the recognition of a $12,105 realized gain related to the sale of CCPI. In addition, we recognized $2,204 of escrow proceeds related to the sale of Gulf Coast. During the year ended June 30, 2019, we repurchased $153,536 aggregate principal amount of the 5.0% 2019 Notes, $167,886 aggregate principal amount of the 2020 Notes and redeemed $290,196 aggregate principal amount of Prospect Capital InterNotes® (including amounts repaid in accordance with the Survivor’s Option). As a result of these transactions, we recognized net realized losses on debt extinguishment of $(8,487) in the year ended June 30, 2019.
The net realized loss during the year ended June 30, 2018 was primarily related to the write-down of Nixon, Inc. upon restructuring, resulting in a realized loss of $14,197. We also recognized a net realized loss upon the repayment of our investment in Primesport, Inc. (“Primesport”), for which we agreed to a payment less than the par amount and realized a loss of $3,019. Additionally, we recognized realized losses of $2,495 from our call of our investment in Apidos IX CLO. During the year ended June 30, 2018, we repurchased $98,353 aggregate principal amount of the 2019 Notes, repurchased $146,464 aggregate principal amount of the 5.00% 2019 Notes, and redeemed $269,375 aggregate principal amount of Prospect Capital InterNotes® (including amounts repaid in accordance with the Survivor’s Option). As a result of these transactions, we recognized net realized losses on debt extinguishment of $7,594 in the year ended June 30, 2018.
The net realized loss during the year ended June 30, 2017 was primarily due to the sale of Gulfco assets for which we recognized a total realized loss of $66,103, of which $53,063 had been previously recorded as an unrealized loss as of June 30, 2016. Additionally, in conjunction with the restructuring of our investment in Ark-La-Tex, we wrote-down the Term Loan B to its cost basis and realized a loss of $19,818, of which $23,239 had been previously recorded as an unrealized loss as of June 30, 2016. Additionally, during the year ended June 30, 2017, four of our CLO investments were redeemed and we recorded a total loss of $17,242 to write down the amortized cost basis to its fair value. During the year ended June 30, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes, repurchased $114,581 aggregate principal amount of the 2018 Notes, and redeemed $58,377 aggregate principal amount of Prospect Capital InterNotes® (including amounts repaid in accordance with the Survivor’s Option). As a result of these transactions, we recognized net realized losses on debt extinguishment of $7,011 in the year ended June 30, 2017.
Net Change in Unrealized Gains (Losses)
The following table reflects net change in unrealized gains (losses) for our portfolio for the for the years ended June 30, 2019, 2018 and 2017:

	Years ended June 30,
	2019	2018	2017
Control investments	$5,105	$55,670	$86,817
Affiliate investments	(35,449)	25,671	553
Non-control/non-affiliate investments	(144,225)	(42,270)	(37,229)
Net change in unrealized (losses) gains	$(174,569)	$39,071	$50,141

The following table reflects net change in unrealized gains (losses) on investments for the year ended June 30, 2019:

Net Change in Unrealized Gains (Losses)
Valley Electric Company, Inc.	$87,367
First Tower Finance Company LLC	46,681
NMMB, Inc.	10,948
National Property REIT Corp.	7,087
Edmentum Ultimate Holdings, LLC	5,006
CCPI Inc.	(6,058)
InterDent, Inc.	(8,918)
Credit Central Loan Company, LLC	(10,341)
MITY, Inc.	(16,851)
CP Energy Services Inc.	(18,729)
Universal Turbine Parts, LLC	(27,506)
Other, net	(31,004)
United Sporting Companies, Inc.	(39,940)
Pacific World Corporation	(61,987)
Subordinated Structured Notes	(110,324)
Net change in unrealized (losses)	$(174,569)

The following table reflects net change in unrealized gains (losses) on investments for year ended June 30, 2018:

Net Change in Unrealized Gains (Losses)
First Tower Finance Company LLC	$62,805
Arctic Energy Services, LLC	43,506
National Property REIT Corp.	30,981
PrimeSport, Inc.	23,741
Spartan Energy Services, LLC	18,686
Valley Electric Company, Inc.	16,131
Nixon, Inc.	14,197
Echelon Aviation LLC	10,960
Targus Cayman HoldCo Limited	10,674
Credit Central Loan Company, LLC	10,002
Other, net	6,362
CCPI Inc.	(6,814)
Nationwide Loan Company LLC	(7,462)
Universal Turbine Parts, LLC	(7,664)
United Sporting Companies, Inc.	(10,663)
Freedom Marine Solutions, LLC	(11,939)
Edmentum Ultimate Holdings, LLC	(12,293)
InterDent, Inc.	(13,812)
CP Energy Services Inc.	(14,931)
MITY, Inc.	(17,618)
Pacific World Corporation	(33,339)
Subordinated Structured Notes	(72,439)
Net change in unrealized gains	$39,071

The following table reflects net change in unrealized gains (losses) on investments for the year ended June 30, 2017:

Net Change in Unrealized Gains (Losses)
National Property REIT Corp.	$80,451
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)	55,003
Ark-La-Tex Wireline Services, LLC	32,548
NMMB, Inc.	10,918
CURO Group Holdlings Corp. (f/k/a Speedy Cash Holdings Corp.)	6,919
MITY, Inc.	6,463
Other, net	3,852
Subordinated Structured Notes	3,550
Pacific World Corporation	(9,419)
Nixon, Inc.	(11,776)
Arctic Energy Services, LLC	(20,970)
PrimeSport, Inc.	(23,741)
USES Corp.	(30,214)
United Sporting Companies, Inc.	(53,443)
Net change in gains	$50,141

Financial Condition, Liquidity and Capital Resources
For the years ended June 30, 2019, 2018 and 2017, our operating activities provided $223,838, $369,106 and $376,201 of cash, respectively. There were no investing activities for the years ended June 30, 2019, 2018 and 2017. Financing activities used $200,498, $603,431 and $375,916 of cash during the years ended June 30, 2019, 2018 and 2017, respectively, which included dividend payments of $245,096, $255,911 and $333,623, respectively.
Our primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, repay outstanding borrowings and to make cash distributions to holders of our common stock.
Our primary sources of funds have historically been issuances of debt and equity. More recently, we have and may continue to fund a portion of our cash needs through repayments and opportunistic sales of our existing investment portfolio. We may also securitize a portion of our investments in unsecured or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the year ended June 30, 2019, we borrowed $1,178,154 and we made repayments totaling $1,048,154 under the Revolving Credit Facility. As of June 30, 2019, we had, net of unamortized discount and debt issuance costs, $739,997 outstanding on the Convertible Notes, $780,548 outstanding on the Public Notes, $695,350 outstanding on the Prospect Capital InterNotes®, and $167,000 outstanding on the Revolving Credit Facility. (See “Capitalization” above.)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 5.00%. As of June 30, 2019 and June 30, 2018, we had $23,375 and $29,675, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies. The fair value of our undrawn committed revolvers and delayed draw term loans was zero as of June 30, 2019 and June 30, 2018.
We have guaranteed $2,571 in standby letters of credit issued through a financial intermediary and $1,682 of equipment lease obligations on behalf of InterDent, Inc. (“InterDent”) as of June 30, 2019. Under these arrangements, we would be required to make payments to the financial intermediary or equipment lease provider, respectively, if InterDent was to default on their related payment obligations. As of June 30, 2019, we have not recorded a liability on the statement of assets and liabilities for these guarantees as the likelihood of default on the standby letters of credit or equipment lease is deemed to be remote.
Our shareholders’ equity accounts as of June 30, 2019, June 30, 2018 and June 30, 2017 reflect cumulative shares issued, net of shares repurchased, if any, as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters, our dividend reinvestment plan and in connection with the acquisition of certain controlled portfolio companies. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.

We did not repurchase any shares of our common stock for the years ended June 30, 2019, 2018, and 2017.
On October 31, 2018, our registration statement on Form N-2 (File No. 333-227124) was declared effective by the SEC. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $5,000,000 in securities, consisting of common stock, preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities. As of June 30, 2019, we have the ability to issue up to $4,527,430 in securities under the registration statement.
Off-Balance Sheet Arrangements
As of June 30, 2019, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.
Recent Developments
On July 2, 2019, Agamatrix, Inc. fully repaid the $33,673 Senior Secured Term Loan receivable to us at par.
On July 2, 2019, SCS Merger Sub, Inc. fully repaid the $20,000 Second Lien Term Loan receivable to us at par.
On July 15, 2019 we redeemed $41,031 of our Prospect Capital InterNotes® at par maturing between January 15, 2020 and January 15, 2022, with a weighted average rate of 5.14%. On August 15, 2019, we redeemed an additional $48,712 of our Prospect Capital InterNotes® at par maturing between February 15, 2021 and February 15, 2022, with a weighted average rate of 5.30%.
On July 16, 2019, we sold $16,000, or 8.39%, of the outstanding principal balance of the senior secured note investment in Broder Bros., Co.
During the period from July 19, 2019 through July 22, 2019, Mobile Posse, Inc. fully repaid the $20,500 First Lien Term Loan receivable to us at par.
On July 22, 2019, we received a partial repayment of $22,000 of our Senior Secured Term Loan B outstanding with NPRC and its wholly-owned subsidiaries.
On June 28, 2019, we commenced a tender offer to purchase for cash any and all of the $224,114 aggregate principal amount outstanding of our 4.75% Senior Convertible Notes due 2020 (the “June Tender Offer”). The June Tender Offer expired at 12:00 midnight, New York City time, on July 27, 2019 (one minute after 11:59 p.m., New York City time, on July 26, 2019). On July 29, 2019, we announced the expiration and final results of the June Tender Offer. As of the expiration of the June Tender Offer, $32,948 aggregate principal amount of the Notes, representing approximately 14.70% of the outstanding Notes, were validly tendered and not validly withdrawn pursuant to the Tender Offer.
On July 30, 2019, Turning Point Brands, Inc. fully repaid the $14,500 Second Lien Term Loan receivable to us at par.
We have provided notice to call on August 9, 2019, with settlement on September 15, 2019, $54,237 of our Prospect Capital InterNotes® at par maturing between March 15, 2021 and March 15, 2022, with a weighted average rate of 5.33%.
On August 12, 2019, Janus International Group, LLC. fully repaid the $20,000 Second Lien Term Loan receivable to us at par.
On August 12, 2019, we commenced a tender offer to purchase for cash up to $60,000 aggregate principal amount of our 4.75% Senior Convertible Notes due 2020 (the “August Tender Offer”), of which $191,166 aggregate principal amount is outstanding following the June Tender Offer. The August Tender Offer will expire at 12:00 midnight, New York City time, on September 10, 2019 (one minute after 11:59 p.m., New York City time, on September 9, 2019), or any other date and time to which the Company extends such Tender Offer.
On August 21, 2019, we made a new $10,000 first lien term loan investment in Global Tel*Link Corporation. On August 22, 2019, we made a $10,720 second lien term loan follow-on investment in Global Tel*Link Corporation.
During the period from July 1, 2019 through August 27, 2019, we issued $75,230 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $73,902.
On August 27, 2019, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for September 2019 to holders of record on September 30, 2019 with a payment date of October 24, 2019.

•	$0.06 per share for October 2019 to holders of record on October 31, 2019 with a payment date of November 20, 2019.
Critical Accounting Policies and Estimates
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-K, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 3, 6 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.
Reclassifications

Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the year ended June 30, 2019.

Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of the issuers of our investment portfolio and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). As of June 30, 2019 and June 30, 2018, our qualifying assets as a percentage of total assets, stood at 73.85% and 73.20%, respectively.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss. Amounts for investments traded but not yet settled are reported in Due to Broker or Due from Broker, in the Consolidated Statements of Assets and Liabilities.
Foreign Currency
Foreign currency amounts are translated into US Dollars (USD) on the following basis:

i.	fair value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

ii.	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such investment transactions, income or expenses.
We do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held or disposed of during the period. Such fluctuations are included within the net realized and net change in unrealized gains or losses from investments in the Consolidated Statements of Operations.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.
Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.
Structured Credit Related Risk

CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Online Small-and-Medium-Sized Business Lending Risk
With respect to our online SME lending initiative, we invest primarily in marketplace loans through marketplace lending facilitators.  We do not conduct loan origination activities ourselves. Therefore, our ability to purchase SME loans, and our ability to grow our portfolio of SME loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending facilitators from which we purchase SME loans. In addition, our ability to analyze the risk-return profile of SME loans is significantly dependent on the marketplace facilitators’ ability to effectively evaluate a borrower’s credit profile and likelihood of default. If we are unable to effectively evaluate borrowers’ credit profiles or the credit decisioning and scoring models implemented by each facilitator, we may incur unanticipated losses which could adversely impact our operating results.

Foreign Currency
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP, and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value (“EV”) technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows. We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.
Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 in the accompanying Consolidated Financial Statements for further discussion of our financial liabilities that are measured using another measurement attribute.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. We have determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under ASC 815, Derivatives and Hedging. See Note 5 in the accompanying Consolidated Financial Statements for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Loan origination fees, original issue discount, and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable, and adjusted only for material amendments or prepayments. Upon a prepayment of a loan, prepayment premiums, original issue discount, or market discounts are recorded as interest income.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans are either applied to the cost basis or interest income, depending upon management’s judgment of the collectibility of the loan receivable. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current and future principal and interest collections when due are probable. Interest received and applied against cost while a loan is on non-accrual, and PIK interest capitalized but not recognized while on non-accrual, is recognized prospectively on the effective yield basis through maturity of the loan when placed back on accrual status, to the extent deemed collectible by management. As of June 30, 2019, approximately 2.9% of our total assets at fair value are in non-accrual status.
Some of our loans and other investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, we capitalize the accrued interest (reflecting such amounts in the basis as additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point that we believe PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. We do not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if we believe that PIK is expected to be realized.
Interest income from investments in Subordinated Secured Notes (typically preferred shares, income notes or subordinated notes of CLO funds) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Other income generally includes amendment fees, commitment fees, administrative agent fees and structuring fees which are recorded when earned. Excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 in the accompanying Consolidated Financial Statements for further discussion.
Federal and State Income Taxes
We have elected to be treated as a RIC and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of June 30, 2019, we do not expect to have any excise tax due for the 2019 calendar year. Thus, we have not accrued any excise tax for this period.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate income tax rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2019, we did not record any unrecognized tax benefits or liabilities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our federal tax returns for the tax years ended August 31, 2016 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future taxable earnings. Net realized capital gains, if any, are distributed at least annually.

Financing Costs
We record origination expenses related to our Revolving Credit Facility and the Unsecured Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the obligation for our Revolving Credit Facility. The same methodology is used to approximate the effective yield method for our Prospect Capital InterNotes® and our 2024, 2028, and 2029 Notes Follow-on Programs. The effective interest method is used to amortize deferred financing costs for our remaining Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
Unamortized deferred financing costs are presented as a direct deduction to the respective Unsecured Notes (see Notes 5, 6, and 7 in the accompanying Consolidated Financial Statements for further discussion).
We may record registration expenses related to shelf filings as prepaid expenses. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid expenses are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed. As of June 30, 2019 and June 30, 2018, there are no prepaid expenses related to registration expenses and all amounts incurred have been expensed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The adoption of the amended guidance in ASU 2016-15 did not have a significant effect on our consolidated financial statements and disclosures.
In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which amends accounting guidance for revenue recognition arising from contracts with customers. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. In August 2015, the FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The application of this guidance did not have a material impact on our consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our consolidated financial statements.

SEC Disclosure Update and Simplification

In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. We have adopted the amendments and have retrospectively applied the presentation amendments to the prior period statements presented.

Prior to adoption and in accordance with previous SEC rules, we presented distributable earnings (loss) on the Consolidated Statements of Assets and Liabilities, as three components: 1) accumulated overdistributed net investment income; 2) accumulated net unrealized gain (loss) on investments; and 3) accumulated net realized gain (loss) on investments. We also presented distributions from earnings on the Consolidated Statements of Changes in Net Assets as distributions from net investment income. In accordance with the SEC Release, distributable earnings and distributions from distributable earnings are shown in total on the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Changes in Net Assets, respectively.

Tax Cuts and Jobs Act
On December 22, 2017, the President signed into law the Tax Cuts and Jobs Act (The “Tax Act”), which significantly changed the Code, including, a reduction in the corporate income tax rate, a new limitation on the deductibility of interest expense, and significant changes to the taxation of income earned from foreign sources and foreign subsidiaries. The Tax Act also authorizes the IRS to issue regulations with respect to the new provisions. We cannot predict how the changes in the Tax and Jobs Act, or regulations or other guidance issued under it, might affect us, our business or the business of our portfolio companies. However, our portfolio companies may or may not make certain elections under the Tax Act that could materially increase their taxable earnings and profits. Any such increase in the earnings and profits of a portfolio company may result in the characterization of certain distributions sourced from sale proceeds as dividend income, which may increase our distributable taxable income. During the year ended June 30, 2019, we received $21,000 of such dividends from National Property REIT Corp. (“NPRC”) related to the gain on the sale of real estate properties.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
We are subject to financial market risks, including changes in interest rates and equity price risk. Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates impacting some of the loans in our portfolio which have floating interest rates. Additionally, because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See “Risk Factors - Risks Relating to Our Business - Changes in interest rates may affect our cost of capital and net investment income.”
Our debt investments may be based on floating rates or fixed rates. For our floating rate loans the rates are determined from the LIBOR, EURO Interbank Offer Rate, the Federal Funds Rate or the Prime Rate. The floating interest rate loans may be subject to a LIBOR floor. Our loans typically have durations of one to three months after which they reset to current market interest rates. As of June 30, 2019, 87.4% of the interest earning investments in our portfolio, at fair value, bore interest at floating rates.
We also have a revolving credit facility and certain Prospect Capital InterNotes® issuances that are based on floating LIBOR rates. Interest on borrowings under the revolving credit facility is one-month LIBOR plus 220 basis points with no minimum LIBOR floor and there is $102.0 million outstanding as of June 30, 2019. Interest on five Prospect Capital InterNotes® is three-month LIBOR plus a range of 300 to 350 basis points with no minimum LIBOR floor. The Convertible Notes, Public Notes and remaining Prospect Capital InterNotes® bear interest at fixed rates.
The following table shows the approximate annual impact on net investment income of base rate changes in interest rates (considering interest rate flows for floating rate instruments, excluding our investments in Subordinated Structured Notes) to our loan portfolio and outstanding debt as of June 30, 2019, assuming no changes in our investment and borrowing structure:

(in thousands) Basis Point Change	Interest Income	Interest Expense	Net Investment Income	Net Investment Income (1)
Up 300 basis points	$89,459	$48	$89,411	$71,529
Up 200 basis points	57,420	32	57,388	45,910
Up 100 basis points	25,382	16	25,366	20,293
Down 100 basis points	(23,972)	(42)	(23,930)	(19,144)
Down 200 basis points	(32,460)	(42)	(32,418)	(25,934)
Down 300 basis points	(34,238)	(42)	(34,196)	(27,357)

(1)	Includes the impact of income incentive fees. See Note 13 in the accompanying Consolidated Financial Statements for more information on income incentive fees.

As of June 30, 2019, one and three month LIBOR was 2.40% and 2.32% respectively.

We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the year ended June 30, 2019, we did not engage in hedging activities.

REGISTRATION AND SETTLEMENT
The Depository Trust Company
All of the notes we offer will be issued in book-entry only form. This means that we will not issue certificates for notes, except in the limited case described below. Instead, we will issue global notes in registered form. Each global note will be held through DTC and will be registered in the name of Cede & Co., as nominee of DTC.
Accordingly, Cede & Co. will be the holder of record of the notes. Each note represented by a global note evidences a beneficial interest in that global note.
Beneficial interests in a global note will be shown on, and transfers are effected through, records maintained by DTC or its participants. In order to own a beneficial interest in a note, you must be an institution that has an account with DTC or have a direct or indirect account with such an institution. Transfers of ownership interests in the notes will be accomplished by making entries in DTC participants’ books acting on behalf of beneficial owners.
So long as DTC or its nominee is the registered holder of a global note, DTC or its nominee, as the case may be, will be the sole holder and owner of the notes represented thereby for all purposes, including payment of principal and interest, under the indenture. Except as otherwise provided below, you will not be entitled to receive physical delivery of certificated notes and will not be considered the holder of the notes for any purpose under the indenture. Accordingly, you must rely on the procedures of DTC and the procedures of the DTC participant through which you own your note in order to exercise any rights of a holder of a note under the indenture. The laws of some jurisdictions require that certain purchasers of notes take physical delivery of such notes in certificated form. Those limits and laws may impair the ability to transfer beneficial interests in the notes.
Each global note representing notes will be exchangeable for certificated notes of like tenor and terms and of differing authorized denominations in a like aggregate principal amount, only if (1) DTC notifies us that it is unwilling or unable to continue as depositary for the global notes or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any such case we fail to appoint a successor to DTC within 60 calendar days, (2) we, in our sole discretion, determine that the global notes shall be exchangeable for certificated notes or (3) an event of default has occurred and is continuing with respect to the notes under the indenture. Upon any such exchange, the certificated notes shall be registered in the names of the beneficial owners of the global note representing the notes.
The following is based on information furnished by DTC:
DTC will act as securities depositary for the notes. The notes will be issued as fully-registered notes registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. Generally, one fully registered global note will be issued for all of the principal amount of the notes.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 2 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments from over 85 countries that DTC’s direct participants deposit with DTC.
DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between direct participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct participants include both U.S. and non U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or “DTCC”. DTCC, in turn, is owned by a number of direct participants of DTC and members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation, and Emerging Markets Clearing Corporation, as well as by The New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The DTC rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.
Purchases of the notes under the DTC system must be made by or through direct participants, which will receive a credit for the notes on DTC’s records. The beneficial interest of each actual purchaser of each note is in turn to be recorded on the direct and indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchase.

Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participant through which the beneficial owner entered into the transaction. Transfers of beneficial interests in the notes are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their beneficial interests in notes, except in the event that use of the book-entry system for the notes is discontinued.
To facilitate subsequent transfers, all notes deposited by direct participants with DTC will be registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the notes with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the notes; DTC’s records reflect only the identity of the direct participants to whose accounts such notes will be credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of the notes may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the notes, such as redemption, tenders, defaults, and proposed amendments to the security documents. For example, beneficial owners of the notes may wish to ascertain that the nominee holding the notes for their benefit has agreed to obtain and transmit notices to beneficial owners. In the alternative, beneficial owners may wish to provide their names and addresses to the registrar of the notes and request that copies of the notices be provided to them directly. Any such request may or may not be successful.
Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the notes unless authorized by a direct participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the regular record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those direct participants to whose accounts the notes are credited on the record date (identified in a listing attached to the Omnibus Proxy).
We will pay principal and or interest payments on the notes in same-day funds directly to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit direct participants’ accounts on the applicable payment date in accordance with their respective holdings shown on DTC’s records upon DTC’s receipt of funds and corresponding detail information. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of these participants and not of DTC or any other party, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of principal and interest to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC, is our responsibility, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of the direct or indirect participant.
We will send any redemption notices to DTC. If less than all of the notes are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each direct participant in such issue to be redeemed.
A beneficial owner, or its authorized representative, shall give notice to elect to have its notes repaid by us, through its direct or indirect participant, to the trustee, and shall effect delivery of such notes by causing the direct participant to transfer that participant’s interest in the global note representing such notes, on DTC’s records, to the trustee. The requirement for physical delivery of notes in connection with a demand for repayment will be deemed satisfied when the ownership rights in the global note representing such notes are transferred by the direct participants on DTC’s records.
DTC may discontinue providing its services as securities depository for the notes at any time by giving us reasonable notice. Under such circumstances, if a successor securities depositary is not obtained, we will print and deliver certificated notes. We may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depositary). In that event, we will print and deliver certificated notes.
The information in this section concerning DTC and DTC’s system has been obtained from sources that we believe to be reliable, but neither we, the Purchasing Agent nor any agent takes any responsibility for its accuracy.
Registration, Transfer and Payment of Certificated Notes
If we ever issue notes in certificated form, those notes may be presented for registration, transfer and payment at the office of the registrar or at the office of any transfer agent designated and maintained by us. We have designated U.S. Bank National Association to act in those capacities for the notes. The registrar or transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of the notes, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. At any time, we may change transfer agents or approve a change in the location through which any transfer agent acts. We also may designate additional transfer agents for any notes at any time.
We will not be required to: (1) issue, exchange or register the transfer of any note to be redeemed for a period of 15 days after the selection of the notes to be redeemed; (2) exchange or register the transfer of any note that was selected, called or is being called for redemption, except the unredeemed portion of any note being redeemed in part; or (3) exchange or register the transfer of any note as to which an election for repayment by the holder has been made, except the unrepaid portion of any note being repaid in part.
We will pay principal of and interest on any certificated notes at the offices of the paying agents we may designate from time to time. Generally, we will pay interest on a note by check on any interest payment date other than at stated maturity or upon earlier redemption or repayment to the person in whose name the note is registered at the close of business on the regular record date for that payment. We will pay principal and interest at stated maturity or upon earlier redemption or repayment in same-day funds against presentation and surrender of the applicable notes.

CERTAIN CONSIDERATIONS APPLICABLE TO
ERISA, GOVERNMENTAL AND OTHER PLAN INVESTORS
A fiduciary of a pension plan or other employee benefit plan (including a governmental plan, an individual retirement account or a Keogh plan) proposing to invest in the notes should consider this section carefully.
A fiduciary of an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (commonly referred to as “ERISA”), should consider fiduciary standards under ERISA in the context of the particular circumstances of such plan before authorizing an investment in the notes. Such fiduciary should consider whether the investment is in accordance with the documents and instruments governing the plan.
In addition, ERISA and the Code prohibit certain transactions (referred to as “prohibited transactions”) involving the assets of a plan subject to ERISA or the assets of an individual retirement account or plan subject to Section 4975 of the Code (referred to as an “ERISA plan”), on the one hand, and persons who have certain specified relationships to the plan (“parties in interest” within the meaning of ERISA or “disqualified persons” within the meaning of the Code), on the other. If we (or an affiliate) are considered a party in interest or disqualified person with respect to an ERISA plan, then the investment in notes by the ERISA plan may give rise to a prohibited transaction. The purchase and holding of notes by an ERISA plan may be subject to one or more statutory or administrative exemptions from the prohibited transaction rules under ERISA and the Code. Even if the conditions for relief under such exemptions were satisfied, however, there can be no assurance that such exemptions would apply to all of the prohibited transactions that may be deemed to arise in connection with a plan’s investment in the notes.
By purchasing and holding the notes, the person making the decision to invest on behalf of an ERISA plan is representing that the purchase and holding of the notes will not result in a prohibited transaction under ERISA or the Code. Therefore, an ERISA plan should not invest in the notes unless the plan fiduciary or other person acquiring securities on behalf of the ERISA plan determines that neither we nor an affiliate is a party in interest or a disqualified person or, alternatively, that an exemption from the prohibited transaction rules is available. If an ERISA plan engages in a prohibited transaction, the transaction may require “correction” and may cause the ERISA plan fiduciary to incur certain liabilities and the parties in interest or disqualified persons to be subject to excise taxes.
Employee benefit plans that are governmental plans and non-U.S. plans, and certain church plans, are not subject to ERISA requirements. However, non-U.S., federal, state or local laws or regulations governing the investment and management of the assets of such plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code discussed above. By purchasing and holding the notes, the person making the decision to invest on behalf of any such plan is representing that the purchase and holding of the notes will not violate any law applicable to such plan that is similar to the prohibited transaction provisions of ERISA or the Code.
If you are the fiduciary of an employee benefit plan, whether or not subject to ERISA, and you propose to invest in the notes with the assets of such employee benefit plan, you should consult your own legal counsel for further guidance. The sale of notes to an employee benefit plan is in no respect a representation by us, the Purchasing Agent or any other person that such an investment meets all relevant legal requirements with respect to investments by employee benefit plans generally or any particular plan or that such an investment is appropriate for employee benefit plans generally or any particular plan.

REPORT OF MANAGEMENT ON INTERNAL CONTROL OVER FINANCIAL REPORTING
Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of June 30, 2018. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.
Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of June 30, 2019 based upon criteria in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission, or “COSO”. Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of June 30, 2019 based on the criteria on Internal Control—Integrated Framework (2013) issued by COSO. There were no changes in our internal control over financial reporting during the quarter ended June 30, 2019 that have materially affected, or are reasonably likely to affect, our internal control over financial reporting.
Our management’s assessment of the effectiveness of our internal control over financial reporting as of June 30, 2019 has been audited by BDO USA, LLP, an independent registered public accounting firm, as stated in their report which appears in our annual report on Form 10-K.

USE OF PROCEEDS
Unless otherwise indicated in a pricing supplement for the notes, we expect to use the net proceeds from the sale of the notes initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, and redemption of outstanding Prospect Capital InterNotes® and other debt, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. We anticipate that substantially all of the net proceeds from each offering will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.
As of September 11, 2019, we had $14.0 million in outstanding borrowings under our credit facility and, based on the assets currently pledged as collateral on the facility, a total of approximately $737.6 million was available to us for borrowing under our credit facility net of outstanding borrowings. Interest on borrowings under the credit facility is one-month LIBOR plus 2.20%, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if more than 35% and an amount less than or equal to 60% of the credit facility is drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn.

FORWARD-LOOKING STATEMENTS
Our annual report on Form 10-K for the year ended June 30, 2018, any of our quarterly reports on Form 10-Q or current reports on Form 8-K, or any other oral or written statements made in press releases or otherwise by or on behalf of Prospect Capital Corporation including this prospectus may contain forward-looking statements within the meaning of the Section 21E of the Securities Exchange Act of 1934, as amended, which involve substantial risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “continue,” and “scheduled” and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	difficulty in obtaining financing or raising capital, especially in the current credit and equity environment;

•	the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets;

•	adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise;

•	a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us;

•	our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of the Investment Adviser to locate suitable investments for us and to monitor and administer our investments; and

•
authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the Securities and Exchange Commission, the IRS, the NASDAQ Global Select Market, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus, and such risks and uncertainties could cause actual results to differ materially from those in any forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISTRIBUTIONS
Through March 2010, we made quarterly distributions to our stockholders out of assets legally available for distribution. In June 2010, we changed our distribution policy from a quarterly payment to a monthly payment. To the extent prudent and practicable, we currently intend to continue making distributions on a monthly basis. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants. Our distributions, if any, will be determined by our Board of Directors. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the quarter as a result of our deliberate planning or by accounting reclassifications.
As a RIC, we generally are not subject to U.S. federal income tax on income and gains we distribute each taxable year to our stockholders, provided that in such taxable year, we distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code) to our stockholders. Any undistributed taxable income is subject to U.S. federal income tax. In addition, we will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during the calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years.
We did not have an excise tax liability for the calendar year ended December 31, 2018. As of June 30, 2019, we do not expect to have any excise tax due for the 2019 calendar year. Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the calendar year.
In addition, although we currently intend to distribute realized net capital gains (which we define as net long-term capital gains in excess of short-term capital losses), if any, at least annually out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, we will be subject to U.S. federal income taxes on the retained amount. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

During the years ended June 30, 2019 and June 30, 2018, we distributed approximately $263.6 million and $277.2 million, respectively, to our stockholders. The following table summarizes our distributions declared and payable for the years ended June 30, 2018 and June 30, 2019.

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
5/9/2017	7/31/2017	8/24/2017	$0.083330	$30,011
5/9/2017	8/31/2017	9/21/2017	0.083330	30,017
8/28/2017	9/29/2017	10/19/2017	0.060000	21,619
8/28/2017	10/31/2017	11/22/2017	0.060000	21,623
11/8/2017	11/30/2017	12/21/2017	0.060000	21,630
11/8/2017	12/29/2017	1/18/2018	0.060000	21,659
11/8/2017	1/31/2018	2/15/2018	0.060000	21,691
2/7/2018	2/28/2018	3/22/2018	0.060000	21,724
2/7/2018	3/30/2018	4/19/2018	0.060000	21,759
2/7/2018	4/30/2018	5/24/2018	0.060000	21,797
5/9/2018	5/31/2018	6/21/2018	0.060000	21,829
5/9/2018	6/29/2018	7/19/2018	0.060000	21,865
Total declared and payable for the year ended June 30, 2018				$277,224

5/9/2018	7/31/2018	8/23/2018	$0.060000	$21,881
5/9/2018	8/31/2018	9/20/2018	0.060000	21,898
8/28/2018	9/28/2018	10/18/2018	0.060000	21,914
8/28/2018	10/31/2018	11/21/2018	0.060000	21,930
11/6/2018	11/30/2018	12/20/2018	0.060000	21,945
11/6/2018	1/2/2019	1/24/2019	0.060000	21,963
11/6/2018	1/31/2019	2/21/2019	0.060000	22,003
2/6/2019	2/28/2018	3/21/2019	0.060000	22,008
2/6/2019	3/29/2019	4/18/2019	0.060000	22,013
2/6/2019	4/30/2019	5/23/2019	0.060000	22,018
5/8/2019	5/31/2019	6/20/2019	0.060000	22,023
5/8/2019	6/28/2019	7/18/2019	0.060000	22,028
Total declared and payable for the year ended June 30, 2019				$263,624
Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during the years ended June 30, 2019 and June 30, 2018. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be recorded and payable subsequent to June 30, 2019:

•	$0.06 per share for July 2019 to holders of record on July 31, 2019 with a payment date of August 22, 2019.

•	$0.06 per share for August 2019 to holders of record on August 30, 2019 with a payment date of September 19, 2019.

•	$0.06 per share for September 2019 to holders of record on September 30, 2019 with a payment date of October 24, 2019.

•	$0.06 per share for October 2019 to holders of record on October 31, 2019 with a payment date of November 20, 2019.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of the end of each of the last ten fiscal years. (All figures in this item are in thousands except per unit data.)  The senior securities table below has been audited by BDO USA, LLP, our independent registered public accounting firm.  The report of BDO USA, LLP on the senior securities table, as of June 30, 2019, is attached as an exhibit to the registration statement of which this prospectus is a part.

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Credit Facility(16)(18)
Fiscal 2019 (as of June 30, 2019)	$167,000	$34,298	—	—
Fiscal 2018 (as of June 30, 2018)	37,000	155,503	—	—
Fiscal 2017 (as of June 30, 2017)	—	—	—	—
Fiscal 2016 (as of June 30, 2016)	—	—	—	—
Fiscal 2015 (as of June 30, 2015)	368,700	18,136	—	—
Fiscal 2014 (as of June 30, 2014)	92,000	69,470	—	—
Fiscal 2013 (as of June 30, 2013)	124,000	34,996	—	—
Fiscal 2012 (as of June 30, 2012)	96,000	22,668	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—

2015 Notes(5)
Fiscal 2015 (as of June 30, 2015)	$150,000	$2,241	—	—
Fiscal 2014 (as of June 30, 2014)	150,000	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	150,000	2,578	—	—
Fiscal 2012 (as of June 30, 2012)	150,000	3,277	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	3,740	—	—

2016 Notes(6)
Fiscal 2016 (as of June 30, 2016)	$167,500	$2,269	—	—
Fiscal 2015 (as of June 30, 2015)	167,500	2,241	—	—
Fiscal 2014 (as of June 30, 2014)	167,500	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	167,500	2,578	—	—
Fiscal 2012 (as of June 30, 2012)	167,500	3,277	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	3,740	—	—

2017 Notes(7)
Fiscal 2017 (as of June 30, 2017)	$50,734	$2,251	—	—
Fiscal 2016 (as of June 30, 2016)	129,500	2,269	—	—
Fiscal 2015 (as of June 30, 2015)	130,000	2,241	—	—
Fiscal 2014 (as of June 30, 2014)	130,000	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	130,000	2,578	—	—
Fiscal 2012 (as of June 30, 2012)	130,000	3,277	—	—

2018 Notes(8)
Fiscal 2017 (as of June 30, 2017)	$85,419	$2,251	—	—
Fiscal 2016 (as of June 30, 2016)	200,000	2,269	—	—
Fiscal 2015 (as of June 30, 2015)	200,000	2,241	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	2,578	—	—

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
2019 Notes(17)
Fiscal 2018 (as of June 30, 2018)	$101,647	$2,452	—	—
Fiscal 2017 (as of June 30, 2017)	200,000	2,251	—	—
Fiscal 2016 (as of June 30, 2016)	200,000	2,269	—	—
Fiscal 2015 (as of June 30, 2015)	200,000	2,241	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	2,578	—	—

5.00% 2019 Notes(10)
Fiscal 2018 (as of June 30, 2018)	$153,536	$2,452	—	—
Fiscal 2017 (as of June 30, 2017)	300,000	2,251	—	—
Fiscal 2016 (as of June 30, 2016)	300,000	2,269	—	—
Fiscal 2015 (as of June 30, 2015)	300,000	2,241	—	—
Fiscal 2014 (as of June 30, 2014)	300,000	2,305	—	—

2020 Notes (11)(19)
Fiscal 2019 (as of June 30, 2019)	$224,114	$2,365	—	—
Fiscal 2018 (as of June 30, 2018)	392,000	2,452	—	—
Fiscal 2017 (as of June 30, 2017)	392,000	2,251	—	—
Fiscal 2016 (as of June 30, 2016)	392,000	2,269	—	—
Fiscal 2015 (as of June 30, 2015)	392,000	2,241	—	—
Fiscal 2014 (as of June 30, 2014)	400,000	2,305	—	—

6.95% 2022 Notes(9)
Fiscal 2014 (as of June 30, 2014)	$100,000	$2,305	—	$1,038
Fiscal 2013 (as of June 30, 2013)	100,000	2,578	—	1,036
Fiscal 2012 (as of June 30, 2012)	100,000	3,277	—	996

2022 Notes
Fiscal 2019 (as of June 30, 2019)	$328,500	$2,365	—	—
Fiscal 2018 (as of June 30, 2018)	328,500	2,452	—	—
Fiscal 2017 (as of June 30, 2017)	225,000	2,251	—	—

2023 Notes(12)
Fiscal 2019 (as of June 30, 2019)	$318,863	$2,365	—	—
Fiscal 2018 (as of June 30, 2018)	318,675	2,452	—	—
Fiscal 2017 (as of June 30, 2017)	248,507	2,251	—	—
Fiscal 2016 (as of June 30, 2016)	248,293	2,269	—	—
Fiscal 2015 (as of June 30, 2015)	248,094	2,241	—	—
Fiscal 2014 (as of June 30, 2014)	247,881	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	247,725	2,578	—	—

2024 Notes
Fiscal 2019 (as of June 30, 2019)	$234,443	$2,365	—	$1,002
Fiscal 2018 (as of June 30, 2018)	199,281	2,452	—	1,029
Fiscal 2017 (as of June 30, 2017)	199,281	2,251	—	1,027
Fiscal 2016 (as of June 30, 2016)	161,364	2,269	—	951

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
6.375% 2024 Notes(12)
Fiscal 2019 (as of June 30, 2019)	$99,726	$2,365	—	—

2025 Notes
Fiscal 2019 (as of June 30, 2019)	$201,250	$2,365

2028 Notes
Fiscal 2019 (as of June 30, 2019)	$70,761	$2,365	—	$984
Fiscal 2018 (as of June 30, 2018)	55,000	2,452	—	1,004

2029 Notes
Fiscal 2019 (as of June 30, 2019)	$69,170	$2,365		$983

Prospect Capital InterNotes®(14)
Fiscal 2019 (as of June 30, 2019)	$707,699	$2,365	—	—
Fiscal 2018 (as of June 30, 2018)	760,924	2,452	—	—
Fiscal 2017 (as of June 30, 2017)	980,494	2,251	—	—
Fiscal 2016 (as of June 30, 2016)	908,808	2,269	—	—
Fiscal 2015 (as of June 30, 2015)	827,442	2,241	—	—
Fiscal 2014 (as of June 30, 2014)	785,670	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	363,777	2,578	—	—

All Senior Securities(12)(13)(14)(15)
Fiscal 2019 (as of June 30, 2019)	$2,421,526	$2,365	—	—
Fiscal 2018 (as of June 30, 2018)	2,346,563	2,452	—	—
Fiscal 2017 (as of June 30, 2017)	2,681,435	2,251	—	—
Fiscal 2016 (as of June 30, 2016)	2,707,465	2,269	—	—
Fiscal 2015 (as of June 30, 2015)	2,983,736	2,241	—	—
Fiscal 2014 (as of June 30, 2014)	2,773,051	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	1,683,002	2,578	—	—
Fiscal 2012 (as of June 30, 2012)	664,138	3,277	—	—
Fiscal 2011 (as of June 30, 2011)	406,700	3,740	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
____________________________________________

(1)	Except as noted, the total amount of each class of senior securities outstanding at the end of the year/period presented (in 000’s).

(2)
The asset coverage ratio for a class of secured senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured senior securities representing indebtedness. The asset coverage ratio for a class of unsecured senior securities is inclusive of all senior securities. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	This column is inapplicable.

(4)
This column is inapplicable, except for the 6.95% 2022 Notes, the 2024 Notes, the 2028 Notes and the 2029 Notes. The average market value per unit is calculated as an average of quarter-end prices and shown as the market value per $1,000 of indebtedness.

(5)	We repaid the outstanding principal amount of the 2015 Notes on December 15, 2015.

(6)	We repaid the outstanding principal amount of the 2016 Notes on August 15, 2016.

(7)	We repaid the outstanding principal amount of the 2017 Notes on October 15, 2017.

(8)	We repaid the outstanding principal amount of the 2018 Notes on March 15, 2018.

(9)	We redeemed the 6.95% 2022 Notes on May 15, 2015.

(10)	We redeemed the 5.00% 2019 Notes on September 26, 2018.

(11)
On June 28, 2019, we commenced a tender offer to purchase for cash any and all of the $224.1 million aggregate principal amount outstanding of our 4.75% Senior Convertible Notes due 2020 (the “Tender Offer”). The Tender Offer expired at

12:00 midnight, New York City time, on July 27, 2019 (one minute after 11:59 p.m., New York City time, on July 26, 2019). On July 29, 2019, we announced the expiration and final results of the Tender Offer. On July 31, 2019, $32.9 million aggregate principal amount of the 2020 Notes, representing approximately 14.70% of the outstanding 2020 Notes, were validly tendered and accepted.

(12)	For the period ended June 30, 2019 and all fiscal years ended June 30th, the notes are presented net of unamortized discount.

(13)
While we do not consider commitments to fund under revolving arrangements to be Senior Securities, if we were to elect to treat such unfunded commitments, which were $23,375 as of June 30, 2019 as Senior Securities for purposes of Section 18 of the 1940 Act, our asset coverage per unit would be $2,352.

(14)
Pursuant to notice to call provided on June 10, 2019, we redeemed $41.0 million of our Prospect Capital InterNotes® at par maturing between January 15, 2020 and January 15, 2022, with a weighted average rate of 5.14%. Settlement of the call occurred on July 15, 2019. Pursuant to notice to call provided on July 15, 2019, we redeemed $48.7 million of our Prospect Capital InterNotes® at par maturing between February 15, 2021 and February 15, 2022, with a weighted average rate of 5.30%. Settlement of the call occurred on August 15, 2019. We have provided notice to call on August 9, 2019, with settlement on September 16, 2019, $54.2 million of our Prospect Capital InterNotes® at par maturing between March 15, 2021 and March 15, 2022, with a weighted average rate of 5.33%.

(15)
If we were to consider the additional issuance, repurchases and maturities subsequent to June 30, 2019 including all notices to redeem with settlements through September 16, 2019, our asset coverage per unit would be $2,536, or $2,519 including the effects of unfunded commitments.

(16)	As of September 11, 2019, we had $14.0 million outstanding borrowings under our credit facility.

(17)	We repaid the outstanding principal amount of the 2019 Notes on January 15, 2019.

(18)
On September 9, 2019, we completed an extension of the revolving credit facility (the “Facility”) for Prospect Capital Funding LLC (“PCF”), a GAAP consolidated subsidiary of Prospect, extending the term for 0.5 years to 5.0 years and extending the revolving period 1.5 years to 4.0 years. The Facility has $1.0775 billion of commitments from 30 lenders and includes an accordion feature that allows the Facility, at Prospect's discretion, to accept up to a total of $1.5 billion of commitments. The Facility matures on September 9, 2024. It includes a revolving period that extends through September 9, 2023, followed by an additional one-year amortization period, with distributions allowed to Prospect after the completion of the revolving period. Pricing for amounts drawn under the Facility is one-month Libor plus 2.20%.

(19)
On August 12, 2019, we commenced a tender offer to purchase for cash up to $60.0 million aggregate principal amount of our 4.75% Senior Convertible Notes due 2020 (the “August Tender Offer”), of which $191.2 million aggregate principal amount is currently outstanding. The August Tender Offer expired at 12:00 midnight, New York City time, on September 10, 2019 (one minute after 11:59 p.m., New York City time, on September 9, 2019). On September 11, 2019, we announced the expiration and final results of the August Tender Offer. On September 12, 2019, $13.6 million aggregate principal amount of such notes, representing approximately 7.11% of the outstanding 2020 Notes, were validly tendered and accepted.

BUSINESS
General
We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company, or “BDC” under the Investment Company Act of 1940, or the “1940 Act”. As a BDC, we have elected to be treated as a regulated investment company, or “RIC”, under Subchapter M of the Code. We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004. We are one of the largest BDCs with approximately $5.8 billion of total assets as of June 30, 2019.
We are externally managed by our investment adviser, Prospect Capital Management L.P. , or “Prospect Capital Management” or the “Investment Adviser”. Prospect Administration LLC, or “Prospect Administration” or the “Administrator,” a wholly-owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
We currently have nine strategies that guide our origination of investment opportunities: (1) lending to companies controlled by private equity sponsors, (2) lending to companies not controlled by private equity sponsors, (3) purchasing controlling equity positions and lending to operating companies, (4) purchasing controlling equity positions and lending to financial services companies, (5) purchasing controlling equity positions and lending to real estate companies, (6) purchasing controlling equity positions and lending to aircraft leasing companies, (7) investing in structured credit, (8) investing in syndicated debt and (9) investing in consumer and small business loans and asset-backed securitizations. We may also invest in other strategies and opportunities from time to time that we view as attractive. We continue to evaluate other origination strategies in the ordinary course of business with no specific top-down allocation to any single origination strategy.
Lending to Companies Controlled by Private Equity Sponsors - We make agented loans to companies which are controlled by private equity sponsors. This debt can take the form of first lien, second lien, unitranche or unsecured loans. These loans typically have equity subordinate to our loan position. Historically, this strategy has comprised approximately 25%-50% of our portfolio.
Lending to Companies not Controlled by Private Equity Sponsors - We make loans to companies which are not controlled by private equity sponsors, such as companies that are controlled by the management team, the founder, a family or public shareholders. This origination strategy may have less competition to provide debt financing than the private-equity-sponsor origination strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. This origination strategy can result in investments with higher returns or lower leverage than the private-equity-sponsor origination strategy. Historically, this strategy has comprised less than 5% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Operating Companies - This strategy involves purchasing yield-producing debt and controlling equity positions in non-financial-services operating companies. We believe that we can provide enhanced certainty of closure and liquidity to sellers and we look for management to continue on in their current roles. This strategy has comprised approximately 5%-10% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Financial Services Companies - This strategy involves purchasing yield-producing debt and control equity investments in financial services companies, including consumer direct lending, sub-prime auto lending and other strategies. These investments are often structured in tax-efficient partnerships, enhancing returns. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Real Estate Companies - We purchase debt and controlling equity positions in tax-efficient real estate investment trusts (“REIT” or “REITs”). The real estate investments of National Property REIT Corp. (“NPRC”) are in various classes of developed and occupied real estate properties that generate current yields, including multi-family properties, student housing, and self-storage. NPRC seeks to identify properties that have historically significant occupancy rates and recurring cash flow generation. NPRC generally co-invests with established and experienced property management teams that manage such properties after acquisition. Additionally, NPRC purchases loans originated by certain consumer loan facilitators. It purchases each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers, and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised approximately 10%-20% of our business.

Purchasing Controlling Equity Positions and Lending to Aircraft Leasing Companies - We invest in debt as well as equity in companies with aircraft assets subject to commercial leases to airlines across the globe. We believe that these investments can present attractive return opportunities due to cash flow consistency from long-term leases coupled with hard asset residual value. We believe that these investment companies seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across a variety of aircraft types and vintages. This strategy historically has comprised less than 5% of our portfolio.
Investing in Structured Credit - We make investments in CLOs, often taking a significant position in the subordinated interests (equity) and debt of the CLOs. The underlying portfolio of each CLO investment is diversified across approximately 100 to 200 broadly syndicated loans and does not have direct exposure to real estate, mortgages, or consumer-based credit assets. The CLOs in which we invest are managed by established collateral management teams with many years of experience in the industry. This strategy has comprised approximately 10%-20% of our portfolio.
Investing in Syndicated Debt - On a primary or secondary basis, we purchase primarily senior and secured loans and high yield bonds that have been sold to a club or syndicate of buyers. These investments are often purchased with a long-term, buy-and-hold outlook, and we often look to provide significant input to the transaction by providing anchoring orders. This strategy has comprised approximately 10%-25% of our portfolio.
Investing in Consumer and Small Business Loans and Asset-Backed Securitizations - We purchase loans originated by certain consumer and small-and-medium-sized business (“SME”) loan platforms. We generally purchase each loan in its entirety (i.e., a “whole loan”) and we invest in asset-backed securitizations collateralized by consumer or small business loans. The borrowers are consumers and SMEs and the loans are typically serviced by the platforms of the loans. This investment strategy has comprised up to approximately 0% of our portfolio.
Typically, we concentrate on making investments in companies with annual revenues of less than $750 million and enterprise values of less than $1 billion. Our typical investment involves a secured loan of less than $250 million. We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as “target” or “middle market” companies and these investments as “middle market investments.”
We seek to maximize total returns to our investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. We are constantly pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. We also regularly evaluate control investment opportunities in a range of industries, and some of these investments could be material to us. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.
Our Investment Objective and Policies
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies. We are a non-diversified company within the meaning of the 1940 Act.
We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We may also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, aircraft leasing, real estate and financial businesses.

We seek to maximize returns and minimize risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Such investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of a type of pools such as CLOs. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The senior secured loans within a CLO are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by senior secured loan, borrower, and industry, with limitations on non-U.S. borrowers. Our potential investment in CLOs is limited by the 1940 Act to 30% of our portfolio. Within this 30% basket, we have and may make additional investments in debt and equity securities of financial companies and companies located outside of the United States.
Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by the Investment Adviser to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, some warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.
We plan to hold many of our debt investments to maturity or repayment, but will sell a debt investment earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of such debt investment to be in our best interest.
We have qualified and elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.
For a discussion of the risks inherent in our portfolio investments, see “Risk Factors – Risks Relating to Our Investments.”
Industry Sectors
Our portfolio is invested across 39 industry categories. Excluding our CLO investments, which do not have industry concentrations, no individual industry comprises more than 14.6% of the portfolio on either a cost or fair value basis.
Ongoing Relationships with Portfolio Companies
Monitoring
Prospect Capital Management monitors our portfolio companies on an ongoing basis. Prospect Capital Management will continue to monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.
Prospect Capital Management employs several methods of evaluating and monitoring the performance and value of our investments, which may include, but are not limited to, the following:

•	Assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments;

•	Comparisons to other portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings of the portfolio company; and

•	Review of monthly and quarterly financial statements and financial projections for the portfolio company.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement, or “ASC 820,” that defines fair value, establishes a framework for measuring fair value in conformity with accounting principles generally accepted in the United States of America, or “GAAP,” and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value, or “EV,” technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.
For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors – Risks Relating to Our Business – Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.”
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when executing a managerial assistance agreement with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income is recognized by Prospect.
Investment Adviser
Prospect Capital Management, a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, or the “Advisers Act,” manages our investments. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on our behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 42nd Floor, New York, NY

10016. We depend on the due diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser’s investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The Investment Adviser’s senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of the Investment Adviser could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow. Under the Investment Advisory Agreement (as defined below), we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets as well as a two-part incentive fee based on our performance. Mr. Barry currently controls Prospect Capital Management.
Staffing
Mr. John F. Barry III, our Chairman and Chief Executive Officer, Mr. Grier Eliasek, our Chief Operating Officer and President, and Ms. Kristin L. Van Dask, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, comprise our senior management. Over time, we expect to add additional officers and employees.
Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the terms of the Administration Agreement. Our day-to-day investment operations are managed by Prospect Capital Management. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief executive officer, president, chief financial officer, chief operating officer, chief compliance officer, treasurer and secretary and their respective staffs. See “Business—Management Services—Administration Agreement.”
Properties
We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 42nd Floor, New York, NY 10016, where we occupy an office space pursuant to the Administration Agreement.
Legal Proceedings
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters that may arise out of these investigations, claims and proceedings will be subject to various uncertainties and, even if such matters are without merit, could result in the expenditure of significant financial and managerial resources.
We are not aware of any material pending legal proceeding, and no such material proceedings are contemplated to which we are a party or of which any of our property is subject.
Management
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of five directors, three of whom are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers to serve for a one-year term and until their successors are duly elected and qualify, or until their earlier removal or resignation.
Board Of Directors And Executive Officers
Under our charter, our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
Directors and Executive Officers
Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, NY 10016.

Independent Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
Eugene S. Stark, 61	Director	Class III Director since September 2008; Term expires 2019	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	Three	Priority Income Fund, Inc. since October 28, 2012(3), TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) since February 19, 2013(4).
William J. Gremp, 76	Director	Class II Director from 2006 to 2009; Class I Director since April 2010; Term expires 2020	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	Three	Priority Income Fund, Inc. since October 28, 2012(3), TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) since February 19, 2013(4).
Andrew C. Cooper, 57	Lead Independent Director	Class II Director since February 2009; Term expires 2021
Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.
				Three	Priority Income Fund, Inc. since October 28, 2012(3), TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) since February 19, 2013(4).
_______________________________________________________________________________

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2020, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2021, and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2019.

(2)	The Fund Complex consists of the Company, Priority Income Fund, Inc. and TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.).

(3)	An investment company subject to the 1940 Act.

(4)	A business development company regulated under the 1940 Act.
Interested Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
John F. Barry III, 67(3)	Director, Chairman of the Board of Directors, and Chief Executive Officer	Class III Director since April 2004; Term expires 2019	Chairman and Chief Executive Officer of the Company; Managing Director of Prospect Capital Management and Prospect Administration since June 2004.	One	None.
M. Grier Eliasek, 46(3)	Director, Chief Operating Officer	Class II Director since June 2004; Term expires 2021
President and Chief Operating Officer of the Company, Managing Director of Prospect Capital Management and Prospect Administration, President and CEO of Priority Income Fund, Inc., President and COO of Priority Senior Secured Income Management, LLC, President and CEO of TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.), President and COO of Prospect Flexible Income Management, LLC.
				Three	Priority Income Fund, Inc. since July 31, 2012(4), TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) since February 19, 2013(5).
_______________________________________________________________________________

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2020, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2021, and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2019.

(2)	The Fund Complex consists of the Company, Priority Income Fund, Inc. and TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.).

(3)	Messrs. Barry and Eliasek are each considered an “interested person” under the 1940 Act by virtue of serving as one of our officers and having a relationship with Prospect Capital Management.

(4)	An investment company subject to the 1940 Act.

(5)	A business development company regulated under the 1940 Act.

Information about Executive Officers who are not Directors

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Kristin Van Dask, 40	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018
Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018. Ms. Van Dask previously served as controller at Prospect Administration LLC. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018 of Priority Income Fund, Inc. and TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.).

Board Leadership Structure
The Board of Directors believes that the combined position of Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company is a superior model that results in greater efficiency regarding management of the Company, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Company arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Company, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis. The Board of Directors has appointed Mr. Cooper as lead independent director of the Board of Directors. The Lead Independent Director assists in setting the agenda for the meetings of the Board of Directors and leads all executive sessions of the independent directors.
Director Independence
On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent. Our Board of Directors has determined that each of our directors, other than Messrs. Barry and Eliasek, is independent under the 1940 Act.
Role of the Chairman and Chief Executive Officer
As Chairman of the Board of Directors and Chief Executive Officer, Mr. Barry assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Company. Mr. Barry also manages the day-to-day operations of the Company, with the support of the other executive officers. As Chief Executive Officer, Mr. Barry has general responsibility for the implementation of the policies of the Company, as determined by the Board of Directors, and for the management of the business and affairs of the Company. The Board of Directors has determined that its leadership structure, in which the majority of the directors are not affiliated with the Company, Prospect Capital Management or Prospect Administration, is appropriate in light of the services that Prospect Capital Management and Prospect Administration and their affiliates provide to the Company and the potential conflicts of interest that could arise from these relationships.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Director of the Company
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.
John F. Barry III
The Board benefits from Mr. Barry’s more than 35 years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on various boards of directors.  In addition to overseeing the Company, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies.  Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co.  The Board also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers.  Prior to Davis Polk & Wardwell, Mr. Barry clerked for Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit. Mr. Barry’s service as Chairman and Chief

Executive Officer of the Company and as a Managing Director of PCM and Prospect Administration provides him with a continuously updated understanding of the Company, its operations, and the business and regulatory issues facing the Company.  Mr. Barry received his J.D. cum laude from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.
M. Grier Eliasek
Mr. Eliasek brings to the Board business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Operating Officer of the Company and a Managing Director of Prospect Capital Management and Prospect Administration. He is also responsible for leading the origination and assessment of investments for the Company. The Board also benefits from Mr. Eliasek’s experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing the Company with unique views on investment and management issues. At Bain & Company, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek’s longstanding service as Director, President and Chief Operating Officer of the Company and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.
Andrew C. Cooper
Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates co-generation facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
William J. Gremp
Mr. Gremp brings to the Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
Eugene S. Stark
Mr. Stark brings to the Board over 30 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of the Company, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, 4 years as Senior Vice President of Finance of Prudential Investments, and 2 years as Senior Vice President of Finance of Prudential Annuities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
Means by Which the Board of Directors Supervises Executive Officers
The Board of Directors is regularly informed on developments and issues related to the Company’s business, and monitors the activities and responsibilities of the executive officers in various ways.
At each regular meeting of the Board of Directors, the executive officers report to the Board of Directors on developments and important issues. Each of the executive officers, as applicable, also provide regular updates to the members of the Board of Directors regarding the Company’s business between the dates of regular meetings of the Board of Directors.
Executive officers and other members of Prospect Capital Management, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.
The Board’s Role in Risk Oversight
The Company’s Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company’s Chief Compliance Officer in accordance with its compliance policies and procedures.
As set forth in the descriptions regarding the Audit Committee and the Nominating, Governance and Compensation Committee, the Audit Committee and the Nominating, Governance and Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis; reviewing and discussing with management and the independent accountants the Company’s quarterly and annual financial statements prior to the filings of its quarterly and annual reports on Form 10-Q and Form 10-K; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating, Governance and Compensation Committee’s risk oversight responsibilities include selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management. Both the Audit Committee and the Nominating, Governance and Compensation Committee consist solely of independent directors.
The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.
The Company believes that its Board of Director’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC the Company must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in “qualifying assets.” In addition, the Company elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Code. As a RIC, the Company must, among other things, meet certain income source, asset diversification and income distribution requirements.

The Company believes that the extent of its Board of Directors’ (and its committees’) role in risk oversight complements its Board’s leadership structure because it allows the Company’s independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.
The Company believes that a board’s roles in risk oversight must be evaluated on a case by case basis and that the Board of Directors’ practices concerning risk oversight is appropriate. However, the Company continually re-examines the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.
Committees of the Board of Directors
Our Board of Directors has established an Audit Committee and a Nominating, Corporate Governance and Compensation Committee. For the fiscal year ended June 30, 2019, our Board of Directors held 10 Board meetings, nine Audit Committee meetings, and one Nominating, Corporate Governance and Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. Two directors attended last year’s annual meeting of stockholders in person.
The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10‑K; reviewing and discussing with management and the independent accountants the Company’s quarterly and annual financial statements prior to the filings of its quarterly and annual reports on Form 10‑Q and Form 10-K; pre‑approving the independent accountants’ engagement to render audit and/or permissible non‑audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Stark serving as chairman of the committee. The Board of Directors has determined that Mr. Stark is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S‑K. The Audit Committee may delegate its pre‑approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre‑approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).
In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full‑time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non‑audit services provided by the independent accountants to us.
The Nominating, Corporate Governance and Compensation Committee. The Nominating, Corporate Governance and Compensation Committee is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; determining or recommending to the Board of Directors for determination the compensation of any executive officers of the Company to the extent the Company pays any executive officers’ compensation; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating, Corporate Governance and Compensation Committee. Currently, the Company’s executive officers do not receive any direct compensation from the Company. The Nominating, Corporate Governance and Compensation Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board of Directors. The Nominating, Corporate Governance and Compensation Committee does not have a formal policy with respect to diversity. The Nominating, Corporate Governance and Compensation Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating, Corporate Governance and Compensation Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The Nominating, Corporate Governance and Compensation Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating, Corporate Governance and Compensation Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASDAQ rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating, Corporate Governance and Compensation Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industries in which the Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating, Corporate Governance and Compensation Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.
Corporate Governance
Corporate Governance Guidelines.    Upon the recommendation of the Nominating, Governance and Compensation Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.
Code of Conduct.    We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees. Our code of conduct can be accessed via our website at www.prospectstreet.com. We intend to disclose amendments to or waivers from a required provision of the code of conduct on our website.
Code of Ethics.    We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.
Internal Reporting and Whistle Blower Protection Policy.    The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, collectively, Accounting Matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our Chief Compliance Officer, or CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at: Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016.
The Audit Committee Chairman may be contacted at: Prospect Capital Corporation, Audit Committee Chairman, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Independent Directors
The Board of Directors, in connection with the 1940 Act and the applicable Marketplace Rules of NASDAQ, has considered the independence of members of the Board of Directors who are not employed by Prospect Capital Management and has concluded that Messrs. Cooper, Gremp and Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the Board of Directors concluded that Messrs. Cooper, Gremp and Stark had no relationships with Prospect Capital Management or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.
Proxy Voting Policies And Procedures
We have delegated our proxy voting responsibility to Prospect Capital Management. The guidelines are reviewed periodically by Prospect Capital Management and our non-interested directors, and, accordingly, are subject to change. See “Regulation—Proxy Voting Policies and Procedures.”
Compensation of Directors and Officers
The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2019. No compensation is paid to the interested directors by the Company.

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(1)	Total Compensation Paid to Director/ Officer
Interested Directors
John F. Barry III(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Andrew C. Cooper(4)	$150,000	None	$150,000
William J. Gremp(5)	$150,000	None	$150,000
Eugene S. Stark(6)	$150,000	None	$150,000
Executive Officers
Kristin Van Dask(2)(3)	None	None	None
_______________________________________________________________________________

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by Prospect Capital Management from the income Prospect Capital Management receives under the management agreement between Prospect Capital Management and us. Ms. Van Dask is compensated from the income Prospect Administration receives under the administration agreement.

(3)	On April 4, 2018, the Company’s Board of Directors appointed Ms. Van Dask as the Chief Financial Officer, Treasurer, Secretary and Chief Compliance Officer of the Company.

(4)	Mr. Cooper joined our Board of Directors on February 12, 2009.

(5)	Mr. Gremp joined our Board of Directors on April 1, 2010.

(6)	Mr. Stark joined our Board of Directors on September 4, 2008.
No compensation was paid to directors who are interested persons of the Company as defined in 1940 Act. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of the directors and officers.
Management Services
Investment Advisory Agreement

We have entered into an investment advisory and management agreement with the Investment Adviser, or the “Investment Advisory Agreement,” under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.
The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our total assets. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.
The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.00% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. In the three months ended June 30, 2019, we incurred an incentive fee of $17.4 million (see calculation below). For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).
We expect the incentive fees we pay to increase to the extent we earn greater interest and dividend income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies and to decrease if our interest and dividend income and capital gains decrease. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. If interest income is accrued but never paid, the Board of Directors would decide to write off the accrual in the quarter when the accrual is determined to be uncollectible. The write off would cause a decrease in interest income for the quarter equal to the amount of the prior accrual. The Investment Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.
The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate amortized cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.
The actual transfer or sale of assets by Prospect to a SPE established by Prospect and consolidated with Prospect is disregarded for purposes of calculating the incentive fee.
The following is a calculation of the most recently paid incentive fee paid in July 2019 (for the quarter ended June 30, 2019) (in thousands):

Prior Quarter Net Asset Value (adjusted for stock offerings during the quarter)	$3,306,277
Quarterly Hurdle Rate	1.75%
Current Quarter Hurdle	$57,860
125% of the Quarterly Hurdle Rate	2.1875%
125% of the Current Quarter Hurdle	$72,325
Current Quarter Pre Incentive Fee Net Investment Income	$87,034
Incentive Fee—“Catch-Up”	$14,465
Incentive Fee—20% in excess of 125% of the Current Quarter Hurdle	$2,942
Total Current Quarter Incentive Fee	$17,407

The total gross base management fee incurred to the favor of the Investment Adviser was $121.8 million, $118.8 million and $124.1 million during the years ended June 30, 2019, 2018, and 2017, respectively.
The total income incentive fee incurred was $78.2 million, $71.7 million and $76.5 million during the years ended June 30, 2019, 2018 and 2017, respectively. No capital gains incentive fee was incurred during the years ended June 30, 2019, 2018 and 2017.
The total investment advisory fees were $200.0 million, $189.8 million and $199.4 million for the twelve months ended June 30, 2019, 2018 and 2017, respectively.
Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred negative total return in that quarter due to realized or unrealized losses on our investments.
Examples of Quarterly Incentive Fee Calculation
Example 1: Income Incentive Fee(*):
Alternative 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
_______________________________________________________________________________
(*)    The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(1)	Represents 7% annualized hurdle rate

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.
Pre-incentive fee net investment income (investment income -- (base management fee + other expenses)) = 0.55%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.
Alternative 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
_______________________________________________________________________________

(1)	Represents 7% annualized hurdle rate

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.
Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.00%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to the Investment Adviser.

Income incentive Fee	= 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875)% = (100% × (2% - 1.75%)) + 0% = 100% × 0.25% + 0% = 0.25%) = 0.25%
Alternative 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.00%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
_______________________________________________________________________________

(1)	Represents 7% annualized hurdle rate.

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.
Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.30%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net))investment income - 2.1875)%
= (100% × (2.1875% - 1.75%)) + the greater of 0% AND (20% × (2.30% - 2.1875%))
= (100% × 0.4375%) + (20% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%
Example 2: Capital Gains Incentive Fee:
        Alternative 1
        Assumptions

•	Year 1: $20 million investment made

•	Year 2: Fair market value (“FMV”) of investment determined to be $22 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: Investment sold for $21 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: No impact

•	Year 3: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $4 million ($1 million of realized capital gain and $3 million reversal in unrealized capital depreciation)
        Alternative 2
        Assumptions

•	Year 1: $20 million investment made

•	Year 2: FMV of investment determined to be $17 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: FMV of investment determined to be $21 million

•	Year 5: FMV of investment determined to be $18 million

•	Year 6: Investment sold for $15 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

•	Year 3: No impact

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $3 million (reversal in unrealized capital depreciation)

•	Year 5: Decrease base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation)

•
Year 6:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million ($5 million of realized capital loss offset by a $2 million reversal in unrealized capital depreciation)

        Alternative 3
        Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”) and $20 million investment made in company B (“Investment B”)

•	Year 2: FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3: Investment A is sold for $23 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

•	Year 3: Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)
Alternative 4
Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”)

•	Year 2: FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

•	Year 3: FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

•	Year 4: FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

•	Year 5: Investment A is sold for $17 million, and Investment B is sold for $23 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

•
Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $1 million ($2 million in unrealized capital depreciation on Investment A and $1 million recovery in unrealized capital depreciation on Investment B)

•
Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million ($1 million recovery in unrealized capital depreciation on Investment A and $2 million recovery in unrealized capital depreciation on Investment B)

•
Year 5:    Increase base amount on which the second part of the incentive fee is calculated by $1 million ($3 million realized capital gain on Investment B offset by $3 million realized capital loss on Investment A plus a $1 million reversal in unrealized capital depreciation on Investment A from Year 4)

Payment of our expenses
All investment professionals of the Investment Adviser and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Adviser. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firms); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisers (such as independent valuation firms, accountants and legal counsel), in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance our investments; offerings of our debt, our preferred shares, our common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us, by our Investment Adviser or by Prospect Administration in connection with administering our business, such as our allocable portion of overhead under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Compliance Officer and Chief Financial Officer and his staff.
Duration and Termination
The Investment Advisory Agreement was originally approved by our Board of Directors on June 23, 2004 and was recently re-approved by the Board of Directors on June 18, 2019 for an additional one-year term expiring June 21, 2020. Unless terminated earlier as described below, it will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors—Risks Relating to Our Business—We are dependent upon Prospect Capital Management’s key management personnel for our future success.”

Administration Agreement
We have also entered into an administration agreement, or the “Administration Agreement,” with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and his staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see Managerial Assistance section below). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly-owned subsidiary of the Investment Adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us. Our payments to Prospect Administration are periodically reviewed by our Board of Directors.
The allocation of gross overhead expense from Prospect Administration was $15,444, $20,715 and $22,882 for the years ended June 30, 2019, 2018 and 2017, respectively. Prospect Administration received estimated payments of $607, $10,684 and $8,760 directly from our portfolio companies, insurance carrier and certain funds managed by the Investment Adviser for legal, tax and portfolio level accounting services during the years ended June 30, 2019, 2018 and 2017, respectively. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. During the year ended June 30, 2017, other operating expenses in the amount of $876 incurred by us, which were attributable to CCPI Inc. (“CCPI”), have been reimbursed by CCPI and are reflected as an offset to our overhead allocation. No such reimbursements or expenses occurred during the years ended June 30, 2019 or June 30, 2018. Net overhead during the years ended June 30, 2019, 2018 and 2017 totaled $14,837, $10,031 and $13,246, respectively.
During the years ended June 30, 2019, 2018 and 2017, we received payments of $8,359, $6,343 and $6,923, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration.
Indemnification
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management’s services under the Investment Advisory Agreement or otherwise as our investment adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as our administrator.
Board of Directors approval of the Investment Advisory Agreement

On June 18, 2019, our Board of Directors voted unanimously to renew the Investment Advisory Agreement for the 12-month period ending June 21, 2019. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by Prospect Capital Management; (b) comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives; (c) our projected operating expenses; (d) the projected profitability of Prospect Capital Management and any existing and potential sources of indirect income to Prospect Capital Management or Prospect Administration from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of Prospect Capital Management and its affiliates and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. In approving the renewal of the Investment Advisory Agreement, the Board of Directors, including all of the directors who are not “interested persons,” considered the following:
•Nature, Quality and Extent of Services. The Board of Directors considered the nature, extent and quality of the investment selection process employed by Prospect Capital Management. The Board of Directors also considered Prospect Capital Management’s personnel and their prior experience in connection with the types of investments made by us. The Board of Directors concluded that the services to be provided under the Investment Advisory Agreement are generally the same as those of comparable business development companies described in the available market data.
•Investment Performance. The Board of Directors reviewed our investment performance over various periods, including the one-, two-, three-, five- and ten-year periods ended December 31, 2017, as well as comparative data with respect to the investment performance of a group of other, comparable externally managed business development companies selected by the Adviser and the Company’s Board of Directors. The Board of Directors concluded that Prospect Capital Management was delivering results consistent with our investment objective and that our investment performance was satisfactory when compared to comparable business development companies.
•The reasonableness of the fees paid to Prospect Capital Management. The Board of Directors considered comparative data based on publicly available information on a group of other, comparable business development companies selected by the Adviser and the Company’s Board of Directors (the “BDC Expense Peers”) with respect to services rendered and the advisory fees (including the management fees and incentive fees), as well as our projected operating expenses, efficiency ratio and expense ratio compared to the BDC Expense Peers. The Board of Directors reviewed information concerning Prospect Capital Management’s costs in serving as the Company’s investment adviser, including costs associated with technology, infrastructure and compliance necessary to manage the Company, as well as compensation costs, Prospect Capital Management’s compensation program, and the relationship of such compensation to Prospect Capital Management’s ability to attract and retain investment advisory personnel. Finally, on behalf of the Company, the Board of Directors also considered the profitability of Prospect Capital Management. Based upon its review, the Board of Directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable.
•Economies of Scale. The Board of Directors considered information about the potential of Prospect Capital Management to realize economies of scale in managing our assets, and determined that at this time there were not economies of scale to be realized by Prospect Capital Management.
Based on the information reviewed and the discussions detailed above, the Board of Directors (including all of the directors who are not “interested persons”) concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Investment Advisory Agreement with Prospect Capital Management as being in the best interests of the Company and its stockholders.
Portfolio Managers
The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. Our portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

Name	Position	Length of Service with Company (Years)
John F. Barry III	Chairman and Chief Executive Officer	15
M. Grier Eliasek	President and Chief Operating Officer	15
Mr. Eliasek receives no compensation from the Company. Mr. Eliasek receives a salary and bonus from Prospect Capital Management that takes into account his role as a senior officer of the Company and of Prospect Capital Management, his

performance and the performance of each of Prospect Capital Management and the Company. Mr. Barry receives no compensation from the Company. Mr. Barry, as the sole member of Prospect Capital Management, receives a salary and/or bonus from Prospect Capital Management and is entitled to equity distributions after all other obligations of Prospect Capital Management are met.
The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers described above as of June 30, 2019.

Name	Aggregate Dollar Range of Common Stock Beneficially Owned by Portfolio Managers
John F. Barry III	Over $100,000
M. Grier Eliasek	Over $100,000
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income is recognized by Prospect.
During the years ended June 30, 2019, 2018 and 2017, we received payments of $8,359, $6,343 and $6,923, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration.
License Agreement
We entered into a license agreement with Prospect Capital Investment Management, LLC, an affiliate of Prospect Capital Management, pursuant to which Prospect Capital Investment Management agreed to grant us a non-exclusive, royalty free license to use the name “Prospect Capital.” Under this agreement, we have a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Investment Adviser is in effect.

CERTAIN RELATIONSHIPS AND TRANSACTIONS
We have entered into the Investment Advisory Agreement with Prospect Capital Management. Our Chairman of the Board of Directors is the sole member of and controls Prospect Capital Management. Our senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, our Investment Adviser and other members of the affiliated present and predecessor companies of Prospect Capital Management intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Notes 13 and 14 in the accompanying Consolidated Financial Statements, “Risk Factors—Risks Relating to Our Business—Potential conflicts of interest could impact our investment returns” and “Risk Factors—Risks Relating to Our Business—Our ability to enter into transactions with our affiliates is restricted.”
In addition, pursuant to the terms of the Administration Agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. Prospect Capital Management is the sole member of and controls Prospect Administration.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of September 11, 2019, there were no persons that owned 25% or more of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.
The following table sets forth, as of September 11, 2019 certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that the beneficial owners set forth in the tables below have sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class(1)
5% or more holders
John F. Barry III	40,088,061	10.9%
Other executive officers and directors as a group	1,343,910	0.4%
_______________________________________________________________________________

(1)	Based on a total of 367,287,535 shares of our common stock issued and outstanding as of September 11, 2019.
The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors and officers as of September 11, 2019 within the same family of investment companies. Information as to beneficial ownership is based on information furnished to us by the directors. We are part of a “family of investment companies”, as that term is defined in the 1940 Act, that includes Priority Income Fund, Inc. (“Priority”) and TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) (“FLEX”).

Name of Director or Officer	Dollar Range of Equity Securities in the Company(1)	Dollar Range of Equity Securities in Priority(1)	Dollar Range of Equity Securities in FLEX(1)
Independent Directors
William J. Gremp	Over $100,000	None	None
Andrew C. Cooper	None	None	None
Eugene S. Stark	Over $100,000	None	None
Interested Directors
John F. Barry III	Over $100,000	None	None
M. Grier Eliasek	Over $100,000	None	None
Officer
Kristin Van Dask	Over $100,000	None	None
_______________________________________________________________________________

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

PORTFOLIO COMPANIES
The following is a listing of our portfolio companies at June 30, 2019. Values are as of June 30, 2019.
The portfolio companies are presented in three categories: “companies more than 25% owned” are portfolio companies in which Prospect directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, such portfolio company is presumed to be controlled by us under the 1940 Act; “companies owned 5% to 24.99%” are portfolio companies where Prospect directly or indirectly owns 5% to 24.99% of the outstanding voting securities of such portfolio company and/or holds one or more seats on the portfolio company’s Board of Directors and, therefore, such portfolio company is deemed to be an affiliated person with us under the 1940 Act; “companies less than 5% owned” are portfolio companies where Prospect directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where it has no other affiliations with such portfolio company. As of June 30, 2019, Prospect owned controlling interests in CP Energy Services Inc.; Credit Central Loan Company, LLC; Echelon Transportation, LLC; First Tower Finance Company LLC; Freedom Marine Solutions, LLC; InterDent, Inc.; MITY, Inc.; National Property REIT Corp.; Nationwide Loan Company LLC; NMMB, Inc.; Pacific World Corporation; R-V Industries, Inc.; Universal Turbine Parts, LLC; USES Corp.; Valley Electric Company, Inc.; and Wolf Energy, LLC. In June 2019, CP Energy purchased approximately 64.1% of the common equity of Spartan Energy Holdings, Inc., which owns 100% of Spartan Energy Services, LLC, a portfolio company of Prospect with $34,399 in senior secured term loans due to us as of June 30, 2019. As a result of CP Energy’s purchase, and given Prospect’s controlling interest in CP Energy, we report our investments in Spartan as control investments beginning June 30, 2019. Spartan remains the direct borrow and guarantor to Prospect for the Spartan Term Loans.We also own affiliated interests in Edmentum Ultimate Holdings, LLC; Nixon, Inc.; Targus Cayman HoldCo Limited; and United Sporting Companies, Inc. Prospect makes available significant managerial assistance to its portfolio companies. Prospect generally requests and may receive rights to observe the meetings of its portfolio companies’ Boards of Directors.

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Companies more than 25% owned
CP Energy Services Inc. 1508 Neptune Drive Clinton, Oklahoma 73601	Energy Equipment & Services	Senior Secured Term Loan (13.60% (LIBOR + 11.00% with 1.00% LIBOR floor), due 12/29/2022)	First priority lien			35,048
		Senior Secured Term Loan A to Spartan Energy Services, Inc. (10.44% (LIBOR + 8.00% with 1.00% LIBOR floor), due 12/2/2019)	First priority lien			13,156
		Senior Secured Term Loan B to Spartan Energy Services, Inc. (16.44% PIK (LIBOR + 14.00% with 1.00% LIBOR floor), due 12/2/2019)	First priority lien			21,243
		Series B Convertible Preferred Stock (16.00%, 790 shares)		100%	63,225
		Common Stock (102,924 shares)		100%	6,259
Credit Central Loan Company, LLC 700 East North Street, Suite 15 Greenville, SC 29601	Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2024)(1)	Second priority lien			55,899
		Class A Units (10,640,642 units)(1)		98%	15,518
		Net Revenues Interest (25% of Net Revenues)(1)		25%	—
Echelon Transportation, LLC 1465 Post Road East Westport, CT 06880	Aerospace & Defense	Senior Secured Term Loan (12.25% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)	First priority lien			36,778
		Senior Secured Term Loan (11.50% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.00% PIK, due 12/7/2024)	First priority lien			18,063
		Membership Interest (100%)		100%	34,860
First Tower Finance Company LLC P.O. Box 320001 406 Liberty Park Court Flowood, Mississippi 39232	Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 10.50% PIK, due 6/24/2024)(1)	Second priority lien			277,411
		Class A Units (95,709,910 units)(1)		80%	216,625

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Freedom Marine Solutions, LLC 111 Evergreen Drive Houma, Louisiana 70364	Energy Equipment & Services	Membership Interest (100%)		100%	14,920
InterDent, Inc. 9800 South La Cienega Boulevard, Suite 800 Inglewood, California 90301	Health Care Providers & Services	Senior Secured Term Loan A/B (2.66% (LIBOR + 0.25% with 0.75% LIBOR floor), due 9/5/2020)	First priority lien			14,000
		Senior Secured Term Loan A (7.91% (LIBOR + 5.50% with 0.75% LIBOR floor), due 9/5/2020)	First priority lien			77,994
		Senior Secured Term Loan B (16.00% PIK, due 9/5/2020)	First priority lien			116,111
		Senior Secured Term Loan C (18.00% PIK, in non-accrual status effective 10/1/2018, due 9/5/2020)	First priority lien			16,771
		Senior Secured Term Loan D (1.00% PIK, in non-accrual status effective 10/1/2018, due 9/5/2020)	First priority lien			—
		Common Stock (99,900 shares)		100%	—
MITY, Inc. 1301 West 400 North Orem, UT 84057	Commercial Services & Supplies	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 1/30/2020)	First priority lien			26,250
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 6/30/2020)	First priority lien			20,652
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due 1/1/2028)(1)				—
		Common Stock (42,053 shares)		100%	—
National Property REIT Corp. 1389 Center Drive, Suite 170, Park City, Utah 84098	Equity Real Estate Investment Trusts (REITs) / Online Lending	Senior Secured Term Loan A (6.50% (LIBOR + 3.50% with 3.00% LIBOR floor) plus 5.00% PIK, due 12/31/2023)	First priority lien			433,553
		Senior Secured Term Loan B (5.00% (LIBOR + 2.00% with 3.00% LIBOR floor) plus 5.50% PIK, due 12/31/2023)	First priority lien			172,000
		Residual Profit Interest (25% of Residual Profit)		25%	96,609
		Common Stock (3,110,101 shares)		100%	302,303
Nationwide Loan Company LLC 3435 North Cierco Avenue Chicago, IL 60641	Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2020)(1)	Second priority lien			18,616
		Class A Units (32,456,159 units)(1)		94%	14,359
NMMB, Inc. 10 Abeel Road Cranbury, NJ 08512	Media	Senior Secured Note (14.00%, due 5/6/2021)	First priority lien			3,114
		Series A Preferred Stock (7,200 shares)		48%	11,788
		Series B Preferred Stock (5,669 shares)		46%	9,281

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Pacific World Corporation 100 Technology Drive, Suite 200 Irvine, California 92618	Personal Products	Revolving Line of Credit – $26,000 Commitment (9.66% (LIBOR + 7.25% with 1.00% LIBOR floor), due 9/26/2020)	First priority lien			20,825
		Senior Secured Term Loan A (7.66% PIK (LIBOR + 5.25% with 1.00% LIBOR floor), in non-accrual status effective 10/24/2018, due 9/26/2020)	First priority lien			91,602
		Senior Secured Term Loan B (11.66% PIK (LIBOR + 9.25% with 1.00% LIBOR floor), in non-accrual status effective 5/21/2018, due 9/26/2020)	First priority lien			—
		Convertible Preferred Equity (166,666 shares)		100%	—
		Common Stock (6,778,414 shares)		8%	—
R-V Industries, Inc. 584 Poplar Road Honey Brook, PA 19344	Machinery	Senior Subordinated Note (11.32% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/31/2022)	Second priority lien			28,622
		Common Stock (745,107 shares)		88%	5,002
Universal Turbine Parts, LLC120 Grouby Airport Road Prattsville, AL 36067	Trading Companies & Distributors	Delayed Draw Term Loan – $5,000 Commitment (10.25% (LIBOR + 7.75% with 2.50% LIBOR floor), due 9/30/2020)	First priority lien			—
		Senior Secured Term Loan A (8.36% (LIBOR + 5.75% with 1.00% LIBOR floor), due 7/22/2021)	First priority lien			28,043
		Senior Secured Term Loan B (14.36% PIK (LIBOR + 11.75% with 1.00% LIBOR floor), in non-accrual status effective 7/1/2018, due 7/22/2021)	First priority lien			—
		Common Stock (10,000 units)		100%	—
USES Corp. 200 Crescent Court, Suite 1030 Dallas, TX 75201	Commercial Services & Supplies	Senior Secured Term Loan A (9.00% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	First priority lien			15,725
		Senior Secured Term Loan B (15.50% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	First priority lien			—
		Common Stock (268,962 shares)		100%	—
Valley Electric Company, Inc. 1100 Merrill Creek Parkway Everett, WA 98023	Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2024)	First priority lien			10,430
		Senior Secured Note (8.00% plus 10.00% PIK, due 6/23/2024)	First priority lien			33,301
		Consolidated Revenue Interest (2.0%)		2%	3,032
		Common Stock (50,000 shares)		95%	96,922
Wolf Energy, LLC 910 Foulk Road, Suite 201 Wilmington, Delaware 19803	Energy Equipment & Services	Membership Interest (100%)		100%	—
		Membership Interest in Wolf Energy Services Company, LLC (100%)		100%	—
		Net Profits Interest (8% of Equity Distributions)		8%	14

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Companies 5% to 24.99% owned
Edmentum Ultimate Holdings, LLC 5600 West 83rd Street, Suite 300, 8200 Tower Bloomington, MN 55437	Diversified Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00% PIK, due 12/9/2021)	Second priority lien			8,159
		Unsecured Senior PIK Note (8.50% PIK, due 12/9/2021)	None			8,189
		Unsecured Junior PIK Note (10.00% PIK, in non-accrual status effective 1/1/2017, due 12/9/2021)	None			24,869
		Class A Units (370,964 units)		12%	—
Nixon, Inc. 701 South Coast Highway Encinitas, CA 92024	Textiles, Apparel & Luxury Goods	Common Stock (857 units)		9%	—
Targus Cayman HoldCo Limited 1211 North Miller Street Anaheim, CA 92806	Textiles, Apparel & Luxury Goods	Common Stock (7,383,395 shares)		10%	16,599
United Sporting Companies, Inc. 267 Columbia Ave Chapin, SC 29036	Distributors	Second Lien Term Loan (13.40% (LIBOR + 11.00% with 1.75% LIBOR floor) plus 2.00% PIK, in non-accrual status effective 4/1/2017, due 11/16/2019)	Second priority lien			18,866
		Common Stock (218,941 shares)		22%	—
Companies less than 5% owned
8TH Avenue Food & Provisions, Inc. 1335 Strassner Drive Brentwood, Missouri 63144	Food Products	Second Lien Term Loan (10.17% (LIBOR + 7.75%), due 10/1/2026)	Second priority lien			24,829
ACE Cash Express, Inc. 1231 Greenway Drive, Suite 600 Irving, TX 75038	Consumer Finance	Senior Secured Note (12.00%, due 12/15/2022)(1)	First priority lien			20,555
AgaMatrix, Inc. 7C Raymond Avenue Salem, NH 03079	Health Care Equipment & Supplies	Senior Secured Term Loan (11.33% (LIBOR + 9.00% with 1.25% LIBOR floor), due 9/29/2022)	First priority lien			34,010
AmeriLife Group, LLC 2650 McCormick Drive, Suite 300T Clearwater, FL 33759	Insurance	Second Lien Term Loan (11.40% (LIBOR + 9.00%), due 6/11/2027	Second priority lien			10,000
Apidos CLO IX P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 7/15/2023)(1)			26
Apidos CLO XI P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 9.96%, due 10/17/2028)(1)			27,982
Apidos CLO XII P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 15.45%, due 4/15/2031)(1)			29,123
Apidos CLO XV P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.77%, due 4/21/2031)(1)			29,018
Apidos CLO XXII P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 9.95%, due 10/20/2027)(1)			24,948
Ark-La-Tex Wireline Services, LLC 6913 Wesport Avenue Shreveport, LA 71129	Energy Equipment & Services	Escrow Receivable			—

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Atlantis Health Care Group (Puerto Rico), Inc. 299 Park Avenue, 34th Floor New York, New York 10171	Health Care Providers & Services	Revolving Line of Credit – $6,000 Commitment (11.34% (LIBOR + 8.75% with 2.00% LIBOR floor), due 2/21/2020)	First priority lien			3,955
		Senior Term Loan (11.34% (LIBOR + 8.75% with 2.00% LIBOR floor), due 2/21/2020)	First priority lien			73,495
Barings CLO 2018-III P.O. Box 1093, Boundary Hall, Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.58%, due 7/20/2029)(1)			39,031
Broder Bros., Co. Six Neshaminy Interplex, 6th Floor Trevose, PA 19053	Textiles, Apparel & Luxury Goods	Senior Secured Note (10.83% (LIBOR + 8.50% with 1.25% LIBOR floor), due 12/02/2022)	First priority lien			189,725
Brookside Mill CLO Ltd. 75 Fort Street P.O. Box 1350 George Town, Grand Cayman, KY1-1108 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 8.36%, due 1/17/2028)(1)			13,611
California Street CLO IX Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.96%, due 10/16/2028)(1)			34,672
Candle-Lite Company, LLC 10521 Millington Ct Cincinnati, OH 45242	Household Products	Senior Secured Term Loan A (8.03% (LIBOR + 5.50% with 1.25% LIBOR floor), due 1/23/2023)	First priority lien			12,188
		Senior Secured Term Loan B (12.03% (LIBOR + 9.50% with 1.25% LIBOR floor), due 1/23/2023)	First priority lien			12,500
Capstone Logistics Acquisition, Inc. 6525 The Corners Parkway, Suite 520 Peachtree Corners, GA 30092	Commercial Services & Supplies	Second Lien Term Loan (10.65% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)	Second priority lien			98,982
Carlyle C17 CLO Limited P.O. Box 1093 Boundary Hall, Cricket Square George Town, Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 20.73%, due 4/30/2031)(1)			12,920
Carlyle Global Market Strategies CLO 2014-4-R, Ltd. 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 21.84%, due 7/15/2030)(1)			18,293
Carlyle Global Market Strategies CLO 2016-3, Ltd. 27 Hospital Road George Town, Grand Cayman KY1-9008 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 15.47%, due 10/20/2029)(1)			27,918
CCPI Inc. 838 Cherry Street Blanchester, OH 45107	Electronic Equipment, Instruments & Components	Escrow Receivable		95%	2,239
CCS-CMGC Holdings, Inc. 1283 Murfreesboro Road, Suite 500 Nashville, TX 37217	Health Care Providers & Services	First Lien Term Loan (7.90% (LIBOR + 5.50%), due 10/1/2025)	First priority lien			4,865
		Second Lien Term Loan (11.40% (LIBOR + 9.00%), due 10/1/2026)	Second priority lien			34,362
Cent CLO 21 Limited P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.77%, due 7/27/2030)(1)			29,335

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Cent CLO 21 Limited O. Box 1093, Boundary Hall, Cricket Square, Grand Cayman KY1-1102, Cayman Islands	Structured Finance	Rated Secured Structured Note - Class E (11.23% (LIBOR + 8.65%), due 7/27/2030)(1)				10,569
Centerfield Media Holding Company 855 N. Douglas Street El Segundo, CA 90245	IT Services	Senior Secured Term Loan A (9.60% (LIBOR + 7.00% with 2.00% LIBOR floor), due 1/17/2022)	First priority lien			73,474
		Senior Secured Term Loan B (15.10% (LIBOR + 12.50% with 2.00% LIBOR floor), due 1/17/2022)	First priority lien			78,100
CIFC Funding 2013-III-R, Ltd. P.O. Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102, Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.98%, due 4/24/2031)(1)			25,748
CIFC Funding 2013-IV, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 16.76%, due 4/28/2031)(1)			28,569
CIFC Funding 2014-V, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Rated Secured Structured Note - Class F (11.09% (LIBOR + 8.50%), due 10/17/2031)(1)				10,248
CIFC Funding 2014-IV-R, Ltd. P.O. Box 1093, Boundary Hall, Cricket Square, Grand Cayman, KY1-1102, Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.92%, due 10/17/2030)(1)			24,709
CIFC Funding 2016-I, Ltd. Box 1093, Boundary Hall, Cricket Square, Grand Cayman, KY1-1102, Cayman Islands,	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.63%, due 10/21/2028)(1)			29,989
Cinedigm DC Holdings, LLC 902 Broadway, 9th Floor New York, NY 10010	Entertainment	Senior Secured Term Loan (11.53% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)	First priority lien			16,178
Class Valuation, LLC (f/k/a Class Appraisal, LLC) 2600 Bellingham Dr. #100 Troy, MI 48083	Real Estate Management & Development	Revolving Line of Credit – $1,500 Commitment (10.58% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/12/2020)	First priority lien			—
		Senior Secured Term Loan (10.58% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/10/2023)	First priority lien			38,852
Columbia Cent CLO 27 Limited P.O. Box 1093, Boundary Hall, Cricket Square, Grand Cayman KY1-1102, Cayman Islands	Structured Finance	Rated Secured Structured Note - Class E (10.87% (LIBOR + 8.29%), due 10/25/2028)(1)				7,436
Columbia Cent CLO 27 Limited P.O. Box 1093, Boundary Hall, Cricket Square, Grand Cayman KY1-1102, Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 16.18%, due 10/25/2028)(1)			23,808
Coverall North America, Inc. 1201 West Peachtree, Suite 2800 Atlanta, Georgia 30309	Commercial Services & Supplies	Senior Secured Term Loan A (8.60% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)	First priority lien			8,475
		Senior Secured Term Loan B (13.60% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)	First priority lien			23,375
CP VI Bella Midco 2701 Renaissance Boulevard, Suite 200 King of Prussia, PA 19406	IT Services	Second Lien Term Loan (9.15% (LIBOR + 6.75%), due 12/29/2025)	Second priority lien			15,703

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Digital Room LLC 8000 Haskell Avenue Van Nuys, CA 91406	Commercial Services & Supplies	First Lien Term Loan (7.40% (LIBOR + 5.00%), due 5/21/2026)	First priority lien			10,000
		Second Lien Term Loan (11.40% (LIBOR + 9.00%), due 5/21/2027)	Second priority lien			70,000
Dunn Paper, Inc. 218 Riverview St. Port Huron, MI 48060	Paper & Forest Products	Second Lien Term Loan (11.15% (LIBOR + 8.75% with 1.00% LIBOR floor), due 8/26/2023)	Second priority lien			11,500
Dynatrace, LLC 1601 Trapelo Road, Suite 116, Waltham, MA 02451	Software	Second Lien Term Loan (9.40% (LIBOR + 7.00%), due 8/23/2026)	Second priority lien			2,735
Easy Gardener Products, Inc. 3022 Franklin Avenue Waco, Texas 76710	Household Durables	Senior Secured Term Loan (12.60% (LIBOR + 10.00% with 0.25% LIBOR floor), due 09/30/2020)	First priority lien			10,252
Engine Group, Inc. 315 Park Avenue South, 14th Floor New York, NY 10010	Media	Senior Secured Term Loan (7.33% (LIBOR + 5.00% with 1.00% LIBOR floor), due 9/15/2022)	First priority lien			3,921
		Second Lien Term Loan (11.33% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/15/2023)	Second priority lien			30,580
EXC Holdings III Corp. 200 West Street Waltham, MA 02451	Technology Hardware, Storage & Peripherals	Second Lien Term Loan (10.10% (LIBOR + 7.50% with 1.00% LIBOR floor), due 12/01/2025)	Second priority lien			12,400
Galaxy XV CLO, Ltd. P.O Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.11%, due 10/15/2030)(1)			28,398
Galaxy XXVII CLO, Ltd. 190 Elgin Avenue George Town, Grand Cayman KY1-9005 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 9.63%, due 5/16/2031)(1)			12,275
Galaxy XXVIII CLO, Ltd. 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands,	Structured Finance	Rated Secured Structured Note - Class F (11.08% (LIBOR + 8.48%), due 7/15/2031)(1)				6,648
Galaxy XXVIII CLO, Ltd. 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands,	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.33%, due 7/15/2031)(1)			19,976
Global Tel*Link Corporation 12021 Sunset Hills Road, Suite 100 Reston, Virginia 20190	Diversified Telecommunication Services	Second Lien Term Loan (10.65% (LIBOR + 8.25%), due 11/29/2026)	Second priority lien			26,311
GlobalTranz Enterprises, Inc. 7350 N. Dobson Road, Suite 130 Scottsdale, Arizona 85256	Air Freight & Logistics	Second Lien Term Loan (10.64% (LIBOR + 8.25%), due 5/15/2027)	Second priority lien			12,233
H.I.G. ECI Merger Sub, Inc. 100 High Street, 16th Floor Boston, MA 02110	IT Services	Senior Secured Term Loan A (8.10% (LIBOR + 5.50% with 1.50% LIBOR floor), due 5/31/2023)	First priority lien			44,240
		Senior Secured Term Loan B (13.10% (LIBOR + 10.50% with 1.50% LIBOR floor), due 5/31/2023)	First priority lien			28,843
Halcyon Loan Advisors Funding 2012-1 Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 8/15/2023)(1)			—
Halcyon Loan Advisors Funding 2013-1 Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 4/15/2025)(1)			5,563

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Halcyon Loan Advisors Funding 2014-1 Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 4/18/2026)(1)			4,243
Halcyon Loan Advisors Funding 2014-2 Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 4/28/2025)(1)			3,921
Halcyon Loan Advisors Funding 2015-3 Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.87%, due 10/18/2027)(1)			27,783
HALYARD MD OPCO, LLC	Media	Revolving Line of Credit – $2,000 Commitment (10.33% (LIBOR + 8.00%), due 2/6/2020)	First priority lien			—
		First Lien Term Loan (10.33% (LIBOR + 8.00% with 2.00% LIBOR floor), due 8/6/2023)	First priority lien			11,550
HarbourView CLO VII-R, Ltd. P.O. Box 1093 Boundary Hall Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 19.31%, due 7/18/2031)(1)			12,690
Help/Systems Holdings, Inc. 6455 City West ParkWay Eden Prairie, MN 55344	Software	Second Lien Term Loan (10.08% (LIBOR + 7.75%), due 3/27/2026)	Second priority lien			12,457
Inpatient Care Management Company LLC 19105 US Highway 41 North, Suite 300 Lutz, FL 33548	Health Care Providers & Services	Senior Secured Term Loan (10.60% (LIBOR + 8.00% with 1.00% LIBOR floor), due 6/8/2021)	First priority lien			19,000
Janus International Group, LLC 135 Janus International Blvd. Temple, GA 30179	Building Products	Second Lien Term Loan (10.15% (LIBOR + 7.75% with 1.00% LIBOR floor), due 2/12/2026)	Second priority lien			19,842
JD Power and Associates 3200 Park Center Drive, 13th Floor Costa Mesa, CA 92626	Capital Markets	Second Lien Term Loan (10.90% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/7/2024)	Second priority lien			25,222
Jefferson Mill CLO Ltd. 75 Fort Street P.O. Box 1350 George Town, Grand Cayman, KY1-1108 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.08%, due 10/20/2031)(1)			12,172
K&N Parent, Inc. 1455 Citrus Street Riverside, CA 92507	Auto Components	Second Lien Term Loan (11.15% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/21/2024)	Second priority lien			25,450
Keystone Acquisition Corp. 777 East Park Drive Harrisburg, PA 17111	Health Care Providers & Services	Second Lien Term Loan (11.58% (LIBOR + 9.25% with 1.00% LIBOR floor), due 5/1/2025)	Second priority lien			50,000
LCM XIV Ltd. P.O. Box 1093 Queensgate House Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.10%, due 7/21/2031)(1)			20,663
Madison Park Funding IX, Ltd. 75 Fort Street P.O. Box 1350 George Town, Grand Cayman, KY1-1108 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 8/15/2022)(1)			1,109

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Maverick Healthcare Equity, LLC 2546 West Birchwood Avenue Mesa, AZ 85202	Health Care Providers & Services	Preferred Units (10.00%, 1,250,000 units)		1%	—
		Class A Common Units (1,250,000 units)		1%	—
MedMark Services, Inc. 1720 Lakepointe Drive, Suite 117 Lewisvill, TX 75057	Health Care Providers & Services	Second Lien Term Loan (10.77% (LIBOR + 8.25% with 1.00% LIBOR floor), due 3/1/2025)	Second priority lien			6,943
Mobile Posse, Inc. 1010 North Glebe Road #200 Arlington, VA	Media	First Lien Term Loan (10.83% (LIBOR + 8.50% with 2.00% LIBOR floor), due 4/3/2023)	First priority lien			20,500
Mountain View CLO 2013-I Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.70%, due 10/15/2030)(1)			20,919
Mountain View CLO IX Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 18.79%, due 7/15/2031)(1)			31,107
MRP Holdco, Inc. 131 Clarendon Street, 3rd Floor Boston, MA 02116	Professional Services	Senior Secured Term Loan A (7.41% (LIBOR + 5.00% with 1.50% LIBOR floor), due 4/17/2024)	First priority lien			53,963
		Senior Secured Term Loan B (11.41% (LIBOR + 9.00% with 1.50% LIBOR floor), due 4/17/2024)	First priority lien			55,000
Octagon Investment Partners XV, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.68%, due 7/19/2030)(1)			26,239
Octagon Investment Partners 18-R Ltd. PO Box 1093, Queensgate House, Grand Cayman, KY1-1102, Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 16.97%, due 4/16/2031)(1)			24,629
Pearl Intermediate Parent LLC 1 Gorham Island, Suite 300 Westport, CT 06880	Health Care Providers & Services	Second Lien Term Loan (8.65% (LIBOR + 6.25%), due 2/15/2026)	Second priority lien			4,979
PeopleConnect Intermediate LLC 500 108th Avenue Suite 1600 Bellevue, WA 98004	Interactive Media & Services	Revolving Line of Credit – $1,000 Commitment (12.10% (LIBOR + 9.50% with 1.00% LIBOR floor), due 7/1/2020)	First priority lien			500
		Senior Secured Term Loan A (9.10% (LIBOR + 6.50% with 1.00% LIBOR floor), due 7/1/2020)	First priority lien			17,741
		Senior Secured Term Loan B (15.10% (LIBOR + 12.50% with 1.00% LIBOR floor), due 7/1/2020)	First priority lien			19,620
PG Dental Holdings New Jersey, LLC 33 Wood Avenue South, 6th Fl. Iselin, NJ 08830	Health Care Providers & Services	Delayed Draw Term Loan – $5,000 Commitment (10.00% (LIBOR + 7.25% with 2.75% LIBOR floor), due 5/31/2024)	First priority lien			—
		Senior Secured Term Loan (10.00% (LIBOR + 7.25% with 2.75% LIBOR floor), due 5/31/2024)	First priority lien			22,760
PGX Holdings, Inc. 330 North Cutler Drive North Salt Lake, UT 84054	Diversified Consumer Services	Second Lien Term Loan (11.41% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)	Second priority lien			100,091
PlayPower, Inc. 11515 Vanstory Drive, Suite 100 Huntersville, NC 28078	Leisure Products	First Lien Term Loan (7.90% (LIBOR + 5.50%), due 5/10/2026)	First priority lien			6,436

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Research Now Group, Inc. & Survey Sampling International LLC 5800 Tennyson Parkway, Suite 600 Plano, TX 75024	Professional Services	First Lien Term Loan (8.08% (LIBOR + 5.50% with 1.00% LIBOR floor), due 12/20/2024)	First priority lien			9,850
		Second Lien Term Loan (12.08% (LIBOR + 9.50% with 1.00% LIBOR floor), due 12/20/2025)	Second priority lien			49,850
RGIS Services, LLC 345 Park Avenue, 44th Floor New York, NY 10154	Commercial Services & Supplies	Senior Secured Term Loan (10.08% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)	First priority lien			3,659
		Senior Secured Term Loan (10.02% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)	First priority lien			4,169
		Senior Secured Term Loan (9.90% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)	First priority lien			8,416
RME Group Holding Company 810 7th Avenue, 35th Floor New York, NY 10019	Media	Senior Secured Term Loan A (8.33% (LIBOR + 6.00% with 1.00% LIBOR floor), due 5/4/2022)	First priority lien			28,302
		Senior Secured Term Loan B (13.33% (LIBOR + 11.00% with 1.00% LIBOR floor), due 5/4/2022)	First priority lien			22,431
Rocket Software, Inc. 275 Grove Street Newton, MA 02466	Software	Second Lien Term Loan (10.65% (LIBOR + 8.25%), due 11/27/2026)	Second priority lien			49,537
Romark WM-R Ltd. Clifton House, 75 Fort Street P.O. Box 1350, George Town Grand Cayman, KY1-1108 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.39%, due 4/20/2031)(1)			16,046
Rosa Mexicano 264 West 40th Street New York, NY 10018	Hotels, Restaurants & Leisure	Revolving Line of Credit – $1,000 Commitment (9.83% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023	First priority lien			—
		Senior Secured Term Loan (9.83% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023	First priority lien			27,252
SCS Merger Sub, Inc. 10100 Reunion Place, Suite 500 San Antonio, TX 78216	IT Services	Second Lien Term Loan (11.90% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)	Second priority lien			20,000
Securus Technologies Holdings, Inc. 14651 Dallas Parkway, Suite 600 Dallas, TX 75254-8815	Communications Equipment	Second Lien Term Loan (10.58% (LIBOR + 8.25% with 1.00% LIBOR floor), due 11/01/2025)	Second priority lien			48,760
SEOTownCenter, Inc. 2600 W. Executive Pkwy. #200 Lehi, UT 84043	IT Services	Senior Secured Term Loan A (9.83% (LIBOR + 7.50% with 2.00% LIBOR floor), due 4/07/2023)	First priority lien			26,000
		Senior Secured Term Loan B (14.83% (LIBOR + 12.50% with 2.00% LIBOR floor), due 4/07/2023)	First priority lien			19,000
SESAC Holdco II LLC 55 Nashville Music Square East Nashville, TN 37203	Entertainment	Second Lien Term Loan (9.65% (LIBOR + 7.25% with 1.00% LIBOR floor), due 2/23/2025)	Second priority lien			7,955
SMG US Midco 300 Conshohocken State Rd., Suite 450 West Conshohocken, PA 19428	Hotels, Restaurants & Leisure	Second Lien Term Loan (9.40% (LIBOR + 7.00%), due 1/23/2026)	Second priority lien			7,485
Sorenson Communications, LLC 4192 South Riverboat Road Salt Lake City, Utah 84123	Diversified Telecommunication Services	First Lien Term Loan (8.83% (LIBOR + 6.50%), due 4/29/2024	First priority lien			9,923

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Spectrum Holdings III Corp 2500 Northwinds Parkway, Suite 472 Alpharetta, GA 30009	Health Care Equipment & Supplies	Second Lien Term Loan (9.40% (LIBOR + 7.00% with 1.00% LIBOR floor), due 1/31/2026)	Second priority lien			7,144
Strategic Materials 17220 Katy Freeway, Suite 150 Houston, TX 77094	Household Durables	Second Lien Term Loan (10.33% (LIBOR + 7.75% with 1.00% LIBOR floor), due 11/1/2025)	Second priority lien			5,523
Stryker Energy, LLC 6690 Beta Drive, Suite 214 Mayfield Village, OH 44143	Energy Equipment & Services	Overriding Royalty Interests			—
Sudbury Mill CLO Ltd. 75 Fort Street P.O. Box 1350 George Town, Grand Cayman, KY1-1108 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 1/17/2026)(1)			6,834
Symphony CLO XIV Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 7/14/2026)(1)			18,847
Symphony CLO XV, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Rated Secured Structured Note - Class F (11.28% (LIBOR + 8.68%), due 1/17/2032)(1)				11,950
Symphony CLO XV, Ltd. PO Box 1093, Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 11.98%, due 1/17/2032)(1)			22,965
TGP HOLDINGS III LLC 1215 E. Wilmington Ave., Suite 200 Salt Lake City, UT 84106	Household Durables	Second Lien Term Loan (10.83% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/25/2025)	Second priority lien			2,965
TouchTunes Interactive Networks, Inc. 850 Third Avenue, Suite 15C New York, NY 10022	Entertainment	Second Lien Term Loan (10.68% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)	Second priority lien			12,194
Town & Country Holdings, Inc. 295 Fifth Avenue, Suite 412 New York, NY 10016	Distributors	First Lien Term Loan (10.83% (LIBOR + 8.50% with 1.50% LIBOR floor), due 1/26/2023)	First priority lien			171,271
Transplace Holdings, Inc. 3010 Gaylord Parkway, Suite 200 Frisco, TX 75034	Transportation Infrastructure	Second Lien Term Loan (11.15% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/6/2025)	Second priority lien			28,104
Turning Point Brands, Inc. 5201 Interchange Way Louisville, KY 40229	Tobacco	Second Lien Term Loan (9.40% (LIBOR + 7.00%), due 3/7/2024)	Second priority lien			14,500
Universal Fiber Systems, LLC 14401 Industrial Park Road Bristol, VA 24202	Textiles, Apparel & Luxury Goods	Second Lien Term Loan (11.91% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)	Second priority lien			36,657
USG Intermediate, LLC 6500 River Place Blvd., Building III, Suite 400 Austin, TX 78730	Leisure Products	Revolving Line of Credit – $2,000 Commitment (11.66% (LIBOR + 9.25% with 1.00% LIBOR floor), due 8/24/2019)	First priority lien			800
		Senior Secured Term Loan A (9.16% (LIBOR + 6.75% with 1.00% LIBOR floor), due 8/24/2022)	First priority lien			6,387
		Senior Secured Term Loan B (14.16% (LIBOR + 11.75% with 1.00% LIBOR floor), due 8/24/2022)	First priority lien			19,245
		Equity			—
UTZ Quality Foods, LLC 900 High Street Hanover, PA 17331	Food Products	Second Lien Term Loan (9.65% (LIBOR + 7.25%), due 11/21/2025)	Second priority lien			9,900
VC GB Holdings, Inc. 7400 Linder Avenue Skokie, IL 60077	Household Durables	Subordinated Secured Term Loan (10.40% (LIBOR + 8.00% with 1.00% LIBOR floor), due 2/28/2025)	Second priority lien			3,720

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Venio LLC 640 Freedom Business Center Drive, Suite 600 King of Prussia, PA 19406	Professional Services	Second Lien Term Loan (4.00% plus 10.10% PIK (LIBOR + 7.50% with 2.50% LIBOR floor), due 2/19/2020)	Second priority lien			21,515
Voya CLO 2012-2, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 10/15/2022)(1)			516
Voya CLO 2012-3, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 10/15/2022)(1)			516
Voya CLO 2012-4, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.37%, due 10/16/2028)(1)			27,193
Voya CLO 2014-1, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.21%, due 4/18/2031)(1)			22,515
Voya CLO 2016-3, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.29%, due 10/20/2031)(1)			21,003
Voya CLO 2017-3, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.44%, due 7/20/2030)(1)			42,872
VT Topco, Inc. 290 West Mount Pleasant Avenue, Suite 3200 Livingston, NJ 07039	Commercial Services & Supplies	Second Lien Term Loan (9.33% (LIBOR + 7.00%), due 8/17/2026)	Second priority lien			6,969
Wink Holdco, Inc. 939 Elkridge Landing Road, Suite 200 Linthicum, MD 21090	Insurance	Second Lien Term Loan (9.16% (LIBOR + 6.75% with 1.00% LIBOR floor), due 12/1/2025)	Second priority lien			2,988
_______________________________________________________________________________

(1)
Certain investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The Company monitors the status of these assets on an ongoing basis. As of June 30, 2019, our non-qualifying assets as a percentage of total assets stood at 26.2%.

DETERMINATION OF NET ASSET VALUE
The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.
In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.
Most of the investments in our portfolio do not have market quotations which are readily available, meaning the investments do not have actively traded markets. Debt and equity securities for which market quotations are not readily available are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of our Board of Directors. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors – Risks Relating to Our Business – Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.”
The factors that may be taken into account in valuing such investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material.
As part of the fair valuation process, the independent valuation firms engaged by the Board of Directors perform a review of each debt and equity investment requiring fair valuation and provide a range of values for each investment, which, along with management’s valuation recommendations, is reviewed by our Audit Committee. Management and the independent valuation firms may adjust their preliminary evaluations to reflect comments provided by our Audit Committee. The Audit Committee reviews the final valuation reports and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firms and management may not have included in their evaluation processes. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.
Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN
We have adopted a dividend reinvestment and direct stock purchase plan that provides for reinvestment of our dividends or distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below, and the ability to purchase additional shares by making optional cash investments. As a result, when our Board of Directors authorizes, and we declare, a cash dividend or distribution, then our stockholders who have not “opted out” of our dividend reinvestment and direct stock purchase plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends or distributions. If you are not a current stockholder and want to enroll or have “opted out” and wish to rejoin, you may purchase shares directly through the plan or opt in by enrolling online or submitting to the plan administrator a completed enrollment form and, if you are not a current stockholder, making an initial investment of at least $250.
No action is required on the part of a registered stockholder to have their cash dividend or distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend or distribution in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up a dividend reinvestment account for shares acquired pursuant to the plan for each stockholder who has not so elected to receive dividends and distributions in cash or who has enrolled in the plan as described herein (each, a “Participant”). The plan administrator will hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee. Upon request by a Participant to terminate their participation in the plan, received in writing, via the internet or the plan administrator’s toll free number no later than 3 business days prior to a dividend or distribution payment date, such dividend or distribution will be paid out in cash and not be reinvested. If such request is received fewer than 3 business days prior to a dividend or distribution payment date, such dividend or distribution will be reinvested but all subsequent dividends and distributions will be paid to the stockholder in cash on all balances. Upon such termination of the Participant’s participation in the plan, all whole shares owned by the Participant will be issued to the Participant in certificated form and a check will be issued to the Participant for the proceeds of fractional shares less a transaction fee of $15.00 to be deducted from such proceeds. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends or distributions in cash by notifying their broker or other financial intermediary of their election.
We primarily use newly-issued shares to implement reinvestment of dividends and distributions under the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with the implementation of reinvestment of dividends or distributions under the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the last business day before the payment date for such dividend or distribution. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends and distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend or distribution payable to a stockholder.
There are no brokerage charges or other charges to stockholders who participate in reinvestment of dividends or distributions under the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.
Stockholders who receive dividends or distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends or distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or distribution from us will be equal to the total dollar amount of the dividend or distribution payable to the stockholder. Any stock received in a dividend or distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. Stockholder’s account (as defined below).
Participants in the plan have the option of making additional cash payments to the plan administrator for investment in the shares at the then current market price. Such payments may be made in any amount from $25 to $10,000 per transaction.

Participants in the plan may also elect to have funds electronically withdrawn from their checking or savings account each month. Direct debit of cash will be performed on the 10th of each month. Participants may elect this option by submitting a written authorization form or by enrolling online at the plan administrator’s website. The plan administrator will use all funds received from participants since the prior investment of funds to purchase shares of our common stock in the open market. We will not use newly-issued shares of our common stock to implement such purchases. Purchase orders will be submitted daily. The Plan Administrator may, at its discretion, submit purchase orders less frequently but no later than 30 days after receipt. The plan administrator will charge each stockholder who makes such additional cash payments $2.50, plus a $0.10 per share brokerage commission. Cash dividends and distributions payable on all shares credited to your plan account will be automatically reinvested in additional shares pursuant to the terms of the plan. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. Instructions sent by a participant to the plan administrator in connection with such participant’s cash payment may not be rescinded.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at (888) 888-0313. Upon termination, the stockholder will receive certificates for the full shares credited to your plan account. If you elect to receive cash, the plan administrator sells such shares and delivers a check for the proceeds, less the $0.10 per share commission and the plan administrator’s transaction fee of $15. In every case of termination, fractional shares credited to a terminating plan account are paid in cash at the then-current market price, less any commission and transaction fee.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us or distribution pursuant to any additional cash payment made. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company LLC, 6201 15th Avenue, Brooklyn, New York 11219, or by telephone at 888-888-0313.
Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan and direct stock purchase plan. Such holders of our stock may not be identified as our registered stockholders with the plan administrator and may not automatically have their cash dividend or distribution reinvested in shares of our common stock by the plan administrator.

1. How do I purchase shares if I am not an existing registered holder?
To make an investment online, log on to www.amstock.com, click on “Shareholders” followed by “Invest Online,” then select “All Plans” from the left toolbar. Select “Prospect Capital Corporation - Common Stock,” followed by “Invest Now.” Follow the “Steps to Invest,” which will guide you through the six-step investment process. Follow the prompts to provide your banking account number and ABA routing number to allow for the direct debit of funds from your savings or checking account. You will receive a receipt of your transaction upon completion of the investment process, as well as a subsequent e-mail confirming the number of shares purchased and their price (generally within two business days). To invest by mail, complete an Enrollment Application, which can be obtained by calling the Plan Administrator at 1-888-888-0313, and enclose a check made payable to American Stock Transfer & Trust Company, LLC for the value of your investment. The Enrollment Application may also be downloaded from the Plan Administrator’s website (www.amstock.com). The minimum initial investment is $250.00. The maximum investment is $10,000.00 per transaction. Once you are a stockholder, the minimum purchase amount is reduced to $25.00. For purchases made with voluntary contributions, there is a transaction fee of $2.50 per purchase and a per-share commission of $0.10, each to be paid by the participants in the Plan. Your cash payment, less applicable service charges, fees and commissions, will be used to purchase shares on the open market for your account. Both full and fractional shares, up to three decimal places, will be credited to your Plan account. The Plan Administrator will commingle net funds (if applicable) with cash payments from all participants to purchase shares in the open market. Purchase orders will be submitted daily. The Plan Administrator may, at its discretion, submit purchase orders less frequently but no later than 30 days after receipt. No interest will be paid by the Plan Administrator pending investment. Instructions sent to the Plan Administrator may not be rescinded. You may also authorize the Plan Administrator, on the enrollment application or the Plan Administrator’s website, to make monthly purchases of a specified dollar amount, by automatic withdrawal from your bank account. Funds will be withdrawn from your bank account, via electronic funds transfer (EFT), on the 10th day of each month (or the next following day if the 10th is not a business day). To terminate monthly purchases by automatic withdrawal, please send the Plan Administrator written, signed instructions, which must be received by the Plan Administrator not less than 3 business days prior to an automatic withdrawal for such termination to take effect prior to such withdrawal. It is your responsibility to notify the Plan Administrator if your direct debit information changes. If a check or ACH withdrawal is returned to the Plan Administrator as “unpaid,” the Plan Administrator will sell shares if already purchased and liquidate additional shares, if necessary, to reimburse itself for any loss incurred, as well as a returned check fee of $25.00. This is in addition to any other rights the Plan Administrator may have.
Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in the Plan. Such holders of common stock may not be identified as registered stockholders of Prospect Capital Corporation with the Plan Administrator.
2. How do I purchase additional shares if I am already a registered stockholder?
Additional shares may be purchased at any time. All of the terms outlined in Section #1 above apply, except the minimum investment is only $25.00. To make an investment online, log on to www.amstock.com and select “Shareholders” followed by “Account Access and General Information,” and finally “Account Access.” You will be prompted to enter your Unique Account ID. If you do not have a Unique Account ID, register directly online and your Unique Account ID will be provided. Follow the prompts when registering for your Unique Account ID. From the left toolbar, select “Purchase Additional Shares” and complete the steps. Optional cash payments may also be mailed to the Plan Administrator using the tear-off portion of your account statement (sent in conjunction with each scheduled dividend) or purchase transaction advice, or via detailed written instructions. You may also authorize the Plan Administrator, on an enrollment application or the Plan Administrator’s website, to make monthly purchases of a specified dollar amount by automatic withdrawal from your bank account. Funds will be withdrawn from your bank account, via electronic funds transfer (EFT), on the 10th day of each month (or the next following day if the 10th is not a business day). To terminate monthly purchases by automatic withdrawal, you must send the Plan Administrator written, signed instructions. It is your responsibility to notify the Plan Administrator if your direct debit information changes. All shares will be purchased in the open market at the current market price.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a general summary of U.S. federal income tax considerations generally applicable to the ownership and disposition of the notes. This discussion is based upon the Code, Treasury regulations and judicial decisions and administrative interpretations thereof, all as of the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. No ruling from the IRS has been or will be sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.
This discussion applies only to a holder of notes that acquires the notes pursuant to this offering at their “issue price” within the meaning of the applicable provisions of the Code and who holds the notes as a capital asset (generally, property held for investment) under the Code. This discussion does not address any U.S. federal estate or gift tax consequences or any state, local or non-U.S. tax consequences. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to investors in light of their particular circumstances, or to investors subject to special treatment under U.S. federal income tax law, including, but not limited to:

•	banks, insurance companies or other financial institutions;

•	pension plans or trusts;

•	U.S. noteholders (as defined below) whose functional currency is not the U.S. dollar;

•	real estate investment trusts;

•	regulated investment companies;

•	persons subject to the alternative minimum tax;

•	cooperatives;

•	tax-exempt organizations;

•	dealers in securities;

•	expatriates;

•	foreign persons or entities (except to the extent set forth below);

•	persons deemed to sell the notes under the constructive sale provisions of the Code; or

•	persons that hold the notes as part of a straddle, hedge, conversion transaction or other integrated investment.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) owns notes, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partners in a partnership that owns the notes should consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.
We encourage investors to consult their tax advisors regarding the specific consequences of an investment in our notes, including tax reporting requirements, the applicability of U.S. federal, state or local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Consequences to U.S. Noteholders
The following is a general summary of U.S. federal income tax consequences generally applicable to you if you are a U.S. noteholder. U.S. federal income tax consequences generally applicable to non-U.S. noteholders are described under “Consequences to Non-U.S. Noteholders” below. For purposes of this summary, the term “U.S. noteholder” means a beneficial owner of a note that is, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the U.S., (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the U.S., any of the States or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (A) if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (B) that has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes.
Stated interest and OID on the notes
Except as discussed below, a U.S. noteholder generally will be required to recognize stated interest as ordinary income at the time it is paid or accrued on the notes in accordance with its regular method of accounting for U.S. federal income tax purposes. In addition, if the notes’ “issue price” (the first price at which a substantial amount of the notes is sold to investors) is less than their “stated redemption price at maturity” (the sum of all payments to be made on the notes other than “qualified stated interest”) by more than a statutorily defined de minimis threshold, the notes will be issued with original issue discount, or “OID,” for U.S. federal income tax purposes. The term “qualified stated interest” generally means stated interest that is unconditionally payable at least annually at a single fixed rate or, if certain requirements are met (as described below), certain variable rates.
If the notes are issued with OID, a U.S. noteholder generally will be required to include the OID in gross income as ordinary interest income in advance of the receipt of cash attributable to that income and regardless of such holder’s regular method of tax accounting. Such OID will be included in gross income for each day during each taxable year in which the note is held using a constant yield-to-maturity method that reflects the compounding of interest. This means that the holder will have to include in income increasingly greater amounts of OID over time. Notice will be given in the applicable pricing supplement if we determine that a particular note will be issued with OID. We are required to provide information returns stating the amount of OID accrued on the notes held by persons of record other than certain exempt holders.
If the notes are “step-up notes” (i.e., notes with a fixed interest rate that increases at pre-determined intervals), the tax treatment described in the first sentence under “-Consequences to U.S. Noteholders-Stated interest and OID on the notes” assumes that we will have the right to call the notes at par (plus accrued but unpaid interest) on each date that the interest rate increases. If this is not the case, interest that exceeds the lowest rate payable under the step-up note may not be treated as qualified stated interest and, depending on the amount of such excess, may thus cause the step-up note to be treated as issued with OID, in which case the notes generally would be subject to the OID rules discussed above. Prospective investors are urged to consult their own tax advisors regarding the treatment of step-up notes or similar notes.
If you own a note issued with de minimis OID (i.e., discount that is not OID), you generally must include the de minimis OID in income at the time principal payments on the notes are made in proportion to the amount paid. Any amount of de minimis OID that you have included in income will be treated as capital gain.
Short-term notes
Notes that have a fixed maturity of one year or less, or “short-term notes,” will be subject to the following special rules.
All of the interest on a short-term note is treated as part of the short-term note’s stated redemption price at maturity, thereby giving rise to OID. Thus, all short-term notes will be OID debt securities. OID will be treated as accruing on a short-term debt instrument ratably or, at the election of a U.S. noteholder, under a constant yield method.
A U.S. noteholder that uses the cash method of tax accounting (with certain exceptions) will generally not be required to include OID in respect of the short-term note in income on a current basis, though they may be required to include stated interest in income as the income is received. Such a U.S. noteholder may not be allowed to deduct all of the interest paid or accrued on any indebtedness incurred or maintained to purchase or carry such a short-term note until the maturity of the note or its earlier disposition in a taxable transaction. In addition, such a U.S. noteholder will be required to treat any gain realized on a disposition of the note as ordinary income to the extent of the holder’s accrued OID on the note, and short-term capital gain to the extent the gain exceeds accrued OID. A U.S. noteholder that uses the cash method of tax accounting may, however, elect to include OID on a short-term note in income on a current basis. In such case, the limitation on the deductibility of interest described above will not apply. A U.S. noteholder that uses the accrual method of tax accounting and certain cash method holders generally will be required to include OID on a short-term note in income on a current basis.
Floating rate notes
In the case of a note that is a floating rate note (including a note based on LIBOR), special rules apply. In general, if a note qualifies for treatment as a “variable rate debt instrument” under Treasury regulations and provides for stated interest that is unconditionally payable at least annually at a variable rate that, subject to certain exceptions, is a single “qualified floating rate” or “objective rate,” each as defined below, all stated interest on the note is treated as qualified stated interest. In that case, both the note’s “yield to maturity” and “qualified stated interest” will be determined, for purposes of calculating the accrual of OID, if any, as though the note will bear interest in all periods throughout its term at a fixed rate generally equal to the rate that would be applicable to interest payments on the note on its issue date or, in the case of an objective rate (other than a “qualified inverse floating rate”), the rate that reflects the yield to maturity that is reasonably expected for the note. A U.S. noteholder of a variable rate debt instrument would then recognize OID, if any, that is calculated based on the note’s assumed yield to maturity. If the interest actually accrued or paid during an accrual period exceeds or is less than the assumed fixed interest, the qualified stated interest allocable to that period is increased or decreased under rules set forth in Treasury regulations. Special rules apply for determining the amount of OID for other variable rate debt instruments, such as instruments with more than one qualified floating rate or instruments with a single fixed rate and one or more qualified floating rates. U.S. noteholders should consult their own tax advisors with respect to the specific U.S. federal income tax considerations regarding any investment in a note that qualifies a “variable rate debt instrument.”

A note will generally qualify as a variable rate debt instrument if (a) the note’s issue price does not exceed the total noncontingent principal payments by more than the lesser of: (i) .015 multiplied by the product of the total noncontingent principal payments and the number of complete years to maturity from the issue date, or (ii) 15% of the total noncontingent principal payments; (b) the note provides for stated interest, compounded or paid at least annually, only at one or more qualified floating rates, a single fixed rate and one or more qualified floating rates, a single objective rate, or a single fixed rate and a single objective rate that is a qualified inverse floating rate; and (c) the value of the rate on any date during the term of the note is set no earlier than three months prior to the first day on which that value is in effect or no later than one year following that first day.
Generally, a rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous fluctuations in the cost of newly borrowed funds in the currency in which the debt instrument is denominated. A rate that equals LIBOR or LIBOR plus or minus a fixed spread is, in general, a qualified floating rate. However, a rate (including a rate based on LIBOR) will generally not be a qualified floating rate if, among other circumstances:

•
the rate is subject to one or more minimum or maximum rate floors or ceilings or one or more governors limiting the amount of increase or decrease in each case which are not fixed throughout the term of the note and which are reasonably expected as of the issue date to cause the rate in some accrual periods to be significantly higher or lower than the overall expected return on the note determined without the floor, ceiling, or governor; or

•
the rate is a multiple of a qualified floating rate unless the multiple is a fixed multiple that is greater than 0.65 but not more than 1.35 (provided, however, that if a multiple of a qualified floating rate is not within such limits and thus is not itself a qualified floating rate, it may nevertheless qualify as an “objective rate”).

If a note provides for two or more qualified floating rates that are within 0.25 percentage points of each other on the issue date or can reasonably be expected to have approximately the same values throughout the term of the note, the qualified floating rates together constitute a single qualified floating rate.
Generally, an objective rate is a rate that is determined using a single fixed formula that is based on objective financial or economic information such as one or more qualified floating rates. An objective rate is a qualified inverse floating rate if that rate is equal to a fixed rate minus a qualified floating rate and variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate. A variable rate will generally not qualify as an objective rate if, among other circumstances, it is reasonably expected that the average value of the variable rate during the first half of the term of the note will be either significantly less than or significantly greater than the average value of the rate during the final half of the term of the note.
If a floating rate note does not qualify as a “variable rate debt instrument,” the note generally will be subject to taxation under special rules applicable to contingent payment debt instruments. U.S. noteholders should consult their own tax advisors with respect to the specific U.S. federal income tax considerations regarding such notes.
Sale, exchange, redemption or other taxable disposition of the notes
Subject to the special rules for short-term notes discussed above, upon the sale, exchange, redemption or other taxable disposition of a note, a U.S. noteholder generally will recognize capital gain or loss in an amount equal to the difference between (1) the sum of cash plus the fair market value of all other property received on such disposition (except to the extent such cash or property is attributable to accrued but unpaid interest, which, to the extent not previously included in income, generally will be taxable as ordinary income) and (2) its adjusted tax basis in the note. A U.S. noteholder’s adjusted tax basis in a note generally will equal the price the U.S. noteholder paid for the note increased by OID (including with respect to a short-term note), if any, previously included in income with respect to that note, and reduced by any cash payments on the note other than qualified stated interest. Such capital gain or loss will be long-term capital gain or loss if, at the time of such taxable disposition, the U.S. noteholder has held the note for more than one year. The deductibility of capital losses is subject to limitations.
Medicare tax
Certain U.S. noteholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes interest on the notes and capital gains from the sale or other disposition of the notes.
Information reporting and backup withholding
In general, information reporting requirements will apply to certain payments of principal and interest (including OID) and to the proceeds of sale of a note paid to a U.S. noteholder (unless such noteholder is an exempt recipient). A backup withholding tax may apply to such payments if a U.S. noteholder fails to provide a taxpayer identification number or certification of exempt status, or if it is otherwise subject to backup withholding.
Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a U.S. noteholder’s United States federal income tax liability provided the required information is timely furnished to the IRS.
Consequences to Non-U.S. Noteholders
The following is a general summary of U.S. federal income tax consequences generally applicable to you if you are a non-U.S. noteholder. A beneficial owner of a note that is not a partnership for U.S. federal income tax purposes (including any entity or arrangement otherwise treated as a partnership for U.S. federal income tax purposes) or a U.S. noteholder is referred to herein as a “non-U.S. noteholder.”
Stated interest and OID on the notes
Subject to the discussion below under the heading “Other withholding rules,” stated interest and OID, if any, paid or accrued to a non-U.S. noteholder will generally not be subject to U.S. federal income or withholding tax if the interest or OID is not effectively connected with its conduct of a trade or business within the United States and is not considered contingent interest within the meaning of Section 871(h)(4)(A) of the Code (generally relating to interest payments that are determined by reference to the income, profits, receipts, cash flow, changes in the value of non-publicly-traded property or other attributes of, or distributions or similar payments paid by, the debtor or a related party), and the non-U.S. noteholder:

•	does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	is not a “controlled foreign corporation” with respect to which we are, directly or indirectly, a “related person”;

•	is not a bank whose receipt of interest on the notes is described in section 881(c)(3)(A) of the Code; and

•
provides its name and address, and certifies, under penalties of perjury, that it is not a U.S. person (on a properly executed IRS Form W-8BEN or W-8BEN-E (or other applicable form)), or holds its notes through certain foreign intermediaries and satisfies the certification requirements of applicable Treasury regulations.

If a non-U.S. noteholder does not qualify for an exemption under these rules, interest income and OID, if any, from the notes may be subject to withholding tax at the rate of 30% (or lower applicable treaty rate). Stated interest and OID, if any, effectively connected with a non-U.S. noteholder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, which is attributable to a United States permanent establishment), however, would not be subject to a 30% withholding tax so long as the non-U.S. noteholder provides us or our paying agent an adequate certification (currently on IRS Form W-8ECI); such payments of interest generally would be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if a non-U.S. noteholder is a foreign corporation and the stated interest and OID, if any, is effectively connected with its conduct of a U.S. trade or business, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. To claim the benefit of a tax treaty, a non-U.S. noteholder must provide a properly executed IRS Form W-8BEN or W-8BEN-E (or other applicable form) to us or our paying agent before the payment of stated interest or OID, and may be required to obtain a U.S. taxpayer identification number and provide documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.
Sale, exchange, redemption or other taxable disposition of the notes
Any gain recognized by a non-U.S. noteholder on the sale, exchange, redemption or other taxable disposition of the notes (except with respect to accrued and unpaid interest, which would be taxed as described under “Consequences to Non-U.S. Noteholders-Stated interest and OID on the notes” above) generally will not be subject to U.S. federal income tax unless:

•	the gain is effectively connected with its conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment); or

•
the non-U.S. noteholder is a nonresident alien individual present in the U.S. for 183 or more days in the taxable year within which the sale, exchange, redemption or other disposition takes place and certain other requirements are met.

If a non-U.S. noteholder is a holder described in the first bullet point above, the net gain derived from the sale, exchange, redemption or other taxable disposition of its notes generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if such non-U.S. noteholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. If a non-U.S. noteholder is a holder described in the second bullet point above, it will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, exchange, redemption or other taxable disposition of its notes, which may be offset by U.S. source capital losses, even though it is not considered a resident of the United States.
Information Reporting and Backup Withholding
Generally, we must report to the IRS and to a non-U.S. noteholder the amount of interest (including OID) on the notes paid to a non-U.S. noteholder and the amount of tax, if any, withheld with respect to those payments if the notes are in registered form. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which a non-U.S. noteholder resides under the provisions of an applicable income tax treaty.
In general, a non-U.S. noteholder will not be subject to backup withholding with respect to payments on the notes that we make to such noteholder provided that we do not have actual knowledge or reason to know that such noteholder is a U.S. person as defined under the Code, and we have received from you the statement described above under the fourth bullet point under “Consequences to Non-U.S. Noteholders-Stated interest and OID on the notes.”
In addition, no information reporting requirements or backup withholding will be required regarding the proceeds of the sale of a note made within the United States or conducted through certain United States-related financial intermediaries, if the payor receives the statement described above and does not have actual knowledge or reason to know that the non-U.S. noteholder is a U.S. person as defined under the Code, or the non-U.S. noteholder otherwise establishes an exemption.
Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a non-U.S. noteholder’s United States federal income tax liability provided the required information is timely furnished to the IRS.
Other withholding rules
Withholding at a rate of 30% will be required on interest in respect of notes held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Accordingly, the entity through which notes are held will affect the determination of whether such withholding is required. An intergovernmental agreement between the United States and an applicable foreign country, or future guidance, may modify these requirements. Similarly, interest in respect of notes held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Non-U.S. noteholders are encouraged to consult with their tax advisors regarding the possible implications of these requirements on their investment in notes.
Non-U.S. noteholders should consult any applicable income tax treaties that may provide for different rules. In addition, non-U.S. noteholders are urged to consult their tax advisors regarding the tax consequences of the purchase, ownership and disposition of the notes.
The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized capital stock consists of 1,000,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. Our common stock is traded on the NASDAQ Global Select Market under the symbol “PSEC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. Our Board of Directors will only take such actions in accordance with Section 18 as modified by Section 61 of the 1940 Act. The 1940 Act limits business development companies to only one class or series of common stock and only one class of preferred stock. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
The below table sets forth each class of our outstanding securities as of September 11, 2019:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by the Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	1,000,000,000	—	367,287,535
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that, prior to the issuance of preferred stock, holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution (other than in shares of stock) is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until all arrears are cured. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to operate other than as an investment company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Provisions Of The Maryland General Corporation Law And Our Charter And Bylaws
Anti-takeover Effect
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Control Share Acquisitions
The Maryland General Corporation Law under the Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of holders of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
The Maryland Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will notify the Division of Investment Management at the SEC prior to amending our bylaws to be subject to the Maryland Control Share Acquisition Act and will make such amendment only if the Board of Directors determines that it would be in our best interests.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.
After the five-year prohibition, any such business combination must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute provides various exemptions from its provisions, including for business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflicts with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Maryland Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Maryland Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Classified Board of Directors
Our Board of Directors is divided into three classes of directors serving classified three-year terms. The current terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2020, 2021 and 2019, respectively, and in each case, until their successors are duly elected and qualify. Each year one class of directors will be elected to the Board of Directors by the stockholders to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Our charter provides that, at such time as we are eligible to make the election provided for under Section 3-802(b) of the Maryland General Corporation Law, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who was a stockholder of record both at the time of provision of notice and at the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of provision of notice and at the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by the chairman of the Board, our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.
Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.
Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Act discussed above, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

REGULATION
We are a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, in connection with an investment or acquisition financing of a portfolio company, we may purchase or otherwise receive warrants to purchase the common stock of the portfolio company. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except with respect to money market funds we generally cannot acquire more than 3% of the voting stock of any regulated investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments subject our stockholders indirectly to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.
Qualifying Assets
Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:
(1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act and rules adopted pursuant thereto as any issuer which:
(a)   is organized under the laws of, and has its principal place of business in, the United States;
(b)   is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for exclusions under the 1940 Act for certain financial companies such as banks, brokers, commercial finance companies, mortgage companies and insurance companies; and
(c)   satisfies any of the following:
1.     does not have any class of securities with respect to which a broker or dealer may extend margin credit;
2.     is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;
3.     is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;
4.     does not have any class of securities listed on a national securities exchange; or
5.     has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.

(2)   Securities in companies that were eligible portfolio companies when we made our initial investment if certain other requirements are satisfied.
(3)   Securities of any eligible portfolio company which we control.
(4)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.
(5)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(6)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(7)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), (3) or (4) above.
Managerial Assistance to Portfolio Companies
In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. Examples of such activities include advice on marketing, operations, fulfillment and overall strategy, capital budgeting, managing relationships with financing sources, recruiting management personnel, evaluating acquisition and divestiture opportunities, participating in board and management meetings, consulting with and advising officers of portfolio companies, and providing other organizational and financial guidance. We provide significant managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. Prospect Administration provides such managerial assistance on our behalf to portfolio companies, including controlled companies, when we are required to provide this assistance, utilizing personnel from Prospect Capital Management.
Temporary Investments
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in money market funds, U.S. Treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities
We are permitted, under specified conditions, to issue multiple classes of indebtedness and classes of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. On March 23, 2018, President Trump signed into law the Small Business Credit Availability, which included various changes to regulations under the federal securities laws that impact BDCs, including changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. While certain other BDCs have elected to allow for the increase in leverage, after consideration of the expected negative impact on us, including a rating downgrade by S&P, our Board of Directors has not currently elected to approve application of the modified asset coverage requirement for the Company. If we choose to take advantage of such additional leverage, it will mean that for every $100 of net assets, we may raise $200 from senior securities, such as borrowings or issuing preferred stock. If this ratio declines below 150%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. The 1940 Act allows BDCs to issue multiple series of the same class of preferred stock and to issue multiple classes in connection with certain refundings or reorganizations. In addition, while any preferred stock or public debt securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios after giving effect to such distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors.”
Code of Ethics
We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”
Investment Concentration
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. While we are broadening the portfolio, many of our existing investments are in the energy and energy related industries.
Compliance Policies and Procedures
We and our Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Kristin L. Van Dask serves as our Chief Compliance Officer.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to Prospect Capital Management. The Proxy Voting Policies and Procedures of Prospect Capital Management are set forth below. The guidelines are reviewed periodically by Prospect Capital Management and our independent directors, and, accordingly, are subject to change.
Introduction.    As an investment adviser registered under the Advisers Act, Prospect Capital Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for Prospect Capital Management’s Investment Advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy policies.    These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that Prospect Capital Management may be required to consider. In general, Prospect Capital Management will vote proxies in accordance with these guidelines unless: (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients’ best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, Prospect Capital Management will apply the following general policies:

Elections of directors.     In general, Prospect Capital Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board of Directors or Prospect Capital Management determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. Prospect Capital Management believes that directors have a duty to respond to stockholder actions that have received significant stockholder support. Prospect Capital Management may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a stockholder vote and failure to act on tender offers where a majority of stockholders have tendered their shares. Finally, Prospect Capital Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.
Appointment of auditors.     Prospect Capital Management believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation.
Changes in capital structure.     Changes in a company’s charter, articles of incorporation or by-laws may be required by state or U.S. Federal regulation. In general, Prospect Capital Management will cast its votes in accordance with the company’s management on such proposal. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or U.S. federal regulation.
Corporate restructurings, mergers and acquisitions.     Prospect Capital Management believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.
Proposals affecting the rights of stockholders.     Prospect Capital Management will generally vote in favor of proposals that give stockholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals, Prospect Capital Management will weigh the financial impact of the proposal against the impairment of the rights of stockholders.
Corporate governance.     Prospect Capital Management recognizes the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the stockholders. Prospect Capital Management favors proposals promoting transparency and accountability within a company.
Anti-takeover measures.    The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure’s likely effect on stockholder value dilution.
Stock splits.     Prospect Capital Management will generally vote with the management of the company on stock split matters.
Limited liability of directors.     Prospect Capital Management will generally vote with management on matters that would affect the limited liability of directors.
Social and corporate responsibility.     The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on stockholder value. Prospect Capital Management may abstain from voting on social proposals that do not have a readily determinable financial impact on stockholder value.
Proxy voting procedures.     Prospect Capital Management will generally vote proxies in accordance with these guidelines. In circumstances in which (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients’ best interests, the Proxy Voting Committee will vote the proxy.
Proxy voting committee.     Prospect Capital Management has formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact the management of the company and interested stockholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.
Conflicts of interest.     Prospect Capital Management recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer that is its advisory client or a client or customer of one of our affiliates or with whom it has another business or personal relationship that may affect how it votes on the issuer’s proxy. Prospect Capital Management believes that adherence to these policies and procedures ensures that proxies are voted with only its clients’ best interests in mind. To ensure that its votes are not the product of a conflict of interests, Prospect Capital Management requires that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Prospect Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy voting.     Each account’s custodian will forward all relevant proxy materials to Prospect Capital Management, either electronically or in physical form to the address of record that Prospect Capital Management has provided to the custodian.
Proxy recordkeeping.    Prospect Capital Management must retain the following documents pertaining to proxy voting:

•	copies of its proxy voting policies and procedures;

•	copies of all proxy statements;

•	records of all votes cast by Prospect Capital Management;

•	copies of all documents created by Prospect Capital Management that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

•	copies of all written client requests for information with regard to how Prospect Capital Management voted proxies on behalf of the client as well as any written responses provided.
All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.
Proxy voting records.    Clients may obtain information about how Prospect Capital Management voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Capital Management L.P., 10 East 40th Street, 42nd Floor, New York, NY 10016.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies. In addition to our Chief Executive and Chief Financial Officers’ required certifications as to the accuracy of our financial reporting, we are also required to disclose the effectiveness of our disclosure controls and procedures as well as report on our assessment of our internal controls over financial reporting, the latter of which must be audited by our independent registered public accounting firm.
The Sarbanes-Oxley Act also requires us to continually review our policies and procedures to ensure that we remain in compliance with all rules promulgated under the Act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Our securities are held under custody agreements by (1) U.S. Bank National Association, (2) Israeli Discount Bank of New York Ltd., (3) Fifth Third Bank, (4) Peapack-Gladtone Bank, (5) Customers Bank, (6) Key Bank National Association, and (7) BankUnited, N.A. The addresses of the custodians are: (1) U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, Attention: Prospect Capital Corporation Custody Account Administrator; (2) Israeli Discount Bank of New York Ltd., 511 Fifth Avenue, New York, NY 10017, Attention: Prospect Capital Corporation, Account Administrator; (3) Fifth Third Bank, 38 Fountain Square Plaza, MD1090CD, Cincinnati, OH, 45263, Attention: Prospect Capital Corporation Custody Account Administrator; (4) Peapack-Gladstone Bank, 500 Hills Drive, Bedminster, New Jersey 07921, Attention: Prospect Capital Corporation, Account Administrator; (5) Customers Bank, 99 Park Avenue, New York, New York 10016, Attention: Prospect Capital Corporation, Account Administrator; (6) Key Bank National Association, 127 Public Square, Cleveland, Ohio 44114, Attention: Prospect Capital Corporation, Account Administrator; (7) BankUnited, N.A., 445 Broadhollow Road, Suite 130, Melville, New York 11747, Ref: Prospect Capital Corporation; and (8) Deutsche Bank Trust Company Americas, 1761 East St. Andrew Place, Santa Ana, CA 92705, Attention: Mortgage Custody - PC141C. American Stock Transfer & Trust Company acts as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. We have not paid any brokerage commissions during the three most recent fiscal years. Subject to policies established by our Board of Directors, Prospect Capital Management is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions.
Prospect Capital Management does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Prospect Capital Management generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Prospect Capital Management may select a broker based partly upon brokerage or research services provided to it and the Company and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Prospect Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION
Under the terms of the Selling Agent Agreement dated September 16, 2019, which we refer to as the “Selling Agent Agreement,” the notes will be offered on a continuous basis, as permitted by the federal securities laws, by us to the Purchasing Agent for subsequent resale to agents, including Citigroup Global Markets Inc. and RBC Capital Markets, LLC and other dealers who are broker-dealers and securities firms. The agents, including the Purchasing Agent, and the additional agents named from time to time pursuant to the Selling Agent Agreement, are, or will be, parties to the Selling Agent Agreement. The notes will be offered for sale in the United States only. Dealers who are members of the selling group have executed a Master Selected Dealer Agreement with the Purchasing Agent. We also may appoint additional agents to sell the notes. Any sale of the notes through those additional agents, however, will be on the same terms and conditions to which the original agents have agreed. The Purchasing Agent will purchase the notes at a discount ranging from 0.4% to 3.8% of the non-discounted price for each note sold. However, we also may sell the notes to the Purchasing Agent at a discount greater than or less than the range specified above. The discount at which we sell the notes to the Purchasing Agent will be set forth in the applicable pricing supplement. The Purchasing Agent also may sell notes to dealers at a concession not in excess of the discount it received from us. In certain cases, the Purchasing Agent and the other agents and dealers may agree that the Purchasing Agent will retain the entire discount. We will disclose any particular arrangements in the applicable pricing supplement.
We will sell the notes on a continuous basis with periodic closings. Following the solicitation of orders, each of the agents, severally and not jointly, may purchase notes as principal for its own account from the Purchasing Agent. Unless otherwise set forth in the applicable pricing supplement, these notes will be purchased by the agents and resold by them to one or more investors at a fixed public offering price. After the initial public offering of notes, the public offering price (in the case of notes to be resold at a fixed public offering price), discount and concession may be changed.
Except for notes sold to level-fee accounts, notes offered to the public will be offered at the public offering price set forth in the applicable pricing supplement. Agents purchasing notes on an agency basis for client accounts shall purchase notes at the public offering price. Notes sold by the Agents for their own account may be sold at the public offering price less a discount specified in the applicable pricing supplement. Notes purchased by the Agents on behalf of level-fee accounts may be sold to such accounts at the discount to the public offering price specified in the applicable pricing supplement, in which case, such Agents will not retain any portion of the sales price as compensation.
We have the sole right to accept offers to purchase notes and may reject any proposed offer to purchase notes in whole or in part. Each agent also has the right, in its discretion reasonably exercised, to reject any proposed offer to purchase notes in whole or in part. We reserve the right to withdraw, cancel or modify any offer without notice. We also may change the terms, including the interest rate we will pay on the notes, at any time prior to our acceptance of an offer to purchase.
Each agent, including the Purchasing Agent, will be deemed to be an “underwriter” within the meaning of the Securities Act. We have agreed to indemnify the agents against certain liabilities, including liabilities under the Securities Act, or to contribute to any payments they may be required to make in respect of such liabilities. We also have agreed to reimburse the agents for certain expenses.
No note will have an established trading market when issued. We do not intend to apply for the listing of the notes on any securities exchange. However, we have been advised by the agents that they may purchase and sell notes in the secondary market as permitted by applicable laws and regulations. The agents are not obligated to make a market in the notes, and they may discontinue making a market in the notes at any time without notice. Neither we nor the agents can provide any assurance regarding the development, liquidity or maintenance of any trading market for any notes. All secondary trading in the notes will settle in same-day funds. See “Registration and Settlement.”
In connection with certain offerings of notes, the rules of the SEC permit the Purchasing Agent to engage in transactions that may stabilize the price of the notes. The Purchasing Agent will conduct these activities for the agents. These transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. A short sale is the sale by the Purchasing Agent of a greater amount of notes than the amount the Purchasing Agent has agreed to purchase in connection with a specific offering of notes. Stabilizing transactions consist of certain bids or purchases made by the Purchasing Agent to prevent or retard a decline in the price of the notes while an offering of notes is in process. In general, these purchases or bids for the notes for the purpose of stabilization or to reduce a syndicate short position could cause the price of the notes to be higher than it might otherwise be in the absence of those purchases or bids. Neither we nor the Purchasing Agent makes any representation or prediction as to the direction or magnitude of any effect that these transactions may have on the price of any notes. In addition, neither we nor the Purchasing Agent makes any representation that, once commenced, these transactions will not be discontinued without notice. The Purchasing Agent is not required to engage in these activities and may end any of these activities at any time.

Some of the agents and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.
In addition, in the ordinary course of their business activities, the agents and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The agents and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments

LEGAL MATTERS
The legality of the notes will be passed upon for the Company by Sean Dailey, our Vice President, Legal, Skadden, Arps, Slate, Meagher & Flom LLP, or “Skadden, Arps”, New York, New York, and Venable LLP, as Maryland counsel, Baltimore, Maryland, will pass on certain matters for the Company. Troutman Sanders LLP will pass on certain matters for the agents. Skadden, Arps and Venable LLP each have from time to time acted as counsel for us and our subsidiaries and may do so in the future.

INDEPENDENT ACCOUNTING FIRMS
BDO USA, LLP is the independent registered public accounting firm of the Company and National Property REIT Corp. RSM US LLP is the independent accounting firm of First Tower Finance Company LLC.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the notes offered by this prospectus. The registration statement contains additional information about us and the notes being registered by this prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2019, are available free of charge by contacting us at 10 East 40th Street, 42nd floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us, including the indenture, with the SEC which are available on the SEC’s Internet site at http://www.sec.gov.
No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by us or the Purchasing Agent or any agent. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

Report of Independent Registered Public Accounting Firm
Shareholders and Board of Directors
Prospect Capital Corporation
New York, New York
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statements of assets and liabilities of Prospect Capital Corporation and subsidiaries (the “Company”), including the consolidated schedules of investments, as of June 30, 2019 and 2018, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2019, and the related notes, including the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at June 30, 2019 and 2018, and the results of its operations, the changes in its net assets, and its cash flows for each of the three years in the period ended June 30, 2019, and its financial highlights for each of the five years in the period ended June 30, 2019, in conformity with accounting principles generally accepted in the United States of America.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the Company's internal control over financial reporting as of June 30, 2019, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) and our report dated August 27, 2019 expressed an unqualified opinion thereon.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 and 2018 by correspondence with the custodians, brokers and portfolio companies, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Investments
As described in Notes 2 and 3 to the consolidated financial statements, the Company's consolidated investments at fair value were $5,654 million at June 30, 2019. Investments were valued in accordance with ASC 820, Fair Value Measurement (“ASC 820”), which defines the fair value of investments as the price received upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted. The Company’s investment portfolio is primarily comprised of privately held equity and debt instruments, all of which have been determined to be level 3 investments. Per ASC 820, level 3 investments utilize inputs that are unobservable and significant to the entire fair value measurement. The fair value of investments in equity and debt instruments is determined on a quarterly basis by the Board of Directors based on input from third-party valuation firms, management and the Audit Committee. The third-party valuation firms prepare independent valuations with a range of values for each investment based on their independent assessments.
We identified the valuation of investments as a critical audit matter. The principal considerations for our determination are: (i) the number of illiquid investment types in which the Company invests, including portfolio companies, collateralized loan obligations (“CLO”), real estate, and peer to peer loans, (ii) the use of various complex models to value these investments, and (iii) the use of significant unobservable inputs and assumptions in the valuation models. Auditing these complex models and management’s assumptions involved a high degree of auditor judgment and specialized skills and knowledge needed.
The primary procedures we performed to address this critical audit matter included:

•
Evaluating the reasonableness of management’s fair value estimates of investments by assessing management’s and the third-party valuation firms' models and assumptions used for each investment type, testing the accuracy and relevance of significant underlying data, and recalculating the fair value estimates for accuracy. Significant underlying data tested included audited and interim financial statements from portfolio companies containing revenue and earnings before interest, taxes, depreciation, and amortization (“EBITDA”) amounts, EBITDA adjustments, contracted cash flows based on loan terms, budgets, collateral detail, property net operating income, and relevant peer to peer loan details.

•
Utilizing BDO valuation specialists to assist in evaluating: (i) the appropriateness of valuation models, such as the market valuation or income approach, including discounted cash flow models or net asset value (“NAV”) analysis, (ii) whether assumptions used, including revenue or EBITDA multiples, discount rates, capitalization rates, projected loss rates and market yields for the different types of investments, were reasonable, and (iii) in performing independent fair value calculations for CLOs and peer to peer loans.

•	Testing the reasonableness of fair values determined by management against recent or subsequent transactions, where applicable.
CLO Interest Income Recognition
The Company’s interest income derived from CLOs listed as structured credit securities was $140 million for the year ended June 30, 2019. As described in Note 2 to the consolidated financial statements, interest income from investments in the “equity” class of securities of CLO funds is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows. For each CLO security, the estimate of future cash flow is generated using third-party cash flow models, modeled with the terms of the CLO and its structure, and assumptions such as default rate, prepayment rate, recovery rate, and reinvestment spread. The estimated future cash flows are used to estimate the effective yield that is applied to determine CLO interest income. Management of the Company monitors the expected cash inflows from the Company’s CLO equity investments, including the expected residual payments. The effective yield is determined and updated quarterly.
We identified CLO interest income recognition as a critical audit matter. The principal considerations for our determination are the high degree of subjectivity and complexity in auditing management’s judgments relating to the various assumptions used in the future cash flow models, which are then used to allocate interest income to the “equity” class of the CLO.

The primary procedures we performed to address this critical audit matter included:

•
Utilizing BDO valuation specialists to assist in evaluating the reasonableness and appropriateness of management’s significant assumptions used to estimate projected future cash flows from CLOs such as assumptions related to default rate, prepayment rate, recovery rate, and reinvestment spread.

•
Testing CLO interest income through: (i) observation of management’s regeneration of future cash flows using their third-party cash flow engine, (ii) recalculation of management’s accretable yield and resulting income from respective cash flow runs, and (iii) testing management’s assumptions by recalculating and independently corroborating management provided inputs, including call dates, CLO manager specific default rates, and recovery rates to external sources and confirmations received directly from the underlying collateral managers.

•
Evaluating the reasonableness of CLO projected cash flows against actual cash collections, where applicable. Evaluating significant variances, if any, to determine whether the methodology and assumptions utilized were appropriate.

/s/ BDO USA, LLP
BDO USA, LLP
We have served as the Company’s auditor since 2005.

New York, New York
August 27, 2019

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	June 30, 2019	June 30, 2018

Assets
Investments at fair value:
Control investments (amortized cost of $2,385,806 and $2,300,526, respectively)	$2,475,924	$2,404,326
Affiliate investments (amortized cost of $177,616 and $55,637, respectively)	76,682	58,436
Non-control/non-affiliate investments (amortized cost of $3,368,880 and $3,475,295, respectively)	3,100,947	3,264,517
Total investments at fair value (amortized cost of $5,932,302 and $5,831,458, respectively)	5,653,553	5,727,279
Cash	107,098	83,758
Receivables for:
Interest, net	26,504	19,783
Other	3,326	1,867
Due from broker	—	3,029
Prepaid expenses	1,053	984
Due from Affiliate	—	88
Deferred financing costs on Revolving Credit Facility (Note 4)	8,529	2,032
Total Assets	5,800,063	5,838,820

Liabilities
Revolving Credit Facility (Notes 4 and 8)	167,000	37,000
Convertible Notes (less unamortized discount and debt issuance costs of $13,867 and $13,074, respectively) (Notes 5 and 8)	739,997	809,073
Prospect Capital InterNotes® (less unamortized debt issuance costs of $12,349 and $11,998, respectively) (Notes 7 and 8)	695,350	748,926
Public Notes (less unamortized discount and debt issuance costs of $13,826 and $11,007, respectively) (Notes 6 and 8)	780,548	716,810
Due to Prospect Capital Management (Note 13)	46,525	49,045
Interest payable	34,104	33,741
Dividends payable	22,028	21,865
Due to broker	—	6,159
Accrued expenses	5,414	5,426
Due to Prospect Administration (Note 13)	1,885	2,212
Other liabilities	937	1,516
Total Liabilities	2,493,788	2,431,773
Commitments and Contingencies (Note 3)
Net Assets	$3,306,275	$3,407,047

Components of Net Assets
Common stock, par value $0.001 per share (1,000,000,000 common shares authorized; 367,131,025 and 364,409,938 issued and outstanding, respectively) (Note 9)	$367	$364
Paid-in capital in excess of par (Note 9)	4,039,872	4,021,541
Total distributable earnings (loss)	(733,964)	(614,858)
Net Assets	$3,306,275	$3,407,047
Net Asset Value Per Share (Note 16)	$9.01	$9.35
See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)

	Year Ended June 30,
	2019	2018	2017
Investment Income
Interest income:
Control investments	$211,212	$195,487	$177,496
Affiliate investments	943	553	297
Non-control/non-affiliate investments	271,907	285,473	342,696
Structured credit securities	140,054	125,499	148,228
Total interest income	624,116	607,012	668,717
Dividend income:
Control investments	34,127	11,279	5,250
Affiliate investments	659	—	—
Non-control/non-affiliate investments	1,243	1,767	429
Total dividend income	36,029	13,046	5,679
Other income:
Control investments	36,011	15,080	11,470
Non-control/non-affiliate investments	7,611	22,707	15,180
Total other income (Note 10)	43,622	37,787	26,650
Total Investment Income	703,767	657,845	701,046
Operating Expenses
Base management fee (Note 13)	121,833	118,046	122,874
Income incentive fee (Note 13)	78,215	71,713	76,520
Interest and credit facility expenses	157,231	155,039	164,848
Allocation of overhead from Prospect Administration (Note 13)	14,837	10,031	13,246
Audit, compliance and tax related fees	5,014	5,539	5,088
Directors’ fees	457	450	454
Excise tax	—	—	(1,100)
Other general and administrative expenses	13,321	10,177	13,034
Total Operating Expenses	390,908	370,995	394,964
Net Investment Income	312,859	286,850	306,082
Net Realized and Change in Unrealized Gains (Losses) from Investments
Net realized gains (losses)
Control investments	14,309	13	(65,915)
Affiliate investments	—	(13,351)	137
Non-control/non-affiliate investments	375	(5,126)	(30,528)
Net realized gains (losses)	14,684	(18,464)	(96,306)
Net change in unrealized (losses) gains
Control investments	5,105	55,670	86,817
Affiliate investments	(35,449)	25,671	553
Non-control/non-affiliate investments	(144,225)	(42,270)	(37,229)
Net change in unrealized (losses) gains	(174,569)	39,071	50,141
Net Realized and Change in Unrealized (Losses) Gains from Investments	(159,885)	20,607	(46,165)
Net realized losses on extinguishment of debt	(8,487)	(7,594)	(7,011)
Net Increase in Net Assets Resulting from Operations	$144,487	$299,863	$252,906
Net increase in net assets resulting from operations per share	$0.39	$0.83	$0.70
Dividends declared per share	$(0.72)	$(0.77)	$(1.00)

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands, except share data)

	Common Stock
	Shares	Par	Paid-in capital in excess of par	Distributable earnings (loss)	Total Net Assets
Balance as of June 30, 2016	357,107,231	$357	$3,967,397	$(531,837)	$3,435,917
Net Increase in Net Assets Resulting from Operations:
Net investment income				306,082	306,082
Net realized losses				(103,317)	(103,317)
Net change in net unrealized gains				50,141	50,141
Distributions to Shareholders:					—
Distributions from earnings				(358,987)	(358,987)
Value of shares issued through reinvestment of dividends	2,969,702	3	25,113		25,116
Tax reclassifications of net assets (Note 12)			(1,193)	1,193	—
Total increase (decrease) for the year ended June 30, 2017	2,969,702	3	23,920	(104,888)	(80,965)
Balance as of June 30, 2017	360,076,933	$360	$3,991,317	$(636,725)	$3,354,952
Net Increase in Net Assets Resulting from Operations:
Net investment income				286,850	286,850
Net realized losses				(26,058)	(26,058)
Net change in net unrealized gains				39,071	39,071
Distributions to Shareholders:					—
Distributions from earnings				(277,224)	(277,224)
Value of shares issued through reinvestment of dividends	4,333,005	4	29,452		29,456
Tax reclassifications of net assets (Note 12)			772	(772)	—
Total increase for the year ended June 30, 2018	4,333,005	4	30,224	21,867	52,095
Balance as of June 30, 2018	364,409,938	$364	$4,021,541	$(614,858)	$3,407,047
Net Increase in Net Assets Resulting from Operations:
Net investment income				312,859	312,859
Net realized gains				6,197	6,197
Net change in net unrealized losses				(174,569)	(174,569)
Distributions to Shareholders:					—
Distributions from earnings				(263,624)	(263,624)
Value of shares issued through reinvestment of dividends	2,721,087	3	18,362		18,365
Tax reclassifications of net assets (Note 12)			(31)	31	—
Total increase (decrease) for the year ended June 30, 2019	2,721,087	3	18,331	(119,106)	(100,772)
Balance as of June 30, 2019	367,131,025	$367	$4,039,872	$(733,964)	$3,306,275

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except share data)

	Year Ended June 30,
	2019	2018	2017
Operating Activities
Net increase in net assets resulting from operations	$144,487	$299,863	$252,906
Net realized losses on extinguishment of debt	8,487	7,594	7,011
Net realized losses (gains) on investments	(14,684)	18,464	96,306
Net change in unrealized losses (gains) on investments	174,569	(39,071)	(50,141)
Amortization of discounts, net	(9,595)	31,005	88,827
Accretion of discount on Public Notes (Note 6)	667	226	269
Amortization of deferred financing costs	10,837	12,063	13,013
Payment-in-kind interest	(43,635)	(9,404)	(17,808)
Structuring fees	(4,240)	(13,959)	(12,929)
Change in operating assets and liabilities:
Payments for purchases of investments	(656,668)	(1,707,294)	(1,458,733)
Proceeds from sale of investments and collection of investment principal	627,978	1,831,286	1,413,882
(Decrease) increase in due to broker	(6,159)	(44,212)	49,414
(Decrease) increase in due to Prospect Capital Management	(2,520)	796	(5,900)
Decrease (increase) in due from broker	3,029	(3,029)	—
(Increase) decrease in interest receivable, net	(6,721)	(10,224)	2,568
Increase (decrease) in interest payable	363	(4,889)	(2,174)
(Decrease) increase in accrued expenses	(12)	1,046	2,121
(Decrease) in other liabilities	(578)	(581)	(1,536)
(Increase) in other receivables	(1,459)	(943)	(756)
Decrease (increase) in due from affiliate	88	(74)	(14)
(Increase) decrease in prepaid expenses	(69)	141	(270)
(Decrease) increase in due to Prospect Administration	(327)	302	145
Net Cash Provided by Operating Activities	223,838	369,106	376,201
Financing Activities
Borrowings under Revolving Credit Facility (Note 4)	1,178,154	810,000	635,000
Principal payments under Revolving Credit Facility (Note 4)	(1,048,154)	(773,000)	(635,000)
Issuances of Public Notes, net of original issue discount (Note 6)	220,092	125,000	37,466
Repurchase of Public Notes (Note 6)	(153,536)	(146,464)	—
Redemptions of Convertible Notes (Note 5)	(271,258)	(234,506)	(366,433)
Issuance of Convertible Notes (Note 5)	201,250	103,500	225,000
Issuances of Prospect Capital InterNotes® (Note 7)	236,971	76,297	138,882
Redemptions of Prospect Capital InterNotes®, net (Note 7)	(290,196)	(295,867)	(67,196)
Financing costs paid	(28,725)	(12,480)	(10,012)
Dividends paid	(245,096)	(255,911)	(333,623)
Net Cash Used in Financing Activities	(200,498)	(603,431)	(375,916)

Net Increase (Decrease) in Cash	23,340	(234,325)	285
Cash at beginning of year	83,758	318,083	317,798
Cash at End of year	$107,098	$83,758	$318,083
Supplemental Disclosures
Cash paid for interest	$145,364	$147,639	$153,740
Non-Cash Financing Activities
Value of shares issued through reinvestment of dividends	$18,365	$29,456	$25,116
Cost basis of investments written off as worthless	$371	$20,316	$86,605

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(47)

CP Energy Services Inc.(20)	Energy Equipment & Services	Senior Secured Term Loan (13.60% (LIBOR + 11.00% with 1.00% LIBOR floor), due 12/29/2022)(11)	12/29/2017	$35,048	$35,048	$35,048	1.1%
		Senior Secured Term Loan A to Spartan Energy Services, LLC (10.44% (LIBOR + 8.00% with 1.00% LIBOR floor), due 12/2/2019)(13)	10/20/2014	13,156	13,156	13,156	0.4%
		Senior Secured Term Loan B to Spartan Energy Services, LLC (16.44% PIK (LIBOR + 14.00% with 1.00% LIBOR floor), due 12/2/2019)(13)(46)	10/20/2014	21,243	21,243	21,243	0.6%
		Series B Convertible Preferred Stock (16.00%, 790 shares)(16)	10/30/2015		63,225	63,225	1.9%
		Common Stock (102,924 shares)(16)	8/2/2013		81,203	6,259	0.2%
					213,875	138,931	4.2%
Credit Central Loan Company, LLC(21)	Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2024)(14)(46)	6/24/2014	55,899	52,579	55,899	1.7%
		Class A Units (10,640,642 units)(14)(16)	6/24/2014		13,731	15,518	0.5%
		Net Revenues Interest (25% of Net Revenues)(14)(16)	1/28/2015		—	—	—%
					66,310	71,417	2.2%
Echelon Transportation, LLC	Aerospace & Defense	Senior Secured Term Loan (12.25% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(13)(46)	3/31/2014	36,778	36,778	36,778	1.1%
		Senior Secured Term Loan (11.50% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.00% PIK, due 12/7/2024)(13)(46)	12/9/2016	18,063	18,063	18,063	0.5%
		Membership Interest (100%)(16)	3/31/2014		22,738	34,860	1.1%
					77,579	89,701	2.7%
First Tower Finance Company LLC(23)	Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 10.50% PIK, due 6/24/2024)(14)(46)	6/24/2014	277,411	277,411	277,411	8.4%
		Class A Units (95,709,910 units)(14)(16)	6/24/2014		81,146	216,625	6.6%
					358,557	494,036	15.0%
Freedom Marine Solutions, LLC(24)	Energy Equipment & Services	Membership Interest (100%)(16)	10/1/2009		43,892	14,920	0.5%
					43,892	14,920	0.5%
InterDent, Inc. (52)	Health Care Providers & Services	Senior Secured Term Loan A/B (2.66% (LIBOR + 0.25% with 0.75% LIBOR floor), due 9/5/2020)(13)	8/1/2018	14,000	14,000	14,000	0.4%
		Senior Secured Term Loan A (7.91% (LIBOR + 5.50% with 0.75% LIBOR floor), due 9/5/2020)(13)	8/3/2012	77,994	77,994	77,994	2.4%
		Senior Secured Term Loan B (16.00% PIK, due 9/5/2020)(46)	8/3/2012	116,111	116,111	116,111	3.5%
		Senior Secured Term Loan C (18.00% PIK, in non-accrual status effective 10/1/2018, due 9/5/2020)	3/22/2018	40,873	35,766	16,771	0.5%
		Senior Secured Term Loan D (1.00% PIK, in non-accrual status effective 10/1/2018, due 9/5/2020)	9/19/2018	5,039	5,001	—	—%
		Common Stock (99,900 shares)(16)	5/3/2019		1	—	—%
					248,873	224,876	6.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(47)

MITY, Inc.(25)	Commercial Services & Supplies	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 1/30/2020)(3)(11)	9/19/2013	$26,250	$26,250	$26,250	0.8%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 6/30/2020)(3)(11)(46)	6/23/2014	29,586	29,586	20,652	0.6%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due 1/1/2028)(14)	9/19/2013	5,635	6,915	—	—%
		Common Stock (42,053 shares)(16)	9/19/2013		6,849	—	—%
					69,600	46,902	1.4%
National Property REIT Corp.(26)	Equity Real Estate Investment Trusts (REITs) / Online Lending	Senior Secured Term Loan A (6.50% (LIBOR + 3.50% with 3.00% LIBOR floor) plus 5.00% PIK, due 12/31/2023)(11)(46)	12/31/2018	433,553	433,553	433,553	13.1%
		Senior Secured Term Loan B (5.00% (LIBOR + 2.00% with 3.00% LIBOR floor) plus 5.50% PIK, due 12/31/2023)(11)(46)	12/31/2018	172,000	172,000	172,000	5.2%
		Residual Profit Interest (25% of Residual Profit)	12/31/2018		—	96,609	2.9%
		Common Stock (3,110,101 shares)	12/31/2018		163836	302,303	9.2%
					769,389	1,004,465	30.4%
Nationwide Loan Company LLC(27)	Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2020)(14)(46)	6/18/2014	18,616	18,616	18,616	0.6%
		Class A Units (32,456,159 units)(14)	1/31/2013		21,962	14,359	0.4%
					40,578	32,975	1.0%
NMMB, Inc.(28)	Media	Senior Secured Note (14.00%, due 5/6/2021)(3)	5/6/2011	3,114	3,114	3,114	0.1%
		Series A Preferred Stock (7,200 shares)(16)	12/12/2013		7,200	11,788	0.3%
		Series B Preferred Stock (5,669 shares)(16)	12/12/2013		5,669	9,281	0.3%
					15,983	24,183	0.7%
Pacific World Corporation(40)	Personal Products	Revolving Line of Credit – $26,000 Commitment (9.66% (LIBOR + 7.25% with 1.00% LIBOR floor), due 9/26/2020)(13)(15)	9/26/2014	20,825	20,469	20,825	0.6%
		Senior Secured Term Loan A (7.66% PIK (LIBOR + 5.25% with 1.00% LIBOR floor), in non-accrual status effective 10/24/2018, due 9/26/2020)(13)	12/31/2014	101,186	96,000	91,602	2.8%
		Senior Secured Term Loan B (11.66% PIK (LIBOR + 9.25% with 1.00% LIBOR floor), in non-accrual status effective 5/21/2018, due 9/26/2020)(13)	12/31/2014	110,116	96,500	—	—%
		Convertible Preferred Equity (166,666 shares)(16)	6/15/2018		25,000	—	—%
		Common Stock (6,778,414 shares)(16)	9/29/2017		—	—	—%
					237,969	112,427	3.4%
R-V Industries, Inc.	Machinery	Senior Subordinated Note (11.32% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/31/2022)(3)(11)	6/12/2013	28,622	28,622	28,622	0.9%
		Common Stock (745,107 shares)(16)	6/26/2007		6,866	5,002	0.1%
					35,488	33,624	1.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(47)

Universal Turbine Parts, LLC(54)	Trading Companies & Distributors	Delayed Draw Term Loan – $5,000 Commitment (10.25% (LIBOR + 7.75% with 2.50% LIBOR floor), due 9/30/2020)(13)(15)	2/28/2019	$—	$—	$—	—%
		Senior Secured Term Loan A (8.36% (LIBOR + 5.75% with 1.00% LIBOR floor), due 7/22/2021)(11)	7/22/2016	30,713	30,713	28,043	0.8%
		Senior Secured Term Loan B (14.36% PIK (LIBOR + 11.75% with 1.00% LIBOR floor), in non-accrual status effective 7/1/2018, due 7/22/2021)(11)	7/22/2016	36,144	32,500	—	—%
		Common Stock (10,000 units)(16)	12/10/2018		—	—	—%
					63,213	28,043	0.8%
USES Corp.(30)	Commercial Services & Supplies	Senior Secured Term Loan A (9.00% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	3/31/2014	44,134	35,101	15,725	0.5%
		Senior Secured Term Loan B (15.50% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	3/31/2014	55,955	35,568	—	—%
		Common Stock (268,962 shares)(16)	6/15/2016		—	—	—%
					70,669	15,725	0.5%
Valley Electric Company, Inc.(31)	Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2024)(3)(11)(46)	12/31/2012	10,430	10,430	10,430	0.3%
		Senior Secured Note (8.00% plus 10.00% PIK, due 6/23/2024)(46)	6/24/2014	33,301	33,301	33,301	1.0%
		Consolidated Revenue Interest (2.0%)(38)	6/22/2018		—	3,032	0.1%
		Common Stock (50,000 shares)	12/31/2012		26,204	96,922	2.9%
					69,935	143,685	4.3%
Wolf Energy, LLC(32)	Energy Equipment & Services	Membership Interest (100%)(16)	7/1/2014		—	—	—%
		Membership Interest in Wolf Energy Services Company, LLC (100%)(16)	3/14/2017		3,896	—	—%
		Net Profits Interest (8% of Equity Distributions)(4)(16)	4/15/2013		—	14	—%
					3,896	14	—%
Total Control Investments (Level 3)					$2,385,806	$2,475,924	74.9%

See notes to consolidated financial statements.

				June 30, 2019
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Affiliate Investments (5.00% to 24.99% voting control)(48)

Edmentum Ultimate Holdings, LLC(22)	Diversified Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00% PIK, due 12/9/2021)(15)(46)	6/9/2015	$8,159	$8,159	$8,159	0.2%
		Unsecured Senior PIK Note (8.50% PIK, due 12/9/2021)(46)	6/9/2015	8,189	8,189	8,189	0.2%
		Unsecured Junior PIK Note (10.00% PIK, in non-accrual status effective 1/1/2017, due 12/9/2021)	6/9/2015	38,936	23,829	24,869	0.8%
		Class A Units (370,964 units)(16)	6/9/2015		6,577	—	—%
					46,754	41,217	1.2%
Nixon, Inc.(39)	Textiles, Apparel & Luxury Goods	Common Stock (857 units)(16)	5/12/2017		—	—	—%
					—	—	—%
Targus Cayman HoldCo Limited(33)	Textiles, Apparel & Luxury Goods	Common Stock (7,383,395 shares)	5/24/2011		3,771	16,599	0.5%
					3,771	16,599	0.5%
United Sporting Companies, Inc.(18)	Distributors	Second Lien Term Loan (13.40% (LIBOR + 11.00% with 1.75% LIBOR floor) plus 2.00% PIK, in non-accrual status effective 4/1/2017, due 11/16/2019)(13)	9/28/2012	168,052	127,091	18,866	0.6%
		Common Stock (218,941 shares)(16)	5/2/2017		—	—	—%
					127,091	18,866	0.6%
Total Affiliate Investments (Level 3)					$177,616	$76,682	2.3%

See notes to consolidated financial statements.

				June 30, 2019
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

8TH Avenue Food & Provisions, Inc.	Food Products	Second Lien Term Loan (10.17% (LIBOR + 7.75%), due 10/1/2026)(3)(8)(13)	10/10/2018	$25,000	$24,829	$24,829	0.8%
					24,829	24,829	0.8%
ACE Cash Express, Inc.	Consumer Finance	Senior Secured Note (12.00%, due 12/15/2022)(8)(14)	12/15/2017	23,000	22,333	20,555	0.6%
					22,333	20,555	0.6%
AgaMatrix, Inc.	Health Care Equipment & Supplies	Senior Secured Term Loan (11.33% (LIBOR + 9.00% with 1.25% LIBOR floor), due 9/29/2022)(3)(11)	9/29/2017	33,673	33,673	34,010	1.0%
					33,673	34,010	1.0%
AmeriLife Group, LLC	Insurance	Second Lien Term Loan (11.40% (LIBOR + 9.00%), due 6/11/2027(8)(13)	6/24/2019	10,000	10,000	10,000	0.3%
					10,000	10,000	0.3%
Apidos CLO IX	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 7/15/2023)(5)(14)(17)	7/11/2012	23,525	21	26	—%
					21	26	—%
Apidos CLO XI	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 9.96%, due 10/17/2028)(5)(14)	1/17/2013	40,500	33,572	27,982	0.8%
					33,572	27,982	0.8%
Apidos CLO XII	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 15.45%, due 4/15/2031)(5)(14)	4/18/2013	52,203	36,307	29,123	0.9%
					36,307	29,123	0.9%
Apidos CLO XV	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.77%, due 4/21/2031)(5)(14)	10/16/2013	48,515	37,777	29,018	0.9%
					37,777	29,018	0.9%
Apidos CLO XXII	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 9.95%, due 10/20/2027)(5)(6)(14)	10/14/2015	31,350	28,691	24,948	0.8%
					28,691	24,948	0.8%
Ark-La-Tex Wireline Services, LLC	Energy Equipment & Services	Escrow Receivable	4/8/2014		—	—	—%
					—	—	—%
Atlantis Health Care Group (Puerto Rico), Inc.	Health Care Providers & Services	Revolving Line of Credit – $6,000 Commitment (11.34% (LIBOR + 8.75% with 2.00% LIBOR floor), due 2/21/2020)(11)(15)	2/21/2013	4,000	4,000	3,955	0.1%
		Senior Term Loan (11.34% (LIBOR + 8.75% with 2.00% LIBOR floor), due 2/21/2020)(3)(11)	2/21/2013	74,327	74,327	73,495	2.2%
					78,327	77,450	2.3%
Barings CLO 2018-III	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.58%, due 7/20/2029)(5)(6)(14)	6/14/2018	83,098	51,040	39,031	1.2%
					51,040	39,031	1.2%
Broder Bros., Co.	Textiles, Apparel & Luxury Goods	Senior Secured Note (10.83% (LIBOR + 8.50% with 1.25% LIBOR floor), due 12/02/2022)(3)(11)	12/4/2017	190,678	190,678	189,725	5.7%
					190,678	189,725	5.7%
Brookside Mill CLO Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 8.36%, due 1/17/2028)(5)(14)	5/23/2013	36,300	18,560	13,611	0.4%
					18,560	13,611	0.4%
California Street CLO IX Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.96%, due 10/16/2028)(5)(14)	5/8/2012	58,915	41,808	34,672	1.0%
					41,808	34,672	1.0%

See notes to consolidated financial statements.

				June 30, 2019
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Candle-Lite Company, LLC	Household Products	Senior Secured Term Loan A (8.03% (LIBOR + 5.50% with 1.25% LIBOR floor), due 1/23/2023)(3)(11)	1/23/2018	$12,188	$12,188	$12,188	0.4%
		Senior Secured Term Loan B (12.03% (LIBOR + 9.50% with 1.25% LIBOR floor), due 1/23/2023)(3)(11)	1/23/2018	12,500	12,500	12,500	0.4%
					24,688	24,688	0.8%
Capstone Logistics Acquisition, Inc.	Commercial Services & Supplies	Second Lien Term Loan (10.65% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(8)(13)	10/7/2014	98,982	98,705	98,982	3.0%
					98,705	98,982	3.0%
Carlyle C17 CLO Limited	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 20.73%, due 4/30/2031)(5)(14)	5/10/2018	24,870	14,748	12,920	0.4%
					14,748	12,920	0.4%
Carlyle Global Market Strategies CLO 2014-4-R, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 21.84%, due 7/15/2030)(5)(6)(14)	6/29/2018	25,534	17,282	18,293	0.6%
					17,282	18,293	0.6%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 15.47%, due 10/20/2029)(5)(6)(14)	9/13/2016	32,200	33,812	27,918	0.8%
					33,812	27,918	0.8%
CCPI Inc.(19)	Electronic Equipment, Instruments & Components	Escrow Receivable	2/28/2019	—	—	2,239	0.1%
					—	2,239	0.1%
CCS-CMGC Holdings, Inc.	Health Care Providers & Services	First Lien Term Loan (7.90% (LIBOR + 5.50%), due 10/1/2025)(3)(8)(13)	5/23/2019	4,987	4,865	4,865	0.2%
		Second Lien Term Loan (11.40% (LIBOR + 9.00%), due 10/1/2026)(3)(8)(13)	10/12/2018	35,000	34,362	34,362	1.0%
					39,227	39,227	1.2%
Cent CLO 21 Limited	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.77%, due 7/27/2030)(5)(6)(14)	6/18/2014	49,552	38,392	29,335	0.9%
					38,392	29,335	0.9%
Cent CLO 21 Limited	Structured Finance	Rated Secured Structured Note - Class E (11.23% (LIBOR + 8.65%), due 7/27/2030)(6)(11)(14)(37)	7/27/2018	10,591	9,997	10,569	0.3%
					9,997	10,569	0.3%
Centerfield Media Holding Company(35)	IT Services	Senior Secured Term Loan A (9.60% (LIBOR + 7.00% with 2.00% LIBOR floor), due 1/17/2022)(3)(11)	1/17/2017	73,474	73,474	73,474	2.2%
		Senior Secured Term Loan B (15.10% (LIBOR + 12.50% with 2.00% LIBOR floor), due 1/17/2022)(11)	1/17/2017	78,100	78,100	78,100	2.4%
					151,574	151,574	4.6%
CIFC Funding 2013-III-R, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.98%, due 4/24/2031)(5)(14)	4/5/2018	44,100	29,748	25,748	0.8%
					29,748	25,748	0.8%
CIFC Funding 2013-IV, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 16.76%, due 4/28/2031)(5)(6)(14)	11/14/2013	45,500	32,654	28,569	0.9%
					32,654	28,569	0.9%

See notes to consolidated financial statements.

				June 30, 2019
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

CIFC Funding 2014-IV-R, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.92%, due 10/17/2030)(5)(6)(14)	9/3/2014	$44,467	$30,860	$24,709	0.7%
					30,860	24,709	0.7%
CIFC Funding 2014-V, Ltd.	Structured Finance	Rated Secured Structured Note - Class F (11.09% (LIBOR + 8.50%), due 10/17/2031)(6)(11)(14)(37)	9/27/2018	10,250	9,958	10,248	0.3%
					9,958	10,248	0.3%
CIFC Funding 2016-I, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.63%, due 10/21/2028)(5)(6)(14)	12/21/2016	34,000	31,333	29,989	0.9%
					31,333	29,989	0.9%
Cinedigm DC Holdings, LLC	Entertainment	Senior Secured Term Loan (11.53% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(11)(46)	2/28/2013	16,178	16,128	16,178	0.5%
					16,128	16,178	0.5%
Class Valuation, LLC (f/k/a Class Appraisal, LLC)	Real Estate Management & Development	Revolving Line of Credit – $1,500 Commitment (10.58% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/12/2020)(11)(15)	3/12/2018	—	—	—	—%
		Senior Secured Term Loan (10.58% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/10/2023)(3)(11)	3/12/2018	38,852	38,852	38,852	1.2%
					38,852	38,852	1.2%
Columbia Cent CLO 27 Limited	Structured Finance	Rated Secured Structured Note - Class E (10.87% (LIBOR + 8.29%), due 10/25/2028)(11)(14)(37)	10/25/2018	7,450	7,235	7,436	0.2%
					7,235	7,436	0.2%
Columbia Cent CLO 27 Limited	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 16.18%, due 10/25/2028)(5)(14)	1/15/2014	40,275	22,206	23,808	0.7%
					22,206	23,808	0.7%
Coverall North America, Inc.	Commercial Services & Supplies	Senior Secured Term Loan A (8.60% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	11/2/2015	8,475	8,475	8,475	0.3%
		Senior Secured Term Loan B (13.60% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	11/2/2015	23,375	23,375	23,375	0.7%
					31,850	31,850	1.0%
CP VI Bella Midco	IT Services	Second Lien Term Loan (9.15% (LIBOR + 6.75%), due 12/29/2025)(3)(8)(13)	12/28/2017	15,750	15,703	15,703	0.5%
					15,703	15,703	0.5%
Digital Room, LLC	Commercial Services & Supplies	First Lien Term Loan (7.40% (LIBOR + 5.00%), due 5/21/2026)(3)(8)(13)	5/29/2019	10,000	9,852	10,000	0.3%
		Second Lien Term Loan (11.40% (LIBOR + 9.00%), due 5/21/2027)(3)(8)(13)	5/30/2019	70,000	70,000	70,000	2.1%
					79,852	80,000	2.4%
Dunn Paper, Inc.	Paper & Forest Products	Second Lien Term Loan (11.15% (LIBOR + 8.75% with 1.00% LIBOR floor), due 8/26/2023)(3)(8)(13)	10/7/2016	11,500	11,361	11,500	0.3%
					11,361	11,500	0.3%
Dynatrace, LLC	Software	Second Lien Term Loan (9.40% (LIBOR + 7.00%), due 8/23/2026)(3)(8)(13)	8/31/2018	2,735	2,729	2,735	0.1%
					2,729	2,735	0.1%
Easy Gardener Products, Inc.	Household Durables	Senior Secured Term Loan (12.60% (LIBOR + 10.00% with 0.25% LIBOR floor), due 09/30/2020)(3)(11)	10/2/2015	15,888	15,888	10,252	0.3%
					15,888	10,252	0.3%

See notes to consolidated financial statements.

				June 30, 2019
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Engine Group, Inc.(7)	Media	Senior Secured Term Loan (7.33% (LIBOR + 5.00% with 1.00% LIBOR floor), due 9/15/2022)(8)(11)	9/25/2017	$4,334	$4,334	$3,921	0.1%
		Second Lien Term Loan (11.33% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/15/2023)(3)(8)(11)	9/25/2017	35,000	35,000	30,580	0.9%
					39,334	34,501	1.0%
EXC Holdings III Corp	Technology Hardware, Storage & Peripherals	Second Lien Term Loan (10.10% (LIBOR + 7.50% with 1.00% LIBOR floor), due 12/01/2025)(3)(8)(11)	12/5/2017	12,500	12,400	12,400	0.4%
					12,400	12,400	0.4%
Galaxy XV CLO, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.11%, due 10/15/2030)(5)(14)	3/14/2013	50,525	36,037	28,398	0.9%
					36,037	28,398	0.9%
Galaxy XXVII CLO, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 9.63%, due 5/16/2031)(5)(14)	4/17/2018	24,575	16,644	12,275	0.4%
					16,644	12,275	0.4%
Galaxy XXVIII CLO, Ltd.	Structured Finance	Rated Secured Structured Note - Class F (11.08% (LIBOR + 8.48%), due 7/15/2031)(6)(11)(14)(37)	7/16/2018	6,658	6,188	6,648	0.2%
					6,188	6,648	0.2%
Galaxy XXVIII CLO, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.33%, due 7/15/2031)(5)(6)(14)	6/27/2014	39,905	29,850	19,976	0.6%
					29,850	19,976	0.6%
Global Tel*Link Corporation	Diversified Telecommunication Services	Second Lien Term Loan (10.65% (LIBOR + 8.25%), due 11/29/2026)(3)(8)(13)	12/4/2018	26,750	26,311	26,311	0.8%
					26,311	26,311	0.8%
GlobalTranz Enterprises, Inc.	Air Freight & Logistics	Second Lien Term Loan (10.64% (LIBOR + 8.25%), due 5/15/2027)(3)(8)(13)	5/15/2019	12,500	12,500	12,233	0.4%
					12,500	12,233	0.4%
H.I.G. ECI Merger Sub, Inc.	IT Services	Senior Secured Term Loan A (8.10% (LIBOR + 5.50% with 1.50% LIBOR floor), due 5/31/2023)(3)(11)	5/31/2018	44,240	44,240	44,240	1.3%
		Senior Secured Term Loan B (13.10% (LIBOR + 10.50% with 1.50% LIBOR floor), due 5/31/2023)(3)(11)	5/31/2018	29,900	29,900	28,843	0.9%
					74,140	73,083	2.2%
Halcyon Loan Advisors Funding 2012-1 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 8/15/2023)(5)(14)(17)	8/21/2012	23,188	3,786	—	—%
					3,786	—	—%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 4/15/2025)(5)(14)(17)	3/28/2013	40,400	19,984	5,563	0.2%
					19,984	5,563	0.2%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 4/18/2026)(5)(14)(17)	3/6/2014	24,500	11,822	4,243	0.1%
					11,822	4,243	0.1%

See notes to consolidated financial statements.

				June 30, 2019
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Halcyon Loan Advisors Funding 2014-2 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 4/28/2025)(5)(6)(14)(17)	4/28/2014	$41,164	$21,322	$3,921	0.1%
					21,322	3,921	0.1%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.87%, due 10/18/2027)(5)(6)(14)	9/3/2015	39,598	32,784	27,783	0.8%
					32,784	27,783	0.8%
HALYARD MD OPCO, LLC	Media	Revolving Line of Credit – $2,000 Commitment (10.33% (LIBOR + 8.00%), due 2/6/2020)(11)(15)	8/6/2018	—	—	—	—%
		First Lien Term Loan (10.33% (LIBOR + 8.00% with 2.00% LIBOR floor), due 8/6/2023)(3)(11)	8/6/2018	11,550	11,550	11,550	0.3%
					11,550	11,550	0.3%
HarbourView CLO VII-R, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 19.31%, due 7/18/2031)(5)(6)(14)	6/10/2015	19,025	13,507	12,690	0.4%
					13,507	12,690	0.4%
Help/Systems Holdings, Inc.	Software	Second Lien Term Loan (10.08% (LIBOR + 7.75%), due 3/27/2026)(3)(8)(11)	4/17/2018	12,499	12,457	12,457	0.4%
					12,457	12,457	0.4%
Inpatient Care Management Company, LLC	Health Care Providers & Services	Senior Secured Term Loan (10.60% (LIBOR + 8.00% with 1.00% LIBOR floor), due 6/8/2021)(3)(11)	6/8/2016	19,313	19,313	19,000	0.6%
					19,313	19,000	0.6%
Janus International Group, LLC	Building Products	Second Lien Term Loan (10.15% (LIBOR + 7.75% with 1.00% LIBOR floor), due 2/12/2026)(3)(8)(13)	2/22/2018	20,000	19,842	19,842	0.6%
					19,842	19,842	0.6%
JD Power and Associates	Capital Markets	Second Lien Term Loan (10.90% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/7/2024)(3)(8)(13)	9/16/2016	25,222	25,084	25,222	0.8%
					25,084	25,222	0.8%
Jefferson Mill CLO Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.08%, due 10/20/2031)(5)(6)(14)	7/28/2015	23,594	18,306	12,172	0.4%
					18,306	12,172	0.4%
K&N Parent, Inc.	Auto Components	Second Lien Term Loan (11.15% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/21/2024)(3)(8)(13)	10/20/2016	25,887	25,450	25,450	0.8%
					25,450	25,450	0.8%
Keystone Acquisition Corp.(36)	Health Care Providers & Services	Second Lien Term Loan (11.58% (LIBOR + 9.25% with 1.00% LIBOR floor), due 5/1/2025)(3)(8)(11)	5/18/2017	50,000	50,000	50,000	1.5%
					50,000	50,000	1.5%
LCM XIV Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.10%, due 7/21/2031)(5)(14)	7/11/2013	49,934	27,938	20,663	0.6%
					27,938	20,663	0.6%
Madison Park Funding IX, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 8/15/2022)(5)(14)(17)	7/18/2012	43,110	1,949	1,109	—%
					1,949	1,109	—%
Maverick Healthcare Equity, LLC	Health Care Providers & Services	Preferred Units (10.00%, 1,250,000 units)(16)	10/31/2007		—	—	—%
		Class A Common Units (1,250,000 units)(16)	10/31/2007		—	—	—%
					—	—	—%
MedMark Services, Inc.(51)	Health Care Providers & Services	Second Lien Term Loan (10.77% (LIBOR + 8.25% with 1.00% LIBOR floor), due 3/1/2025)(3)(8)(13)	3/16/2018	$7,000	$6,943	$6,943	0.2%

See notes to consolidated financial statements.

				June 30, 2019
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

					6,943	6,943	0.2%
Mobile Posse, Inc.	Media	First Lien Term Loan (10.83% (LIBOR + 8.50% with 2.00% LIBOR floor), due 4/3/2023)(3)(11)	4/3/2018	20,500	20,500	20,500	0.6%
					20,500	20,500	0.6%
Mountain View CLO 2013-I Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.70%, due 10/15/2030)(5)(14)	5/1/2013	43,650	29,166	20,919	0.6%
					29,166	20,919	0.6%
Mountain View CLO IX Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 18.79%, due 7/15/2031)(5)(6)(14)	6/25/2015	47,830	29,152	31,107	0.9%
					29,152	31,107	0.9%
MRP Holdco, Inc.	Professional Services	Senior Secured Term Loan A (7.41% (LIBOR + 5.00% with 1.50% LIBOR floor), due 4/17/2024)(3)(13)	4/17/2018	53,963	53,963	53,963	1.6%
		Senior Secured Term Loan B (11.41% (LIBOR + 9.00% with 1.50% LIBOR floor), due 4/17/2024)(13)	4/17/2018	55,000	55,000	55,000	1.7%
					108,963	108,963	3.3%
Octagon Investment Partners XV, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.68%, due 7/19/2030)(5)(6)(14)	2/20/2013	42,064	33,148	26,239	0.8%
					33,148	26,239	0.8%
Octagon Investment Partners 18-R Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 16.97%, due 4/16/2031)(5)(6)(14)	8/17/2015	46,016	27,307	24,629	0.7%
					27,307	24,629	0.7%
Pearl Intermediate Parent LLC	Health Care Providers & Services	Second Lien Term Loan (8.65% (LIBOR + 6.25%), due 2/15/2026)(3)(8)(13)	2/28/2018	5,000	4,979	4,979	0.2%
					4,979	4,979	0.2%
PeopleConnect Intermediate, LLC	Interactive Media & Services	Revolving Line of Credit – $1,000 Commitment (12.10% (LIBOR + 9.50% with 1.00% LIBOR floor), due 7/1/2020)(11)(15)	7/1/2015	500	500	500	—%
		Senior Secured Term Loan A (9.10% (LIBOR + 6.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	7/1/2015	17,741	17,741	17,741	0.5%
		Senior Secured Term Loan B (15.10% (LIBOR + 12.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	7/1/2015	19,620	19,620	19,620	0.6%
					37,861	37,861	1.1%
PG Dental Holdings New Jersey, LLC	Health Care Providers & Services	Delayed Draw Term Loan – $5,000 Commitment (10.00% (LIBOR + 7.25% with 2.75% LIBOR floor), due 5/31/2024)(11)(15)	5/31/2019	—	—	—	—%
		Senior Secured Term Loan (10.00% (LIBOR + 7.25% with 2.75% LIBOR floor), due 5/31/2024)(3)(11)	5/31/2019	22,760	22,760	22,760	0.7%
					22,760	22,760	0.7%
PGX Holdings, Inc.	Diversified Consumer Services	Second Lien Term Loan (11.41% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(13)	9/29/2014	100,091	100,091	100,091	3.0%
					100,091	100,091	3.0%
PlayPower, Inc.	Leisure Products	First Lien Term Loan (7.90% (LIBOR + 5.50%), due 5/10/2026)(3)(8)(13)	5/16/2019	6,500	6,436	6,436	0.2%
					6,436	6,436	0.2%
See notes to consolidated financial statements.

				June 30, 2019
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Research Now Group, Inc. & Survey Sampling International LLC	Professional Services	First Lien Term Loan (8.08% (LIBOR + 5.50% with 1.00% LIBOR floor), due 12/20/2024)(3)(8)(13)	1/5/2018	$9,850	$9,440	$9,850	0.3%
		Second Lien Term Loan (12.08% (LIBOR + 9.50% with 1.00% LIBOR floor), due 12/20/2025)(3)(8)(13)	1/5/2018	50,000	47,176	49,850	1.5%
					56,616	59,700	1.8%
RGIS Services, LLC	Commercial Services & Supplies	Senior Secured Term Loan (10.08% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(3)(8)(11)	4/20/2017	4,407	4,237	3,659	0.1%
		Senior Secured Term Loan (10.02% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(3)(8)(11)	4/20/2017	5,021	4,828	4,169	0.1%
		Senior Secured Term Loan (9.90% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(3)(8)(13)	4/20/2017	10,136	9,746	8,416	0.3%
					18,811	16,244	0.5%
RME Group Holding Company	Media	Senior Secured Term Loan A (8.33% (LIBOR + 6.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	5/4/2017	28,396	28,396	28,302	0.8%
		Senior Secured Term Loan B (13.33% (LIBOR + 11.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	5/4/2017	22,599	22,599	22,431	0.7%
					50,995	50,733	1.5%
Rocket Software, Inc.	Software	Second Lien Term Loan (10.65% (LIBOR + 8.25%), due 11/27/2026)(3)(8)(13)	12/7/2018	50,000	49,537	49,537	1.5%
					49,537	49,537	1.5%
Romark WM-R Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.39%, due 4/20/2031)(5)(6)(14)	5/15/2014	27,725	22,708	16,046	0.5%
					22,708	16,046	0.5%
Rosa Mexicano	Hotels, Restaurants & Leisure	Revolving Line of Credit – $1,000 Commitment (9.83% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023(11)(15)	3/29/2018	—	—	—	—%
		Senior Secured Term Loan (9.83% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023(3)(11)	3/29/2018	27,252	27,252	27,252	0.8%
					27,252	27,252	0.8%
SCS Merger Sub, Inc.	IT Services	Second Lien Term Loan (11.90% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)(3)(8)(13)	11/6/2015	20,000	19,679	20,000	0.6%
					19,679	20,000	0.6%
Securus Technologies Holdings, Inc.	Communications Equipment	Second Lien Term Loan (10.58% (LIBOR + 8.25% with 1.00% LIBOR floor), due 11/01/2025)(3)(8)(11)	11/3/2017	50,662	50,503	48,760	1.5%
					50,503	48,760	1.5%
SEOTownCenter, Inc.	IT Services	Senior Secured Term Loan A (9.83% (LIBOR + 7.50% with 2.00% LIBOR floor), due 4/07/2023)(3)(11)	4/10/2018	26,000	26,000	26,000	0.8%
		Senior Secured Term Loan B (14.83% (LIBOR + 12.50% with 2.00% LIBOR floor), due 4/07/2023)(3)(11)	4/10/2018	19,000	19,000	19,000	0.6%
					45,000	45,000	1.4%

See notes to consolidated financial statements.

				June 30, 2019
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

SESAC Holdco II LLC	Entertainment	Second Lien Term Loan (9.65% (LIBOR + 7.25% with 1.00% LIBOR floor), due 2/23/2025)(3)(8)(13)	3/2/2017	$8,000	$7,955	$7,955	0.2%
					7,955	7,955	0.2%
SMG US Midco	Hotels, Restaurants & Leisure	Second Lien Term Loan (9.40% (LIBOR + 7.00%), due 1/23/2026)(3)(8)(13)	1/23/2018	7,500	7,485	7,485	0.2%
					7,485	7,485	0.2%
Sorenson Communications, LLC	Diversified Telecommunication Services	First Lien Term Loan (8.83% (LIBOR + 6.50%), due 4/29/2024(3)(11)	5/8/2019	10,000	9,923	9,923	0.3%
					9,923	9,923	0.3%
Spectrum Holdings III Corp	Health Care Equipment & Supplies	Second Lien Term Loan (9.40% (LIBOR + 7.00% with 1.00% LIBOR floor), due 1/31/2026)(3)(8)(13)	1/31/2018	7,500	7,469	7,144	0.2%
					7,469	7,144	0.2%
Strategic Materials	Household Durables	Second Lien Term Loan (10.33% (LIBOR + 7.75% with 1.00% LIBOR floor), due 11/1/2025)(3)(8)(11)	11/1/2017	7,000	6,945	5,523	0.2%
					6,945	5,523	0.2%
Stryker Energy, LLC	Energy Equipment & Services	Overriding Royalty Interests(43)	12/4/2006		—	—	—%
					—	—	—%
Sudbury Mill CLO Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 1/17/2026)(5)(14)(17)	12/5/2013	28,200	15,225	6,834	0.2%
					15,225	6,834	0.2%
Symphony CLO XIV Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 7/14/2026)(5)(6)(14)(17)	5/29/2014	49,250	31,246	18,847	0.6%
					31,246	18,847	0.6%
Symphony CLO XV, Ltd.	Structured Finance	Rated Secured Structured Note - Class F (11.28% (LIBOR + 8.68%), due 1/17/2032)(11)(14)(37)	12/24/2018	12,000	11,396	11,950	0.4%
					11,396	11,950	0.4%
Symphony CLO XV, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 11.98%, due 1/17/2032)(5)(14)	11/17/2014	63,831	44,076	22,965	0.7%
					44,076	22,965	0.7%
TGP HOLDINGS III LLC	Household Durables	Second Lien Term Loan (10.83% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/25/2025)(8)(11)	10/3/2017	3,000	2,965	2,965	0.1%
					2,965	2,965	0.1%
TouchTunes Interactive Networks, Inc.	Entertainment	Second Lien Term Loan (10.68% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(3)(8)(13)	5/29/2015	12,194	12,138	12,194	0.4%
					12,138	12,194	0.4%
Town & Country Holdings, Inc.	Distributors	First Lien Term Loan (10.83% (LIBOR + 8.50% with 1.50% LIBOR floor), due 1/26/2023)(3)(11)	1/26/2018	172,815	172,815	171,271	5.2%
					172,815	171,271	5.2%
Transplace Holdings, Inc.	Transportation Infrastructure	Second Lien Term Loan (11.15% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/6/2025)(3)(8)(13)	10/5/2017	28,104	27,578	28,104	0.9%
					27,578	28,104	0.9%
Turning Point Brands, Inc.(42)	Tobacco	Second Lien Term Loan (9.40% (LIBOR + 7.00%), due 3/7/2024)(3)(8)(13)	2/17/2017	$14,500	$14,419	$14,500	0.4%
					14,419	14,500	0.4%

See notes to consolidated financial statements.

				June 30, 2019
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Universal Fiber Systems, LLC	Textiles, Apparel & Luxury Goods	Second Lien Term Loan (11.91% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)(3)(8)(13)	10/2/2015	37,000	36,657	36,657	1.1%
					36,657	36,657	1.1%
USG Intermediate, LLC	Leisure Products	Revolving Line of Credit – $2,000 Commitment (11.66% (LIBOR + 9.25% with 1.00% LIBOR floor), due 8/24/2019)(13)(15)	4/15/2015	800	800	800	—%
		Senior Secured Term Loan A (9.16% (LIBOR + 6.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(13)	4/15/2015	6,387	6,387	6,387	0.2%
		Senior Secured Term Loan B (14.16% (LIBOR + 11.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(13)	4/15/2015	19,245	19,245	19,245	0.6%
		Equity(16)	4/15/2015		1	—	—%
					26,433	26,432	0.8%
UTZ Quality Foods, LLC	Food Products	Second Lien Term Loan (9.65% (LIBOR + 7.25%), due 11/21/2025)(3)(8)(13)	11/21/2017	10,000	9,900	9,900	0.3%
					9,900	9,900	0.3%
VC GB Holdings, Inc.	Household Durables	Subordinated Secured Term Loan (10.40% (LIBOR + 8.00% with 1.00% LIBOR floor), due 2/28/2025)(3)(8)(13)	2/28/2017	3,720	3,493	3,720	0.1%
					3,493	3,720	0.1%
Venio LLC	Professional Services	Second Lien Term Loan (4.00% plus 10.10% PIK (LIBOR + 7.50% with 2.50% LIBOR floor), due 2/19/2020)(11)(46)	2/19/2014	24,382	22,519	21,515	0.7%
					22,519	21,515	0.7%
Voya CLO 2012-2, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	8/28/2012	38,070	450	516	—%
					450	516	—%
Voya CLO 2012-3, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	10/18/2012	46,632	—	516	—%
					—	516	—%
Voya CLO 2012-4, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.37%, due 10/16/2028)(5)(14)	11/29/2012	40,613	31,046	27,193	0.8%
					31,046	27,193	0.8%
Voya CLO 2014-1, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.21%, due 4/18/2031)(5)(6)(14)	3/13/2014	40,773	29,978	22,515	0.7%
					29,978	22,515	0.7%
Voya CLO 2016-3, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.29%, due 10/20/2031)(5)(6)(14)	10/27/2016	28,100	27,265	21,003	0.6%
					27,265	21,003	0.6%
Voya CLO 2017-3, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.44%, due 7/20/2030)(5)(6)(14)	7/12/2017	44,885	50,244	42,872	1.3%
					50,244	42,872	1.3%

See notes to consolidated financial statements.

				June 30, 2019
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

VT Topco, Inc.	Commercial Services & Supplies	Second Lien Term Loan (9.33% (LIBOR + 7.00%), due 8/17/2026)(3)(8)(11)	8/23/2018	$7,000	$6,969	$6,969	0.2%
					6,969	6,969	0.2%
Wink Holdco, Inc.	Insurance	Second Lien Term Loan (9.16% (LIBOR + 6.75% with 1.00% LIBOR floor), due 12/1/2025)(3)(8)(13)	12/1/2017	3,000	2,988	2,988	0.1%
					2,988	2,988	0.1%
Total Non-Control/Non-Affiliate Investments (Level 3)					$3,368,880	$3,100,947	93.8%

Total Portfolio Investments (Level 3)					$5,932,302	$5,653,553	171.0%

See notes to consolidated financial statements.

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

CCPI Inc.(19)	Ohio / Electronic Equipment, Instruments & Components	Senior Secured Term Loan A (10.00%, due 12/31/2020)(3)	12/13/2012	$2,881	$2,881	$2,881	0.1%
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2020)(3)(46)	12/13/2012	17,819	17,819	17,819	0.5%
		Common Stock (14,857 shares)(16)	12/13/2012		6,759	15,056	0.4%
					27,459	35,756	1.0%
CP Energy Services Inc.(20)	Oklahoma / Energy Equipment & Services	Senior Secured Term Loan (13.31% (LIBOR + 11.00% with 1.00% LIBOR floor), due 12/29/2022)(11)	12/29/2017	35,048	35,048	35,048	1.0%
		Series B Convertible Preferred Stock (16.00%, 790 shares)(16)	10/30/2015		63,225	63,225	1.9%
		Common Stock (102,924 shares)(16)	8/2/2013		81,203	24,988	0.7%
					179,476	123,261	3.6%
Credit Central Loan Company, LLC(21)	South Carolina / Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2024)(14)(46)	6/24/2014	51,855	47,496	51,855	1.5%
		Class A Units (10,640,642 units)(14)(16)	6/24/2014		13,731	23,196	0.7%
		Net Revenues Interest (25% of Net Revenues)(14)(16)	1/28/2015		—	1,626	0.1%
					61,227	76,677	2.3%
Echelon Transportation, LLC (f/k/a Echelon Aviation, LLC)	New York / Aerospace & Defense	Senior Secured Term Loan (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(13)(46)	3/31/2014	31,055	31,055	31,055	0.9%
		Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.00% PIK, due 12/7/2024)(13)(46)	12/9/2016	16,044	16,044	16,044	0.5%
		Membership Interest (100%)(16)	3/31/2014		22,738	35,179	1.0%
					69,837	82,278	2.4%
First Tower Finance Company LLC(23)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 10.00% PIK, due 6/24/2019)(14)(46)	6/24/2014	273,066	273,066	273,066	8.0%
		Class A Units (95,709,910 units)(14)(16)	6/24/2014		81,146	169,944	5.0%
					354,212	443,010	13.0%
Freedom Marine Solutions, LLC(24)	Louisiana / Energy Equipment & Services	Membership Interest (100%)(16)	10/1/2009		43,592	13,037	0.4%
					43,592	13,037	0.4%
InterDent, Inc.(52)	California / Health Care Providers & Services	Senior Secured Term Loan A (7.59% (LIBOR + 5.50% with 0.75% LIBOR floor), due 12/31/2017, past due)(13)	8/3/2012	77,994	77,994	77,994	2.3%
		Senior Secured Term Loan B (8.34% (LIBOR + 6.25% with 0.75% LIBOR floor) plus 4.25% PIK, due 12/31/2017, past due)(13)	8/3/2012	131,558	131,558	119,627	3.5%
		Senior Secured Term Loan C (18.00% PIK, due on demand)(46)	3/22/2018	3,149	3,149	—	—%
		Warrants (to purchase 4,900 shares of Common Stock, expires 3/22/2030)(16)	2/23/2018		—	—	—%
					212,701	197,621	5.8%
MITY, Inc.(25)	Utah / Commercial Services & Supplies	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 1/30/2020)(3)(11)	9/19/2013	$26,250	$26,250	$26,250	0.8%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 1/30/2020)(3)(11)(46)	6/23/2014	24,442	24,442	24,442	0.7%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(14)	9/19/2013	5,563	7,200	5,563	0.1%
		Common Stock (42,053 shares)(16)	9/19/2013		6,849	2,639	0.1%

See notes to consolidated financial statements.

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

					64,741	58,894	1.7%
National Property REIT Corp.(26)	Various / Equity Real Estate Investment Trusts (REITs) / Online Lending	Senior Secured Term Loan A (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 10.50% PIK, due 4/1/2019)(13)(46)	4/1/2014	293,203	293,203	293,203	8.6%
		Senior Secured Term Loan E (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.50% PIK, due 4/1/2019)(13)(46)	4/1/2014	226,180	226,180	226,180	6.7%
		Common Stock (3,042,393 shares)	12/31/2013		307,604	436,105	12.8%
		Net Operating Income Interest (5% of Net Operating Income)	12/31/2013		—	99,488	2.9%
					826,987	1,054,976	31.0%
Nationwide Loan Company LLC(27)	Illinois / Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(14)(46)	6/18/2014	17,410	17,410	17,410	0.5%
		Class A Units (32,456,159 units)(14)(16)	1/31/2013		21,962	16,443	0.5%
					39,372	33,853	1.0%
NMMB, Inc.(28)	New York / Media	Senior Secured Note (14.00%, due 5/6/2021)(3)	5/6/2011	3,714	3,714	3,714	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2021)(3)	6/12/2014	4,900	4,900	4,900	0.2%
		Series A Preferred Stock (7,200 shares)(16)	12/12/2013		7,200	5,663	0.2%
		Series B Preferred Stock (5,669 shares)(16)	12/12/2013		5,669	4,458	0.1%
					21,483	18,735	0.6%
Pacific World Corporation(40)	California / Personal Products	Revolving Line of Credit – $26,000 Commitment (9.34% (LIBOR + 7.25% with 1.00% LIBOR floor), due 9/26/2020)(13)(15)	9/26/2014	20,825	20,825	20,825	0.6%
		Senior Secured Term Loan A (7.34% (LIBOR + 5.25% with 1.00% LIBOR floor), due 9/26/2020)(13)	12/31/2014	96,250	96,250	96,250	2.8%
		Senior Secured Term Loan B (11.34% PIK (LIBOR + 9.25% with 1.00% LIBOR floor), in non-accrual status effective 5/21/2018, due 9/26/2020)(13)	12/31/2014	96,500	96,500	47,945	1.4%
		Convertible Preferred Equity (100,000 shares)(16)	6/15/2018		15,000	—	—%
		Common Stock (6,778,414 shares)(16)	9/29/2017		—	—	—%
					228,575	165,020	4.8%
R-V Industries, Inc.	Pennsylvania / Machinery	Senior Subordinated Note (11.34% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/31/2022)(11)	6/12/2013	28,622	28,622	28,622	0.8%
		Common Stock (745,107 shares)(16)	6/26/2007		6,866	3,264	0.1%
					35,488	31,886	0.9%

See notes to consolidated financial statements.

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)(29)	Texas / Energy Equipment & Services	Series A Convertible Preferred Stock (6.50%, 99,000 shares)(16)	11/8/2013		$—	$2,194	0.1%
		Common Stock (100 shares)(16)	11/8/2013		—	—	—%
					—	2,194	0.1%
USES Corp.(30)	Texas / Commercial Services & Supplies	Senior Secured Term Loan A (9.00% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	3/31/2014	$36,964	31,601	16,319	0.5%
		Senior Secured Term Loan B (15.50% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	3/31/2014	47,866	35,568	—	—%
		Common Stock (268,962 shares)(16)	6/15/2016		—	—	—%
					67,169	16,319	0.5%
Valley Electric Company, Inc.(31)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2024)(3)(11)(46)	12/31/2012	10,430	10,430	10,430	0.3%
		Senior Secured Note (8.00% plus 10.00% PIK, due 6/23/2024)(46)	6/24/2014	27,781	27,781	27,781	0.8%
		Consolidated Revenue Interest (2.0%)	6/22/2018		—	—	—%
		Common Stock (50,000 shares)(16)	12/31/2012		26,204	12,586	0.4%
					64,415	50,797	1.5%
Wolf Energy, LLC(32)	Kansas / Energy Equipment & Services	Membership Interest (100%)(16)	7/1/2014		—	—	—%
		Membership Interest in Wolf Energy Services Company, LLC (100%)(16)	3/14/2017		3,792	—	—%
		Net Profits Interest (8% of Equity Distributions)(4)(16)	4/15/2013		—	12	—%
					3,792	12	—%
Total Control Investments (Level 3)					$2,300,526	$2,404,326	70.6%

Affiliate Investments (5.00% to 24.99% voting control)(50)

Edmentum Ultimate Holdings, LLC(22)	Minnesota / Diversified Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00%, due 12/9/2021)(15)	6/9/2015	$7,834	$7,834	$7,834	0.2%
		Unsecured Senior PIK Note (8.50% PIK, due 12/9/2021)(46)	6/9/2015	7,520	7,520	7,520	0.2%
		Unsecured Junior PIK Note (10.00% PIK, in non-accrual status effective 1/1/2017, due 12/9/2021)	6/9/2015	35,226	23,828	19,862	0.6%
		Class A Units (370,964 units)(16)	6/9/2015		6,577	—	—%
					45,759	35,216	1.0%
Nixon, Inc.(39)	California / Textiles, Apparel & Luxury Goods	Common Stock (857 units)(16)	5/12/2017		—	—	—%
					—	—	—%
Targus Cayman HoldCo Limited(33)	California / Textiles, Apparel & Luxury Goods	Common Stock (7,383,395 shares)(16)	5/24/2011		9,878	23,220	0.7%
					9,878	23,220	0.7%
Total Affiliate Investments (Level 3)					$55,637	$58,436	1.7%

See notes to consolidated financial statements.

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

ACE Cash Express, Inc.	Texas / Consumer Finance	Senior Secured Note (12.00%, due 12/15/2022)(8)(14)	12/15/2017	$20,000	$19,733	$21,594	0.6%
					19,733	21,594	0.6%
AgaMatrix, Inc.	New Hampshire / Healthcare Equipment and Supplies	Senior Secured Term Loan (11.33% (LIBOR + 9.00% with 1.25% LIBOR floor), due 9/29/2022)(3)(11)	9/29/2017	35,815	35,815	35,815	1.1%
					35,815	35,815	1.1%
American Gilsonite Company(34)	Utah / Chemicals	Membership Interest (0.05%, 131 shares)(16)	3/14/2008		—	—	—%
					—	—	—%
Apidos CLO IX	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 7/15/2023)(5)(14)(17)	7/11/2012	23,525	21	76	—%
					21	76	—%
Apidos CLO XI	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 7.80%, due 1/17/2028)(5)(14)	1/17/2013	40,500	32,397	25,000	0.7%
					32,397	25,000	0.7%
Apidos CLO XII	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 15.35%, due 4/15/2031)(5)(14)	4/18/2013	52,203	35,014	26,518	0.8%
					35,014	26,518	0.8%
Apidos CLO XV	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.14%, due 4/20/2031)(5)(14)	10/16/2013	48,515	35,776	26,960	0.8%
					35,776	26,960	0.8%
Apidos CLO XXII	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.65%, due 10/20/2027)(5)(6)(14)	10/14/2015	31,350	27,496	25,047	0.7%
					27,496	25,047	0.7%
Ark-La-Tex Wireline Services, LLC	Louisiana / Energy Equipment & Services	Senior Secured Term Loan B (13.59% (LIBOR + 11.50% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 4/8/2019)(13)	4/8/2014	25,595	1,145	787	—%
					1,145	787	—%
Armor Holding II LLC	New York / Commercial Services & Supplies	Second Lien Term Loan (11.10% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(8)(13)	6/26/2018	7,000	6,949	7,000	0.2%
					6,949	7,000	0.2%
Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Health Care Providers & Services	Revolving Line of Credit – $7,000 Commitment (10.81% (LIBOR + 8.50% with 1.50% LIBOR floor), due 8/21/2019)(11)(15)	2/21/2013	7,000	7,000	6,900	0.2%
		Senior Term Loan (10.81% (LIBOR + 8.50% with 1.50% LIBOR floor), due 2/21/2020)(3)(11)	2/21/2013	77,713	77,713	76,607	2.2%
					84,713	83,507	2.4%
ATS Consolidated, Inc.	Arizona / Electronic Equipment, Instruments & Components	Second Lien Term Loan (9.84% (LIBOR + 7.75%, due 2/27/2026)(8)(13)	3/19/2018	15,000	14,856	14,873	0.4%
					14,856	14,873	0.4%
Autodata, Inc. / Autodata Solutions, Inc.(9)	Canada / Software	Second Lien Term Loan (9.34% (LIBOR + 7.25% with 1.00% LIBOR floor), due 12/12/2025)(8)(13)	12/14/2017	$6,000	$5,972	$5,972	0.2%
					5,972	5,972	0.2%

See notes to consolidated financial statements.

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Barings CLO 2018-III (f/k/a Babson CLO Ltd. 2014-III)	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 11.35%, due 7/20/2029)(5)(6)(14)	6/14/2018	83,098	49,688	46,933	1.4%
					49,688	46,933	1.4%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Note (10.33% (LIBOR + 8.00% with 1.25% LIBOR floor), due 12/02/2022)(3)(11)	12/4/2017	274,009	274,009	274,009	8.0%
					274,009	274,009	8.0%
Brookside Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 8.73%, due 1/18/2028)(5)(14)	5/23/2013	36,300	19,287	13,466	0.4%
					19,287	13,466	0.4%
California Street CLO IX Ltd. (f/k/a Symphony CLO IX Ltd.)	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.20%, due 10/16/2028)(5)(14)	5/8/2012	58,915	41,645	35,852	1.1%
					41,645	35,852	1.1%
Candle-Lite Company, LLC	Ohio / Household & Personal Products	Senior Secured Term Loan A (7.81% (LIBOR + 5.50% with 1.25% LIBOR floor), due 1/23/2023)(3)(11)	1/23/2018	12,438	12,438	12,438	0.3%
		Senior Secured Term Loan B (11.81% (LIBOR + 9.50% with 1.25% LIBOR floor), due 1/23/2023)(3)(11)	1/23/2018	12,500	12,500	12,500	0.4%
					24,938	24,938	0.7%
Capstone Logistics Acquisition, Inc.	Georgia / Commercial Services & Supplies	Second Lien Term Loan (10.34% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(8)(13)	10/7/2014	101,030	100,669	100,136	2.9%
					100,669	100,136	2.9%
Carlyle Global Market Strategies CLO 2014-4-R, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 20.73%, due 7/15/2030)(5)(6)(14)	6/29/2018	25,534	17,832	18,807	0.6%
					17,832	18,807	0.6%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 18.00%, due 10/20/2029)(5)(6)(14)	9/13/2016	32,200	32,364	29,080	0.9%
					32,364	29,080	0.9%
Carlyle C17 CLO Limited (f/k/a Cent CLO 17 Limited)	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 18.34%, due 4/30/2031)(5)(14)	5/10/2018	24,870	15,140	15,196	0.4%
					15,140	15,196	0.4%
Cent CLO 20 Limited	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 15.40%, due 1/25/2026)(5)(14)	1/15/2014	40,275	31,692	28,269	0.8%
					31,692	28,269	0.8%
Cent CLO 21 Limited	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 17.56%, due 7/27/2026)(5)(6)(14)	6/18/2014	48,528	36,311	33,703	1.0%
					36,311	33,703	1.0%
Centerfield Media Holding Company(35)	California / Internet Software & Services	Senior Secured Term Loan A (9.31% (LIBOR + 7.00% with 2.00% LIBOR floor), due 1/17/2022)(3)(11)	1/17/2017	$66,300	$66,300	$66,300	1.9%
		Senior Secured Term Loan B (14.81% (LIBOR + 12.50% with 2.00% LIBOR floor), due 1/17/2022)(11)	1/17/2017	68,000	68,000	68,000	2.0%
					134,300	134,300	3.9%

See notes to consolidated financial statements.

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

CIFC Funding 2013-III-R, Ltd. (f/k/a CIFC Funding 2013-III, Ltd.)	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.43%, due 4/24/2031)(5)(14)	4/5/2018	44,100	27,624	25,250	0.7%
					27,624	25,250	0.7%
CIFC Funding 2013-IV, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.31%, due 4/28/2031)(5)(14)	11/14/2013	45,500	31,503	27,697	0.8%
					31,503	27,697	0.8%
CIFC Funding 2014-IV Investor, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 8.46%, due 10/19/2026)(5)(6)(14)	9/3/2014	41,500	28,512	23,715	0.7%
					28,512	23,715	0.7%
CIFC Funding 2016-I, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.11%, due 10/21/2028)(5)(6)(14)	12/21/2016	34,000	31,179	27,998	0.8%
					31,179	27,998	0.8%
Cinedigm DC Holdings, LLC	New York / Media	Senior Secured Term Loan (11.31% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(11)(46)	2/28/2013	31,460	31,410	31,460	0.9%
					31,410	31,460	0.9%
Class Appraisal, LLC	Michigan / Real Estate Management & Development	Revolving Line of Credit – $1,500 Commitment (10.58% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/12/2020)(11)(15)	3/12/2018	—	—	—	—%
		Senior Secured Term Loan (10.58% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/10/2023)(3)(11)	3/12/2018	41,860	41,860	41,860	1.2%
					41,860	41,860	1.2%
Coverall North America, Inc.	Florida / Commercial Services & Supplies	Senior Secured Term Loan A (8.31% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	11/2/2015	19,100	19,100	19,100	0.6%
		Senior Secured Term Loan B (13.31% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	11/2/2015	24,750	24,750	24,750	0.7%
					43,850	43,850	1.3%
CP VI Bella Midco	Pennsylvania / IT Services	Second Lien Term Loan (8.84% (LIBOR + 6.75%, due 12/29/2025)(8)(13)	12/28/2017	2,000	1,990	1,990	0.1%
					1,990	1,990	0.1%
CURO Financial Technologies Corp.	Canada / Consumer Finance	Senior Secured Notes (12.00%, due 3/1/2022)(8)(14)	2/1/2017	10,896	10,837	11,844	0.3%
					10,837	11,844	0.3%

See notes to consolidated financial statements.

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Digital Room, LLC	California / Commercial Services & Supplies	First Lien Term Loan (7.10% (LIBOR + 5.00% with 1.00% LIBOR floor), due 12/29/2023)(3)(8)(13)	2/9/2018	$9,950	$9,857	$9,925	0.3%
		Second Lien Term Loan (10.85% (LIBOR + 8.75% with 1.00% LIBOR floor), due 12/29/2024)(3)(8)(13)	2/8/2018	57,100	56,295	57,100	1.7%
					66,152	67,025	2.0%
Dunn Paper, Inc.	Georgia / Paper & Forest Products	Second Lien Term Loan (10.84% (LIBOR + 8.75% with 1.00% LIBOR floor), due 8/26/2023)(3)(8)(13)	10/7/2016	11,500	11,328	11,226	0.3%
					11,328	11,226	0.3%
Easy Gardener Products, Inc.	Texas / Household Durables	Senior Secured Term Loan (12.31% (LIBOR + 10.00% with 0.25% LIBOR floor), due 09/30/2020)(11)	10/2/2015	16,894	16,894	15,728	0.5%
					16,894	15,728	0.5%
Engine Group, Inc.(7)	California / Media	Senior Secured Term Loan (7.08% (LIBOR + 4.75% with 1.00% LIBOR floor), due 9/15/2022)(8)(11)	9/25/2017	4,813	4,813	4,813	0.1%
		Second Lien Term Loan (11.08% (LIBOR + 8.75% with 1.00% LIBOR floor), due 9/15/2023)(3)(8)(11)	9/25/2017	35,000	35,000	35,000	1.0%
					39,813	39,813	1.1%
EXC Holdings III Corp	Massachusetts / Technology Hardware, Storage & Peripherals	Second Lien Term Loan (9.97% (LIBOR + 7.50% with 1.00% LIBOR floor), due 12/01/2025)(8)(10)	12/5/2017	12,500	12,384	12,500	0.4%
					12,384	12,500	0.4%
Fleetwash, Inc.	New Jersey / Commercial Services & Supplies	Senior Secured Term Loan B (11.31% (LIBOR + 9.00% with 1.00% LIBOR floor), due 4/30/2022)(3)(11)	4/30/2014	21,544	21,544	21,544	0.6%
		Delayed Draw Term Loan – $15,000 Commitment (10.31% (LIBOR + 8.00% with 1.00% LIBOR floor), expires 4/30/2022)(11)(15)	4/30/2014	—	—	—	—%
					21,544	21,544	0.6%
Galaxy XV CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.42%, due 10/15/2030)(5)(14)	3/14/2013	50,525	34,853	30,457	0.9%
					34,853	30,457	0.9%
Galaxy XXVII CLO, Ltd. (f/k/a Galaxy XVI CLO, Ltd.)	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.57%, due 5/16/2031)(5)(14)	4/17/2018	24,575	16,936	13,688	0.4%
					16,936	13,688	0.4%
Galaxy XXVIII CLO, Ltd. (f/k/a Galaxy XVII CLO, Ltd.)	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.89%, due 7/15/2031)(5)(6)(14)	6/27/2014	39,905	28,009	22,335	0.7%
					28,009	22,335	0.7%
Galaxy XXVIII CLO, Ltd.	Cayman Islands / Structured Finance	Rated Secured Structured Note - Class F (LIBOR + 8.48%, due 7/15/2031)(6)(11)(14)(37)	7/16/2018	6,658	6,159	6,159	0.2%
					6,159	6,159	0.2%

See notes to consolidated financial statements.

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

H.I.G. ECI Merger Sub, Inc.	Massachusetts / IT Services	Revolving Line of Credit – $5,000 Commitment (9.81% (LIBOR + 7.50% with 1.50% LIBOR floor), due 9/30/2018)(11)	5/31/2018	$—	$—	$—	—%
		Senior Secured Term Loan A (7.81% (LIBOR + 5.50% with 1.50% LIBOR floor), due 5/31/2023)(11)	5/31/2018	44,688	44,688	44,688	1.3%
		Senior Secured Term Loan B (12.81% (LIBOR + 10.50% with 1.50% LIBOR floor), due 5/31/2023)(11)	5/31/2018	29,900	29,900	29,900	0.9%
					74,588	74,588	2.2%
Halcyon Loan Advisors Funding 2012-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 8/15/2023)(5)(14)(17)	8/21/2012	23,188	3,869	3,125	0.1%
					3,869	3,125	0.1%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 4/15/2025)(5)(14)(17)	3/28/2013	40,400	22,057	11,017	0.3%
					22,057	11,017	0.3%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.30%, due 4/18/2026)(5)(14)	3/6/2014	24,500	14,007	11,647	0.3%
					14,007	11,647	0.3%
Halcyon Loan Advisors Funding 2014-2 Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 8.64%, due 4/28/2025)(5)(6)(14)	4/28/2014	41,164	24,290	19,050	0.6%
					24,290	19,050	0.6%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 19.80%, due 10/18/2027)(5)(6)(14)	9/3/2015	39,598	34,675	32,513	1.0%
					34,675	32,513	1.0%
Harbortouch Payments, LLC	Pennsylvania / Commercial Services & Supplies	Escrow Receivable	3/31/2014		—	917	—%
					—	917	—%
HarbourView CLO VII-R, Ltd. (f/k/a HarbourView CLO VII, Ltd.)	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 18.94%, due 7/18/2031)(5)(6)(14)	6/10/2015	19,025	13,411	13,689	0.4%
					13,411	13,689	0.4%
Help/Systems Holdings, Inc.	Minnesota / Software	Second Lien Term Loan (9.84% (LIBOR + 7.75%, due 3/27/2026)(8)(13)	4/17/2018	11,293	11,244	11,293	0.3%
					11,244	11,293	0.3%
Ingenio, LLC	California / Internet Software & Services	Senior Secured Term Loan (9.82% (LIBOR + 7.50% with 1.25% LIBOR floor), due 9/26/2022)(3)(8)(11)	9/25/2017	9,647	9,647	9,647	0.3%
					9,647	9,647	0.3%
Inpatient Care Management Company, LLC	Florida / Health Care Providers & Services	Senior Secured Term Loan (10.31% (LIBOR + 8.00% with 1.00% LIBOR floor), due 6/8/2021)(3)(11)	6/8/2016	23,698	23,698	23,698	0.7%
					23,698	23,698	0.7%
Janus International Group, LLC	Georgia / Building Products	Second Lien Term Loan (9.84% (LIBOR + 7.75% with 1.00% LIBOR floor), due 2/12/2026)(8)(13)	2/22/2018	10,000	9,905	10,000	0.3%
					9,905	10,000	0.3%
JD Power and Associates	California / Capital Markets	Second Lien Term Loan (10.59% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/7/2024)(3)(8)(13)	9/16/2016	$20,000	$19,799	$20,000	0.6%

See notes to consolidated financial statements.

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

					19,799	20,000	0.6%
Jefferson Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 7.20%, due 7/20/2027)(5)(6)(14)	7/28/2015	19,500	16,078	12,392	0.4%
					16,078	12,392	0.4%
K&N Parent, Inc.	California / Auto Components	Second Lien Term Loan (11.08% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/21/2024)(3)(8)(11)	10/20/2016	12,887	12,681	12,887	0.4%
					12,681	12,887	0.4%
Keystone Acquisition Corp.(36)	Pennsylvania / Health Care Providers & Services	Second Lien Term Loan (11.58% (LIBOR + 9.25% with 1.00% LIBOR floor), due 5/1/2025)(3)(8)(11)	5/18/2017	50,000	50,000	50,000	1.5%
					50,000	50,000	1.5%
LCM XIV Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 16.28%, due 7/21/2031)(5)(14)	7/11/2013	49,934	26,516	24,257	0.7%
					26,516	24,257	0.7%
Madison Park Funding IX, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 57.45%, due 8/15/2022)(5)(14)	7/18/2012	43,110	2,058	2,200	0.1%
					2,058	2,200	0.1%
Maverick Healthcare Equity, LLC	Arizona / Health Care Providers & Services	Preferred Units (10.00%, 1,250,000 units)(16)	10/31/2007		1,252	446	—%
		Class A Common Units (1,250,000 units)(16)	10/31/2007		—	—	—%
					1,252	446	—%
MedMark Services, Inc.(51)	Texas / Health Care Providers & Services	Second Lien Term Loan (10.55% (LIBOR + 8.25% with 1.00% LIBOR floor), due 3/1/2025)(3)(8)(11)	3/16/2018	7,000	6,933	6,933	0.2%
					6,933	6,933	0.2%
Memorial MRI & Diagnostic, LLC	Texas / Health Care Providers & Services	Senior Secured Term Loan (10.83% (LIBOR + 8.50% with 1.00% LIBOR floor), due 3/16/2022)(11)	3/16/2017	36,925	36,925	36,925	1.1%
					36,925	36,925	1.1%
Mobile Posse, Inc.	Virginia / Media	First Lien Term Loan (10.83% (LIBOR + 8.50% with 2.00% LIBOR floor), due 4/3/2023)(3)(11)	4/3/2018	27,700	27,700	27,700	0.8%
					27,700	27,700	0.8%
Mountain View CLO 2013-I Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.66%, due 10/15/2030)(5)(14)	5/1/2013	43,650	28,357	23,267	0.7%
					28,357	23,267	0.7%
Mountain View CLO IX Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 17.63%, due 7/15/2031)(5)(6)(14)	6/25/2015	47,830	31,528	37,333	1.1%
					31,528	37,333	1.1%
MRP Holdco, Inc.	Massachusetts / IT Services	Senior Secured Term Loan A (6.59% (LIBOR + 4.50% with 1.50% LIBOR floor), due 4/17/2024)(3)(13)	4/17/2018	43,000	43,000	43,000	1.3%
		Senior Secured Term Loan B (10.59% (LIBOR + 8.50% with 1.50% LIBOR floor), due 4/17/2024)(13)	4/17/2018	43,000	43,000	43,000	1.3%
					86,000	86,000	2.6%
Octagon Investment Partners XV, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.58%, due 7/19/2030)(5)(14)	2/20/2013	$42,063	$31,734	$26,350	0.8%
					31,734	26,350	0.8%

See notes to consolidated financial statements.

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Octagon Investment Partners 18-R Ltd. (f/k/a Octagon Investment Partners XVIII, Ltd.)	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 17.26%, due 4/16/2031)(5)(6)(14)	8/17/2015	46,016	27,295	26,420	0.8%
					27,295	26,420	0.8%
Pearl Intermediate Parent LLC	Connecticut / Health Care Providers & Services	Second Lien Term Loan (8.33% (LIBOR + 6.25%, due 2/15/2026)(8)(13)	2/28/2018	5,000	4,976	5,000	0.1%
					4,976	5,000	0.1%
PeopleConnect Intermediate, LLC (f/k/a Intelius, Inc.)	Washington / Internet Software & Services	Revolving Line of Credit – $1,000 Commitment (11.81% (LIBOR + 9.50% with 1.00% LIBOR floor), due 8/11/2020)(11)(15)	7/1/2015	500	500	500	—%
		Senior Secured Term Loan A (8.81% (LIBOR + 6.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	7/1/2015	18,828	18,828	18,828	0.6%
		Senior Secured Term Loan B (14.81% (LIBOR + 12.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	7/1/2015	20,163	20,163	20,163	0.6%
					39,491	39,491	1.2%
PGX Holdings, Inc.	Utah / Diversified Consumer Services	Second Lien Term Loan (11.09% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(13)	9/29/2014	118,289	118,289	118,289	3.5%
					118,289	118,289	3.5%
PharMerica Corporation	Kentucky / Pharmaceuticals	Second Lien Term Loan (9.80% (LIBOR + 7.75% with 1.00% LIBOR floor), due 12/7/2025)(8)(13)	12/7/2017	12,000	11,882	12,000	0.4%
					11,882	12,000	0.4%
Photonis Technologies SAS	France / Electronic Equipment, Instruments & Components	First Lien Term Loan (9.83% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(8)(11)(14)	9/10/2013	12,872	12,490	12,335	0.4%
					12,490	12,335	0.4%
PlayPower, Inc.	North Carolina / Leisure Products	Second Lien Term Loan (11.08% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)(3)(8)(11)	6/23/2015	11,000	10,904	11,000	0.3%
					10,904	11,000	0.3%
Research Now Group, Inc.	Connecticut / Professional Services	First Lien Term Loan (7.86% (LIBOR + 5.50% with 1.00% LIBOR floor), due 12/20/2024)(8)(10)	1/5/2018	9,950	9,468	9,608	0.3%
		Second Lien Term Loan (11.82% (LIBOR + 9.50% with 1.00% LIBOR floor), due 12/20/2025)(8)(11)	1/5/2018	50,000	46,738	47,382	1.4%
					56,206	56,990	1.7%
RGIS Services, LLC	Michigan / Commercial Services & Supplies	Senior Secured Term Loan (9.59% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(3)(8)(13)	4/20/2017	15,173	15,113	14,339	0.4%
					15,113	14,339	0.4%
RME Group Holding Company	Florida / Media	Senior Secured Term Loan A (8.33% (LIBOR + 6.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	5/4/2017	$35,146	$35,146	$35,146	1.0%
		Senior Secured Term Loan B (13.33% (LIBOR + 11.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	5/4/2017	24,349	24,349	24,349	0.7%
					59,495	59,495	1.7%

See notes to consolidated financial statements.

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Rocket Software, Inc.	Massachusetts / Software	Second Lien Term Loan (11.83% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/14/2024)(3)(8)(11)	10/20/2016	50,000	49,219	50,000	1.5%
					49,219	50,000	1.5%
Romark WM-R Ltd. (f/k/a Washington Mill CLO Ltd.)	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.41%, due 4/20/2031)(5)(6)(14)	5/15/2014	27,724	21,494	17,961	0.5%
					21,494	17,961	0.5%
Rosa Mexicano	New York / Hotels, Restaurants & Leisure	Revolving Line of Credit – $2,500 Commitment (9.83% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023(11)(15)	3/29/2018	—	—	—	—%
		Senior Secured Term Loan (9.83% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023(3)(11)	3/29/2018	29,813	29,813	29,813	0.9%
					29,813	29,813	0.9%
SCS Merger Sub, Inc.	Texas / IT Services	Second Lien Term Loan (11.59% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)(3)(8)(13)	11/6/2015	20,000	19,605	20,000	0.6%
					19,605	20,000	0.6%
Securus Technologies Holdings, Inc.	Texas / Communications Equipment	Second Lien Term Loan (10.34% (LIBOR + 8.25% with 1.00% LIBOR floor), due 11/01/2025)(8)(13)	11/3/2017	40,000	39,860	40,000	1.2%
					39,860	40,000	1.2%
SEOTownCenter, Inc	Utah / Internet Software & Services	Senior Secured Term Loan A (9.84% (LIBOR + 7.50% with 2.00% LIBOR floor), due 4/07/2023)(3)(11)	4/10/2018	25,000	25,000	25,000	0.7%
		Senior Secured Term Loan B (14.84% (LIBOR + 12.50% with 2.00% LIBOR floor), due 4/07/2023)(3)(11)	4/10/2018	17,000	17,000	17,000	0.5%
					42,000	42,000	1.2%
SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (9.34% (LIBOR + 7.25% with 1.00% LIBOR floor), due 2/23/2025)(8)(13)	3/2/2017	3,000	2,975	2,975	0.1%
					2,975	2,975	0.1%
Small Business Whole Loan Portfolio(41)	New York / Online Lending	124 Small Business Loans purchased from On Deck Capital, Inc.	2/21/2014	30	30	17	—%
					30	17	—%
SMG US Midco	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (9.09% (LIBOR + 7.00%, due 1/23/2026)(8)(13)	1/23/2018	7,500	7,482	7,482	0.2%
					7,482	7,482	0.2%
See notes to consolidated financial statements.

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Spartan Energy Services, LLC	Louisiana / Energy Equipment & Services	Senior Secured Term Loan A (7.98% (LIBOR + 6.00% with 1.00% LIBOR floor), due 12/28/2018)(13)	10/20/2014	$13,156	$12,528	$13,046	0.4%
		Senior Secured Term Loan B (13.98% PIK (LIBOR + 12.00% with 1.00% LIBOR floor), due 12/28/2018)(13)(46)	10/20/2014	18,237	16,838	18,237	0.5%
					29,366	31,283	0.9%
Spectrum Holdings III Corp	Georgia / Health Care Equipment & Supplies	Second Lien Term Loan (9.09% (LIBOR + 7.00% with 1.00% LIBOR floor), due 1/31/2026)(8)(13)	1/31/2018	7,500	7,464	7,464	0.2%
					7,464	7,464	0.2%
Strategic Materials	Texas / Household Durables	Second Lien Term Loan (10.10% (LIBOR + 7.75% with 1.00% LIBOR floor), due 11/1/2025)(8)(11)	11/1/2017	7,000	6,936	6,936	0.2%
					6,936	6,936	0.2%
Stryker Energy, LLC	Louisiana / Energy Equipment & Services	Overriding Royalty Interests (43)	12/4/2006		—	—	—%
					—	—	—%
Sudbury Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 5.47%, due 1/17/2026)(5)(14)	12/5/2013	28,200	18,183	14,218	0.4%
					18,183	14,218	0.4%
Symphony CLO XIV Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 3.78%, due 7/14/2026)(5)(6)(14)	5/29/2014	49,250	34,297	27,478	0.8%
					34,297	27,478	0.8%
Symphony CLO XV, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 7.30%, due 10/17/2026)(5)(14)	11/17/2014	50,250	39,512	32,433	1.0%
					39,512	32,433	1.0%
TGP HOLDINGS III LLC	Oregon / Household Durables	Second Lien Term Loan (10.83% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/25/2025)(8)(11)	10/3/2017	3,000	2,959	2,959	0.1%
					2,959	2,959	0.1%
TouchTunes Interactive Networks, Inc.	New York / Internet Software & Services	Second Lien Term Loan (10.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(3)(8)(13)	5/29/2015	14,000	13,926	14,000	0.4%
					13,926	14,000	0.4%
Town & Country Holdings, Inc.	New York / Distributors	First Lien Term Loan (11.33% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/26/2023)(3)(11)	1/26/2018	69,650	69,650	69,650	2.0%
					69,650	69,650	2.0%
Transplace Holdings, Inc.	Texas / Transportation Infrastructure	Second Lien Term Loan (10.79% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/6/2025)(8)(13)	10/5/2017	28,104	27,494	28,104	0.8%
					27,494	28,104	0.8%
Turning Point Brands, Inc.(42)	Kentucky / Tobacco	Second Lien Term Loan (9.04% (LIBOR + 7.00%), due 3/7/2024)(3)(8)(13)	2/17/2017	14,500	14,392	14,392	0.4%
					14,392	14,392	0.4%

See notes to consolidated financial statements.

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

United Sporting Companies, Inc.(18)	South Carolina / Distributors	Second Lien Term Loan (13.09% (LIBOR + 11.00% with 1.75% LIBOR floor) plus 2.00% PIK, in non-accrual status effective 4/1/2017, due 11/16/2019)(13)(46)	9/28/2012	$149,126	$127,091	$58,806	1.7%
		Common Stock (24,967 shares)(16)	5/2/2017		—	—	—%
					127,091	58,806	1.7%
Universal Fiber Systems, LLC	Virginia / Textiles, Apparel & Luxury Goods	Second Lien Term Loan (11.60% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)(3)(8)(12)	10/2/2015	37,000	36,551	37,000	1.1%
					36,551	37,000	1.1%
Universal Turbine Parts, LLC	Alabama / Trading Companies & Distributors	Senior Secured Term Loan A (8.06% (LIBOR + 5.75% with 1.00% LIBOR floor), due 7/22/2021)(3)(11)	7/22/2016	31,363	31,363	27,926	0.8%
		Senior Secured Term Loan B (14.06% (LIBOR + 11.75% with 1.00% LIBOR floor), due 7/22/2021)(11)	7/22/2016	32,500	32,500	28,273	0.8%
					63,863	56,199	1.6%
USG Intermediate, LLC	Texas / Leisure Products	Revolving Line of Credit – $2,500 Commitment (11.34% (LIBOR + 9.25% with 1.00% LIBOR floor), due 8/24/2018)(13)(15)	4/15/2015	2,500	2,500	2,500	0.1%
		Senior Secured Term Loan A (8.84% (LIBOR + 6.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(13)	4/15/2015	11,385	11,385	11,385	0.3%
		Senior Secured Term Loan B (13.84% (LIBOR + 11.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(13)	4/15/2015	20,741	20,741	20,741	0.6%
		Equity(16)	4/15/2015		1	—	—%
					34,627	34,626	1.0%
UTZ Quality Foods, LLC	Pennsylvania / Food Products	Second Lien Term Loan (9.34% (LIBOR + 7.25%, due 11/21/2025)(8)(13)	11/21/2017	10,000	9,884	9,886	0.3%
					9,884	9,886	0.3%
VC GB Holdings, Inc.	Illinois / Household Durables	Subordinated Secured Term Loan (10.09% (LIBOR + 8.00% with 1.00% LIBOR floor), due 2/28/2025)(3)(8)(13)	2/28/2017	16,000	15,750	16,000	0.5%
					15,750	16,000	0.5%
Venio LLC	Pennsylvania / Professional Services	Second Lien Term Loan (4.00% plus PIK 10.00% (LIBOR + 7.50% with 2.50% LIBOR floor), due 2/19/2020)(11)(46)	2/19/2014	22,048	18,066	20,001	0.6%
					18,066	20,001	0.6%
Voya CLO 2012-2, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	8/28/2012	38,070	450	595	—%
					450	595	—%
Voya CLO 2012-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	10/18/2012	46,632	—	585	—%
					—	585	—%
Voya CLO 2012-4, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 11.96%, due 10/16/2028)(5)(14)	11/29/2012	40,613	30,893	28,264	0.8%
					30,893	28,264	0.8%
Voya CLO 2014-1, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 16.47%, due 4/18/2031)(5)(6)(14)	3/13/2014	40,773	28,205	26,931	0.8%
					28,205	26,931	0.8%
Voya CLO 2016-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.68%, due 10/18/2027)(5)(6)(14)	10/27/2016	$28,100	$27,180	$22,912	0.7%

See notes to consolidated financial statements.

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date(53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

					27,180	22,912	0.7%
Voya CLO 2017-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.26%, due 7/20/2030)(5)(6)(14)	7/12/2017	44,885	47,400	43,351	1.3%
					47,400	43,351	1.3%
Wink Holdco, Inc.	Texas / Insurance	Second Lien Term Loan (8.85% (LIBOR + 6.75% with 1.00% LIBOR floor), due 12/1/2025)(8)(13)	12/1/2017	3,000	2,986	2,986	0.1%
					2,986	2,986	0.1%
Total Non-Control/Non-Affiliate Investments (Level 3)					$3,475,295	$3,264,517	95.8%

Total Portfolio Investments (Level 3)					$5,831,458	$5,727,279	168.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019

(1)
The terms “Prospect,” “the Company,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise. The securities in which Prospect has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of June 30, 2019 and June 30, 2018, all of our investments were valued using significant unobservable inputs. In accordance with ASC 820, such investments are classified as Level 3 within the fair value hierarchy. See Notes 2 and 3 within the accompanying notes to consolidated financial statements for further discussion.

(3)
Security, or a portion thereof, is held by Prospect Capital Funding LLC (“PCF”), our wholly-owned subsidiary and a bankruptcy remote special purpose entity, and is pledged as collateral for the Revolving Credit Facility and such security is not available as collateral to our general creditors (see Note 4). The fair values of the investments held by PCF at June 30, 2019 and June 30, 2018 were $1,636,067 and $1,307,955, respectively, representing 28.9% and 22.8% of our total investments, respectively.

(4)	In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(5)
This investment is in the equity class of the collateralized loan obligation (“CLO”) security, which is referred to as “Subordinated Structured Note,” or “SSN”. The SSN investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(6)	Co-investment with another fund managed by an affiliate of our investment adviser, Prospect Capital Management L.P. See Note 13 for further discussion.

(7)	Engine Group. Inc., Clearstream TV, Inc., and ORC International, Inc., are joint borrowers on the senior secured and the second lien term loans.

(8)	Syndicated investment which was originated by a financial institution and broadly distributed.

(9)	Autodata, Inc. and Autodata Solutions, Inc. are joint borrowers.

(10)
The interest rate on these investments is subject to the base rate of 6-Month LIBOR, which was 2.20% and 2.50% at June 30, 2019 and June 30, 2018, respectively. The current base rate for each investment may be different from the reference rate on June 30, 2019 and June 30, 2018.

(11)
The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 2.32% and 2.34% at June 30, 2019 and June 30, 2018, respectively. The current base rate for each investment may be different from the reference rate on June 30, 2019 and June 30, 2018.

(12)
The interest rate on these investments is subject to the base rate of 2-Month LIBOR, which was 2.33% and 2.17% at June 30, 2019 and June 30, 2018, respectively. The current base rate for each investment may be different from the reference rate on June 30, 2019 and June 30, 2018.

(13)
The interest rate on these investments is subject to the base rate of 1-Month LIBOR, which was 2.40% and 2.09% at June 30, 2019 and June 30, 2018, respectively. The current base rate for each investment may be different from the reference rate on June 30, 2019 and June 30, 2018.

(14)
Investment has been designated as an investment not “qualifying” under Section 55(a) of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of June 30, 2019 and June 30, 2018, our qualifying assets as a percentage of total assets, stood at 73.85% and 73.20%, respectively. We monitor the status of these assets on an ongoing basis.

(15)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 5.00%. As of June 30, 2019 and June 30, 2018, we had $23,375 and $29,675, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

(16)	Represents non-income producing security that has not paid a dividend in the year preceding the reporting date.

(17)
The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost. If an investment has been impaired upon being called, any future distributions will be recorded as a return of capital. To the extent that the impaired cost basis of the SSN is fully recovered, any future distributions will be recorded as realized gains.

(18)
Ellett Brothers, LLC, Evans Sports, Inc., Jerry’s Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc., and Outdoor Sports Headquarters, Inc. are joint borrowers on the second lien term loan. United Sporting Companies, Inc. (“USC”) is a parent guarantor of this debt investment, and is 100% owned by SportCo Holdings, Inc. (“SportCo”). Prospect previously held a 3.48% equity interest in SportCo and following an additional issuance of common stock by SportCo, Prospect’s ownership increased to 22.0% as of September 30, 2018. As a result, Prospect’s investment in USC is classified as an affiliate investment beginning the period ended September 30, 2018. In June, 2019, USC filed for Chapter 11 bankruptcy and began liquidating its remaining assets.

(19)
CCPI Holdings Inc., a consolidated entity in which we own 100% of the common stock, held 94.59% of CCPI Inc. (“CCPI”), the operating company, as of June 30, 2018. On March 1, 2019, we sold our 94.59% common equity interest in CCPI, Inc. for $18,865 in net proceeds. Concurrently, CCPI Inc. fully repaid the $2,797 Senior Secured Term Loan A and the $17,566 Senior Secured Term Loan B receivable to us. We recorded a realized gain of $12,105 on the sale of our equity position in CCPI, Inc. In connection with the sale, there is $2,364 being held in escrow that is due to us, which will be recognized as an additional realized gain when received.

(20)
CP Holdings of Delaware LLC, a consolidated entity in which we own 100% of the membership interests, owns 99.8% of CP Energy Services Inc. (“CP Energy”) as of June 30, 2019 and June 30, 2018. CP Energy owns directly or indirectly 100% of each of CP Well Testing, LLC; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. We report CP Energy as a separate controlled company. On April 6, 2018, Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a previously controlled portfolio company, merged with and into CP Energy, with CP Energy continuing as the surviving corporation. In June 2019, CP Energy purchased approximately 64.1% of the common equity of Spartan Energy Holdings, Inc. (“Spartan Holdings”), which owns 100% of Spartan Energy Services, LLC (“Spartan”), a portfolio company of Prospect with $34,399 in senior secured term loans (the “Spartan Term Loans”) due to us as of June 30, 2019. As a result of CP Energy’s purchase, and given Prospect’s controlling interest in CP Energy, our Spartan Term Loans are presented as control investments under CP Energy beginning June 30, 2019. Spartan remains the direct borrower and guarantor to Prospect for the Spartan Term Loans (See Note 14).

(21)
Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a consolidated entity in which we own 100% of the membership interests, owns 98.41% of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC (“Credit Central”)) as of June 30, 2019 and June 30, 2018. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC, the operating companies. We report Credit Central as a separate controlled company.

(22)
As of June 30, 2017, Prospect held a 37.1% membership interest in Edmentum Ultimate Holdings, LLC (“Edmentum Holdings”), which owns 100% of the equity of Edmentum, Inc. On February 23, 2018, certain participating members of Edmentum Holdings increased their revolving credit commitment and extended additional credit to Edmentum, Inc. in exchange for additional common units of Edmentum Holdings. As a result, Prospect’s equity ownership was diluted from 37.1% to the current 11.51%, and the investment was transferred from control to affiliate investment classification during the year ended June 30, 2018.

(23)
First Tower Holdings of Delaware LLC, a consolidated entity in which we own 100% of the membership interests, owns 80.1% of First Tower Finance Company LLC (“First Tower Finance”), which owns 100% of First Tower, LLC, the operating company as of June 30, 2019 and June 30, 2018. We report First Tower Finance as a separate controlled company.

(24)
Energy Solutions Holdings Inc., a consolidated entity in which we own 100% of the equity, owns 100% of Freedom Marine Solutions, LLC (“Freedom Marine”), which owns Vessel Company, LLC, Vessel Company II, LLC and Vessel Company III, LLC. We report Freedom Marine as a separate controlled company.

(25)
As of June 30, 2018, MITY Holdings of Delaware Inc. (“MITY Delaware”), a consolidated entity in which we own 100% of the common stock, owns 95.58% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”). Effective March 13, 2019, MITY Delaware’s equity ownership of MITY increased to 100%. MITY owns 100% of each of MITY-Lite, Inc. (“Mity-Lite”);

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Broda Enterprises USA, Inc.; and Broda Enterprises ULC (“Broda Canada”). We report MITY as a separate controlled company. As of June 30, 2018, MITY Delaware has a subordinated unsecured note issued and outstanding to Broda Canada (the “Broda Note”) that is denominated in Canadian Dollars (“CAD”). In December 2018, MITY Delaware assigned the Broda Note to Prospect. As of June 30, 2019 and June 30, 2018, the principal balance of this note was CAD 7,371. In accordance with ASC 830, Foreign Currency Matters (“ASC 830”), this note was remeasured into our functional currency, US Dollars (USD), and is presented on our Consolidated Schedule of Investments in USD. We formed a separate legal entity domiciled in the United States, MITY FSC, Inc., (“MITY FSC”) in which Prospect owns 100% of the equity. MITY FSC does not have material operations. This entity earns commission payments from MITY-Lite based on its sales to foreign customers, and distributes it to its shareholder.

(26)
NPH Property Holdings, LLC, a consolidated entity in which we own 100% of the membership interests, owns 100% of the common equity of National Property REIT Corp. (“NPRC”) (f/k/a National Property Holdings Corp.), a property REIT which holds investments in several real estate properties. Additionally, NPRC invests in online consumer loans through ACL Loan Holdings, Inc. (“ACLLH”) and American Consumer Lending Limited (“ACLL”), its wholly-owned subsidiaries. We report NPRC as a separate controlled company. See Note 3 for further discussion of the properties held by NPRC. During the period from July 1, 2018 to December 27, 2018, we received partial repayments of $21,181 for our loans previously outstanding with NPRC and its wholly-owned subsidiaries and $15,000 as a return of capital on our equity investment. Effective December 31, 2018, we amended and restated the terms of our credit agreement with NPRC. As part of the amendment, we increased our investment through a New Term Loan A Secured Note (“New TLA”) in the aggregate principal amount of $433,553 and a New Term Loan B Secured Note (“New TLB”) in the aggregate principal amount of $205,000. Under the new agreement, our profit interest is revised to an amount equal to 25% of NPRC’s quarterly residual profit. NPRC utilized a portion of the proceeds from the New TLA and New TLB to repay the previously outstanding Senior Secured Term Loan A and Senior Secured Term Loan E. The remaining proceeds of $140,351 were returned to us as a return of capital, reducing our equity investment in NPRC. We received structuring fees of $12,771 as a result of the amendment.

(27)
Nationwide Acceptance Holdings LLC, a consolidated entity in which we own 100% of the membership interests, owns 94.48% of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC ), the operating company, as of June 30, 2019 and June 30, 2018. We report Nationwide Loan Company LLC as a separate controlled company. On June 1, 2015, Nationwide Acceptance LLC completed a reorganization and was renamed Nationwide Loan Company LLC (“Nationwide”) and formed two new wholly-owned subsidiaries: Pelican Loan Company LLC (“Pelican”) and Nationwide Consumer Loans LLC. Nationwide assigned 100% of the equity interests in its other subsidiaries to Pelican which, in turn, assigned these interests to a new operating company wholly-owned by Pelican named Nationwide Acceptance LLC (“New Nationwide”). New Nationwide also assumed the existing senior subordinated term loan due to Prospect.

(28)
NMMB Holdings, a consolidated entity in which we own 100% of the equity, owns 94.10% and 91.52% of the fully diluted equity of NMMB, Inc. (“NMMB”) as of June 30, 2019 and June 30, 2018, respectively. NMMB owns 100% of Refuel Agency, Inc., which owns 100% of Armed Forces Communications, Inc. We report NMMB as a separate controlled company.

(29)
On June 3, 2017, Gulf Coast Machine & Supply Company (“Gulf Coast”) sold all of its assets to a third party, for total consideration of $10,250, including escrowed amounts. The proceeds from the sale were primarily used to repay a $6,115 third party revolving credit facility, and the remainder was used to pay other legal and administrative costs incurred by Gulf Coast. As no proceeds were allocated to Prospect, our debt and equity investment in Gulfco was written-off and we recorded a realized loss of $66,103 during the year ended June 30, 2017. On June 28, 2017, Gulf Coast was renamed to SB Forging Company II, Inc. In June 2018, SB Forging Company II, Inc. received escrow proceeds of $2,050 related to the sale. The escrow proceeds and $154 of excess cash held at SB Forging Company II, Inc. were subsequently distributed and in connection with the liquidation of our investment, we recorded a realized gain of $2,204 in our Consolidated Statement of Operations during the year ended June 30, 2019.

(30)	Prospect owns 99.96% of the equity of USES Corp. as of June 30, 2019 and June 30, 2018.

(31)
Valley Electric Holdings I, Inc., a consolidated entity in which we own 100% of the common stock, owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), another consolidated entity. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”). Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. We report Valley Electric as a separate controlled company.

(32)
On March 14, 2017, assets previously held by Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) were assigned to Wolf Energy Services Company, LLC, a new wholly-owned subsidiary of Wolf Energy Holdings, in exchange for a full reduction of Ark-La-Tex’s Senior Secured Term Loan A and a partial reduction of the Senior Secured Term Loan B cost basis, in total equal to $22,145. The cost basis of the transferred assets is equal to the appraised fair value of assets at the time of transfer. During the three months ended June 30, 2017, Ark-La-Tex Term Loan B was written-off and a loss of $19,818 was realized. On June 30, 2017, the 18.00%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Senior Secured Promissory Note, due April 15, 2018, in Wolf Energy, LLC was contributed to the equity of Wolf Energy LLC. There was no impact from the transaction due to the note being on non-accrual status and having zero cost basis.

(33)
Prospect owns 9.67% and 16.04% of the equity in Targus Cayman HoldCo Limited (“Targus”), the parent company of Targus International LLC (“Targus International”) as of June 30, 2019 and June 30, 2018, respectively. On September 25, 2017, Prospect exchanged $1,600 of Senior Secured Term Loan A and $4,799 of Senior Secured Term Loan B investments in Targus International into 6,120,658 of common shares of Targus, and recorded a realized gain of $846, as a result of this transaction.

(34)
We own 99.9999% of AGC/PEP, LLC (“AGC/PEP”) as of June 30, 2018. As of September 30, 2016, AGC/PEP owned 2,038 out of a total of 93,485 shares (including 7,456 vested and unvested management options) of American Gilsonite Holding Company (“AGC Holdco”), which owns 100% of American Gilsonite Company (“AGC”). On October 24, 2016, AGC filed for a joint prepackaged plan of reorganization under Chapter 11 of the bankruptcy code. During the year ended June 30, 2017, AGC emerged from bankruptcy and AGC Holdco was dissolved. AGC/PEP received a total of 131 shares, representing a total ownership stake of 0.05% in AGC. On December 7, 2018, AGC/PEP sold all 131 shares back to AGC. As a result of the transaction, Prospect recorded a realized gain of $24 in our Consolidated Statement of Operations during the year ended June 30, 2019.

(35)	Centerfield Media Holding Company and Oology Direct Holdings, Inc. are joint borrowers and guarantors on the senior secured loan facilities.

(36)
Keystone Acquisition Corp. is the parent borrower on the second lien term loan. Other joint borrowers on this debt investment include Keystone Peer Review Organization, Inc., KEPRO Acquisitions, Inc., APS Healthcare Bethesda, Inc., Ohio KEPRO, Inc., and APS Healthcare Quality Review, Inc.

(37)
This investment is in the debt class of the CLO security, which is referred to as “Rated Secured Structured Note”, or “RSSN”. At June 30, 2018, the all-in interest rate of the Galaxy XXVIII CLO, Ltd. RSSN was not yet determined, as the investment was unsettled.

(38)
The consolidated revenue interest is equal to the lesser of (i) 2.0% of consolidated revenue for the twelve-month period ending on the last day of the prior fiscal quarter (or portion thereof) and (ii) 25% of the amount of interest accrued on the Notes at the cash interest rate for such fiscal quarter (or portion thereof).

(39)
As of June 30, 2019 and June 30, 2018, Prospect owns 8.57% of the equity in Encinitas Watches Holdco, LLC (f/k/a Nixon Holdco, LLC), the parent company of Nixon, Inc. On February 26, 2018, Prospect entered into a debt forgiveness agreement with Nixon, Inc., which terminated $17,472 Senior Secured Term Loan receivable due to us. We recorded a realized loss of $14,197 in our Consolidated Statement of Operations for the year ended June 30, 2018 as a result of this transaction.

(40)
On May 29, 2018, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of Pacific World Corporation (“Pacific World”) and to appoint a new Board of Directors of Pacific World. As a result, Prospect’s investment in Pacific World is classified as a control investment beginning the year ended June 30, 2018.

(41)	Our wholly-owned subsidiary Prospect Small Business Lending, LLC purchases small business whole loans from small business loan originators, including On Deck Capital, Inc.

(42)	Turning Point Brands, Inc. and North Atlantic Trading Company, Inc. are joint borrowers and guarantors on the secured loan facility.

(43)	The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(44)	The following shows the composition of our investment portfolio at cost by control designation, investment type, and by industry as of June 30, 2019:

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Cost Total
Control Investments
Aerospace & Defense	$54,841	$—	$—	$—	$—	$22,738	$77,579
Commercial Services & Supplies	126,505	—	—	—	6,915	6,849	140,269
Construction & Engineering	43,731	—	—	—	—	26,204	69,935

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Cost Total
Consumer Finance	—	348,606	—	—	—	116,839	465,445
Energy Equipment & Services	69,447	—	—	—	—	192,216	261,663
Equity Real Estate Investment Trusts (REITs)	433,553	—	—	—	—	62,887	496,440
Health Care Providers & Services	$248,872	$—	$—	$—	$—	$1	$248,873
Machinery	—	28,622	—	—	—	6,866	35,488
Media	3,114	—	—	—	—	12,869	15,983
Online Lending	172,000	—	—	—	—	100,949	272,949
Personal Products	212,969	—	—	—	—	25,000	237,969
Trading Companies & Distributors	63,213	—	—	—	—	—	63,213
Total Control Investments	$1,428,245	$377,228	$—	$—	$6,915	$573,418	$2,385,806
Affiliate Investments
Distributors	$—	$127,091	$—	$—	$—	$—	$127,091
Diversified Consumer Services	—	8,159	—	—	32,018	6,577	46,754
Textiles, Apparel & Luxury Goods	—	—	—	—	—	3,771	3,771
Total Affiliate Investments	$—	$135,250	$—	$—	$32,018	$10,348	$177,616
Non-Control/Non-Affiliate Investments
Air Freight & Logistics	$—	$12,500	$—	$—	$—	$—	$12,500
Auto Components	—	25,450	—	—	—	—	25,450
Building Products	—	19,842	—	—	—	—	19,842
Capital Markets	—	25,084	—	—	—	—	25,084
Commercial Services & Supplies	60,513	175,674	—	—	—	—	236,187
Communications Equipment	—	50,503	—	—	—	—	50,503
Consumer Finance	22,333	—	—	—	—	—	22,333
Distributors	172,815	—	—	—	—	—	172,815
Diversified Consumer Services	—	100,091	—	—	—	—	100,091
Diversified Telecommunication Services	9,923	26,311	—	—	—	—	36,234
Entertainment	16,128	20,093	—	—	—	—	36,221
Food Products	—	34,729	—	—	—	—	34,729
Health Care Equipment & Supplies	33,673	7,469	—	—	—	—	41,142
Health Care Providers & Services	125,265	96,284	—	—	—	—	221,549
Hotels, Restaurants & Leisure	27,252	7,485	—	—	—	—	34,737
Household Durables	15,888	13,403	—	—	—	—	29,291
Household Products	24,688	—	—	—	—	—	24,688
Insurance	—	12,988	—	—	—	—	12,988
Interactive Media & Services	37,861	—	—	—	—	—	37,861
IT Services	270,714	35,382	—	—	—	—	306,096
Leisure Products	32,868	—	—	—	—	1	32,869
Media	87,379	35,000	—	—	—	—	122,379
Paper & Forest Products	—	11,361	—	—	—	—	11,361
Professional Services	118,403	69,695	—	—	—	—	188,098
Real Estate Management & Development	38,852	—	—	—	—	—	38,852
Software	—	64,723	—	—	—	—	64,723
Technology Hardware, Storage & Peripherals	—	12,400	—	—	—	—	12,400
Textiles, Apparel & Luxury Goods	190,678	36,657	—	—	—	—	227,335
Tobacco	—	14,419	—	—	—	—	14,419

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Cost Total
Transportation Infrastructure	—	27,578	—	—	—	—	27,578
Structured Finance (A)	—	—	44,774	1,103,751	—	—	1,148,525
Total Non-Control/ Non-Affiliate	$1,285,233	$935,121	$44,774	$1,103,751	$—	$1	$3,368,880
Total Portfolio Investment Cost	$2,713,478	$1,447,599	$44,774	$1,103,751	$38,933	$583,767	$5,932,302

The following shows the composition of our investment portfolio at fair value by control designation, investment type, and by industry as of June 30, 2019:

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Fair Value Total	% of Net Assets
Control Investments
Aerospace & Defense	$54,841	$—	$—	$—	$—	$34,860	$89,701	2.7%
Commercial Services & Supplies	62,627	—	—	—	—	—	62,627	1.9%
Construction & Engineering	43,731		—	—	—	99,954	143,685	4.3%
Consumer Finance	—	351,926	—	—	—	246,502	598,428	18.1%
Energy Equipment & Services	69,447	—	—	—	—	84,418	153,865	4.7%
Equity Real Estate Investment Trusts (REITs)	433,553	—	—	—	—	394,134	827,687	25.0%
Health Care Providers & Services	224,876	—	—	—	—	—	224,876	6.8%
Machinery	—	28,622	—	—	—	5,002	33,624	1.0%
Media	3,114	—	—	—	—	21,069	24,183	0.7%
Online Lending	172,000	—	—	—	—	4,778	176,778	5.3%
Personal Products	112,427	—	—	—	—	—	112,427	3.4%
Trading Companies & Distributors	28,043	—	—	—	—	—	28,043	0.8%
Total Control Investments	$1,204,659	$380,548	$—	$—	$—	$890,717	$2,475,924	74.9%
Fair Value % of Net Assets	36.4%	11.5%	—%	—%	—%	26.9%	74.9%
Affiliate Investments
Distributors	$—	$18,866	$—	$—	$—	$—	$18,866	0.6%
Diversified Consumer Services	—	8,159	—	—	33,058	—	41,217	1.2%
Textiles, Apparel & Luxury Goods	—	—	—	—	—	16,599	16,599	0.5%
Total Affiliate Investments	$—	$27,025	$—	$—	$33,058	$16,599	$76,682	2.3%
Fair Value % of Net Assets	—%	0.8%	—%	—%	1.0%	0.5%	2.3%
Non-Control/Non-Affiliate Investments
Air Freight & Logistics	$—	$12,233	$—	$—	$—	$—	$12,233	0.4%
Auto Components	—	25,450	—	—	—	—	25,450	0.8%
Building Products	—	19,842	—	—	—	—	19,842	0.6%
Capital Markets	—	25,222	—	—	—	—	25,222	0.8%
Commercial Services & Supplies	58,094	175,951	—	—	—	—	234,045	7.1%
Communications Equipment	—	48,760	—	—	—	—	48,760	1.5%
Consumer Finance	20,555	—	—	—	—	—	20,555	0.6%
Distributors	171,271	—	—	—	—	—	171,271	5.2%
Diversified Consumer Services	—	100,091	—	—	—	—	100,091	3.0%
Diversified Telecommunication Services	9,923	26,311	—	—	—	—	36,234	1.1%
Electronic Equipment, Instruments & Components	—	—	—	—	—	2,239	2,239	0.1%
Entertainment	16,178	20,149	—	—	—	—	36,327	1.1%
Food Products	—	34,729	—	—	—	—	34,729	1.1%
Health Care Equipment & Supplies	34,010	7,144	—	—	—	—	41,154	1.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Fair Value Total	% of Net Assets
Health Care Providers & Services	124,075	96,284	—	—	—	—	220,359	6.7%
Hotels, Restaurants & Leisure	27,252	7,485	—	—	—	—	34,737	1.1%
Household Durables	10,252	12,208	—	—	—	—	22,460	0.7%
Household Products	24,688	—	—	—	—	—	24,688	0.7%
Insurance	—	12,988	—	—	—	—	12,988	0.4%
Interactive Media & Services	37,861	—	—	—	—	—	37,861	1.1%
IT Services	269,657	35,703	—	—	—	—	305,360	9.2%
Leisure Products	32,868	—	—	—	—	—	32,868	1.0%
Media	86,704	30,580	—	—	—	—	117,284	3.5%
Paper & Forest Products	$—	$11,500	$—	$—	$—	$—	$11,500	0.3%
Pharmaceuticals	—	—	—	—	—	—	—	—%
Professional Services	118,813	71,365	—	—	—	—	190,178	5.8%
Real Estate Management & Development	38,852	—	—	—	—	—	38,852	1.2%
Software	—	64,729	—	—	—	—	64,729	2.0%
Technology Hardware, Storage & Peripherals	—	12,400	—	—	—	—	12,400	0.4%
Textiles, Apparel & Luxury Goods	189,725	36,657	—	—	—	—	226,382	6.8%
Tobacco	—	14,500	—	—	—	—	14,500	0.4%
Transportation Infrastructure	—	28,104	—	—	—	—	28,104	0.9%
Structured Finance (A)	—	—	46,851	850,694	—	—	897,545	27.1%
Total Non-Control/ Non-Affiliate	$1,270,778	$930,385	$46,851	$850,694	$—	$2,239	$3,100,947	93.8%
Fair Value % of Net Assets	38.4%	28.1%	1.4%	25.7%	—%	0.1%	93.8%
Total Portfolio	$2,475,437	$1,337,958	$46,851	$850,694	$33,058	$909,555	$5,653,553	171.0%
Fair Value % of Net Assets	74.9%	40.5%	1.4%	25.7%	1.0%	27.5%	171.0%
(A) Our RSSN and SSN investments do not have industry concentrations and as such have been separated in the tables above.
(B) Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.

(45)	The following shows the composition of our investment portfolio at cost by control designation, investment type, and by industry as of June 30, 2018:

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Cost Total
Control Investments
Aerospace & Defense	$47,099	$—	$—	$—	$—	$22,738	$69,837
Commercial Services & Supplies	117,861	—	—	—	7,200	6,849	131,910
Construction & Engineering	38,211	—	—	—	—	26,204	64,415
Consumer Finance	—	337,972	—	—	—	116,839	454,811
Electronic Equipment, Instruments & Components	20,700	—	—	—	—	6,759	27,459
Energy Equipment & Services	35,048	—	—	—	—	191,812	226,860
Equity Real Estate Investment Trusts (REITs)	293,203	—	—	—	—	206,655	499,858
Health Care Providers & Services	212,701	—	—	—	—	—	212,701
Machinery	—	28,622	—	—	—	6,866	35,488
Media	8,614	—	—	—	—	12,869	21,483
Online Lending	226,180	—	—	—	—	100,949	327,129
Personal Products	213,575	—	—	—	—	15,000	228,575
Total Control Investments	$1,213,192	$366,594	$—	$—	$7,200	$713,540	$2,300,526
Affiliate Investments

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Cost Total
Diversified Consumer Services	$—	$7,834	$—	$—	$31,348	$6,577	$45,759
Textiles, Apparel & Luxury Goods	—	—	—	—	—	9,878	9,878
Total Affiliate Investments	$—	$7,834	$—	$—	$31,348	$16,455	$55,637
Non-Control/Non-Affiliate Investments
Auto Components	$—	$12,681	$—	$—	$—	$—	$12,681
Building Products	—	9,905	—	—	—	—	9,905
Capital Markets	—	19,799	—	—	—	—	19,799
Commercial Services & Supplies	90,364	163,913	—	—	—	—	254,277
Communications Equipment	—	39,860	—	—	—	—	39,860
Consumer Finance	$30,570	$—	$—	$—	$—	$—	$30,570
Distributors	343,659	127,091	—	—	—	—	470,750
Diversified Consumer Services	9,647	118,289	—	—	—	—	127,936
Electronic Equipment, Instruments & Components	12,490	14,856	—	—	—	—	27,346
Energy Equipment & Services	30,511	—	—	—	—	—	30,511
Food Products	—	9,884	—	—	—	—	9,884
Health Care Equipment & Supplies	35,815	7,464	—	—	—	—	43,279
Health Care Providers & Services	145,336	61,909	—	—	—	1,252	208,497
Hotels, Restaurants & Leisure	29,813	7,482	—	—	—	—	37,295
Household & Personal Products	24,938	—	—	—	—	—	24,938
Household Durables	16,894	25,645	—	—	—	—	42,539
Insurance	—	2,986	—	—	—	—	2,986
Internet & Direct Marketing Retail	4,813	35,000	—	—	—	—	39,813
Internet Software & Services	215,791	13,926	—	—	—	—	229,717
IT Services	160,588	21,595	—	—	—	—	182,183
Leisure Products	34,626	10,904	—	—	—	1	45,531
Media	118,605	2,975	—	—	—	—	121,580
Online Lending	—	—	—	—	30	—	30
Paper & Forest Products	—	11,328	—	—	—	—	11,328
Pharmaceuticals	—	11,882	—	—	—	—	11,882
Professional Services	9,468	64,804	—	—	—	—	74,272
Real Estate Management & Development	41,860	—	—	—	—	—	41,860
Software	—	66,435	—	—	—	—	66,435
Technology Hardware, Storage & Peripherals	—	12,384	—	—	—	—	12,384
Textiles, Apparel & Luxury Goods	—	36,551	—	—	—	—	36,551
Tobacco	—	14,392	—	—	—	—	14,392
Trading Companies & Distributors	63,863	—	—	—	—	—	63,863
Transportation Infrastructure	—	27,494	—	—	—	—	27,494
Structured Finance (A)	—	—	6,159	1,096,768	—	—	1,102,927
Total Non-Control/ Non-Affiliate	$1,419,651	$951,434	$6,159	$1,096,768	$30	$1,253	$3,475,295
Total Portfolio Investment Cost	$2,632,843	$1,325,862	$6,159	$1,096,768	$38,578	$731,248	$5,831,458
The following shows the composition of our investment portfolio at fair value by control designation, investment type, and by industry as of June 30, 2018:

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Fair Value Total	Fair Value %of Net Assets
Control Investments
Aerospace & Defense	$47,099	$—	$—	$—	$—	$35,179	$82,278	2.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Fair Value Total	Fair Value %of Net Assets
Commercial Services & Supplies	67,011	—	—	—	5,563	2,639	75,213	2.2%
Construction & Engineering	38,211	—	—	—	—	12,586	50,797	1.5%
Consumer Finance	—	342,331	—	—	—	211,209	553,540	16.2%
Electronic Equipment, Instruments & Components	20,700	—	—	—	—	15,056	35,756	1.1%
Energy Equipment & Services	35,048	—	—	—	—	103,456	138,504	4.1%
Equity Real Estate Investment Trusts (REITs)	293,203	—	—	—	—	518,712	811,915	23.8%
Health Care Providers & Services	197,621	—	—	—	—	—	197,621	5.8%
Machinery	—	28,622	—	—	—	3,264	31,886	0.9%
Media	$8,614	$—	$—	$—	$—	$10,121	$18,735	0.6%
Online Lending	226,180	—	—	—	—	16,881	243,061	7.1%
Personal Products	165,020	—	—	—	—	—	165,020	4.9%
Total Control Investments	$1,098,707	$370,953	$—	$—	$5,563	$929,103	$2,404,326	70.6%
Fair Value % of Net Assets	32.2%	10.9%	—%	—%	0.2%	27.3%	70.6%
Affiliate Investments
Diversified Consumer Services	$—	$7,834	$—	$—	$27,382	$—	$35,216	1.0%
Textiles, Apparel & Luxury Goods	—	—	—	—	—	23,220	23,220	0.7%
Total Affiliate Investments	$—	$7,834	$—	$—	$27,382	$23,220	$58,436	1.7%
Fair Value % of Net Assets	—%	0.2%	—%	—%	0.8%	0.7%	1.7%
Non-Control/Non-Affiliate Investments
Auto Components	$—	$12,887	$—	$—	$—	$—	$12,887	0.4%
Building Products	—	10,000	—	—	—	—	10,000	0.3%
Capital Markets	—	20,000	—	—	—	—	20,000	0.6%
Commercial Services & Supplies	89,658	164,236	—	—	—	917	254,811	7.5%
Communications Equipment	—	40,000	—	—	—	—	40,000	1.2%
Consumer Finance	33,438	—	—	—	—	—	33,438	1.0%
Distributors	343,659	58,806	—	—	—	—	402,465	11.8%
Diversified Consumer Services	9,647	118,289	—	—	—	—	127,936	3.8%
Electronic Equipment, Instruments & Components	12,335	14,873	—	—	—	—	27,208	0.8%
Energy Equipment & Services	32,070	—	—	—	—	—	32,070	0.9%
Food Products	—	9,886	—	—	—	—	9,886	0.3%
Health Care Equipment & Supplies	35,815	7,464	—	—	—	—	43,279	1.3%
Health Care Providers & Services	144,130	61,933	—	—	—	446	206,509	6.0%
Hotels, Restaurants & Leisure	29,813	7,482	—	—	—	—	37,295	1.1%
Household & Personal Products	24,938	—	—	—	—	—	24,938	0.7%
Household Durables	15,728	25,895	—	—	—	—	41,623	1.2%
Insurance	—	2,986	—	—	—	—	2,986	0.1%
Internet & Direct Marketing Retail	4,813	35,000	—	—	—	—	39,813	1.2%
Internet Software & Services	215,791	14,000	—	—	—	—	229,791	6.7%
IT Services	160,588	21,990	—	—	—	—	182,578	5.4%
Leisure Products	34,626	11,000	—	—	—	—	45,626	1.3%
Media	118,655	2,975	—	—	—	—	121,630	3.6%
Online Lending	—	—	—	—	17	—	17	—%
Paper & Forest Products	—	11,226	—	—	—	—	11,226	0.3%
Pharmaceuticals	—	12,000	—	—	—	—	12,000	0.3%
Professional Services	9,608	67,383	—	—	—	—	76,991	2.3%
Real Estate Management & Development	41,860	—	—	—	—	—	41,860	1.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Fair Value Total	Fair Value %of Net Assets
Software	—	67,265	—	—	—	—	67,265	2.0%
Technology Hardware, Storage & Peripherals	—	12,500	—	—	—	—	12,500	0.4%
Textiles, Apparel & Luxury Goods	—	37,000	—	—	—	—	37,000	1.1%
Tobacco	—	14,392	—	—	—	—	14,392	0.4%
Trading Companies & Distributors	$56,199	$—	$—	$—	$—	$—	$56,199	1.6%
Transportation Infrastructure	—	28,104	—	—	—	—	28,104	0.8%
Structured Finance (A)	—	—	6,159	954,035	—	—	960,194	28.2%
Total Non-Control/ Non-Affiliate	$1,413,371	$889,572	$6,159	$954,035	$17	$1,363	$3,264,517	95.8%
Fair Value % of Net Assets	41.5%	26.1%	0.2%	28.0%	—%	—%	95.8%
Total Portfolio	$2,512,078	$1,268,359	$6,159	$954,035	$32,962	$953,686	$5,727,279	168.1%
Fair Value % of Net Assets	73.7%	37.2%	0.2%	28.0%	1.0%	28.0%	168.1%
(A) Our RSSN and SSN investments do not have industry concentrations and as such have been separated in the tables above.
(B) Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.

(46)
The interest rate on these investments, excluding those on non-accrual, contains a paid in kind (“PIK”) provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.

The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed under the existing credit agreements, as of and for three months ended June 30, 2019:

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
Cinedigm DC Holdings, LLC	—%	2.50%	2.50%
CP Energy - Spartan Energy Services, LLC Term Loan B	16.44%	—%	16.44%
Credit Central Loan Company	6.53%	3.47%	10.00%
Echelon Transportation, LLC	2.25%	—%	2.25%	(A)
Echelon Transportation, LLC	1.00%	—%	1.00%	(A)
Edmentum Ultimate Holdings, LLC - Revolver	5.00%	—%	5.00%
Edmentum Ultimate Holdings, LLC - Senior PIK Note	8.50%	—%	8.50%
First Tower Finance Company LLC	7.48%	3.02%	10.50%
Interdent, Inc - Senior Secured Term Loan B	16.00%	—%	16.00%
MITY, Inc.	10.00%	—%	10.00%
National Property REIT Corp. - Senior Secured Term Loan A	—%	5.00%	5.00%
National Property REIT Corp. - Senior Secured Term Loan B	—%	5.50%	5.50%
Nationwide Loan Company LLC	10.00%	—%	10.00%
Valley Electric Co. of Mt. Vernon, Inc.	—%	2.50%	2.50%
Valley Electric Company, Inc.	5.00%	5.00%	10.00%
Venio LLC	10.10%	—%	10.10%
(A) Next PIK payment/capitalization date is July 31, 2019.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed under the existing credit agreements, as of and for three months ended June 30, 2018:

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
CCPI Inc.	—%	7.00%	7.00%
Cinedigm DC Holdings, LLC	—%	2.50%	2.50%
Credit Central Loan Company	—%	10.00%	10.00%
Echelon Transportation, LLC (f/k/a Echelon Aviation LLC)	N/A	N/A	2.25%	(A)
Echelon Transportation, LLC (f/k/a Echelon Aviation LLC)	N/A	N/A	1.00%	(A)
Edmentum Ultimate Holdings, LLC - Unsecured Senior PIK Note	8.50%	—%	8.50%
First Tower Finance Company LLC	1.45%	8.55%	10.00%
InterDent, Inc. - Senior Secured Team Loan B	4.25%	—%	4.25%
InterDent, Inc. - Senior Secured Team Loan C	18.00%	—%	18.00%
MITY, Inc.	—%	10.00%	10.00%
National Property REIT Corp. - Senior Secured Term Loan A	—%	10.50%	10.50%
National Property REIT Corp. - Senior Secured Term Loan E	—%	1.50%	1.50%
Nationwide Loan Company LLC	—%	10.00%	10.00%
Spartan Energy Services, LLC	13.98%	—%	13.98%
Valley Electric Co. of Mt. Vernon, Inc.	—%	2.50%	2.50%
Valley Electric Company, Inc.	7.17%	2.83%	10.00%
Venio LLC	10.00%	—%	10.00%
(A) Next PIK payment/capitalization date is July 31, 2018.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

(47)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2019 with these controlled investments were as follows:

Portfolio Company	Fair Value at June 30, 2018	Gross Additions (Cost)(A)	Gross Reductions (Cost)(B)	Net unrealized gains (losses)	Fair Value at June 30, 2019	Interest income	Dividend income	Other income	Net realized gains (losses)
CCPI, Inc.	$35,756	$—	$(27,459)	$(8,297)	$—	$2,629	$—	$1,301	$12,105
CP Energy Services Inc. (C)	123,261	34,184	—	(18,514)	138,931	4,810	—	—	—
Credit Central Loan Company, LLC	76,677	5,081	—	(10,341)	71,417	11,886	—	—	—
Echelon Transportation LLC	82,278	7,742	—	(319)	89,701	7,102	—	—	—
First Tower Finance Company LLC	443,010	6,823	(2,478)	46,681	494,036	56,125	—	—	—
Freedom Marine Solutions, LLC	13,037	300	—	1,583	14,920	—	—	—	—
InterDent, Inc.	197,621	36,173	—	(8,918)	224,876	24,779	—	—	—
MITY, Inc.	58,894	5,143	(284)	(16,851)	46,902	8,149	—	276	—
National Property REIT Corp.	1,054,976	11,583	(69,181)	7,087	1,004,465	75,249	21,000	33,634	—
Nationwide Loan Company LLC	33,853	1,206	—	(2,084)	32,975	3,621	165	—	—
NMMB, Inc.	18,735	—	(5,500)	10,948	24,183	958	—	—	—
Pacific World Corporation	165,020	19,000	(9,606)	(61,987)	112,427	3,762	—	—	—
R-V Industries, Inc.	31,886	—	—	1,738	33,624	3,295	—	—	—
SB Forging Company II, Inc.	2,194	—	—	(2,194)	—	—	—	—	2,204
Universal Turbine Parts, LLC (D)	—	45,129	(488)	(16,598)	28,043	1,970	—	—	—
USES Corp.	16,319	3,500	—	(4,094)	15,725	—	—	—	—
Valley Electric Company, Inc.	50,797	5,521	—	87,367	143,685	6,877	12,962	800	—
Wolf Energy, LLC	12	46	58	(102)	14	—	—	—	—
Total	$2,404,326	$181,431	$(114,938)	$5,105	$2,475,924	$211,212	$34,127	$36,011	$14,309

(A)	Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, OID accretion and PIK interest, and any transfer of investments.

(B)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.

(C)
In June 2019, CP Energy purchased approximately 64.1% of the common equity of Spartan Holdings, which owns 100% of Spartan, a portfolio company of Prospect. As a result of CP Energy’s purchase, and given Prospect’s controlling interest in CP Energy, our Spartan Term Loans are presented as control investments under CP Energy beginning June 30, 2019. Accordingly, Spartan was transferred from non-controlled/non-affiliate investments at $33,313, the fair market value at the beginning of the three month period ended June 30, 2019. Refer to endnote 20.

(D)	Investment was transferred from non-controlled/non-affiliate investments at $45,129, the fair market value at the beginning of the three month period ended December 31, 2018. Refer to endnote 54.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

(48)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2019 with these affiliated investments were as follows:

Portfolio Company	Fair Value at June 30, 2018	Gross Additions (Cost) (A)	Gross Reductions (Cost) (B)	Net unrealized gains (losses)	Fair Value at June 30, 2019	Interest income	Dividend income	Other income	Net realized gains (losses)
Edmentum Ultimate Holdings, LLC	$35,216	$8,850	$(7,855)	$5,006	$41,217	$943	$—	$—	$—
Nixon, Inc.	—	—	—	—	—	—	—	—	—
Targus Cayman HoldCo Limited	23,220	—	(6,106)	(515)	16,599	—	659	—	—
United Sporting Companies, Inc.(C)	—	58,806	—	(39,940)	18,866	—	—	—	—
Total	$58,436	$67,656	$(13,961)	$(35,449)	$76,682	$943	$659	$—	$—

(A)	Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, PIK interest, and any transfer of investments.

(B)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.

(C)	Investment was transferred from non-controlled/non-affiliate investments at $58,806, the fair market value at the beginning of the three month period ended September 30, 2018. Refer to endnote 18.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

(49)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2018 with these controlled investments were as follows:

Portfolio Company	Fair Value at June 30, 2017	Gross Additions (Cost)(A)	Gross Reductions (Cost)(B)	Net unrealized gains (losses)	Fair Value at June 30, 2018	Interest income	Dividend income	Other income	Net realized gains (losses)
Arctic Energy Services, LLC(C)	$17,370	$—	$(60,876)	$43,506	$—	$—	$—	$—	$—
CCPI Inc.	43,052	—	(482)	(6,814)	35,756	3,704	—	—	—
CP Energy Services Inc.(C)	72,216	65,976	—	(14,931)	123,261	3,394	—	228	—
Credit Central Loan Company, LLC	64,435	2,240	—	10,002	76,677	12,755	—	903	—
Echelon Transportation, LLC (f/k/a Echelon Aviation LLC)	71,318	—	—	10,960	82,278	6,360	—	—	—
Edmentum Ultimate Holdings, LLC(D)	46,895	5,394	(39,196)	(13,093)	—	572	—	—	—
First Tower Finance Company LLC	365,588	21,352	(6,735)	62,805	443,010	47,422	—	2,664	—
Freedom Marine Solutions, LLC	23,994	982	—	(11,939)	13,037	—	—	—	—
Interdent, Inc.(E)	—	209,120	—	(11,499)	197,621	4,775	—	—	—
MITY, Inc.	76,512	—	—	(17,618)	58,894	8,206	—	1,093	13
National Property REIT Corp.	987,304	160,769	(124,078)	30,981	1,054,976	90,582	11,279	8,834	—
Nationwide Loan Company LLC	36,945	4,370	—	(7,462)	33,853	3,485	—	—	—
NMMB, Inc.	20,825	—	(1,999)	(91)	18,735	1,455	—	—	—
Pacific World Corporation(F)	—	198,149	(250)	(32,879)	165,020	3,742	—	—	—
R-V Industries, Inc.	32,678	—	—	(792)	31,886	3,064	—	—	—
SB Forging Company II, Inc.	1,940	—	—	254	2,194	—	—	—	—
USES Corp.	12,517	3,000	(3)	805	16,319	—	—	—	—
Valley Electric Company, Inc.	32,509	2,157	—	16,131	50,797	5,971	—	138	—
Wolf Energy, LLC	5,677	—	(3,009)	(2,656)	12	—	—	1,220	—
Total	$1,911,775	$673,509	$(236,628)	$55,670	$2,404,326	$195,487	$11,279	$15,080	$13
(A) Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, PIK interest, and any transfer of investments.
(B) Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.
(C) Arctic Energy Services, LLC cost basis was transferred to CP Energy Services Inc. on April 6, 2018 as a result of the merger between these controlled portfolio companies. There was no realized gain or loss recognized by us since this was a merger amongst two portfolio companies under our control.
(D) The investment was transferred to affiliate investment classification at $31,362, the fair market value of the investment at the beginning of the three month period ended March 31, 2018. Refer to endnote 22.
(E) The investment was transferred to control investment classification at $208,549, the fair market value of the investment at the beginning of the three month period ended June 30, 2018. Refer to endnote 52.
(F) The investment was transferred from non-control/ non-affiliate to control investment classification at $183,151, the fair market value of the investment at the beginning of the three month period ended June 30, 2018. Refer to endnote 40.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

(50)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2018 with these affiliated investments were as follows:

Portfolio Company	Fair Value at June 30, 2017	Gross Additions (Cost)(A)	Gross Reductions (Cost)(B)	Net unrealized gains (losses)	Fair Value at June 30, 2018	Interest income	Dividend income	Other income	Net realized gains (losses)
Edmentum Ultimate Holdings, LLC(C)	$—	$34,416	$—	$800	$35,216	$348	$—	$—	$—
Nixon, Inc.	—	—	(14,197)	14,197	—	—	—	—	(14,197)
Targus Cayman HoldCo Limited	11,429	1,117	—	10,674	23,220	205	—	—	846
Total	$11,429	$35,533	$(14,197)	$25,671	$58,436	$553	$—	$—	$(13,351)
(A) Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, PIK interest and any transfer of investments.
(B) Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.
(C) The investment was transferred from controlled investment classification at $31,362, the fair market value of the investment at the beginning of the three month period ended March 31, 2018. Refer to endnote 22.

(51)	BAART Programs, Inc. and MedMark Services, Inc. are joint borrowers of the second lien term loan.

(52)
During the year ended June 30, 2018, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of InterDent, Inc. (“InterDent”) and to appoint a new Board of Directors of InterDent. As a result, Prospect’s investment in InterDent is classified as a control investment.

(53)
In accordance with endnote 8 of Regulation S-X Rule 12-12 - Form and Content of Schedules - Investments in securities of unaffiliated issuers, we have updated the presentation of our Consolidated Schedule of Investments to include the acquisition dates of our investments. The presentation of our Consolidated Schedule of Investments for the year ended June 30, 2018 has been similarly updated to provide comparable disclosures.

(54)
On December 10, 2018, UTP Holdings Group, Inc. (“UTP Holdings”) purchased all of the voting stock of Universal Turbine Parts, LLC (“UTP”) and appointed a new Board of Directors to UTP Holdings, consisting of three employees of the Investment Advisor. At the time UTP Holdings acquired UTP, UTP Holdings (f/k/a Harbortouch Holdings of Delaware) was a wholly-owned holding company controlled by Prospect and therefore Prospect’s investment in UTP is classified as a control investment as of June 30, 2019.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 1. Organization
In this report, the terms “Prospect,” “the Company,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.

Prospect is a financial services company that primarily lends to and invests in middle-market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.

On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds a portion of our investments in Rated Secured Structured Notes (“RSSN”) and Subordinated Structured Notes (“SSN”) (collectively referred to as “collateralized loan obligations” or “CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
We consolidate certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. The following companies are included in our consolidated financial statements and are collectively referred to as the “Consolidated Holding Companies”: CP Holdings of Delaware LLC (“CP Holdings”); Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC (“First Tower Delaware”); MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc. (“NMMB Holdings”); NPH Property Holdings, LLC (“NPH”); SB Forging Company, Inc. (“SB Forging”); STI Holding, Inc.; UTP Holdings Group Inc. (“UTP Holdings”, f/k/a Harbortouch Holdings of Delaware Inc.); Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. (“Wolf Energy Holdings”).
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration” or the “Administrator”), a wholly-owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to identify investments with historical cash flows, asset collateral or contracted pro-forma cash flows for investment.
Note 2. Significant Accounting Policies
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-K, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 3, 6 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.
Reclassifications

Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the year ended June 30, 2019.

Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of the issuers of our investment portfolio and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). As of June 30, 2019 and June 30, 2018, our qualifying assets as a percentage of total assets, stood at 73.85% and 73.20%, respectively.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss. Amounts for investments traded but not yet settled are reported in Due to Broker or Due from Broker, in the Consolidated Statements of Assets and Liabilities.
Foreign Currency
Foreign currency amounts are translated into US Dollars (USD) on the following basis:

i.	fair value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

ii.	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such investment transactions, income or expenses.
We do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held or disposed of during the period. Such fluctuations are included within the net realized and net change in unrealized gains or losses from investments in the Consolidated Statements of Operations.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.
Structured Credit Related Risk

CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Online Small-and-Medium-Sized Business Lending Risk
With respect to our online small-and-medium-sized business (“SME”) lending initiative, we invest primarily in marketplace loans through marketplace lending platforms (e.g. OnDeck). We do not conduct loan origination activities ourselves. Therefore, our ability to purchase SME loans, and our ability to grow our portfolio of SME loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending platforms from which we purchase SME loans. In addition, our ability to analyze the risk-return profile of SME loans is significantly dependent on the marketplace platforms’ ability to effectively evaluate a borrower’s credit profile and likelihood of default. If we are unable to effectively evaluate borrowers’ credit profiles or the credit decisioning and scoring models implemented by each platform, we may incur unanticipated losses which could adversely impact our operating results.
Foreign Currency
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP, and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value (“EV”) technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows. We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 for the disclosure of the fair value of our outstanding debt and the market observable inputs used in determining fair value.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. We have determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under ASC 815, Derivatives and Hedging. See Note 5 for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Loan origination fees, original issue discount, and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable, and adjusted only for material amendments or prepayments. Upon a prepayment of a loan, prepayment premiums, original issue discount, or market discounts are recorded as interest income.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans are either applied to the cost basis or interest income, depending upon management’s judgment of the collectibility of the loan receivable. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current and future principal and interest collections when due are probable. Interest received and applied against cost while a loan is on non-accrual, and PIK interest capitalized but not recognized while on non-accrual, is recognized prospectively on the effective yield basis through maturity of the loan when placed back on accrual status, to the extent deemed collectible by management. As of June 30, 2019, approximately 2.9% of our total assets at fair value are in non-accrual status.
Some of our loans and other investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, we capitalize the accrued interest (reflecting such amounts in the basis as additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point that we believe PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. We do not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if we believe that PIK is expected to be realized.

Interest income from investments in Subordinated Secured Notes (typically preferred shares, income notes or subordinated notes of CLO funds) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Other income generally includes amendment fees, commitment fees, administrative agent fees and structuring fees which are recorded when earned. Excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 for further discussion.
Federal and State Income Taxes
We have elected to be treated as a RIC and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute

(or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of June 30, 2019, we do not expect to have any excise tax due for the 2019 calendar year. Thus, we have not accrued any excise tax for this period.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate income tax rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2019, we did not record any unrecognized tax benefits or liabilities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our federal tax returns for the tax years ended August 31, 2016 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future taxable earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility, and Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the obligation for our Revolving Credit Facility. The same methodology is used to approximate the effective yield method for our Prospect Capital InterNotes® and our at-the-market offerings of our existing unsecured notes that mature on June 15, 2024 (“2024 Notes Follow-on Program”), June 15, 2028 (“2028 Notes Follow-on Program), and June 15, 2029 (“2029 Follow-on Program”). The effective interest method is used to amortize deferred financing costs for our remaining Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
Unamortized deferred financing costs are presented as a direct deduction to the respective Unsecured Notes (see Notes 5, 6, and 7).
We may record registration expenses related to shelf filings as prepaid expenses. These expenses consist principally of the Securities and Exchange Commission (“SEC”) registration fees, legal fees and accounting fees incurred. These prepaid expenses are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed. As of June 30, 2019 and June 30, 2018, there are no prepaid expenses related to registration expenses and all amounts incurred have been expensed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The adoption of the amended guidance in ASU 2016-15 did not have a significant effect on our consolidated financial statements and disclosures.
In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which amends accounting guidance for revenue recognition arising from contracts with customers. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. In August 2015, the FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The application of this guidance did not have a material impact on our consolidated financial statements.
In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our consolidated financial statements.

SEC Disclosure Update and Simplification

In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. We have adopted the amendments and have retrospectively applied the presentation amendments to the prior period statements presented.

Prior to adoption and in accordance with previous SEC rules, we presented distributable earnings (loss) on the Consolidated Statements of Assets and Liabilities, as three components: 1) accumulated overdistributed net investment income; 2) accumulated net unrealized gain (loss) on investments; and 3) accumulated net realized gain (loss) on investments. We also presented distributions from earnings on the Consolidated Statements of Changes in Net Assets as distributions from net investment income. In accordance with the SEC Release, distributable earnings and distributions from distributable earnings are shown in total on the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Changes in Net Assets, respectively.

Tax Cuts and Jobs Act
On December 22, 2017, the President signed into law the Tax Cuts and Jobs Act (The “Tax Act”), which significantly changed the Code, including, a reduction in the corporate income tax rate, a new limitation on the deductibility of interest expense, and significant changes to the taxation of income earned from foreign sources and foreign subsidiaries. The Tax Act also authorizes the IRS to issue regulations with respect to the new provisions. We cannot predict how the changes in the Tax and Jobs Act, or regulations or other guidance issued under it, might affect us, our business or the business of our portfolio companies. However, our portfolio companies may or may not make certain elections under the Tax Act that could materially increase their taxable earnings and profits. Any such increase in the earnings and profits of a portfolio company may result in the characterization of certain distributions sourced from sale proceeds as dividend income, which may increase our distributable taxable income. During the year ended June 30, 2019, we received $21,000 of such dividends from National Property REIT Corp. (“NPRC”) related to the gain on the sale of real estate properties.
Note 3. Portfolio Investments
At June 30, 2019, we had investments in 135 long-term portfolio investments, which had an amortized cost of $5,932,302 and a fair value of $5,653,553. At June 30, 2018, we had investments in 135 long-term portfolio investments, which had an amortized cost of $5,831,458 and a fair value of $5,727,279.
The original cost basis of debt placement and equity securities acquired, including follow-on investments for existing portfolio companies, payment-in-kind interest, and structuring fees, totaled $704,543 and $1,730,657 during the years ended June 30, 2019 and June 30, 2018, respectively. Debt repayments and considerations from sales of equity securities of approximately $627,978 and $1,831,286 were received during the years ended June 30, 2019 and June 30, 2018, respectively.
The following table shows the composition of our investment portfolio as of June 30, 2019 and June 30, 2018:

	June 30, 2019		June 30, 2018
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$33,928	$34,239	$38,659	$38,559
Senior Secured Debt	2,687,709	2,449,357	2,602,018	2,481,353
Subordinated Secured Debt	1,439,440	1,329,799	1,318,028	1,260,525
Subordinated Unsecured Debt	38,933	33,058	38,548	32,945
Small Business Loans	—	—	30	17
Rated Secured Structured Notes	44,774	46,851	6,159	6,159
Subordinated Structured Notes	1,103,751	850,694	1,096,768	954,035
Equity	583,767	909,555	731,248	953,686
Total Investments	$5,932,302	$5,653,553	$5,831,458	$5,727,279

In the previous table and throughout the remainder of this footnote, we aggregate our portfolio investments by type of investment, which may differ slightly from the nomenclature used by the constituent instruments defining the rights of holders of the investment, as disclosed on our Consolidated Schedules of Investments (“SOI”). The following investments are included in each category:

•	Revolving Line of Credit includes our investments in delayed draw term loans.

•	Senior Secured Debt includes investments listed on the SOI such as senior secured term loans, senior term loans, secured promissory notes, senior demand notes, and first lien term loans.

•	Subordinated Secured Debt includes investments listed on the SOI such as subordinated secured term loans, subordinated term loans, senior subordinated notes, and second lien term loans.

•	Subordinated Unsecured Debt includes investments listed on the SOI such as subordinated unsecured notes and senior unsecured notes.

•	Small Business Loans includes our investments in SME whole loans purchased from OnDeck.

•	Rated Secured Structured Notes includes our investments in the “debt” class of security of CLO funds.

•	Subordinated Structured Notes includes our investments in the “equity” security class of CLO funds such as income notes, preference shares, and subordinated notes.

•
Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.

The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2019:

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$34,239	$34,239
Senior Secured Debt	—	—	2,449,357	2,449,357
Subordinated Secured Debt	—	—	1,329,799	1,329,799
Subordinated Unsecured Debt	—	—	33,058	33,058
Small Business Loans	—	—	—	—
Rated Secured Structured Notes	—	—	46,851	46,851
Subordinated Structured Notes	—	—	850,694	850,694
Equity	—	—	909,555	909,555
Total Investments	$—	$—	$5,653,553	$5,653,553
The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2018:

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$38,559	$38,559
Senior Secured Debt	—	—	2,481,353	2,481,353
Subordinated Secured Debt	—	—	1,260,525	1,260,525
Subordinated Unsecured Debt	—	—	32,945	32,945
Small Business Loans	—	—	17	17
Rated Secured Structured Notes	—	—	6,159	6,159
Subordinated Structured Notes	—	—	954,035	954,035
Equity	—	—	953,686	953,686
Total Investments	$—	$—	$5,727,279	$5,727,279

The following tables show the aggregate changes in the fair value of our Level 3 investments during the year ended June 30, 2019:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2018	$2,404,326	$58,436	$3,264,517	$5,727,279
Net realized gains (losses) on investments	14,309	—	(811)	13,498
Net change in unrealized gains (losses)	5,105	(35,449)	(144,225)	(174,569)
Net realized and unrealized gains (losses)	19,414	(35,449)	(145,036)	(161,071)
Purchases of portfolio investments	63,780	7,855	589,273	660,908
Payment-in-kind interest	38,171	995	4,469	43,635
Accretion of discounts and premiums, net	1,038	—	8,557	9,595
Repayments and sales of portfolio investments	(129,247)	(13,961)	(483,585)	(626,793)
Transfers within Level 3(1)	78,442	58,806	(137,248)	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of June 30, 2019	$2,475,924	$76,682	$3,100,947	$5,653,553

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	Rated Secured Structured Notes	Subordinated Structured Notes	Equity	Total
Fair value as of June 30, 2018	$38,559	$2,481,353	$1,260,525	$32,945	$17	$6,159	$954,035	$953,686	$5,727,279
Net realized (losses) gains on investments	—	(819)	—	—	94	—	—	14,223	13,498
Net change in unrealized gains (losses)	410	(117,689)	(52,139)	(272)	13	2,078	(110,322)	103,352	(174,569)
Net realized and unrealized gains (losses)	410	(118,508)	(52,139)	(272)	107	2,078	(110,322)	117,575	(161,071)
Purchases of portfolio investments	16,855	381,170	315,531	—	—	38,526	6,884	(98,058)	660,908
Payment-in-kind interest	326	28,231	14,408	670	—	—	—	—	43,635
Accretion of discounts and premiums	—	2,759	6,651	—	—	88	97	—	9,595
Repayments and sales of portfolio investments	(21,911)	(325,648)	(215,177)	(285)	(124)	—	—	(63,648)	(626,793)
Transfers within Level 3(1)	—	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—	—
Fair value as of June 30, 2019	$34,239	$2,449,357	$1,329,799	$33,058	$—	$46,851	$850,694	$909,555	$5,653,553

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.

The following tables show the aggregate changes in the fair value of our Level 3 investments during the year ended June 30, 2018:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2017	$1,911,775	$11,429	$3,915,101	$5,838,305
Net realized (losses) gains on investments	13	(13,351)	(6,036)	(19,374)
Net change in unrealized gains (losses)	55,670	25,671	(42,270)	39,071
Net realized and unrealized gains (losses)	55,683	12,320	(48,306)	19,697
Purchases of portfolio investments	212,531	3,588	1,505,134	1,721,253
Payment-in-kind interest	6,164	583	2,657	9,404
Accretion (amortization) of discounts and premiums, net	2,240	—	(33,245)	(31,005)
Repayments and sales of portfolio investments	(144,405)	(846)	(1,685,124)	(1,830,375)
Transfers within Level 3(1)	360,338	31,362	(391,700)	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of June 30, 2018	$2,404,326	$58,436	$3,264,517	$5,727,279

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	Rated Secured Structured Notes	Subordinated Structured Notes	Equity	Total
Fair value as of June 30, 2017	$27,409	$2,798,796	$1,107,040	$44,434	$7,964	$—	$1,079,712	$772,950	$5,838,305
Net realized (losses) gains on investments	—	(16,795)	—	13	(357)	—	(2,275)	40	(19,374)
Net change in unrealized (losses) gains	(100)	20,701	(4,524)	(12,103)	456	—	(72,439)	107,080	39,071
Net realized and unrealized (losses) gains	(100)	3,906	(4,524)	(12,090)	99	—	(74,714)	107,120	19,697
Purchases of portfolio investments	19,308	1,138,304	365,845	—	7,552	6,159	48,187	135,898	1,721,253
Payment-in-kind interest	—	5,360	3,429	615	—	—	—	—	9,404
Accretion (amortization) of discounts and premiums	—	3,307	5,756	—	—	—	(40,068)	—	(31,005)
Repayments and sales of portfolio investments	(8,058)	(1,511,024)	(217,021)	(14)	(15,598)	—	(59,082)	(19,578)	(1,830,375)
Transfers within Level 3(1)	—	42,704	—	—	—	—	—	(42,704)	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—	—
Fair value as of June 30, 2018	$38,559	$2,481,353	$1,260,525	$32,945	$17	$6,159	$954,035	$953,686	$5,727,279

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.
The net change in unrealized (losses) gains on the investments that use Level 3 inputs was ($160,491) and $12,075 for investments still held as of June 30, 2019 and June 30, 2018, respectively.

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2019 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Approach or Technique	Input	Range	Weighted Average
Senior Secured Debt	$1,260,526	Discounted Cash Flow (Yield analysis)	Market yield	5.6% - 19.1%	10.3%
Senior Secured Debt	434,524	Enterprise Value Waterfall (Market approach)	EBITDA multiple	3.0x - 9.5x	7.7x
Senior Secured Debt	128,152	Enterprise Value Waterfall (Market approach)	Revenue multiple	0.5x - 1.3x	1.1x
Senior Secured Debt	54,841	Enterprise Value Waterfall (Discounted cash flow)	Discount rate	7.6% - 10.5%	8.9%
Senior Secured Debt (1)	172,000	Enterprise Value Waterfall	Loss-adjusted discount rate	3.9% - 14.1%	10.6%
Senior Secured Debt (2)	433,553	Enterprise Value Waterfall (NAV Analysis)	Capitalization Rate	3.9% - 7.9%	5.9%
		Discounted Cash Flow	Discount rate	6.5% - 7.5%	7.0%
Subordinated Secured Debt	930,385	Discounted Cash Flow (Yield analysis)	Market yield	6.1% - 26.4%	11.5%
Subordinated Secured Debt	28,622	Enterprise Value Waterfall (Market approach)	EBITDA multiple	8.0x - 9.0x	8.5x
Subordinated Secured Debt	18,866	Liquidation Analysis	N/A	N/A	N/A
Subordinated Secured Debt (3)	351,926	Enterprise Value Waterfall (Market approach)	Book value multiple	0.8x - 3.0x	2.7x
Subordinated Unsecured Debt	33,058	Enterprise Value Waterfall (Market approach)	EBITDA multiple	5.8x - 11.3x	10.8x
Rated Secured Structured Notes	46,851	Discounted Cash Flow	Discount rate (4)	10.7% - 11.1%	10.9%
Subordinated Structured Notes	850,694	Discounted Cash Flow	Discount rate (4)	2.2% - 34.2%	19.8%
Preferred Equity	84,294	Enterprise Value Waterfall (Market approach)	EBITDA multiple	4.0x - 8.5x	7.1x
Common Equity/Interests/Warrants	127,814	Enterprise value waterfall (Market approach)	EBITDA multiple	5.8x - 9.0x	6.5x
Common Equity/Interests/Warrants (1)	4,778	Enterprise value waterfall	Loss-adjusted discount rate	3.9% - 14.1%	10.6%
Common Equity/Interests/Warrants (2)	297,525	Enterprise value waterfall (NAV analysis)	Capitalization rate	3.9% - 7.9%	5.9%
		Discounted cash flow	Discount rate	6.5% - 7.5%	7.0%
Common Equity/Interests/Warrants (5)	246,502	Enterprise value waterfall (Market approach)	Book value multiple	0.8x - 3.0x	2.6x
Common Equity/Interests/Warrants (6)	96,609	Discounted cash flow	Capitalization rate	3.9% - 7.9%	5.9%
Common Equity/Interests/Warrants	34,860	Discounted cash flow	Discount rate	7.1% - 14.6%	8.4%
Common Equity/Interests/Warrants	14,934	Liquidation analysis	N/A	N/A	N/A
Escrow Receivable	2,239	Discounted cash flow	Discount rate	6.1% - 7.2%	6.7%
Total Level 3 Investments	$5,653,553

(1)
Represents an investment in a Real Estate Investment subsidiary. The Enterprise Value analysis includes the fair value of our investments in such indirect subsidiary’s consumer loans purchased from online consumer lending platforms, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted above. In addition, the valuation also used projected loss rates as an unobservable input ranging from 0.0%-12.5%, with a weighted average of 1.3%.

(2)	Represents Real Estate Investments. Enterprise Value Waterfall methodology uses both the net asset value analysis and discounted cash flow technique, which are weighted equally (50%).

(3)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes book value multiples as noted above. In addition, the valuation of certain consumer finance companies utilizes the enterprise value waterfall technique whereby the significant unobservable input is the earnings multiple and the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies the earnings multiple ranges from 8.8x to 12.5x with a weighted average of 11.5x and the discount rate ranges from 12.7% to 14.6% with a weighted average of 13.3%.

(4)
Represents the implied discount rate based on our internally generated single-cash flow model that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

(5)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes book value multiples as noted above. In addition, the valuation of certain consumer finance companies utilizes the enterprise value waterfall technique whereby the significant unobservable input is the earnings multiple and the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies the earnings multiple ranges from 8.8x to 12.5x with a weighted average of 11.8x and the discount rate ranges from 12.7% to 14.6% with a weighted average of 13.3%.

(6)	Represents Residual Profit Interests in Real Estate Investments.

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2018 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Approach or Technique	Input	Range	Weighted Average
Senior Secured Debt	$1,409,584	Discounted Cash Flow (Yield analysis)	Market Yield	7.0%-21.2%	11.3%
Senior Secured Debt	361,720	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.0x-10.3x	8.3x
Senior Secured Debt	181,339	Enterprise Value Waterfall (Market approach)	Revenue Multiple	0.3x-1.6x	1.4x
Senior Secured Debt	47,099	Enterprise Value Waterfall (Discounted cash flow)	Discount Rate	7.5%-16.1%	10.7%
Senior Secured Debt	787	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt (1)	226,180	Enterprise Value Waterfall	Loss-adjusted discount rate	3.0%-14.2%	11.0%
Senior Secured Debt (2)	293,203	Enterprise Value Waterfall (NAV Analysis)	Capitalization Rate	3.3%-8.7%	6.0%
		Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Subordinated Secured Debt	830,766	Discounted Cash Flow (Yield analysis)	Market Yield	7.6%-22.5%	11.7%
Subordinated Secured Debt	28,622	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	6.5x-7.5x	0.07
Subordinated Secured Debt	58,806	Enterprise Value Waterfall (Market approach)	Revenue Multiple	0.3x-0.4x	0.4x
Subordinated Secured Debt (3)	342,331	Enterprise Value Waterfall (Market approach)	Book Value Multiple	0.8x-3.1x	2.5x
			Earnings Multiple	7.5x-13.0x	11.9x
Subordinated Unsecured Debt	32,945	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	5.8x-11.5x	9.7%
Small Business Loans (4)	17	Discounted Cash Flow	Loss-adjusted Discount Rate	13.0%-24.3%	15.5%
Subordinated Structured Notes	960,194	Discounted Cash Flow	Discount rate (6)	2.33%-24.28%	17.24%
Preferred Equity	73,792	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.0x-9.0x	7.9x
Preferred Equity	2,194	Liquidation Analysis	N/A	N/A	N/A
Common Equity/Interests/Warrants	81,753	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	5.0x-9.0x	6.8x
Common Equity/Interests/Warrants (1)	16,881	Enterprise Value Waterfall	Loss-adjusted discount rate	3.0%-14.2%	11.0%
Common Equity/Interests/Warrants (2)	419,224	Enterprise Value Waterfall (NAV analysis)	Capitalization Rate	3.3%-8.7%	6.0%
		Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Common Equity/Interests/Warrants (3)	209,583	Enterprise Value Waterfall (Market approach)	Book Value Multiple	0.8x-3.1x	2.4x
			Earnings Multiple	7.5x-13.0x	11.9x
Common Equity/Interests/Warrants (5)	99,488	Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Common Equity/Interests/Warrants	36,805	Discounted Cash Flow	Discount Rate	7.5%-15.5%	8.8%
Common Equity/Interests/Warrants	13,049	Liquidation Analysis	N/A	N/A	N/A
Escrow Receivable	917	Discounted Cash Flow	Discount Rate	7.3%-8.4%	7.9%
Total Level 3 Investments	$5,727,279

(1)
Represents an investment in a Real Estate Investment subsidiary. The Enterprise Value analysis includes the fair value of our investments in such indirect subsidiary’s consumer loans purchased from online consumer lending platforms, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted above. In addition, the valuation also used projected loss rates as an unobservable input ranging from 0.0%-20.7%, with a weighted average of 4.2%.

(2)	Represents our REIT investments. EV waterfall methodology uses both the net asset value analysis and discounted cash flow technique, which are weighted equally (50%).

(3)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes book value and earnings multiples, as noted above. In addition, the valuation of certain consumer finance companies utilizes the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies, each valuation technique (book value multiple, earnings multiple, and discount rate) is weighted equally. For these companies the discount rate ranged from 13.5% to 15.5% with a weighted average of 14.2%.

(4)
Includes our investments in small business whole loans purchased from OnDeck. Valuation also used projected loss rates as an unobservable input ranging from 0.00%-0.06%, with a weighted average of 0.01%.

(5)	Represents net operating income interests in our REIT investments.

(6)
Represents the implied discount rate based on our internally generated single-cash flows that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

In determining the range of values for debt instruments, except CLOs and debt investments in controlling portfolio companies, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow technique was then applied using the appropriate yield to maturity as the discount rate, to determine a range of values. In determining the range of values for debt investments of controlled companies and equity investments, the enterprise value was determined by applying a market approach such as using earnings before income interest, tax, depreciation and amortization (“EBITDA”) multiples, net income and/or book value multiples for similar guideline public companies and/or similar recent investment transactions and/or an income approach, such as the discounted cash flow technique. For stressed debt and equity investments, a liquidation analysis was used.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.
Our portfolio consists of residual interests and debt investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that we invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. While the CLOs we target generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the prices of indices and securities underlying our CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of debt senior to us would be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.
The interests we have acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) our investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. Our net asset value may also decline over time if our principal recovery with respect to CLO residual interests is less than the cost of those investments. Our CLO investments and/or the CLOs’ underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value.
An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.
On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). The Federal Reserve Bank of New York said that the publication of these alternative rates is targeted to commence by mid-2018.
At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.
We hold more than a 10% interest in certain foreign corporations that are treated as controlled foreign corporations (“CFC”) for U.S. federal income tax purposes (including our residual interest tranche investments in CLOs). Therefore, we are treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporations in an amount equal to our pro rata share of the corporation’s income for that tax year (including both ordinary earnings and capital gains). We are required to include such deemed distributions from a CFC in our taxable income and we are required to distribute at least 90% of such income to maintain our RIC status, regardless of whether or not the CFC makes an actual distribution during such year.
If we acquire shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our status as a RIC.
Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to residual interest and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.
If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose.

The significant unobservable input used to value our investments based on the yield technique and discounted cash flow technique is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firms consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.
The significant unobservable inputs used to value our investments based on the EV analysis may include market multiples of specified financial measures such as EBITDA, net income, or book value of identified guideline public companies, implied valuation multiples from precedent M&A transactions, and/or discount rates applied in a discounted cash flow technique. The independent valuation firm identifies a population of publicly traded companies with similar operations and key attributes to that of the portfolio company. Using valuation and operating metrics of these guideline public companies and/or as implied by relevant precedent transactions, a range of multiples of the latest twelve months EBITDA, or other measure such as net income or book value, is typically calculated. The independent valuation firm utilizes the determined multiples to estimate the portfolio company’s EV generally based on the latest twelve months EBITDA of the portfolio company (or other meaningful measure). Increases or decreases in the multiple would result in an increase or decrease, respectively, in EV which would result in an increase or decrease in the fair value measurement of the debt of controlled companies and/or equity investment, as applicable. In certain instances, a discounted cash flow analysis may be considered in estimating EV, in which case, discount rates based on a weighted average cost of capital and application of the capital asset pricing model may be utilized.
The significant unobservable input used to value our private REIT investments based on the net asset value analysis is the capitalization rate applied to the earnings measure of the underlying property. Increases or decreases in the capitalization rate would result in a decrease or increase, respectively, in the fair value measurement.
Changes in market yields, discount rates, capitalization rates or EBITDA multiples, each in isolation, may change the fair value measurement of certain of our investments. Generally, an increase in market yields, discount rates or capitalization rates, or a decrease in EBITDA (or other) multiples may result in a decrease in the fair value measurement of certain of our investments.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.
During the year ended June 30, 2019, the valuation methodology for Easy Gardner Products, Inc. (“Easy Gardner”) changed to remove the WACC and shadow method and incorporated the waterfall approach. As a result of the company’s performance, the fair value of our investment in Easy Gardner decreased to $10,252 as of June 30, 2019, a discount of $5,636 from its amortized cost, compared to no unrealized appreciation or depreciation recorded at June 30, 2018.
During the year ended June 30, 2019, the valuation methodology for Research Now Group, Inc. (“Research Now”) changed to incorporate Markit quotes and relative value approach. As a result of the company’s performance, the fair value of our investment in Research Now increased to $59,700 as of June 30, 2019, a premium of $3,084 from its amortized cost, compared to the $644 unrealized appreciation recorded at June 30, 2018.
During the year ended June 30, 2019, the valuation methodology for Securus Technologies Holdings, Inc. (“Securus”) changed to incorporate the shadow method. As a result of the company’s performance, the fair value of our investment in Securus decreased to $48,760 as of June 30, 2019, a discount of $1,743 from its amortized cost, compared to the $140 unrealized appreciation recorded at June 30, 2018.
During the year ended June 30, 2019, the valuation methodology for Spectrum Holdings III Corp. (“Spectrum”) changed to incorporate relative value approach. As a result of the company’s performance, the fair value of our investment in Spectrum decreased to $7,144 as of June 30, 2019, a discount of $325 from its amortized cost, compared to no unrealized appreciation or depreciation recorded at June 30, 2018.

During the year ended June 30, 2019, the valuation methodology for VC GB Holdings, Inc. (“VC GB”) changed to remove the market purchase method. As a result of the company’s performance, the fair value of our investment in VC GB increased to $3,720 as of June 30, 2019, a premium of $227 from its amortized cost, compared to the $250 unrealized appreciation recorded at June 30, 2018.
During the year ended June 30, 2019, the valuation methodology for Venio LLC (“Venio”) changed to incorporate the waterfall approach. The fair value of our investment in Venio increased to $21,515 as of June 30, 2019, a discount of $1,004 from its amortized cost, compared to the $1,935 unrealized appreciation recorded at June 30, 2018. The increase in fair value was driven by a reduction in debt senior to our investment, partially offset by a decline in performance. The change in unrealized depreciation was driven by the increase to the outstanding principal balance and cost basis as a result of capitalized PIK interest.
During the year ended June 30, 2019, the valuation methodology for Wink Holdco, Inc. (“Wink”) changed to incorporate the shadow method. There was no unrealized appreciation or depreciation recorded at June 30, 2019 and June 30, 2018, respectively.
During the year ended June 30, 2019, we provided $10,206 of equity financing to NPRC for the acquisition of real estate properties and $1,377 of equity financing to NPRC to fund capital expenditures for existing real estate properties.
During the year ended June 30, 2019, we received partial repayments of $54,181 of our loans previously outstanding with NPRC and its wholly-owned subsidiary and $15,000 as a return of capital on our equity investment in NPRC.
The online consumer loan investments held by certain of NPRC’s wholly-owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $50, with fixed terms ranging from 24 to 84 months. As of June 30, 2019, the outstanding investment in online consumer loans by certain of NPRC’s wholly-owned subsidiaries was comprised of 26,446 individual loans and residual interest in four securitizations, and had an aggregate fair value of $147,031. The average outstanding individual loan balance is approximately $4 and the loans mature on dates ranging from July 1, 2019 to April 19, 2025 with a weighted-average outstanding term of 22 months as of June 30, 2019. Fixed interest rates range from 4.0% to 36.0% with a weighted-average current interest rate of 23.3%. As of June 30, 2019, our investment in NPRC and its wholly-owned subsidiaries relating to online consumer lending had a fair value of $176,778.
As of June 30, 2019, based on outstanding principal balance, 8.7% of the portfolio was invested in super prime loans (borrowers with a Fair Isaac Corporation (“FICO”) score, of 720 or greater), 23.3% of the portfolio in prime loans (borrowers with a FICO score of 660 to 719) and 68.0% of the portfolio in near prime loans (borrowers with a FICO score of 580 to 659).

Loan Type	Outstanding Principal Balance	Fair Value	Weighted Average Interest Rate*
Super Prime	$9,466	$9,168	12.5%
Prime	25,335	24,181	17.4%
Near Prime	73,947	69,163	26.7%
*Weighted by outstanding principal balance of the online consumer loans.

As of June 30, 2019, our investment in NPRC and its wholly-owned subsidiaries had an amortized cost of $769,389 and a fair value of $1,004,465, including our investment in online consumer lending as discussed above. The fair value of $827,687 related to NPRC’s real estate portfolio was comprised of thirty-seven multi-families properties, twelve self-storage units, eight student housing properties and three commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of June 30, 2019.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Filet of Chicken	Forest Park, GA	10/24/2012	$7,400	$—
2	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	—
3	NPRC Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	172,664
4	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	11,289
5	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	13,739
6	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	24,512
7	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	17,416
8	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	13,984

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
9	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,127
10	NPH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	26,652
11	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	7,603
12	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
13	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
14	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
15	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
16	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
17	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
18	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
19	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	8,927	6,695
20	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
21	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	86,443
22	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	14,226
23	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	15,920
24	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	28,935
25	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	14,480
26	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	15,352
27	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	18,328
28	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	19,480
29	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	11,880
30	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
31	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
32	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
33	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
34	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
35	SSIL I, LLC	Aurora, IL	11/5/2015	34,500	26,450
36	Vesper Tuscaloosa, LLC	Tuscaloosa, AL	9/28/2016	54,500	43,098
37	Vesper Iowa City, LLC	Iowa City, IA	9/28/2016	32,750	24,825
38	Vesper Corpus Christi, LLC	Corpus Christi, TX	9/28/2016	14,250	10,800
39	Vesper Campus Quarters, LLC	Corpus Christi, TX	9/28/2016	18,350	14,175
40	Vesper College Station, LLC	College Station, TX	9/28/2016	41,500	32,058
41	Vesper Kennesaw, LLC	Kennesaw, GA	9/28/2016	57,900	48,623
42	Vesper Statesboro, LLC	Statesboro, GA	9/28/2016	7,500	7,480
43	Vesper Manhattan KS, LLC	Manhattan, KS	9/28/2016	23,250	15,459
44	JSIP Union Place, LLC	Franklin, MA	12/7/2016	64,750	51,800
45	9220 Old Lantern Way, LLC	Laurel, MD	1/30/2017	187,250	153,580
46	7915 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	95,700	76,560
47	8025 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	15,300	12,240
48	23275 Riverside Drive Owner, LLC	Southfield, MI	11/8/2017	52,000	44,044
49	23741 Pond Road Owner, LLC	Southfield, MI	11/8/2017	16,500	14,185
50	150 Steeplechase Way Owner, LLC	Largo, MD	1/10/2018	44,500	36,668
51	Laurel Pointe Holdings, LLC	Forest Park, GA	5/9/2018	33,005	26,400
52	Bradford Ridge Holdings, LLC	Forest Park, GA	5/9/2018	12,500	10,000

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
53	Olentangy Commons Owner LLC	Columbus, OH	6/1/2018	113,000	92,876
54	Villages of Wildwood Holdings LLC	Fairfield, OH	7/20/2018	46,500	39,525
55	Falling Creek Holdings LLC	Richmond, VA	8/8/2018	25,000	19,335
56	Crown Pointe Passthrough LLC	Danbury, CT	8/30/2018	108,500	89,400
57	Ashwood Ridge Holdings LLC	Jonesboro, GA	9/21/2018	9,600	7,300
58	Lorring Owner LLC	Forestville, MD	10/30/2018	58,521	47,680
59	Hamptons Apartments Owner, LLC	Beachwood, OH	1/9/2019	96,500	79,520
60	5224 Long Road Holdings, LLC	Orlando, FL	6/28/2019	26,500	21,200
		Orlando, FL		$1,966,757	$1,616,821
On September 25, 2017, Prospect exchanged $1,600 of Senior Secured Term Loan A and $4,799 of Senior Secured Term Loan B investments in Targus International, LLC into 6,120,658 of common shares of Targus Cayman HoldCo Limited, and recorded a realized gain of $846, as a result of this transaction.
On December 11, 2017, Primesport, Inc. repaid the $53,001 Senior Secured Term Loan A and $71,481 Senior Secured Term Loan B loan receivable to us, for which we agreed to a payment to satisfy the loan less than the par amount and recorded a realized loss of $3,019, as a result of this transaction.
On February 26, 2018, we entered into a debt forgiveness agreement with Nixon, Inc., which terminated the $17,472 Senior Secured Term Loan receivable due to us. We recorded a realized loss of $14,197 as a result of this transaction.
On April 17 and April 18, 2018, we sold 49.71% of the outstanding principal balance of the senior secured term loan investment in RGIS Services, LLC, for a total of $15,000 at 93.5% of par. We realized a $423 loss on the sale.
On December 10, 2018, we received a final distribution from our investment in American Gilsonite Company and recorded a realized gain of $24, as a result of this transaction.
On December 31, 2018, we liquidated our investment in SB Forging Company II. We recorded a realized gain of $2,204 as a result of this transaction.
On February 1, 2019, Maverick Healthcare Equity, LLC was sold. No proceeds were received, resulting in a realized loss of $1,252.
During the period from January 23, 2019 to February 28, 2019, we sold $76,000, or 39.13%, of the outstanding principal balance of the senior secured note investment in Broder Bros., Co. We recorded a realized loss of $450 as a result of these transactions.
On March 1, 2019, we sold our 94.59% common equity interest in CCPI, Inc. for $18,865 in net proceeds. Concurrently, CCPI Inc. fully repaid the $2,797 Senior Secured Term Loan A and the $17,566 Senior Secured Term Loan B receivable to us. We recorded a realized gain of $12,105 on the sale of our equity position in CCPI, Inc. In connection with the sale we recognized an advisory fee payment of $1,301 recorded as other income. In addition, there is $2,364 being held in escrow that is due to us, which will be recognized as an additional realized gain when received. During the three months ended June 30, 2019, we received $136 of escrow proceeds, realizing a gain of the same amount.
On March 27, 2019, Ark-La-Tex sold the remainder of its assets for $773. The remainder of our debt investment in Ark-La-Tex was written off and we recorded a realized loss of $371.
During the year ended June 30, 2019, we received $1,009 of escrow proceeds related to Harbortouch, realizing a gain of the same amount.
As of June 30, 2019, $3,294,584 of our loans to portfolio companies, at fair value, bear interest at floating rates and have LIBOR floors ranging from 0.0% to 3.0%. As of June 30, 2019, $598,720 of our loans to portfolio companies, at fair value, bear interest at fixed rates ranging from 5.0% to 20.5%. As of June 30, 2018, $3,323,420 of our loans to portfolio companies, at fair value, bore interest at floating rates and have LIBOR floors ranging from 0.0% to 3.0%. As of June 30, 2018, $489,962 of our loans to portfolio companies, at fair value, bore interest at fixed rates ranging from 5.0% to 20.0%.

At June 30, 2019, six loan investments were on non-accrual status: Edmentum Ultimate Holdings, LLC (“Edmentum”, the Unsecured Junior PIK Note), Interdent (the Senior Secured Term Loan C and the Senior Secured Term Loan D), Pacific World Corporation (the Senior Secured Term Loan A and the Senior Secured Term Loan B), United Sporting Companies, Inc. (“USC”), USES Corp. (“USES”), and UTP (the Senior Secured Term Loan B). At June 30, 2018, five loan investments were on non-accrual status: Ark-La-Tex, Edmentum Ultimate Holdings, LLC Unsecured Junior PIK Note, Pacific World Corporation Senior Secured Term Loan B, USC, and USES. Cost balances of these loans amounted to $487,356 and $315,733 as of June 30, 2019 and June 30, 2018, respectively. The fair value of these loans amounted to $167,833 and $143,719 as of June 30, 2019 and June 30, 2018, respectively. The fair values of these investments represent approximately 2.9% and 2.5% of our total assets at fair value as of June 30, 2019 and June 30, 2018, respectively.
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 5.00%. As of June 30, 2019 and June 30, 2018, we had $23,375 and $29,675, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies. The fair value of our undrawn committed revolvers and delayed draw term loans was zero as of June 30, 2019 and June 30, 2018.
We have guaranteed $2,571 in standby letters of credit issued through a financial intermediary and $1,682 of equipment lease obligations on behalf of InterDent, Inc. (“InterDent”) as of June 30, 2019. Under these arrangements, we would be required to make payments to the financial intermediary or equipment lease provider, respectively, if InterDent was to default on their related payment obligations. As of June 30, 2019, we have not recorded a liability on the statement of assets and liabilities for these guarantees as the likelihood of default on the standby letters of credit or equipment lease is deemed to be remote.
Unconsolidated Significant Subsidiaries
Our investments are generally in small and mid-sized companies in a variety of industries. In accordance with Rules 3-09 and 4-08(g) of Regulation S-X, we must determine which of our unconsolidated controlled portfolio companies are considered “significant subsidiaries”, if any. In evaluating these investments, there are three tests utilized to determine if any of our controlled investments are considered significant subsidiaries: the asset test, the income test and the investment test. Rule 3-09 of Regulation S-X requires separate audited financial statements of an unconsolidated subsidiary in an annual report if any of the three tests exceed 20%. Rule 4-08(g) of Regulation S-X requires summarized financial information in an annual report if any of the three tests exceeds 10%.
First Tower Finance Company LLC (“First Tower Finance”) is a significant subsidiary due to income and NPRC is a significant subsidiary due to assets and income for the years ended June 30, 2019, June 30, 2018 and June 30, 2017. We included the audited financial statements of NPRC, and its subsidiaries, for the years ended December 31, 2018 and December 31, 2017 as Exhibit 99.1 and for the years ended December 31, 2017 and December 31, 2016 as Exhibit 99.2. We have also included the audited financial statements of First Tower Finance for the years ended December 31, 2018 and December 31, 2017 as Exhibit 99.3 and audited financial statements for the year ended December 31, 2017 and December 31, 2016 as Exhibit 99.4.
Pacific World and Valley Electric are significant subsidiaries due to income for the year ended June 30, 2019. Arctic Energy Services, LLC (“Arctic”) was significant due to income for the year ended June 30, 2018. USES Corp. was significant due to income for the year ended June 30, 2017. We have included summarized financial statements for these investments below.

The following tables show summarized financial information for Arctic, which was identified as a significant subsidiary due to income during the year ended June 30, 2018. Following the April 2018 transaction with CP Energy (see endnote 49 to our Consolidated Schedule of Investments), Arctic is no longer reported as a separate control entity.

Balance Sheet	December 31, 2017
Current assets	$6,382
Non-current assets	36,478
Current liabilities	2,213
Non-current liabilities	3,040

For the twelve months ended
Summary of Operations	December 31, 2017
Total revenue	$23,155
Cost of sales	—
Operating expenses	13,125
Other expenses (including tax expense)	13,054
Net income (loss)	$(3,024)

The following tables show summarized financial information for Pacific World, which was identified as a significant subsidiary during the during the year ended June 30, 2019:

Balance Sheet(1)	June 30, 2019	June 30, 2018
Current assets	$33,381	$61,204
Non-current assets	66,824	93,020
Current liabilities	42,544	46,002
Non-current liabilities	211,508	195,215

	For the six months ended	For the years ended December 31,
Summary of Operations (1)	June 30, 2019	2018	2017	2016
Net sales	$41,381	$101,859	$120,953	$141,214
Cost of sales	32,373	90,142	77,741	89,377
Selling, general and administrative expenses	20,659	61,984	48,496	50,670
Interest expense	12,386	23,021	19,182	17,370
Other expense (income), net	679	2,913	(2,067)	4,214
Income tax expense (benefit)	178	(1,217)	(3,993)	1,020
Net loss	$(24,894)	$(74,984)	$(18,406)	$(21,437)
(1) The fiscal year end of the portfolio company is December 31st compared to PSEC’s June 30th fiscal year end. All amounts are unaudited.

The following tables show summarized financial information for Valley Electric, which was identified as a significant subsidiary during the year ended June 30, 2019:

Balance Sheet (1)	June 30, 2019	June 30, 2018
Current assets	$79,981	$51,220
Non-current assets	15,004	15,540
Current liabilities	50,994	32,877
Non-current liabilities	16,212	12,777

	For the twelve months ended
Summary of Operations (1)	June 30, 2019	June 30, 2018	June 30, 2017
Total revenue	$255,526	$142,711	$129,399
Cost of sales	213,797	126,108	115,690
Operating expenses	15,133	10,972	11,160
Other expenses (including tax expense)	8,087	6,445	5,877
Net income (loss)	$18,509	$(814)	$(3,328)
(1) The fiscal year end of the portfolio company is December 31st compared to PSEC’s June 30th fiscal year end. All amounts are unaudited.

The following tables show summarized financial information for USES, which was identified as a significant subsidiary during the year ended June 30, 2017:

Balance Sheet (1)	May 31, 2019	June 30, 2018
Current assets	$19,765	$22,088
Non-current assets	27,349	32,614
Current liabilities	21,182	21,502
Non-current liabilities	113,544	81,448

	For the eleven months ended	For the twelve months ended
Summary of Operations (1)	May 31, 2019	June 30, 2018	June 30, 2017
Total revenue	$51,265	$77,998	$65,542
Cost of sales	45,156	64,821	57,848
Operating expenses	14,371	17,509	18,554
Other expenses (including tax expense)	31,029	22,192	10,783
Net income (loss)	$(39,362)	$(26,695)	$(21,669)
(1) The fiscal year end of the portfolio company is December 31st compared to PSEC’s June 30th fiscal year end. All amounts are unaudited.

The SEC has requested comments on the proper mechanics of how the calculations related to Rules 3-09 and 4-08(g) of Regulation S-X should be completed. There is currently diversity in practice for the calculations. We expect that the SEC will clarify the calculation methods in the future.
Note 4. Revolving Credit Facility
On August 29, 2014, we renegotiated our previous credit facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility”. The lenders had extended commitments of $885,000 under the 2014 Facility as of June 30, 2018. The 2014 Facility included an accordion feature which allowed commitments to be increased up to $1,500,000 in the aggregate. Interest on borrowings under the 2014 Facility were one-month LIBOR plus 225 basis points. Additionally, the lenders charged a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility was drawn or 100 basis points otherwise.

On August 1, 2018, we renegotiated the 2014 Facility and closed an expanded five and a half year revolving credit facility (the “2018 Facility” and collectively with the 2014 Facility, the “Revolving Credit Facility”). The lenders have extended commitments of $1,132,500 under the 2018 Facility as of June 30, 2019. The 2018 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The 2018 Facility matures on March 27, 2024. It includes a revolving period that extends through March 27, 2022, followed by an additional two-year amortization period, with distributions allowed to Prospect after the completion of the revolving period. During such two-year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two-year amortization period, the remaining balance will become due, if required by the lenders.
The 2018 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2018 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2018 Facility. The 2018 Facility also requires the maintenance of a minimum liquidity requirement. As of June 30, 2019, we were in compliance with the applicable covenants.
Interest on borrowings under the 2018 Facility is one-month LIBOR plus 220 basis points. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if more than 35% and an amount less than or equal to 60% of the credit facility is drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn. The 2018 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.
For the years ended June 30, 2019, June 30, 2018, and June 30, 2017, the average stated interest rate (i.e., rate in effect plus the spread) and average outstanding borrowings for the Revolving Credit Facility were as follows:

	Year Ended June 30,
	2019	2018	2017
Average stated interest rate	4.55%	3.94%	2.97%
Average outstanding balance	$225,310	$48,628	$22,636
As of June 30, 2019 and June 30, 2018, we had $684,212 and $547,205, respectively, available to us for borrowing under the Revolving Credit Facility, of which $167,000 and $37,000 were outstanding as of June 30, 2019 and June 30, 2018, respectively. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $1,132,500. As of June 30, 2019, the investments, including cash and money market funds, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,662,867, which represents 28.9% of our total investments, including cash and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $11,077 of new fees and $1,473 were carried over for continuing participants from the previous facility, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of June 30, 2019, $8,529 remains to be amortized and is reflected as deferred financing costs on the Consolidated Statements of Assets and Liabilities. During the year ended June 30, 2019, $325 of fees were expensed relating to credit providers in the 2014 Facility who did not commit to the 2018 Facility.
During the years ended June 30, 2019, 2018 and 2017, we recorded $23,097, $13,170 and $12,173, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Note 5. Convertible Notes
On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that matured on August 15, 2016 (the “2016 Notes”). The 2016 Notes bore interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 aggregate principal amount of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. On August 15, 2016, we repaid the outstanding principal amount of the 2016 Notes, plus interest. No gain or loss was realized on the transaction.

On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that matured on October 15, 2017 (the “2017 Notes”). The 2017 Notes bore interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035. On March 28, 2016, we repurchased $500 aggregate principal amount of the 2017 Notes at a price of 98.25, including commissions. The transaction resulted in our recognizing a $9 gain for the period ended March 31, 2016. On April 6, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $1,786 loss during the three months ended June 30, 2017. On October 15, 2017, we repaid the outstanding principal amount of $50,734 of the 2017 Notes, plus interest. No gain or loss was realized on the transaction.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that matured on March 15, 2018 (the “2018 Notes”). The 2018 Notes bore interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600. On April 6, 2017, we repurchased $114,581 aggregate principal amount of the 2018 Notes at a price of 103.5, including commissions. The transaction resulted in our recognizing a $4,700 loss during the three months ended June 30, 2017. On March 15, 2018, we repaid the outstanding principal amount of $85,419 of the 2018 Notes, plus interest. No gain or loss was realized on the transaction.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that matured on January 15, 2019 (the “2019 Notes”). The 2019 Notes bore interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600. On May 30, 2018, we repurchased $98,353 aggregate principal amount of the 2019 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $2,383 loss during the three months ended June 30, 2018. On January 15, 2019, we repaid the outstanding principal amount of $101,647 of the 2019 Notes, plus interest. No gain or loss was realized on the transaction.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain of $332, in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. During the three months ended December 31, 2018, we repurchased an additional $13,500 aggregate principal amount of the 2020 Notes at a price of 99.5, including commissions. As a result of this transaction, we recorded a loss of $41, in the amount of the difference between the reacquisition price and the net carrying amount of the 2020 Notes, net of the proportionate amount of unamortized debt issuance costs. During the three months ended March 31, 2019, we repurchased an additional $129,798 aggregate principal amount of the 2020 Notes at a weighted average price of 101.4, including commission. As a result of these transactions, we recorded a net loss of $2,787 during the three months ended March 31, 2019, in the amount of the difference between the reacquisition price and the net carrying amounts of the 2020 Notes, net of the proportionate amount of unamortized debt issuance costs. During the three months ended June 30, 2019, we repurchased an additional $24,588 aggregate principal amount of the 2020 Notes at a weighted average price of $101.10, including commissions. As a result of these transactions, we recorded a net loss of $414 during the three months ended June 30, 2019, in the amount of the difference of the reacquisition price and the net carrying amounts of the 2020 Notes, net of the proportionate amount of unamortized debt issuance costs. As of June 30, 2019, the outstanding aggregate principal amount of the 2020 Notes is $224,114. On June 28, 2019, we commenced a tender offer to purchase for cash any and all of the $224,114 outstanding aggregate principal amount of the 2020 Notes. The tender offer expired at 12:00 midnight on July 26, 2019.
On April 11, 2017, we issued $225,000 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Original 2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Original 2022 Notes bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2017. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $218,010. On May 18, 2018, we issued an additional $103,500 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Additional 2022 Notes”, and together with the Original 2022 Notes, the “2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Additional 2022 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2022 Notes and bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2018. Total proceeds from the issuance of the Additional 2022 Notes, net of underwriting discounts and offering costs, were $100,749. Following the issuance of the Additional 2022 Notes and as of June 30, 2019, the outstanding aggregate principal amount of the 2022 Notes is $328,500.

On March 1, 2019, we issued $175,000 aggregate principal amount of senior convertible notes that mature on March 1, 2025 (the “2025 Notes”), unless previously converted or repurchased in accordance with their terms. We granted the underwriters a 13-day over-allotment option to purchase up to an additional $26,250 aggregate principal amount of the 2025 Notes. The underwriters fully exercised the over-allotment option on March 11, 20l9 and we issued $26,250 aggregate principal amount of 2025 Notes at settlement on March 13, 2019. The 2025 Notes bear interest at a rate of 6.375% per year, payable semi-annually on March 1 and September 1 each year, beginning September 1, 2019. Total proceeds from the issuance of the 2025 Notes, net of underwriting discounts and offering costs, were $198,674. As of June 30, 2019, the outstanding aggregate principal amount of the 2025 Notes is $201,250.
Certain key terms related to the convertible features for the 2020 Notes, the 2022 Notes and the 2025 Notes (collectively, the “Convertible Notes”) are listed below.

	2020 Notes	2022 Notes	2025 Notes
Initial conversion rate(1)	80.6647	100.2305	110.7420
Initial conversion price	$12.40	$9.98	$9.03
Conversion rate at June 30, 2019(1)(2)	80.6670	100.2305	110.7420
Conversion price at June 30, 2019(2)(3)	$12.40	$9.98	$9.03
Last conversion price calculation date	4/11/2019	4/11/2019	3/1/2019
Dividend threshold amount (per share)(4)	$0.110525	$0.083330	$0.060000

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)	The conversion price will increase only if the current monthly dividends (per share) exceed the dividend threshold amount (per share).

(4)
The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment. Current dividend rates are at or below the minimum dividend threshold amount for further conversion rate adjustments for all bonds.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we recorded a discount of $4,025 and debt issuance costs of $22,585, which are being amortized over the terms of the Convertible Notes. As of June 30, 2019, $3,840 of the original issue discount and $10,027 of the debt issuance costs remain to be amortized and is included as a reduction within Convertible Notes on the Consolidated Statement of Assets and Liabilities.
During the years ended June 30, 2019, 2018 and 2017, we recorded $44,492, $51,020 and $55,217, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.

Note 6. Public Notes
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Original 2023 Notes”). The Original 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the Original 2023 Notes, net of underwriting discounts and offering costs, were $243,641. On June 20, 2018, we issued an additional $70,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Additional 2023 Notes”, and together with the Original 2023 Notes, the “2023 Notes”). The Additional 2023 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2023 Notes and bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the Additional 2023 Notes, net of underwriting discounts, were $69,403. Following the issuance of the Additional 2023 Notes, the outstanding aggregate principal amount of our 5.875% Senior Notes due 2023 is $320,000.

On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bore interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $295,998. On June 7, 2018, we commenced a tender offer to purchase for cash any and all of the $300,000 aggregate principal amount outstanding of the 5.00% 2019 Notes. On June 20, 2018, $146,464 aggregate principal amount of the 5.00% 2019 Notes, representing 48.8% of the previously outstanding 5.00% 2019 Notes, were validly tendered and accepted. The transaction resulted in our recognizing a $3,705 loss during the three months ended June 30, 2018. On September 26, 2018, we repurchased the remaining $153,536 aggregate principal amount of the 5.00% 2019 Notes at a price of 101.645, including commissions. The transaction resulted in our recognizing a loss of $2,874 during the year ended June 30, 2019.

On December 10, 2015, we issued $160,000 aggregate principal amount of unsecured notes that mature on June 15, 2024 (the “2024 Notes”). The 2024 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2016. Total proceeds from the issuance of the 2024 Notes, net of underwriting discounts and offering costs, were $155,043. On June 16, 2016, we entered into an at-the-market (“ATM”) program with FBR Capital Markets & Co. through which we could sell, by means of ATM offerings, from time to time, up to $100,000 in aggregate principal amount of our existing 2024 Notes (“Initial 2024 Notes ATM”). Following the initial 2024 Notes ATM, the aggregate principal amount of the 2024 Notes issued was $199,281 for net proceeds of $193,253, after commissions and offering costs. On July 2, 2018, we entered into a second ATM program with B. Riley FBR, Inc. and BB&T Capital Markets, and on August 31, 2018 with Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of the 2024 Notes (“Second 2024 Notes ATM”, and together with the Initial 2024 Notes ATM, the “2024 Notes Follow on Program”). The 2024 Notes are listed on the New York Stock Exchange (“NYSE”) and trade thereon under the ticker “PBB.” During the year ended June 30, 2019, we issued an additional $35,162 aggregate principal amount under the second 2024 Notes ATM, for net proceeds of $34,855, after commissions and offering costs. As of June 30, 2019, the outstanding aggregate principal amount of the 2024 Notes is $234,443.

On June 7, 2018, we issued $55,000 aggregate principal amount of unsecured notes that mature on June 15, 2028 (the “2028 Notes”). The 2028 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the 2028 Notes, net of underwriting discounts and offering costs were $53,119. On July 2, 2018, we entered into an ATM program with B. Riley FBR, Inc. and BB&T Capital Markets, and on August 31, 2018 with Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of our existing 2028 Notes (“2028 Notes ATM” or “2028 Notes Follow-on Program”). The 2028 Notes are listed on the NYSE and trade thereon under the ticker “PBY.” During the year ended June 30, 2019, we issued an additional $15,761 aggregate principal amount under the 2028 Notes ATM, for net proceeds of $15,530, after commissions and offering costs. As of June 30, 2019, the outstanding aggregate principal amount of the 2028 Notes is $70,761.

On October 1, 2018, we issued $100,000 aggregate principal amount of unsecured notes that mature on January 15, 2024 (the “6.375% 2024 Notes”). The 6.375% 2024 Notes bear interest at a rate of 6.375% per year, payable semi-annually on January 15 and July 15 of each year, beginning January 15, 2019. Total proceeds from the issuance of the 6.375% 2024 Notes, net of underwriting discounts and offering costs, were $98,985. As of June 30, 2019, the outstanding aggregate principal amount of the 6.375% 2024 Notes is $100,000.

On December 5, 2018, we issued $50,000 aggregate principal amount of unsecured notes that mature on June 15, 2029 (the “2029 Notes”). The 2029 Notes bear interest at a rate of 6.875% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year, beginning March 15, 2019. Total proceeds from the issuance of the 2029 Notes, net of underwriting discounts and offering costs, were $48,057. On February 9, 2019, we entered into an ATM program with B. Riley FBR, Inc., BB&T Capital Markets, and Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of our existing 2029 Notes (“2029 Notes ATM” or “2029 Notes Follow-on Program”). The 2029 Notes are listed on the NYSE and trade thereon under the ticker “PBC.” During the year ended June 30, 2019, we issued an additional $19,170 aggregate principal amount under the 2029 Notes ATM, for net proceeds of $18,523, after commissions and offering costs. As of June 30, 2019, the outstanding aggregate principal amount of the 2029 Notes is $69,170.

The 2023 Notes, the 2024 Notes, the 2028 Notes, the 6.375% 2024 Notes, and the 2029 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the Public Notes we recorded a discount of $4,112 and debt issuance costs of $16,112, which are being amortized over the term of the notes. As of June 30, 2019, $2,519 of the original issue discount and $11,307 of the debt issuance costs remain to be amortized and are included as a reduction within Public Notes on the Consolidated Statement of Assets and Liabilities.
During the years ended June 30, 2019, 2018 and 2017, we recorded $47,931, $44,269 and $43,898, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Note 7. Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Original Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes®, which was increased to $1,500,000 in May 2014. We sold approximately $1,454,466 in aggregate principal amount Prospect Capital InterNotes® under the Original Selling Agent Agreement. On May 10, 2019, the Original Selling Agent Agreement was terminated, and we entered into a new selling agent agreement with Incapital LLC (the “Selling Agent Agreement”), authorizing the issuance and sale from time to time of up to $1,000,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”). Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the year ended June 30, 2019, we issued $236,971 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $233,140. These notes were issued with stated interest rates ranging from 5.00% to 6.25% with a weighted average interest rate of 5.67%. These notes will mature between July 15, 2023 and June 15, 2029. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2019.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$119,426	5.00% - 5.75%	5.43%	July 15, 2023 - June 15, 2024
7	54,880	5.25% - 6.00%	5.80%	July 15, 2025 - June 15, 2026
8	385	5.75%	5.75%	July 15, 2026
10	62,280	5.50% - 6.25%	6.02%	July 15, 2028 - June 15, 2029
	$236,971
During the year ended June 30, 2018, we issued $76,297 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $75,159. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2018.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$46,893	4.00% - 5.00%	4.24%	July 15, 2022 - June 15, 2023
7	4,684	4.75% - 5.25%	5.06%	July 15, 2024 - June 15, 2025
8	24,720	4.50% - 5.25%	4.65%	August 15, 2025 - May 15, 2026
	$76,297

During the year ended June 30, 2019, we redeemed, prior to maturity, $279,841 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.91% in order to replace shorter maturity debt with longer-term debt. During the year ended June 30, 2019, we repaid $10,355 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2019 was $2,047. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2019.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$283,450	4.00% – 5.75%	5.10%	January 15, 2021 - June 15, 2024
5.5	1,399	4.25%	4.25%	July 15, 2020
6.5	34,745	5.10% – 5.25%	5.24%	January 15, 2022 - May 15, 2022
7	83,731	4.00% – 6.00%	5.56%	January 15, 2020 - June 15, 2026
7.5	1,996	5.75%	5.75%	February 15, 2021
8	24,500	4.50% – 5.75%	4.67%	August 15, 2025 - July 15, 2026
10	99,529	5.50% – 7.00%	6.09%	March 15, 2022 - June 15, 2029
12	2,978	6.00%	6.00%	November 15, 2025 - December 15, 2025
15	17,077	5.25% – 6.00%	5.35%	May 15, 2028 - November 15, 2028
18	19,306	4.13% – 6.25%	5.58%	December 15, 2030 - August 15, 2031
20	3,887	5.75% – 6.00%	5.90%	November 15, 2032 - October 15, 2033
25	31,855	6.25% – 6.50%	6.39%	August 15, 2038 - May 15, 2039
30	103,246	5.50% – 6.75%	6.24%	November 15, 2042 - October 15, 2043
	$707,699
During the year ended June 30, 2018, we redeemed $269,375 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.89% in order to replace debt with shorter maturity dates. During the year ended June 30, 2018, we repaid $6,899 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2018 was $1,506. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2018.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$228,835	4.00% – 5.50%	4.92%	July 15, 2020 - June 15, 2023
5.2	4,440	4.63%	4.63%	August 15, 2020 - September 15, 2020
5.3	2,636	4.63%	4.63%	September 15, 2020
5.5	86,097	4.25% – 4.75%	4.61%	May 15, 2020 - November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 - May 15, 2021
6.5	38,832	5.10% – 5.25%	5.23%	December 15, 2021 - May 15, 2022
7	147,349	4.00% – 5.75%	5.05%	January 15, 2020 - June 15, 2025
7.5	1,996	5.75%	5.75%	February 15, 2021
8	24,720	4.50% – 5.25%	4.65%	August 15, 2025 - May 15, 2026
10	37,424	5.34% – 7.00%	6.19%	March 15, 2022 - December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 - December 15, 2025
15	17,163	5.25% – 6.00%	5.35%	May 15, 2028 - November 15, 2028
18	20,677	4.13% – 6.25%	5.55%	December 15, 2030 - August 15, 2031
20	4,120	5.75% – 6.00%	5.89%	November 15, 2032 - October 15, 2033
25	33,139	6.25% – 6.50%	6.39%	August 15, 2038 - May 15, 2039
30	108,336	5.50% – 6.75%	6.24%	November 15, 2042 - October 15, 2043
	$760,924

In connection with the issuance of Prospect Capital InterNotes®, we incurred $26,752 of fees which are being amortized over the term of the notes, of which $12,349 remains to be amortized and is included as a reduction within Prospect Capital InterNotes® on the Consolidated Statement of Assets and Liabilities as of June 30, 2019.
During the years ended June 30, 2019, 2018 and 2017, we recorded $41,711, $46,580 and $53,560, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.
Note 8. Fair Value and Maturity of Debt Outstanding
The following table shows our outstanding debt as of June 30, 2019.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$167,000	$8,529	$167,000	(3)	$167,000		1ML+2.20%	(6)

2020 Notes	224,114	1,012	223,102		226,933	(4)	5.38%	(7)
2022 Notes	328,500	6,681	321,819		330,964	(4)	5.71%	(7)
2025 Notes	201,250	6,174	195,076		207,847	(4)	6.63%	(7)
Convertible Notes	753,864		739,997		765,744

6.375% 2024 Notes	100,000	1,020	98,980		106,747	(4)	5.29%	(7)
2023 Notes	320,000	3,270	316,730		340,314	(4)	6.09%	(7)
2024 Notes	234,443	4,746	229,697		239,788	(4)	6.74%	(7)
2028 Notes	70,761	2,303	68,458		73,025	(4)	6.72%	(7)
2029 Notes	69,170	2,487	66,683		71,245	(4)	7.38%	(7)
Public Notes	794,374		780,548		831,119

Prospect Capital InterNotes®	707,699	12,349	695,350		741,227	(5)	6.16%	(8)
Total	$2,422,937		$2,382,895		$2,505,090

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of June 30, 2019.

(2)	The maximum draw amount of the Revolving Credit facility as of June 30, 2019 is $1,132,500.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Note 2 for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread based on observable market inputs.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the 2028 Notes, and the 2029 Notes, the rate presented is a combined effective interest rate of their respective original Note issuances and Note Follow-On Programs.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation, are weighted against the average year-to-date principal balance.

The following table shows our outstanding debt as of June 30, 2018.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$37,000	$2,032	$37,000	(3)	$37,000		1ML+2.25%	(6)

2019 Notes	101,647	339	101,308		103,562	(4)	6.51%	(7)
2020 Notes	392,000	4,270	387,730		392,529	(4)	5.38%	(7)
2022 Notes	328,500	8,465	320,035		320,084	(4)	5.69%	(7)
Convertible Notes	822,147		809,073		816,175

5.00% 2019 Notes	153,536	456	153,080		155,483	(4)	5.29%	(7)
2023 Notes	320,000	4,120	315,880		328,909	(4)	6.09%	(7)
2024 Notes	199,281	4,559	194,722		202,151	(4)	6.74%	(7)
2028 Notes	55,000	1,872	53,128		55,220	(4)	6.72%	(7)
Public Notes	727,817		716,810		741,763

Prospect Capital InterNotes®	760,924	11,998	748,926		779,400	(5)	5.76%	(8)
Total	$2,347,888		$2,311,809		$2,374,338

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of June 30, 2018.

(2)	The maximum draw amount of the Revolving Credit facility as of June 30, 2018 is $885,000.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Note 2 for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread based on observable market inputs.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the rate presented is a combined effective interest rate of the 2024 Notes and 2024 Notes Follow-on Program.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation, are weighted against the average year-to-date principal balance.

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2019.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$167,000	$—	$—	$167,000	$—
Convertible Notes	753,864	224,114	—	328,500	201,250
Public Notes	794,374	—	—	654,443	139,931
Prospect Capital InterNotes®	707,699	4,402	188,037	189,795	325,465
Total Contractual Obligations	$2,422,937	$228,516	$188,037	$1,339,738	$666,646

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2018.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$37,000	$—	$37,000	$—	$—
Convertible Notes	822,147	101,647	392,000	328,500	—
Public Notes	727,817	—	153,536	320,000	254,281
Prospect Capital InterNotes®	760,924	—	276,484	246,525	237,915
Total Contractual Obligations	$2,347,888	$101,647	$859,020	$895,025	$492,196
Note 9. Stock Repurchase Program, Equity Offerings, Offering Expenses, and Distributions
On August 24, 2011, our Board of Directors approved a share repurchase plan (the “Repurchase Program”) under which we may repurchase up to $100,000 of our common stock at prices below our net asset value per share. Prior to any repurchase, we are required to notify shareholders of our intention to purchase our common stock. Our last notice was delivered with our annual proxy mailing on September 25, 2018.
We did not repurchase any shares of our common stock under the Repurchase Program for the years ended June 30, 2019, June 30, 2018, and June 30, 2017. As of June 30, 2019, the approximate dollar value of shares that may yet be purchased under the plan is $65,860.

Excluding dividend reinvestments, during the years ended June 30, 2019, June 30, 2018, and June 30, 2017, we did not issue any shares of our common stock.
On October 31, 2018, our registration statement on Form N-2 (File No. 333-227124) was declared effective by the SEC. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $5,000,000 in securities, consisting of common stock, preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities. As of June 30, 2019, we have the ability to issue up to $4,527,430 in securities under the registration statement.

During the years ended June 30, 2019 and June 30, 2018, we distributed approximately $263,624 and $277,224, respectively, to our stockholders. The following table summarizes our distributions declared and payable for the years ended June 30, 2018 and June 30, 2019.

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
5/9/2017	7/31/2017	8/24/2017	$0.083330	$30,011
5/9/2017	8/31/2017	9/21/2017	0.083330	30,017
8/28/2017	9/29/2017	10/19/2017	0.060000	21,619
8/28/2017	10/31/2017	11/22/2017	0.060000	21,623
11/8/2017	11/30/2017	12/21/2017	0.060000	21,630
11/8/2017	12/29/2017	1/18/2018	0.060000	21,659
11/8/2017	1/31/2018	2/15/2018	0.060000	21,691
2/7/2018	2/28/2018	3/22/2018	0.060000	21,724
2/7/2018	3/30/2018	4/19/2018	0.060000	21,759
2/7/2018	4/30/2018	5/24/2018	0.060000	21,797
5/9/2018	5/31/2018	6/21/2018	0.060000	21,829
5/9/2018	6/29/2018	7/19/2018	0.060000	21,865
Total declared and payable for the year ended June 30, 2018				$277,224

5/9/2018	7/31/2018	8/23/2018	$0.060000	$21,881
5/9/2018	8/31/2018	9/20/2018	0.060000	21,898
8/28/2018	9/28/2018	10/18/2018	0.060000	21,914
8/28/2018	10/31/2018	11/21/2018	0.060000	21,930
11/6/2018	11/30/2018	12/20/2018	0.060000	21,945
11/6/2018	1/2/2019	1/24/2019	0.060000	21,963
11/6/2018	1/31/2019	2/21/2019	0.060000	22,003
2/6/2019	2/28/2018	3/21/2019	0.060000	22,008
2/6/2019	3/29/2019	4/18/2019	0.060000	22,013
2/6/2019	4/30/2019	5/23/2019	0.060000	22,018
5/8/2019	5/31/2019	6/20/2019	0.060000	22,023
5/8/2019	6/28/2019	7/18/2019	0.060000	22,028
Total declared and payable for the year ended June 30, 2019				$263,624
Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during years ended June 30, 2019 and June 30, 2018. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be recorded and payable subsequent to June 30, 2019:

•	$0.06 per share for July 2019 to holders of record on July 31, 2019 with a payment date of August 22, 2019.

•	$0.06 per share for August 2019 to holders of record on August 30, 2019 with a payment date of September 19, 2019.
During the years ended June 30, 2019 and June 30, 2018, we issued 2,721,087 and 4,333,005 shares of our common stock, respectively, in connection with the dividend reinvestment plan.
On February 9, 2016, we amended our dividend reinvestment plan that provided for reinvestment of our dividends or distributions on behalf of our stockholders, unless a stockholder elects to receive cash, to add the ability of stockholders to purchase additional shares by making optional cash investments. Under the revised dividend reinvestment and direct stock repurchase plan, stockholders may elect to purchase additional shares through our transfer agent in the open market or in negotiated transactions.

During the year ended June 30, 2019, Prospect officers purchased 3,738,621 shares of our stock, or 1.02% of total outstanding shares as of June 30, 2019, both through the open market transactions and shares issued in connection with our dividend reinvestment plan.
As of June 30, 2019, we have reserved 73,291,156 shares of our common stock for issuance upon conversion of the Convertible Notes (see Note 5).
Note 10. Other Income
Other income consists of structuring fees, overriding royalty interests, revenue receipts related to net profit interests, deal deposits, administrative agent fees, and other miscellaneous and sundry cash receipts. The following table shows income from such sources during the years ended June 30, 2019, 2018 and 2017.

	Year Ended June 30,
	2019	2018	2017
Structuring, advisory and amendment fees (refer to Note 3)	$23,552	$29,658	$20,419
Royalty and Net Revenue interests	19,494	7,652	5,547
Administrative agent fees	576	477	684
Total Other Income	$43,622	$37,787	$26,650
Note 11. Net Increase in Net Assets per Share
The following information sets forth the computation of net increase in net assets resulting from operations per share during the years ended June 30, 2019, 2018, and 2017.

	Year Ended June 30,
	2019	2018	2017
Net increase in net assets resulting from operations	$144,487	$299,863	$252,906
Weighted average common shares outstanding	365,984,541	361,456,075	358,841,714
Net increase in net assets resulting from operations per share	$0.39	$0.83	$0.70
Note 12. Income Taxes
While our fiscal year end for financial reporting purposes is June 30 of each year, our tax year end is August 31 of each year. The information presented in this footnote is based on our tax year end for each period presented, unless otherwise specified.
For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of dividends paid to shareholders during the tax years ended August 31, 2018, 2017 and 2016 were as follows:

	Tax Year Ended August 31,
	2018	2017	2016
Ordinary income	$269,095	$359,215	$355,985
Capital gain	—	—	—
Return of capital	—	—	—
Total dividends paid to shareholders	$269,095	$359,215	$355,985
We generate certain types of income that may be exempt from U.S. withholding tax when distributed to non-U.S. shareholders. Under IRC Section 871(k), a RIC is permitted to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. shareholders with proper documentation. For the 2019 calendar year, 44.07% of our distributions as of June 30, 2019 qualified as interest related dividends which are exempt from U.S. withholding tax applicable to non-U.S. shareholders.

For the tax year ending August 31, 2019, the tax character of dividends paid to shareholders through June 30, 2019 is expected to be ordinary income. Because of the difference between our fiscal and tax year ends, the final determination of the tax character of dividends will not be made until we file our tax return for the tax year ending August 31, 2019.

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following reconciles the net increase in net assets resulting from operations to taxable income for the tax years ended August 31, 2018, 2017 and 2016:

	Tax Year Ended August 31,
	2018	2017	2016
Net increase in net assets resulting from operations	$389,732	$254,904	$262,831
Net realized loss on investments	26,762	100,765	22,666
Net unrealized (gains) losses on investments	(105,599)	(61,939)	73,181
Other temporary book-to-tax differences	(42,583)	(32,117)	(56,036)
Permanent differences	31	(772)	2,489
Taxable income before deductions for distributions	$268,343	$260,841	$305,131
Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of August 31, 2018, we had capital loss carryforwards of approximately $280,386 available for use in later tax years. The unused balance each year will be carried forward and utilized as gains are realized, subject to limitations. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of the Company’s capital loss carryforwards may become permanently unavailable due to limitations by the Code.
For the tax year ended August 31, 2018, we had no cumulative taxable income in excess of cumulative distributions.
As of June 30, 2019, the cost basis of investments for tax purposes was $5,905,269 resulting in an estimated net unrealized loss of $251,716. As of June 30, 2019, the gross unrealized gains and losses were $595,002 and $846,718, respectively. As of June 30, 2018, the cost basis of investments for tax purposes was $5,871,043 resulting in an estimated net unrealized loss of $143,764. As of June 30, 2018, the gross unrealized gains and losses were $476,197 and $619,961, respectively. Due to the difference between our fiscal year end and tax year end, the cost basis of our investments for tax purposes as of June 30, 2019 and June 30, 2018 was calculated based on the book cost of investments as of June 30, 2019 and June 30, 2018, respectively, with cumulative book-to-tax adjustments for investments through August 31, 2018 and 2017, respectively.
In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal excise taxes, among other items. During the tax year ended August 31, 2018, we decreased overdistributed net investment income by $31 and decreased capital in excess of par value by $31. During the tax year ended August 31, 2017, we increased overdistributed net investment income by $772, and increased capital in excess of par value by $772. Due to the difference between our fiscal and tax year end, the reclassifications for the taxable year ended August 31, 2018 is being recorded in the fiscal year ending June 30, 2019 and the reclassifications for the taxable year ended August 31, 2017 were recorded in the fiscal year ended June 30, 2018.
Note 13. Related Party Agreements and Transactions
Investment Advisory Agreement
We have entered into an investment advisory and management agreement with the Investment Adviser (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies), and (iii) closes and monitors investments we make.
The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our total assets. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

The total gross base management fee incurred to the favor of the Investment Adviser was $121,943, $118,768 and $124,077 during the years ended June 30, 2019, 2018, and 2017, respectively. Included in the gross base management fee for the year ended June 30, 2019 is a $2,757 adjustment for fees earned in prior periods that were neither expensed nor paid to the Investment Adviser, for which we incurred $64 in accrued interest on those past due amounts. The interest on the amount owed to the Investment Adviser was calculated using the average of 1-month LIBOR rates from September 2010 through the date of payment. The Investment Adviser has entered into a servicing agreement with certain institutions that purchased loans with us, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. During the years ended June 30, 2019, 2018 and 2017, we received payments of $110, $722 and $1,203, respectively, from these institutions, on behalf of the Investment Adviser, for providing such services under the servicing agreement. We were given a credit for these payments, which reduced the base management fees to $121,833, $118,046 and $122,874 for the years ended June 30, 2019, 2018, and 2017, respectively.
The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).
The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate amortized cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

The total income incentive fee incurred was $78,215, $71,713 and $76,520 during the years ended June 30, 2019, 2018 and 2017, respectively. No capital gains incentive fee was incurred during the years ended June 30, 2019, 2018 and 2017.
Administration Agreement
We have also entered into an administration agreement (the “Administration Agreement”) with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and her staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see Managerial Assistance section below). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly-owned subsidiary of the Investment Adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us. Our payments to Prospect Administration are reviewed quarterly by our Board of Directors.
The allocation of gross overhead expense from Prospect Administration was $15,444, $20,715 and $22,882 for the years ended June 30, 2019, 2018 and 2017, respectively. Prospect Administration received estimated payments of $607, $10,684 and $8,760 directly from our portfolio companies, insurance carrier and certain funds managed by the Investment Adviser for legal, tax and portfolio level accounting services during the years ended June 30, 2019, 2018 and 2017, respectively. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. During the year ended June 30, 2017, other operating expenses in the amount of $876 incurred by us, which were attributable to CCPI Inc. (“CCPI”), have been reimbursed by CCPI and are reflected as an offset to our overhead allocation. No such reimbursements or expenses occurred during the years ended June 30, 2019 or June 30, 2018. Net overhead during the years ended June 30, 2019, 2018 and 2017 totaled $14,837, $10,031 and $13,246, respectively.
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income is recognized by Prospect.
During the years ended June 30, 2019, 2018 and 2017, we received payments of $8,359, $6,343 and $6,923, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration.
Co-Investments
On February 10, 2014, we received an exemptive order from the SEC (the “Order”) that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Income Fund, Inc. and TP Flexible Income Fund, Inc., subject to the conditions included therein. On March 31, 2019 Pathway Capital Opportunity Fund, Inc., a fund previously managed by the Investment Adviser, merged with Triton Pacific Investment Corporation, Inc. to form TP Flexible Income Fund, Inc., which is managed by an affiliate of our Investment Adviser.
 Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
As of June 30, 2019, we had co-investments with Priority Income Fund, Inc. in the following CLO funds: Apidos CLO XXII, Barings CLO Ltd. 2018-III, Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, Cent CLO 21 Limited Class E, CIFC Funding 2013-IV, Ltd., CIFC Funding 2014-IV-R, Ltd., CIFC Funding 2014-V, Ltd. Class F, CIFC Funding 2016-I, Ltd., Galaxy XXVIII CLO, Ltd., Galaxy XXVIII CLO, Ltd. Class F, Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII-R, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners XV, Ltd., Octagon Investment Partners 18-R Ltd., Romark WM-R Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., Voya CLO 2016-3, Ltd. and Voya CLO 2017-3, Ltd.; however HarbourView CLO VII-R, Ltd.,Octagon Investment Partners XV, Ltd. and Octagon Investment Partners 18-R Ltd. are not considered co-investments pursuant to the Order as they were purchased on the secondary market.
As of June 30, 2019, we had a co-investment with TP Flexible Income Fund, Inc. in Carlyle Global Market Strategies CLO 2014-4-R, Ltd. and Octagon Investment Partners XV, Ltd.; however, these investments are not considered a co-investment pursuant to the Order as it was purchased on the secondary market.

We reimburse CLO investment valuation services fees initially incurred by Priority Income Fund, Inc. During the years ended June 30, 2019, 2018 and 2017, we recognized expenses that were reimbursed for valuation services of $205, $207 and $117, respectively. Conversely, Priority Income Fund, Inc. and TP Flexible Income Fund, Inc. reimburse us for software fees, expenses which were initially incurred by Prospect. As of June 30, 2019, June 30, 2018 and June 30, 2017, we accrued a receivable from Priority Income Fund, Inc. and TP Flexible Income Fund, Inc. for software fees of $0, $88 and $14, respectively, that will be reimbursed to us.
Note 14. Transactions with Controlled Companies
The descriptions below detail the transactions which we have entered into with each of our controlled companies. Certain of the controlled entities discussed below were consolidated effective July 1, 2014 (see Note 1). As such, transactions with these Consolidated Holding Companies are presented on a consolidated basis.
Arctic Energy Services, LLC
Prospect owned 100% of the equity of Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a Consolidated Holding Company. Arctic Equipment owns 70% of the equity of Arctic Energy Services, LLC (“Arctic Energy”), with Ailport Holdings, LLC (“Ailport”) (100% owned and controlled by Arctic Energy management) owning the remaining 30% of the equity of Arctic Energy. Arctic Energy provides oilfield service personnel, well testing flowback equipment, frac support systems and other services to exploration and development companies in the Rocky Mountains. As of June 30, 2017, we reported Arctic Energy as a separate controlled company. On April 6, 2018, Arctic Equipment merged with CP Energy and our equity interest was exchanged for newly issued common shares of CP Energy. Refer to discussion on CP Energy ownership below.

The following managerial assistance recognized had not yet been paid by Arctic Energy to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$225
June 30, 2019	—
CCPI Inc.
Prospect owns 100% of the equity of CCPI Holdings Inc. (“CCPI Holdings”), a Consolidated Holding Company. CCPI Holdings held 94.59% of the equity of CCPI Inc. (“CCPI”) as of June 30, 2018, with CCPI management owning the remaining 5.41% of the equity. CCPI owns 100% of each of CCPI Europe Ltd. and MEFEC B.V., and 45% of Gulf Temperature Sensors W.L.L. On March 1, 2019, we converted the $2,797 Senior Secured Term Loan A and the $17,566 Senior Secured Term Loan B to preferred equity and subsequently sold our $6,759 common equity interest in CCPI, Inc. and our new $20,363 preferred shares. We recorded a realized gain of $12,105 on the sale of our equity position in CCPI, Inc. In addition, there is $2,364 being held in escrow that is due to us, which will be recognized as an additional realized gain when received.

During the three months ended June 30, 2017, Prospect recognized $153 in other income related to amendment fee income.
On August 1, 2017, we entered into a participation agreement with CCPI management, and sold $144 of Prospect’s investment in the Term Loan B debt.
The following amounts were paid from CCPI to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2017	$450
Year Ended June 30, 2018	338
Year Ended June 30, 2019	20,700
During the year ended June 30, 2017, Prospect reclassified $123 of return of capital received from CCPI in prior periods as dividend income.

The following dividends were declared and paid from CCPI to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2017	$123
Year Ended June 30, 2018	—
Year Ended June 30, 2019	—
All dividends were paid from earnings and profits of CCPI.
The following interest payments were accrued and paid from CCPI to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$2,992
Year Ended June 30, 2018	3,704
Year Ended June 30, 2019	2,629
The following interest income recognized had not yet been paid by CCPI to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$306
June 30, 2019	—
The following advisory fee payment was paid from CCPI to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	—
Year Ended June 30, 2019	1,301
The following managerial assistance payments were paid from CCPI to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2017	$240
Year Ended June 30, 2018	180
Year Ended June 30, 2019	165
The following managerial assistance recognized had not yet been paid by CCPI to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$60
June 30, 2019	—

The following payments were paid from CCPI to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to CCPI (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	45
Year Ended June 30, 2019	54
The following amounts were due from CCPI to Prospect for reimbursement of expenses paid by Prospect on behalf of CCPI and were included by Prospect within other receivables:

June 30, 2018	$7
June 30, 2019	—
CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings of Delaware LLC (“CP Holdings”), a Consolidated Holding Company. CP Holdings owns 99.8% of the equity of CP Energy Services, Inc. (“CP Energy”), and the remaining equity is owned by CP Energy management. CP Energy owns directly or indirectly 100% of each of CP Well; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries. On April 6, 2018, Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a previously controlled portfolio company, merged with and into CP Energy, with CP Energy continuing as the surviving corporation. In June 2019, CP Energy purchased approximately 64.1% of the common equity of Spartan Energy Holdings, Inc. (“Spartan Holdings”), which owns 100% of Spartan Energy Services, LLC (“Spartan”) a portfolio company of Prospect with $34,399 in senior secured term loans (the “Spartan Term Loans”) due to us as of June 30, 2019. As a result of CP Energy’s purchase, and given Prospect’s controlling interest in CP Energy, our Spartan Term Loans are presented as control investments under CP Energy beginning June 30, 2019. Spartan remains the direct borrow and guarantor to Prospect for the Spartan Term Loans.

On October 1, 2017 we restructured our investment in CP Energy. Concurrent with the restructuring, we exchanged $35,048 of Series B Convertible Preferred Stock for $35,048 of senior secured debt. We received $228 of an advisory fee related to the above transaction, which we recognized as other income.

On January 18, 2018, CP Energy redeemed common shares belonging to senior management, which increased our ownership percentage from 82.3% to 94.2% as of March 31, 2018.

On April 6, 2018, our common equity investment cost in the amount of $60,876 at the date of the merger in Arctic Equipment was exchanged for newly issued common shares of CP Energy. As a result of this merger between these controlled portfolio companies, our equity ownership percentage in CP Energy increased to 99.8%. There were no realized gain or loss recognized by us since this was a merger amongst two portfolio companies under our control.

The following interest payments were accrued and paid from CP Energy to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	3,394
Year Ended June 30, 2019	4,810
Included above, the following payment-in-kind interest from CP Energy was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	—
Year Ended June 30, 2019	871
The following interest income recognized had not yet been paid by CP Energy to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$—
June 30, 2019	1,624
The following managerial assistance payments were paid from CP Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2017	$300
Year Ended June 30, 2018	425
Year Ended June 30, 2019	450
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$150
June 30, 2019	150
The following payments were paid from CP Energy to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to CP Energy (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2017	$15
Year Ended June 30, 2018	—
Year Ended June 30, 2019	54
The following amounts were due from CP Energy to Prospect for reimbursement of expenses paid by Prospect on behalf of CP Energy and were included by Prospect within other receivables:

June 30, 2018	$55
June 30, 2019	35

Credit Central Loan Company, LLC
Prospect owns 100% of the equity of Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a Consolidated Holding Company. Credit Central Delaware owns 98.41% of the equity of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC) (“Credit Central”), with entities owned by Credit Central management owning the remaining 1.59% of the equity. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC. Credit Central is a branch-based provider of installment loans.
On September 28, 2016, Prospect performed a buyout of Credit Central management’s ownership stake, purchasing additional subordinated debt of $12,523 at a discount of $7,521. Prospect also purchased $2,098 of additional shares, increasing its ownership to 98.26%.
During the year ended June 30, 2019 and June 30, 2018, the following amounts of the aforementioned original issue discount of of $7,521 accreted during the respective period, and included in interest income.

Year Ended June 30, 2018	$2,240
Year Ended June 30, 2019	1,039
The following amounts were paid from Credit Central to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2017	$403
Year Ended June 30, 2018	—
Year Ended June 30, 2019	—
The following interest payments were accrued and paid from Credit Central to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$9,950
Year Ended June 30, 2018	10,515
Year Ended June 30, 2019	10,847
Included above, the following payment-in-kind interest from Credit Central was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2017	$2,804
Year Ended June 30, 2018	—
Year Ended June 30, 2019	4,042
The following interest income recognized had not yet been paid by Credit Central to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$—
June 30, 2019	963
The following net revenue interest payments were paid from Credit Central to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	903
Year Ended June 30, 2019	—

The following managerial assistance payments were paid from Credit Central to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2017	$700
Year Ended June 30, 2018	148
Year Ended June 30, 2019	700
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$175
June 30, 2019	175
The following payments were paid from Credit Central to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Credit Central (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	—
June 30, 2019	7
The following amounts were due from Credit Central from Prospect for reimbursement of expenses paid by Credit Central on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2018	$33
June 30, 2019	—
Echelon Transportation LLC (f/k/a Echelon Aviation LLC)
Prospect owns 100% of the membership interests of Echelon Transportation LLC (“Echelon”). Echelon owns 60.7% of the equity of AerLift Leasing Limited (“AerLift”).
On September 28, 2016, Echelon made an optional partial prepayment of $6,800 of the Senior Secured Revolving Credit Facility outstanding.
During the three months ended September 30, 2016, Echelon issued 36,275 Class B shares to the company’s President, decreasing Prospect’s ownership to 98.56%.
On December 9, 2016, Prospect made a follow-on $16,044 first lien senior secured debt and $2,830 equity investment in Echelon to support an asset acquisition, increasing Prospect’s ownership to 98.71%. Prospect also recognized $1,121 in structuring fee income as a result of the transaction.

During the year ended June 30, 2019, Prospect made a follow-on $2,250 first lien senior secured debt.

The following dividends were declared and paid from Echelon to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2017	$200
Year Ended June 30, 2018	—
Year Ended June 30, 2019	—
All dividends were paid from earnings and profits of Echelon.
The following interest payments were accrued and paid from Echelon to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$5,734
Year Ended June 30, 2018	6,360
Year Ended June 30, 2019	7,102

Included above, the following payment-in-kind interest from Echelon was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	—
Year Ended June 30, 2019	5,492
The following interest income recognized had not yet been paid by Echelon to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$2,631
June 30, 2019	3,162
The following managerial assistance payments were paid from Echelon to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2017	$250
Year Ended June 30, 2018	188
Year Ended June 30, 2019	250
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$—
June 30, 2019	63
The following managerial assistance recognized had not yet been paid by Echelon to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$63
June 30, 2019	—
The following payments were paid from Echelon to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Echelon (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2017	$217
Year Ended June 30, 2018	—
Year Ended June 30, 2019	735
The following amounts were due from Echelon to Prospect for reimbursement of expenses paid by Prospect on behalf of Echelon and were included by Prospect within other receivables:

June 30, 2018	$18
June 30, 2019	3

Edmentum Ultimate Holdings, LLC
As of June 30, 2017, Prospect held a 37.1% membership interest in Edmentum Ultimate Holdings, LLC (“Edmentum Holdings”). Edmentum Holdings owns 100% of the equity of Edmentum, Inc. (“Edmentum”). On February 23, 2018, certain participating members of Edmentum Holdings increased their revolving credit commitment and extended additional credit to Edmentum, Inc. in exchange for additional common units of Edmentum Holdings. As a result, Prospect’s equity ownership was diluted to 11.51% and the investment was transferred from a controlled to an affiliate investment classification as of March 31, 2018. Edmentum is the largest all subscription based, software as a service provider of online curriculum and assessments to the U.S. education market. Edmentum provides high-value, comprehensive online solutions that support educators to successfully transition learners from one stage to the next.
During the year ended June 30, 2017, Prospect funded an additional $7,835 in the second lien revolving credit facility.
During the year ended June 30, 2018, Prospect funded an additional $7,834 in the second lien revolving credit facility.
The following amounts were paid from Edmentum to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2017	$6,424
Year Ended June 30, 2018	7,834
Year Ended June 30, 2019	N/A
The following interest payments were accrued and paid from Edmentum to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$1,726
Year Ended June 30, 2018	920
Year Ended June 30, 2019	N/A
Included above, the following payment-in-kind interest from Edmentum was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2017	$2,057
Year Ended June 30, 2018	614
Year Ended June 30, 2019	N/A
The following interest income recognized had not yet been paid by Edmentum to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$274
June 30, 2019	N/A
Energy Solutions Holdings Inc.
Prospect owns 100% of the equity of Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings Inc.) (“Energy Solutions”), a Consolidated Holding Company. Energy Solutions owns 100% of each of Change Clean Energy Company, LLC (f/k/a Change Clean Energy Holdings, LLC) (“Change Clean”); Freedom Marine Solutions, LLC (f/k/a Freedom Marine Services Holdings, LLC) (“Freedom Marine”); and Yatesville Coal Company, LLC (f/k/a Yatesville Coal Holdings, LLC) (“Yatesville”). Change Clean owns 100% of each of Change Clean Energy, LLC and Down East Power Company, LLC, and 50.1% of BioChips LLC. Freedom Marine owns 100% of each of Vessel Company, LLC (f/k/a Vessel Holdings, LLC) (“Vessel”); Vessel Company II, LLC (f/k/a Vessel Holdings II, LLC) (“Vessel II”); and Vessel Company III, LLC (f/k/a Vessel Holdings III, LLC) (“Vessel III”). Yatesville owns 100% of North Fork Collieries, LLC.
Energy Solutions owns interests in companies operating in the energy sector. These include companies operating offshore supply vessels, ownership of a non-operating biomass electrical generation plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in gathering and processing business in east Texas.
Transactions between Prospect and Freedom Marine are separately discussed below under “Freedom Marine Solutions, LLC.”

First Tower Finance Company LLC
Prospect owns 100% of the equity of First Tower Holdings of Delaware LLC (“First Tower Delaware”), a Consolidated Holding Company. First Tower Delaware owns 80.1% of First Tower Finance Company LLC (f/k/a First Tower Holdings LLC) (“First Tower Finance”). First Tower Finance owns 100% of First Tower, LLC (“First Tower”), a multiline specialty finance company.
During the three months ended December 31, 2016, Prospect made an additional $8,005 equity investment to First Tower.
During the three months ended March 31, 2018, we made a follow-on $16,921 subordinated debt investment in First Tower, and a $2,664 equity investment in First Tower Finance, to support an acquisition. In connection with this transaction, we received a $2,664 advisory fee from First Tower, which was recognized as other income.
The following amounts were paid from First Tower to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2017	$2,220
Year Ended June 30, 2018	6,735
Year Ended June 30, 2019	2,478
The following interest payments were accrued and paid from First Tower to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$51,116
Year Ended June 30, 2018	47,422
Year Ended June 30, 2019	56,125
Included above, the following payment-in-kind interest from First Tower was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2017	$7,572
Year Ended June 30, 2018	1,767
Year Ended June 30, 2019	6,823
The following interest income recognized had not yet been paid by First Tower to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$4,703
June 30, 2019	4,897
The following managerial assistance payments were paid from First Tower to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2017	$1,800
Year Ended June 30, 2018	1,200
Year Ended June 30, 2019	2,400
The following managerial assistance recognized had not yet been paid by First Tower to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$600
June 30, 2019	—

The following payments were paid from First Tower to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to First Tower (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	—
June 30, 2019	1

The following amounts were due from First Tower to Prospect for reimbursement of expenses paid by Prospect on behalf of First Tower and were included by Prospect within other receivables:

June 30, 2018	$26
June 30, 2019	7
Freedom Marine Solutions, LLC
As discussed above, Prospect owns 100% of the equity of Energy Solutions, a Consolidated Holding Company. Energy Solutions owns 100% of Freedom Marine. Freedom Marine owns 100% of each of Vessel, Vessel II, and Vessel III.
During the year ended June 30, 2017, Prospect purchased an additional $1,200 in membership interests in Freedom Marine to support its ongoing operations and liquidity needs.

During the year ended June 30, 2018, Prospect purchased an additional $982 in membership interests in Freedom Marine to support its ongoing operations and liquidity needs.
During the year ended June 30, 2019, Prospect purchased an additional $300 in membership interests in Freedom Marine to support its ongoing operations and liquidity needs.

The following managerial assistance recognized had not yet been paid by Freedom Marine to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$825
June 30, 2019	1,125
InterDent, Inc.
Following our assumption of assuming control, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of InterDent, Inc. (“InterDent”) and to appoint a new Board of Directors of InterDent, all the members of which are our Investment Adviser’s professionals. As a result, as of June 30, 2018, Prospect’s investment in InterDent is classified as a control investment.
During the year ended June 30, 2019, Prospect purchased $14,000 of first lien Senior Secured Term Loan A/B from a third party. In addition, Prospect purchased $5,000 of first lien Senior Secured Term Loan D and transferred $31,558 from Senior Secured Term Loan B to Senior Secured Term Loan C.

On May 3, 2019 Prospect executed warrants to purchase 99.9% of the 100,000 shares of common stock outstanding of InterDent Inc. at a purchase price of $0.01 per share.

The following interest payments were accrued and paid from InderDent to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2018	$4,775
Year Ended June 30, 2019	24,779

Included in the above, are the following payment-in-kind interest from InterDent, which was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2018	$582
Year Ended June 30, 2019	17,173
The following interest income recognized had not yet been paid by InterDent to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$127
June 30, 2019	209
The following amounts were due from InterDent from Prospect for reimbursement of expenses paid by InterDent on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2018	$—
June 30, 2019	6
MITY, Inc.
Prospect owns 100% of the equity of MITY Holdings of Delaware Inc. (“MITY Delaware”), a Consolidated Holding Company. As of June 30, 2018, MITY Delaware owns 95.58% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”). Effective March 13, 2019, MITY Delaware’s equity ownership of MITY increased to 100%. MITY owns 100% of each of MITY-Lite, Inc. (“MITY-Lite”); Broda USA, Inc. (f/k/a Broda Enterprises USA, Inc.) (“Broda USA”); and Broda Enterprises ULC (“Broda Canada”). MITY is a designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products.
During the three months ended December 31, 2016, Prospect formed a separate legal entity, MITY FSC, Inc., (“MITY FSC”) in which Prospect owns 100% of the equity. MITY FSC does not have material operations. This entity earns commission payments from MITY-Lite based on its sales to foreign customers, and distributes it to its shareholder. During the years ended June 30, 2019, June 30, 2018, and June 30, 2017, we received $201, $918 and $406, respectively, of such commission, which we recognized as other income.
On January 17, 2017, Prospect invested an additional $8,000 of Senior Secured Note A and $8,000 of Senior Secured Term Loan B debt investments in MITY to fund an acquisition. Prospect recognized structuring fee income of $480 from this additional investment.
On June 3, 2019, Prospect invested an additional $3,000 of Senior Secured Term Loan B debt investments in MITY to fund working capital needs and capital expenditures. Prospect recognized structuring fee income of $75 from this additional investment.

The following dividends were declared and paid from MITY to Prospect and recognized by Prospect as divided income:

Year Ended June 30, 2017	$468
Year Ended June 30, 2018	—
Year Ended June 30, 2019	—
All dividends were paid from earnings and profits of MITY.
The following interest payments were accrued and paid from MITY to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$6,284
Year Ended June 30, 2018	7,618
Year Ended June 30, 2019	7,721

Included above, the following payment-in-kind interest from MITY was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	—
Year Ended June 30, 2019	2,143
The following interest income recognized had not yet been paid by MITY to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$—
June 30, 2019	252
The following interest payments were accrued and paid from Broda Canada to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$564
Year Ended June 30, 2018	588
Year Ended June 30, 2019	428

During the year ended June 30, 2017, there was a favorable fluctuation in the foreign currency exchange rate and Prospect recognized $12 of realized gain related to its investment in Broda Canada. During the year ended June 30, 2018, there was a favorable fluctuation in the foreign currency exchange rate and Prospect recognized $13 of realized gain related to its investment in Broda Canada. During the year ended June 30, 2019, there was no realized gain related to its investment in Broda Canada.

The following managerial assistance payments were paid from MITY to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2017	$300
Year Ended June 30, 2018	300
Year Ended June 30, 2019	300
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$75
June 30, 2019	75
The following payments were paid from MITY to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to MITY (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2017	$224
Year Ended June 30, 2018	—
Year Ended June 30, 2019	—

The following amounts were due from MITY to Prospect for reimbursement of expenses paid by Prospect on behalf of MITY and were included by Prospect within other receivables:

June 30, 2018	$51
June 30, 2019	1

National Property REIT Corp.
Prospect owns 100% of the equity of NPH, a Consolidated Holding Company. NPH owns 100% of the common equity of NPRC. Effective May 23, 2016, in connection with the merger of APRC and UPRC with and into NPRC, APH and UPH merged with and into NPH, and were dissolved.
NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, NPRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of NPRC.
NPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, multi-family, self-storage, and student housing properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity (the “JV”). Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans.
On July 22, 2016 Prospect made a $2,700 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in twelve multi-family properties for $2,698 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $49 in the JVs. The proceeds were used by the JVs to fund $2,747 of capital expenditures.
On August 4, 2016, Prospect made a $393 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in four multi-family properties for $392 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $21 in the JVs. The proceeds were used by the JVs to fund $413 of capital expenditures.
On September 1, 2016, we made an investment into American Consumer Lending Limited (“ACLL”), a wholly-owned subsidiary of NPRC, under the ACLL credit agreement, for senior secured term loans, Term Loan C, with the same terms as the existing ACL Loan Holdings, Inc. (“ACLLH”) Term Loan C due to us.
On September 28, 2016 Prospect made a $46,381 investment in NPRC, of which $35,295 was a Senior Term Loan and $11,086 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase a 64.2% ownership interest in Vesper Portfolio JV, LLC for $46,324 and to pay $57 for tax and legal services provided by professionals at Prospect Administration. The JV was purchased for $250,000 which included debt financing and minority interest of $192,382 and $25,817, respectively. The remaining proceeds were used to pay $1,060 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,131 of third party expenses, $4,911 of pre-funded capex, and $5,310 of prepaid assets, with $1,111 retained by the JV for working capital.
On October 21, 2016 Prospect made a $514 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in four multi-family properties for $512 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $33 in the JVs. The proceeds were used by the JVs to fund $545 of capital expenditures.
On November 17, 2016, NPRC used sale and supplemental loan proceeds to make a partial repayment on the Senior Term Loan of $19,149 and a return of capital on Prospects’ equity investment in NPRC of $9,204.
On November 23, 2016, Prospect made a $2,860 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in seven multi-family properties for $2,859 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $231 in the JVs. The proceeds were used by the JVs to fund $3,090 of capital expenditures.
On December 7, 2016 Prospect made a $13,046 investment in NPRC, of which $9,653 was a Senior Term Loan and $3,393 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase an 85% ownership interest in JSIP Union Place, LLC for $13,026 and to pay $20 of legal services provided by attorneys at Prospect Administration. The JV was purchased for $64,750 which included debt financing and minority interest of $51,800 and $2,299, respectively. The remaining proceeds were used to pay $261 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,078 of third party expenses, $5 of pre-funded capital expenditures, and $458 of prepaid assets, with $573 retained by the JV for working capital.

On January 30, 2017 Prospect made a $41,365 investment in NPRC, of which $30,644 was a Senior Term Loan and $10,721 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase a 92.5% ownership interest in 9220 Old Lantern Way LLC for $41,333 and to pay $32 of legal services provided by attorneys at Prospect Administration. The JV was purchased for $187,250 which included debt financing and minority interest of $153,580 and $3,351, respectively. The remaining proceeds were used to pay $827 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $4,415 of third party expenses, $1,857 of pre-funded capital expenditures, and $3,540 of prepaid assets, with $375 retained by the JV for working capital.
On February 27, 2017 NPRC used sale and supplemental loan proceeds to make a partial repayment on the Senior Term Loan of $18,000 and a return of capital on Prospects’ equity investment in NPRC of $11,648. In connection to the partial repayment of the Senior Term Loan, NPRC paid a prepayment premium of $180 to Prospect (which was recognized by Prospect as interest income).
On March 7, 2017, Prospect made a $289 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in SSIL I, LLC for $288. The minority interest holder also invested an additional $72 in the JV. The proceeds were used by the JV to fund $360 of capital expenditures.
On March 16, 2017, Prospect made a $4,273 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in eight multi-family properties for $4,272 and pay $1 of legal services provided by attorneys at Prospect Administration. The proceeds were used by the JV to fund $4,272 of capital expenditures.
On April 3, 2017, Prospect made a $418 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in three multi-family properties for $417 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $24 in the JV. The proceeds were used by the JV to fund $441 of capital expenditures.
On April 21, 2017, Prospect made a $2,106 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in Vesper Portfolio JV, LLC for $2,105 and pay $1 of legal services provided by attorneys at Prospect Administration. The proceeds were used by the JV to fund $2,105 of capital expenditures.
On June 30, 2017 NPRC used sale proceeds to make a partial repayment on the Senior Term Loan of $5,750 and a return of capital on Prospects’ equity investment in NPRC of $11,261. In connection to the partial repayment of the Senior Term Loan, NPRC paid a prepayment premium of $58 to Prospect (which was recognized by Prospect as interest income).
On July 10, 2017, Prospect made a $653 investment in NPRC, of which $450 was a Senior Term Loan and $202 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in a multi-family JV for $639 and pay $1 of legal services provided by attorneys at Prospect Administration. The remaining proceeds were used to pay $13 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income). The minority interest holder also purchased additional ownership interest in the JV for $163. The proceeds were used by the JV to fund $802 of capital expenditures.
On August 24, 2017, Prospect purchased additional common equity of NPRC through NPH for $2,401. The proceeds were utilized by NPRC to purchase additional ownership interest in a JV that owns eight student housing properties for $2,400 and pay $1 of legal services provided by attorneys at Prospect Administration. The proceeds were used by the JV to fund $2,400 of capital expenditures.
On September 13, 2017, Prospect made a $826 investment in NPRC, of which $662 was a Senior Term Loan and $164 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in a JV entity that owns five multi-family properties for $825 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also purchased additional ownership interest in the JV for $92. The proceeds were used by the JV to fund $917 of capital expenditures.
On October 10, 2017, Prospect purchased additional common equity of NPRC though NPH for $4,094. NPRC utilized $4,091 of the proceeds as a capital contribution in multiple JV entities that own ten multi-family properties and to pay $3 for legal services provided by attorneys at Prospect Administration. The minority interest holder also contributed $87 of additional capital in the JV entities. The proceeds were utilized by he JV entities to fun $4,178 of capital expenditures.

On October 31, 2017, Prospect purchased additional common equity of NPRC though NPH for $27,004. The proceeds were utilized by NPRC to purchase a 92.5% ownership interest in Baymeadows Holdings LLC for $26,974 and to pay $30 for tax and legal services provided by professionals at Prospect Administration. The minority interest holder purchased ownership interest in the JV for $2,187. The JV utilized the total proceeds, which included debt financing of $88,800, to acquire $111,000 of multi-family real estate assets. The remaining proceeds were used by the JV to pay $539 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $802 of third party expenses, $546 of pre-funded capital expenditures, $3,016 of prepaid assets, and $2,058 was retained by the JV as working capital.
On November 8, 2017, Prospect purchased additional common equity of NPRC through NPH for $15,911. The proceeds were utilized by NPRC to purchase a 92.5% ownership interest in Southfield Holdings LLC for $15,849, pay $10 for tax and legal services provided by professionals at Prospect Administration, and $52 was retained as working capital. The minority interest holder purchased ownership interest in the JV for $1,285. The JV utilized the total proceeds, which included debt financing of $58,229, to acquire $68,500 of multi-family real estate assets. The remaining proceeds were used by the JV to pay $317 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $263 of third party expenses, $3,138 of pre-funded capital expenditures, $2,860 of prepaid assets, and $285 was retained by the JV as working capital.
On November 17, 2017, Prospect purchased additional common equity of NPRC through NPH for $1,019. NPRC utilized $1,018 of the proceeds as a capital contribution in multiple JV entities that own seven multi-family properties and to pay $1 for legal services provided by attorneys at Prospect Administration. The minority interest holder also contributed $82 of additional capital in the JV entities The proceeds were used by the JV entities to fund $1,100 of capital expenditures.
On December 29, 2017, Prospect purchased additional company equity of NPRC through NPH for $10,000. NPRC utilized $200 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). On January 10, 2018, NPRC utilized $9,790 of proceeds provided by Prospect on December 29, 2017 to purchase a 92.5% interest in Steeplechase Holdings LLC. The remaining $10 was retained as working capital by NPRC. The minority interest holder purchased ownership interest in the JV for $794. The JV utilized the total proceeds, which included debt financing of $36,668, to acquire $44,500 of multi-family real estate assets. The remaining proceeds were used by the JV to pay $196 of structuring fees to NPRC, $986 of third party expenses, $370 of pre-funded capital expenditures, $911 of prepaid assets, and $289 was retained by the JV as working capital.
On January 26, 2018, Prospect purchased additional common equity of NPRC through NPH for $1,586. NPRC utilized the proceeds to purchase additional ownership interest in a JV that owns eight student housing properties for $1,585 and to pay $1 for legal services provided by attorneys at Prospect Administration. The proceeds were utilized by the JV entity to fund $1,585 of capital expenditures.
On March 1, 2018, Prospect exchanged $47,000 of ACLL Senior Secured Term Loan C for $47,000 of NPRC Senior Secured Term Loan E.
On March 19, 2018, Prospect exchanged $50,000 of ACLL Senior Secured Term Loan C for $50,000 of NPRC Senior Secured Term Loan E.
On March 29, 2018, Prospect purchased additional common equity of NPRC through NPH for $3,134. NPRC utilized $3,131 of the proceeds as a capital contribution in multiple JV entities that own nine multi-family properties and to pay $3 for legal services provided by attorneys at Prospect Administration. The minority interest holder also contributed $71 of additional capital in the JV entities. The proceeds were utilized by the JV entities to fund $3,202 of capital expenditures.
On March 29, 2018 Prospect exchanged $578 of ACLL Senior Secured Term Loan C and $14,274 of ACLLH Senior Secured Term Loan C for $14,852 of NPRC Senior Secured Term Loan E.
On March 30, 2018, Prospect purchased additional common equity of NPRC through NPH for $7,997. NPRC utilized $797 of the proceeds to fund the lender rate-lock deposit and initial deposits required under the purchase and sale agreement of a JV real estate transaction. NPRC utilized $200 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). On May 9, 2018, NPRC utilized the remaining $7,000 of proceeds and $159 of working capital to purchase a 61.4% interest in Forest Park Holdings, LLC. The minority interest holder purchased ownership interest in the JV for $5,000. The JV utilized the total proceeds, which included debt financing of $36,400, to acquire $45,505 of multi-family real estate assets. The remaining proceeds were used by the JV to pay $192 of structuring fees to NPRC, $1,184 of third party expenses, $1,168 of pre-funded capital expenditures, $1,011 of prepaid assets, and $296 was retained by the JV as working capital.
On March 30, 2018 Prospect contributed $48,832 to NPRC as an increase to the NPRC Senior Secured Term Loan E. On the same day, NPRC distributed $48,832 as a return of capital to Prospect.

On April 13, 2018, Prospect purchased additional common equity of NPRC through NPH for $8,256. NPRC utilized $8,255 of the proceeds as a capital contribution in a JV entity that own eight multi-family properties and $1 was retained by NPRC as working capital. The proceeds were utilized by the JV entities to fund $8,255 of capital expenditures.
On May 11, 2018, Prospect purchased additional common equity of NPRC through NPH for $3,343. NPRC utilized $3,342 of the proceeds as a capital contribution in multiple JV entities that own eight multi-family properties and $1 was retained by NPRC as working capital. The minority interest holder also contributed $270 of additional capital in the JV entities. The proceeds were utilized by the JV entities to fund $3,612 of capital expenditures.
On May 25, 2018, Prospect purchased additional common equity of NPRC through NPH for $24,507. NPRC utilized $490 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). On June 1, 2018, NPRC utilized $23,271 of proceeds provided by Prospect on May 25, 2018 to purchase a 92.5% interest in Olentangy Commons Holdings, LLC. The remaining $746 was retained as working capital by NPRC. The minority interest holder purchased ownership interest in the JV for $1,887. The JV utilized the total proceeds, which included debt financing of $92,876, to acquire $113,000 of multi-family real estate assets. The remaining proceeds were used by the JV to pay $465 of structuring fees to NPRC, $861 of third party expenses, $1,706 of pre-funded capital expenditures, $798 of prepaid assets, and $1,204 was retained by the JV as working capital.
On June 14, 2018, Prospect purchased additional common equity of NPRC through NPH for $3,192. NPRC utilized $3,190 of the proceeds as a capital contribution in multiple JV entities that own three multi-family properties and $2 was retained by NPRC as working capital. The proceeds were utilized by the JV entities to fund $3,190 of capital expenditures.
On June 29, 2018, Prospect purchased additional common equity of NPRC through NPH for $10,780. NPRC utilized $1,471 of the proceeds to fund the lender rate-lock deposit and initial deposits required under the purchase and sale agreement of a JV real estate transaction. NPRC utilized $216 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). The remaining $9,093 of proceeds were retained by NPRC to acquire a controlling interest in the JV real estate transaction.
During the year ended June 30, 2018, we provided $21,858 and $13,434 of debt and equity financing, respectively, to NPRC and its wholly-owned subsidiaries to support the online consumer loans and online consumer loan backed products. In addition, during the year ended June 30, 2018, we received partial repayments of $113,675 of our loans previously outstanding with NPRC and its wholly-owned subsidiaries and $10,403 as a return of capital on our equity investment in NPRC.
On July 19, 2018, Prospect purchased additional common equity of NPRC through NPH for $6,921. NPRC utilized $138 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). NPRC utilized $6,697 of proceeds provided by Prospect to purchase a 90% interest in Falling Creek Holdings LLC. The remaining $86 was retained as working capital by NPRC. The minority interest holder purchased ownership interest in the JV for $744. The JV utilized the total proceeds, which included debt financing of $19,335, to acquire a $25,000 multi-family real estate asset. The remaining proceeds were used by the JV to pay $134 of structuring fees to NPRC, $709 of third party expenses, $430 of prefunded capital expenditures, $312 of prepaid assets, and $191 was retained by the JV as working capital.

On September 20, 2018, Prospect purchased additional common equity of NPRC through NPH for $3,285. NPRC utilized $66 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). NPRC applied the remaining proceeds provided by Prospect to purchase $3,284 of additional ownership interest in a JV entity. The JV utilized the total proceeds, which included debt financing of $7,300, to acquire a $9,600 multi-family real estate asset. The remaining proceeds were used by the JV to pay $79 of structuring fees to NPRC, $277 of third party expenses, $20 of pre-funded capital expenditures, $482 of prepaid assets, and $126 was retained by the JV as working capital.

On October 19, 2018, Prospect purchased additional common equity of NPRC through NPH for $1,377. NPRC applied the proceeds to purchase $1,376 of additional ownership interest in multiple JV entities that own 9 multi-family properties and retained $1 as working capital. The minority interest holder also contributed $35 of additional capital in the JV entities. The proceeds were utilized by the JV entities to fund $1,411 of capital expenditures.

During the year ended June 30, 2019, we provided $10,206 of equity financing to NPRC for the acquisition of real estate properties and $1,377 of equity financing to NPRC to fund capital expenditures for existing real estate properties.

During the year ended June 30, 2019, we received partial repayments of $54,181 of our loans previously outstanding with NPRC and its wholly-owned subsidiary and $15,000 as a return of capital on our equity investment in NPRC.

Effective December 31, 2018, we amended and restated the terms of our credit agreement with NPRC. As part of the amendment, we increased our investment through a New Term Loan A Secured Note (“New TLA”) in the aggregate principal amount of $433,553 and a New Term Loan B Secured Note (“New TLB”) in the aggregate principal amount of $205,000. NPRC utilized a portion of the proceeds from the New TLA and New TLB to repay the previously outstanding Senior Secured Term Loan A and Senior Secured Term Loan E. The remaining proceeds of $140,351 were returned to us as a return of capital, reducing our equity investment in NPRC.

During the year ended June 30, 2019, we received $496 of an advisory fee related to the restructuring, which we recognized as other income.
The following dividends were declared and paid from NPRC to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2017	N/A
Year Ended June 30, 2018	$11,279
Year Ended June 30, 2019	21,000

All dividends were paid from earnings and profits of NPRC.

The following interest payments were accrued and paid by NPRC to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$60,707
Year Ended June 30, 2018	73,907
Year Ended June 30, 2019	75,249
Included above, the following payment-in-kind interest from NPRC was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	776
Year Ended June 30, 2019	—
The following interest income recognized had not yet been paid by NPRC to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$426
June 30, 2019	4,565
The following interest payments were accrued and paid by ACLLH to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$13,895
Year Ended June 30, 2018	13,305
Year Ended June 30, 2019	—
The following interest payments were accrued and paid by ACLL to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$7,940
Year Ended June 30, 2018	3,170
Year Ended June 30, 2019	—
The following prepayment penalty fees were paid from NPRC to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$2,235
Year Ended June 30, 2018	—
Year Ended June 30, 2019	—

The following net operating income/revenue interest payments were paid from NPRC to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2017	$5,532
Year Ended June 30, 2018	6,531
Year Ended June 30, 2019	4,255
The following residual profit interest payments were paid from NPRC to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	—
Year Ended June 30, 2019	14,570

The following structuring fees were paid from NPRC to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2017	$2,147
Year Ended June 30, 2018	2,303
Year Ended June 30, 2019	14,313
The following structuring fees were paid from ACLLH to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2017	$1,507
Year Ended June 30, 2018	—
Year Ended June 30, 2019	—
The following managerial assistance payments were paid from NPRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2017	$1,300
Year Ended June 30, 2018	1,700
Year Ended June 30, 2019	2,100
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$525
June 30, 2019	525
The following payments were paid from NPRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to NPRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2017	$6,241
Year Ended June 30, 2018	1,823
Year Ended June 30, 2019	454
The following amounts were due from NPRC to Prospect for reimbursement of expenses paid by Prospect on behalf of NPRC and included by Prospect within other receivables:

June 30, 2018	$286
June 30, 2019	32

Nationwide Loan Company LLC
Prospect owns 100% of the membership interests of Nationwide Acceptance Holdings LLC (“Nationwide Holdings”), a Consolidated Holding Company. Nationwide Holdings owns 93.79% of the equity of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC) (“Nationwide”), with members of Nationwide management owning the remaining 6.21% of the equity.
On August 31, 2016, Prospect made an additional $123 investment in the senior subordinated term loan to Nationwide. Prospect also made an additional equity investment totaling $92, increasing Prospect’s ownership in Nationwide to 94.48%.
On May 31, 2017, Prospect made an additional equity investment totaling $1,889, and Prospect’s ownership in Nationwide did not change.
On October 31, 2017, Prospect made an additional equity investment totaling $3,779, and Prospect’s ownership in Nationwide did not change.
The following dividends were declared and paid from Nationwide to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2017	$4,310
Year Ended June 30, 2018	—
Year Ended June 30, 2019	165
All dividends were paid from earnings and profits of Nationwide.
The following interest payments were accrued and paid from Nationwide to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$3,406
Year Ended June 30, 2018	3,485
Year Ended June 30, 2019	3,621
Included above, the following payment-in-kind interest from Nationwide was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	591
Year Ended June 30, 2019	1,206

The following managerial assistance payments were paid from Nationwide to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2017	$400
Year Ended June 30, 2018	400
Year Ended June 30, 2019	400
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$100
June 30, 2019	100

The following payments were paid from Nationwide to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Nationwide (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	46
Year Ended June 30, 2019	—
The following amounts were due from Nationwide to Prospect for reimbursement of expenses paid by Prospect on behalf of
Nationwide and included by Prospect within other receivables:

June 30, 2018	$—
June 30, 2019	4
The following amounts were due from Nationwide from Prospect for reimbursement of expenses paid by Nationwide on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2018	$15
June 30, 2019	—
NMMB, Inc.
Prospect owns 100% of the equity of NMMB Holdings, Inc. (“NMMB Holdings”), a Consolidated Holding Company. NMMB Holdings owns 94.10% and 91.52% of the fully-diluted equity of NMMB, Inc. (f/k/a NMMB Acquisition, Inc.) (“NMMB”) as of June 30, 2019 and June 30, 2018, with NMMB management owning the remaining equity. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”). Refuel Agency owns 100% of Armed Forces Communications, Inc. (“Armed Forces”). NMMB is an advertising media buying business.

The following amounts were paid from Armed Forces to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2017	$100
Year Ended June 30, 2018	1,999
Year Ended June 30, 2019	4,900
The following amounts were paid from NMMB to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	—
Year Ended June 30, 2019	600
The following interest payments were accrued and paid from NMMB to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$527
Year Ended June 30, 2018	526
Year Ended June 30, 2019	527
The following interest income recognized had not yet been paid by NMMB to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$1
June 30, 2019	4

The following interest payments were accrued and paid from Armed Forces to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$991
Year Ended June 30, 2018	929
Year Ended June 30, 2019	431
The following interest income recognized had not yet been paid by Armed Forces to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$2
June 30, 2019	—
The following managerial assistance payments were paid from NMMB to Prospect and subsequently remitted to Prospect
Administration (no income was recognized by Prospect):

Year Ended June 30, 2017	$213
Year Ended June 30, 2018	400
Year Ended June 30, 2019	400
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$100
June 30, 2019	100
The following managerial assistance recognized had not yet been paid by NMMB to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$1,288
June 30, 2019	—
The following amounts were due from NMMB to Prospect for reimbursement of expenses paid by Prospect on behalf of NMMB and were included by Prospect within other receivables:

June 30, 2018	$4
June 30, 2019	—
Pacific World Corporation
On May 29, 2018, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of Pacific World Corporation (“Pacific World”) and to appoint a new Board of Directors of Pacific World. As a result, as of June 30, 2018, Prospect’s investment in Pacific World is classified as a control investment.
On June 15, 2018, we made a $15,000 convertible preferred equity investment in Pacific World.
During the year ended June 30, 2019, we funded $9,000 in revolver draws and received $9,250 in repayments from Pacific World.

During the year ended June 30, 2019, we made an additional $10,000 convertible preferred equity investment in Pacific World.

The following amounts were paid from Pacific World to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	250
Year Ended June 30, 2019	9,250

Since assuming control, the following interest payments were accrued and paid from Pacific World to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	3,742
Year Ended June 30, 2019	3,762
The following interest income recognized had not yet been paid by Pacific World to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$270
June 30, 2019	—
The following amounts were due from Pacific World to Prospect for reimbursement of expenses paid by Prospect on behalf of
Pacific World and were included by Prospect within other receivables:

June 30, 2018	$—
June 30, 2019	46

R-V Industries, Inc.
Prospect owns 88.27% of the fully-diluted equity of R-V Industries, Inc. (“R-V”), with R-V management owning the remaining 11.73% of the equity. As of June 30, 2011, Prospect’s equity investment cost basis was $1,682 and $5,087 for warrants and common stock, respectively.
On December 24, 2016, Prospect exercised its warrant to purchase 200,000 common shares of R-V. Prospect recorded a realized gain of $172 from this redemption. Prospect’s ownership remains unchanged at 88.27%.
During the three months ended December 31, 2016, Prospect provided certain financial advisory services to R-V related to a possible transaction. Prospect recognized $124 in advisory fee income resulting from these services.
During the year ended June 30, 2017, cash distributions of $76 that were declared and paid from R-V to Prospect were recognized as a return of capital by Prospect.

The following dividends were declared and paid from R-V to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2017	$149
Year Ended June 30, 2018	—
Year Ended June 30, 2019	—
All dividends were paid from earnings and profits of R-V.
During the year ended June 30, 2017, cash distributions of $76 that were declared and paid from R-V to Prospect were recognized as a return of capital by Prospect.
The following interest payments were accrued and paid from R-V to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$2,877
Year Ended June 30, 2018	3,064
Year Ended June 30, 2019	3,295
The following interest income recognized had not yet been paid by R-V to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$18
June 30, 2019	9

The following managerial assistance payments were paid from R-V to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2017	$165
Year Ended June 30, 2018	180
Year Ended June 30, 2019	180
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$45
June 30, 2019	45
The following payments were paid from R-V to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to R-V (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2017	$29
Year Ended June 30, 2018	2
Year Ended June 30, 2019	1
The following amounts were due from R-V from Prospect for reimbursement of expenses paid by R-V on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2018	$11
June 30, 2019	—
SB Forging Company, Inc.
As of June 30, 2014, Prospect owned 79.53% of the fully-diluted common, 85.76% of the Series A Preferred and 100% of the Series B Preferred equity of ARRM Services, Inc. (f/k/a ARRM Holdings, Inc.) (“ARRM”). ARRM owned 100% of the equity of Ajax Rolled Ring & Machine, LLC (f/k/a Ajax Rolled Ring & Machine, Inc.) (“Ajax”). Ajax forges large seamless steel rings on two forging mills in the company’s York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.
The following payments were paid from SB Forging to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to SB Forging (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2017	$598
Year Ended June 30, 2018	—
Year Ended June 30, 2019	—
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)
Prospect owns 100% of the preferred equity of Gulf Coast Machine & Supply Company (“Gulf Coast”). Gulf Coast is a provider of value-added forging solutions to energy and industrial end markets.
During the year ended June 30, 2017, Prospect made additional investments of $8,750 in the first lien term loan to Gulf Coast to fund capital improvements to key forging equipment and other liquidity needs.
On June 3, 2017, Gulf Coast sold all of its assets to a third party, for total consideration of $10,250, including escrowed amounts. The proceeds from the sale were primarily used to repay a $6,115 third party revolving credit facility, and the remainder was used to pay other legal and administrative costs incurred by Gulfco. As no proceeds were allocated to Prospect, our debt and equity investment in Gulfco was written-off for tax purposes and we recorded a realized loss of $66,103. In June 2018, Gulfco received escrow proceeds of $2,050 related to the sale. On June 28, 2017, Gulf Coast was renamed to SB Forging Company II, Inc.

On November 14, 2017, we received proceeds of $1,363 from our insurance carrier related to our investment in Gulfco. The $1,363 reimbursed us for covered third-party legal expenses incurred and expensed in prior periods, for which we recorded the amount received as a reduction to our legal fees for the current period. Prospect Administration also received $1,430 from the insurance carrier related to covered legal services provided by Prospect Administration which was recorded as a reduction of allocation of overhead from Prospect Administration.

In June 2018, SB Forging Company II, Inc. received escrow proceeds of $2,050 related to the sale. The escrow proceeds and $154 of excess cash held at SB Forging Company II, Inc. were subsequently distributed and in connection with the liquidation of our investment, we recorded a realized gain of $2,204 in our Consolidated Statement of Operations during the year ended June 30, 2019.

The following amounts were paid from Gulf Coast to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2017	$3,022
Year Ended June 30, 2018	—
Year Ended June 30, 2019	—
The following payments were paid from Gulf Coast to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Gulf Coast (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2017	$503
Year Ended June 30, 2018	—
Year Ended June 30, 2019	—

Universal Turbine Parts, LLC

On December 10, 2018, UTP Holdings Group, Inc. (“UTP Holdings”) purchased all of the voting stock of Universal Turbine Parts, LLC (“UTP”) and appointed a new Board of Directors to UTP Holdings, consisting of three employees of the Investment Advisor. At the time UTP Holdings acquired UTP, UTP Holdings (f/k/a Harbortouch Holdings of Delaware) was a wholly-owned holding company controlled by Prospect and therefore Prospect’s investment in UTP is classified as a control investment.

After assuming control, the following amounts were paid from UTP to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2017	N/A
Year Ended June 30, 2018	N/A
Year Ended June 30, 2019	$488
After assuming control, the following interest payments were accrued and paid from UTP to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	N/A
Year Ended June 30, 2018	N/A
Year Ended June 30, 2019	$1,970

The following managerial assistance payments were paid from UTP to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2017	N/A
Year Ended June 30, 2018	N/A
Year Ended June 30, 2019	$3
The following managerial assistance recognized had not yet been paid by UTP to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

Year Ended June 30, 2017	N/A
Year Ended June 30, 2018	N/A
Year Ended June 30, 2019	$3

The following amounts were due from UTP from Prospect for reimbursement of expenses paid by UTP on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2018	$—
June 30, 2019	1
USES Corp.
On June 15, 2016, we provided additional $1,300 debt financing to USES Corp. (“USES”) and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 99,900 shares of its common stock.  On June 29, 2016, we provided additional $2,200 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 169,062 shares of its common stock.  As a result of such debt financing and recapitalization, as of June 29, 2016, we held 268,962 shares of USES common stock representing a 99.96% common equity ownership interest in USES. As such, USES became a controlled company on June 30, 2016.

During the year ended June 30, 2017, Prospect provided additional $2,599 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt.

During the year ended June 30, 2018, Prospect provided additional $3,000 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt.

During the year ended June 30, 2018, we entered into a participation agreement with USES management, and sold $3 of Prospect’s investment in the Term Loan A debt.

During the year ended June 30, 2019, Prospect provided additional $3,500 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt.

The following managerial assistance recognized had not yet been paid by USES to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$625
June 30, 2019	925
Valley Electric Company, Inc.
Prospect owns 100% of the common stock of Valley Electric Holdings I, Inc. (“Valley Holdings I”), a Consolidated Holding Company. Valley Holdings I owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), a Consolidated Holding Company. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”), with Valley Electric management owning the remaining 5.01% of the equity. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”), a leading provider of specialty electrical services in the state of Washington and among the top 50 electrical contractors in the United States.

During the year ended June 30, 2019, Prospect provided $5,100 of additional debt financing to Valley Electric.

The following dividends were declared and paid from Valley Electric to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	—
Year Ended June 30, 2019	12,962

The following interest payments were accrued and paid from Valley Electric to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$4,518
Year Ended June 30, 2018	4,861
Year Ended June 30, 2019	5,766
Included above, the following payment-in-kind interest from Valley Electric was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2017	$1,822
Year Ended June 30, 2018	2,157
Year Ended June 30, 2019	421
The following interest income recognized had not yet been paid by Valley Electric to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$14
June 30, 2019	17
The following interest payments were accrued and paid from Valley to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2017	$1,111
Year Ended June 30, 2018	1,110
Year Ended June 30, 2019	1,111
The following interest income recognized had not yet been paid by Valley to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$3
June 30, 2019	—
The following net operating income interest payments were paid from Valley Electric to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	—
Year Ended June 30, 2019	647
The following structuring fees were paid from Valley Electric to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2017	$—
Year Ended June 30, 2018	—
Year Ended June 30, 2019	153

The following managerial assistance payments were paid from Valley to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2017	$300
Year Ended June 30, 2018	5
Year Ended June 30, 2019	525

The following managerial assistance payments received by Valley had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$75
June 30, 2019	150
The following amounts were due from Valley to Prospect for reimbursement of expenses paid by Prospect on behalf of Valley and were included by Prospect within other receivables:

June 30, 2018	$3
June 30, 2019	9
Wolf Energy, LLC
Prospect owns 100% of the equity of Wolf Energy Holdings Inc. (“Wolf Energy Holdings”), a Consolidated Holding Company. Wolf Energy Holdings owns 100% of each of Appalachian Energy LLC (f/k/a Appalachian Energy Holdings, LLC) (“AEH”); Coalbed, LLC (“Coalbed”); and Wolf Energy, LLC (“Wolf Energy”). AEH owns 100% of C&S Operating, LLC.
Wolf Energy Holdings is a holding company formed to hold 100% of the outstanding membership interests of each of AEH and Coalbed. The membership interests and associated operating company debt of AEH and Coalbed, which were previously owned by Manx Energy, Inc. (“Manx”), were assigned to Wolf Energy Holdings effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. On June 30, 2012, AEH and Coalbed loans with a cost basis of $7,991 were assigned by Prospect to Wolf Energy Holdings from Manx.
On March 14, 2017, $22,145 of assets previously held by Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) were assigned to Wolf Energy Services Company, LLC, (“Wolf Energy Services”) a wholly-owned subsidiary of Wolf Energy Holdings. During the three months ended March 31, 2017, Wolf Energy Services received $2,768 from the partial sale of these transferred assets. During the three months ended June 30, 2017 Wolf Energy Services received $12,576 from the sale of assets.
During the year ended June 30, 2018 Wolf Energy Services received $3,009 from the sale of assets.
On December 29, 2017, we entered into a fee agreement with Wolf Energy Services Company, LLC (“Wolf”), for services requird to locate, inventory, foreclose, and liquidate assets that were transferred from Ark-La-Tex to Wolf. Per the agreement, we will receive a fee equal to 8.0% of gross liquidation proceeds in the event aggregate liquidation gross proceeds exceed $19,000 (currently $18,500). During the three months ended March 31, 2018, we received $1,220 in liquidation fees, net of third-party transaction costs, which is reflected as other income on our accompanying Consolidated Statement of Operations.
During the year ended June 30, 2019, Wolf Energy Services received $104 from the sale of assets.

The following managerial assistance payments were paid from Wolf Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2017	$41
Year Ended June 30, 2018	14
Year Ended June 30, 2019	14

The following managerial assistance recognized had not yet been paid by Wolf Energy to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$41
June 30, 2019	41
The following payments were paid from Wolf Energy to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Wolf Energy (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2017	$243
Year Ended June 30, 2018	—
Year Ended June 30, 2019	—
Note 15. Litigation
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters as may arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any material legal proceedings as of June 30, 2019.
Note 16. Financial Highlights
The following is a schedule of financial highlights for each of the five years ended in the period ended June 30, 2019:

	Year Ended June 30,
	2019	2018	2017		2016	2015
Per Share Data
Net asset value at beginning of year	$9.35	$9.32	$9.62		$10.31	$10.56
Net investment income(1)	0.85	0.79	0.85		1.04	1.03
Net realized and change in unrealized (losses) gains(1)	(0.46)	0.04	(0.15)		(0.75)	(0.05)
Net increase from operations	0.39	0.83	0.70		0.29	0.98
Distributions of net investment income	(0.72)	(0.77)	(1.00)		(1.00)	(1.19)
Common stock transactions(2)	(0.01)	(0.03)	—	(4)	0.02	(0.04)
Net asset value at end of year	$9.01	$9.35	$9.32		$9.62	$10.31

Per share market value at end of year	$6.53	$6.71	$8.12		$7.82	$7.37
Total return based on market value(3)	8.23%	(7.42%)	16.80%		21.84%	(20.84%)
Total return based on net asset value(3)	7.17%	12.39%	8.98%		7.15%	11.47%
Shares of common stock outstanding at end of year	367,131,025	364,409,938	360,076,933		357,107,231	359,090,759
Weighted average shares of common stock outstanding	365,984,541	361,456,075	358,841,714		356,134,297	353,648,522

Ratios/Supplemental Data
Net assets at end of year	$3,306,275	$3,407,047	$3,354,952		$3,435,917	$3,703,049
Portfolio turnover rate	10.86%	30.70%	23.65%		15.98%	21.89%
Ratio of operating expenses to average net assets	11.65%	11.08%	11.57%		11.95%	11.66%
Ratio of net investment income to average net assets	9.32%	8.57%	8.96%		10.54%	9.87%

(1)	Per share data amount is based on the weighted average number of common shares outstanding for the year presented (except for dividends to shareholders which is based on actual rate per share).

(2)
Common stock transactions include the effect of our issuance of common stock in public offerings (net of underwriting and offering costs), shares issued in connection with our dividend reinvestment plan, shares issued to acquire investments and shares repurchased below net asset value pursuant to our Repurchase Program.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

(4)	Amount is less than $0.01.
Note 17. Selected Quarterly Financial Data (Unaudited)
The following table sets forth selected financial data for each quarter within the three years ended June 30, 2019.

	Investment Income		Net Investment Income		Net Realized and Unrealized (Losses) Gains			Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)		Total	Per Share(1)
September 30, 2016	$179,832	$0.50	$78,919	$0.22	$2,447	$0.01		$81,366	$0.23
December 31, 2016	183,480	0.51	84,405	0.24	16,475	0.04		100,880	0.28
March 31, 2017	171,032	0.48	73,080	0.20	(53,588)	(0.15)		19,492	0.05
June 30, 2017	166,702	0.46	69,678	0.19	(18,510)	(0.05)		51,168	0.14

September 30, 2017	$158,579	$0.44	$63,732	$0.18	$(51,759)	$(0.15)		$11,973	$0.03
December 31, 2017	162,400	0.45	73,192	0.20	48,535	0.14		121,727	0.34
March 31, 2018	162,835	0.45	70,446	0.19	(18,587)	(0.04)		51,859	0.14
June 30, 2018	174,031	0.48	79,480	0.22	34,823	0.09		114,304	0.31

September 30, 2018	$180,422	$0.49	$85,159	$0.23	$(1,364)	$—	(2)	$83,795	$0.23
December 31, 2018	187,883	0.51	80,811	0.22	(148,200)	(0.40)		(67,389)	(0.18)
March 31, 2019	171,109	0.47	77,262	0.21	11,933	0.03		89,195	0.24
June 30, 2019	164,353	0.45	69,627	0.19	(30,741)	(0.08)		38,886	0.11

(1)
Per share amounts are calculated using the weighted average number of common shares outstanding for the period presented. As such, the sum of the quarterly per share amounts above will not necessarily equal the per share amounts for the fiscal year.

(2)	Amount is less than $0.01.
Note 18. Subsequent Events
On July 2, 2019, Agamatrix, Inc. fully repaid the $33,673 Senior Secured Term Loan receivable to us at par.
On July 2, 2019, SCS Merger Sub, Inc. fully repaid the $20,000 Second Lien Term Loan receivable to us at par.
On July 15, 2019 we redeemed $41,031 of our Prospect Capital InterNotes® at par maturing between January 15, 2020 and January 15, 2022, with a weighted average rate of 5.14%. On August 15, 2019, we redeemed an additional $48,712 of our Prospect Capital InterNotes® at par maturing between February 15, 2021 and February 15, 2022, with a weighted average rate of 5.30%.
On July 16, 2019, we sold $16,000, or 8.39%, of the outstanding principal balance of the senior secured note investment in Broder Bros., Co.
During the period from July 19, 2019 through July 22, 2019, Mobile Posse, Inc. fully repaid the $20,500 First Lien Term Loan receivable to us at par.
On July 22, 2019, we received a partial repayment of $22,000 of our Senior Secured Term Loan B outstanding with NPRC and its wholly-owned subsidiaries.

On June 28, 2019, we commenced a tender offer to purchase for cash any and all of the $224,114 aggregate principal amount outstanding of our 4.75% Senior Convertible Notes due 2020 (the “June Tender Offer”). The June Tender Offer expired at 12:00 midnight, New York City time, on July 27, 2019 (one minute after 11:59 p.m., New York City time, on July 26, 2019). On July 29, 2019, we announced the expiration and final results of the June Tender Offer. As of the expiration of the June Tender Offer, $32,948 aggregate principal amount of the Notes, representing approximately 14.70% of the outstanding Notes, were validly tendered and not validly withdrawn pursuant to the Tender Offer.
On July 30, 2019, Turning Point Brands, Inc. fully repaid the $14,500 Second Lien Term Loan receivable to us at par.
We have provided notice to call on August 9, 2019, with settlement on September 15, 2019, $54,237 of our Prospect Capital InterNotes® at par maturing between March 15, 2021 and March 15, 2022, with a weighted average rate of 5.33%.
On August 12, 2019, Janus International Group, LLC. fully repaid the $20,000 Second Lien Term Loan receivable to us at par.
On August 12, 2019, we commenced a tender offer to purchase for cash up to $60,000 aggregate principal amount of our 4.75% Senior Convertible Notes due 2020 (the “August Tender Offer”), of which $191,166 aggregate principal amount is outstanding following the June Tender Offer. The August Tender Offer will expire at 12:00 midnight, New York City time, on September 10, 2019 (one minute after 11:59 p.m., New York City time, on September 9, 2019), or any other date and time to which the Company extends such Tender Offer (such date and time, as it may be extended, the “Expiration Date”).

On August 21, 2019, we made a new $10,000 first lien term loan investment in Global Tel*Link Corporation. On August 22, 2019, we made a $10,720 second lien term loan follow-on investment in Global Tel*Link Corporation.

During the period from July 1, 2019 through August 27, 2019, we issued $75,230 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $73,902.
On August 27, 2019, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for September 2019 to holders of record on September 30, 2019 with a payment date of October 24, 2019.

•	$0.06 per share for October 2019 to holders of record on October 31, 2019 with a payment date of November 20, 2019.

PROSPECTUS

September 16, 2019

Incapital LLC
Citigroup
RBC Capital Markets

Filed pursuant to Rule 497
File No. 333-232998

PROSPECT CAPITAL CORPORATION
Prospect Capital InterNotes®

Supplement No. 1 dated November 8, 2019
to
Prospectus dated September 16, 2019

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of Prospect Capital Corporation, dated September 16, 2019, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).
You should carefully consider the “Risk Factors” beginning on page 11 of the Prospectus before you decide to invest in our Prospect Capital InterNotes®.
Status of Offering
Since commencing our offering, on a continuous basis, pursuant to the Prospectus of up to $500,000,000 of our Prospect Capital InterNotes®, or the “notes,” and through November 7, 2019, we have issued approximately $41,499,000 aggregate principal amount of notes for net proceeds of approximately $40,783,685. We have, from time to time, repurchased certain notes and, therefore, as of November 8, 2019, $648,916,000 aggregate principal amount of notes were outstanding.
Recent Developments
On November 7, 2019, we commenced a tender offer to purchase for cash (i) up to $10.0 million aggregate principal amount of our 4.75% Senior Convertible Notes due 2020 (the “November 2020 Tender Offer”) of which $175.4 million aggregate principal amount is currently outstanding, and (ii) up to $50.0 million aggregate principal amount of our 4.95% Senior Convertible Notes due 2022 (the “November 2022 Tender Offer”, and together with the November 2020 Tender Offer, the “November Tender Offers”), of which $305.6 million aggregate principal amount is currently outstanding. The November Tender Offers will each expire at 12:00 midnight, New York City time, on December 7, 2019 (one minute after 11:59 p.m. New York City time, on December 6, 2019), or any other date and time to which the Company extends such Tender Offer.
Filing of Form 10-Q
On November 6, 2019, we filed our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 with the U.S. Securities and Exchange Commission, or the SEC. We have attached the Form 10-Q to this supplement as Annex A.

Annex A

Our Form 10-Q for the quarter ended September 30, 2019 is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended September 30, 2019
OR
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
 Commission File Number: 814-00659
PROSPECT CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	43-2048643
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
10 East 40th Street, 42nd Floor
New York, New York	10016
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (212) 448-0702

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐
Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☐    No ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☐
Emerging growth company ☐
(Do not check if a smaller reporting company)
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐    No ☒
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
6.25% Notes due 2024, par value $25	PBB	New York Stock Exchange
6.25% Notes due 2028, par value $25	PBY	New York Stock Exchange
6.875% Notes due 2029, par value $25	PBC	New York Stock Exchange

As of November 5, 2019, there were 367,426,948 shares of the registrant’s common stock, $0.001 par value per share, outstanding.

FORWARD-LOOKING STATEMENTS
This report contains information that may constitute “forward-looking statements.” Generally, the words “believe,” “expect,”
“intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future—including statements relating to volume growth and earnings per share growth, and statements expressing general views about future operating results—are forward-looking statements. Management believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in Part II, “Item 1A. Risk Factors” and elsewhere in this report and in our Annual Report on Form 10-K for the year ended June 30, 2019, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

3

PART I
Item 1. Financial Statements
PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	September 30, 2019	June 30, 2019

	(Unaudited)	(Audited)
Assets
Investments at fair value:
Control investments (amortized cost of $2,346,633 and $2,385,806, respectively)	$2,397,730	$2,475,924
Affiliate investments (amortized cost of $156,177 and $177,616, respectively)	73,263	76,682
Non-control/non-affiliate investments (amortized cost of $3,274,957 and $3,368,880, respectively)	2,979,567	3,100,947
Total investments at fair value (amortized cost of $5,777,767 and $5,932,302, respectively)	5,450,560	5,653,553
Cash	106,174	107,098
Receivables for:
Interest, net	12,526	26,504
Other	200	3,326
Deferred financing costs on Revolving Credit Facility (Note 4)	10,745	8,529
Due from broker	4,121	—
Prepaid expenses	772	1,053
Total Assets	5,585,098	5,800,063
Liabilities
Revolving Credit Facility (Notes 4 and 8)	108,000	167,000
Public Notes (less unamortized discount and debt issuance costs of $13,373 and $13,826, respectively) (Notes 6 and 8)	781,001	780,548
Convertible Notes (less unamortized debt issuance costs of $12,618 and $13,867, respectively) (Notes 5 and 8)	694,701	739,997
Prospect Capital InterNotes® (less unamortized debt issuance costs of $12,561 and $12,349, respectively) (Notes 7 and 8)	644,814	695,350
Due to Prospect Capital Management (Note 13)	46,228	46,525
Interest payable	22,364	34,104
Dividends payable	22,042	22,028
Accrued expenses	4,688	5,414
Due to Prospect Administration (Note 13)	511	1,885
Other liabilities	976	937
Total Liabilities	2,325,325	2,493,788
Commitments and Contingencies (Note 3)
Net Assets	$3,259,773	$3,306,275

Components of Net Assets
Common stock, par value $0.001 per share (1,000,000,000 common shares authorized; 367,363,872 and 367,131,025 issued and outstanding, respectively) (Note 9)	$367	$367
Paid-in capital in excess of par (Note 9)	4,041,338	4,039,872
Total distributable earnings (loss)	(781,932)	(733,964)
Net Assets	$3,259,773	$3,306,275
Net Asset Value Per Share (Note 16)	$8.87	$9.01
See notes to consolidated financial statements.
4

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,
	2019	2018
Investment Income
Interest income:
Control investments	$50,866	$56,454
Affiliate investments	239	227
Non-control/non-affiliate investments	61,950	68,609
Structured credit securities	32,901	34,152
Total interest income	145,956	159,442
Dividend income:
Control investments	3,800	14,665
Non-control/non-affiliate investments	454	262
Total dividend income	4,254	14,927
Other income:
Control investments	11,383	2,791
Non-control/non-affiliate investments	290	3,262
Total other income (Note 10)	11,673	6,053
Total Investment Income	161,883	180,422
Operating Expenses
Base management fee (Note 13)	28,463	29,957
Income incentive fee (Note 13)	17,765	21,290
Interest and credit facility expenses	38,898	37,908
Allocation of overhead from Prospect Administration (Note 13)	3,494	3,365
Audit, compliance and tax related fees	375	393
Directors’ fees	113	79
Other general and administrative expenses	1,715	2,271
Total Operating Expenses	90,823	95,263
Net Investment Income	71,060	85,159
Net Realized and Net Change in Unrealized (Losses) Gains from Investments
Net realized (losses) gains
Control investments	—	1
Non-control/non-affiliate investments	(2,198)	1,040
Net realized (losses) gains	(2,198)	1,041
Net change in unrealized (losses) gains
Control investments	(39,021)	51,918
Affiliate investments	18,020	(13,755)
Non-control/non-affiliate investments	(27,458)	(37,114)
Net change in unrealized (losses) gains	(48,459)	1,049
Net Realized and Net Change in Unrealized (Losses) Gains from Investments	(50,657)	2,090
Net realized losses on extinguishment of debt	(2,338)	(3,454)
Net Increase in Net Assets Resulting from Operations	$18,065	$83,795
Net increase in net assets resulting from operations per share	$0.05	$0.23
Dividends declared per share	$(0.18)	$(0.18)

See notes to consolidated financial statements.
5

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands, except share data)
(Unaudited)

	Common Stock
Three Months Ended September 30, 2018 (Unaudited)	Shares	Par	Paid-in capital in excess of par	Distributable earnings (loss)(1)	Total Net Assets
Balance as of June 30, 2018	364,409,938	$364	$4,021,541	$(614,858)	$3,407,047
Net Increase in Net Assets resulting from Operations:
Net investment income				85,159	85,159
Net realized losses				(2,413)	(2,413)
Net change in unrealized gain				1,049	1,049
Distributions to Shareholders					—
Distributions from earnings				(65,694)	(65,694)
Shares issued through reinvestment of dividends	815,201	1	5,795		5,796
Tax reclassifications of net assets (Note 12)			(31)	31	—
Total increase (decrease) for the three months ended September 30, 2018	815,201	1	5,764	18,132	23,897
Balance as of September 30, 2018	365,225,139	$365	$4,027,305	$(596,726)	$3,430,944

	Common Stock
Three Months Ended September 30, 2019 (Unaudited)	Shares	Par	Paid-in capital in excess of par	Distributable earnings (loss)	Total Net Assets
Balance as of June 30, 2019	367,131,025	$367	$4,039,872	$(733,964)	$3,306,275
Net Increase in Net Assets resulting from Operations:
Net investment income				71,060	71,060
Net realized losses				(4,536)	(4,536)
Net change in unrealized losses				(48,459)	(48,459)
Distributions to Shareholders					—
Distributions from earnings				(66,111)	(66,111)
Shares issued through reinvestment of dividends	232,847	—	1,544		1,544
Tax reclassifications of net assets (Note 12)			(78)	78	—
Total increase (decrease) for the three months ended September 30, 2019	232,847	—	1,466	(47,968)	(46,502)
Balance as of September 30, 2019	367,363,872	$367	$4,041,338	$(781,932)	$3,259,773

(1) See Note 2. Significant Accounting Policies and Recent Accounting Updates.

See notes to consolidated financial statements.
6

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except share data)
(Unaudited)

	Three Months Ended September 30,
	2019	2018
Operating Activities
Net increase in net assets resulting from operations	$18,065	$83,795
Net realized losses on extinguishment of debt	2,338	3,454
Net realized losses (gains) on investments	2,198	(1,041)
Net change in net unrealized losses (gains) on investments	48,459	(1,049)
Amortization of discounts (accretion of premiums), net	1,704	(7,839)
Accretion of discount on Public Notes (Note 6)	254	131
Amortization of deferred financing costs	2,241	2,716
Payment-in-kind interest	(14,498)	(9,325)
Structuring fees	(612)	(2,854)
Change in operating assets and liabilities:
Payments for purchases of investments	(79,430)	(242,463)
Proceeds from sale of investments and collection of investment principal	245,173	55,166
Decrease in due to broker	—	(6,159)
(Decrease) increase in due to Prospect Capital Management	(297)	2,282
Decrease (increase) in interest receivable, net	13,978	(3,733)
Decrease in interest payable	(11,740)	(6,376)
Decrease in accrued expenses	(726)	(891)
Increase in due from broker	(4,121)	(99,805)
Increase in other liabilities	39	629
Decrease in other receivables	3,126	508
Increase in due from affiliate	—	(5,800)
Decrease in prepaid expenses	281	36
(Decrease) Increase in due to Prospect Administration	(1,374)	184
Net Cash Provided by (Used in) Operating Activities	225,058	(238,434)
Financing Activities
Borrowings under Revolving Credit Facility (Note 4)	211,000	436,000
Principal payments under Revolving Credit Facility (Note 4)	(270,000)	(69,000)
Issuances of Public Notes, net of original issue discount (Note 6)	—	125,644
Redemptions of Public Notes (Note 6)	—	(153,536)
Redemptions of Convertible Notes, net (Note 5)	(47,016)	—
Issuances of Prospect Capital InterNotes® (Note 7)	95,135	39,757
Redemptions of Prospect Capital InterNotes®, net (Note 7)	(145,459)	(31,794)
Financing costs paid and deferred	(5,088)	(12,494)
Dividends paid	(64,554)	(59,849)
Net Cash (Used in) Provided by Financing Activities	(225,982)	274,728
Net (Decrease) Increase in Cash	(924)	36,294
Cash at beginning of period	107,098	83,758
Cash at End of Period	$106,174	$120,052
Supplemental Disclosures
Cash paid for interest	$48,143	$41,437
Non-Cash Financing Activities
Value of shares issued through reinvestment of dividends	$1,544	$5,796
Cost basis of investments written off as worthless	$2,420	$—

See notes to consolidated financial statements.
7

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS
(in thousands, except share data)

				September 30, 2019 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

Control Investments (greater than 25.00% voting control)(49)

CP Energy Services Inc.(20)	Energy Equipment & Services	Senior Secured Term Loan (13.11% (LIBOR + 11.00% with 1.00% LIBOR floor), due 12/29/2022)(11)	10/1/2017	$35,048	$35,048	$35,048	1.1%
		Senior Secured Term Loan A to Spartan Energy Services, Inc. (10.04% (LIBOR + 8.00% with 1.00% LIBOR floor), due 12/31/2022)(13)	10/20/2014	13,156	13,156	13,156	0.4%
		Senior Secured Term Loan B to Spartan Energy Services, Inc. (16.04% PIK (LIBOR + 14.00% with 1.00% LIBOR floor), due 12/31/2022)(13)(46)	10/20/2014	22,440	22,440	22,440	0.7%
		Series B Convertible Preferred Stock (16.00%, 790 shares)(16)	10/30/2015		63,225	56,293	1.7%
		Common Stock (102,924 shares)(16)	8/2/2013		81,203	2,816	0.1%
					215,072	129,753	4.0%
Credit Central Loan Company, LLC(21)	Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2024)(14)(46)	12/28/2012	56,862	53,616	56,862	1.8%
		Class A Units (14,867,312 units)(14)(16)	12/28/2012		19,331	21,219	0.7%
		Net Revenues Interest (25% of Net Revenues)(14)(16)	1/28/2015		—	—	—%
					72,947	78,081	2.5%
Echelon Transportation, LLC	Aerospace & Defense	Senior Secured Term Loan (11.99% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(13)(46)	3/31/2014	39,917	39,917	39,917	1.2%
		Senior Secured Term Loan (11.24% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.00% PIK, due 12/7/2024)(13)(46)	12/9/2016	19,198	19,198	19,198	0.6%
		Membership Interest (100%)(16)	3/31/2014		22,738	31,279	1.0%
					81,853	90,394	2.8%
First Tower Finance Company LLC(23)	Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 10.50% PIK, due 6/24/2024)(14)(46)	6/24/2014	278,043	278,043	278,043	8.5%
		Class A Units (95,709,910 units)(14)(16)	6/14/2012		81,146	218,976	6.7%
					359,189	497,019	15.2%
Freedom Marine Solutions, LLC(24)	Energy Equipment & Services	Membership Interest (100%)(16)	11/9/2006		43,892	14,920	0.5%
					43,892	14,920	0.5%
InterDent, Inc.(29)	Health Care Providers & Services	Senior Secured Term Loan A/B (7.10% (LIBOR + 5.05% with 0.75% LIBOR floor), due 9/5/2020)(13)	8/1/2018	14,000	14,000	14,000	0.4%
		Senior Secured Term Loan A (7.55% (LIBOR + 5.50% with 0.75% LIBOR floor), due 9/5/2020)(13)	8/3/2012	77,994	77,994	77,994	2.4%
		Senior Secured Term Loan B (10.00% PIK, due 9/5/2020)(46)	8/3/2012	119,143	119,143	114,888	3.5%
		Senior Secured Term Loan C (18.00% PIK, in non-accrual status effective 10/1/2018, due 9/5/2020)	3/22/2018	42,794	35,766	—	—%
		Senior Secured Term Loan D (1.00% PIK, in non-accrual status effective 10/1/2018, due 9/5/2020)	9/19/2018	5,052	5,001	—	—%
		Common Stock (99,900 shares)(16)	5/3/2019		1	—	—%
					251,905	206,882	6.3%

See notes to consolidated financial statements.
8

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2019 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

Control Investments (greater than 25.00% voting control)(49)

KRPR, LLC	Diversified Consumer Services	Membership Interest (100%)(16)	8/26/2019		$2,350	$4,502	0.1%
					2,350	4,502	0.1%
MITY, Inc.(25)	Commercial Services & Supplies	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 1/30/2020)(3)(11)	9/19/2013	$26,250	26,250	26,250	0.8%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 6/30/2020)(3)(11)(46)	9/19/2013	30,599	30,599	21,114	0.7%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due 1/1/2028)(14)	9/19/2013	5,568	6,772	—	—%
		Common Stock (42,053 shares)(16)	9/19/2013		6,849	—	—%
					70,470	47,364	1.5%
National Property REIT Corp.(26)	Equity Real Estate Investment Trusts (REITs) / Online Lending	Senior Secured Term Loan A (6.50% (LIBOR + 3.50% with 3.00% LIBOR floor) plus 5.00% PIK, due 12/31/2023)(11)(46)	12/31/2018	433,553	433,553	433,553	13.3%
		Senior Secured Term Loan B (5.00% (LIBOR + 2.00% with 3.00% LIBOR floor) plus 5.50% PIK, due 12/31/2023)(11)(46)	12/31/2018	111,317	111,317	111,317	3.4%
		Residual Profit Interest (8.33% of Residual Profit)	12/31/2018		—	35,162	1.1%
		Common Stock (3,110,101 shares)(52)	12/31/2013		163,836	388,950	11.9%
					708,706	968,982	29.7%
Nationwide Loan Company LLC(27)	Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2020)(14)(46)	6/18/2014	18,932	18,932	18,932	0.6%
		Class A Units (32,456,159 units)(14)	1/31/2013		21,962	16,976	0.5%
					40,894	35,908	1.1%
NMMB, Inc.(28)	Media	Senior Secured Note (14.00%, due 5/6/2021)(3)	5/6/2011	1,614	1,614	1,614	—%
		Series A Preferred Stock (7,200 shares)(16)	5/6/2011		7,200	12,539	0.4%
		Series B Preferred Stock (5,669 shares)(16)	5/6/2011		5,669	9,872	0.3%
					14,483	24,025	0.7%
Pacific World Corporation(40)	Personal Products	Revolving Line of Credit – $26,000 Commitment (9.30% (LIBOR + 7.25% with 1.00% LIBOR floor), due 9/26/2020)(13)(15)	9/26/2014	20,825	20,825	20,825	0.6%
		Senior Secured Term Loan A (7.30% PIK (LIBOR + 5.25% with 1.00% LIBOR floor), in non-accrual status effective 10/24/2018, due 9/26/2020)(13)	12/31/2014	103,182	96,000	79,620	2.5%
		Senior Secured Term Loan B (11.30% PIK (LIBOR + 9.25% with 1.00% LIBOR floor), in non-accrual status effective 5/21/2018, due 9/26/2020)(13)	12/31/2014	113,457	96,500	—	—%
		Convertible Preferred Equity (179,998 shares)(16)	6/15/2018		27,000	—	—%
		Common Stock (6,778,414 shares)(16)	9/29/2017		—	—	—%
					240,325	100,445	3.1%
R-V Industries, Inc.	Machinery	Senior Subordinated Note (11.11% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/31/2022)(3)(11)	6/12/2013	28,622	28,622	28,622	0.9%
		Common Stock (745,107 shares)(16)	6/26/2007		6,866	6,801	0.2%
					35,488	35,423	1.1%

See notes to consolidated financial statements.
9

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2019 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

Control Investments (greater than 25.00% voting control)(49)

Universal Turbine Parts, LLC(34)	Trading Companies & Distributors	Delayed Draw Term Loan – $5,000 Commitment (10.25% (LIBOR + 7.75% with 2.50% LIBOR floor), due 9/30/2020)(13)(15)	2/28/2019	$—	$—	$—	—%
		Senior Secured Term Loan A (7.86% (LIBOR + 5.75% with 1.00% LIBOR floor), due 7/22/2021)(11)	7/22/2016	30,550	30,550	26,850	0.8%
		Senior Secured Term Loan B (13.86% PIK (LIBOR + 11.75% with 1.00% LIBOR floor), in non-accrual status effective 7/1/2018, due 7/22/2021)(11)	7/22/2016	38,789	32,500	—	—%
		Common Stock (10,000 units)(16)	12/10/2018		—	—	—%
					63,050	26,850	0.8%
USES Corp.(30)	Commercial Services & Supplies	Senior Secured Term Loan A (9.00% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	3/31/2014	47,007	36,601	15,090	0.5%
		Senior Secured Term Loan B (15.50% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	3/31/2014	58,952	35,568	—	—%
		Common Stock (268,962 shares)(16)	6/15/2016		—	—	—%
					72,169	15,090	0.5%
Valley Electric Company, Inc.(31)	Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2024)(3)(11)(46)	12/31/2012	10,430	10,430	10,430	0.3%
		Senior Secured Note (10.00% plus 10.00% PIK, due 6/23/2024)(46)	6/24/2014	33,301	33,301	33,301	1.0%
		Consolidated Revenue Interest (2.0%)(38)	6/22/2018		—	2,921	0.1%
		Common Stock (50,000 shares)	12/31/2012		26,204	75,422	2.3%
					69,935	122,074	3.7%
Wolf Energy, LLC(32)	Energy Equipment & Services	Membership Interest (100%)(16)	7/1/2014		—	—	—%
		Membership Interest in Wolf Energy Services Company, LLC (100%)(16)	3/14/2017		3,905	—	—%
		Net Profits Interest (8% of Equity Distributions)(4)(16)	4/15/2013		—	18	—%
					3,905	18	—%
Total Control Investments					$2,346,633	$2,397,730	73.6%

See notes to consolidated financial statements.
10

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2019 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

Affiliate Investments (5.00% to 24.99% voting control)(48)

Edmentum Ultimate Holdings, LLC(22)	Diversified Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00% PIK, due 12/9/2021)(15)(46)	6/9/2015	$6,070	$6,070	$6,070	0.2%
		Unsecured Senior PIK Note (8.50% PIK, due 12/9/2021)(46)	6/9/2015	8,367	8,367	8,367	0.3%
		Unsecured Junior PIK Note (10.00% PIK, in non-accrual status effective 1/1/2017, due 12/9/2021)	6/9/2015	39,931	23,829	34,155	1.0%
		Class A Units (370,964 units)(16)	6/9/2015		6,577	3,686	0.1%
					44,843	52,278	1.6%
Nixon, Inc.(39)	Textiles, Apparel & Luxury Goods	Common Stock (857 units)(16)	5/12/2017		—	—	—%
					—	—	—%
Targus Cayman HoldCo Limited(33)	Textiles, Apparel & Luxury Goods	Common Stock (7,383,395 shares)	2/12/2016		3,771	16,989	0.5%
					3,771	16,989	0.5%
United Sporting Companies, Inc.(18)	Distributors	Second Lien Term Loan (13.05% (LIBOR + 11.00% with 1.75% LIBOR floor) plus 2.00% PIK, in non-accrual status effective 4/1/2017, due 11/16/2019)(13)	9/28/2012	148,524	107,563	3,996	0.1%
		Common Stock (218,941 shares)(16)	5/2/2017		—	—	—%
					107,563	3,996	0.1%
Total Affiliate Investments					$156,177	$73,263	2.2%

See notes to consolidated financial statements.
11

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2019 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

8th Avenue Food & Provisions, Inc.	Food Products	Second Lien Term Loan (9.79% (LIBOR + 7.75%), due 10/1/2026)(3)(8)(13)	10/10/2018	$25,000	$24,835	$24,835	0.8%
					24,835	24,835	0.8%
ACE Cash Express, Inc.	Consumer Finance	Senior Secured Note (12.00%, due 12/15/2022)(8)(10)(14)	12/15/2017	25,000	24,190	24,563	0.8%
					24,190	24,563	0.8%
AmeriLife Group, LLC	Insurance	Second Lien Term Loan (11.04% (LIBOR + 9.00%), due 6/11/2027)(3)(8)(13)	6/24/2019	10,000	10,000	10,000	0.3%
					10,000	10,000	0.3%
Apidos CLO XI	Structured Finance	Rated Secured Structured Note - Class FRR (11.75% (LIBOR + 9.45%), due 10/17/2030)(11)(14)(37)	9/12/2019	5,950	5,532	5,718	0.2%
					5,532	5,718	0.2%
Apidos CLO XI	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.47%, due 10/17/2030)(5)(14)	1/17/2013	40,500	33,607	28,167	0.9%
					33,607	28,167	0.9%
Apidos CLO XII	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 16.61%, due 4/15/2031)(5)(14)	4/18/2013	52,203	36,780	30,888	0.9%
					36,780	30,888	0.9%
Apidos CLO XV	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 15.60%, due 4/21/2031)(5)(14)	10/16/2013	48,515	38,286	29,823	0.9%
					38,286	29,823	0.9%
Apidos CLO XXII	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 9.55%, due 10/20/2027)(5)(6)(14)	10/14/2015	31,350	28,501	24,479	0.7%
					28,501	24,479	0.7%
Ark-La-Tex Wireline Services, LLC	Energy Equipment & Services	Escrow Receivable	4/8/2014		—	—	—%
					—	—	—%
Atlantis Health Care Group (Puerto Rico), Inc.	Health Care Providers & Services	Revolving Line of Credit – $6,000 Commitment (10.85% (LIBOR + 8.75% with 2.00% LIBOR floor), due 2/21/2020)(11)(15)	2/21/2013	4,000	4,000	3,910	0.1%
		Senior Secured Term Loan (10.85% (LIBOR + 8.75% with 2.00% LIBOR floor), due 2/21/2020)(3)(11)	2/21/2013	74,123	74,123	72,464	2.2%
					78,123	76,374	2.3%
Barings CLO 2018-III	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 9.94%, due 7/20/2029)(5)(6)(14)	11/18/2014	83,098	50,555	35,282	1.1%
					50,555	35,282	1.1%
Broder Bros., Co.	Textiles, Apparel & Luxury Goods	Senior Secured Note (10.60% (LIBOR + 8.50% with 1.25% LIBOR floor), due 12/02/2022)(3)(8)(11)	12/4/2017	173,761	173,761	173,761	5.3%
					173,761	173,761	5.3%
Brookside Mill CLO Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 8.72%, due 1/17/2028)(5)(14)	5/23/2013	36,300	18,423	13,688	0.4%
					18,423	13,688	0.4%
California Street CLO IX Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.76%, due 7/16/2032)(5)(14)	5/8/2012	58,915	41,519	32,662	1.0%
					41,519	32,662	1.0%
Candle-Lite Company, LLC	Household Products	Senior Secured Term Loan A (7.64% (LIBOR + 5.50% with 1.25% LIBOR floor), due 1/23/2023)(3)(11)	1/23/2018	12,125	12,125	12,125	0.4%
		Senior Secured Term Loan B (11.64% (LIBOR + 9.50% with 1.25% LIBOR floor), due 1/23/2023)(3)(11)	1/23/2018	12,500	12,500	12,500	0.4%
					24,625	24,625	0.8%

See notes to consolidated financial statements.
12

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2019 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Capstone Logistics Acquisition, Inc.	Commercial Services & Supplies	Second Lien Term Loan (10.29% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(8)(13)	10/7/2014	$98,982	$98,727	$98,982	3.0%
					98,727	98,982	3.0%
Carlyle C17 CLO Limited	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 21.05%, due 4/30/2031)(5)(14)	2/21/2013	24,870	14,916	12,968	0.4%
					14,916	12,968	0.4%
Carlyle Global Market Strategies CLO 2014-4-R, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 21.37%, due 7/15/2030)(5)(6)(14)	4/12/2017	25,534	17,527	17,696	0.5%
					17,527	17,696	0.5%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.11%, due 10/20/2029)(5)(6)(14)	9/13/2016	32,200	33,655	26,976	0.8%
					33,655	26,976	0.8%
CCPI Inc.(19)	Electronic Equipment, Instruments & Components	Escrow Receivable	2/28/2019		—	2,275	0.1%
					—	2,275	0.1%
CCS-CMGC Holdings, Inc.	Health Care Providers & Services	First Lien Term Loan (7.54% (LIBOR + 5.50%), due 10/1/2025)(3)(8)(13)	5/23/2019	4,975	4,857	4,857	0.1%
		Second Lien Term Loan (11.04% (LIBOR + 9.00%), due 10/1/2026)(3)(8)(13)	10/12/2018	37,000	36,377	36,377	1.1%
					41,234	41,234	1.2%
Cent CLO 21 Limited	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.10%, due 7/27/2030)(5)(6)(14)	6/18/2014	49,552	38,691	29,672	0.9%
					38,691	29,672	0.9%
Cent CLO 21 Limited	Structured Finance	Rated Secured Structured Note - Class E (10.91% (LIBOR + 8.65%), due 7/27/2030)(6)(11)(14)(37)	7/27/2018	10,591	9,990	10,474	0.3%
					9,990	10,474	0.3%
Centerfield Media Holding Company(35)	IT Services	Senior Secured Term Loan A (9.11% (LIBOR + 7.00% with 2.00% LIBOR floor), due 1/17/2022)(3)(11)	1/17/2017	73,083	73,083	73,083	2.2%
		Senior Secured Term Loan B (14.61% (LIBOR + 12.50% with 2.00% LIBOR floor), due 1/17/2022)(11)	1/17/2017	78,100	78,100	78,100	2.4%
					151,183	151,183	4.6%
CIFC Funding 2013-III-R, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.76%, due 4/24/2031)(5)(14)	9/12/2013	44,100	29,850	24,556	0.8%
					29,850	24,556	0.8%
CIFC Funding 2013-IV, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 15.36%, due 4/28/2031)(5)(6)(14)	11/14/2013	45,500	32,771	28,876	0.9%
					32,771	28,876	0.9%
CIFC Funding 2014-IV-R, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.90%, due 10/17/2030)(5)(6)(14)	9/3/2014	44,467	31,028	25,921	0.8%
					31,028	25,921	0.8%
CIFC Funding 2014-V, Ltd.	Structured Finance	Rated Secured Structured Note - Class F (10.80% (LIBOR + 8.50%), due 10/17/2031)(6)(11)(14)(37)	9/27/2018	10,250	9,944	10,107	0.3%
					9,944	10,107	0.3%
CIFC Funding 2016-I, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.92%, due 10/21/2031)(5)(6)(14)	12/21/2016	34,000	30,145	28,518	0.9%
					30,145	28,518	0.9%

See notes to consolidated financial statements.
13

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2019 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Cinedigm DC Holdings, LLC	Entertainment	Senior Secured Term Loan (11.11% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(11)(46)	2/28/2013	$14,114	$14,064	$14,114	0.4%
					14,064	14,114	0.4%
Class Valuation, LLC	Real Estate Management & Development	Revolving Line of Credit – $1,500 Commitment (10.36% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/12/2020)(11)(15)	3/12/2018	—	—	—	—%
		Senior Secured Term Loan (10.36% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/10/2023)(3)(11)	3/12/2018	38,642	38,642	38,642	1.2%
					38,642	38,642	1.2%
Columbia Cent CLO 27 Limited	Structured Finance	Rated Secured Structured Note - Class E (10.57% (LIBOR + 8.29%), due 10/25/2028)(11)(14)(37)	10/25/2018	7,450	7,227	7,419	0.2%
					7,227	7,419	0.2%
Columbia Cent CLO 27 Limited	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 16.37%, due 10/25/2028)(5)(14)	1/15/2014	40,275	22,398	23,745	0.7%
					22,398	23,745	0.7%
Coverall North America, Inc.	Commercial Services & Supplies	Senior Secured Term Loan A (8.11% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	11/2/2015	6,662	6,662	6,662	0.2%
		Senior Secured Term Loan B (13.11% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	11/2/2015	23,188	23,188	23,188	0.7%
					29,850	29,850	0.9%
CP VI Bella Midco	IT Services	Second Lien Term Loan (8.79% (LIBOR + 6.75%), due 12/29/2025)(3)(8)(13)	2/26/2018	15,750	15,705	15,750	0.5%
					15,705	15,750	0.5%
Digital Room, LLC	Commercial Services & Supplies	First Lien Term Loan (7.04% (LIBOR + 5.00%), due 5/21/2026)(3)(8)(13)	5/29/2019	9,975	9,836	9,836	0.3%
		Second Lien Term Loan (11.04% (LIBOR + 9.00%), due 5/21/2027)(3)(8)(13)	5/30/2019	70,000	70,000	70,000	2.1%
					79,836	79,836	2.4%
Dunn Paper, Inc.	Paper & Forest Products	Second Lien Term Loan (10.79% (LIBOR + 8.75% with 1.00% LIBOR floor), due 8/26/2023)(3)(8)(13)	10/7/2016	11,500	11,370	11,500	0.4%
					11,370	11,500	0.4%
Easy Gardener Products, Inc.	Household Durables	Senior Secured Term Loan (12.11% (LIBOR + 10.00% with 0.25% LIBOR floor), due 09/30/2020)(3)(11)	10/2/2015	15,719	15,719	8,901	0.3%
					15,719	8,901	0.3%
Engine Group, Inc.(7)	Media	Senior Secured Term Loan (7.10% (LIBOR + 5.00% with 1.00% LIBOR floor), due 9/15/2022)(8)(11)	9/25/2017	4,277	4,277	4,164	0.1%
		Second Lien Term Loan (11.10% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/15/2023)(3)(8)(11)	9/25/2017	35,000	35,000	32,156	1.0%
					39,277	36,320	1.1%
EXC Holdings III Corp	Technology Hardware, Storage & Peripherals	Second Lien Term Loan (9.83% (LIBOR + 7.50% with 1.00% LIBOR floor), due 12/01/2025)(3)(8)(11)	12/5/2017	12,500	12,404	12,404	0.4%
					12,404	12,404	0.4%
Galaxy XV CLO, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 11.19%, due 10/15/2030)(5)(14)	3/14/2013	50,525	36,116	26,911	0.8%
					36,116	26,911	0.8%

See notes to consolidated financial statements.
14

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2019 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Galaxy XXVII CLO, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 9.12%, due 5/16/2031)(5)(14)	11/5/2013	$24,575	$16,694	$11,835	0.4%
					16,694	11,835	0.4%
Galaxy XXVIII CLO, Ltd.	Structured Finance	Rated Secured Structured Note - Class F (10.78% (LIBOR + 8.48%), due 7/15/2031)(6)(11)(14)(37)	7/16/2018	6,658	6,181	6,566	0.2%
					6,181	6,566	0.2%
Galaxy XXVIII CLO, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 8.85%, due 7/15/2031)(5)(6)(14)	6/27/2014	39,905	28,926	18,715	0.6%
					28,926	18,715	0.6%
Global Tel*Link Corporation	Diversified Telecommunication Services	First Lien Term Loan (6.29% (LIBOR + 4.25%), due 11/29/2025)(3)(8)(13)	8/20/2019	9,975	9,571	9,571	0.3%
		Second Lien Term Loan (10.29% (LIBOR + 8.25%), due 11/29/2026)(3)(8)(13)	12/4/2018	40,170	39,303	39,303	1.2%
					48,874	48,874	1.5%
GlobalTranz Enterprises, Inc.	Air Freight & Logistics	Second Lien Term Loan (10.31% (LIBOR + 8.25%), due 5/15/2027)(3)(8)(13)	5/15/2019	12,500	12,500	12,439	0.4%
					12,500	12,439	0.4%
H.I.G. ECI Merger Sub, Inc.	IT Services	Senior Secured Term Loan A (7.61% (LIBOR + 5.50% with 1.50% LIBOR floor), due 5/31/2023)(3)(11)	5/31/2018	44,128	44,128	44,128	1.4%
		Senior Secured Term Loan B (12.61% (LIBOR + 10.50% with 1.50% LIBOR floor), due 5/31/2023)(3)(11)	5/31/2018	29,900	29,900	29,293	0.9%
					74,028	73,421	2.3%
Halcyon Loan Advisors Funding 2012-1 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 8/15/2023)(5)(14)(17)	8/15/2012	23,188	3,771	—	—%
					3,771	—	—%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 4/15/2025)(5)(14)(17)	3/28/2013	40,400	19,984	2,571	0.1%
					19,984	2,571	0.1%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 4/18/2026)(5)(14)(17)	3/6/2014	24,500	11,822	2,510	0.1%
					11,822	2,510	0.1%
Halcyon Loan Advisors Funding 2014-2 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 4/28/2025)(5)(6)(14)(17)	4/28/2014	41,164	21,322	908	—%
					21,322	908	—%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 11.46%, due 10/18/2027)(5)(6)(14)	9/3/2015	39,598	31,765	26,171	0.8%
					31,765	26,171	0.8%
Halyard MD OpCo, LLC	Media	Revolving Line of Credit – $2,000 Commitment (10.11% (LIBOR + 8.00%), due 2/6/2020)(11)(15)	8/6/2018	—	—	—	—%
		First Lien Term Loan (10.11% (LIBOR + 8.00% with 2.00% LIBOR floor), due 8/6/2023)(3)(11)	8/6/2018	11,400	11,400	11,400	0.3%
					11,400	11,400	0.3%
HarbourView CLO VII-R, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.10%, due 7/18/2031)(5)(6)(14)	6/10/2015	19,025	13,306	11,708	0.4%
					13,306	11,708	0.4%
Help/Systems Holdings, Inc.	Software	Second Lien Term Loan (9.79% (LIBOR + 7.75%), due 3/27/2026)(3)(8)(13)	4/17/2018	12,499	12,458	12,458	0.4%
					12,458	12,458	0.4%

See notes to consolidated financial statements.
15

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2019 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Inpatient Care Management Company, LLC	Health Care Providers & Services	Senior Secured Term Loan (10.11% (LIBOR + 8.00% with 1.00% LIBOR floor), due 6/8/2021)(3)(11)	6/8/2016	$17,635	$17,635	$17,337	0.5%
					17,635	17,337	0.5%
JD Power and Associates	Capital Markets	Second Lien Term Loan (10.54% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/7/2024)(3)(8)(13)	9/16/2016	25,222	25,090	25,222	0.8%
					25,090	25,222	0.8%
Jefferson Mill CLO Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 11.71%, due 10/20/2031)(5)(6)(14)	7/28/2015	23,594	18,653	12,389	0.4%
					18,653	12,389	0.4%
K&N Parent, Inc.	Auto Components	Second Lien Term Loan (10.79% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/21/2024)(3)(8)(13)	10/28/2016	25,887	25,471	25,471	0.8%
					25,471	25,471	0.8%
Keystone Acquisition Corp.(36)	Health Care Providers & Services	Second Lien Term Loan (11.35% (LIBOR + 9.25% with 1.00% LIBOR floor), due 5/1/2025)(3)(8)(11)	5/18/2017	50,000	50,000	50,000	1.5%
					50,000	50,000	1.5%
LCM XIV Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.17%, due 7/21/2031)(5)(14)	7/11/2013	49,934	28,194	19,850	0.6%
					28,194	19,850	0.6%
Maverick Healthcare Equity, LLC	Health Care Providers & Services	Preferred Units (10.00%, 1,250,000 units)(16)	10/31/2007		—	—	—%
		Class A Common Units (1,250,000 units)(16)	10/31/2007		—	—	—%
					—	—	—%
Medusind Acquisition, Inc.(9)	Health Care Providers & Services	First Lien Term Loan (10.38% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/8/2024)(8)(11)	9/30/2019	25,000	24,625	24,625	0.8%
					24,625	24,625	0.8%
Mountain View CLO 2013-I Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.62%, due 10/15/2030)(5)(14)	5/1/2013	43,650	29,085	20,564	0.6%
					29,085	20,564	0.6%
Mountain View CLO IX Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 19.63%, due 7/15/2031)(5)(6)(14)	6/25/2015	47,830	29,267	30,958	0.9%
					29,267	30,958	0.9%
MRP Holdco, Inc.	Professional Services	Senior Secured Term Loan A (7.05% (LIBOR + 5.00% with 1.50% LIBOR floor), due 4/17/2024)(3)(13)	4/17/2018	53,689	53,689	53,689	1.6%
		Senior Secured Term Loan B (11.05% (LIBOR + 9.00% with 1.50% LIBOR floor), due 4/17/2024)(13)	4/17/2018	55,000	55,000	55,000	1.7%
					108,689	108,689	3.3%
Octagon Investment Partners XV, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 11.83%, due 7/19/2030)(5)(6)(14)	2/20/2013	42,064	33,182	25,085	0.8%
					33,182	25,085	0.8%
Octagon Investment Partners 18-R Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 15.71%, due 4/16/2031)(5)(6)(14)	8/17/2015	46,016	26,949	23,413	0.7%
					26,949	23,413	0.7%
Pearl Intermediate Parent LLC	Health Care Providers & Services	Second Lien Term Loan (8.29% (LIBOR + 6.25%), due 2/15/2026)(3)(8)(13)	2/28/2018	5,000	4,980	4,977	0.2%
					4,980	4,977	0.2%

See notes to consolidated financial statements.
16

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2019 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

PeopleConnect Intermediate, LLC	Interactive Media & Services	Revolving Line of Credit – $1,000 Commitment (11.61% (LIBOR + 9.50% with 1.00% LIBOR floor), due 7/1/2020)(11)(15)	7/1/2015	$—	$—	$—	—%
		Senior Secured Term Loan A (8.61% (LIBOR + 6.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	7/1/2015	17,508	17,508	17,508	0.5%
		Senior Secured Term Loan B (14.61% (LIBOR + 12.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	7/1/2015	19,503	19,503	19,503	0.6%
					37,011	37,011	1.1%
PG Dental Holdings New Jersey, LLC	Health Care Providers & Services	Delayed Draw Term Loan – $5,000 Commitment (10.00% (LIBOR + 7.25% with 2.75% LIBOR floor), due 5/31/2024)(11)(15)	5/31/2019	2,000	2,000	2,000	0.1%
		Senior Secured Term Loan (10.00% (LIBOR + 7.25% with 2.75% LIBOR floor), due 5/31/2024)(3)(11)	5/31/2019	22,645	22,645	22,645	0.7%
					24,645	24,645	0.8%
PGX Holdings, Inc.	Diversified Consumer Services	Second Lien Term Loan (11.05% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(13)	9/29/2014	100,091	100,091	100,091	3.1%
					100,091	100,091	3.1%
PlayPower, Inc.	Leisure Products	First Lien Term Loan (7.60% (LIBOR + 5.50%), due 5/10/2026)(3)(8)(11)	5/16/2019	6,484	6,422	6,422	0.2%
					6,422	6,422	0.2%
Research Now Group, Inc. & Survey Sampling International LLC	Professional Services	First Lien Term Loan (7.75% (LIBOR + 5.50% with 1.00% LIBOR floor), due 12/20/2024)(3)(8)(11)	1/5/2018	9,825	9,433	9,825	0.3%
		Second Lien Term Loan (11.75% (LIBOR + 9.50% with 1.00% LIBOR floor), due 12/20/2025)(3)(8)(11)	1/5/2018	50,000	47,287	50,000	1.5%
					56,720	59,825	1.8%
RGIS Services, LLC	Commercial Services & Supplies	Senior Secured Term Loan (9.75% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(3)(8)(11)	4/20/2017	4,407	4,248	3,768	0.1%
		Senior Secured Term Loan (9.62% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(3)(8)(11)	4/20/2017	5,021	4,840	4,293	0.1%
		Senior Secured Term Loan (9.54% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(3)(8)(13)	4/20/2017	10,136	9,769	8,667	0.3%
					18,857	16,728	0.5%
RME Group Holding Company	Media	Senior Secured Term Loan A (8.11% (LIBOR + 6.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	5/4/2017	28,208	28,208	28,208	0.9%
		Senior Secured Term Loan B (13.11% (LIBOR + 11.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	5/4/2017	22,536	22,536	22,536	0.7%
					50,744	50,744	1.6%
Rocket Software, Inc.	Software	Second Lien Term Loan (10.29% (LIBOR + 8.25%), due 11/27/2026)(3)(8)(13)	12/7/2018	50,000	49,552	47,752	1.5%
					49,552	47,752	1.5%
Romark WM-R Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 11.83%, due 4/20/2031)(5)(6)(14)	5/15/2014	27,725	22,821	15,918	0.5%
					22,821	15,918	0.5%

See notes to consolidated financial statements.
17

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2019 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Rosa Mexicano	Hotels, Restaurants & Leisure	Revolving Line of Credit– $1,000 Commitment (9.61% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023)(11)(15)	3/29/2018	$—	$—	$—	—%
		Senior Secured Term Loan (9.61% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023)(3)(11)	3/29/2018	27,002	27,002	27,002	0.8%
					27,002	27,002	0.8%
Securus Technologies Holdings, Inc.	Communications Equipment	First Lien Term Loan (6.54% (LIBOR + 4.50% with 1.00% LIBOR floor), due 11/1/2024)(8)(13)	9/3/2019	9,975	9,074	9,074	0.3%
		Second Lien Term Loan (10.29% (LIBOR + 8.25% with 1.00% LIBOR floor), due 11/01/2025)(3)(8)(13)	11/3/2017	50,662	50,510	46,290	1.4%
					59,584	55,364	1.7%
SEOTownCenter, Inc.	IT Services	Senior Secured Term Loan A (9.61% (LIBOR + 7.50% with 2.00% LIBOR floor), due 4/07/2023)(3)(11)	4/10/2018	25,500	25,500	25,500	0.8%
		Senior Secured Term Loan B (14.61% (LIBOR + 12.50% with 2.00% LIBOR floor), due 4/07/2023)(3)(11)	4/10/2018	19,000	19,000	19,000	0.6%
					44,500	44,500	1.4%
SMG US Midco	Hotels, Restaurants & Leisure	Second Lien Term Loan (9.04% (LIBOR + 7.00%), due 1/23/2026)(3)(8)(13)	1/23/2018	7,500	7,485	7,485	0.2%
					7,485	7,485	0.2%
Sorenson Communications, LLC	Diversified Telecommunication Services	First Lien Term Loan (8.60% (LIBOR + 6.50%), due 4/29/2024)(3)(11)	5/8/2019	10,000	9,927	9,927	0.3%
					9,927	9,927	0.3%
Spectrum Holdings III Corp	Health Care Equipment & Supplies	Second Lien Term Loan (9.04% (LIBOR + 7.00% with 1.00% LIBOR floor), due 1/31/2026)(3)(8)(13)	2/13/2018	7,500	7,470	6,982	0.2%
					7,470	6,982	0.2%
Strategic Materials	Household Durables	Second Lien Term Loan (10.00% (LIBOR + 7.75% with 1.00% LIBOR floor), due 11/1/2025)(3)(8)(12)	11/1/2017	7,000	6,947	5,591	0.2%
					6,947	5,591	0.2%
Stryker Energy, LLC	Energy Equipment & Services	Overriding Royalty Interests(43)	12/4/2006		—	—	—%
					—	—	—%
Sudbury Mill CLO Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 1/17/2026)(5)(14)(17)	12/5/2013	28,200	14,780	4,720	0.1%
					14,780	4,720	0.1%
Symphony CLO XIV, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 7/14/2026)(5)(6)(14)(17)	5/29/2014	49,250	30,583	17,288	0.5%
					30,583	17,288	0.5%
Symphony CLO XV, Ltd.	Structured Finance	Rated Secured Structured Note - Class F (10.98% (LIBOR + 8.68%), due 1/17/2032)(11)(14)(37)	12/24/2018	12,000	11,380	11,855	0.4%
					11,380	11,855	0.4%
Symphony CLO XV, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.56%, due 1/17/2032)(5)(14)	11/17/2014	63,831	42,961	21,991	0.7%
					42,961	21,991	0.7%
TGP HOLDINGS III LLC	Household Durables	Second Lien Term Loan (10.54% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/25/2025)(8)(13)	10/3/2017	3,000	2,966	2,966	0.1%
					2,966	2,966	0.1%

See notes to consolidated financial statements.
18

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2019 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

TouchTunes Interactive Networks, Inc.	Entertainment	Second Lien Term Loan (10.32% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(3)(8)(13)	6/5/2015	$12,194	$12,143	$12,194	0.4%
					12,143	12,194	0.4%
Town & Country Holdings, Inc.	Distributors	First Lien Term Loan (10.61% (LIBOR + 8.50% with 1.50% LIBOR floor), due 1/26/2023)(3)(11)	1/26/2018	172,356	172,356	169,782	5.2%
					172,356	169,782	5.2%
Transplace Holdings, Inc.	Transportation Infrastructure	Second Lien Term Loan (10.80% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/6/2025)(3)(8)(13)	10/16/2017	28,104	27,599	28,070	0.9%
					27,599	28,070	0.9%
Universal Fiber Systems, LLC	Textiles, Apparel & Luxury Goods	Second Lien Term Loan (11.76% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)(3)(8)(11)	10/16/2015	37,000	36,683	36,683	1.1%
					36,683	36,683	1.1%
USG Intermediate, LLC	Leisure Products	Revolving Line of Credit – $1,300 Commitment (11.30% (LIBOR + 9.25% with 1.00% LIBOR floor), due 8/24/2020)(13)(15)	4/15/2015	1,300	1,300	1,300	—%
		Senior Secured Term Loan A (8.80% (LIBOR + 6.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(13)	4/15/2015	4,723	4,723	4,723	0.1%
		Senior Secured Term Loan B (13.80% (LIBOR + 11.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(13)	4/15/2015	18,750	18,750	18,750	0.6%
		Equity(16)	4/15/2015		1	—	—%
					24,774	24,773	0.7%
UTZ Quality Foods, LLC	Food Products	Second Lien Term Loan (9.29% (LIBOR + 7.25%), due 11/21/2025)(3)(8)(13)	11/28/2017	10,000	9,904	10,100	0.3%
					9,904	10,100	0.3%
Venio LLC	Professional Services	Second Lien Term Loan (4.00% plus 10.00% PIK (LIBOR + 7.50% with 2.50% LIBOR floor), due 2/19/2020)(11)(46)	2/19/2014	25,636	24,450	24,503	0.8%
					24,450	24,503	0.8%
Versant Health Holdco, Inc. (f/k/a Wink Holdco, Inc.)	Insurance	Second Lien Term Loan (8.80% (LIBOR + 6.75% with 1.00% LIBOR floor), due 12/1/2025)(3)(8)(13)	12/12/2017	3,000	2,988	2,988	0.1%
					2,988	2,988	0.1%
Voya CLO 2012-4, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 9.57%, due 10/16/2028)(5)(14)	11/29/2012	40,613	30,829	26,125	0.8%
					30,829	26,125	0.8%
Voya CLO 2014-1, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.31%, due 4/18/2031)(5)(6)(14)	3/13/2014	40,773	30,141	22,382	0.7%
					30,141	22,382	0.7%
Voya CLO 2016-3, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 11.18%, due 10/20/2031)(5)(6)(14)	10/27/2016	28,100	27,174	20,543	0.6%
					27,174	20,543	0.6%
Voya CLO 2017-3, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 11.60%, due 7/20/2030)(5)(6)(14)	7/12/2017	44,885	50,641	41,796	1.3%
					50,641	41,796	1.3%
VT Topco, Inc.	Commercial Services & Supplies	Second Lien Term Loan (9.10% (LIBOR + 7.00%), due 8/17/2026)(3)(8)(11)	8/23/2018	7,000	6,970	6,970	0.2%
					6,970	6,970	0.2%
Total Non-Control/Non-Affiliate Investments					$3,274,957	$2,979,567	91.4%

Total Portfolio Investments					$5,777,767	$5,450,560	167.2%
See notes to consolidated financial statements.
19

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

See notes to consolidated financial statements.
20

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(45)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

CP Energy Services Inc.(20)	Energy Equipment & Services	Senior Secured Term Loan (13.60% (LIBOR + 11.00% with 1.00% LIBOR floor), due 12/29/2022)(11)	10/1/2017	$35,048	$35,048	$35,048	1.1%
		Senior Secured Term Loan A to Spartan Energy Services, LLC (10.44% (LIBOR + 8.00% with 1.00% LIBOR floor), due 12/2/2019)(13)	10/20/2014	13,156	13,156	13,156	0.4%
		Senior Secured Term Loan B to Spartan Energy Services, LLC (16.44% PIK (LIBOR + 14.00% with 1.00% LIBOR floor), due 12/2/2019)(13)(46)	10/20/2014	21,243	21,243	21,243	0.6%
		Series B Convertible Preferred Stock (16.00%, 790 shares)(16)	10/30/2015		63,225	63,225	1.9%
		Common Stock (102,924 shares)(16)	8/2/2013		81,203	6,259	0.2%
					213,875	138,931	4.2%
Credit Central Loan Company, LLC(21)	Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2024)(14)(46)	12/28/2012	55,899	52,579	55,899	1.7%
		Class A Units (10,640,642 units)(14)(16)	12/28/2012		13,731	15,518	0.5%
		Net Revenue Interest (25% of Net Revenues)(14)(16)	1/28/2015		—	—	—%
					66,310	71,417	2.2%
Echelon Transportation, LLC	Aerospace & Defense	Senior Secured Term Loan (12.25% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(13)(46)	3/31/2014	36,778	36,778	36,778	1.1%
		Senior Secured Term Loan (11.50% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.00% PIK, due 12/7/2024)(13)(46)	12/9/2016	18,063	18,063	18,063	0.5%
		Membership Interest (100%)(16)	3/31/2014		22,738	34,860	1.1%
					77,579	89,701	2.7%
First Tower Finance Company LLC(23)	Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 10.50% PIK, due 6/24/2024)(14)(46)	6/24/2014	277,411	277,411	277,411	8.4%
		Class A Units (95,709,910 units)(14)(16)	6/14/2012		81,146	216,625	6.6%
					358,557	494,036	15.0%
Freedom Marine Solutions, LLC(24)	Energy Equipment & Services	Membership Interest (100%)(16)	11/9/2006		43,892	14,920	0.5%
					43,892	14,920	0.5%
InterDent, Inc.(29)	Health Care Providers & Services	Senior Secured Term Loan A/B (2.66% (LIBOR + 0.25% with 0.75% LIBOR floor), due 9/5/2020)(13)	8/1/2018	14,000	14,000	14,000	0.4%
		Senior Secured Term Loan A (7.91% (LIBOR + 5.50% with 0.75% LIBOR floor), due 9/5/2020)(13)	8/3/2012	77,994	77,994	77,994	2.4%
		Senior Secured Term Loan B (16.00% PIK, due 9/5/2020)(46)	8/3/2012	116,111	116,111	116,111	3.5%
		Senior Secured Term Loan C (18.00% PIK, in non-accrual status effective 10/1/2018, due 9/5/2020)	3/22/2018	40,873	35,766	16,771	0.5%
		Senior Secured Term Loan D (1.00% PIK, in non-accrual status effective 10/1/2018, due 9/5/2020)	9/19/2018	5,039	5,001	—	—%
		Common Stock (99,900 shares)(16)	5/3/2019		1	—	—%
					248,873	224,876	6.8%

See notes to consolidated financial statements.
21

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(45)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

MITY, Inc.(25)	Commercial Services & Supplies	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 1/30/2020)(3)(11)	9/19/2013	$26,250	$26,250	$26,250	0.8%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 6/30/2020)(3)(11)(46)	9/19/2013	29,586	29,586	20,652	0.6%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due 1/1/2028)(14)	9/19/2013	5,635	6,915	—	—%
		Common Stock (42,053 shares)(16)	9/19/2013		6,849	—	—%
					69,600	46,902	1.4%
National Property REIT Corp.(26)	Equity Real Estate Investment Trusts (REITs) / Online Lending	Senior Secured Term Loan A (6.50% (LIBOR + 3.50% with 3.00% LIBOR floor) plus 5.00% PIK, due 12/31/2023)(11)(46)	12/31/2018	433,553	433,553	433,553	13.1%
		Senior Secured Term Loan B (5.00% (LIBOR + 2.00% with 3.00% LIBOR floor) plus 5.50% PIK, due 12/31/2023)(11)(46)	12/31/2018	172,000	172,000	172,000	5.2%
		Residual Profit Interest (25% of Residual Profit)	12/31/2018		—	96,609	2.9%
		Common Stock (3,110,101 shares)(52)	12/31/2013		163,836	302,303	9.2%
					769,389	1,004,465	30.4%
Nationwide Loan Company LLC(27)	Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2020)(14)(46)	6/18/2014	18,616	18,616	18,616	0.6%
		Class A Units (32,456,159 units)(14)	1/31/2013		21,962	14,359	0.4%
					40,578	32,975	1.0%
NMMB, Inc.(28)	Media	Senior Secured Note (14.00%, due 5/6/2021)(3)	5/6/2011	3,114	3,114	3,114	0.1%
		Series A Preferred Stock (7,200 shares)(16)	5/6/2011		7,200	11,788	0.3%
		Series B Preferred Stock (5,669 shares)(16)	5/6/2011		5,669	9,281	0.3%
					15,983	24,183	0.7%
Pacific World Corporation(40)	Personal Products	Revolving Line of Credit – $26,000 Commitment (9.66% (LIBOR + 7.25% with 1.00% LIBOR floor), due 9/26/2020)(13)(15)	9/26/2014	20,825	20,469	20,825	0.6%
		Senior Secured Term Loan A (7.66% PIK (LIBOR + 5.25% with 1.00% LIBOR floor), in non-accrual status effective 10/24/2018, due 9/26/2020)(13)	12/31/2014	101,186	96,000	91,602	2.8%
		Senior Secured Term Loan B (11.66% PIK (LIBOR + 9.25% with 1.00% LIBOR floor), in non-accrual status effective 5/21/2018, due 9/26/2020)(13)	12/31/2014	110,116	96,500	—	—%
		Convertible Preferred Equity (166,666 shares)(16)	6/15/2018		25,000	—	—%
		Common Stock (6,778,414 shares)(16)	9/29/2017		—	—	—%
					237,969	112,427	3.4%
R-V Industries, Inc.	Machinery	Senior Subordinated Note (11.32% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/31/2022)(3)(11)	6/12/2013	28,622	28,622	28,622	0.9%
		Common Stock (745,107 shares)(16)	6/26/2007		6,866	5,002	0.1%
					35,488	33,624	1.0%

See notes to consolidated financial statements.
22

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(45)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

Universal Turbine Parts, LLC(34)	Trading Companies & Distributors	Delayed Draw Term Loan – $5,000 Commitment (10.25% (LIBOR + 7.75% with 2.50% LIBOR floor), due 9/30/2020)(13)(15)	2/28/2019	$—	$—	$—	—%
		Senior Secured Term Loan A (8.36% (LIBOR + 5.75% with 1.00% LIBOR floor), due 7/22/2021)(11)	7/22/2016	30,713	30,713	28,043	0.8%
		Senior Secured Term Loan B (14.36% PIK (LIBOR + 11.75% with 1.00% LIBOR floor), in non-accrual status effective 7/1/2018, due 7/22/2021)(11)	7/22/2016	36,144	32,500	—	—%
		Common Stock (10,000 units)(16)	12/10/2018		—	—	—%
					63,213	28,043	0.8%
USES Corp.(30)	Commercial Services & Supplies	Senior Secured Term Loan A (9.00% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	3/31/2014	44,134	35,101	15,725	0.5%
		Senior Secured Term Loan B (15.50% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	3/31/2014	55,955	35,568	—	—%
		Common Stock (268,962 shares)(16)	6/15/2016		—	—	—%
					70,669	15,725	0.5%
Valley Electric Company, Inc.(31)	Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2024)(3)(11)(46)	12/31/2012	10,430	10,430	10,430	0.3%
		Senior Secured Note (8.00% plus 10.00% PIK, due 6/23/2024)(46)	6/24/2014	33,301	33,301	33,301	1.0%
		Consolidated Revenue Interest (2.0%)(38)	6/22/2018		—	3,032	0.1%
		Common Stock (50,000 shares)	12/31/2012		26,204	96,922	2.9%
					69,935	143,685	4.3%
Wolf Energy, LLC(32)	Energy Equipment & Services	Membership Interest (100%)(16)	7/1/2014		—	—	—%
		Membership Interest in Wolf Energy Services Company, LLC (100%)(16)	3/14/2017		3,896	—	—%
		Net Profits Interest (8% of Equity Distributions)(4)(16)	4/15/2013		—	14	—%
					3,896	14	—%
Total Control Investments (Level 3)					$2,385,806	$2,475,924	74.9%

See notes to consolidated financial statements.
23

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(45)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Affiliate Investments (5.00% to 24.99% voting control)(50)

Edmentum Ultimate Holdings, LLC(22)	Diversified Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00% PIK, due 12/9/2021)(15)(46)	6/9/2015	$8,159	$8,159	$8,159	0.2%
		Unsecured Senior PIK Note (8.50% PIK, due 12/9/2021)(46)	6/9/2015	8,189	8,189	8,189	0.2%
		Unsecured Junior PIK Note (10.00% PIK, in non-accrual status effective 1/1/2017, due 12/9/2021)	6/9/2015	38,936	23,829	24,869	0.8%
		Class A Units (370,964 units)(16)	6/9/2015		6,577	—	—%
					46,754	41,217	1.2%
Nixon, Inc.(39)	Textiles, Apparel & Luxury Goods	Common Stock (857 units)(16)	5/12/2017		—	—	—%
					—	—	—%
Targus Cayman HoldCo Limited(33)	Textiles, Apparel & Luxury Goods	Common Stock (7,383,395 shares)	2/12/2016		3,771	16,599	0.5%
					3,771	16,599	0.5%
United Sporting Companies, Inc.(18)	Distributors	Second Lien Term Loan (13.40% (LIBOR + 11.00% with 1.75% LIBOR floor) plus 2.00% PIK, in non-accrual status effective 4/1/2017, due 11/16/2019)(13)	9/28/2012	168,052	127,091	18,866	0.6%
		Common Stock (218,941 shares)(16)	5/2/2017		—	—	—%
					127,091	18,866	0.6%
Total Affiliate Investments (Level 3)					$177,616	$76,682	2.3%

See notes to consolidated financial statements.
24

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(45)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

8th Avenue Food & Provisions, Inc.	Food Products	Second Lien Term Loan (10.17% (LIBOR + 7.75%), due 10/1/2026)(3)(8)(13)	10/10/2018	$25,000	$24,829	$24,829	0.8%
					24,829	24,829	0.8%
ACE Cash Express, Inc.	Consumer Finance	Senior Secured Note (12.00%, due 12/15/2022)(8)(14)	12/15/2017	23,000	22,333	20,555	0.6%
					22,333	20,555	0.6%
AgaMatrix, Inc.	Health Care Equipment & Supplies	Senior Secured Term Loan (11.33% (LIBOR + 9.00% with 1.25% LIBOR floor), due 9/29/2022)(3)(11)	9/29/2017	33,673	33,673	34,010	1.0%
					33,673	34,010	1.0%
AmeriLife Group, LLC	Insurance	Second Lien Term Loan (11.40% (LIBOR + 9.00%), due 6/11/2027(8)(13)	6/24/2019	10,000	10,000	10,000	0.3%
					10,000	10,000	0.3%
Apidos CLO IX	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 7/15/2023)(5)(14)(17)	7/11/2012	23,525	21	26	—%
					21	26	—%
Apidos CLO XI	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 9.96%, due 10/17/2028)(5)(14)	1/17/2013	40,500	33,572	27,982	0.8%
					33,572	27,982	0.8%
Apidos CLO XII	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 15.45%, due 4/15/2031)(5)(14)	4/18/2013	52,203	36,307	29,123	0.9%
					36,307	29,123	0.9%
Apidos CLO XV	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.77%, due 4/21/2031)(5)(14)	10/16/2013	48,515	37,777	29,018	0.9%
					37,777	29,018	0.9%
Apidos CLO XXII	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 9.95%, due 10/20/2027)(5)(6)(14)	10/14/2015	31,350	28,691	24,948	0.8%
					28,691	24,948	0.8%
Ark-La-Tex Wireline Services, LLC	Energy Equipment & Services	Escrow Receivable	4/8/2014		—	—	—%
					—	—	—%
Atlantis Health Care Group (Puerto Rico), Inc.	Health Care Providers & Services	Revolving Line of Credit – $6,000 Commitment (11.34% (LIBOR + 8.75% with 2.00% LIBOR floor), due 2/21/2020)(11)(15)	2/21/2013	4,000	4,000	3,955	0.1%
		Senior Secured Term Loan (11.34% (LIBOR + 8.75% with 2.00% LIBOR floor), due 2/21/2020)(3)(11)	2/21/2013	74,327	74,327	73,495	2.2%
					78,327	77,450	2.3%
Barings CLO 2018-III	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.58%, due 7/20/2029)(5)(6)(14)	11/18/2014	83,098	51,040	39,031	1.2%
					51,040	39,031	1.2%
Broder Bros., Co.	Textiles, Apparel & Luxury Goods	Senior Secured Note (10.83% (LIBOR + 8.50% with 1.25% LIBOR floor), due 12/02/2022)(3)(8)(11)	12/4/2017	190,678	190,678	189,725	5.7%
					190,678	189,725	5.7%
Brookside Mill CLO Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 8.36%, due 1/17/2028)(5)(14)	5/23/2013	36,300	18,560	13,611	0.4%
					18,560	13,611	0.4%
California Street CLO IX Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.96%, due 10/16/2028)(5)(14)	5/8/2012	58,915	41,808	34,672	1.0%
					41,808	34,672	1.0%

See notes to consolidated financial statements.
25

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(45)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Candle-Lite Company, LLC	Household Products	Senior Secured Term Loan A (8.03% (LIBOR + 5.50% with 1.25% LIBOR floor), due 1/23/2023)(3)(11)	1/23/2018	$12,188	$12,188	$12,188	0.4%
		Senior Secured Term Loan B (12.03% (LIBOR + 9.50% with 1.25% LIBOR floor), due 1/23/2023)(3)(11)	1/23/2018	12,500	12,500	12,500	0.4%
					24,688	24,688	0.8%
Capstone Logistics Acquisition, Inc.	Commercial Services & Supplies	Second Lien Term Loan (10.65% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(8)(13)	10/7/2014	98,982	98,705	98,982	3.0%
					98,705	98,982	3.0%
Carlyle C17 CLO Limited	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 20.73%, due 4/30/2031)(5)(14)	2/21/2013	24,870	14,748	12,920	0.4%
					14,748	12,920	0.4%
Carlyle Global Market Strategies CLO 2014-4-R, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 21.84%, due 7/15/2030)(5)(6)(14)	4/12/2017	25,534	17,282	18,293	0.6%
					17,282	18,293	0.6%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 15.47%, due 10/20/2029)(5)(6)(14)	9/13/2016	32,200	33,812	27,918	0.8%
					33,812	27,918	0.8%
CCPI Inc.(19)	Electronic Equipment, Instruments & Components	Escrow Receivable	2/28/2019	—	—	2,239	0.1%
					—	2,239	0.1%
CCS-CMGC Holdings, Inc.	Health Care Providers & Services	First Lien Term Loan (7.90% (LIBOR + 5.50%), due 10/1/2025)(3)(8)(13)	5/23/2019	4,987	4,865	4,865	0.2%
		Second Lien Term Loan (11.40% (LIBOR + 9.00%), due 10/1/2026)(3)(8)(13)	10/12/2018	35,000	34,362	34,362	1.0%
					39,227	39,227	1.2%
Cent CLO 21 Limited	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.77%, due 7/27/2030)(5)(6)(14)	6/18/2014	49,552	38,392	29,335	0.9%
					38,392	29,335	0.9%
Cent CLO 21 Limited	Structured Finance	Rated Secured Structured Note - Class E (11.23% (LIBOR + 8.65%), due 7/27/2030)(6)(11)(14)(37)	7/27/2018	10,591	9,997	10,569	0.3%
					9,997	10,569	0.3%
Centerfield Media Holding Company(35)	IT Services	Senior Secured Term Loan A (9.60% (LIBOR + 7.00% with 2.00% LIBOR floor), due 1/17/2022)(3)(11)	1/17/2017	73,474	73,474	73,474	2.2%
		Senior Secured Term Loan B (15.10% (LIBOR + 12.50% with 2.00% LIBOR floor), due 1/17/2022)(11)	1/17/2017	78,100	78,100	78,100	2.4%
					151,574	151,574	4.6%
CIFC Funding 2013-III-R, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.98%, due 4/24/2031)(5)(14)	9/12/2013	44,100	29,748	25,748	0.8%
					29,748	25,748	0.8%
CIFC Funding 2013-IV, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 16.76%, due 4/28/2031)(5)(6)(14)	11/14/2013	45,500	32,654	28,569	0.9%
					32,654	28,569	0.9%
CIFC Funding 2014-IV-R, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.92%, due 10/17/2030)(5)(6)(14)	9/3/2014	44,467	30,860	24,709	0.7%
					30,860	24,709	0.7%

See notes to consolidated financial statements.
26

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(45)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

CIFC Funding 2014-V, Ltd.	Structured Finance	Rated Secured Structured Note - Class F (11.09% (LIBOR + 8.50%), due 10/17/2031)(6)(11)(14)(37)	9/27/2018	$10,250	$9,958	$10,248	0.3%
					9,958	10,248	0.3%
CIFC Funding 2016-I, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.63%, due 10/21/2028)(5)(6)(14)	12/21/2016	34,000	31,333	29,989	0.9%
					31,333	29,989	0.9%
Cinedigm DC Holdings, LLC	Entertainment	Senior Secured Term Loan (11.53% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(11)(46)	2/28/2013	16,178	16,128	16,178	0.5%
					16,128	16,178	0.5%
Class Valuation, LLC (f/k/a Class Appraisal, LLC)	Real Estate Management & Development	Revolving Line of Credit – $1,500 Commitment (10.58% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/12/2020)(11)(15)	3/12/2018	—	—	—	—%
		Senior Secured Term Loan (10.58% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/10/2023)(3)(11)	3/12/2018	38,852	38,852	38,852	1.2%
					38,852	38,852	1.2%
Columbia Cent CLO 27 Limited	Structured Finance	Rated Secured Structured Note - Class E (10.87% (LIBOR + 8.29%), due 10/25/2028)(11)(14)(37)	10/25/2018	7,450	7,235	7,436	0.2%
					7,235	7,436	0.2%
Columbia Cent CLO 27 Limited	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 16.18%, due 10/25/2028)(5)(14)	1/15/2014	40,275	22,206	23,808	0.7%
					22,206	23,808	0.7%
Coverall North America, Inc.	Commercial Services & Supplies	Senior Secured Term Loan A (8.60% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	11/2/2015	8,475	8,475	8,475	0.3%
		Senior Secured Term Loan B (13.60% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	11/2/2015	23,375	23,375	23,375	0.7%
					31,850	31,850	1.0%
CP VI Bella Midco	IT Services	Second Lien Term Loan (9.15% (LIBOR + 6.75%), due 12/29/2025)(3)(8)(13)	2/26/2018	15,750	15,703	15,703	0.5%
					15,703	15,703	0.5%
Digital Room, LLC	Commercial Services & Supplies	First Lien Term Loan (7.40% (LIBOR + 5.00%), due 5/21/2026)(3)(8)(13)	5/29/2019	10,000	9,852	10,000	0.3%
		Second Lien Term Loan (11.40% (LIBOR + 9.00%), due 5/21/2027)(3)(8)(13)	5/30/2019	70,000	70,000	70,000	2.1%
					79,852	80,000	2.4%
Dunn Paper, Inc.	Paper & Forest Products	Second Lien Term Loan (11.15% (LIBOR + 8.75% with 1.00% LIBOR floor), due 8/26/2023)(3)(8)(13)	10/7/2016	11,500	11,361	11,500	0.3%
					11,361	11,500	0.3%
Dynatrace, LLC	Software	Second Lien Term Loan (9.40% (LIBOR + 7.00%), due 8/23/2026)(3)(8)(13)	8/31/2018	2,735	2,729	2,735	0.1%
					2,729	2,735	0.1%
Easy Gardener Products, Inc.	Household Durables	Senior Secured Term Loan (12.60% (LIBOR + 10.00% with 0.25% LIBOR floor), due 09/30/2020)(3)(11)	10/2/2015	15,888	15,888	10,252	0.3%
					15,888	10,252	0.3%

See notes to consolidated financial statements.
27

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(45)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Engine Group, Inc.(7)	Media	Senior Secured Term Loan (7.33% (LIBOR + 5.00% with 1.00% LIBOR floor), due 9/15/2022)(8)(11)	9/25/2017	$4,334	$4,334	$3,921	0.1%
		Second Lien Term Loan (11.33% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/15/2023)(3)(8)(11)	9/25/2017	35,000	35,000	30,580	0.9%
					39,334	34,501	1.0%
EXC Holdings III Corp	Technology Hardware, Storage & Peripherals	Second Lien Term Loan (10.10% (LIBOR + 7.50% with 1.00% LIBOR floor), due 12/01/2025)(3)(8)(11)	12/5/2017	12,500	12,400	12,400	0.4%
					12,400	12,400	0.4%
Galaxy XV CLO, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.11%, due 10/15/2030)(5)(14)	3/14/2013	50,525	36,037	28,398	0.9%
					36,037	28,398	0.9%
Galaxy XXVII CLO, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 9.63%, due 5/16/2031)(5)(14)	11/5/2013	24,575	16,644	12,275	0.4%
					16,644	12,275	0.4%
Galaxy XXVIII CLO, Ltd.	Structured Finance	Rated Secured Structured Note - Class F (11.08% (LIBOR + 8.48%), due 7/15/2031)(6)(11)(14)(37)	7/16/2018	6,658	6,188	6,648	0.2%
					6,188	6,648	0.2%
Galaxy XXVIII CLO, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.33%, due 7/15/2031)(5)(6)(14)	6/27/2014	39,905	29,850	19,976	0.6%
					29,850	19,976	0.6%
Global Tel*Link Corporation	Diversified Telecommunication Services	Second Lien Term Loan (10.65% (LIBOR + 8.25%), due 11/29/2026)(3)(8)(13)	12/4/2018	26,750	26,311	26,311	0.8%
					26,311	26,311	0.8%
GlobalTranz Enterprises, Inc.	Air Freight & Logistics	Second Lien Term Loan (10.64% (LIBOR + 8.25%), due 5/15/2027)(3)(8)(13)	5/15/2019	12,500	12,500	12,233	0.4%
					12,500	12,233	0.4%
H.I.G. ECI Merger Sub, Inc.	IT Services	Senior Secured Term Loan A (8.10% (LIBOR + 5.50% with 1.50% LIBOR floor), due 5/31/2023)(3)(11)	5/31/2018	44,240	44,240	44,240	1.3%
		Senior Secured Term Loan B (13.10% (LIBOR + 10.50% with 1.50% LIBOR floor), due 5/31/2023)(3)(11)	5/31/2018	29,900	29,900	28,843	0.9%
					74,140	73,083	2.2%
Halcyon Loan Advisors Funding 2012-1 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 8/15/2023)(5)(14)(17)	8/15/2012	23,188	3,786	—	—%
					3,786	—	—%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 4/15/2025)(5)(14)(17)	3/28/2013	40,400	19,984	5,563	0.2%
					19,984	5,563	0.2%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 4/18/2026)(5)(14)(17)	3/6/2014	24,500	11,822	4,243	0.1%
					11,822	4,243	0.1%
Halcyon Loan Advisors Funding 2014-2 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 4/28/2025)(5)(6)(14)(17)	4/28/2014	41,164	21,322	3,921	0.1%

See notes to consolidated financial statements.
28

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(45)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

					21,322	3,921	0.1%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.87%, due 10/18/2027)(5)(6)(14)	9/3/2015	$39,598	$32,784	$27,783	0.8%
					32,784	27,783	0.8%
HALYARD MD OPCO, LLC	Media	Revolving Line of Credit – $2,000 Commitment (10.33% (LIBOR + 8.00%), due 2/6/2020)(11)(15)	8/6/2018	—	—	—	—%
		First Lien Term Loan (10.33% (LIBOR + 8.00% with 2.00% LIBOR floor), due 8/6/2023)(3)(11)	8/6/2018	11,550	11,550	11,550	0.3%
					11,550	11,550	0.3%
HarbourView CLO VII-R, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 19.31%, due 7/18/2031)(5)(6)(14)	6/10/2015	19,025	13,507	12,690	0.4%
					13,507	12,690	0.4%
Help/Systems Holdings, Inc.	Software	Second Lien Term Loan (10.08% (LIBOR + 7.75%), due 3/27/2026)(3)(8)(11)	4/17/2018	12,499	12,457	12,457	0.4%
					12,457	12,457	0.4%
Inpatient Care Management Company, LLC	Health Care Providers & Services	Senior Secured Term Loan (10.60% (LIBOR + 8.00% with 1.00% LIBOR floor), due 6/8/2021)(3)(11)	6/8/2016	19,313	19,313	19,000	0.6%
					19,313	19,000	0.6%
Janus International Group, LLC	Building Products	Second Lien Term Loan (10.15% (LIBOR + 7.75% with 1.00% LIBOR floor), due 2/12/2026)(3)(8)(13)	2/22/2018	20,000	19,842	19,842	0.6%
					19,842	19,842	0.6%
JD Power and Associates	Capital Markets	Second Lien Term Loan (10.90% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/7/2024)(3)(8)(13)	9/16/2016	25,222	25,084	25,222	0.8%
					25,084	25,222	0.8%
Jefferson Mill CLO Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.08%, due 10/20/2031)(5)(6)(14)	7/28/2015	23,594	18,306	12,172	0.4%
					18,306	12,172	0.4%
K&N Parent, Inc.	Auto Components	Second Lien Term Loan (11.15% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/21/2024)(3)(8)(13)	10/28/2016	25,887	25,450	25,450	0.8%
					25,450	25,450	0.8%
Keystone Acquisition Corp.(36)	Health Care Providers & Services	Second Lien Term Loan (11.58% (LIBOR + 9.25% with 1.00% LIBOR floor), due 5/1/2025)(3)(8)(11)	5/18/2017	50,000	50,000	50,000	1.5%
					50,000	50,000	1.5%
LCM XIV Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 14.10%, due 7/21/2031)(5)(14)	7/11/2013	49,934	27,938	20,663	0.6%
					27,938	20,663	0.6%
Madison Park Funding IX, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 8/15/2022)(5)(14)(17)	7/18/2012	43,110	1,949	1,109	—%
					1,949	1,109	—%
Maverick Healthcare Equity, LLC	Health Care Providers & Services	Preferred Units (10.00%, 1,250,000 units)(16)	10/31/2007	—	—	—	—%
		Class A Common Units (1,250,000 units)(16)	10/31/2007	—	—	—	—%
					—	—	—%
MedMark Services, Inc.(41)	Health Care Providers & Services	Second Lien Term Loan (10.77% (LIBOR + 8.25% with 1.00% LIBOR floor), due 3/1/2025)(3)(8)(13)	3/16/2018	7,000	6,943	6,943	0.2%
					6,943	6,943	0.2%

See notes to consolidated financial statements.
29

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(45)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Mobile Posse, Inc.	Media	First Lien Term Loan (10.83% (LIBOR + 8.50% with 2.00% LIBOR floor), due 4/3/2023)(3)(11)	4/3/2018	20,500	20,500	20,500	0.6%
					20,500	20,500	0.6%
Mountain View CLO 2013-I Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.70%, due 10/15/2030)(5)(14)	5/1/2013	$43,650	$29,166	$20,919	0.6%
					29,166	20,919	0.6%
Mountain View CLO IX Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 18.79%, due 7/15/2031)(5)(6)(14)	6/25/2015	47,830	29,152	31,107	0.9%
					29,152	31,107	0.9%
MRP Holdco, Inc.	Professional Services	Senior Secured Term Loan A (7.41% (LIBOR + 5.00% with 1.50% LIBOR floor), due 4/17/2024)(3)(13)	4/17/2018	53,963	53,963	53,963	1.6%
		Senior Secured Term Loan B (11.41% (LIBOR + 9.00% with 1.50% LIBOR floor), due 4/17/2024)(13)	4/17/2018	55,000	55,000	55,000	1.7%
					108,963	108,963	3.3%
Octagon Investment Partners XV, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.68%, due 7/19/2030)(5)(6)(14)	2/20/2013	42,064	33,148	26,239	0.8%
					33,148	26,239	0.8%
Octagon Investment Partners 18-R Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 16.97%, due 4/16/2031)(5)(6)(14)	8/17/2015	46,016	27,307	24,629	0.7%
					27,307	24,629	0.7%
Pearl Intermediate Parent LLC	Health Care Providers & Services	Second Lien Term Loan (8.65% (LIBOR + 6.25%), due 2/15/2026)(3)(8)(13)	2/28/2018	5,000	4,979	4,979	0.2%
					4,979	4,979	0.2%
PeopleConnect Intermediate, LLC	Interactive Media & Services	Revolving Line of Credit – $1,000 Commitment (12.10% (LIBOR + 9.50% with 1.00% LIBOR floor), due 7/1/2020)(11)(15)	7/1/2015	500	500	500	—%
		Senior Secured Term Loan A (9.10% (LIBOR + 6.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	7/1/2015	17,741	17,741	17,741	0.5%
		Senior Secured Term Loan B (15.10% (LIBOR + 12.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	7/1/2015	19,620	19,620	19,620	0.6%
					37,861	37,861	1.1%
PG Dental Holdings New Jersey, LLC	Health Care Providers & Services	Delayed Draw Term Loan – $5,000 Commitment (10.00% (LIBOR + 7.25% with 2.75% LIBOR floor), due 5/31/2024)(11)(15)	5/31/2019	—	—	—	—%
		Senior Secured Term Loan (10.00% (LIBOR + 7.25% with 2.75% LIBOR floor), due 5/31/2024)(3)(11)	5/31/2019	22,760	22,760	22,760	0.7%
					22,760	22,760	0.7%
PGX Holdings, Inc.	Diversified Consumer Services	Second Lien Term Loan (11.41% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(13)	9/29/2014	100,091	100,091	100,091	3.0%
					100,091	100,091	3.0%
PlayPower, Inc.	Leisure Products	First Lien Term Loan (7.90% (LIBOR + 5.50%), due 5/10/2026)(3)(8)(13)	5/16/2019	6,500	6,436	6,436	0.2%
					6,436	6,436	0.2%

See notes to consolidated financial statements.
30

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(45)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Research Now Group, Inc. & Survey Sampling International LLC	Professional Services	First Lien Term Loan (8.08% (LIBOR + 5.50% with 1.00% LIBOR floor), due 12/20/2024)(3)(8)(13)	1/5/2018	9,850	9,440	9,850	0.3%
		Second Lien Term Loan (12.08% (LIBOR + 9.50% with 1.00% LIBOR floor), due 12/20/2025)(3)(8)(13)	1/5/2018	50,000	47,176	49,850	1.5%
					56,616	59,700	1.8%
RGIS Services, LLC	Commercial Services & Supplies	Senior Secured Term Loan (10.08% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(3)(8)(11)	4/20/2017	$4,407	$4,237	$3,659	0.1%
		Senior Secured Term Loan (10.02% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(3)(8)(11)	4/20/2017	5,021	4,828	4,169	0.1%
		Senior Secured Term Loan (9.90% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(3)(8)(13)	4/20/2017	10,136	9,746	8,416	0.3%
					18,811	16,244	0.5%
RME Group Holding Company	Media	Senior Secured Term Loan A (8.33% (LIBOR + 6.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	5/4/2017	28,396	28,396	28,302	0.8%
		Senior Secured Term Loan B (13.33% (LIBOR + 11.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	5/4/2017	22,599	22,599	22,431	0.7%
					50,995	50,733	1.5%
Rocket Software, Inc.	Software	Second Lien Term Loan (10.65% (LIBOR + 8.25%), due 11/27/2026)(3)(8)(13)	12/7/2018	50,000	49,537	49,537	1.5%
					49,537	49,537	1.5%
Romark WM-R Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.39%, due 4/20/2031)(5)(6)(14)	5/15/2014	27,725	22,708	16,046	0.5%
					22,708	16,046	0.5%
Rosa Mexicano	Hotels, Restaurants & Leisure	Revolving Line of Credit – $1,000 Commitment (9.83% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023(11)(15)	3/29/2018	—	—	—	—%
		Senior Secured Term Loan (9.83% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023(3)(11)	3/29/2018	27,252	27,252	27,252	0.8%
					27,252	27,252	0.8%
SCS Merger Sub, Inc.	IT Services	Second Lien Term Loan (11.90% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)(3)(8)(13)	11/6/2015	20,000	19,679	20,000	0.6%
					19,679	20,000	0.6%
Securus Technologies Holdings, Inc.	Communications Equipment	Second Lien Term Loan (10.58% (LIBOR + 8.25% with 1.00% LIBOR floor), due 11/01/2025)(3)(8)(11)	11/3/2017	50,662	50,503	48,760	1.5%
					50,503	48,760	1.5%
SEOTownCenter, Inc.	IT Services	Senior Secured Term Loan A (9.83% (LIBOR + 7.50% with 2.00% LIBOR floor), due 4/07/2023)(3)(11)	4/10/2018	26,000	26,000	26,000	0.8%
		Senior Secured Term Loan B (14.83% (LIBOR + 12.50% with 2.00% LIBOR floor), due 4/07/2023)(3)(11)	4/10/2018	19,000	19,000	19,000	0.6%
					45,000	45,000	1.4%
SESAC Holdco II LLC	Entertainment	Second Lien Term Loan (9.65% (LIBOR + 7.25% with 1.00% LIBOR floor), due 2/23/2025)(3)(8)(13)	3/2/2017	8,000	7,955	7,955	0.2%
					7,955	7,955	0.2%

See notes to consolidated financial statements.
31

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(45)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

SMG US Midco	Hotels, Restaurants & Leisure	Second Lien Term Loan (9.40% (LIBOR + 7.00%), due 1/23/2026)(3)(8)(13)	1/23/2018	7,500	7,485	7,485	0.2%
					7,485	7,485	0.2%
Sorenson Communications, LLC	Diversified Telecommunication Services	First Lien Term Loan (8.83% (LIBOR + 6.50%), due 4/29/2024(3)(11)	5/8/2019	10,000	9,923	9,923	0.3%
					9,923	9,923	0.3%
Spectrum Holdings III Corp	Health Care Equipment & Supplies	Second Lien Term Loan (9.40% (LIBOR + 7.00% with 1.00% LIBOR floor), due 1/31/2026)(3)(8)(13)	2/13/2018	$7,500	$7,469	$7,144	0.2%
					7,469	7,144	0.2%
Strategic Materials	Household Durables	Second Lien Term Loan (10.33% (LIBOR + 7.75% with 1.00% LIBOR floor), due 11/1/2025)(3)(8)(11)	11/1/2017	7,000	6,945	5,523	0.2%
					6,945	5,523	0.2%
Stryker Energy, LLC	Energy Equipment & Services	Overriding Royalty Interests(43)	12/4/2006		—	—	—%
					—	—	—%
Sudbury Mill CLO Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 1/17/2026)(5)(14)(17)	12/5/2013	28,200	15,225	6,834	0.2%
					15,225	6,834	0.2%
Symphony CLO XIV, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 7/14/2026)(5)(6)(14)(17)	5/29/2014	49,250	31,246	18,847	0.6%
					31,246	18,847	0.6%
Symphony CLO XV, Ltd.	Structured Finance	Rated Secured Structured Note - Class F (11.28% (LIBOR + 8.68%), due 1/17/2032)(11)(14)(37)	12/24/2018	12,000	11,396	11,950	0.4%
					11,396	11,950	0.4%
Symphony CLO XV, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 11.98%, due 1/17/2032)(5)(14)	11/17/2014	63,831	44,076	22,965	0.7%
					44,076	22,965	0.7%
TGP HOLDINGS III LLC	Household Durables	Second Lien Term Loan (10.83% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/25/2025)(8)(11)	10/3/2017	3,000	2,965	2,965	0.1%
					2,965	2,965	0.1%
TouchTunes Interactive Networks, Inc.	Entertainment	Second Lien Term Loan (10.68% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(3)(8)(13)	6/5/2015	12,194	12,138	12,194	0.4%
					12,138	12,194	0.4%
Town & Country Holdings, Inc.	Distributors	First Lien Term Loan (10.83% (LIBOR + 8.50% with 1.50% LIBOR floor), due 1/26/2023)(3)(11)	1/26/2018	172,815	172,815	171,271	5.2%
					172,815	171,271	5.2%
Transplace Holdings, Inc.	Transportation Infrastructure	Second Lien Term Loan (11.15% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/6/2025)(3)(8)(13)	10/16/2017	28,104	27,578	28,104	0.9%
					27,578	28,104	0.9%
Turning Point Brands, Inc.(42)	Tobacco	Second Lien Term Loan (9.40% (LIBOR + 7.00%), due 3/7/2024)(3)(8)(13)	2/17/2017	14,500	14,419	14,500	0.4%
					14,419	14,500	0.4%
Universal Fiber Systems, LLC	Textiles, Apparel & Luxury Goods	Second Lien Term Loan (11.91% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)(3)(8)(13)	10/16/2015	37,000	36,657	36,657	1.1%

See notes to consolidated financial statements.
32

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2019
Portfolio Company	Industry	Investments(1)(45)	Acquisition Date(51)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

					36,657	36,657	1.1%
USG Intermediate, LLC	Leisure Products	Revolving Line of Credit – $2,000 Commitment (11.66% (LIBOR + 9.25% with 1.00% LIBOR floor), due 8/24/2019)(13)(15)	4/15/2015	$800	$800	$800	—%
		Senior Secured Term Loan A (9.16% (LIBOR + 6.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(13)	4/15/2015	6,387	6,387	6,387	0.2%
		Senior Secured Term Loan B (14.16% (LIBOR + 11.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(13)	4/15/2015	19,245	19,245	19,245	0.6%
		Equity(16)	4/15/2015	—	1	—	—%
					26,433	26,432	0.8%
UTZ Quality Foods, LLC	Food Products	Second Lien Term Loan (9.65% (LIBOR + 7.25%), due 11/21/2025)(3)(8)(13)	11/28/2017	10,000	9,900	9,900	0.3%
					9,900	9,900	0.3%
VC GB Holdings, Inc.	Household Durables	Subordinated Secured Term Loan (10.40% (LIBOR + 8.00% with 1.00% LIBOR floor), due 2/28/2025)(3)(8)(13)	2/28/2017	3,720	3,493	3,720	0.1%
					3,493	3,720	0.1%
Venio LLC	Professional Services	Second Lien Term Loan (4.00% plus 10.10% PIK (LIBOR + 7.50% with 2.50% LIBOR floor), due 2/19/2020)(11)(46)	2/19/2014	24,382	22,519	21,515	0.7%
					22,519	21,515	0.7%
Voya CLO 2012-2, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	8/28/2012	38,070	450	516	—%
					450	516	—%
Voya CLO 2012-3, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	10/18/2012	46,632	—	516	—%
					—	516	—%
Voya CLO 2012-4, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 10.37%, due 10/16/2028)(5)(14)	11/29/2012	40,613	31,046	27,193	0.8%
					31,046	27,193	0.8%
Voya CLO 2014-1, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 13.21%, due 4/18/2031)(5)(6)(14)	3/13/2014	40,773	29,978	22,515	0.7%
					29,978	22,515	0.7%
Voya CLO 2016-3, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.29%, due 10/20/2031)(5)(6)(14)	10/27/2016	28,100	27,265	21,003	0.6%
					27,265	21,003	0.6%
Voya CLO 2017-3, Ltd.	Structured Finance	Subordinated Structured Note (Residual Interest, current yield 12.44%, due 7/20/2030)(5)(6)(14)	7/12/2017	44,885	50,244	42,872	1.3%
					50,244	42,872	1.3%
VT Topco, Inc.	Commercial Services & Supplies	Second Lien Term Loan (9.33% (LIBOR + 7.00%), due 8/17/2026)(3)(8)(11)	8/23/2018	7,000	6,969	6,969	0.2%
					6,969	6,969	0.2%
Wink Holdco, Inc.	Insurance	Second Lien Term Loan (9.16% (LIBOR + 6.75% with 1.00% LIBOR floor), due 12/1/2025)(3)(8)(13)	12/12/2017	3,000	2,988	2,988	0.1%
					2,988	2,988	0.1%
Total Non-Control/Non-Affiliate Investments (Level 3)					$3,368,880	$3,100,947	93.8%

Total Portfolio Investments (Level 3)					$5,932,302	$5,653,553	171.0%

See notes to consolidated financial statements.
33

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019

(1)
The terms “Prospect,” “the Company,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise. The securities in which Prospect has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. Unless otherwise indicated by endnote 10 below, all of our investments are valued using significant unobservable inputs. In accordance with ASC 820, such investments are classified as Level 3 within the fair value hierarchy. See Notes 2 and 3 within the accompanying notes to consolidated financial statements for further discussion.

(3)
Security, or a portion thereof, is held by Prospect Capital Funding LLC (“PCF”), our wholly owned subsidiary and a bankruptcy remote special purpose entity, and is pledged as collateral for the Revolving Credit Facility and such security is not available as collateral to our general creditors (see Note 4). The fair values of the investments held by PCF at September 30, 2019 and June 30, 2019 were $1,524,806 and $1,636,067, respectively, representing 28.0% and 28.9% of our total investments, respectively.

(4)	In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(5)
This investment is in the equity class of the collateralized loan obligation (“CLO”) security, which is referred to as “Subordinated Structured Note,” or “SSN”. The SSN investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(6)	Co-investment with another fund managed by an affiliate of our investment adviser, Prospect Capital Management L.P. See Note 13 for further discussion.

(7)	Engine Group, Inc., Clearstream.TV, Inc., and ORC International, Inc., are joint borrowers on the senior secured and the second lien term loans.

(8)	Syndicated investment which was originated by a financial institution and broadly distributed.

(9)	Medusind Acquisition, Inc., Medusind Intermediate, Inc., Medusind Solutions Inc. and Medusind Inc. are joint borrowers.

(10)
This investment represents a Level 2 security in the ASC 820 table as of September 30, 2019. See Notes 2 and 3 within the accompanying notes to consolidated financial statements for further discussion.

(11)
The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 2.09% and 2.32% at September 30, 2019 and June 30, 2019, respectively. The current base rate for each investment may be different from the reference rate on September 30, 2019 and June 30, 2019.

(12)
The interest rate on these investments is subject to the base rate of 2-Month LIBOR, which was 2.07% and 2.33% at September 30, 2019 and June 30, 2019, respectively. The current base rate for each investment may be different from the reference rate on September 30, 2019 and June 30, 2019.

(13)
The interest rate on these investments is subject to the base rate of 1-Month LIBOR, which was 2.02% and 2.40% at September 30, 2019 and June 30, 2019, respectively. The current base rate for each investment may be different from the reference rate on September 30, 2019 and June 30, 2019.

(14)
Investment has been designated as an investment not “qualifying” under Section 55(a) of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2019 and June 30, 2019, our qualifying assets, as a percentage of total assets, stood at 73.04% and 73.85%, respectively. We monitor the status of these assets on an ongoing basis.

(15)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 5.00%. As of September 30, 2019 and June 30, 2019, we had $22,439 and $23,375, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies.

See notes to consolidated financial statements.
34

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

(16)	Represents non-income producing security that has not paid a dividend in the year preceding the reporting date.

(17)
The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost. If an investment has been impaired upon being called, any future distributions will be recorded as a return of capital. To the extent that the impaired cost basis of the SSN is fully recovered, any future distributions will be recorded as realized gains.

(18)
Ellett Brothers, LLC, Evans Sports, Inc., Jerry’s Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc., and Outdoor Sports Headquarters, Inc. are joint borrowers on the second lien term loan. United Sporting Companies, Inc. (“USC”) is a parent guarantor of this debt investment, and is 100% owned by SportCo Holdings, Inc. (“SportCo”). Prospect previously held a 3.48% equity interest in SportCo and following an additional issuance of common stock by SportCo, Prospect’s ownership increased to 22.0% as of September 30, 2018. As a result, Prospect’s investment in USC is classified as an affiliate investment beginning the period ended September 30, 2018. In June 2019, USC filed for Chapter 11 bankruptcy and began liquidating its remaining assets. During the three months ended September 30, 2019, USC used a portion of the proceeds from the ongoing liquidation to partially repay $19,528 of our Second Lien Term Loan.

(19)
CCPI Holdings Inc., a consolidated entity in which we own 100% of the common stock, held 94.59% of CCPI Inc. (“CCPI”), the operating company, as of June 30, 2018. On March 1, 2019, we sold our 94.59% common equity interest in CCPI for $18,865 in net proceeds. Concurrently, CCPI fully repaid the $2,797 Senior Secured Term Loan A and the $17,566 Senior Secured Term Loan B receivable to us. We recorded a realized gain of $12,105 on the sale of our equity position in CCPI. In connection with the sale, there is $2,364 being held in escrow that is due to us, which will be recognized as an additional realized gain when received.

(20)
CP Holdings of Delaware LLC (“CP Holdings”), a consolidated entity in which we own 100% of the membership interests, owns 99.8% of CP Energy Services Inc. (“CP Energy”) as of September 30, 2019 and June 30, 2019. CP Energy owns directly or indirectly 100% of each of CP Well Testing, LLC; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. We report CP Energy as a separate controlled company. On April 6, 2018, Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a previously controlled portfolio company, merged with and into CP Energy, with CP Energy continuing as the surviving corporation. In June 2019, CP Energy purchased a controlling interest in the common equity of Spartan Energy Holdings, Inc. (“Spartan Holdings”), which owns 100% of Spartan Energy Services, LLC (“Spartan”), a portfolio company of Prospect with $34,399 in senior secured term loans (the “Spartan Term Loans”) due to us as of June 30, 2019 and September 30, 2019. As a result of CP Energy’s purchase, and given Prospect’s controlling interest in CP Energy, we report our investments in Spartan as control investments beginning June 30, 2019. Spartan remains the direct borrower and guarantor to Prospect for the Spartan Term Loans (See Note 14).

(21)
Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a consolidated entity in which we own 100% of the membership interests, owns 98.80% and 98.41% of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC (“Credit Central”)) as of September 30, 2019 and June 30, 2019, respectively. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC, the operating companies. We report Credit Central as a separate controlled company.

(22)	Prospect holds an 11.51% membership interest in Edmentum Ultimate Holdings, LLC (“Edmentum Holdings”), which owns 100% of the equity of Edmentum, Inc.

(23)
First Tower Holdings of Delaware LLC (“First Tower Delaware”), a consolidated entity in which we own 100% of the membership interests, owns 80.1% of First Tower Finance Company LLC (“First Tower Finance”), which owns 100% of First Tower, LLC, the operating company as of September 30, 2019 and June 30, 2019. We report First Tower Finance as a separate controlled company.

(24)
Energy Solutions Holdings Inc., a consolidated entity in which we own 100% of the equity, owns 100% of Freedom Marine Solutions, LLC (“Freedom Marine”), which owns Vessel Company, LLC, Vessel Company II, LLC and Vessel Company III, LLC. We report Freedom Marine as a separate controlled company.

(25)
MITY Holdings of Delaware Inc. (“MITY Delaware”), a consolidated entity in which we own 100% of the common stock, owns 100% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”). MITY owns 100% of each of MITY-Lite, Inc. (“Mity-Lite”); Broda Enterprises USA, Inc.; and Broda Enterprises ULC (“Broda Canada”). We report MITY as a separate controlled company. Our subordinated unsecured note issued and outstanding to Broda Canada is denominated in Canadian Dollars (“CAD”). As of September 30, 2019 and June 30, 2019, the principal balance of this note was CAD 7,371. In accordance with ASC 830,

See notes to consolidated financial statements.
35

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Foreign Currency Matters (“ASC 830”), this note was remeasured into our functional currency, US Dollars (USD), and is presented on our Consolidated Schedule of Investments in USD. We formed a separate legal entity domiciled in the United States, MITY FSC, Inc., (“MITY FSC”) in which Prospect owns 100% of the equity. MITY FSC does not have material operations. This entity earns commission payments from MITY-Lite based on its sales to foreign customers, and distributes it to its shareholder.

(26)
NPH Property Holdings, LLC (“NPH”), a consolidated entity in which we own 100% of the membership interests, owns 100% of the common equity of National Property REIT Corp. (“NPRC”) (f/k/a National Property Holdings Corp.), a property REIT which holds investments in several real estate properties. Additionally, NPRC invests in online consumer loans through ACL Loan Holdings, Inc. (“ACLLH”) and American Consumer Lending Limited (“ACLL”), its wholly owned subsidiaries. We report NPRC as a separate controlled company. See Note 3 for further discussion of the properties held by NPRC. During the period from July 1, 2018 to December 27, 2018, we received partial repayments of $21,181 for our loans previously outstanding with NPRC and its wholly owned subsidiaries and $15,000 as a return of capital on our equity investment. Effective December 31, 2018, we amended and restated the terms of our credit agreement with NPRC. As part of the amendment, we increased our investment through a New Term Loan A Secured Note (“New TLA”) in the aggregate principal amount of $433,553 and a New Term Loan B Secured Note (“New TLB”) in the aggregate principal amount of $205,000. Our net operating income interest was revised to a residual profit interest equal to 25% of NPRC’s residual profit, calculated quarterly in arrears. NPRC utilized a portion of the proceeds from the New TLA and New TLB to repay the previously outstanding Senior Secured Term Loan A and Senior Secured Term Loan E. The remaining proceeds of $140,351 were returned to us as a return of capital, reducing our equity investment in NPRC. We received structuring fees of $12,771 as a result of the amendment. Effective July 1, 2019, the residual profit interest is amended to the product of 8.33% of residual profit, calculated quarterly in arrears.

(27)
Nationwide Acceptance Holdings LLC (“Nationwide Holdings”), a consolidated entity in which we own 100% of the membership interests, owns 94.48% of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC), the operating company, as of September 30, 2019 and June 30, 2019. We report Nationwide Loan Company LLC as a separate controlled company. On June 1, 2015, Nationwide Acceptance LLC completed a reorganization and was renamed Nationwide Loan Company LLC (“Nationwide”) and formed two new wholly owned subsidiaries: Pelican Loan Company LLC (“Pelican”) and Nationwide Consumer Loans LLC. Nationwide assigned 100% of the equity interests in its other subsidiaries to Pelican which, in turn, assigned these interests to a new operating company wholly owned by Pelican named Nationwide Acceptance LLC (“New Nationwide”). New Nationwide also assumed the existing senior subordinated term loan due to Prospect.

(28)
NMMB Holdings, Inc. (“NMMB Holdings”), a consolidated entity in which we own 100% of the equity, owns 94.19% and 94.10% of the fully diluted equity of NMMB, Inc. (“NMMB”) as of September 30, 2019 and June 30, 2019, respectively. NMMB owns 100% of Refuel Agency, Inc., which owns 100% of Armed Forces Communications, Inc. We report NMMB as a separate controlled company.

(29)
During the year ended June 30, 2018, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of InterDent, Inc. (“InterDent”) and to appoint a new Board of Directors of InterDent. As a result, Prospect’s investment in InterDent is classified as a control investment.

(30)	Prospect owns 99.96% of the equity of USES Corp. as of September 30, 2019 and June 30, 2019.

(31)
Valley Electric Holdings I, Inc., a consolidated entity in which we own 100% of the common stock, owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), another consolidated entity. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”). Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. We report Valley Electric as a separate controlled company.

(32)
On March 14, 2017, assets previously held by Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) were assigned to Wolf Energy Services Company, LLC, a new wholly owned subsidiary of Wolf Energy Holdings (“Wolf Energy Holdings”), in exchange for a full reduction of Ark-La-Tex’s Senior Secured Term Loan A and a partial reduction of the Senior Secured Term Loan B cost basis, in total equal to $22,145. The cost basis of the transferred assets is equal to the appraised fair value of assets at the time of transfer. During the three months ended June 30, 2017, Ark-La-Tex Term Loan B was written off and a loss of $19,818 was realized. On June 30, 2017, the 18.00% Senior Secured Promissory Note, due April 15, 2018, in Wolf Energy, LLC was contributed to the equity of Wolf Energy LLC. There was no impact from the transaction due to the note being on non-accrual status and having zero cost basis.

(33)	Prospect owns 9.67% of the equity in Targus Cayman HoldCo Limited (“Targus”), the parent company of Targus International LLC (“Targus International”), as of September 30, 2019 and June 30, 2019.

See notes to consolidated financial statements.
36

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

(34)
On December 10, 2018, UTP Holdings Group, Inc. (“UTP Holdings”) purchased all of the voting stock of Universal Turbine Parts, LLC (“UTP”) and appointed a new Board of Directors to UTP Holdings, consisting of three employees of the Investment Advisor. At the time UTP Holdings acquired UTP, UTP Holdings (f/k/a Harbortouch Holdings of Delaware) was a wholly owned holding company controlled by Prospect and therefore Prospect’s investment in UTP is classified as a control investment as of June 30, 2019.

(35)	Centerfield Media Holding Company and Oology Direct Holdings, Inc. are joint borrowers and guarantors on the senior secured loan facilities.

(36)
Keystone Acquisition Corp. is the parent borrower on the second lien term loan. Other joint borrowers on this debt investment include Keystone Peer Review Organization, Inc., KEPRO Acquisitions, Inc., APS Healthcare Bethesda, Inc., Ohio KEPRO, Inc., and APS Healthcare Quality Review, Inc.

(37)	This investment is in the debt class of the CLO security, which is referred to as “Rated Secured Structured Note,” or “RSSN”.

(38)
The consolidated revenue interest is equal to the lesser of (i) 2.0% of consolidated revenue for the twelve-month period ending on the last day of the prior fiscal quarter (or portion thereof) and (ii) 25% of the amount of interest accrued on the Notes at the cash interest rate for such fiscal quarter (or portion thereof).

(39)
As of September 30, 2019 and June 30, 2019, Prospect owns 8.57% of the equity in Encinitas Watches Holdco, LLC (f/k/a Nixon Holdco, LLC), the parent company of Nixon, Inc. On February 26, 2018, Prospect entered into a debt forgiveness agreement with Nixon, Inc., which terminated $17,472 Senior Secured Term Loan receivable due to us. We recorded a realized loss of $14,197 in our Consolidated Statement of Operations for the year ended June 30, 2018 as a result of this transaction.

(40)
On May 29, 2018, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of Pacific World Corporation (“Pacific World”) and to appoint a new Board of Directors of Pacific World. As a result, Prospect’s investment in Pacific World is classified as a control investment.

(41)	BAART Programs, Inc. and MedMark Services, Inc. are joint borrowers of the second lien term loan.

(42)	Turning Point Brands, Inc. and North Atlantic Trading Company, Inc. are joint borrowers and guarantors on the secured loan facility.

(43)	The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(44)	The following shows the composition of our investment portfolio at cost by control designation, investment type and by industry as of September 30, 2019:

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Cost Total
Control Investments
Aerospace & Defense	$59,115	$—	$—	$—	$—	$22,738	$81,853
Commercial Services & Supplies	129,018	—	—	—	6,772	6,849	142,639
Construction & Engineering	43,731	—	—	—	—	26,204	69,935
Consumer Finance	—	350,591	—	—	—	122,439	473,030
Diversified Consumer Services	—	—	—	—	—	2,350	2,350
Energy Equipment & Services	70,644	—	—	—	—	192,225	262,869
Equity Real Estate Investment Trusts (REITs)	433,553	—	—	—	—	62,887	496,440
Health Care Providers & Services	251,904	—	—	—	—	1	251,905
Machinery	—	28,622	—	—	—	6,866	35,488
Media	1,614	—	—	—	—	12,869	14,483
Online Lending	111,317	—	—	—	—	100,949	212,266
Personal Products	213,325	—	—	—	—	27,000	240,325
Trading Companies & Distributors	63,050	—	—	—	—	—	63,050
Total Control Investments	$1,377,271	$379,213	$—	$—	$6,772	$583,377	$2,346,633
See notes to consolidated financial statements.
37

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Cost Total
Affiliate Investments
Distributors	$—	$107,563	$—	$—	$—	$—	$107,563
Diversified Consumer Services	—	6,070	—	—	32,196	6,577	44,843
Textiles, Apparel & Luxury Goods	—		—	—	—	3,771	3,771
Total Affiliate Investments	$—	$113,633	$—	$—	$32,196	$10,348	$156,177
Non-Control/Non-Affiliate Investments
Air Freight & Logistics	$—	$12,500	$—	$—	$—	$—	$12,500
Auto Components	—	25,471	—	—	—	—	25,471
Capital Markets	—	25,090	—	—	—	—	25,090
Commercial Services & Supplies	58,543	175,697	—	—	—	—	234,240
Communications Equipment	9,074	50,510	—	—	—	—	59,584
Consumer Finance	24,190	—	—	—	—	—	24,190
Distributors	172,356	—	—	—	—	—	172,356
Diversified Consumer Services	—	100,091	—	—	—	—	100,091
Diversified Telecommunication Services	19,498	39,303	—	—	—	—	58,801
Entertainment	14,064	12,143	—	—	—	—	26,207
Food Products	—	34,739	—	—	—	—	34,739
Health Care Equipment & Supplies	—	7,470	—	—	—	—	7,470
Health Care Providers & Services	149,885	91,357	—	—	—	—	241,242
Hotels, Restaurants & Leisure	27,002	7,485	—	—	—	—	34,487
Household Durables	15,719	9,913	—	—	—	—	25,632
Household Products	24,625	—	—	—	—	—	24,625
Insurance	—	12,988	—	—	—	—	12,988
Interactive Media & Services	37,011	—	—	—	—	—	37,011
IT Services	269,711	15,705	—	—	—	—	285,416
Leisure Products	31,195	—	—	—	—	1	31,196
Media	66,421	35,000	—	—	—	—	101,421
Paper & Forest Products	—	11,370	—	—	—	—	11,370
Professional Services	118,122	71,737	—	—	—	—	189,859
Real Estate Management & Development	38,642	—	—	—	—	—	38,642
Software	—	62,010	—	—	—	—	62,010
Technology Hardware, Storage & Peripherals	—	12,404	—	—	—	—	12,404
Textiles, Apparel & Luxury Goods	173,761	36,683	—	—	—	—	210,444
Transportation Infrastructure	—	27,599	—	—	—	—	27,599
Structured Finance (A)	—	—	50,254	1,097,618	—	—	1,147,872
Total Non-Control/Non-Affiliate	$1,249,819	$877,265	$50,254	$1,097,618	$—	$1	$3,274,957
Total Portfolio Investment Cost	$2,627,090	$1,370,111	$50,254	$1,097,618	$38,968	$593,726	$5,777,767
The following table shows the composition of our investment portfolio at fair value by control designation, investment type and by industry as of September 30, 2019:

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Fair Value Total	Fair Value % of Net Assets
Control Investments
Aerospace & Defense	$59,115	$—	$—	$—	$—	$31,279	$90,394	2.8%
Commercial Services & Supplies	62,454	—	—	—	—	—	62,454	1.9%
Construction & Engineering	43,731	—	—	—	—	78,343	122,074	3.7%
Consumer Finance	—	353,837	—	—	—	257,171	611,008	18.7%

See notes to consolidated financial statements.
38

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Fair Value Total	Fair Value % of Net Assets
Diversified Consumer Services	$—	$—	$—	$—	$—	$4,502	$4,502	0.1%
Energy Equipment & Services	70,644	—	—	—	—	74,047	144,691	4.4%
Equity Real Estate Investment Trusts (REITs)	433,553	—	—	—	—	421,937	855,490	26.2%
Health Care Providers & Services	206,882	—	—	—	—	—	206,882	6.3%
Machinery	—	28,622	—	—	—	6,801	35,423	1.1%
Media	1,614	—	—	—	—	22,411	24,025	0.7%
Online Lending	111,317	—	—	—	—	2,175	113,492	3.5%
Personal Products	100,445	—	—	—	—	—	100,445	3.1%
Trading Companies & Distributors	26,850	—	—	—	—	—	26,850	0.8%
Total Control Investments	$1,116,605	$382,459	$—	$—	$—	$898,666	$2,397,730	73.6%
Fair Value % of Net Assets	34.3%	11.7%	—%	—%	—%	27.6%	73.6%
Affiliate Investments
Distributors	$—	$3,996	$—	$—	$—	$—	$3,996	0.1%
Diversified Consumer Services	—	6,070	—	—	42,522	3,686	52,278	1.6%
Textiles, Apparel & Luxury Goods	—		—	—	—	16,989	16,989	0.5%
Total Affiliate Investments	$—	$10,066	$—	$—	$42,522	$20,675	$73,263	2.2%
Fair Value % of Net Assets	—%	0.3%	—%	—%	1.3%	0.6%	2.2%
Non-Control/Non-Affiliate Investments
Air Freight & Logistics	$—	$12,439	$—	$—	$—	$—	$12,439	0.4%
Auto Components	—	25,471	—	—	—	—	25,471	0.8%
Capital Markets	—	25,222	—	—	—	—	25,222	0.8%
Commercial Services & Supplies	56,414	175,952	—	—	—	—	232,366	7.1%
Communications Equipment	9,074	46,290	—	—	—	—	55,364	1.7%
Consumer Finance	24,563	—	—	—	—	—	24,563	0.8%
Distributors	169,782	—	—	—	—	—	169,782	5.2%
Diversified Consumer Services	—	100,091	—	—	—	—	100,091	3.1%
Diversified Telecommunication Services	19,498	39,303	—	—	—	—	58,801	1.8%
Electronic Equipment, Instruments & Components	—	—	—	—	—	2,275	2,275	0.1%
Entertainment	14,114	12,194	—	—	—	—	26,308	0.8%
Food Products	—	34,935	—	—	—	—	34,935	1.1%
Health Care Equipment & Supplies	—	6,982	—	—	—	—	6,982	0.2%
Health Care Providers & Services	147,838	91,354	—	—	—	—	239,192	7.3%
Hotels, Restaurants & Leisure	27,002	7,485	—	—	—	—	34,487	1.1%
Household Durables	8,901	8,557	—	—	—	—	17,458	0.5%
Household Products	24,625	—	—	—	—	—	24,625	0.8%
Insurance	—	12,988	—	—	—	—	12,988	0.4%
Interactive Media & Services	37,011	—	—	—	—	—	37,011	1.1%
IT Services	269,104	15,750	—	—	—	—	284,854	8.7%
Leisure Products	31,195	—	—	—	—	—	31,195	1.0%
Media	66,308	32,156	—	—	—	—	98,464	3.0%
Paper & Forest Products	—	11,500	—	—	—	—	11,500	0.4%
Professional Services	118,514	74,503	—	—	—	—	193,017	5.9%
Real Estate Management & Development	38,642	—	—	—	—	—	38,642	1.2%
Software	—	60,210	—	—	—	—	60,210	1.8%
Technology Hardware, Storage & Peripherals	—	12,404	—	—	—	—	12,404	0.4%
Textiles, Apparel & Luxury Goods	173,761	36,683	—	—	—	—	210,444	6.5%

See notes to consolidated financial statements.
39

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Fair Value Total	Fair Value % of Net Assets
Transportation Infrastructure	$—	$28,070	$—	$—	$—	$—	$28,070	0.9%
Structured Finance (A)	—	—	52,139	818,268	—	—	870,407	26.7%
Total Non-Control/Non-Affiliate	$1,236,346	$870,539	$52,139	$818,268	$—	$2,275	$2,979,567	91.4%
Fair Value % of Net Assets	37.9%	26.7%	1.6%	25.1%	—%	0.1%	91.4%
Total Portfolio	$2,352,951	$1,263,064	$52,139	$818,268	$42,522	$921,616	$5,450,560	167.2%
Fair Value % of Net Assets	72.2%	38.7%	1.6%	25.1%	1.3%	28.3%	167.2%
(A) Our RSSN and SSN investments do not have industry concentrations and as such have been separated in the tables above.
(B) Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.

(45)	The following table shows the composition of our investment portfolio at cost by control designation, investment type and by industry as of June 30, 2019:

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Cost Total
Control Investments
Aerospace & Defense	$54,841	$—	$—	$—	$—	$22,738	$77,579
Commercial Services & Supplies	126,505	—	—	—	6,915	6,849	140,269
Construction & Engineering	43,731	—	—	—	—	26,204	69,935
Consumer Finance	—	348,606	—	—	—	116,839	465,445
Energy Equipment & Services	69,447	—	—	—	—	192,216	261,663
Equity Real Estate Investment Trusts (REITs)	433,553	—	—	—	—	62,887	496,440
Health Care Providers & Services	248,872	—	—	—	—	1	248,873
Machinery	—	28,622	—	—	—	6,866	35,488
Media	3,114	—	—	—	—	12,869	15,983
Online Lending	172,000	—	—	—	—	100,949	272,949
Personal Products	212,969	—	—	—	—	25,000	237,969
Trading Companies & Distributors	63,213	—	—	—	—	—	63,213
Total Control Investments	$1,428,245	$377,228	$—	$—	$6,915	$573,418	$2,385,806
Affiliate Investments
Distributors	$—	$127,091	$—	$—	$—	$—	$127,091
Diversified Consumer Services	—	8,159	—	—	32,018	6,577	46,754
Textiles, Apparel & Luxury Goods	—	—	—	—	—	3,771	3,771
Total Affiliate Investments	$—	$135,250	$—	$—	$32,018	$10,348	$177,616
Non-Control/Non-Affiliate Investments
Air Freight & Logistics	$—	$12,500	$—	$—	$—	$—	$12,500
Auto Components	—	25,450	—	—	—	—	25,450
Building Products	—	19,842	—	—	—	—	19,842
Capital Markets	—	25,084	—	—	—	—	25,084
Commercial Services & Supplies	60,513	175,674	—	—	—	—	236,187
Communications Equipment	—	50,503	—	—	—	—	50,503
Consumer Finance	22,333	—	—	—	—	—	22,333
Distributors	172,815	—	—	—	—	—	172,815
Diversified Consumer Services	—	100,091	—	—	—	—	100,091
Diversified Telecommunication Services	9,923	26,311	—	—	—	—	36,234

See notes to consolidated financial statements.
40

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Cost Total
Entertainment	16,128	20,093	—	—	—	—	36,221
Food Products	$—	$34,729	$—	$—	$—	$—	34,729
Health Care Equipment & Supplies	33,673	7,469	—	—	—	—	$41,142
Health Care Providers & Services	125,265	96,284	—	—	—	—	221,549
Hotels, Restaurants & Leisure	27,252	7,485	—	—	—	—	34,737
Household Durables	15,888	13,403	—	—	—	—	29,291
Household Products	24,688	—	—	—	—	—	24,688
Insurance	—	12,988	—	—	—	—	12,988
Interactive Media & Services	37,861	—	—	—	—	—	37,861
IT Services	270,714	35,382	—	—	—	—	306,096
Leisure Products	32,868	—	—	—	—	1	32,869
Media	87,379	35,000	—	—	—	—	122,379
Paper & Forest Products	—	11,361	—	—	—	—	11,361
Professional Services	118,403	69,695	—	—	—	—	188,098
Real Estate Management & Development	38,852	—	—	—	—	—	38,852
Software	—	64,723	—	—	—	—	64,723
Technology Hardware, Storage & Peripherals	—	12,400	—	—	—	—	12,400
Textiles, Apparel & Luxury Goods	190,678	36,657	—	—	—	—	227,335
Tobacco	—	14,419	—	—	—	—	14,419
Transportation Infrastructure	—	27,578	—	—	—	—	27,578
Structured Finance (A)	—	—	44,774	1,103,751	—	—	1,148,525
Total Non-Control/Non-Affiliate	$1,285,233	$935,121	$44,774	$1,103,751	$—	$1	$3,368,880
Total Portfolio Investment Cost	$2,713,478	$1,447,599	$44,774	$1,103,751	$38,933	$583,767	$5,932,302

The following table shows the composition of our investment portfolio at fair value by control designation, investment type and by industry as of June 30, 2019:

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Fair Value Total	Fair Value % of Net Assets
Control Investments
Aerospace & Defense	$54,841	$—	$—	$—	$—	$34,860	$89,701	2.7%
Commercial Services & Supplies	62,627	—	—	—	—	—	62,627	1.9%
Construction & Engineering	43,731		—	—	—	99,954	143,685	4.3%
Consumer Finance	—	351,926	—	—	—	246,502	598,428	18.1%
Energy Equipment & Services	69,447	—	—	—	—	84,418	153,865	4.7%
Equity Real Estate Investment Trusts (REITs)	433,553	—	—	—	—	394,134	827,687	25.0%
Health Care Providers & Services	224,876	—	—	—	—	—	224,876	6.8%
Machinery	—	28,622	—	—	—	5,002	33,624	1.0%
Media	3,114	—	—	—	—	21,069	24,183	0.7%
Online Lending	172,000	—	—	—	—	4,778	176,778	5.3%
Personal Products	112,427	—	—	—	—	—	112,427	3.4%
Trading Companies & Distributors	28,043	—	—	—	—	—	28,043	0.8%
Total Control Investments	$1,204,659	$380,548	$—	$—	$—	$890,717	$2,475,924	74.9%
Fair Value % of Net Assets	36.4%	11.5%	—%	—%	—%	26.9%	74.9%

See notes to consolidated financial statements.
41

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	Rated Secured Structured Notes	Subordinated Structured Notes	Subordinated Unsecured Debt	Equity (B)	Fair Value Total	Fair Value % of Net Assets
Affiliate Investments
Distributors	$—	$18,866	$—	$—	$—	$—	$18,866	0.6%
Diversified Consumer Services	—	8,159	—	—	33,058	—	41,217	1.2%
Textiles, Apparel & Luxury Goods	—	—	—	—	—	16,599	16,599	0.5%
Total Affiliate Investments	$—	$27,025	$—	$—	$33,058	$16,599	$76,682	2.3%
Fair Value % of Net Assets	—%	0.8%	—%	—%	1.0%	0.5%	2.3%
Non-Control/Non-Affiliate Investments
Air Freight & Logistics	$—	$12,233	$—	$—	$—	$—	$12,233	0.4%
Auto Components	—	25,450	—	—	—	—	25,450	0.8%
Building Products	—	19,842	—	—	—	—	19,842	0.6%
Capital Markets	—	25,222	—	—	—	—	25,222	0.8%
Commercial Services & Supplies	58,094	175,951	—	—	—	—	234,045	7.1%
Communications Equipment	—	48,760	—	—	—	—	48,760	1.5%
Consumer Finance	20,555	—	—	—	—	—	20,555	0.6%
Distributors	171,271	—	—	—	—	—	171,271	5.2%
Diversified Consumer Services	—	100,091	—	—	—	—	100,091	3.0%
Diversified Telecommunication Services	9,923	26,311	—	—	—	—	36,234	1.1%
Electronic Equipment, Instruments & Components	—	—	—	—	—	2,239	2,239	0.1%
Entertainment	16,178	20,149	—	—	—	—	36,327	1.1%
Food Products	—	34,729	—	—	—	—	34,729	1.1%
Health Care Equipment & Supplies	34,010	7,144	—	—	—	—	41,154	1.2%
Health Care Providers & Services	124,075	96,284	—	—	—	—	220,359	6.7%
Hotels, Restaurants & Leisure	27,252	7,485	—	—	—	—	34,737	1.1%
Household Durables	10,252	12,208	—	—	—	—	22,460	0.7%
Household Products	24,688	—	—	—	—	—	24,688	0.7%
Insurance	—	12,988	—	—	—	—	12,988	0.4%
Interactive Media & Services	37,861	—	—	—	—	—	37,861	1.1%
IT Services	269,657	35,703	—	—	—	—	305,360	9.2%
Leisure Products	32,868	—	—	—	—	—	32,868	1.0%
Media	86,704	30,580	—	—	—	—	117,284	3.5%
Paper & Forest Products	—	11,500	—	—	—	—	11,500	0.3%
Professional Services	118,813	71,365	—	—	—	—	190,178	5.8%
Real Estate Management & Development	38,852	—	—	—	—	—	38,852	1.2%
Software	—	64,729	—	—	—	—	64,729	2.0%
Technology Hardware, Storage & Peripherals	—	12,400	—	—	—	—	12,400	0.4%
Textiles, Apparel & Luxury Goods	189,725	36,657	—	—	—	—	226,382	6.8%
Tobacco	—	14,500	—	—	—	—	14,500	0.4%
Transportation Infrastructure	—	28,104	—	—	—	—	28,104	0.9%
Structured Finance (A)	—	—	46,851	850,694	—	—	897,545	27.1%
Total Non-Control/Non-Affiliate	$1,270,778	$930,385	$46,851	$850,694	$—	$2,239	$3,100,947	93.8%
Fair Value % of Net Assets	38.4%	28.1%	1.4%	25.7%	—%	0.1%	93.8%
Total Portfolio	$2,475,437	$1,337,958	$46,851	$850,694	$33,058	$909,555	$5,653,553	171.0%
Fair Value % of Net Assets	74.9%	40.5%	1.4%	25.7%	1.0%	27.5%	171.0%
(A) Our RSSN and SSN investments do not have industry concentrations and as such have been separated in the tables above.
(B) Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.

See notes to consolidated financial statements.
42

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

(46)
The interest rate on these investments, excluding those on non-accrual, contains a paid in kind (“PIK”) provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.

The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed under the existing credit agreements, as of and for three months ended September 30, 2019:

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
Cinedigm DC Holdings, LLC	—%	2.50%	2.50%
CP Energy - Spartan Energy Services, Inc. - Term Loan B	16.04%	—%	16.04%
Credit Central Loan Company	4.01%	5.99%	10.00%	(A)
Echelon Transportation, LLC	2.25%	—%	2.25%	(B)
Echelon Transportation, LLC	1.00%	—%	1.00%	(C)
Edmentum Ultimate Holdings, LLC - Revolver	5.00%	—%	5.00%
Edmentum Ultimate Holdings, LLC - Senior PIK Note	8.50%	—%	8.50%
First Tower Finance Company LLC	3.63%	6.87%	10.50%
Interdent, Inc - Senior Secured Term Loan B	10.00%	—%	10.00%
MITY, Inc. - Senior Secured Term Loan B	10.00%	—%	10.00%
National Property REIT Corp. - Senior Secured Term Loan A	—%	5.00%	5.00%
National Property REIT Corp. - Senior Secured Term Loan B	—%	5.50%	5.50%
Nationwide Loan Company LLC	5.01%	4.99%	10.00%
Valley Electric Co. of Mt. Vernon, Inc.	—%	2.50%	2.50%
Valley Electric Company, Inc.	—%	10.00%	10.00%
Venio LLC	10.00%	—%	10.00%
(A) On December 17, 2018, the Credit Central Senior Subordinated Loan Agreement was amended to allow interest accruing in cash to be payable in kind resulting in a maximum current PIK rate of 20.00%.
(B) On January 31, 2018, the Echelon Fourth Amended and Restated Credit Agreement was amended to allow interest accruing in cash to be payable in kind resulting in a maximum current PIK rate of 14.50%.
(C) On January 31, 2018, the Echelon Fourth Amended and Restated Credit Agreement was amended to allow interest accruing in cash to be payable in kind resulting in a maximum current PIK rate of 12.50%.

See notes to consolidated financial statements.
43

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed under the existing credit agreements, as of and for three months ended June 30, 2019:

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
Cinedigm DC Holdings, LLC	—%	2.50%	2.50%
CP Energy - Spartan Energy Services, LLC Term Loan B	16.44%	—%	16.44%
Credit Central Loan Company	6.53%	3.47%	10.00%	(A)
Echelon Transportation, LLC	2.25%	—%	2.25%	(B)
Echelon Transportation, LLC	1.00%	—%	1.00%	(C)
Edmentum Ultimate Holdings, LLC - Revolver	5.00%	—%	5.00%
Edmentum Ultimate Holdings, LLC - Senior PIK Note	8.50%	—%	8.50%
First Tower Finance Company LLC	7.48%	3.02%	10.50%
Interdent, Inc - Senior Secured Term Loan B	16.00%	—%	16.00%
MITY, Inc.	10.00%	—%	10.00%
National Property REIT Corp. - Senior Secured Term Loan A	—%	5.00%	5.00%
National Property REIT Corp. - Senior Secured Term Loan B	—%	5.50%	5.50%
Nationwide Loan Company LLC	10.00%	—%	10.00%
Valley Electric Co. of Mt. Vernon, Inc.	—%	2.50%	2.50%
Valley Electric Company, Inc.	5.00%	5.00%	10.00%
Venio LLC	10.10%	—%	10.10%
(A) On December 17, 2018, the Credit Central Senior Subordinated Loan Agreement was amended to allow interest accruing in cash to be payable in kind resulting in a maximum current PIK rate of 20.00%.
(B) On January 31, 2018, the Echelon Fourth Amended and Restated Credit Agreement was amended to allow interest accruing in cash to be payable in kind resulting in a maximum current PIK rate of 14.50%. Next PIK payment/capitalization date was July 31, 2019.
(C) On January 31, 2018, the Echelon Fourth Amended and Restated Credit Agreement was amended to allow interest accruing in cash to be payable in kind resulting in a maximum current PIK rate of 12.50%. Next PIK payment/capitalization date was July 31, 2019.

See notes to consolidated financial statements.
44

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

(47)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the three months ended September 30, 2019 with these controlled investments were as follows:

Portfolio Company	Fair Value at June 30, 2019	Gross Additions (Cost)(A)	Gross Reductions (Cost)(B)	Net unrealized gains (losses)	Fair Value at September 30, 2019	Interest income	Dividend income	Other income	Net realized gains (losses)
CP Energy Services Inc.	$104,533	$—	$—	$(10,376)	$94,157	$1,193	$—	$—	$—
CP Energy - Spartan Energy Services, Inc.	34,398	1,198	—	—	35,596	1,251	—	—	—
Credit Central Loan Company, LLC	71,417	6,636	—	28	78,081	2,981	—	112	—
Echelon Aviation LLC	89,701	4,274	—	(3,581)	90,394	2,021	—	—	—
First Tower Finance Company LLC	494,036	2,666	(2,034)	2,351	497,019	14,637	—	—	—
Freedom Marine Solutions, LLC	14,920	—	—	—	14,920	—	—	—	—
InterDent, Inc.	224,876	3,032	—	(21,026)	206,882	4,659	—	—	—
KRPR, LLC	—	2,350	—	2,152	4,502	—	—	—	—
MITY, Inc.	46,902	1,013	(143)	(408)	47,364	2,209	—	—	—
National Property REIT Corp.	1,004,465	—	(60,683)	25,200	968,982	16,592	—	11,271	—
Nationwide Loan Company LLC	32,975	316	—	2,617	35,908	954	—	—	—
NMMB, Inc.	24,183	—	(1,500)	1,342	24,025	91	—	—	—
Pacific World Corporation	112,427	2,000	356	(14,338)	100,445	1,063	—	—	—
R-V Industries, Inc.	33,624	—	—	1,799	35,423	804	—	—	—
Universal Turbine Parts, LLC	28,043	—	(163)	(1,030)	26,850	633	—	—	—
USES Corp.	15,725	1,500	—	(2,135)	15,090	—	—	—	—
Valley Electric Company, Inc.	143,685	—	—	(21,611)	122,074	1,778	3,800	—	—
Wolf Energy, LLC	14	—	9	(5)	18	—	—	—	—
Total	$2,475,924	$24,985	$(64,158)	$(39,021)	$2,397,730	$50,866	$3,800	$11,383	$—

(A)	Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, OID accretion and PIK interest, and any transfer of investments.

(B)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.

See notes to consolidated financial statements.
45

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

(48)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the three months ended September 30, 2019 with these affiliated investments were as follows:

Portfolio Company	Fair Value at June 30, 2019	Gross Additions (Cost)(A)	Gross Reductions (Cost)(B)	Net unrealized gains (losses)	Fair Value at September 30, 2019	Interest income	Dividend income	Other income	Net realized gains (losses)
Edmentum Ultimate Holdings, LLC	$41,217	$283	$(2,194)	$12,972	$52,278	$239	$—	$—	$—
Nixon, Inc.	—	—	—	—	—	—	—	—	—
Targus Cayman HoldCo Limited	16,599	—	—	390	16,989	—	—	—	—
United Sporting Companies, Inc.	18,866	—	(19,528)	4,658	3,996	—	—	—	—
Total	$76,682	$283	$(21,722)	$18,020	$73,263	$239	$—	$—	$—

(A)	Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, PIK interest, and any transfer of investments.

(B)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.

(49)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2019 with these controlled investments were as follows:

Portfolio Company	Fair Value at June 30, 2018	Gross Additions (Cost)(A)	Gross Reductions (Cost)(B)	Net unrealized gains (losses)	Fair Value at June 30, 2019	Interest income	Dividend income	Other income	Net realized gains (losses)
CCPI, Inc.	$35,756	$—	$(27,459)	$(8,297)	$—	$2,629	$—	$1,301	$12,105
CP Energy Services Inc.(C)	123,261	34,184	—	(18,514)	138,931	4,810	—	—	—
Credit Central Loan Company, LLC	76,677	5,081	—	(10,341)	71,417	11,886	—	—	—
Echelon Transportation LLC	82,278	7,742	—	(319)	89,701	7,102	—	—	—
First Tower Finance Company LLC	443,010	6,823	(2,478)	46,681	494,036	56,125	—	—	—
Freedom Marine Solutions, LLC	13,037	300	—	1,583	14,920	—	—	—	—
InterDent, Inc.	197,621	36,173	—	(8,918)	224,876	24,779	—	—	—
MITY, Inc.	58,894	5,143	(284)	(16,851)	46,902	8,149	—	276	—
National Property REIT Corp.	1,054,976	11,583	(69,181)	7,087	1,004,465	75,249	21,000	33,634	—
Nationwide Loan Company LLC	33,853	1,206	—	(2,084)	32,975	3,621	165	—	—
NMMB, Inc.	18,735	—	(5,500)	10,948	24,183	958	—	—	—
Pacific World Corporation	165,020	19,000	(9,606)	(61,987)	112,427	3,762	—	—	—
R-V Industries, Inc.	31,886	—	—	1,738	33,624	3,295	—	—	—
SB Forging Company II, Inc.	2,194	—	—	(2,194)	—	—	—	—	2,204
Universal Turbine Parts, LLC (D)	—	45,129	(488)	(16,598)	28,043	1,970	—	—	—
USES Corp.	16,319	3,500	—	(4,094)	15,725	—	—	—	—
Valley Electric Company, Inc.	50,797	5,521	—	87,367	143,685	6,877	12,962	800	—
Wolf Energy, LLC	12	46	58	(102)	14	—	—	—	—
Total	$2,404,326	$181,431	$(114,938)	$5,105	$2,475,924	$211,212	$34,127	$36,011	$14,309
(A) Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, PIK interest, and any transfer of investments.
(B) Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.

(C)
In June 2019, CP Energy purchased approximately 67.2% (64.1% including options) of the common equity of Spartan Holdings, which owns 100% of Spartan, a portfolio company of Prospect. As a result of CP Energy’s purchase, and given Prospect’s controlling interest in CP Energy, our Spartan Term Loans are presented as control investments under CP Energy beginning June 30, 2019. Accordingly, Spartan was transferred from non-controlled/non-affiliate investments at $33,313, the fair market value at the beginning of the three month period ended June 30, 2019. Refer to endnote 20.

(D)	Investment was transferred from non-controlled/non-affiliate investments at $45,129, the fair market value at the beginning of the three month period ended December 31, 2018. Refer to endnote 34.

See notes to consolidated financial statements.
46

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

(50)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2019 with these affiliated investments were as follows:

Portfolio Company	Fair Value at June 30, 2018	Gross Additions (Cost)(A)	Gross Reductions (Cost)(B)	Net unrealized gains (losses)	Fair Value at June 30, 2019	Interest income	Dividend income	Other income	Net realized gains (losses)
Edmentum Ultimate Holdings, LLC	$35,216	$8,850	$(7,855)	$5,006	$41,217	$943	$—	$—	$—
Nixon, Inc.	—	—	—	—	—	—	—	—	—
Targus Cayman HoldCo Limited	23,220	—	(6,106)	(515)	16,599	—	659	—	—
United Sporting Companies, Inc. (C)	—	58,806	—	(39,940)	18,866	—	—	—	—
Total	$58,436	$67,656	$(13,961)	$(35,449)	$76,682	$943	$659	$—	$—
(A) Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, PIK interest and any transfer of investments.
(B) Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.
(C) Investment was transferred from non-controlled/non-affiliate investments at $58,806, the fair market value at the beginning of the three month period ended September 30, 2018. Refer to endnote 18.

(51)
Acquisition date represents the date of PSEC's initial investment. Follow-on acquisitions have occurred on the following dates to arrive at PSEC's current investment (excluding effects of capitalized PIK interest, premium/original issue discount amortization/accretion, and partial repayments) (See endnote 52 for NPRC follow-on acquisitions):

Portfolio Company	Investment	Follow-On Acquisition Dates	Follow-On Acquisitions (Excluding initial investment cost)
ACE Cash Express, Inc.	Senior Secured Note	5/24/2019, 7/16/2019	$6,787
AgaMatrix, Inc.	Senior Secured Term Loan	4/11/2018	5,000
Apidos CLO IX	Subordinated Structured Note	2/26/2015	2,325
Apidos CLO XI	Subordinated Structured Note	11/10/2016	2,160
Apidos CLO XII	Subordinated Structured Note	2/22/2018	4,070
Apidos CLO XV	Subordinated Structured Note	4/20/2018	6,480
Atlantis Health Care Group (Puerto Rico), Inc.	Revolving Line of Credit	4/15/2013, 5/21/2013, 3/11/2014, 6/26/2017, 9/29/2017, 10/12/2017, 10/31/2017	7,500
Atlantis Health Care Group (Puerto Rico), Inc.	Senior Secured Term Loan	12/9/2016	42,000
Barings CLO 2018-III	Subordinated Structured Note	6/15/2018	9,255
Broder Bros., Co.	Senior Secured Note	1/29/2019, 2/28/2019	450
Brookside Mill CLO Ltd.	Subordinated Structured Note	7/2/2013, 2/15/2018	3,696
California Street CLO IX Ltd.	Subordinated Structured Note	9/9/2016, 10/17/2016	6,842
Capstone Logistics Acquisition, Inc.	Second Lien Term Loan	6/12/2015	37,500
CCS-CMGC Holdings, Inc.	Second Lien Term Loan	8/20/2019	2,000
Cent CLO 21 Limited	Subordinated Structured Note	7/27/2018	1,024
Centerfield Media Holding Company	Senior Secured Term Loan A	9/14/2018	10,100
Centerfield Media Holding Company	Senior Secured Term Loan B	9/14/2018	10,100
CIFC Funding 2014-IV-R, Ltd.	Subordinated Structured Note	10/18/2018	1,158
Coverall North America, Inc.	Senior Secured Term Loan A	7/2/2018	13
Coverall North America, Inc.	Senior Secured Term Loan B	7/2/2018	2
CP Energy Services Inc.	Common Stock	10/11/2013, 12/26/2013, 4/6/2018	68,463
CP VI Bella Midco	Second Lien Term Loan	8/10/2018, 10/15/2018, 5/23/2019, 6/4/2019	13,711
Credit Central Loan Company, LLC	Class A Units	12/28/2012, 3/28/2014, 6/26/2014, 9/28/2016, 8/21/2019	11,975
Credit Central Loan Company, LLC	Subordinated Term Loan	6/26/2014, 9/28/2016	41,335
Echelon Transportation, LLC	Membership Interest	3/31/2014, 9/30/2014, 12/9/2016	22,488
Echelon Transportation, LLC	Senior Secured Term Loan	11/14/2018, 7/9/2019	2,100

See notes to consolidated financial statements.
47

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Portfolio Company	Investment	Follow-On Acquisition Dates	Follow-On Acquisitions (Excluding initial investment cost)
Edmentum Ultimate Holdings, LLC	Second Lien Revolving Credit Facility to Edmentum, Inc.	2/19/2016, 3/17/2016, 4/20/2016, 5/19/2016, 6/22/2016, 1/31/2017, 2/14/2017, 3/1/2017, 3/14/2017, 3/28/2017, 4/11/2017, 4/25/2017, 5/10/2017, 10/30/2017, 11/8/2017, 11/21/2017, 12/20/2017, 1/3/2018, 1/17/2018, 1/30/2018, 12/12/2018, 12/21/2018, 1/15/2019, 2/1/2019, 2/26/2019, 2/28/2019, 3/18/2019, 4/9/2019	29,946
First Tower Finance Company LLC	Class A Units	12/30/2013, 6/24/2014, 12/15/2015, 11/21/2016, 3/9/2018	39,885
First Tower Finance Company LLC	Subordinated Term Loan to First Tower, LLC	12/15/2015, 3/9/2018	20,924
Freedom Marine Solutions, LLC	Membership Interest	10/1/2009, 12/22/2009, 1/13/2010, 3/30/2010, 5/13/2010, 2/14/2011, 4/28/2011, 7/7/2011, 10/20/2011, 10/30/2015, 1/7/2016, 4/11/2016, 8/11/2016, 1/30/2017, 4/20/2017, 6/13/2017, 8/30/2017, 1/17/2018, 2/15/2018, 5/8/2018, 10/31/2018	39,868
Galaxy XV CLO, Ltd.	Subordinated Structured Note	8/26/2015, 3/15/2017	9,161
Galaxy XXVII CLO, Ltd.	Subordinated Structured Note	6/16/2015	1,460
Global Tel*Link Corporation	Second Lien Term Loan	4/10/2019, 8/22/2019, 9/20/2019	15,135
Help/Systems Holdings, Inc.	Second Lien Term Loan	5/10/2018, 3/11/2019	2,499
Inpatient Care Management Company, LLC	Senior Secured Term Loan	12/22/2016, 6/29/2018	10,003
Interdent, Inc.	Senior Secured Term Loan A	2/11/2014, 4/21/2014, 11/25/2014, 12/23/2014	76,125
Interdent, Inc.	Senior Secured Term Loan B	2/11/2014, 4/21/2014, 11/25/2014, 12/23/2014	76,125
Interdent, Inc.	Senior Secured Term Loan C	8/1/2018	31,558
Janus International Group, LLC	Second Lien Term Loan	8/3/2018, 8/9/2018, 8/20/2018, 9/6/2018	9,915
JD Power and Associates	Second Lien Term Loan	8/10/2017, 8/31/2018, 3/11/2019, 4/10/2019	15,239
Jefferson Mill CLO Ltd.	Subordinated Structured Note	9/27/2018	2,047
K&N Parent, Inc.	Second Lien Term Loan	8/14/2018, 9/5/2018, 9/7/2018, 9/10/2018, 9/24/2018	12,695
LCM XIV Ltd.	Subordinated Structured Note	11/2/2015, 6/6/2018	9,422
Madison Park Funding IX, Ltd.	Subordinated Structured Note	9/27/2018	7,320
MITY, Inc.	Common Stock	6/23/2014	7,200
MITY, Inc.	Senior Secured Note A	1/17/2017	8,000
MITY, Inc.	Senior Secured Note B	6/23/2014, 1/17/2017, 6/3/2019	26,769
MRP Holdco, Inc.	Senior Secured Term Loan A	12/7/2018	12,000
MRP Holdco, Inc.	Senior Secured Term Loan B	12/7/2018	12,000
Nationwide Loan Company LLC	Class A Units	3/28/2014, 6/18/2014, 9/30/2014, 6/29/2015, 3/31/2016, 8/31/2016, 5/31/2017, 10/31/2017	20,469
Nationwide Loan Company LLC	Senior Subordinated Term Loan to Nationwide Acceptance LLC	12/28/2015, 8/31/2016	1,999
NMMB, Inc.	Series A and B Preferred Stock	12/13/2013, 10/1/2014	8,469
Octagon Investment Partners XV, Ltd.	Subordinated Structured Note	4/30/2015, 8/6/2015, 6/30/2017	10,516
Octagon Investment Partners 18-R Ltd.	Subordinated Structured Note	4/20/2018	8,908
Pacific World Corporation	Revolving Line of Credit	10/21/2014, 12/19/2014, 4/7/2015, 4/22/2015, 8/12/2016, 10/18/2016, 2/7/2017, 2/21/2017, 4/26/2017, 10/11/2017, 10/17/2017, 1/16/2018, 12/27/2018, 3/15/2019, 7/2/2019, 8/15/2019	36,825
Pacific World Corporation	Convertible Preferred Equity	4/3/2019, 4/29/2019, 6/3/2019	10,000
PeopleConnect Intermediate, LLC	Revolving Line of Credit	12/18/2017	500
PeopleConnect Intermediate, LLC	Senior Secured Term Loan A	8/11/2015	6,500
PeopleConnect Intermediate, LLC	Senior Secured Term Loan B	8/11/2015	6,500
PG Dental Holdings New Jersey, LLC	Delayed Draw Term Loan	8/26/2019	2,000
PG Dental Holdings New Jersey, LLC	Senior Secured Term Loan	5/31/2019	20
PGX Holdings, Inc.	Second Lien Term Loan	12/23/2016, 12/28/2016	15,034
RGIS Services, LLC	Senior Secured Term Loan	7/19/2017, 8/2/2017, 8/9/2017, 8/16/2017, 9/11/2017, 4/10/2019, 5/1/2019	19,293
Romark WM-R Ltd.	Subordinated Structured Note	10/21/2014, 4/12/2018	5,313
R-V Industries, Inc.	Common Stock	12/27/2016	1,854
Securus Technologies Holdings, Inc.	Second Lien Term Loan	11/13/2017, 11/24/2017, 8/6/2018, 8/24/2018, 3/18/2019	22,750
SEOTownCenter, Inc.	Senior Secured Term Loan A	11/2/2018	3,000
SEOTownCenter, Inc.	Senior Secured Term Loan B	11/2/2018	2,000

See notes to consolidated financial statements.
48

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2019 (Unaudited) and June 30, 2019 (Continued)

Portfolio Company	Investment	Follow-On Acquisition Dates	Follow-On Acquisitions (Excluding initial investment cost)
SESAC Holdco II LLC	Second Lien Term Loan	4/5/2019	4,975
Sorenson Communications, LLC	First Lien Term Loan	5/14/2019	8,000
Symphony CLO XV, Ltd.	Subordinated Structured Note	12/24/2018	2,655
TouchTunes Interactive Networks, Inc.	Second Lien Term Loan	11/3/2016, 11/14/2016	9,000
Town & Country Holdings, Inc.	First Lien Term Loan	7/13/2018, 7/16/2018	105,000
Transplace Holdings, Inc.	Second Lien Term Loan	1/4/2018	3,518
United Sporting Companies, Inc.	Second Lien Term Loan	3/7/2013	58,650
USES Corp.	Senior Secured Term Loan A	6/15/2016, 6/29/2016, 2/22/2017, 4/27/2017, 5/4/2017, 8/30/2017, 10/11/2017, 12/11/2018, 8/30/2019	14,100
USG Intermediate, LLC	Revolving Line of Credit	7/2/2015, 9/23/2015, 9/14/2017	4,700
USG Intermediate, LLC	Senior Secured Term Loan A	8/24/2017	2,025
USG Intermediate, LLC	Senior Secured Term Loan B	8/24/2017	2,975
Valley Electric Company, Inc.	Common Stock	12/31/2012, 6/24/2014	18,502
Valley Electric Company, Inc.	Senior Secured Note	6/30/2014, 8/31/2018	5,129
VC GB Holdings, Inc.	Subordinated Secured Term Loan	3/13/2019	1,485
Voya CLO 2014-1, Ltd.	Subordinated Structured Note	4/19/2018	3,943
Voya CLO 2016-3, Ltd.	Subordinated Structured Note	7/1/2019	75
Wolf Energy, LLC	Membership Interest in Wolf Energy Services Company, LLC	5/17/2017	16

(52)
Since Prospect's initial common equity investment in NPRC on December 31, 2013, we have made numerous additional follow-on investments that have been used to invest in new and existing properties as well as online consumer loans. These follow-on acquisitions are summarized by fiscal year below (excluding effects of return of capital distributions). Details of specific transactions are included in the respective fiscal year Form 10-K filing:

Fiscal Year	Follow-On Investments (NPRC Common Stock, excluding cost of initial investment)
2014	$4,555,000
2015	68,693,483
2016	93,856,914
2017	116,829,813
2018	137,023,660
2019	11,582,498

See notes to consolidated financial statements.
49

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 1. Organization
In this report, the terms “Prospect,” “the Company,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.

Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004, and were funded in an initial public offering completed on July 27, 2004.

On May 15, 2007, we formed a wholly owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014, and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”). On September 30, 2014, we formed a wholly owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds a portion of our investments in Rated Secured Structured Notes (“RSSN”) and Subordinated Structured Notes (“SSN”) (collectively referred to as “collateralized loan obligations” or “CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
We consolidate certain of our wholly owned and substantially wholly owned holding companies formed by us in order to facilitate our investment strategy. The following companies are included in our consolidated financial statements and are collectively referred to as the “Consolidated Holding Companies”: CP Holdings of Delaware LLC; Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc.; NPH Property Holdings, LLC; STI Holding, Inc.; UTP Holdings Group Inc.; Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc.
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration” or the “Administrator”), a wholly owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to identify investments with historical cash flows, asset collateral or contracted pro forma cash flows for investment.
Note 2. Significant Accounting Policies
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-Q, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.
Reclassifications

Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the three months ended September 30, 2019.

50

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of the issuers of our investment portfolio and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). As of September 30, 2019 and June 30, 2019, our qualifying assets as a percentage of total assets, stood at 73.04% and 73.85%, respectively.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss. Amounts for investments traded but not yet settled are reported in Due to Broker or Due from Broker, in the Consolidated Statements of Assets and Liabilities.
Foreign Currency
Foreign currency amounts are translated into US Dollars (USD) on the following basis:

i.	fair value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

ii.	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such investment transactions, income or expenses.
We do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held or disposed of during the period. Such fluctuations are included within the net realized and net change in unrealized gains or losses from investments in the Consolidated Statements of Operations.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

51

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.
Structured Credit Related Risk

CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Online Small-and-Medium-Sized Business Lending Risk
With respect to our online small-and-medium-sized business (“SME”) lending initiative, we invest primarily in marketplace loans through marketplace lending platforms (e.g. OnDeck). We do not conduct loan origination activities ourselves. Therefore, our ability to purchase SME loans, and our ability to grow our portfolio of SME loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending platforms from which we purchase SME loans. In addition, our ability to analyze the risk-return profile of SME loans is significantly dependent on the marketplace platforms’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each platform, we may incur unanticipated losses which could adversely impact our operating results.
Foreign Currency
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP, and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

52

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value (“EV”) technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows are discounted using appropriate market discount rates, and
53

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third-party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.
Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 for the disclosure of the fair value of our outstanding debt and the market observable inputs used in determining fair value.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. We have determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under ASC 815, Derivatives and Hedging. See Note 5 for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Loan origination fees, original issue discount, and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable, and adjusted only for material amendments or prepayments. Upon a prepayment of a loan, prepayment premiums, original issue discount, or market discounts are recorded as interest income.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans are either applied to the cost basis or interest income, depending upon management’s judgment of the collectibility of the loan receivable. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current and future principal and interest collections when due are probable. Interest received and applied against cost while a loan is on non-accrual, and PIK interest capitalized but not recognized while on non-accrual, is recognized prospectively on the effective yield basis through maturity of the loan when placed back on accrual status, to the extent deemed collectible by management. As of September 30, 2019, approximately 2.4% of our total assets at fair value are in non-accrual status.
Some of our loans and other investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, we capitalize the accrued interest (reflecting such amounts in the basis as additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point that we believe PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. We do not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if we believe that PIK is expected to be realized.
Interest income from investments in Subordinated Structured Notes (typically preferred shares, income notes or subordinated notes of CLO funds) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.

54

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Other income generally includes amendment fees, commitment fees, administrative agent fees and structuring fees which are recorded when earned. Excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 for further discussion.
Federal and State Income Taxes
We have elected to be treated as a RIC and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of September 30, 2019, we do not expect to have any excise tax due for the 2019 calendar year. Thus, we have not accrued any excise tax for this period.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate income tax rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of September 30, 2019, we did not record any unrecognized tax benefits or liabilities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our federal tax returns for the tax years ended August 31, 2016 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future taxable earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility, and Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the obligation for our Revolving Credit Facility. The same methodology is used to approximate the effective yield method for our Prospect Capital InterNotes® and our at-the-market offerings of our existing unsecured notes that mature on June 15, 2024 (“2024 Notes Follow-on Program”), June 15, 2028 (“2028 Notes Follow-on Program”), and June 15, 2029 (“2029 Follow-on Program”). The effective interest method is used to amortize deferred

55

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

financing costs for our remaining Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
Unamortized deferred financing costs are presented as a direct deduction to the respective Unsecured Notes (see Notes 5, 6, and 7).
We may record registration expenses related to shelf filings as prepaid expenses. These expenses consist principally of the Securities and Exchange Commission (“SEC”) registration fees, legal fees and accounting fees incurred. These prepaid expenses are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed. As of September 30, 2019 and June 30, 2019, there are no prepaid expenses related to registration expenses and all amounts incurred have been expensed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our consolidated financial statements.

SEC Disclosure Update and Simplification
In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. We have adopted the amendments and have retrospectively applied the presentation amendments to the prior period statements presented.
Prior to adoption and in accordance with previous SEC rules, we presented distributable earnings (loss) on the Consolidated Statements of Assets and Liabilities, as three components: 1) accumulated overdistributed net investment income; 2) accumulated net unrealized gain (loss) on investments; and 3) accumulated net realized gain (loss) on investments. We also presented distributions from earnings on the Consolidated Statements of Changes in Net Assets as distributions from net investment income. In accordance with the SEC Release, distributable earnings and distributions from distributable earnings are shown in total on the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Changes in Net Assets, respectively.

56

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

The following table provides the reconciliation of the components of distributable earnings (loss) to conform to the current period presentation for the three months ended September 30, 2018:

	Overdistributed net investment income	Realized gains (losses)	Net unrealized loss	Distributable earnings (loss)
Balance as of June 30, 2018	$(45,186)	$(465,493)	$(104,179)	$(614,858)
Net Increase in Net Assets Resulting from Operations:
Net investment income	85,159			85,159
Net realized losses		(2,413)		(2,413)
Net change in net unrealized losses			1,049	1,049
Distributions to Shareholders:
Distributions from net investment income	(65,694)			(65,694)
Tax reclassifications of net assets (Note 12)	31			31
Balance as of September 30, 2018	$(25,690)	$(467,906)	$(103,130)	$(596,726)

Tax Cuts and Jobs Act
On December 22, 2017, the President signed into law the Tax Cuts and Jobs Act (the “Tax Act”), which significantly changed the Code, including, a reduction in the corporate income tax rate, a new limitation on the deductibility of interest expense, and significant changes to the taxation of income earned from foreign sources and foreign subsidiaries. The Tax Act also authorizes the IRS to issue regulations with respect to the new provisions. We cannot predict how the changes in the Tax Act, or regulations or other guidance issued under it, might affect us, our business or the business of our portfolio companies. However, our portfolio companies may or may not make certain elections under the Tax Act that could materially increase their taxable earnings and profits. Any such increase in the earnings and profits of a portfolio company may result in the characterization of certain distributions sourced from sale proceeds as dividend income, which may increase our distributable taxable income.
Note 3. Portfolio Investments
At September 30, 2019, we had investments in 125 long-term portfolio investments, which had an amortized cost of $5,777,767 and a fair value of $5,450,560. At June 30, 2019, we had investments in 135 long-term portfolio investments, which had an amortized cost of $5,932,302 and a fair value of $5,653,553.
The original cost basis of debt placement and equity securities acquired, including follow-on investments for existing portfolio companies, payment-in-kind interest, and structuring fees, totaled $94,540 and $254,642 during the three months ended September 30, 2019 and September 30, 2018, respectively. Debt repayments and considerations from sales of equity securities of approximately $242,975 and $55,166 were received during the three months ended September 30, 2019 and September 30, 2018, respectively.
The following table shows the composition of our investment portfolio as of September 30, 2019 and June 30, 2019:

	September 30, 2019		June 30, 2019
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$34,195	$34,105	$33,928	$34,239
Senior Secured Debt	2,598,965	2,324,916	2,687,709	2,449,357
Subordinated Secured Debt	1,364,041	1,256,994	1,439,440	1,329,799
Subordinated Unsecured Debt	38,968	42,522	38,933	33,058
Rated Secured Structured Notes	50,254	52,139	44,774	46,851
Subordinated Structured Notes	1,097,618	818,268	1,103,751	850,694
Equity	593,726	921,616	583,767	909,555
Total Investments	$5,777,767	$5,450,560	$5,932,302	$5,653,553

57

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

In the previous table and throughout the remainder of this footnote, we aggregate our portfolio investments by type of investment, which may differ slightly from the nomenclature used by the constituent instruments defining the rights of holders of the investment, as disclosed on our Consolidated Schedules of Investments (“SOI”). The following investments are included in each category:

•	Revolving Line of Credit includes our investments in delayed draw term loans.

•	Senior Secured Debt includes investments listed on the SOI such as senior secured term loans, senior term loans, secured promissory notes, senior demand notes, and first lien term loans.

•	Subordinated Secured Debt includes investments listed on the SOI such as subordinated secured term loans, subordinated term loans, senior subordinated notes, and second lien term loans.

•	Subordinated Unsecured Debt includes investments listed on the SOI such as subordinated unsecured notes and senior unsecured notes.

•	Small Business Loans includes our investments in SME whole loans purchased from OnDeck.

•	Rated Secured Structured Notes includes our investments in the “debt” class of security of CLO funds.

•	Subordinated Structured Notes includes our investments in the “equity” security class of CLO funds such as income notes, preference shares, and subordinated notes.

•
Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.

The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$34,105	$34,105
Senior Secured Debt	—	24,563	2,300,353	2,324,916
Subordinated Secured Debt	—	—	1,256,994	1,256,994
Subordinated Unsecured Debt	—	—	42,522	42,522
Rated Secured Structured Notes	—	—	52,139	52,139
Subordinated Structured Notes	—	—	818,268	818,268
Equity	—	—	921,616	921,616
Total Investments	$—	$24,563	$5,425,997	$5,450,560
The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2019:

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$34,239	$34,239
Senior Secured Debt	—	—	2,449,357	2,449,357
Subordinated Secured Debt	—	—	1,329,799	1,329,799
Subordinated Unsecured Debt	—	—	33,058	33,058
Rated Secured Structured Notes	—	—	46,851	46,851
Subordinated Structured Notes	—	—	850,694	850,694
Equity	—	—	909,555	909,555
Total Investments	$—	$—	$5,653,553	$5,653,553

58

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

The following tables show the aggregate changes in the fair value of our Level 3 investments during the three months ended September 30, 2019:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2019	$2,475,924	$76,682	$3,100,947	$5,653,553
Net realized losses on investments	—	—	(2,490)	(2,490)
Net change in unrealized losses(1)	(39,021)	18,020	(29,610)	(50,611)
Net realized and unrealized (losses) gains	(39,021)	18,020	(32,100)	(53,101)
Purchases of portfolio investments	11,950	—	66,297	78,247
Payment-in-kind interest	12,962	283	1,253	14,498
Accretion of discounts and premiums, net	73	—	(1,838)	(1,765)
Repayments and sales of portfolio investments	(64,158)	(21,722)	(159,000)	(244,880)
Transfers within Level 3	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	(20,555)	(20,555)
Fair value as of September 30, 2019	$2,397,730	$73,263	$2,955,004	$5,425,997

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Rated Secured Structured Notes	Subordinated Structured Notes	Equity	Total
Fair value as of June 30, 2019	$34,239	$2,449,357	$1,329,799	$33,058	$46,851	$850,694	$909,555	$5,653,553
Net realized (losses) gains on investments	—	(120)	12	—	—	(2,418)	—	(2,490)
Net change in unrealized gains (losses)(1)	(401)	(37,849)	2,596	9,429	(193)	(26,295)	2,102	(50,611)
Net realized and unrealized (losses) gains	(401)	(37,969)	2,608	9,429	(193)	(28,713)	2,102	(53,101)
Purchases of portfolio investments	2,500	45,299	14,964	—	5,534	—	9,950	78,247
Payment-in-kind interest	104	9,016	5,200	178	—	—	—	14,498
Accretion (amortization) of discounts and premiums, net	—	104	1,897	—	(53)	(3,713)	—	(1,765)
Repayments and sales of portfolio investments	(2,337)	(144,899)	(97,474)	(143)	—	—	9	(244,880)
Transfers within Level 3	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3(1)	—	(20,555)	—	—	—	—	—	(20,555)
Fair value as of September 30, 2019	$34,105	$2,300,353	$1,256,994	$42,522	$52,139	$818,268	$921,616	$5,425,997

(1)
Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred. During the three months ended September 30, 2019 one of our senior secured notes transferred from Level 3 to Level 2 because the inputs to the valuation became observable.

59

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

The following tables show the aggregate changes in the fair value of our Level 3 investments during the three months ended September 30, 2018:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2018	$2,404,326	$58,436	$3,264,517	$5,727,279
Net realized gains on investments	1	—	22	23
Net change in unrealized gains (losses)(1)	51,918	(13,755)	(37,114)	1,049
Net realized and unrealized gains (losses)	51,919	(13,755)	(37,092)	1,072
Purchases of portfolio investments	34,351	—	210,966	245,317
Payment-in-kind interest	7,744	361	1,220	9,325
Accretion (amortization) of discounts and premiums, net	848	—	6,991	7,839
Repayments and sales of portfolio investments	(11,851)	(7,855)	(34,443)	(54,149)
Transfers within Level 3(1)	—	58,806	(58,806)	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of September 30, 2018	$2,487,337	$95,993	$3,353,353	$5,936,683

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	Rated Secured Structured Notes	Subordinated Structured Notes	Equity	Total
Fair value as of June 30, 2018	$38,559	$2,481,353	$1,260,525	$32,945	$17	$6,159	$954,035	$953,686	$5,727,279
Net realized gains (losses) on investments	—	—	—	1	22	—	—	—	23
Net change in unrealized gains (losses)	(29)	(14,950)	(12,151)	(1,930)	13	1,337	(25,589)	54,348	1,049
Net realized and unrealized (losses) gains	(29)	(14,950)	(12,151)	(1,929)	35	1,337	(25,589)	54,348	1,072
Purchases of portfolio investments	—	161,300	50,800	—	—	19,898	3,072	10,247	245,317
Payment-in-kind interest	198	7,148	1,816	163	—	—	—	—	9,325
Accretion (amortization) of discounts and premiums, net	—	178	1,250	—	—	30	6,381	—	7,839
Repayments and sales of portfolio investments	(8,857)	(33,475)	(11,764)	(1)	(52)	—	—	—	(54,149)
Transfers within Level 3	—	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—	—	—	—
Fair value as of September 30, 2018	$29,871	$2,601,554	$1,290,476	$31,178	$—	$27,424	$937,899	$1,018,281	$5,936,683

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.
For the three months ended September 30, 2019 and September 30, 2018, the net change in unrealized (losses) gains on the investments that use Level 3 inputs was ($49,639) and $2,094 for investments still held as of September 30, 2019 and September 30, 2018, respectively.

60

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of September 30, 2019 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Approach or Technique	Input	Range	Weighted Average
Senior Secured Debt	$1,202,882	Discounted Cash Flow (Yield analysis)	Market yield	5.4% - 18.3%	9.9%
Senior Secured Debt	385,206	Enterprise Value Waterfall (Market approach)	EBITDA multiple	3.0x - 8.8x	7.1x
Senior Secured Debt	115,535	Enterprise Value Waterfall (Market approach)	Revenue multiple	0.5x - 1.3x	1.0x
Senior Secured Debt	59,115	Enterprise Value Waterfall (Discounted cash flow)	Discount rate	7.2% - 10.0%	8.4%
Senior Secured Debt	26,850	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt (1)	111,317	Enterprise Value Waterfall	Loss-adjusted discount rate	4.1% - 15.0%	10.5%
Senior Secured Debt (2)	433,553	Enterprise Value Waterfall (NAV Analysis)	Capitalization rate	3.9% - 7.9%	5.9%
		Discounted Cash Flow	Discount rate	6.5% - 7.5%	7.0%
Subordinated Secured Debt	870,539	Discounted Cash Flow (Yield analysis)	Market yield	6.0% - 25.0%	11.4%
Subordinated Secured Debt	28,622	Enterprise Value Waterfall (Market approach)	EBITDA multiple	7.5x - 8.5x	8.0x
Subordinated Secured Debt	3,996	Liquidation analysis	N/A	N/A	N/A
Subordinated Secured Debt (3)	353,837	Enterprise Value Waterfall (Market approach)	Tangible book value multiple	0.9x - 3.0x	2.7x
Subordinated Unsecured Debt	42,522	Enterprise Value Waterfall (Market approach)	EBITDA multiple	5.7x - 12.0x	11.5x
Rated Secured Structured Notes	52,139	Discounted Cash Flow	Discount rate (4)	10.3% - 12.1%	10.8%
Subordinated Structured Notes	818,268	Discounted Cash Flow	Discount rate (4)	1.9% - 28.4%	19.8%
Preferred Equity	78,704	Enterprise Value Waterfall (Market approach)	EBITDA multiple	4.3x - 8.5x	7.1x
Common Equity/Interests/Warrants	108,635	Enterprise value waterfall (Market approach)	EBITDA multiple	4.0x - 12.0x	5.1x
Common Equity/Interests/Warrants (1)	2,175	Enterprise value waterfall	Loss-adjusted discount rate	4.1% - 15.0%	10.5%
Common Equity/Interests/Warrants (2)	386,775	Enterprise value waterfall (NAV analysis)	Capitalization rate	3.9% - 7.9%	5.9%
		Discounted cash flow	Discount rate	6.5% - 7.5%	7.0%
Common Equity/Interests/Warrants	4,502	Enterprise value waterfall (Market approach)	Revenue multiple	0.5x to 1.3x	0.8x
Common Equity/Interests/Warrants (5)	257,171	Enterprise value waterfall (Market approach)	Tangible book value multiple	0.9x - 3.0x	2.8x
Common Equity/Interests/Warrants (6)	35,162	Discounted cash flow	Capitalization rate	3.9% - 7.9%	5.9%
Common Equity/Interests/Warrants	31,279	Discounted cash flow	Discount rate	7.4% - 9.4%	8.4%
Common Equity/Interests/Warrants	14,938	Liquidation analysis	N/A	N/A	N/A
Escrow Receivable	2,275	Discounted cash flow	Discount rate	5.9% - 7.0%	6.5%
Total Level 3 Investments	$5,425,997

61

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

(1)
Represents an investment in a Real Estate Investment subsidiary. The Enterprise Value analysis includes the fair value of our investments in such indirect subsidiary’s consumer loans purchased from online consumer lending platforms, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted above. In addition, the valuation also used projected loss rates as an unobservable input ranging from 0.0%-11.1%, with a weighted average of 1.0%.

(2)	Represents Real Estate Investments. Enterprise Value Waterfall methodology uses both the net asset value analysis and discounted cash flow technique, which are weighted equally (50%).

(3)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes tangible book value multiples, as noted above. In addition, the valuation of certain consumer finance companies utilizes the enterprise value waterfall technique whereby the significant unobservable input is the earnings multiple and the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies the earnings multiple ranges from 8.5x to 12.0x with a weighted average of 11.1x and the discount rate ranges from 12.3% to 14.3% with a weighted average of 13.0%.

(4)
Represents the implied discount rate based on our internally generated single-cash flow model that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

(5)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes tangible book value multiples, as noted above. In addition, the valuation of certain consumer finance companies utilizes the enterprise value waterfall technique whereby the significant unobservable input is the earnings multiple and the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies the earnings multiple ranges from 8.5x to 12.0x with a weighted average of 11.3x and the discount rate ranges from 12.3% to 14.3% with a weighted average of 12.9%.

(6)	Represents Residual Profit Interests in Real Estate Investments.

62

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2019 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Approach or Technique	Input	Range	Weighted Average
Senior Secured Debt	$1,260,526	Discounted Cash Flow (Yield analysis)	Market yield	5.6% - 19.1%	10.3%
Senior Secured Debt	434,524	Enterprise Value Waterfall (Market approach)	EBITDA multiple	3.0x - 9.5x	7.7x
Senior Secured Debt	128,152	Enterprise Value Waterfall (Market approach)	Revenue multiple	0.5x - 1.3x	1.1x
Senior Secured Debt	54,841	Enterprise Value Waterfall (Discounted cash flow)	Discount rate	7.6% - 10.5%	8.9%
Senior Secured Debt (1)	172,000	Enterprise Value Waterfall	Loss-adjusted discount rate	3.9% - 14.1%	10.6%
Senior Secured Debt (2)	433,553	Enterprise Value Waterfall (NAV Analysis)	Capitalization Rate	3.9% - 7.9%	5.9%
		Discounted Cash Flow	Discount rate	6.5% - 7.5%	7.0%
Subordinated Secured Debt	930,385	Discounted Cash Flow (Yield analysis)	Market yield	6.1% - 26.4%	11.5%
Subordinated Secured Debt	28,622	Enterprise Value Waterfall (Market approach)	EBITDA multiple	8.0x - 9.0x	8.5x
Subordinated Secured Debt	18,866	Liquidation Analysis	N/A	N/A	N/A
Subordinated Secured Debt (3)	351,926	Enterprise Value Waterfall (Market approach)	Book value multiple	0.8x - 3.0x	2.7x
Subordinated Unsecured Debt	33,058	Enterprise Value Waterfall (Market approach)	EBITDA multiple	5.8x - 11.3x	10.8x
Rated Secured Structured Notes	46,851	Discounted Cash Flow	Discount rate (4)	10.7% - 11.1%	10.9%
Subordinated Structured Notes	850,694	Discounted Cash Flow	Discount rate (4)	2.2% - 34.2%	19.8%
Preferred Equity	84,294	Enterprise Value Waterfall (Market approach)	EBITDA multiple	4.0x - 8.5x	7.1x
Common Equity/Interests/Warrants	127,814	Enterprise value waterfall (Market approach)	EBITDA multiple	5.8x - 9.0x	6.5x
Common Equity/Interests/Warrants (1)	4,778	Enterprise value waterfall	Loss-adjusted discount rate	3.9% - 14.1%	10.6%
Common Equity/Interests/Warrants (2)	297,525	Enterprise value waterfall (NAV analysis)	Capitalization rate	3.9% - 7.9%	5.9%
		Discounted cash flow	Discount rate	6.5% - 7.5%	7.0%
Common Equity/Interests/Warrants (5)	246,502	Enterprise value waterfall (Market approach)	Book value multiple	0.8x - 3.0x	2.6x
Common Equity/Interests/Warrants (6)	96,609	Discounted cash flow	Capitalization rate	3.9% - 7.9%	5.9%
Common Equity/Interests/Warrants	34,860	Discounted cash flow	Discount rate	7.1% - 14.6%	8.4%
Common Equity/Interests/Warrants	14,934	Liquidation analysis	N/A	N/A	N/A
Escrow Receivable	2,239	Discounted cash flow	Discount rate	6.1% - 7.2%	6.7%
Total Level 3 Investments	$5,653,553

63

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

(1)
Represents an investment in a Real Estate Investment subsidiary. The Enterprise Value analysis includes the fair value of our investments in such indirect subsidiary’s consumer loans purchased from online consumer lending platforms, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted above. In addition, the valuation also used projected loss rates as an unobservable input ranging from 0.0%-12.5%, with a weighted average of 1.3%.

(2)	Represents Real Estate Investments. Enterprise Value Waterfall methodology uses both the net asset value analysis and discounted cash flow technique, which are weighted equally (50%).

(3)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes tangible book value multiples as noted above. In addition, the valuation of certain consumer finance companies utilizes the enterprise value waterfall technique whereby the significant unobservable input is the earnings multiple and the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies the earnings multiple ranges from 8.8x to 12.5x with a weighted average of 11.5x and the discount rate ranges from 12.7% to 14.6% with a weighted average of 13.3%.

(4)
Represents the implied discount rate based on our internally generated single-cash flow model that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

(5)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes book value multiples as noted above. In addition, the valuation of certain consumer finance companies utilizes the enterprise value waterfall technique whereby the significant unobservable input is the earnings multiple and the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies the earnings multiple ranges from 8.8x to 12.5x with a weighted average of 11.8x and the discount rate ranges from 12.7% to 14.6% with a weighted average of 13.3%.

(6)	Represents Residual Profit Interests in Real Estate Investments.
Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, management and the independent valuation firm look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. In determining the range of values for debt instruments where market quotations are not available, except CLOs and debt investments in controlling portfolio companies, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow technique was then applied using the appropriate yield to maturity as the discount rate, to determine a range of values. In determining the range of values for debt investments of controlled companies and equity investments, the enterprise value was determined by applying a market approach such as using earnings before income interest, tax, depreciation and amortization (“EBITDA”) multiples, net income and/or book value multiples for similar guideline public companies and/or similar recent investment transactions and/or an income approach, such as the discounted cash flow technique. The enterprise value technique may also be used to value debt investments which are credit impaired. For stressed debt and equity investments, a liquidation analysis was used.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.
Our portfolio consists of residual interests and debt investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that we invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. While the CLOs we target generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the prices of indices and securities underlying our CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of debt senior to us would be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new

64

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

terms with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.
The interests we have acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) our investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. Our net asset value may also decline over time if our principal recovery with respect to CLO residual interests is less than the cost of those investments. Our CLO investments and/or the CLOs’ underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value.
An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.
On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). The Federal Reserve Bank of New York said that the publication of these alternative rates is targeted to commence by mid-2018.
At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.
We hold more than a 10% interest in certain foreign corporations that are treated as controlled foreign corporations (“CFC”) for U.S. federal income tax purposes (including our residual interest tranche investments in CLOs). Therefore, we are treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporations in an amount equal to our pro rata share of the corporation’s income for that tax year (including both ordinary earnings and capital gains). We are required to include such deemed distributions from a CFC in our taxable income and we are required to distribute at least 90% of such income to maintain our RIC status, regardless of whether or not the CFC makes an actual distribution during such year.
If we acquire shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our status as a RIC.
Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless

65

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to residual interest and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.
If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose.
The significant unobservable input used to value our investments based on the yield technique and discounted cash flow technique is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firms consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.
The significant unobservable inputs used to value our investments based on the EV analysis may include market multiples of specified financial measures such as EBITDA, net income, or book value of identified guideline public companies, implied valuation multiples from precedent M&A transactions, and/or discount rates applied in a discounted cash flow technique. The independent valuation firm identifies a population of publicly traded companies with similar operations and key attributes to that of the portfolio company. Using valuation and operating metrics of these guideline public companies and/or as implied by relevant precedent transactions, a range of multiples of the latest twelve months EBITDA, or other measure such as net income or book value, is typically calculated. The independent valuation firm utilizes the determined multiples to estimate the portfolio company’s EV generally based on the latest twelve months EBITDA of the portfolio company (or other meaningful measure). Increases or decreases in the multiple would result in an increase or decrease, respectively, in EV which would result in an increase or decrease in the fair value measurement of the debt of controlled companies and/or equity investment, as applicable. In certain instances, a discounted cash flow analysis may be considered in estimating EV, in which case, discount rates based on a weighted average cost of capital and application of the capital asset pricing model may be utilized.
The significant unobservable input used to value our private REIT investments based on the net asset value analysis is the capitalization rate applied to the earnings measure of the underlying property. Increases or decreases in the capitalization rate would result in a decrease or increase, respectively, in the fair value measurement.
Changes in market yields, discount rates, capitalization rates or EBITDA multiples, each in isolation, may change the fair value measurement of certain of our investments. Generally, an increase in market yields, discount rates or capitalization rates, or a decrease in EBITDA (or other) multiples may result in a decrease in the fair value measurement of certain of our investments.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.
During the three months ended September 30, 2019, the valuation methodology for Engine Group, Inc. (“Engine”) changed to remove the waterfall analysis. As a result of the company’s performance, the fair value of our investment in Engine increased to $36,320 as of September 30, 2019, a discount of $2,957 from its amortized cost, compared to the $4,833 unrealized depreciation recorded at June 30, 2019.
During the three months ended September 30, 2019, the valuation methodology for JD Power and Associates (“JD Power”) changed to incorporate a takeout analysis. The fair value of our investment in JD Power remained at $25,222 as of September 30, 2019, a premium of $132 from its amortized cost, same as recorded at June 30, 2019.

66

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

During the three months ended September 30, 2019, the valuation methodology for Research Now Group, Inc. & Survey Sampling International LLC (“Research Now”) changed to remove the Markit quotes and the relative value approach. As a result of a decrease in observed credit spreads, the fair value of our investment in Research Now increased to $59,825 as of September 30, 2019, a premium of $3,105 from its amortized cost, compared to the $3,084 unrealized appreciation recorded at June 30, 2019.
During the three months ended September 30, 2019, the valuation methodology for SMG US Midco (“SMG”) changed to remove the relative value approach. As a result of the company’s performance, the fair value of our investment in SMG remained at $7,485 as of September 30, 2019, equivalent to its amortized cost, same as recorded at June 30, 2019.
During the three months ended September 30, 2019, four of our Subordinated Structured Notes were deemed to have an other-than-temporary loss. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, we recorded a total loss of $2,420 related to these investments for the amount our amortized cost exceeded fair value as of the respective determination dates. During the three months ended September 30, 2018, there was no OTTI assessed for any Subordinated Structured Notes within our portfolio.
During the three months ended September 30, 2019, we received partial repayments of $60,683 of our loans previously outstanding with NPRC.
The online consumer loan investments held by certain of NPRC’s wholly owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $50, with fixed terms ranging from 24 to 84 months. As of September 30, 2019, the outstanding investment in online consumer loans by certain of NPRC’s wholly owned subsidiaries was comprised of 21,000 individual loans and residual interest in four securitizations, and had an aggregate fair value of $107,654. The average outstanding individual loan balance is approximately $4 and the loans mature on dates ranging from October 1, 2019 to April 19, 2025 with a weighted-average outstanding term of 21 months as of September 30, 2019. Fixed interest rates range from 4.0% to 36.0% with a weighted-average current interest rate of 23.1%. As of September 30, 2019, our investment in NPRC and its wholly-owned subsidiaries relating to online consumer lending had a fair value of $113,492.
As of September 30, 2019, based on outstanding principal balance, 9.4% of the portfolio was invested in super prime loans (borrowers with a Fair Isaac Corporation (“FICO”) score, of 720 or greater), 24.8% of the portfolio in prime loans (borrowers with a FICO score of 660 to 719) and 65.8% of the portfolio in near prime loans (borrowers with a FICO score of 580 to 659, a portion of which are considered sub-prime).

Loan Type	Outstanding Principal Balance	Fair Value	Interest Rate Range	Weighted Average Interest Rate*
Super Prime	$7,459	$7,197	4.0% - 24.1%	12.5%
Prime	19,766	18,819	4.0% - 36.0%	17.5%
Near Prime	52,492	48,848	6.0% - 36.0%	26.7%
*Weighted by outstanding principal balance of the online consumer loans.

As of September 30, 2019, our investment in NPRC and its wholly owned subsidiaries had an amortized cost of $708,706 and a fair value of $968,982, including our investment in online consumer lending as discussed above. As of September 30, 2019, our investment in NPRC and its wholly owned subsidiaries relating to the real estate portfolio had a fair value of $855,490. This portfolio was comprised of thirty-six multi-families properties, twelve self-storage properties, eight student housing properties and three commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of September 30, 2019.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Filet of Chicken	Forest Park, GA	10/24/2012	$7,400	$—
2	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	—
3	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	11,246
4	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	13,688
5	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	24,419
6	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	17,350
7	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	13,931
8	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,088
9	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	7,556

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PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
10	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
11	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
12	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
13	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
14	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
15	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
16	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
17	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	8,927	6,695
18	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
19	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	86,377
20	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	15,743
21	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	15,911
22	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	30,359
23	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	17,272
24	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	17,509
25	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	25,073
26	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	19,471
27	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	11,871
28	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
29	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
30	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
31	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
32	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
33	SSIL I, LLC	Aurora, IL	11/5/2015	34,500	26,450
34	Vesper Tuscaloosa, LLC	Tuscaloosa, AL	9/28/2016	54,500	43,093
35	Vesper Iowa City, LLC	Iowa City, IA	9/28/2016	32,750	24,825
36	Vesper Corpus Christi, LLC	Corpus Christi, TX	9/28/2016	14,250	10,800
37	Vesper Campus Quarters, LLC	Corpus Christi, TX	9/28/2016	18,350	14,175
38	Vesper College Station, LLC	College Station, TX	9/28/2016	41,500	32,058
39	Vesper Kennesaw, LLC	Kennesaw, GA	9/28/2016	57,900	48,612
40	Vesper Statesboro, LLC	Statesboro, GA	9/28/2016	7,500	7,480
41	Vesper Manhattan KS, LLC	Manhattan, KS	9/28/2016	23,250	15,459
42	JSIP Union Place, LLC	Franklin, MA	12/7/2016	64,750	51,800
43	9220 Old Lantern Way, LLC	Laurel, MD	1/30/2017	187,250	153,580
44	7915 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	95,700	76,560
45	8025 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	15,300	12,240
46	23275 Riverside Drive Owner, LLC	Southfield, MI	11/8/2017	52,000	44,044
47	23741 Pond Road Owner, LLC	Southfield, MI	11/8/2017	16,500	14,185
48	150 Steeplechase Way Owner, LLC	Largo, MD	1/10/2018	44,500	36,668
49	Laurel Pointe Holdings, LLC	Forest Park, GA	5/9/2018	33,005	26,400
50	Bradford Ridge Holdings, LLC	Forest Park, GA	5/9/2018	12,500	10,000
51	Olentangy Commons Owner LLC	Columbus, OH	6/1/2018	113,000	92,876
52	Villages of Wildwood Holdings LLC	Fairfield, OH	7/20/2018	46,500	39,525
53	Falling Creek Holdings LLC	Richmond, VA	8/8/2018	25,000	19,335
54	Crown Pointe Passthrough LLC	Danbury, CT	8/30/2018	108,500	89,400
55	Ashwood Ridge Holdings LLC	Jonesboro, GA	9/21/2018	9,600	7,300
56	Lorring Owner LLC	Forestville, MD	10/30/2018	58,521	47,680
57	Hamptons Apartments Owner, LLC	Beachwood, OH	1/9/2019	96,500	79,520
58	5224 Long Road Holdings, LLC	Orlando, FL	6/28/2019	26,500	21,200
59	Druid Hills Holdings LLC	Atlanta, GA	7/30/2019	96,000	79,104
				$1,799,757	$1,510,743

68

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

On July 16, 2019, we sold $16,000, or 8.39%, of the outstanding principal balance of the senior secured note investment in Broder Bros., Co. We recorded a realized loss of $120 as a result of these transactions.
On August 6, 2019, Medmark repaid the $7,000 subordinated secured loan receivable to us. We recorded a realized gain of $13 as a result of these transactions.
As of September 30, 2019, $3,118,791 of our loans to portfolio companies and investments in RSSNs, at fair value, bear interest at floating rates and have LIBOR floors ranging from 0.0% - 3.0%. As of September 30, 2019, $591,885 of our loans to portfolio companies, at fair value, bear interest at fixed rates ranging from 1.0% - 20.5%. As of June 30, 2019, $3,294,584 of our loans to portfolio companies, at fair value, bore interest at floating rates and have LIBOR floors ranging from 0.0% - 3.0%. As of June 30, 2019, $598,720 of our loans to portfolio companies, at fair value, bore interest at fixed rates ranging from 1.0% - 20.5%.
At September 30, 2019, nine loan investments were on non-accrual status: Edmentum Ultimate Holdings, LLC (“Edmentum,” the Unsecured Junior PIK Note), Interdent (the Senior Secured Term Loan C and Senior the Secured Term Loan D), Pacific World Corporation (the Senior Secured Term Loan A and the Senior Secured Term Loan B), United Sporting Companies, Inc. (“USC”), USES Corp. (“USES,” the Senior Secured Term Loan A and the Senior Secured Term Loan B), and UTP (the Senior Secured Term Loan B). At June 30, 2019, nine loan investments were on non-accrual status: Edmentum (the Unsecured Junior PIK Note), InterDent (the Senior Secured Term Loan C and the Senior Secured Term Loan D), Pacific World Corporation (the Senior Secured Term Loan A and the Senior Secured Term Loan B), USC, USES (the Senior Secured Term Loan A and the Senior Secured Term Loan B), and UTP (the Senior Secured Term Loan B). Cost balances of these loans amounted to $469,328 and $487,356 as of September 30, 2019 and June 30, 2019, respectively. The fair value of these loans amounted to $132,861 and $167,833 as of September 30, 2019 and June 30, 2019, respectively. The fair values of these investments represent approximately 2.4% and 2.9% of our total assets at fair value as of September 30, 2019 and June 30, 2019, respectively.
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 5.00%. As of September 30, 2019 and June 30, 2019, we had $22,439 and $23,375, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies. The fair value of our undrawn committed revolvers and delayed draw term loans was zero as of September 30, 2019 and June 30, 2019.
We have guaranteed $2,571 in standby letters of credit issued through a financial intermediary and $1,314 of equipment lease obligations on behalf of InterDent, Inc. (“InterDent”) as of September 30, 2019. Under these arrangements, we would be required to make payments to the financial intermediary or equipment lease provider, respectively, if InterDent was to default on their related payment obligations. As of September 30, 2019, we have not recorded a liability on the statement of assets and liabilities for these guarantees as the likelihood of default on the standby letters of credit or equipment lease is deemed to be remote.
Unconsolidated Significant Subsidiaries
Our investments are generally in small and mid-sized companies in a variety of industries. In accordance with Regulation S-X 3-09 and Regulation S-X 4-08(g), we must determine which of our unconsolidated controlled portfolio companies are considered “significant subsidiaries,” if any. In evaluating these investments, there are three tests utilized to determine if any of our controlled investments are considered significant subsidiaries: the asset test, the income test and the investment test. Regulation S-X 3-09 requires separate audited financial statements of an unconsolidated subsidiary in an annual report if any of the three tests exceed 20%. Regulation S-X 4-08(g) requires summarized financial information in an annual report if any of the three tests exceeds 10%.
Pursuant to Regulation S-X 10-01(b), Interim Financial Statements, summarized interim income statement information is required for an unconsolidated subsidiary within a quarterly report if the unconsolidated subsidiary would otherwise require separate audited financial statements within an annual report pursuant to Regulation S-X 3-09.

69

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

CP Energy Services Inc. (“CP Energy”) is a significant subsidiary due to income for the three months ended September 30, 2019. The following table shows summarized income statement information for CP Energy for the periods included in this quarterly report:

	Three Months Ended September 30,
Summary Statement of Operations	2019	2018
Total revenue	$13,189	$20,387
Cost of sales	10,193	13,814
Operating expenses	2,211	2,124
Other expenses (including tax expense)	7,479	7,066
Net loss	(6,694)	(2,617)
First Tower Finance Company LLC (“First Tower Finance”), which was a significant subsidiary due to income for our fiscal years ending June 30, 2019 and June 30, 2018, is a significant subsidiary due to income for the three months ended September 30, 2019. The following table shows summarized income statement information for First Tower Finance for the periods included in this quarterly report:

	Three Months Ended September 30,
Summary Statement of Operations	2019	2018
Total revenue	$69,188	$66,617
Total expenses	70,486	67,547
Loss before income tax	(1,298)	(930)
Income tax	16	50
Net loss	(1,314)	(980)
InterDent, Inc. (“InterDent”) is a significant subsidiary due to income for the three months ended September 30, 2019. The following table shows summarized income statement information for InterDent for the periods included in this quarterly report:

	Three Months Ended September 30,
Summary Statement of Operations	2019	2018
Total revenue	$73,274	$79,613
Cost of sales	57,645	60,743
Operating expenses	18,388	20,449
Other expenses (including tax expense)	8,347	8,218
Net loss	(11,106)	(9,797)
National Property REIT Corp. (“NPRC”), which was a significant subsidiary due to assets and income for our fiscal years ending June 30, 2019 and June 30, 2018, is a significant subsidiary due to assets and income for the three months ended September 30, 2019. The following table shows summarized income statement information for NPRC for the periods included in this quarterly report:

	Three Months Ended September 30,
Summary Statement of Operations	2019	2018
Total revenue	$216,601	$100,644
Operating expenses	103,997	83,069
Operating income	112,604	17,575
Depreciation and amortization	(23,843)	(18,198)
Fair value adjustment	(2,869)	(8,080)
Net income (loss)	85,892	(8,703)

70

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Pacific World Corporation (“Pacific World”), which was a significant subsidiary due to income for our fiscal year ending June 30, 2019, is a significant subsidiary due to income for the three months ended September 30, 2019. The following table shows summarized income statement information for Pacific World for the periods included in this quarterly report:

	Three Months Ended September 30,
Summary Statement of Operations	2019	2018
Net Sales	$17,705	$24,421
Cost of sales	14,595	18,300
Selling, general and administrative expenses	10,537	20,255
Interest expense	6,108	5,622
Other expense (income), net	1,140	773
Income tax expense (benefit)	81	101
Net loss	(14,756)	(20,630)
Valley Electric Company, Inc. (“Valley Electric”), which was a significant subsidiary due to income for our fiscal year ending June 30, 2019, is a significant subsidiary due to income for the three months ended September 30, 2019. The following table shows summarized income statement information for Valley Electric for the periods included in this quarterly report:

	Three Months Ended September 30,
Summary Statement of Operations	2019	2018
Total revenue	$69,279	$53,480
Cost of sales	59,794	41,887
Operating expenses	3,756	3,670
Other expenses (including tax expense)	2,190	1,874
Net income	3,539	6,049
The SEC has requested comments on the proper mechanics of how the calculations related to Regulation S-X 3-09 and Regulation S-X 4-08(g) should be completed. There is currently diversity in practice for the calculations. We expect that the SEC will clarify the calculation methods in the future.
Note 4. Revolving Credit Facility
On August 29, 2014, we renegotiated our previous credit facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility”). The lenders had extended commitments of $885,000 under the 2014 Facility as of June 30, 2018. The 2014 Facility included an accordion feature which allowed commitments to be increased up to $1,500,000 in the aggregate. Interest on borrowings under the 2014 Facility was one-month LIBOR plus 225 basis points. Additionally, the lenders charged a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility was drawn or 100 basis points otherwise.
On August 1, 2018, we renegotiated the 2014 Facility and closed an expanded five and a half year revolving credit (the “2018 Facility”). The lenders had extended commitments of $1,132,500 as of June 30, 2019. The 2018 Facility included an accordion feature which allowed commitments to be increased up to $1,500,000 in the aggregate.

On September 9, 2019, we amended the 2018 Facility and closed an expanded revolving credit facility (the “2019 Facility” and collectively with the 2014 Facility and the 2018 Facility, the “Revolving Credit Facility”). The lenders had extended commitments of $1,077,500 as of September 30, 2019. The Revolving Credit Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The Revolving Credit Facility Facility matures on September 9, 2024. It includes a revolving period that extends through September 9, 2023, followed by an additional one-year amortization period, with distributions allowed to Prospect after the completion of the revolving period. During such one-year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one-year amortization period, the remaining balance will become due, if required by the lenders.

The Revolving Credit Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum

71

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

equity requirements. The Revolving Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the Revolving Credit Facility. The Revolving Credit Facility also requires the maintenance of a minimum liquidity requirement. As of September 30, 2019, we were in compliance with the applicable covenants.
Interest on borrowings under the 2019 Facility is one-month LIBOR plus 220 basis points. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if more than 35% and an amount less than or equal to 60% of the credit facility is drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn. The 2019 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.
For the three months ended September 30, 2019 and September 30, 2018, the average stated interest rate (i.e., rate in effect plus the spread) and average outstanding borrowings for the Revolving Credit Facility were as follows:

	Three Months Ended September 30,
	2019	2018
Average stated interest rate	4.45%	4.30%
Average outstanding balance	$87,772	$166,141
As of September 30, 2019 and June 30, 2019, we had $640,318 and $684,212, respectively, available to us for borrowing under the Revolving Credit Facility, of which $108,000 and $167,000 was outstanding as of September 30, 2019 and June 30, 2019, respectively. As of September 30, 2019, the investments, including cash and cash equivalents, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,549,718, which represents 27.9% of our total investments, including cash and cash equivalents. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and, as such, these investments are not available to our general creditors. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $1,077,500. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $10,870 of new fees and $7,787 were carried over for continuing participants from the previous facilities, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of September 30, 2019, $10,745 remains to be amortized and is reflected as deferred financing costs on the Consolidated Statements of Assets and Liabilities. During the three months ended September 30, 2018, $398 of fees were expensed relating to credit providers in the 2018 Facility who did not commit to the 2019 Facility.
During the three months ended September 30, 2019 and September 30, 2018, we recorded $5,422 and $4,365, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Note 5. Convertible Notes
2017 Notes
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that matured on October 15, 2017 (the “2017 Notes”). The 2017 Notes bore interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035. On March 28, 2016, we repurchased $500 aggregate principal amount of the 2017 Notes at a price of 98.25, including commissions. The transaction resulted in our recognizing a $9 gain for the period ended March 31, 2016. On April 6, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $1,786 loss during the three months ended June 30, 2017. On October 15, 2017, we repaid the outstanding principal amount of $50,734 of the 2017 Notes, plus interest. No gain or loss was realized on the transaction.

72

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

2018 Notes
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that matured on March 15, 2018 (the “2018 Notes”). The 2018 Notes bore interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600. On April 6, 2017, we repurchased $114,581 aggregate principal amount of the 2018 Notes at a price of 103.5, including commissions. The transaction resulted in our recognizing a $4,700 loss during the three months ended June 30, 2017. On March 15, 2018, we repaid the outstanding principal amount of $85,419 of the 2018 Notes, plus interest. No gain or loss was realized on the transaction.
2019 Notes
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that matured on January 15, 2019 (the “2019 Notes”). The 2019 Notes bore interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600. On May 30, 2018, we repurchased $98,353 aggregate principal amount of the 2019 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $2,383 loss during the three months ended June 30, 2018. On January 15, 2019, we repaid the outstanding principal amount of $101,647 of the 2019 Notes, plus interest. No gain or loss was realized on the transaction.
2020 Notes
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain of $332, in the amount of the difference between the reacquisition price and the net carrying amount of the 2020 Notes, net of the proportionate amount of unamortized debt issuance cost. During the three months ended December 31, 2018, we repurchased an additional $13,500 aggregate principal amount of the 2020 Notes at a price of 99.5, including commissions. As a result of this transaction, we recorded a loss of $41, in the amount of the difference between the reacquisition price and the net carrying amount of the 2020 Notes, net of the proportionate amount of unamortized debt issuance costs. During the three months ended March 31, 2019, we repurchased an additional $129,798 aggregate principal amount of the 2020 Notes at a weighted average price of 101.4, including commission. As a result of these transactions, we recorded a net loss of $2,787 during the three months ended March 31, 2019, in the amount of the difference between the reacquisition price and the net carrying amounts of the 2020 Notes, net of the proportionate amount of unamortized debt issuance costs. During the three months ended June 30, 2019, we repurchased an additional $24,588 aggregate principal amount of the 2020 Notes at a weighted average price of $101.10, including commissions. As a result of these transactions, we recorded a net loss of $414 during the three months ended June 30, 2019, in the amount of the difference of the reacquisition price and the net carrying amounts of the 2020 Notes, net of the proportionate amount of unamortized debt issuance costs.
On June 28, 2019, we commenced a tender offer to purchase for cash any and all of the $224,114 then outstanding aggregate principal amount of the 2020 Notes (“June Tender Offer”). On July 27, 2019, $32,948 aggregate principal amount of the 2020 Notes, representing 14.7% of the previously outstanding 2020 Notes, were validly tendered and accepted. On August 12, 2019, we commenced a tender offer to purchase for cash up to $60,000 aggregate principal amount of the 2020 Notes (“August Tender Offer”). On September 10, 2019, $13,597 aggregate principal amount of the 2020 Notes, representing 7.1% of the previously outstanding 2020 Notes, were validly tendered and accepted. The June Tender Offer and August Tender Offer, (collectively, the “2020 Notes Tender Offers”), resulted in our recognizing a loss of $686. As of September 30, 2019, the outstanding aggregate principal amount of the 2020 Notes is $177,569. On September 24, 2019, we commenced a tender offer to purchase for cash up to $40,000 outstanding aggregate principal amount of the 2020 Notes (“September Tender Offer”). The September Tender Offer expired at 12:00 midnight, New York City time, on October 23, 2019 (one minute after 11:59 p.m. New York City time, on October 22, 2019) (Note 18).
2022 Notes
On April 11, 2017, we issued $225,000 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Original 2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Original 2022 Notes bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2017. Total proceeds from the issuance of the Original 2022 Notes, net of underwriting discounts and offering costs, were $218,010. On May 18, 2018, we issued an additional $103,500 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Additional

73

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

2022 Notes,” and together with the Original 2022 Notes, the “2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Additional 2022 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2022 Notes and bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2018. Total proceeds from the issuance of the Additional 2022 Notes, net of underwriting discounts and offering costs, were $100,749. As of September 30, 2019, the outstanding aggregate principal amount of the 2022 Notes is $328,500.
2025 Notes
On March 1, 2019, we issued $175,000 aggregate principal amount of senior convertible notes that mature on March 1, 2025 (the “2025 Notes”), unless previously converted or repurchased in accordance with their terms. We granted the underwriters a 13-day over-allotment option to purchase up to an additional $26,250 aggregate principal amount of the 2025 Notes. The underwriters fully exercised the over-allotment option on March 11, 20l9 and we issued $26,250 aggregate principal amount of 2025 Notes at settlement on March 13, 2019. The 2025 Notes bear interest at a rate of 6.375% per year, payable semi-annually on March 1 and September 1 each year, beginning September 1, 2019. Total proceeds from the issuance of the 2025 Notes, net of underwriting discounts and offering costs, were $198,674. As of September 30, 2019, the outstanding aggregate principal amount of the 2025 Notes is $201,250.

Certain key terms related to the convertible features for the 2020 Notes, the 2022 Notes, and the 2025 Notes (collectively, the “Convertible Notes”) are listed below:

	2020 Notes	2022 Notes	2025 Notes
Initial conversion rate(1)	80.6647	100.2305	110.7420
Initial conversion price	$12.40	$9.98	$9.03
Conversion rate at September 30, 2019(1)(2)	80.6670	100.2305	110.7420
Conversion price at September 30, 2019(2)(3)	$12.40	$9.98	$9.03
Last conversion price calculation date	4/11/2019	4/11/2019	3/1/2019
Dividend threshold amount (per share)(4)	$0.110525	$0.083330	$0.060000

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)	The conversion price will increase only if the current monthly dividends (per share) exceed the dividend threshold amount (per share).

(4)
The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment. Current dividend rates are at or below the minimum dividend threshold amount for further conversion rate adjustments for all bonds.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.

74

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

In connection with the issuance of the Convertible Notes, we recorded a discount of $4,025 and debt issuance costs of $22,352 which are being amortized over the terms of the Convertible Notes. As of September 30, 2019, $3,700 of the original issue discount and $8,918 of the debt issuance costs remain to be amortized and are included as a reduction within Convertible Notes on the Consolidated Statement of Assets and Liabilities.
During the three months ended September 30, 2019 and September 30, 2018, we recorded $10,655 and $11,435, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Note 6. Public Notes
2023 Notes
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Original 2023 Notes”). The Original 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the Original 2023 Notes, net of underwriting discounts and offering costs, were $243,641. On June 20, 2018, we issued an additional $70,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Additional 2023 Notes,” and together with the Original 2023 Notes, the “2023 Notes”). The Additional 2023 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2023 Notes and bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the Additional 2023 Notes, net of underwriting discounts, were $69,403. As of September 30, 2019, the outstanding aggregate principal amount of the 2023 Notes is $320,000.
5.00% 2019 Notes
On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $295,998. On June 7, 2018, we commenced a tender offer to purchase for cash any and all of the $300,000 aggregate principal amount outstanding of the 5.00% 2019 Notes. On June 20, 2018, $146,464 aggregate principal amount of the 5.00% 2019 Notes, representing 48.8% of the previously outstanding 5.00% 2019 Notes, were validly tendered and accepted. The transaction resulted in our recognizing a loss of $3,705 during the three months ended June 30, 2018. On September 26, 2018, we repurchased the remaining $153,536 aggregate principal amount of the 5.00% 2019 Notes at a price of 101.645, including commissions. The transaction resulted in our recognizing a loss of $2,874 during the three months ended September 30, 2018.
2024 Notes
On December 10, 2015, we issued $160,000 aggregate principal amount of unsecured notes that mature on June 15, 2024 (the “2024 Notes”). The 2024 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2016. Total proceeds from the issuance of the 2024 Notes, net of underwriting discounts and offering costs, were $155,043. On June 16, 2016, we entered into an at-the-market (“ATM”) program with FBR Capital Markets & Co. through which we could sell, by means of ATM offerings, from time to time, up to $100,000 in aggregate principal amount of our existing 2024 Notes (“Initial 2024 Notes ATM”). Following the initial 2024 Notes ATM, the aggregate principal amount of the 2024 Notes issued was $199,281 for net proceeds of $193,253, after commissions and offering costs. On July 2, 2018, we entered into a second ATM program with B. Riley FBR, Inc. and BB&T Capital Markets, and on August 31, 2018 with Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of the 2024 Notes (“Second 2024 Notes ATM,” and together with the Initial 2024 Notes ATM, the “2024 Notes Follow-on Program”). The 2024 Notes are listed on the New York Stock Exchange (“NYSE”) and trade thereon under the ticker “PBB”. During the year ended June 30, 2019, we issued an additional $35,162 aggregate principal amount under the Second 2024 Notes ATM, for net proceeds of $34,855, after commissions and offering costs. As of September 30, 2019, the outstanding aggregate principal amount of the 2024 Notes is $234,443.

75

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

2028 Notes
On June 7, 2018, we issued $55,000 aggregate principal amount of unsecured notes that mature on June 15, 2028 (the “2028 Notes”). The 2028 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the 2028 Notes, net of underwriting discounts and offering costs were $53,119. On July 2, 2018, we entered into an ATM program with B. Riley FBR, Inc. and BB&T Capital Markets, and on August 31, 2018 with Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of our existing 2028 Notes (“2028 Notes ATM” or “2028 Notes Follow-on Program”). The 2028 Notes are listed on the NYSE and trade thereon under the ticker “PBY”. During the year ended June 30, 2019, we issued an additional $15,761 aggregate principal amount under the 2028 Notes ATM, for net proceeds of $15,530, after commissions and offering costs. As of September 30, 2019, the outstanding aggregate principal amount of the 2028 Notes is $70,761.
6.375% 2024 Notes
On October 1, 2018, we issued $100,000 aggregate principal amount of unsecured notes that mature on January 15, 2024 (the “6.375% 2024 Notes”). The 6.375% 2024 Notes bear interest at a rate of 6.375% per year, payable semi-annually on January 15 and July 15 of each year, beginning January 15, 2019. Total proceeds from the issuance of the 6.375% 2024 Notes, net of underwriting discounts and offering costs, were $98,985. As of September 30, 2019, the outstanding aggregate principal amount of the 6.375% 2024 Notes is $100,000.
2029 Notes
On December 5, 2018, we issued $50,000 aggregate principal amount of unsecured notes that mature on June 15, 2029 (the “2029 Notes”). The 2029 Notes bear interest at a rate of 6.875% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year, beginning March 15, 2019. Total proceeds from the issuance of the 2029 Notes, net of underwriting discounts and offering costs, were $48,057. On February 9, 2019, we entered into an ATM program with B. Riley FBR, Inc., BB&T Capital Markets, and Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of our existing 2029 Notes (“2029 Notes ATM” or “2029 Notes Follow-on Program”). The 2029 Notes are listed on the NYSE and trade thereon under the ticker “PBC”. During the year ended June 30, 2019, we issued an additional $19,170 aggregate principal amount under the 2029 Notes ATM, for net proceeds of $18,523, after commissions and offering costs. As of September 30, 2019, the outstanding aggregate principal amount of the 2029 Notes is $69,170.

The 2023 Notes, the 2024 Notes, the 2028 Notes, the 6.375% 2024 Notes, and the 2029 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the Public Notes we recorded a discount of $4,112 and debt issuance costs of $16,226, which are being amortized over the terms of the notes. As of September 30, 2019, $2,404 of the original issue discount and $10,969 of the debt issuance costs remain to be amortized and are included as a reduction within Public Notes on the Consolidated Statement of Assets and Liabilities.
During the three months ended September 30, 2019 and September 30, 2018, we recorded $12,818 and $11,363, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Note 7. Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Original Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes®, which was increased to $1,500,000 in May 2014. We sold approximately $1,454,466 in aggregate principal amount Prospect Capital InterNotes® under the Original Selling Agent Agreement. On May 10, 2019, the Original Selling Agent Agreement was terminated, and we entered into a new selling agent agreement with Incapital LLC (the “Selling Agent Agreement”), authorizing the issuance and sale from time to time of up to $1,000,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”). Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the three months ended September 30, 2019, we issued $95,135 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $93,459. These notes were issued with stated interest rates ranging from 3.75% to 5.50% with a weighted average interest rate of 4.51%. These notes mature between July 15, 2024 and October 15, 2029. The following table summarizes the Prospect Capital InterNotes® issued during the three months ended September 30, 2019:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$32,479	3.75%–5.00%	4.44%	July 15, 2024 – October 15, 2024
7	24,020	4.00%–5.25%	4.32%	July 15, 2026 – October 15, 2026
10	38,636	3.75%–5.50%	4.69%	July 15, 2029 – October 15, 2029
	$95,135
During the three months ended September 30, 2018, we issued $39,757 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $39,093. These notes were issued with stated interest rates ranging from 5.00% to 6.00% with a weighted average interest rate of 5.48%. These notes mature between July 15, 2022 and September 15, 2028. The following table summarizes the Prospect Capital InterNotes® issued during the three months ended September 30, 2018:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$18,668	5.00%	5.00%	July 15, 2023 – September 15, 2023
7	7,172	5.50%–5.75%	5.73%	July 15, 2025 – September 15, 2025
8	385	5.75%	5.75%	August 15, 2025 – March 15, 2026
10	13,532	6.00%	6.00%	July 15, 2028 – September 15, 2028
	$39,757
During the three months ended September 30, 2019, we redeemed, prior to maturity, $143,980 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 5.26% in order to replace shorter maturity debt with longer-term debt. During the three months ended September 30, 2019, we repaid $1,479 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2019 was $1,193.

76

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

The following table summarizes the Prospect Capital InterNotes® outstanding as of September 30, 2019:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$227,889	3.75% – 5.75%	4.96%	April 15, 2022 – October 15, 2024
6.5	4,750	5.25%	5.25%	April 15, 2022 – May 15, 2022
7	90,596	4.00% – 6.00%	5.32%	May 15, 2022 – October 15, 2026
8	24,500	4.50% – 5.75%	4.67%	August 15, 2025 – July 15, 2026
10	132,670	3.75% – 6.85%	5.64%	April 15, 2022 – October 15, 2029
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,077	5.25% – 6.00%	5.35%	May 15, 2028 – November 15, 2028
18	19,157	4.13% – 6.25%	5.58%	December 15, 2030 – August 15, 2031
20	3,887	5.75% – 6.00%	5.90%	November 15, 2032 – October 15, 2033
25	31,295	6.25% – 6.50%	6.39%	August 15, 2038 – May 15, 2039
30	102,576	5.50% – 6.75%	6.25%	November 15, 2042 – October 15, 2043
	$657,375
During the three months ended September 30, 2018, we redeemed, prior to maturity $29,360 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.70% in order to replace debt with shorter maturity dates. During the three months ended September 30, 2018, we repaid $2,434 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2018 was $256.
The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2019:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$283,450	4.00% – 5.75%	5.10%	July 15, 2021 - June 15, 2024
5.5	1,399	4.25%	4.25%	July 15, 2020
6.5	34,745	5.10% – 5.25%	5.24%	January 15, 2022 - May 15, 2022
7	83,731	4.00% – 6.00%	5.56%	January 15, 2020 - June 15, 2026
7.5	1,996	5.75%	5.75%	February 15, 2021
8	24,500	4.50% – 5.75%	4.67%	August 15, 2025 - July 15, 2026
10	99,529	5.50% – 7.00%	6.09%	March 15, 2022 - June 15, 2029
12	2,978	6.00%	6.00%	November 15, 2025 - December 15, 2025
15	17,077	5.25% – 6.00%	5.35%	May 15, 2028 - November 15, 2028
18	19,306	4.13% – 6.25%	5.58%	December 15, 2030 - August 15, 2031
20	3,887	6.00%	5.90%	November 15, 2032 - October 15, 2033
25	31,855	6.25% – 6.50%	6.39%	August 15, 2038 - May 15, 2039
30	103,246	5.50% – 6.75%	6.24%	November 15, 2042 - October 15, 2043
	$707,699
In connection with the issuance of Prospect Capital InterNotes®, we incurred $27,407 of fees which are being amortized over the term of the notes, of which $12,561 remains to be amortized and is included as a reduction within Prospect Capital InterNotes® on the Consolidated Statement of Assets and Liabilities as of September 30, 2019.
During the three months ended September 30, 2019 and September 30, 2018, we recorded $10,003 and $10,745, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.

77

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 8. Fair Value and Maturity of Debt Outstanding
The following table shows our outstanding debt as of September 30, 2019.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$108,000	$10,745	$108,000	(3)	$108,000		1ML+2.20%	(6)

2020 Notes	177,569	477	177,092		179,247	(4)	5.35%	(7)
2022 Notes	328,500	6,154	322,346		338,036	(4)	5.71%	(7)
2025 Notes	201,250	5,987	195,263		213,492	(4)	6.63%	(7)
Convertible Notes	707,319		694,701		730,775

6.375% 2024 Notes	100,000	957	99,043		107,180	(4)	6.64%	(7)
2023 Notes	320,000	3,064	316,936		338,205	(4)	6.09%	(7)
2024 Notes	234,443	4,579	229,864		237,256	(4)	6.76%	(7)
2028 Notes	70,761	2,292	68,469		72,459	(4)	6.77%	(7)
2029 Notes	69,170	2,481	66,689		72,928	(4)	7.38%	(7)
Public Notes	794,374		781,001		828,028

Prospect Capital InterNotes®	657,375	12,561	644,814		713,074	(5)	6.16%	(8)
Total	$2,267,068		$2,228,516		$2,379,877

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of September 30, 2019.

(2)	The maximum draw amount of the Revolving Credit facility as of September 30, 2019 is $1,077,500.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Note 2 for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread based on observable market inputs.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the 2028 Notes, and the 2029 Notes, the rate presented is a combined effective interest rate of their respective original Note issuances and Note Follow-on Programs.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation which approximates level yield, are weighted against the average year-to-date principal balance.

78

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

The following table shows our outstanding debt as of June 30, 2019:

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$167,000	$8,529	$167,000	(3)	$167,000		1ML+2.20%	(6)

2020 Notes	224,114	1,012	223,102		226,933	(4)	5.38%	(7)
2022 Notes	328,500	6,681	321,819		330,964	(4)	5.71%	(7)
2025 Notes	201,250	6,174	195,076		207,847	(4)	6.63%	(7)
Convertible Notes	753,864		739,997		765,744

6.375% 2024 Notes	100,000	1,020	98,980		106,747	(4)	5.29%	(7)
2023 Notes	320,000	3,270	316,730		340,314	(4)	6.09%	(7)
2024 Notes	234,443	4,746	229,697		239,788	(4)	6.74%	(7)
2028 Notes	70,761	2,303	68,458		73,025	(4)	6.72%	(7)
2029 Notes	69,170	2,487	66,683		71,245	(4)	7.38%	(7)
Public Notes	794,374		780,548		831,119

Prospect Capital InterNotes®	707,699	12,349	695,350		741,227	(5)	6.16%	(8)
Total	$2,422,937		$2,382,895		$2,505,090

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of June 30, 2019.

(2)	The maximum draw amount of the Revolving Credit facility as of June 30, 2019 is $1,132,500.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Note 2 for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread based on observable market inputs.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the 2028 Notes, and the 2029 Notes, the rate presented is a combined effective interest rate of their respective original Note issuances and Note Follow-on Programs.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation which approximates level yield, are weighted against the average year-to-date principal balance.

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of September 30, 2019:

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$108,000	—	$—	$108,000	$—
Convertible Notes	707,319	177,569	328,500	—	201,250
Public Notes	794,374	—	—	654,443	139,931
Prospect Capital InterNotes®	657,375	—	65,418	206,618	385,339
Total Contractual Obligations	$2,267,068	$177,569	$393,918	$969,061	$726,520

79

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2019:

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$167,000	$—	$—	$167,000	$—
Convertible Notes	753,864	224,114	—	328,500	201,250
Public Notes	794,374	—	—	654,443	139,931
Prospect Capital InterNotes®	707,699	4,402	188,037	189,795	325,465
Total Contractual Obligations	$2,422,937	$228,516	$188,037	$1,339,738	$666,646
Note 9. Stock Repurchase Program, Equity Offerings, Offering Expenses, and Distributions
On August 24, 2011, our Board of Directors approved a share repurchase plan (the “Repurchase Program”) under which we may repurchase up to $100,000 of our common stock at prices below our net asset value per share. Prior to any repurchase, we are required to notify shareholders of our intention to purchase our common stock. Our last notice was delivered with our annual proxy mailing on September 19, 2019.
We did not repurchase any shares of our common stock during the three months ended September 30, 2019 and September 30, 2018. As of September 30, 2019, the approximate dollar value of shares that may yet be purchased under the Repurchase Program is $65,860.
Excluding dividend reinvestments, during the three months ended September 30, 2019 and September 30, 2018, we did not issue any shares of our common stock.
During the three months ended September 30, 2019 and September 30, 2018, we distributed approximately $66,111 and $65,694, respectively, to our stockholders. The following table summarizes our distributions declared and payable for the three months ended September 30, 2018 and September 30, 2019.

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
5/9/2018	7/31/2018	8/23/2018	$0.060000	$21,882
5/9/2018	8/31/2018	9/20/2018	0.060000	21,898
8/28/2018	9/28/2018	10/18/2018	0.060000	21,914
Total declared and payable for the three months ended September 30, 2018				$65,694

5/8/2019	7/31/2019	8/22/2019	$0.060000	$22,032
5/8/2019	8/30/2019	9/19/2019	0.060000	22,037
8/27/2019	9/30/2019	10/24/2019	0.060000	22,042
Total declared and payable for the three months ended September 30, 2019				$66,111
Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during three months ended September 30, 2019 and September 30, 2018. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be recorded and payable subsequent to September 30, 2019:

•	$0.06 per share for October 2019 to holders of record on October 31, 2019 with a payment date of November 20, 2019.
During the three months ended September 30, 2019 and September 30, 2018, we issued 232,847 and 815,201 shares of our common stock, respectively, in connection with the dividend reinvestment plan.
On February 9, 2016, we amended our dividend reinvestment plan that provided for reinvestment of our dividends or distributions on behalf of our stockholders, unless a stockholder elects to receive cash, to add the ability of stockholders to purchase additional shares by making optional cash investments. Under the revised dividend reinvestment and direct stock repurchase plan, stockholders may elect to purchase additional shares through our transfer agent in the open market or in negotiated transactions.

80

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

During the three months ended September 30, 2019, Prospect officers and directors purchased 601,745 shares of our stock, or 0.16% of total outstanding shares as of September 30, 2019, both through the open market transactions and shares issued in connection with our dividend reinvestment plan.
As of September 30, 2019, we have reserved 69,536,510 shares of our common stock for issuance upon conversion of the Convertible Notes (see Note 5).
Note 10. Other Income
Other income consists of structuring fees, overriding royalty interests, revenue receipts related to net profit interests, deal deposits, administrative agent fees, and other miscellaneous and sundry cash receipts. The following table shows income from such sources during the three months ended September 30, 2019 and September 30, 2018.

	Three Months Ended September 30,
	2019	2018
Structuring, advisory, and amendment fees	$8,310	$4,105
Royalty and Net Revenue interests	3,232	1,823
Administrative agent fees	131	125
Total Other Income	$11,673	$6,053
Note 11. Net Increase (Decrease) in Net Assets per Share
The following information sets forth the computation of net increase in net assets resulting from operations per share during the three months ended September 30, 2019 and September 30, 2018:

	Three Months Ended September 30,
	2019	2018
Net increase in net assets resulting from operations	$18,065	$83,795
Weighted average common shares outstanding	367,238,762	364,783,137
Net increase in net assets resulting from operations per share	$0.05	$0.23
Note 12. Income Taxes
While our fiscal year end for financial reporting purposes is June 30 of each year, our tax year end is August 31 of each year. The information presented in this footnote is based on our tax year end for each period presented, unless otherwise specified. The tax return for the tax year ended August 31, 2019 has not been filed. Taxable income and all amounts related to taxable income for the tax year ended August 31, 2019 are estimates and will not be fully determined until the Company’s tax return is filed.
For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of dividends paid to shareholders during the tax years ended August 31, 2019, 2018, and 2017 were as follows:

	Tax Year Ended August 31,
	2019	2018	2017
Ordinary income	$263,773	$269,095	$359,215
Capital gain	—	—	—
Return of capital	—	—	—
Total dividends paid to shareholders	$263,773	$269,095	$359,215
We generate certain types of income that may be exempt from U.S. withholding tax when distributed to non-U.S. shareholders. Under IRC Section 871(k), a RIC is permitted to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. shareholders with proper documentation. For the 2019 calendar year, 44.45% of our distributions as of September 30, 2019 qualified as interest related dividends which are exempt from U.S. withholding tax applicable to non-U.S. shareholders.

81

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

For the tax year ending August 31, 2020, the tax character of dividends paid to shareholders through September 30, 2019 is expected to be ordinary income. Because of the difference between our fiscal and tax year ends, the final determination of the tax character of dividends will not be made until we file our tax return for the tax year ending August 31, 2020.

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following reconciles the net increase in net assets resulting from operations to taxable income for the tax years ended August 31, 2019, 2018, and 2017:

	Tax Year Ended August 31,
	2019	2018	2017
Net increase in net assets resulting from operations	$422,090	$389,732	$254,904
Net realized (gains) losses on investments	(5,923)	26,762	100,765
Net unrealized (gains) on investments	(111,838)	(105,599)	(61,939)
Other temporary book-to-tax differences	(54,505)	(42,583)	(32,117)
Permanent differences	78	31	(772)
Taxable income before deductions for distributions	$249,902	$268,343	$260,841
Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of August 31, 2019, we had capital loss carryforwards of approximately $193,893 available for use in later tax years. The unused balance each year will be carried forward and utilized as gains are realized, subject to limitations. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of the Company’s capital loss carryforwards may become permanently unavailable due to limitations by the Code.
For the tax year ended August 31, 2019, we had no cumulative taxable income in excess of cumulative distributions.
As of September 30, 2019, the cost basis of investments for tax purposes was $5,804,500 resulting in an estimated net unrealized loss of $353,940. As of September 30, 2019, the gross unrealized gains and losses were $615,846 and $969,786, respectively. As of June 30, 2019, the cost basis of investments for tax purposes was $5,905,269 resulting in an estimated net unrealized loss of $251,716. As of June 30, 2019, the gross unrealized gains and losses were $595,002 and $846,718, respectively. Due to the difference between our fiscal year end and tax year end, the cost basis of our investments for tax purposes as of September 30, 2019 and June 30, 2019 was calculated based on the book cost of investments as of September 30, 2019 and June 30, 2019, respectively, with cumulative book-to-tax adjustments for investments through August 31, 2019 and 2018, respectively.
In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal excise taxes, among other items. During the tax year ended August 31, 2019, we decreased overdistributed net investment income by $78 and decreased capital in excess of par value by $78. During the tax year ended August 31, 2018, we decreased overdistributed net investment income by $31 and decreased capital in excess of par value by $31. Due to the difference between our fiscal and tax year end, the reclassifications for the taxable year ended August 31, 2019 is being recorded in the fiscal year ending June 30, 2020 and the reclassifications for the taxable year ended August 31, 2018 were recorded in the fiscal year ended June 30, 2019.
Note 13. Related Party Agreements and Transactions
Investment Advisory Agreement
We have entered into an investment advisory and management agreement with the Investment Adviser (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes; (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.
The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated

82

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

at an annual rate of 2.00% on our total assets. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.
The total gross base management fee incurred to the favor of the Investment Adviser was $28,463 and $30,095 during the three months ended September 30, 2019 and September 30, 2018, respectively. The Investment Adviser has entered into a servicing agreement with certain institutions who purchased loans with us, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. During the three months ended September 30, 2018, we received payments of $138 from these institutions, on behalf of the Investment Adviser, for providing such services under the servicing agreement. We were given a credit for these payments, which reduced the base management fees to $29,957 for the three months ended September 30, 2018. No such payments were received during the three months ended September 30, 2019.
The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).
The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

83

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate amortized cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.
The total income incentive fee incurred was $17,765 and $21,290 during the three months ended September 30, 2019 and September 30, 2018, respectively. No capital gains incentive fee was incurred during the three months ended September 30, 2019 and September 30, 2018.
Administration Agreement
We have also entered into an administration agreement (the “Administration Agreement”) with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and her staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see Managerial Assistance section below). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly owned subsidiary of the Investment Adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us. Our payments to Prospect Administration are reviewed quarterly by our Board of Directors.
The allocation of gross overhead expense from Prospect Administration was $4,078 and $3,365 for the three months ended September 30, 2019 and September 30, 2018, respectively. Prospect Administration received estimated payments of $584 directly from our portfolio companies, and certain funds managed by the Investment Adviser for legal services during the three months ended September 30, 2019. No such payments were received during the three months ended September 30, 2018. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by this amount. Net overhead during the three months ended September 30, 2019 and September 30, 2018 totaled $3,494 and $3,365, respectively.

84

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income is recognized by Prospect.
During the three months ended September 30, 2019 and September 30, 2018, we received payments of $1,453 and $2,043, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration.
Co-Investments
On February 10, 2014, we received an exemptive order from the SEC (the “Order”) that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Income Fund, Inc. and TP Flexible Income Fund, Inc., subject to the conditions included therein. On March 31, 2019 Pathway Capital Opportunity Fund, Inc., a fund previously managed by the Investment Adviser, merged with Triton Pacific Investment Corporation, Inc. to form TP Flexible Income Fund, Inc., which is managed by an affiliate of our Investment Adviser.
Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where a co-investment with one or more funds managed by the Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
As of September 30, 2019, we had co-investments with Priority Income Fund, Inc. in the following CLO funds: Apidos CLO XXII, Barings CLO Ltd. 2018-III, Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, Cent CLO 21 Limited Class E, CIFC Funding 2013-IV, Ltd., CIFC Funding 2014-IV-R, Ltd., CIFC Funding 2014-V, Ltd. Class F, CIFC Funding 2016-I, Ltd., Galaxy XXVIII CLO, Ltd., Galaxy XXVIII CLO, Ltd. Class F, Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII-R, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners XV, Ltd., Octagon Investment Partners 18-R Ltd., Romark WM-R Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., Voya CLO 2016-3, Ltd. and Voya CLO 2017-3, Ltd.; however, HarbourView CLO VII-R, Ltd. and Octagon Investment Partners 18-R Ltd. are not considered co-investments pursuant to the Order as they were purchased on the secondary market.

85

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

As of September 30, 2019, we had a co-investment with TP Flexible Income Fund, Inc. in Carlyle Global Market Strategies CLO 2014-4-R, Ltd. and Octagon Investment Partners XV, Ltd.; however, these investments are not considered co-investments pursuant to the Order as they were purchased on the secondary market.
We reimburse CLO investment valuation services fees initially incurred by Priority Income Fund, Inc. During the three months ended September 30, 2019 and September 30, 2018, we recognized expenses that were reimbursed for valuation services of $48 and $53, respectively. Conversely, Priority Income Fund, Inc. and TP Flexible Income Fund, Inc. reimburse us for software fees, expenses which were initially incurred by Prospect. As of September 30, 2019 and June 30, 2019, we accrued a receivable from Priority Income Fund, Inc. and TP Flexible Income Fund, Inc. for software fees of $10 and $43, respectively, which will be reimbursed to us.
Note 14. Transactions with Controlled Companies
The descriptions below detail the transactions which Prospect Capital Corporation (“Prospect”) has entered into with each of our controlled companies. Certain of the controlled entities discussed below were consolidated effective July 1, 2014 (see Note 1). As such, transactions with these Consolidated Holding Companies are presented on a consolidated basis.
Arctic Energy Services, LLC
Prospect owned 100% of the equity of Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a Consolidated Holding Company. Arctic Equipment owns 70% of the equity of Arctic Energy Services, LLC (“Arctic Energy”), with Ailport Holdings, LLC (“Ailport”) (100% owned and controlled by Arctic Energy management) owning the remaining 30% of the equity of Arctic Energy. Arctic Energy provides oilfield service personnel, well testing flowback equipment, frac support systems and other services to exploration and development companies in the Rocky Mountains. As of June 30, 2017, we reported Arctic Energy as a separate controlled company. On April 6, 2018, Arctic Equipment merged with CP Energy and our equity interest was exchanged for newly issued common shares of CP Energy. Refer to discussion on CP Energy ownership below.
CCPI Inc.
Prospect owns 100% of the equity of CCPI Holdings Inc. (“CCPI Holdings”), a Consolidated Holding Company. CCPI Holdings held 94.59% of the equity of CCPI Inc. (“CCPI”) as of June 30, 2018, with CCPI management owning the remaining 5.41% of the equity. CCPI owns 100% of each of CCPI Europe Ltd. and MEFEC B.V., and 45% of Gulf Temperature Sensors W.L.L. On March 1, 2019, we converted the $2,797 Senior Secured Term Loan A and the $17,566 Senior Secured Term Loan B to preferred equity and subsequently sold our $6,759 common equity interest in CCPI, Inc. and our new $20,363 preferred shares. We recorded a realized gain of $12,105 on the sale of our equity position in CCPI, Inc. In addition, there is $2,364 being held in escrow that is due to us, which will be recognized as an additional realized gain when received.

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income	$—	$914
Other Income
Advisory Fee	$—	$1,301
Total Other Income	$—	$1,301
Managerial Assistance (2)	$—	$60
Reimbursement of Legal, Tax, etc. (3)	54	—
(1) All dividends were paid from earnings and profits.
(2) No income recognized by Prospect. MA payments were paid from CCPI to Prospect and subsequently remitted to PA.
(3) Paid from CCPI to PA as reimbursement for legal, tax, and portfolio level accounting services provided directly to CCPI (No direct income recognized by Prospect, but we were given a credit for these payments as a reduction to the administrative services payable by Prospect to PA).

	Three Months Ended
	September 30, 2019	September 30, 2018
Repayment of loan receivable	$—	$223

86

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings of Delaware LLC (“CP Holdings”), a Consolidated Holding Company. CP Holdings owns 99.8% of the equity of CP Energy Services, Inc. (“CP Energy”), and the remaining equity is owned by CP Energy management. CP Energy owns directly or indirectly 100% of each of CP Well; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries. On April 6, 2018, Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a previously controlled portfolio company, merged with and into CP Energy, with CP Energy continuing as the surviving corporation. In June 2019, CP Energy purchased a controlling interest in the common equity of Spartan Energy Holdings, Inc. (“Spartan Holdings”), which owns 100% of Spartan Energy Services, LLC (“Spartan”) a portfolio company of Prospect with $34,399 in senior secured term loans (the “Spartan Term Loans”) due to us as of June 30, 2019. As a result of CP Energy’s purchase, and given Prospect’s controlling interest in CP Energy, our Spartan Term Loans are presented as control investments under CP Energy beginning June 30, 2019. Spartan remains the direct borrow and guarantor to Prospect for the Spartan Term Loans.
On October 1, 2017, we restructured our investment in CP Energy. Concurrent with the restructuring, we exchanged $35,048 of Series B Convertible Preferred Stock for $35,048 of senior secured debt. We received $228 of an advisory fee related to the above transaction, which we recognized as other income.
On January 18, 2018, CP Energy redeemed common shares belonging to senior management, which increased our ownership percentage from 82.3% to 94.2% as of March 31, 2018.
On April 6, 2018, our common equity investment cost in the amount of $60,876 at the date of the merger in Arctic Equipment was exchanged for newly issued common shares of CP Energy. As a result of this merger between these controlled portfolio companies, our equity ownership percentage in CP Energy increased to 99.8%. There were no realized gain or loss recognized by us since this was a merger amongst two portfolio companies under our control.

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income
Interest Income from CP Energy	$1,193	$1,195
Interest Income from Spartan	1,251	—
Total Interest Income	$2,444	$1,195
Managerial Assistance (1)	$150	$—
(1) No income recognized by Prospect. MA payments were paid from CP Energy to Prospect and subsequently remitted to PA.

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income Capitalized as PIK	$1,198	$—

	As of
	September 30, 2019	June 30, 2019
Interest Receivable (2)	$1,193	$1,624
Other Receivables - Due to PA (3)	—	150
Other Receivables (4)	4	35
(2) Interest income recognized but not yet paid.
(3) Managerial assistance recognized but not yet paid by CP Energy and is included by Prospect within Other Receivable and Due to PA.
(4) Represents amounts due from CP Energy to Prospect for reimbursement of expenses paid by Prospect on behalf of CP Energy.

87

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Credit Central Loan Company, LLC
Prospect owns 100% of the equity of Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a Consolidated Holding Company. Credit Central Delaware owns 98.80% of the equity of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC) (“Credit Central”), with entities owned by Credit Central management owning the remaining equity. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC. Credit Central is a branch-based provider of installment loans.

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income	$2,981	$3,499
Other Income
Structuring Fee	$112	$—
Total Other Income	$112	$—
Managerial Assistance (1)	$—	$175
Reimbursement of Legal, Tax, etc. (2)	7	—
(1) No income recognized by Prospect. MA payments were paid from Credit Central to Prospect and subsequently remitted to PA.
(2) Paid from Credit Central to PA as reimbursement for legal, tax, and portfolio level accounting services provided directly to Credit Central (No direct income recognized by Prospect, but we were given a credit for these payments as a reduction to the administrative services payable by Prospect to PA).

	Three Months Ended
	September 30, 2019	September 30, 2018
Additions (3)	$5,600	$—
Accreted Original Issue Discount	73	848
Interest Income Capitalized as PIK	963	—
(3) During the three months ended September 30, 2019, Prospect provided $5,600 of equity financing to support growth in Credit Central’s loan portfolio.

	As of
	September 30, 2019	June 30, 2019
Interest Receivable (4)	$16	$963
Other Receivables - Due to PA (5)	—	175
(4) Interest income recognized but not yet paid.
(5) Managerial assistance recognized but not yet paid by Credit Central and is included by Prospect within Other Receivable and Due to PA.

Echelon Transportation LLC (f/k/a Echelon Aviation LLC)
Prospect owns 100% of the membership interests of Echelon Transportation LLC (“Echelon”). Echelon owns 60.7% of the equity of AerLift Leasing Limited (“AerLift”).

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income	$2,021	$1,658

88

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

	Three Months Ended
	September 30, 2019	September 30, 2018
Additions (1)	$500	$—
Interest Income Capitalized as PIK	3,774	2,125
(1) During the three months ended September 30, 2019, Prospect made a follow-on $500 first lien senior secured debt.

	As of
	September 30, 2019	June 30, 2019
Interest Receivable (2)	$1,384	$3,162
Other Receivables - Due to PA (3)	—	63
Other Receivables (4)	4	3
(2) Interest income recognized but not yet paid.
(3) Managerial assistance recognized but not yet paid by Echelon and is included by Prospect within Other Receivable and Due to PA.
(4) Represents amounts due from Echelon to Prospect for reimbursement of expenses paid by Prospect on behalf of Echelon.
Energy Solutions Holdings Inc.
Prospect owns 100% of the equity of Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings Inc.) (“Energy Solutions”), a Consolidated Holding Company. Energy Solutions owns 100% of each of Change Clean Energy Company, LLC (f/k/a Change Clean Energy Holdings, LLC) (“Change Clean”); Freedom Marine Solutions, LLC (f/k/a Freedom Marine Services Holdings, LLC) (“Freedom Marine”); and Yatesville Coal Company, LLC (f/k/a Yatesville Coal Holdings, LLC) (“Yatesville”). Change Clean owns 100% of each of Change Clean Energy, LLC and Down East Power Company, LLC, and 50.1% of BioChips LLC. Freedom Marine owns 100% of each of Vessel Company, LLC (f/k/a Vessel Holdings, LLC) (“Vessel”); Vessel Company II, LLC (f/k/a Vessel Holdings II, LLC) (“Vessel II”); and Vessel Company III, LLC (f/k/a Vessel Holdings III, LLC) (“Vessel III”). Yatesville owns 100% of North Fork Collieries, LLC.

Energy Solutions owns interests in companies operating in the energy sector. These include companies operating offshore supply vessels, ownership of a non-operating biomass electrical generation plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in gathering and processing business in east Texas.

Transactions between Prospect and Freedom Marine are separately discussed below under “Freedom Marine Solutions, LLC.”
First Tower Finance Company LLC
Prospect owns 100% of the equity of First Tower Holdings of Delaware LLC (“First Tower Delaware”), a Consolidated Holding Company. First Tower Delaware owns 80.1% of First Tower Finance Company LLC (f/k/a First Tower Holdings LLC) (“First Tower Finance”). First Tower Finance owns 100% of First Tower, LLC (“First Tower”), a multiline specialty finance company.

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income	$14,637	$13,962
Managerial Assistance (1)	600	600
Reimbursement of Legal, Tax, etc. (2)	1	—
(1) No income recognized by Prospect. MA payments were paid from First Tower to Prospect and subsequently remitted to PA.
(2) Paid from First Tower to PA as reimbursement for legal, tax, and portfolio level accounting services provided directly to First Tower (No direct income recognized by Prospect, but we were given a credit for these payments as a reduction to the administrative services payable by Prospect to PA).

89

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income Capitalized as PIK	$2,666	$1,258
Repayment of loan receivable	2,034	2,154

	As of
	September 30, 2019	June 30, 2019
Interest Receivable (3)	$158	$4,897
Other Receivables (4)	7	7
(3) Interest income recognized but not yet paid.
(4) Represents amounts due from Credit Central to Prospect for reimbursement of expenses paid by Prospect on behalf of Credit Central.

Freedom Marine Solutions, LLC
As discussed above, Prospect owns 100% of the equity of Energy Solutions, a Consolidated Holding Company. Energy Solutions owns 100% of Freedom Marine. Freedom Marine owns 100% of each of Vessel, Vessel II, and Vessel III.
During the year ended June 30, 2018, Prospect purchased an additional $982 in membership interests in Freedom Marine to support its ongoing operations and liquidity needs.
During the year ended June 30, 2019, Prospect purchased an additional $300 in membership interests in Freedom Marine to support its ongoing operations and liquidity needs.

	As of
	September 30, 2019	June 30, 2019
Other Receivables (1)	$—	$1,125
(1) Represents amounts due from Freedom Marine to Prospect for reimbursement of expenses paid by Prospect on behalf of Freedom Marine.

InterDent, Inc.
Following our assumption of assuming control, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of InterDent, Inc. (“InterDent”) and to appoint a new Board of Directors of InterDent, all the members of which are our Investment Adviser’s professionals. As a result, as of June 30, 2018, Prospect’s investment in InterDent is classified as a control investment.
During the six months ended December 31, 2018, Prospect purchased $14,000 of first lien Senior Secured Term Loan A/B from a third-party. In addition, Prospect purchased $5,000 of first lien Senior Secured Term Loan D and transferred $31,558 from Senior Secured Term Loan B to Senior Secured Term Loan C.
On May 3, 2019 Prospect executed warrants to purchase 99.9% of the 100,000 shares of common stock outstanding of
InterDent Inc. at a purchase price of $0.01 per share.

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income	$4,659	$6,821

90

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

	Three Months Ended
	September 30, 2019	September 30, 2018
Additions (1)	$—	$19,000
Interest Income Capitalized as PIK	3,032	4,150
(1) During the three months ended September 30, 2018, Prospect purchased $14,000 of first lien Senior Secured Term Loan A/B from a third-party. In addition, Prospect purchased $5,000 of first lien Senior Secured Term Loan D and transferred $31,558 from Senior Secured Term Loan B to Senior Secured Term Loan C.

	As of
	September 30, 2019	June 30, 2019
Interest Receivable (2)	$52	$209
Other Receivables (3)	—	6
(2) Interest income recognized but not yet paid.
(3) Represents amounts due from InterDent to Prospect for reimbursement of expenses paid by Prospect on behalf of InterDent.

KRPR, LLC
Prospect owns 100% of the Membership Interest of KRPR, LLC. KRPR, LLC is a luxury pet boarding facility.
MITY, Inc.
Prospect owns 100% of the equity of MITY Holdings of Delaware Inc. (“MITY Delaware”), a Consolidated Holding Company.
As of June 30, 2018, MITY Delaware owns 95.58% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”). Effective March 13, 2019, MITY Delaware’s equity ownership of MITY increased to 100%. MITY owns 100% of each of MITY-Lite, Inc. (“MITY-Lite”); Broda USA, Inc. (f/k/a Broda Enterprises USA, Inc.) (“Broda USA”); and Broda Enterprises ULC (“Broda Canada”). MITY is a designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products.

During the three months ended December 31, 2016, Prospect formed a separate legal entity, MITY FSC, Inc., (“MITY FSC”) in which Prospect owns 100% of the equity. MITY FSC does not have material operations. This entity earns commission payments from MITY-Lite based on its sales to foreign customers, and distributes it to Prospect as its shareholder. We recognize such commission, if any, as other income.

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income
Interest Income from MITY-Lite	$2,066	$1,924
Interest Income from Broda Canada	143	144
Total Interest Income	$2,209	$2,068
Other Income
Advisory Fee	$—	$201
Managerial Assistance (1)	—	75
Realized Gain (2)	—	1
(1) No income recognized by Prospect. MA payments were paid from MITY to Prospect and subsequently remitted to PA.
(2) Favorable fluctuation in the foreign currency exchange rate resulted in realized gain related to Prospect’s investment in Broda Canada.

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income Capitalized as PIK	$1,013	$211
Repayment of loan receivable	143	—

91

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

	As of
	September 30, 2019	June 30, 2019
Interest Receivable (3)	$24	$252
Other Receivables - Due to PA (4)	—	75
Other Receivables (5)	5	1
(3) Interest income recognized but not yet paid.
(4) Managerial assistance recognized but not yet paid by MITY and is included by Prospect within Other Receivable and Due to PA.
(5) Represents amounts due from MITY to Prospect for reimbursement of expenses paid by Prospect on behalf of MITY.
National Property REIT Corp.
Prospect owns 100% of the equity of NPH, a Consolidated Holding Company. NPH owns 100% of the common equity of NPRC. Effective May 23, 2016, in connection with the merger of APRC and UPRC with and into NPRC, APH and UPH merged with and into NPH, and were dissolved.
NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, NPRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of NPRC.
NPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity (the “JV”). Additionally, through its wholly owned subsidiaries, NPRC invests in online consumer loans.
On July 19, 2018, Prospect purchased additional common equity of NPRC through NPH for $6,921. NPRC utilized $138 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). NPRC utilized $6,697 of proceeds provided by Prospect to purchase a 90% interest in Falling Creek Holdings LLC. The remaining $86 was retained as working capital by NPRC. The minority interest holder purchased ownership interest in the JV for $744. The JV utilized the total proceeds, which included debt financing of $19,335, to acquire a $25,000 multi-family real estate asset. The remaining proceeds were used by the JV to pay $134 of structuring fees to NPRC, $709 of third-party expenses, $430 of pre-funded capital expenditures, $312 of prepaid assets, and $191 was retained by the JV as working capital.
On September 20, 2018, Prospect purchased additional common equity of NPRC through NPH for $3,285. NPRC utilized $66 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). NPRC applied the remaining proceeds provided by Prospect to purchase $3,284 of additional ownership interest in a JV entity. The JV utilized the total proceeds, which included debt financing of $7,300, to acquire a $9,600 multi-family real estate asset. The remaining proceeds were used by the JV to pay $79 of structuring fees to NPRC, $277 of third-party expenses, $20 of pre-funded capital expenditures, $482 of prepaid assets, and $126 was retained by the JV as working capital.

On October 19, 2018, Prospect purchased additional common equity of NPRC through NPH for $1,377. NPRC applied the proceeds to purchase $1,376 of additional ownership interest in multiple JV entities that own 9 multi-family properties and retained $1 as working capital. The minority interest holder also contributed $35 of additional capital in the JV entities. The proceeds were utilized by the JV entities to fund $1,411 of capital expenditures.

During the year ended June 30, 2019, we provided $10,206 of equity financing to NPRC for the acquisition of real estate properties and $1,377 of equity financing to NPRC to fund capital expenditures for existing real estate properties.
During the year ended June 30, 2019, we received partial repayments of $54,181 of our loans previously outstanding with NPRC and its wholly owned subsidiary and $15,000 as a return of capital on our equity investment in NPRC.

During the three months ended September 30, 2019, we received partial repayments of $60,683 of our loans previously outstanding with NPRC.

92

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Effective December 31, 2018, we amended and restated the terms of our credit agreement with NPRC. As part of the amendment, we increased our investment through a New Term Loan A Secured Note (“New TLA”) in the aggregate principal amount of $433,553 and a New Term Loan B Secured Note (“New TLB”) in the aggregate principal amount of $205,000. NPRC utilized a portion of the proceeds from the New TLA and New TLB to repay the previously outstanding Senior Secured Term Loan A and Senior Secured Term Loan E. The remaining proceeds of $140,351 were returned to us as a return of capital, reducing our equity investment in NPRC.

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income	$16,592	$20,398
Dividend Income (1)	—	11,000
Other Income
Structuring Fee	$446	$624
Advisory Fee	7,595	—
Royalty/Net Interest	3,230	1,663
Total Other Income	$11,271	$2,287
Managerial Assistance (2)	$—	$525
Reimbursement of Legal, Tax, etc. (3)	346	132
(1) All dividends were paid from earnings and profits.
(2) No income recognized by Prospect. MA payments were paid from NPRC to Prospect and subsequently remitted to PA.
(3) Paid from NPRC to PA as reimbursement for legal, tax, and portfolio level accounting services provided directly to NPRC (No direct income recognized by Prospect, but we were given a credit for these payments as a reduction to the administrative services payable by Prospect to PA).

	Three Months Ended
	September 30, 2019	September 30, 2018
Additions (4)	$—	$10,206
Repayment of loan receivable	60,683	8,221
(4) During the three months ended September 30, 2018, we provided $10,206 of equity financing to NPRC to fund capital expenditures for existing properties.

	As of
	September 30, 2019	June 30, 2019
Interest Receivable (5)	$32	$4,565
Other Receivables - Due to PA (6)	—	2,100
Other Receivables (7)	35	32
(5) Interest income recognized but not yet paid.
(6) Managerial assistance recognized but not yet paid by NPRC and is included by Prospect within Other Receivable and Due to PA.
(7) Represents amounts due from NPRC to Prospect for reimbursement of expenses paid by Prospect on behalf of NPRC.
Nationwide Loan Company LLC
Prospect owns 100% of the membership interests of Nationwide Acceptance Holdings LLC (“Nationwide Holdings”), a Consolidated Holding Company. Nationwide Holdings owns 94.48% of the equity of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC) (“Nationwide”), with members of Nationwide management owning the remaining equity.
On October 31, 2017, Prospect made an additional equity investment totaling $3,779, and Prospect’s ownership in Nationwide did not change.

93

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income	$954	$890
Dividend Income (1)	—	165
Managerial Assistance (2)	100	100
(1) All dividends were paid from earnings and profits of Nationwide.
(2) No income recognized by Prospect. MA payments were paid from Nationwide to Prospect and subsequently remitted to PA.

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income Capitalized as PIK	$316	$—

	As of
	September 30, 2019	June 30, 2019
Interest Receivable (3)	$11	$—
Other Receivables - Due to PA (4)	100	100
Other Receivables (5)	4	4
(3) Interest income recognized but not yet paid.
(4) Managerial assistance recognized but not yet paid by Nationwide and is included by Prospect within Other Receivable and Due to PA.
(5) Represents amounts due from Nationwide to Prospect for reimbursement of expenses paid by Prospect on behalf of Nationwide.
NMMB, Inc.
Prospect owns 100% of the equity of NMMB Holdings, Inc. (“NMMB Holdings”), a Consolidated Holding Company. NMMB Holdings owns 94.19% and 94.10% of the fully-diluted equity of NMMB, Inc. (f/k/a NMMB Acquisition, Inc.) (“NMMB”) as of September 30, 2019 and June 30, 2019, with NMMB management owning the remaining equity. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”). Refuel Agency owns 100% of Armed Forces Communications, Inc. (“Armed Forces”). NMMB is an advertising media buying business.

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income
Interest Income from Armed Forces	$—	$176
Interest Income from NMMB	91	134
Total Interest Income	$91	$310
Managerial Assistance (1)	$—	$100
(1) No income recognized by Prospect. MA payments were paid from NMMB to Prospect and subsequently remitted to PA.

	Three Months Ended
	September 30, 2019	September 30, 2018
Repayment of loan receivable
Repayment from Armed Forces	$1,500	$1,001
Repayment from NMMB	—	134
Total Repayment of loan receivable	$1,500	$1,135

94

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

	As of
	September 30, 2019	June 30, 2019
Interest Receivable (2)	$1	$4
Other Receivables - Due to PA (3)	—	100
(2) Interest income recognized but not yet paid.
(3) Managerial assistance recognized but not yet paid by NMMB and is included by Prospect within Other Receivable and Due to PA.
Pacific World Corporation
On May 29, 2018, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of Pacific World Corporation (“Pacific World”) and to appoint a new Board of Directors of Pacific World. As a result, as of June 30, 2018, Prospect’s investment in Pacific World is classified as a control investment.
On June 15, 2018, we made a $15,000 convertible preferred equity investment in Pacific World.
During the year ended June 30, 2019, we funded $9,000 in revolver draws and received $9,250 in repayments from Pacific World.

During the year ended June 30, 2019, we made an additional $10,000 convertible preferred equity investment in Pacific World.

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income	$1,063	$2,332

	Three Months Ended
	September 30, 2019	September 30, 2018
Additions (1)	$2,000	$—
Repayment of loan receivable	—	251
(1) During the three months ended September 30, 2019, Prospect provided $2,000 of equity financing to Pacific World to fund working capital needs.

	As of
	September 30, 2019	June 30, 2019
Interest Receivable (2)	$526	$—
Other Receivables (3)	55	45
(2) Interest income recognized but not yet paid.
(3) Represents amounts due from Pacific World to Prospect for reimbursement of expenses paid by Prospect on behalf of Pacific World.
R-V Industries, Inc.
Prospect owns 88.27% of the fully-diluted equity of R-V Industries, Inc. (“R-V”), with R-V management owning the remaining 11.73% of the equity. As of June 30, 2011, Prospect’s equity investment cost basis was $1,682 and $5,087 for warrants and common stock, respectively.
During the year ended June 30, 2017, cash distributions of $76 that were declared and paid from R-V to Prospect were recognized as a return of capital by Prospect.

95

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income	$804	$802
Managerial Assistance (1)	—	45
Reimbursement of Legal, Tax, etc. (2)	12	—
(1) No income recognized by Prospect. MA payments were paid from R-V to Prospect and subsequently remitted to PA.
(2) Paid from R-V to PA as reimbursement for legal, tax, and portfolio level accounting services provided directly to R-V (No direct income recognized by Prospect, but we were given a credit for these payments as a reduction to the administrative services payable by Prospect to PA).

	As of
	September 30, 2019	June 30, 2019
Interest Receivable (3)	$9	$9
Other Receivables - Due to PA (4)	—	45
(3) Interest income recognized but not yet paid.
(4) Managerial assistance recognized but not yet paid by R-V and is included by Prospect within Other Receivable and Due to PA.
SB Forging Company, Inc.
As of June 30, 2014, Prospect owned 79.53% of the fully-diluted common, 85.76% of the Series A Preferred and 100% of the Series B Preferred equity of ARRM Services, Inc. (f/k/a ARRM Holdings, Inc.) (“ARRM”). ARRM owned 100% of the equity of Ajax Rolled Ring & Machine, LLC (f/k/a Ajax Rolled Ring & Machine, Inc.) (“Ajax”). Ajax forges large seamless steel rings on two forging mills in the company’s York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)
Prospect owns 100% of the preferred equity of Gulf Coast Machine & Supply Company (“Gulf Coast”). Gulf Coast is a provider of value-added forging solutions to energy and industrial end markets.
On June 28, 2017, Gulf Coast was renamed to SB Forging Company II, Inc.
On November 14, 2017, we received proceeds of $1,363 from our insurance carrier related to our investment in Gulfco. The $1,363 reimbursed us for covered third-party legal expenses incurred and expensed in prior periods, for which we recorded the amount received as a reduction to our legal fees for the current period. Prospect Administration also received $1,430 from the insurance carrier related to covered legal services provided by Prospect Administration which was recorded as a reduction of allocation of overhead from Prospect Administration.

In June 2018, SB Forging Company II, Inc. received escrow proceeds of $2,050 related to the sale. The escrow proceeds and $154 of excess cash held at SB Forging Company II, Inc. were subsequently distributed and in connection with the liquidation of our investment, we recorded a realized gain of $2,204 in our Consolidated Statement of Operations during the year ended June 30, 2019.

Universal Turbine Parts, LLC

On December 10, 2018, UTP Holdings Group, Inc. (“UTP Holdings”) purchased all of the voting stock of Universal Turbine Parts, LLC (“UTP”) and appointed a new Board of Directors to UTP Holdings, consisting of three employees of the Investment Advisor. At the time UTP Holdings acquired UTP, UTP Holdings (f/k/a Harbortouch Holdings of Delaware) was a wholly-owned holding company controlled by Prospect and therefore Prospect’s investment in UTP is classified as a control investment.

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income	$633	N/A

96

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

	Three Months Ended
	September 30, 2019	September 30, 2018
Repayment of loan receivable	$163	N/A

	As of
	September 30, 2019	June 30, 2019
Other Receivables - Due to PA (1)	$—	$3
Other Receivables (2)	1	1
(1) Managerial assistance recognized but not yet paid by UTP and is included by Prospect within Other Receivable and Due to PA.
(2) Represents amounts due from UTP to Prospect for reimbursement of expenses paid by Prospect on behalf of UTP.
USES Corp.
On June 15, 2016, we provided additional $1,300 debt financing to USES Corp. (“USES”) and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 99,900 shares of its common stock. On June 29, 2016, we provided additional $2,200 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 169,062 shares of its common stock. As a result of such debt financing and recapitalization, as of June 29, 2016, we held 268,962 shares of USES common stock representing a 99.96% common equity ownership interest in USES. As such, USES became a controlled company on June 30, 2016.
During the year ended June 30, 2018, Prospect provided additional $3,000 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt.
During the year ended June 30, 2018, we entered into a participation agreement with USES management, and sold $3 of Prospect’s investment in the Term Loan A debt.
During the six months ended December 31, 2018, Prospect provided additional $3,500 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt.
During the year ended June 30, 2019, Prospect provided additional $3,500 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt.

	Three Months Ended
	September 30, 2019	September 30, 2018
Additions (1)	$1,500	$—
(1) During the three months ended September 30, 2019, Prospect provided $1,500 of equity financing to USES to fund capital expenditures and repayment of accounts payable.

	As of
	September 30, 2019	June 30, 2019
Other Receivables - Due to PA (2)	$—	$925
(2) Represents amounts due from USES to Prospect for reimbursement of expenses paid by Prospect on behalf of USES.

97

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Valley Electric Company, Inc.
Prospect owns 100% of the common stock of Valley Electric Holdings I, Inc. (“Valley Holdings I”), a Consolidated Holding Company. Valley Holdings I owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), a Consolidated Holding Company. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”), with Valley Electric management owning the remaining 5.01% of the equity. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”), a leading provider of specialty electrical services in the state of Washington and among the top 50 electrical contractors in the United States.
During the six months ended December 31, 2018, Prospect provided $5,100 of additional debt financing to Valley Electric.

	Three Months Ended
	September 30, 2019	September 30, 2018
Interest Income
Interest Income from Valley	$280	$286
Interest Income from Valley Electric	1,498	1,319
Total Interest Income	$1,778	$1,605
Dividend Income (1)	$3,800	$3,500
Other Income
Structuring Fee	$—	$153
Royalty/Net Interest	—	150
Total Other Income	$—	$303
Managerial Assistance (2)	$—	$75
(1) All dividends were paid from earnings and profits.
(2) No income recognized by Prospect. MA payments were paid from Valley Electric to Prospect and subsequently remitted to PA.

	Three Months Ended
	September 30, 2019	September 30, 2018
Additions	$—	$5,100
During the three months ended September 30, 2018, Prospect provided $5,100 of additional debt financing to Valley Electric.

	As of
	September 30, 2019	June 30, 2019
Interest Receivable (4)	$1,600	$17
Other Receivables (5)	10	9
(4) Interest income recognized but not yet paid.
(5) Represents amounts due from Valley Electric to Prospect for reimbursement of expenses paid by Prospect on behalf of Valley Electric.

Wolf Energy, LLC
Prospect owns 100% of the equity of Wolf Energy Holdings Inc. (“Wolf Energy Holdings”), a Consolidated Holding Company. Wolf Energy Holdings owns 100% of each of Appalachian Energy LLC (f/k/a Appalachian Energy Holdings, LLC) (“AEH”); Coalbed, LLC (“Coalbed”); and Wolf Energy, LLC (“Wolf Energy”). AEH owns 100% of C&S Operating, LLC.

98

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Wolf Energy Holdings is a holding company formed to hold 100% of the outstanding membership interests of each of AEH and Coalbed. The membership interests and associated operating company debt of AEH and Coalbed, which were previously owned by Manx Energy, Inc. (“Manx”), were assigned to Wolf Energy Holdings effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. On June 30, 2012, AEH and Coalbed loans, with a cost basis of $7,991, were assigned by Prospect to Wolf Energy Holdings from Manx.
During the nine months ended March 31, 2019, Wolf Energy Services received $104 from the sale of assets.
During the three months ended September 30, 2019, cash distributions of $9 that were declared and paid from Wolf to Prospect were recognized as a return of capital by Prospect.

	As of
	September 30, 2019	June 30, 2019
Other Receivables - Due to PA (1)	$—	$41
Other Receivables (2)	—	15
(1) Managerial assistance recognized but not yet paid by Wolf and is included by Prospect within Other Receivable and Due to PA.
(2) Represents amounts due from Wolf to Prospect for reimbursement of expenses paid by Prospect on behalf of Wolf.
Note 15. Litigation
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters as may arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any material legal proceedings as of September 30, 2019.
Note 16. Financial Highlights
The following is a schedule of financial highlights for the three months ended September 30, 2019 and September 30, 2018:

	Three Months Ended September 30,
	2019	2018
Per Share Data
Net asset value at beginning of period	$9.01	$9.35
Net investment income(1)	0.19	0.23
Net realized and change in unrealized losses(1)	(0.14)	—	(4)
Net increase from operations	0.05	0.23
Distributions of net investment income	(0.18)	(0.18)
Common stock transactions(2)	(0.01)	(0.01)
Net asset value at end of period	$8.87	$9.39

Per share market value at end of period	$6.59	$7.33
Total return based on market value(3)	3.69%	12.03%
Total return based on net asset value(3)	1.14%	2.99%
Shares of common stock outstanding at end of period	367,363,872	365,225,139
Weighted average shares of common stock outstanding	367,238,762	364,783,137

Ratios/Supplemental Data
Net assets at end of period	$3,259,773	$3,430,944
Portfolio turnover rate	1.70%	0.95%
Annualized ratio of operating expenses to average net assets	11.07%	11.15%
Annualized ratio of net investment income to average net assets	8.66%	9.96%

99

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

The following is a schedule of financial highlights for each of the five years ended in the period ended June 30, 2019:

	Year Ended June 30,
	2019	2018	2017		2016	2015
Per Share Data
Net asset value at beginning of year	$9.35	$9.32	$9.62		$10.31	$10.56
Net investment income(1)	0.85	0.79	0.85		1.04	1.03
Net realized and change in unrealized (losses) gains(1)	(0.46)	0.04	(0.15)		(0.75)	(0.05)
Net increase from operations	0.39	0.83	0.70		0.29	0.98
Distributions of net investment income	(0.72)	(0.77)	(1.00)		(1.00)	(1.19)
Common stock transactions(2)	(0.01)	(0.03)	—	(4)	0.02	(0.04)
Net asset value at end of year	$9.01	$9.35	$9.32		$9.62	$10.31

Per share market value at end of year	$6.53	$6.71	$8.12		$7.82	$7.37
Total return based on market value(3)	8.23%	(7.42%)	16.80%		21.84%	(20.84%)
Total return based on net asset value(3)	7.17%	12.39%	8.98%		7.15%	11.47%
Shares of common stock outstanding at end of year	367,131,025	364,409,938	360,076,933		357,107,231	359,090,759
Weighted average shares of common stock outstanding	365,984,541	361,456,075	358,841,714		356,134,297	353,648,522

Ratios/Supplemental Data
Net assets at end of year	$3,306,275	$3,407,047	$3,354,952		$3,435,917	$3,703,049
Portfolio turnover rate	10.86%	30.70%	23.65%		15.98%	21.89%
Ratio of operating expenses to average net assets	11.65%	11.08%	11.57%		11.95%	11.66%
Ratio of net investment income to average net assets	9.32%	8.57%	8.96%		10.54%	9.87%

(1)	Per share data amount is based on the weighted average number of common shares outstanding for the year/period presented (except for dividends to shareholders which is based on actual rate per share).

(2)
Common stock transactions include the effect of our issuance of common stock in public offerings (net of underwriting and offering costs), shares issued in connection with our dividend reinvestment plan, shares issued to acquire investments and shares repurchased below net asset value pursuant to our Repurchase Program.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. For periods less than a year, total return is not annualized.

(4)	Amount is less than $0.01.

100

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 17. Selected Quarterly Financial Data (Unaudited)
The following table sets forth selected financial data for each quarter within the three years ending June 30, 2020:

	Investment Income		Net Investment Income		Net Realized and Unrealized (Losses) Gains			Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share (1)	Total	Per Share (1)	Total	Per Share (1)		Total	Per Share (1)
September 30, 2017	$158,579	$0.44	$63,732	$0.18	$(51,759)	$(0.15)		$11,973	$0.03
December 31, 2017	162,400	0.45	73,192	0.20	48,535	0.14		121,727	0.34
March 31, 2018	162,835	0.45	70,446	0.19	(18,587)	(0.04)		51,859	0.14
June 30, 2018	174,031	0.48	79,480	0.22	34,823	0.09		114,304	0.31

September 30, 2018	$180,422	$0.49	$85,159	$0.23	$(1,364)	$—	(2)	$83,795	$0.23
December 31, 2018	187,883	0.51	80,811	0.22	(148,200)	(0.40)		(67,389)	(0.18)
March 31, 2019	171,109	0.47	77,262	0.21	11,933	0.03		89,195	0.24
June 30, 2019	164,353	0.45	69,627	0.19	(30,741)	(0.08)		38,886	0.11

September 30, 2019	$161,883	$0.44	$71,060	$0.19	$(52,995)	$(0.14)		$18,065	$0.05

(1)
Per share amounts are calculated using the weighted average number of common shares outstanding for the period presented. As such, the sum of the quarterly per share amounts above will not necessarily equal the per share amounts for the fiscal year.

(2)	Amount is less than $0.01.
Note 18. Subsequent Events
During the period from October 1, 2019 through October 31, 2019 we issued $19,171 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $18,842.
During the period of October 1, 2019 through November 6, 2019, we provided notice to call certain of our Prospect Capital InterNotes® at par with the following terms:

Notice Date	Settlement Date	Maturity Date Range	Interest Rate Range	Principal
9/12/2019	10/15/2019	April 15, 2022 - April 15, 2023	5.250% - 6.850%	$12,557
10/1/2019	10/8/2019	June 15, 2023 - August 15, 2023	5.000%	15,782
10/10/2019	10/21/2019	April 15, 2023 - June 15, 2023	4.500% - 4.750%	1,714
10/10/2019	11/15/2019	May 15, 2022 - November 15, 2022	4.750% - 5.750%	9,902
On October 2, 2019, UTZ Quality Foods, LLC fully repaid the $10,000 Second Lien Term Loan receivable to us at par.
On October 18, 2019, we repurchased $22,941 of the 4.950% convertible notes that mature on July 15, 2022 (“2022 Notes”) at a price of 102.80, including commissions.
The September Tender Offer expired at 12:00 midnight, New York City time, on October 23, 2019 (one minute after 11:59 p.m. New York City time, on October 22, 2019). On October 23, 2019, we announced the expiration and results of the September Tender Offer. On October 25, 2019, $2,140 aggregate principal amount of such notes, representing approximately 1.21% of the outstanding 2020 Notes, were validly tendered and accepted.
During the period October 23, 2019 through October 30, 2019, we made new $62,185 Senior Secured Term Loan C investments in NPRC.
On October 30, 2019, we sold $52,899 notional of our rated secured structured notes to NPRC at a fair value of $52,122, resulting in a realized gain of $1,888.

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PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

On October 31, 2019, we received a partial repayment of $12,317 of our Senior Secured Term Loan B outstanding with NPRC and its wholly-owned subsidiaries.
On November 6, 2019, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for November 2019 to holders of record on November 29, 2019 with a payment date of December 19, 2019.

•	$0.06 per share for December 2019 to holders of record on January 2, 2020 with a payment date of January 23, 2020.

•	$0.06 per share for January 2020 to holders of record on January 31, 2020 with a payment date of February 20, 2020.

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Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
(All figures in this item are in thousands except share, per share and other data.)
The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this Quarterly Report. In addition to historical information, the following discussion and other parts of this Quarterly Report contain forward-looking information that involves risks and uncertainties. Our actual results may differ significantly from any results expressed or implied by these forward-looking statements due to the factors discussed in Part II, “Item 1A. Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.
Overview
The terms “Prospect,” “the Company,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.

Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004, and were funded in an initial public offering completed on July 27, 2004.

On May 15, 2007, we formed a wholly owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014, and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”). On September 30, 2014, we formed a wholly owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds a portion of our investments in Rated Secured Structured Notes (“RSSN”) and Subordinated Structured Notes (“SSN”) (collectively referred to as “collateralized loan obligations” or “CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
We consolidate certain of our wholly owned and substantially wholly owned holding companies formed by us in order to facilitate our investment strategy. The following companies are included in our consolidated financial statements and are collectively referred to as the “Consolidated Holding Companies”: CP Holdings of Delaware LLC (“CP Holdings”); Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”); Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC (“First Tower Delaware”); MITY Holdings of Delaware Inc. (“MITY Delaware”); Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc. (“NMMB Holdings”); NPH Property Holdings, LLC (“NPH”); STI Holding, Inc.; UTP Holdings Group Inc. ( “UTP Holdings”; Valley Electric Holdings I, Inc. (“Valley Holdings I”); Valley Electric Holdings II, Inc. (“Valley Holdings II”); and Wolf Energy Holdings Inc. (“Wolf Energy Holdings”).
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration”), a wholly owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro forma cash flows.
We currently have nine strategies that guide our origination of investment opportunities: (1) lending to companies controlled by private equity sponsors, (2) lending to companies not controlled by private equity sponsors, (3) purchasing controlling equity positions and lending to operating companies, (4) purchasing controlling equity positions and lending to financial services companies, (5) purchasing controlling equity positions and lending to real estate companies, (6) purchasing controlling equity positions and lending to aircraft leasing companies, (7) investing in structured credit, (8) investing in syndicated debt, and (9) investing in consumer and small business loans and asset-backed securitizations. We may also invest in other strategies and opportunities from time to time that we view as attractive. We continue to evaluate other origination strategies in the ordinary course of business with no specific top-down allocation to any single origination strategy.

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Lending to Companies Controlled by Private Equity Sponsors - We make agented loans to companies which are controlled by private equity sponsors. This debt can take the form of first lien, second lien, unitranche or unsecured loans. These loans typically have equity subordinate to our loan position. Historically, this strategy has comprised approximately 25%-50% of our portfolio.
Lending to Companies not Controlled by Private Equity Sponsors - We make loans to companies which are not controlled by private equity sponsors, such as companies that are controlled by the management team, the founder, a family or public shareholders. This origination strategy may have less competition to provide debt financing than the private-equity-sponsor origination strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. This origination strategy can result in investments with higher returns or lower leverage than the private-equity-sponsor origination strategy. Historically, this strategy has comprised less than 5% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Operating Companies - This strategy involves purchasing yield-producing debt and controlling equity positions in non-financial-services operating companies. We believe that we can provide enhanced certainty of closure and liquidity to sellers and we look for management to continue on in their current roles. This strategy has comprised approximately 5%-10% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Financial Services Companies - This strategy involves purchasing yield-producing debt and control equity investments in financial services companies, including consumer direct lending, sub-prime auto lending and other strategies. These investments are often structured in tax-efficient partnerships, enhancing returns. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Real Estate Companies - We purchase debt and controlling equity positions in tax-efficient real estate investment trusts (“REIT” or “REITs”). The real estate investments of National Property REIT Corp. (“NPRC”) are in various classes of developed and occupied real estate properties that generate current yields, including multi-family properties, student housing, and self-storage. NPRC seeks to identify properties that have historically significant occupancy rates and recurring cash flow generation. NPRC generally co-invests with established and experienced property management teams that manage such properties after acquisition. Additionally, NPRC purchases loans originated by certain consumer loan facilitators. It purchases each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers, and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised approximately 10%-20% of our business.
Purchasing Controlling Equity Positions and Lending to Aircraft Leasing Companies - We invest in debt as well as equity in companies with aircraft assets subject to commercial leases to airlines across the globe. We believe that these investments can present attractive return opportunities due to cash flow consistency from long-term leases coupled with hard asset residual value. We believe that these investment companies seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across a variety of aircraft types and vintages. This strategy historically has comprised less than 5% of our portfolio.
Investing in Structured Credit - We make investments in CLOs, often taking a significant position in the subordinated interests (equity) and debt of the CLOs. The underlying portfolio of each CLO investment is diversified across approximately 100 to 200 broadly syndicated loans and does not have direct exposure to real estate, mortgages, or consumer-based credit assets. The CLOs in which we invest are managed by established collateral management teams with many years of experience in the industry. This strategy has comprised approximately 10%-20% of our portfolio.
Investing in Syndicated Debt - On a primary or secondary basis, we purchase primarily senior and secured loans and high yield bonds that have been sold to a club or syndicate of buyers. These investments are often purchased with a long term, buy-and-hold outlook, and we often look to provide significant input to the transaction by providing anchoring orders. This strategy has comprised approximately 10%-25% of our portfolio.
Investing in Consumer and Small Business Loans and Asset-Backed Securitizations - We purchase loans originated by certain consumer and small-and-medium-sized business (“SME”) loan platforms. We generally purchase each loan in its entirety (i.e., a “whole loan”) and we invest in asset-backed securitizations collateralized by consumer or small business loans. The borrowers are consumers and SMEs and the loans are typically serviced by the platforms of the loans. This investment strategy has comprised up to approximately 0% of our portfolio.

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We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We hold many of our control investments in a two-tier structure consisting of a holding company and one or more related operating companies for tax purposes. These holding companies serve various business purposes including concentration of management teams, optimization of third-party borrowing costs, improvement of supplier, customer, and insurance terms, and enhancement of co-investments by the management teams. In these cases, our investment, which is generally equity in the holding company, the holding company’s equity investment in the operating company and any debt from us directly to the operating company structure represents our total exposure for the investment. As of September 30, 2019, as shown in our Consolidated Schedule of Investments, the cost basis and fair value of our investments in controlled companies was $2,346,633 and $2,397,730, respectively. This structure gives rise to several of the risks described in our public documents and highlighted elsewhere in this Quarterly Report. We consolidate all wholly owned and substantially wholly owned holding companies formed by us for the purpose of holding our controlled investments in operating companies. There is no significant effect of consolidating these holding companies as they hold minimal assets other than their investments in the controlled operating companies. Investment company accounting prohibits the consolidation of any operating companies.
First Quarter Highlights
Investment Transactions
We seek to be a long-term investor with our portfolio companies. During the three months ended September 30, 2019, we acquired $32,509 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $47,033, funded $500 of revolver advances, and recorded paid in kind (“PIK”) interest of $14,498, resulting in gross investment originations of $94,540. During the three months ended September 30, 2019, we received full repayments totaling $130,072, sold $16,000 in investments, received $2,337 of revolver paydowns, and received several partial prepayments, scheduled principal amortization payments, and return of capital distributions, resulting in net repayments of $242,975.

Debt Issuances and Redemptions
During the three months ended September 30, 2019, we decreased total commitments to our revolving credit facility (the “Revolving Credit Facility”) for PCF by $55,000 to $1,077,500 in the aggregate.
During the three months ended September 30, 2019, we repaid $1,479 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. In order to replace short maturity debt with longer-term debt, we redeemed $143,980 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 5.26%. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2019 was $1,193.
During the three months ended September 30, 2019, we issued $95,135 aggregate principal amount of Prospect Capital InterNotes® with a stated and weighted average interest rate of 4.51%, to extend our borrowing base. The newly issued notes mature between July 15, 2024 and October 15, 2029 and generated net proceeds of $93,459.
On June 28, 2019, we commenced a tender offer to purchase for cash any and all of the $224,114 then outstanding aggregate principal amount of the 2020 Notes (“June Tender Offer”). On July 27, 2019, $32,948 aggregate principal amount of the 2020 Notes, representing 14.7% of the previously outstanding 2020 Notes, were validly tendered and accepted. On August 12, 2019, we commenced a tender offer to purchase for cash up to $60,000 aggregate principal amount of the 2020 Notes (“August Tender Offer”). On September 10, 2019, $13,597 aggregate principal amount of the 2020 Notes, representing 7.1% of the previously outstanding notes, were validly tendered and accepted. The June and August Tender Offers, (collectively, the “2020 Notes Tender Offers”), resulted in our recognizing a loss of $686. On September 24, 2019, we commenced a tender offer to purchase for cash up to $40,000 outstanding aggregate principal amount of the 2020 Notes (“September Tender Offer”). The tender offer expired at 12:00 midnight on October 23, 2019.

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Equity Issuances
On July 18, 2019, August 22, 2019, and September 19, 2019 we issued 78,163, 78,335, and 76,349 shares of our common stock in connection with the dividend reinvestment plan, respectively.
Investment Holdings
At September 30, 2019, we have $5,450,560, or 167.2%, of our net assets invested in 125 long-term portfolio investments and CLOs.
Our annualized current yield was 12.7% and 13.1% as of September 30, 2019 and June 30, 2019, respectively, across all performing interest bearing investments, excluding equity investments and non-accrual loans. Our annualized current yield was 10.2% and 10.6% as of September 30, 2019 and June 30, 2019, respectively, across all investments. Monetization of equity positions that we hold and loans on non-accrual status are not included in this yield calculation. In many of our portfolio companies we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. As of September 30, 2019, we own controlling interests in the following portfolio companies: CP Energy Services Inc. (“CP Energy”); Credit Central Loan Company, LLC (“Credit Central”); Echelon Transportation, LLC (“Echelon”); First Tower Finance Company LLC (“First Tower Finance”); Freedom Marine Solutions, LLC (“Freedom Marine”); InterDent, Inc. (“InterDent”); KRPR, LLC; MITY, Inc. (“MITY”); NPRC; Nationwide Loan Company LLC (“Nationwide”); NMMB, Inc. (“NMMB”); Pacific World Corporation (“Pacific World”); R-V Industries, Inc. (“R-V”); Universal Turbine Parts, LLC (“UTP”); USES Corp. (“USES”); Valley Electric Company, Inc. (“Valley Electric”); and Wolf Energy, LLC (“Wolf Energy”). In June 2019, CP Energy purchased a controlling interest in the common equity of Spartan Energy Holdings, Inc. (“Spartan Holdings”), which owns 100% of Spartan Energy Services, LLC (“Spartan”), a portfolio company of Prospect with $34,399 in senior secured term loans (the “Spartan Term Loans”) due to us as of June 30, 2019 and September 30, 2019. As a result of CP Energy’s purchase, and given Prospect’s controlling interest in CP Energy, we report our investments in Spartan as control investments beginning June 30, 2019. Spartan remains the direct borrow and guarantor to Prospect for the Spartan Term Loans.
As of September 30, 2019, we also own affiliated interests in Edmentum Ultimate Holdings, LLC (“Edmentum”), Nixon, Inc. (“Nixon”), Targus Cayman HoldCo Limited (“Targus”), and United Sporting Companies, Inc. (“USC”).
The following shows the composition of our investment portfolio by level of control as of September 30, 2019 and June 30, 2019:

	September 30, 2019				June 30, 2019
Level of Control	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Control Investments	$2,346,633	40.6%	$2,397,730	44.0%	$2,385,806	40.2%	$2,475,924	43.8%
Affiliate Investments	156,177	2.7%	73,263	1.3%	177,616	3.0%	76,682	1.4%
Non-Control/Non-Affiliate Investments	3,274,957	56.7%	2,979,567	54.7%	3,368,880	56.8%	3,100,947	54.8%
Total Investments	$5,777,767	100.0%	$5,450,560	100.0%	$5,932,302	100.0%	$5,653,553	100.0%

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The following shows the composition of our investment portfolio by type of investment as of September 30, 2019 and June 30, 2019:

	September 30, 2019				June 30, 2019
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Revolving Line of Credit	$34,195	0.6%	$34,105	0.6%	$33,928	0.6%	$34,239	0.6%
Senior Secured Debt	2,598,965	45.0%	2,324,916	42.7%	2,687,709	45.3%	2,449,357	43.3%
Subordinated Secured Debt	1,364,041	23.6%	1,256,994	23.1%	1,439,440	24.3%	1,329,799	23.5%
Subordinated Unsecured Debt	38,968	0.6%	42,522	0.8%	38,933	0.7%	33,058	0.6%
Rated Secured Structured Notes	50,254	0.9%	52,139	1.0%	44,774	0.8%	46,851	0.8%
Subordinated Structured Notes	1,097,618	19.0%	818,268	15.0%	1,103,751	18.4%	850,694	15.1%
Preferred Stock	103,094	1.8%	78,704	1.4%	101,094	1.7%	84,294	1.5%
Common Stock	288,731	5.0%	490,978	9.0%	288,731	4.9%	427,085	7.6%
Membership Interest	201,901	3.5%	311,558	5.7%	193,942	3.3%	296,282	5.2%
Participating Interest(1)	—	—%	38,101	0.7%	—	—%	99,655	1.8%
Escrow Receivable	—	—%	2,275	—%	—	—%	2,239	—%
Total Investments	$5,777,767	100.0%	$5,450,560	100.0%	$5,932,302	100.0%	$5,653,553	100.0%

(1)	Participating Interest includes our participating equity investments, such as net profits interests, net operating income interests, net revenue interests, and overriding royalty interests.
The following shows our investments in interest bearing securities by type of investment as of September 30, 2019 and June 30, 2019:

	September 30, 2019				June 30, 2019
Type of Investment	Cost	%	Fair Value	%	Cost	%	Fair Value	%
First Lien	$2,627,090	50.7%	$2,352,951	52.0%	$2,713,478	50.7%	$2,475,437	52.2%
Second Lien	1,370,111	26.4%	1,263,064	27.9%	1,447,599	27.1%	1,337,958	28.2%
Unsecured	38,968	0.7%	42,522	0.8%	38,933	0.7%	33,058	0.7%
Rated Secured Structured Notes	50,254	1.0%	52,139	1.2%	44,774	0.9%	46,851	1.0%
Subordinated Structured Notes	1,097,618	21.2%	818,268	18.1%	1,103,751	20.6%	850,694	17.9%
Total Interest Bearing Investments	$5,184,041	100.0%	$4,528,944	100.0%	$5,348,535	100.0%	$4,743,998	100.0%

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The following shows the composition of our investment portfolio by industry as of September 30, 2019 and June 30, 2019:

	September 30, 2019				June 30, 2019
Industry	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Aerospace & Defense	$81,853	1.4%	$90,394	1.7%	$77,579	1.3%	$89,701	1.6%
Air Freight & Logistics	12,500	0.2%	12,439	0.2%	12,500	0.2%	12,233	0.2%
Auto Components	25,471	0.4%	25,471	0.5%	25,450	0.4%	25,450	0.5%
Building Products	—	—%	—	—%	19,842	0.3%	19,842	0.4%
Capital Markets	25,090	0.4%	25,222	0.5%	25,084	0.4%	25,222	0.4%
Commercial Services & Supplies	376,879	6.5%	294,820	5.4%	376,456	6.3%	296,672	5.2%
Communications Equipment	59,584	1.0%	55,364	1.0%	50,503	0.9%	48,760	0.9%
Construction & Engineering	69,935	1.2%	122,074	2.2%	69,935	1.2%	143,685	2.5%
Consumer Finance	497,220	8.6%	635,571	11.7%	487,778	8.2%	618,983	10.9%
Distributors	279,919	4.9%	173,778	3.2%	299,906	5.1%	190,137	3.4%
Diversified Consumer Services	147,284	2.6%	156,871	2.9%	146,845	2.5%	141,308	2.5%
Diversified Telecommunication Services	58,801	1.0%	58,801	1.2%	36,234	0.6%	36,234	0.6%
Electronic Equipment, Instruments & Components	—	—%	2,275	—%	—	—%	2,239	—%
Energy Equipment & Services	262,869	4.6%	144,691	2.7%	261,663	4.4%	153,865	2.7%
Entertainment	26,207	0.5%	26,308	0.5%	36,221	0.6%	36,327	0.6%
Equity Real Estate Investment Trusts (REITs)	496,440	8.7%	855,490	15.7%	496,440	8.4%	827,687	14.6%
Food Products	34,739	0.6%	34,935	0.6%	34,729	0.6%	34,729	0.6%
Health Care Equipment & Supplies	7,470	0.1%	6,982	0.1%	41,142	0.7%	41,154	0.7%
Health Care Providers & Services	493,146	8.5%	446,074	8.2%	470,422	7.9%	445,235	7.9%
Hotels, Restaurants & Leisure	34,487	0.6%	34,487	0.6%	34,737	0.6%	34,737	0.7%
Household Durables	25,632	0.4%	17,458	0.3%	29,291	0.5%	22,460	0.4%
Household Products	24,625	0.4%	24,625	0.5%	24,688	0.4%	24,688	0.4%
Insurance	12,988	0.2%	12,988	0.2%	12,988	0.2%	12,988	0.2%
Interactive Media & Services	37,011	0.6%	37,011	0.7%	37,861	0.6%	37,861	0.7%
IT Services	285,416	4.9%	284,854	5.2%	306,096	5.2%	305,360	5.4%
Leisure Products	31,196	0.5%	31,195	0.6%	32,869	0.6%	32,868	0.6%
Machinery	35,488	0.6%	35,423	0.6%	35,488	0.6%	33,624	0.6%
Media	115,904	2.0%	122,489	2.2%	138,362	2.3%	141,467	2.5%
Online Lending	212,266	3.7%	113,492	2.1%	272,949	4.6%	176,778	3.1%
Paper & Forest Products	11,370	0.2%	11,500	0.2%	11,361	0.2%	11,500	0.2%
Personal Products	240,325	4.2%	100,445	1.8%	237,969	4.0%	112,427	2.0%
Professional Services	189,859	3.3%	193,017	3.5%	188,098	3.2%	190,178	3.4%
Real Estate Management & Development	38,642	0.7%	38,642	0.7%	38,852	0.7%	38,852	0.7%
Software	62,010	1.1%	60,210	1.1%	64,723	1.1%	64,729	1.1%
Technology Hardware, Storage & Peripherals	12,404	0.2%	12,404	0.2%	12,400	0.2%	12,400	0.2%
Textiles, Apparel & Luxury Goods	214,215	3.7%	227,433	4.2%	231,106	3.9%	242,981	4.3%
Tobacco	—	—%	—	—%	14,419	0.2%	14,500	0.4%
Trading Companies & Distributors	63,050	1.1%	26,850	0.5%	63,213	1.1%	28,043	0.5%
Transportation Infrastructure	27,599	0.5%	28,070	0.5%	27,578	0.5%	28,104	0.5%
Subtotal	$4,629,894	80.1%	$4,580,153	84.0%	$4,783,777	80.7%	$4,756,008	84.1%
Structured Finance(1)	$1,147,873	19.9%	$870,407	16.0%	$1,148,525	19.3%	$897,545	15.9%
Total Investments	$5,777,767	100.0%	$5,450,560	100.0%	$5,932,302	100.0%	$5,653,553	100.0%
(1) Our CLO investments do not have industry concentrations and as such have been separated in the table above.

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Portfolio Investment Activity
Our origination efforts are focused primarily on secured lending to non-control investments to reduce the risk in the portfolio by investing primarily in first lien loans, though we also continue to close select junior debt and equity investments. Our gross investment activity for the three months ended September 30, 2019 and September 30, 2018 are presented below:

	Three months ended September 30,
	2019	2018
Investments made in new portfolio companies	$32,509	$44,927
Follow-on investments made in existing portfolio companies (1)	47,033	200,390
Revolver advances	500	—
PIK interest	14,498	9,325
Total acquisitions	$94,540	$254,642

Acquisitions by portfolio composition
1st Lien Term Loan	$58,610	$168,450
2nd Lien Term Loan	20,268	52,809
Rated Secured Structured Notes	5,534	19,898
Subordinated Structured Notes	—	3,071
Subordinated Unsecured Debt	178	163
Equity	9,950	10,251
Total acquisitions by portfolio composition	$94,540	$254,642

Investments sold	$16,000	$—
Partial repayments (2)	96,408	28,415
Full repayments	130,072	17,896
Revolver paydowns	2,693	8,855
Total dispositions	$245,173	$55,166

Dispositions by portfolio composition
1st Lien Term Loan	$145,502	$35,091
2nd Lien Term Loan	99,671	20,075
Subordinated Structured Notes	—	—
Subordinated Unsecured Debt	—	—
Equity	—	—
Total dispositions by portfolio composition	$245,173	$55,166

Weighted average interest rates for new investments by portfolio composition
1st Lien Term Loan	9.25%	10.34%
2nd Lien Term Loan	N/A	7.00%
Rated Secured Structured Notes	N/A	12.34%
(1) Includes follow-on investments in existing portfolio companies and refinancings, if any.
(2) Includes partial prepayments of principal, scheduled amortization payments, return of capital, and refinancings, if any.

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Investment Valuation
Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, management and the independent valuation firm look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. In determining the range of values for debt instruments where market quotations are not available, except CLOs and debt investments in controlling portfolio companies, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow technique was then applied using the appropriate yield to maturity as the discount rate, to determine a range of values. In determining the range of values for debt investments of controlled companies and equity investments, the enterprise value was determined by applying a market approach such as using earnings before income interest, tax, depreciation and amortization (“EBITDA”) multiples, net income and/or book value multiples for similar guideline public companies and/or similar recent investment transactions and/or an income approach, such as the discounted cash flow technique. The enterprise value technique may also be used to value debt investments which are credit impaired. For stressed debt and equity investments, a liquidation analysis was used.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which are simulations used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.
With respect to our online consumer and SME lending initiative, we invest primarily in marketplace loans through marketplace lending platforms.  We do not conduct loan origination activities ourselves. Therefore, our ability to purchase consumer and SME loans, and our ability to grow our portfolio of consumer and SME loans, are directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending platforms from which we purchase consumer and SME loans. In addition, our ability to analyze the risk-return profile of consumer and SME loans is significantly dependent on the marketplace platforms’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers’ credit profiles or the credit decisioning and scoring models implemented by each platform, we may incur unanticipated losses which could adversely impact our operating results.
The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties, comparable multiples for recent sales of companies within the industry and discounted cash flow models for our investments in CLOs. The composite of all these various valuation techniques, applied to each investment, was a total valuation of $5,450,560.
Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $100,000 of annual EBITDA. We believe our investment portfolio has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.
Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Equity positions in our portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results and market multiples. Several of our controlled companies discussed below experienced such changes and we recorded corresponding fluctuations in valuations during the three months ended September 30, 2019.
CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings, a Consolidated Holding Company. CP Holdings owns 99.8% of the equity of CP Energy, and the remaining equity is owned by CP Energy management. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries.
On April 6, 2018, Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a previously controlled portfolio company, merged with and into CP Energy, with CP Energy continuing as the surviving corporation. In June 2019, CP Energy purchased approximately 64.1% of the common equity of Spartan Holdings, which owns 100% of Spartan, a portfolio company of Prospect with $34,399 in senior secured term loans due to us as of June 30, 2019. As a result of CP Energy’s purchase, and

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given Prospect’s controlling interest in CP Energy, our Spartan Term Loans are presented as control investments under CP Energy beginning June 30, 2019. Spartan remains the direct borrower and guarantor to Prospect for the Spartan Term Loans. See Note 14 in our Consolidated Financial Statements for further discussion.
The fair value of our investment in CP Energy decreased to $129,753 as of September 30, 2019, which is a discount of $85,319 from its amortized cost, compared to a fair value of $138,931 as of June 30, 2019, representing a discount of $74,944 to its amortized cost. The increase in discount to amortized cost resulted from a decline in financial performance.
First Tower Finance Company LLC
Prospect owns 100% of the equity of First Tower Delaware, a consolidated holding company. First Tower Delaware owns 80.1% of First Tower Finance. First Tower Finance owns 100% of First Tower, LLC (“First Tower”), a multiline specialty finance company.
The fair value of our investment in First Tower increased to $497,019 as of September 30, 2019, representing a premium of $137,830 to its amortized cost basis compared to a fair value of $494,036 as of June 30, 2019, representing a premium of $135,479 to its amortized cost. The increase in premium to amortized cost was driven by an improvement in financial performance.
InterDent, Inc.
Following assumption of control, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of InterDent, Inc. (“InterDent”) and to appoint a new Board of Directors of InterDent, all the members of which are our Investment Adviser’s professionals. As a result, as of June 30, 2018, Prospect’s investment in InterDent is classified as a control investment.
The fair value of our investment in InterDent decreased to $206,882 as of September 30, 2019, representing a discount of $45,023 to its amortized cost basis, compared to a fair value of $224,876 as of June 30, 2019, representing a discount of $23,997 to its amortized cost basis. The increase in discount to amortized cost was driven by significant investments in operating initiatives as well as cost inflation across the business.
National Property REIT Corp.
NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. NPRC is held for purposes of investing, operating, financing, leasing, managing and selling a portfolio of real estate assets and engages in any and all other activities that may be necessary, incidental, or convenient to perform the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity. Additionally, through its wholly owned subsidiaries, NPRC invests in online consumer loans. Effective May 23, 2016, APRC and UPRC merged with and into NPRC, to consolidate all of our real estate holdings, with NPRC as the surviving entity. As of September 30, 2019, we own 100% of the fully-diluted common equity of NPRC.
During the three months ended September 30, 2019, we received partial repayments of $60,683 of our loans previously outstanding with NPRC.
The online consumer loan investments held by certain of NPRC’s wholly owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $50, with fixed terms ranging from 24 to 84 months. As of September 30, 2019, the outstanding investment in online consumer loans by certain of NPRC’s wholly owned subsidiaries was comprised of 21,000 individual loans and residual interest in four securitizations, and had an aggregate fair value of $107,654. The average outstanding individual loan balance is approximately $4 and the loans mature on dates ranging from October 1, 2019 to April 19, 2025 with a weighted-average outstanding term of 21 months as of September 30, 2019. Fixed interest rates range from 4.0% to 36.0% with a weighted-average current interest rate of 23.1%. As of September 30, 2019, our investment in NPRC and its wholly-owned subsidiaries relating to online consumer lending had a fair value of $113,492.
As of September 30, 2019, based on outstanding principal balance, 9.4% of the portfolio was invested in super prime loans (borrowers with a Fair Isaac Corporation (“FICO”) score, of 720 or greater), 24.8% of the portfolio in prime loans (borrowers with a FICO score of 660 to 719) and 65.8% of the portfolio in near prime loans (borrowers with a FICO score of 580 to 659, a portion of which are considered sub-prime).

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Loan Type	Outstanding Principal Balance	Fair Value	Interest Rate Range	Weighted Average Interest Rate*
Super Prime	$7,459	$7,197	4.0% - 24.1%	12.5%
Prime	19,766	18,819	4.0% - 36.0%	17.5%
Near Prime	52,492	48,848	6.0% - 36.0%	26.7%
*Weighted by outstanding principal balance of the online consumer loans.

As of September 30, 2019, our investment in NPRC and its wholly owned subsidiaries had an amortized cost of $708,706 and a fair value of $968,982, including our investment in online consumer lending as discussed above. As of September 30, 2019, our investment in NPRC and its wholly owned subsidiaries relating to the real estate portfolio had a fair value of $855,490. This portfolio was comprised of thirty-six multi-families properties, twelve self-storage properties, eight student housing properties and three commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of September 30, 2019.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Filet of Chicken	Forest Park, GA	10/24/2012	$7,400	$—
2	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	—
3	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	11,246
4	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	13,688
5	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	24,419
6	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	17,350
7	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	13,931
8	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,088
9	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	7,556
10	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
11	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
12	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
13	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
14	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
15	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
16	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
17	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	8,927	6,695
18	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
19	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	86,377
20	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	15,743
21	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	15,911
22	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	30,359
23	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	17,272
24	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	17,509
25	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	25,073
26	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	19,471
27	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	11,871
28	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
29	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
30	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
31	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
32	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
33	SSIL I, LLC	Aurora, IL	11/5/2015	34,500	26,450
34	Vesper Tuscaloosa, LLC	Tuscaloosa, AL	9/28/2016	54,500	43,093
35	Vesper Iowa City, LLC	Iowa City, IA	9/28/2016	32,750	24,825
36	Vesper Corpus Christi, LLC	Corpus Christi, TX	9/28/2016	14,250	10,800
37	Vesper Campus Quarters, LLC	Corpus Christi, TX	9/28/2016	18,350	14,175
38	Vesper College Station, LLC	College Station, TX	9/28/2016	41,500	32,058

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No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
39	Vesper Kennesaw, LLC	Kennesaw, GA	9/28/2016	57,900	48,612
40	Vesper Statesboro, LLC	Statesboro, GA	9/28/2016	7,500	7,480
41	Vesper Manhattan KS, LLC	Manhattan, KS	9/28/2016	23,250	15,459
42	JSIP Union Place, LLC	Franklin, MA	12/7/2016	64,750	51,800
43	9220 Old Lantern Way, LLC	Laurel, MD	1/30/2017	187,250	153,580
44	7915 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	95,700	76,560
45	8025 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	15,300	12,240
46	23275 Riverside Drive Owner, LLC	Southfield, MI	11/8/2017	52,000	44,044
47	23741 Pond Road Owner, LLC	Southfield, MI	11/8/2017	16,500	14,185
48	150 Steeplechase Way Owner, LLC	Largo, MD	1/10/2018	44,500	36,668
49	Laurel Pointe Holdings, LLC	Forest Park, GA	5/9/2018	33,005	26,400
50	Bradford Ridge Holdings, LLC	Forest Park, GA	5/9/2018	12,500	10,000
51	Olentangy Commons Owner LLC	Columbus, OH	6/1/2018	113,000	92,876
52	Villages of Wildwood Holdings LLC	Fairfield, OH	7/20/2018	46,500	39,525
53	Falling Creek Holdings LLC	Richmond, VA	8/8/2018	25,000	19,335
54	Crown Pointe Passthrough LLC	Danbury, CT	8/30/2018	108,500	89,400
55	Ashwood Ridge Holdings LLC	Jonesboro, GA	9/21/2018	9,600	7,300
56	Lorring Owner LLC	Forestville, MD	10/30/2018	58,521	47,680
57	Hamptons Apartments Owner, LLC	Beachwood, OH	1/9/2019	96,500	79,520
58	5224 Long Road Holdings, LLC	Orlando, FL	6/28/2019	26,500	21,200
59	Druid Hills Holdings LLC	Atlanta, GA	7/30/2019	96,000	79,104
				$1,799,757	$1,510,743
The fair value of our investment in NPRC decreased to $968,982 as of September 30, 2019, representing a premium of $260,276 to its amortized cost basis, compared to a fair value of $1,004,465 as of June 30, 2019, representing a premium of $235,076. The increase in premium to amortized cost is primarily due to the improved property values, partially offset by a decline in NPRC’s online lending portfolio value resulting from the runoff and maturity of the existing loans.
Pacific World Corporation
On May 29, 2018, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of Pacific World Corporation (“Pacific World”) and to appoint a new Board of Directors of Pacific World. As a result, as of June 30, 2018, Prospect’s investment in Pacific World is classified as a control investment. Pacific World supplies nail and beauty care products to food, drug, mass, and value retail channels worldwide.
The fair value of our investment in Pacific World decreased to $100,445 as of September 30, 2019, representing a discount of $139,880 to its amortized cost basis, compared to a fair value of $112,427 as of June 30, 2019, representing a discount of $125,542 to its amortized cost basis. The increase in discount to amortized cost resulted from a decline in financial performance.
Universal Turbine Parts, LLC
On December 10, 2018, UTP Holdings purchased all of the voting stock of UTP and appointed a new Board of Directors to UTP Holdings, consisting of three employees of the Investment Advisor. At the time UTP Holdings acquired UTP, UTP Holdings (f/k/a Harbortouch Holdings of Delaware) was a wholly owned holding company controlled by Prospect and therefore Prospect’s investment in UTP is classified as a control investment as of June 30, 2019.
The fair value of our investment in UTP decreased to $26,850 as of September 30, 2019, a discount of $36,200 from its amortized cost basis, compared to a fair value of $28,043 as of June 30, 2019, representing a discount of $35,170 to it amortized cost. The increase in discount to amortized cost resulted from a decline in financial performance.

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USES Corp.
On June 15, 2016, we provided additional $1,300 debt financing to USES Corp. (“USES”) and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 99,900 shares of its common stock.  On June 29, 2016, we provided additional $2,200 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 169,062 shares of its common stock.  As a result of such debt financing and recapitalization, as of June 29, 2016, we held 268,962 shares of USES common stock representing a 99.96% common equity ownership interest in USES. As such, USES became a controlled company on June 30, 2016.

The fair value of our investment in USES decreased to $15,090 as of September 30, 2019, a discount of $57,079 from its amortized cost basis, compared to a fair value of $15,725 as of June 30, 2019, representing a discount of $54,944 to it amortized cost. The increase in discount to amortized cost resulted from a decline in financial performance.
Valley Electric Company, Inc.

Prospect owns 100% of the common stock of Valley Holdings I, a Consolidated Holding Company. Valley Holdings I owns 100% of Valley Holdings II, a Consolidated Holding Company. Valley Holdings II owns 94.99% of Valley Electric, with Valley Electric management owning the remaining 5.01% of the equity. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”), a leading provider of specialty electrical services in the state of Washington and among the top electrical contractors in the United States.

The fair value of our investment in Valley Electric decreased to $122,074 as of September 30, 2019, a premium of $52,139 from its amortized cost, compared to a fair value of $143,685 as of June 30, 2019, representing a $73,750 premium to its amortized cost. While Valley Electric’s financial performance remains strong, the decrease in premium to amortized cost was driven by adverse market conditions.
Our controlled investments, other than those discussed above, are valued at $35,647 below cost and did not experience significant changes in operating performance or value during the three months ended Septebmer 30, 2019. This discount is primarily driven by our controlled investments in MITY and Freedom Marine, which are valued at a discount to amortized cost of $23,106 and $28,972, respectively. Overall, combined with those portfolio companies discussed above, our controlled investments at September 30, 2019 are valued at $51,097 above their amortized cost.
We hold four affiliate investments at September 30, 2019, which are valued at $82,914 below their amortized cost. This discount is primarily driven by our affiliate investment in USC, which is valued at a discount to amortized cost of $103,567. In June, 2019, USC filed for Chapter 11 bankruptcy and began liquidating its remaining assets. During the three months ended September 30, 2019, USC used a portion of the proceeds from the ongoing liquidation to partially repay $19,528 of our Second Lien Term Loan. Excluding USC, our affiliate investments are valued at $20,653 above their amortized cost as of September 30, 2019.

With the non-control/non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is generally limited on the high side to each loan’s par value, plus any prepayment premium that could be imposed. As of September 30, 2019, our CLO investment portfolio is valued at a $277,465 discount to amortized cost. Excluding the CLO investment portfolio, non-control/non-affiliate investments at September 30, 2019 are valued at $17,925 below their amortized cost and did not experience significant changes in operating performance or value.
Capitalization
Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt as of September 30, 2019 consists of: a Revolving Credit Facility availing us of the ability to borrow debt subject to borrowing base determinations; Convertible Notes which we issued in April 2014, April 2017 (with a follow-on issuance in May 2018), and March 2019; Public Notes which we issued in March 2013, December 2015 (and from time to time through our 2024 Notes Follow-on Program), June 2018 (and from time to time through our 2028 Notes Follow-on Program), October 2018, and December 2018 (and from time to time through our 2029 Notes Follow-on Program); and Prospect Capital InterNotes® which we issue from time to time. Our equity capital is comprised entirely of common equity.

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The following table shows our outstanding debt as of September 30, 2019:

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$108,000	$10,745	$108,000	(3)	$108,000		1ML+2.20%	(6)

2020 Notes	177,569	477	177,092		179,247	(4)	5.35%	(7)
2022 Notes	328,500	6,154	322,346		338,036	(4)	5.71%	(7)
2025 Notes	201,250	5,987	195,263		213,492	(4)	6.63%	(7)
Convertible Notes	707,319		694,701		730,775

6.375% 2024 Notes	100,000	957	99,043		107,180	(4)	6.64%	(7)
2023 Notes	320,000	3,064	316,936		338,205	(4)	6.09%	(7)
2024 Notes	234,443	4,579	229,864		237,256	(4)	6.76%	(7)
2028 Notes	70,761	2,292	68,469		72,459	(4)	6.77%	(7)
2029 Notes	69,170	2,481	66,689		72,928	(4)	7.38%	(7)
Public Notes	794,374		781,001		828,028

Prospect Capital InterNotes®	657,375	12,561	644,814		713,074	(5)	6.16%	(8)
Total	$2,267,068		$2,228,516		$2,379,877

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of September 30, 2019.

(2)	The maximum draw amount of the Revolving Credit facility as of September 30, 2019 is $1,077,500.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Critical Accounting Policies and Estimates for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread based on observable market inputs.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the 2028 Notes, and the 2029 Notes, the rate presented is a combined effective interest rate of their respective original Note issuances and Note Follow-on Programs.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation which approximates level yield, are weighted against the average year-to-date principal balance.

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of September 30, 2019:

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$108,000	$—	$—	$108,000	$—
Convertible Notes	707,319	177,569	328,500	—	201,250
Public Notes	794,374	—	—	654,443	139,931
Prospect Capital InterNotes®	657,375	—	65,418	206,618	385,339
Total Contractual Obligations	$2,267,068	$177,569	$393,918	$969,061	$726,520

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The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2019:

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$167,000	$—	$—	$167,000	$—
Convertible Notes	753,864	224,114	—	328,500	201,250
Public Notes	794,374	—	—	654,443	139,931
Prospect Capital InterNotes®	707,699	4,402	188,037	189,795	325,465
Total Contractual Obligations	$2,422,937	$228,516	$188,037	$1,339,738	$666,646
Historically, we have funded a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities, or issuances of common equity. For flexibility, we maintain a shelf registration statement that allows for the public offering and sale of our Prospect Capital InterNotes®, on a continuous basis, in an amount up to $500,000 less issuances to date. As of September 30, 2019, we can issue up to $484,287 of additional InterNotes® debt securities in the public market under this shelf registration. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.
Each of our Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) are our general, unsecured obligations and rank equal in right of payment with all of our existing and future unsecured indebtedness and will be senior in right of payment to any of our subordinated indebtedness that may be issued in the future. The Unsecured Notes are effectively subordinated to our existing secured indebtedness, such as our credit facility, and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of any of our subsidiaries.
Revolving Credit Facility
On August 29, 2014, we renegotiated our previous credit facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility”). The lenders had extended commitments of $885,000 under the 2014 Facility as of June 30, 2018. The 2014 Facility included an accordion feature which allowed commitments to be increased up to $1,500,000 in the aggregate. Interest on borrowings under the 2014 Facility was one-month LIBOR plus 225 basis points. Additionally, the lenders charged a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility was drawn or 100 basis points otherwise.
On August 1, 2018, we renegotiated the 2014 Facility and closed an expanded five and a half year revolving credit (the “2018 Facility”). The lenders had extended commitments of $1,132,500 as of June 30, 2019. The 2018 Facility included an accordion feature which allowed commitments to be increased up to $1,500,000 in the aggregate.

On September 9, 2019, we amended the 2018 Facility and closed an expanded revolving credit facility (the “2019 Facility” and collectively with the 2014 Facility and the 2018 Facility, the “Revolving Credit Facility”). The lenders had extended commitments of $1,077,500 as of September 30, 2019. The Revolving Credit Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The Revolving Credit Facility Facility matures on September 9, 2024. It includes a revolving period that extends through September 9, 2023, followed by an additional one-year amortization period, with distributions allowed to Prospect after the completion of the revolving period. During such one-year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one-year amortization period, the remaining balance will become due, if required by the lenders.

The Revolving Credit Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The Revolving Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the Revolving Credit Facility. The Revolving Credit Facility also requires the maintenance of a minimum liquidity requirement. As of September 30, 2019, we were in compliance with the applicable covenants.
Interest on borrowings under the 2019 Facility is one-month LIBOR plus 220 basis points. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if more than 35% and an amount less than or equal to 60% of the credit facility is drawn, or 150 basis points if an

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amount less than or equal to 35% of the credit facility is drawn. The 2019 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.
For the three months ended September 30, 2019 and September 30, 2018, the average stated interest rate (i.e., rate in effect plus the spread) and average outstanding borrowings for the Revolving Credit Facility were as follows:

	Three Months Ended September 30,
	2019	2018
Average stated interest rate	4.45%	4.30%
Average outstanding balance	$87,772	$166,141

As of September 30, 2019 and June 30, 2019, we had $640,318 and $684,212, respectively, available to us for borrowing under the Revolving Credit Facility, of which $108,000 and $167,000 was outstanding as of September 30, 2019 and June 30, 2019, respectively. As of September 30, 2019, the investments, including cash and cash equivalents, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,549,718, which represents 27.9% of our total investments, including cash and cash equivalents. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and, as such, these investments are not available to our general creditors. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $1,077,500. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $10,870 of new fees and $7,787 were carried over for continuing participants from the previous facilities, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of September 30, 2019, $10,745 remains to be amortized and is reflected as deferred financing costs on the Consolidated Statements of Assets and Liabilities. During the three months ended September 30, 2018, $398 of fees were expensed relating to credit providers in the 2018 Facility who did not commit to the 2019 Facility.
During the three months ended September 30, 2019 and September 30, 2018, we recorded $5,422 and $4,365, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Convertible Notes
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that matured on October 15, 2017 (the “2017 Notes”). The 2017 Notes bore interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035. On March 28, 2016, we repurchased $500 aggregate principal amount of the 2017 Notes at a price of 98.25, including commissions. The transaction resulted in our recognizing a $9 gain for the period ended March 31, 2016. On April 6, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $1,786 loss during the three months ended June 30, 2017. On October 15, 2017, we repaid the outstanding principal amount of $50,734 of the 2017 Notes, plus interest. No gain or loss was realized on the transaction.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that matured on March 15, 2018 (the “2018 Notes”). The 2018 Notes bore interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600. On April 6, 2017, we repurchased $114,581 aggregate principal amount of the 2018 Notes at a price of 103.5, including commissions. The transaction resulted in our recognizing a $4,700 loss during the three months ended June 30, 2017. On March 15, 2018, we repaid the outstanding principal amount of $85,419 of the 2018 Notes, plus interest. No gain or loss was realized on the transaction.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that matured on January 15, 2019 (the “2019 Notes”). The 2019 Notes bore interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600. On May 30, 2018, we repurchased $98,353 aggregate principal amount of the 2019 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $2,383 loss during the three months ended June 30, 2018. On January 15, 2019, we repaid the outstanding principal amount of $101,647 of the 2019 Notes, plus interest. No gain or loss was realized on the transaction.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75%

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per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain of $332, in the amount of the difference between the reacquisition price and the net carrying amount of the 2020 Notes, net of the proportionate amount of unamortized debt issuance cost. During the three months ended December 31, 2018, we repurchased an additional $13,500 aggregate principal amount of the 2020 Notes at a price of 99.5, including commissions. As a result of this transaction, we recorded a loss of $41, in the amount of the difference between the reacquisition price and the net carrying amount of the 2020 Notes, net of the proportionate amount of unamortized debt issuance costs. During the three months ended March 31, 2019, we repurchased an additional $129,798 aggregate principal amount of the 2020 Notes at a weighted average price of 101.4, including commission. As a result of these transactions, we recorded a net loss of $2,787 during the three months ended March 31, 2019, in the amount of the difference between the reacquisition price and the net carrying amounts of the 2020 Notes, net of the proportionate amount of unamortized debt issuance costs. During the three months ended June 30, 2019, we repurchased an additional $24,588 aggregate principal amount of the 2020 Notes at a weighted average price of $101.10, including commissions. As a result of these transactions, we recorded a net loss of $414 during the three months ended June 30, 2019, in the amount of the difference of the reacquisition price and the net carrying amounts of the 2020 Notes, net of the proportionate amount of unamortized debt issuance costs.
On June 28, 2019, we commenced a tender offer to purchase for cash any and all of the $224,114 then outstanding aggregate principal amount of the 2020 Notes (“June Tender Offer”). On July 27, 2019, $32,948 aggregate principal amount of the 2020 Notes, representing 14.7% of the previously outstanding 2020 Notes, were validly tendered and accepted. On August 12, 2019, we commenced a tender offer to purchase for cash up to $60,000 aggregate principal amount of the 2020 Notes (“August Tender Offer”). On September 10, 2019, $13,597 aggregate principal amount of the 2020 Notes, representing 7.1% of the previously outstanding 2020 Notes, were validly tendered and accepted. The June Tender Offer and August Tender Offer, (collectively, the “2020 Notes Tender Offers”), resulted in our recognizing a loss of $686. As of September 30, 2019, the outstanding aggregate principal amount of the 2020 Notes is $177,569. On September 24, 2019, we commenced a tender offer to purchase for cash up to $40,000 outstanding aggregate principal amount of the 2020 Notes (“September Tender Offer”). The September Tender Offer expired at 12:00 midnight, New York City time, on October 23, 2019 (one minute after 11:59 p.m. New York City time, on October 22, 2019) (Note 18).
On April 11, 2017, we issued $225,000 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Original 2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Original 2022 Notes bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2017. Total proceeds from the issuance of the Original 2022 Notes, net of underwriting discounts and offering costs, were $218,010. On May 18, 2018, we issued an additional $103,500 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Additional 2022 Notes,” and together with the Original 2022 Notes, the “2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Additional 2022 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2022 Notes and bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2018. Total proceeds from the issuance of the Additional 2022 Notes, net of underwriting discounts and offering costs, were $100,749. As of September 30, 2019, the outstanding aggregate principal amount of the 2022 Notes is $328,500.
On March 1, 2019, we issued $175,000 aggregate principal amount of senior convertible notes that mature on March 1, 2025 (the “2025 Notes”), unless previously converted or repurchased in accordance with their terms. We granted the underwriters a 13-day over-allotment option to purchase up to an additional $26,250 aggregate principal amount of the 2025 Notes. The underwriters fully exercised the over-allotment option on March 11, 20l9 and we issued $26,250 aggregate principal amount of 2025 Notes at settlement on March 13, 2019. The 2025 Notes bear interest at a rate of 6.375% per year, payable semi-annually on March 1 and September 1 each year, beginning September 1, 2019. Total proceeds from the issuance of the 2025 Notes, net of underwriting discounts and offering costs, were $198,674. As of September 30, 2019, the outstanding aggregate principal amount of the 2025 Notes is $201,250.

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Certain key terms related to the convertible features for the 2020 Notes, the 2022 Notes, and the 2025 Notes (collectively, the “Convertible Notes”) are listed below:

	2020 Notes	2022 Notes	2025 Notes
Initial conversion rate(1)	80.6647	100.2305	110.7420
Initial conversion price	$12.40	$9.98	$9.03
Conversion rate at September 30, 2019(1)(2)	80.6670	100.2305	110.7420
Conversion price at September 30, 2019(2)(3)	$12.40	$9.98	$9.03
Last conversion price calculation date	4/11/2019	4/11/2019	3/1/2019
Dividend threshold amount (per share)(4)	$0.110525	$0.083330	$0.060000

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)	The conversion price will increase only if the current monthly dividends (per share) exceed the dividend threshold amount (per share).

(4)
The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment. Current dividend rates are at or below the minimum dividend threshold amount for further conversion rate adjustments for all bonds.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we recorded a discount of $4,025 and debt issuance costs of $22,352 which are being amortized over the terms of the Convertible Notes. As of September 30, 2019, $3,700 of the original issue discount and $8,918 of the debt issuance costs remain to be amortized and are included as a reduction within Convertible Notes on the Consolidated Statement of Assets and Liabilities.
During the three months ended September 30, 2019 and September 30, 2018, we recorded $10,655 and $11,435, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.

Public Notes
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Original 2023 Notes”). The Original 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the Original 2023 Notes, net of underwriting discounts and offering costs, were $243,641. On June 20, 2018, we issued an additional $70,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Additional 2023 Notes,” and together with the Original 2023 Notes, the “2023 Notes”). The Additional 2023 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2023 Notes and bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the Additional 2023 Notes, net of

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underwriting discounts, were $69,403. As of September 30, 2019, the outstanding aggregate principal amount of the 2023 Notes is $320,000.

On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $295,998. On June 7, 2018, we commenced a tender offer to purchase for cash any and all of the $300,000 aggregate principal amount outstanding of the 5.00% 2019 Notes. On June 20, 2018, $146,464 aggregate principal amount of the 5.00% 2019 Notes, representing 48.8% of the previously outstanding 5.00% 2019 Notes, were validly tendered and accepted. The transaction resulted in our recognizing a loss of $3,705 during the three months ended June 30, 2018. On September 26, 2018, we repurchased the remaining $153,536 aggregate principal amount of the 5.00% 2019 Notes at a price of 101.645, including commissions. The transaction resulted in our recognizing a loss of $2,874 during the three months ended September 30, 2018.
On December 10, 2015, we issued $160,000 aggregate principal amount of unsecured notes that mature on June 15, 2024 (the “2024 Notes”). The 2024 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2016. Total proceeds from the issuance of the 2024 Notes, net of underwriting discounts and offering costs, were $155,043. On June 16, 2016, we entered into an at-the-market (“ATM”) program with FBR Capital Markets & Co. through which we could sell, by means of ATM offerings, from time to time, up to $100,000 in aggregate principal amount of our existing 2024 Notes (“Initial 2024 Notes ATM”). Following the initial 2024 Notes ATM, the aggregate principal amount of the 2024 Notes issued was $199,281 for net proceeds of $193,253, after commissions and offering costs. On July 2, 2018, we entered into a second ATM program with B. Riley FBR, Inc. and BB&T Capital Markets, and on August 31, 2018 with Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of the 2024 Notes (“Second 2024 Notes ATM,” and together with the Initial 2024 Notes ATM, the “2024 Notes Follow-on Program”). The 2024 Notes are listed on the New York Stock Exchange (“NYSE”) and trade thereon under the ticker “PBB”. During the year ended June 30, 2019, we issued an additional $35,162 aggregate principal amount under the Second 2024 Notes ATM, for net proceeds of $34,855, after commissions and offering costs. As of September 30, 2019, the outstanding aggregate principal amount of the 2024 Notes is $234,443.
On June 7, 2018, we issued $55,000 aggregate principal amount of unsecured notes that mature on June 15, 2028 (the “2028 Notes”). The 2028 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the 2028 Notes, net of underwriting discounts and offering costs were $53,119. On July 2, 2018, we entered into an ATM program with B. Riley FBR, Inc. and BB&T Capital Markets, and on August 31, 2018 with Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of our existing 2028 Notes (“2028 Notes ATM” or “2028 Notes Follow-on Program”). The 2028 Notes are listed on the NYSE and trade thereon under the ticker “PBY”. During the year ended June 30, 2019, we issued an additional $15,761 aggregate principal amount under the 2028 Notes ATM, for net proceeds of $15,530, after commissions and offering costs. As of September 30, 2019, the outstanding aggregate principal amount of the 2028 Notes is $70,761.
On October 1, 2018, we issued $100,000 aggregate principal amount of unsecured notes that mature on January 15, 2024 (the “6.375% 2024 Notes”). The 6.375% 2024 Notes bear interest at a rate of 6.375% per year, payable semi-annually on January 15 and July 15 of each year, beginning January 15, 2019. Total proceeds from the issuance of the 6.375% 2024 Notes, net of underwriting discounts and offering costs, were $98,985. As of September 30, 2019, the outstanding aggregate principal amount of the 6.375% 2024 Notes is $100,000.
On December 5, 2018, we issued $50,000 aggregate principal amount of unsecured notes that mature on June 15, 2029 (the “2029 Notes”). The 2029 Notes bear interest at a rate of 6.875% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year, beginning March 15, 2019. Total proceeds from the issuance of the 2029 Notes, net of underwriting discounts and offering costs, were $48,057. On February 9, 2019, we entered into an ATM program with B. Riley FBR, Inc., BB&T Capital Markets, and Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of our existing 2029 Notes (“2029 Notes ATM” or “2029 Notes Follow-on Program”). The 2029 Notes are listed on the NYSE and trade thereon under the ticker “PBC”. During the year ended June 30, 2019, we issued an additional $19,170 aggregate principal amount under the 2029 Notes ATM, for net proceeds of $18,523, after commissions and offering costs. As of September 30, 2019, the outstanding aggregate principal amount of the 2029 Notes is $69,170.

The 2023 Notes, the 2024 Notes, the 2028 Notes, the 6.375% 2024 Notes, and the 2029 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.

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In connection with the issuance of the Public Notes we recorded a discount of $4,112 and debt issuance costs of $16,226, which are being amortized over the terms of the notes. As of September 30, 2019, $2,404 of the original issue discount and $10,969 of the debt issuance costs remain to be amortized and are included as a reduction within Public Notes on the Consolidated Statement of Assets and Liabilities.
During the three months ended September 30, 2019 and September 30, 2018, we recorded $12,818 and $11,363, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Original Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes®, which was increased to $1,500,000 in May 2014. We sold approximately $1,454,466 in aggregate principal amount Prospect Capital InterNotes® under the Original Selling Agent Agreement. On May 10, 2019, the Original Selling Agent Agreement was terminated, and we entered into a new selling agent agreement with Incapital LLC (the “Selling Agent Agreement”), authorizing the issuance and sale from time to time of up to $1,000,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”). Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the three months ended September 30, 2019, we issued $95,135 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $93,459. These notes were issued with stated interest rates ranging from 3.75% to 5.50% with a weighted average interest rate of 4.51%. These notes mature between July 15, 2024 and October 15, 2029.

The following table summarizes the Prospect Capital InterNotes® issued during the three months ended September 30, 2019:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$32,479	3.75%–5.00%	4.44%	July 15, 2024 – October 15, 2024
7	24,020	4.00%–5.25%	4.32%	July 15, 2026 – October 15, 2026
10	38,636	3.75%–5.50%	4.69%	July 15, 2029 – October 15, 2029
	$95,135
During the three months ended September 30, 2018, we issued $39,757 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $39,093. These notes were issued with stated interest rates ranging from 5.00% to 6.00% with a weighted average interest rate of 5.48%. These notes mature between July 15, 2022 and September 15, 2028.

The following table summarizes the Prospect Capital InterNotes® issued during the three months ended September 30, 2018:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$18,668	5.00%	5.00%	July 15, 2023 – September 15, 2023
7	7,172	5.50%–5.75%	5.73%	July 15, 2025 – September 15, 2025
8	385	5.75%	5.75%	August 15, 2025 – March 15, 2026
10	$13,532	6.00%	6.00%	July 15, 2028 – September 15, 2028
	$39,757
During the three months ended September 30, 2019, we redeemed, prior to maturity, $143,980 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 5.26% in order to replace shorter maturity debt with longer-term debt. During the three months ended September 30, 2019, we repaid $1,479 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2019 was $1,193.

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The following table summarizes the Prospect Capital InterNotes® outstanding as of September 30, 2019:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$227,889	3.75% – 5.75%	4.96%	April 15, 2022 – October 15, 2024
6.5	4,750	5.25%	5.25%	April 15, 2022 – May 15, 2022
7	90,596	4.00% – 6.00%	5.32%	May 15, 2022 – October 15, 2026
8	24,500	4.50% – 5.75%	4.67%	August 15, 2025 – July 15, 2026
10	132,670	3.75% – 6.85%	5.64%	April 15, 2022 – October 15, 2029
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,077	5.25% – 6.00%	5.35%	May 15, 2028 – November 15, 2028
18	19,157	4.13% – 6.25%	5.58%	December 15, 2030 – August 15, 2031
20	3,887	5.75% – 6.00%	5.90%	November 15, 2032 – October 15, 2033
25	31,295	6.25% – 6.50%	6.39%	August 15, 2038 – May 15, 2039
30	102,576	5.50% – 6.75%	6.25%	November 15, 2042 – October 15, 2043
	$657,375
During the three months ended September 30, 2018, we redeemed, prior to maturity $29,360 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.70% in order to replace debt with shorter maturity dates. During the three months ended September 30, 2018, we repaid $2,434 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2018 was $256.

The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2019:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$283,450	4.00% – 5.75%	5.10%	July 15, 2021 - June 15, 2024
5.5	1,399	4.25%	4.25%	July 15, 2020
6.5	34,745	5.10% – 5.25%	5.24%	January 15, 2022 - May 15, 2022
7	83,731	4.00% – 6.00%	5.56%	January 15, 2020 - June 15, 2026
7.5	1,996	5.75%	5.75%	February 15, 2021
8	24,500	4.50% – 5.75%	4.67%	August 15, 2025 - July 15, 2026
10	99,529	5.50% – 7.00%	6.09%	March 15, 2022 - June 15, 2029
12	2,978	6.00%	6.00%	November 15, 2025 - December 15, 2025
15	17,077	5.25% – 6.00%	5.35%	May 15, 2028 - November 15, 2028
18	19,306	4.13% – 6.25%	5.58%	December 15, 2030 - August 15, 2031
20	3,887	6.00%	5.90%	November 15, 2032 - October 15, 2033
25	31,855	6.25% – 6.50%	6.39%	August 15, 2038 - May 15, 2039
30	103,246	5.50% – 6.75%	6.24%	November 15, 2042 - October 15, 2043
	$707,699
In connection with the issuance of Prospect Capital InterNotes®, we incurred $27,407 of fees which are being amortized over the term of the notes, of which $12,561 remains to be amortized and is included as a reduction within Prospect Capital InterNotes® on the Consolidated Statement of Assets and Liabilities as of September 30, 2019.
During the three months ended September 30, 2019 and September 30, 2018 we recorded $10,003 and $10,745, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.
Net Asset Value
During the three months ended September 30, 2019, our net asset value decreased by $46,502, or $0.14 per share. The decrease was primarily attributable to an increase in net realized and net change in unrealized losses of $52,995, or $0.14 per weighted

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average share, coupled with a decrease of $0.01 per weighted average share as a result of reinvestment of our dividends on behalf of our stockholders at current market prices. This decrease was partially offset by net investment income of $71,060, or $0.19 per weighted average share, exceeding dividends of $66,111, or $0.18 per weighted average share, resulting in a net increase of $0.01 per weighted average share for the three months ended September 30, 2019. The following table shows the calculation of net asset value per share as of September 30, 2019 and June 30, 2019.

	September 30, 2019	June 30, 2019
Net assets	$3,259,773	$3,306,275
Shares of common stock issued and outstanding	367,363,872	367,131,025
Net asset value per share	$8.87	$9.01
Results of Operations
Operating results for the three months ended September 30, 2019 and September 30, 2018 were as follows:

	Three Months Ended September 30,
	2019	2018
Investment income	$161,883	$180,422
Operating expenses	90,823	95,263
Net investment income	71,060	85,159
Net realized (losses) gains	(2,198)	1,041
Net change in unrealized (losses) gains from investments	(48,459)	1,049
Net realized losses on extinguishment of debt	(2,338)	(3,454)
Net increase in net assets resulting from operations	$18,065	$83,795
While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies typically do not issue securities rated investment grade, and have limited resources, limited operating history, and concentrated product lines or customers. These are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income
We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.

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The following table describes the various components of investment income and the related levels of debt investments:

	Three Months Ended September 30,
	2019	2018
Interest income	$145,956	$159,442
Dividend income	4,254	14,927
Other income	11,673	6,053
Total investment income	$161,883	$180,422

Average debt principal of performing interest bearing investments(1)	$5,374,563	$5,503,536
Weighted average interest rate earned on performing interest bearing investments(1)	10.63%	11.34%
Average debt principal of all interest bearing investments(2)	$5,972,978	$5,930,993
Weighted average interest rate earned on all interest bearing investments(2)	9.56%	10.52%
(1) Excludes equity investments and non-accrual loans.
(2) Excludes equity investments.

Average interest income producing assets decreased from $5,503,536 for the three months ended September 30, 2018 to $5,374,563 for the three months ended September 30, 2019. The decrease in average income producing assets was a result of repayments. The average interest earned on performing interest bearing performing assets decreased from 11.34% for the three months ended September 30, 2018 to 10.63% for the three months ended September 30, 2019. The decrease is primarily due to an increase in foregone interest due to non-accrual investments, decline in LIBOR and reduced returns from our structured credit investments. The average interest earned on all interest bearing performing assets decreased from 10.52% for the three months ended September 30, 2018 to 9.56% for the three months ended September 30, 2019. The decrease is primarily due to a decline in LIBOR and reduced returns from our structured credit investments.

Investment income is also generated from dividends and other income which is less predictable than interest income. The following table describes dividend income earned three months ended September 30, 2019 and September 30, 2018, respectively:

	Three Months Ended September 30,
	2019	2018
Dividend income
National Property REIT Corp.	$—	$11,000
Valley Electric Company, Inc.	3,800	3,500
Other, net	454	427
Total dividend income	$4,254	$14,927

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Other income is comprised of structuring fees, advisory fees, royalty interests, settlement of net profits interests and settlement of residual profits interests. The following table describes other income earned three months ended September 30, 2019 and September 30, 2018, respectively:

	Three Months Ended September 30,
	2019	2018
Structuring, advisory and amendment fees
National Property REIT Corp.	$8,039	$558
Town & Country Holdings, Inc.	—	2,100
Other, net	271	1,447
Total structuring, advisory and amendment fees	8,310	4,105
Royalty and net revenue interests
National Property REIT Corp.	3,232	1,823
Total royalty and net revenue interests	3,232	1,823
Administrative agent fees
Other, net	131	125
Total administrative agent fees	131	125
Total other income	$11,673	$6,053

Operating Expenses
Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees, overhead-related expenses and other operating expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate the Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions.
The following table describes the various components of our operating expenses:

	Three Months Ended September 30,
	2019	2018
Base management fee	$28,463	$29,957
Income incentive fee	17,765	21,290
Interest and credit facility expenses	38,898	37,908
Allocation of overhead from Prospect Administration	3,494	3,365
Audit, compliance and tax related fees	375	393
Directors' fees	113	79
Other general and administrative expenses	1,715	2,271
Total operating expenses	$90,823	$95,263
Total gross base management fee was $28,463 and $30,095 for the three months ended September 30, 2019 and September 30, 2018, respectively. The Investment Adviser has entered into a servicing agreement with certain institutions that purchased loans with us, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. We received payments of $138 from these institutions for the three months ended September 30, 2018 on behalf of the Investment Adviser, for providing such services under the servicing agreement. We were given a credit for these payments as a reduction of the base management fee payable by us to the Investment Adviser resulting in net base management fees of $29,957 for the three months ended September 30, 2018. No such payments were received for the three months ended September 30, 2019.
For the three months ended September 30, 2019 and September 30, 2018, we incurred $17,765 and $21,290 of income incentive fees, respectively. This decrease was driven by a corresponding decrease in pre-incentive fee net investment income from $106,449 for the three months ended September 30, 2018 to $88,825 for the three months ended September 30, 2019. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

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During the three months ended September 30, 2019 and September 30, 2018, we incurred $38,898 and $37,908 respectively, of interest and credit facility expenses related to our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Notes”). These expenses are related directly to the leveraging capacity and the levels of indebtedness actually undertaken in those periods.
The table below describes the various expenses of our Notes and the related indicators of leveraging capacity and indebtedness during these years:

	Three Months Ended September 30,
	2019	2018
Interest on borrowings	$32,449	$32,985
Amortization of deferred financing costs	2,241	2,716
Accretion of discount on unsecured debt	254	131
Facility commitment fees	3,954	2,076
Total interest and credit facility expenses	$38,898	$37,908

Average principal debt outstanding	$2,305,797	$2,496,642
Annualized weighted average stated interest rate on borrowings(1)	5.63%	5.28%
Annualized weighted average interest rate on borrowings(2)	6.75%	6.07%

(1)	Includes only the stated interest expense.

(2)	Includes the stated interest expense, amortization of deferred financing costs, accretion of discount on Public Notes and commitment fees on the undrawn portion of our Revolving Credit Facility.
Interest expense is relatively stable on a dollars basis for the three months ended September 30, 2019 as compared to the three months ended September 30, 2018. The weighted average stated interest rate on borrowings (excluding amortization, accretion and undrawn facility fees) increased from 5.28% for the three months ended September 30, 2018 to 5.63% for the three months ended September 30, 2019. This increase is primarily due to issuances of Public Notes at higher rates, partially offset by repurchases of our Convertible Notes and increased utilization of our Revolving Credit Facility, which bears a lower rate than our remaining debt.
The allocation of gross overhead expense from Prospect Administration was $4,078 and $3,365 for the three months ended September 30, 2019 and September 30, 2018, respectively. Prospect Administration received estimated payments of $584 directly from our portfolio companies, and certain funds managed by the Investment Adviser for legal services during the three months ended September 30, 2019. No such payments were received during the three months ended September 30, 2018. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by this amount. Net overhead during the three months ended September 30, 2019 and September 30, 2018 totaled $3,494 and $3,365, respectively.
Total operating expenses, excluding investment advisory fees, interest and credit facility expenses, and allocation of overhead from Prospect Administration (“Other Operating Expenses”), net of any expense reimbursements, were $2,203 and $2,743 for the three months ended September 30, 2019 and September 30, 2018, respectively. The $540 decrease was primarily attributable to decreases in legal fees and audit, compliance and tax related fees and valuation services fees.
Net Investment Income
Net investment income represents the difference between investment income and operating expenses. Net investment income was $71,060 and $85,159 for the three months ended September 30, 2019 and September 30, 2018, respectively. The decrease of $14,099 was primarily due to a decrease in investment income of $18,539 partially offset by a decrease in operating expenses of $4,440. Refer to above Investment Income and Operating Expenses discussions for detail.

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Net Realized (Losses) Gains
The following table details net realized (losses) gains from investments for the three months ended September 30, 2019:

Portfolio Company	Net Realized Gains (Losses)
Madison Park Funding IX, Ltd.	$(1,949)
Voya CLO 2012-2, Ltd.	(450)
Other, net	201
Net realized (losses)	$(2,198)
The following table details net realized gains (losses) for the three months ended September 30, 2018:

Portfolio Company	Net Realized Gains (Losses)
New Century Transportation, Inc.	$1,000
Other, net	41
Net realized gains	$1,041
The following table details net realized (losses) on extinguishment of debt for the three months ended September 30, 2019:

Debt Extinguished	Net Realized (Losses)
Prospect Capital InterNotes®	$(1,193)
2020 Notes	(686)
Other, net	(459)
Net realized (losses)	$(2,338)
The following table details net realized (losses) on extinguishment of debt for the three months ended September 30, 2018:

Debt Extinguished	Net Realized (Losses)
5.00% 2019 Notes	$(2,874)
Prospect Capital InterNotes®	(256)
Other, net	(324)
Net realized (losses)	$(3,454)
Change in Unrealized Gains (Losses), Net
The following table details net change in unrealized (losses) gains for our portfolio for the three months ended September 30, 2019 and September 30, 2018, respectively:

	Three Months Ended September,
	2019	2018
Control investments	$(39,021)	$51,918
Affiliate investments	18,020	(13,755)
Non-control/non-affiliate investments	(27,458)	(37,114)
Net change in unrealized (losses) gains	$(48,459)	$1,049

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The following table details net change in unrealized gains (losses) on investments for the three months ended September 30, 2019:

Net Change in Unrealized Gains (Losses)
National Property REIT Corp.	$25,200
Edmentum Ultimate Holdings, LLC	12,972
Other, net	7,015
CP Energy Services Inc.	(10,376)
Pacific World Corporation	(14,338)
InterDent, Inc.	(21,026)
Valley Electric Company, Inc.	(21,611)
Subordinated Structured Notes	(26,295)
Net change in unrealized (losses)	$(48,459)

The following table details net change in unrealized gains (losses) on investments for the three months ended September 30, 2018:

Net Change in Unrealized Gains (Losses)
Valley Electric Company, Inc.	$26,046
CP Energy Services Inc.	19,379
National Property REIT Corp.	15,002
Other, net	(704)
Credit Central Loan Company, LLC	(6,937)
R-V Industries, Inc.	(7,104)
United Sporting Companies, Inc.	(8,136)
Universal Turbine Parts, LLC	(10,907)
Subordinated Structured Notes	(25,590)
Net change in unrealized gains	$1,049
Financial Condition, Liquidity and Capital Resources
For the three months ended September 30, 2019 and September 30, 2018, our operating activities provided $225,058 and used $238,434 of cash, respectively. There were no investing activities for the three months ended September 30, 2019 and September 30, 2018. Financing activities used $225,982 and provided $274,728 of cash during the three months ended September 30, 2019 and September 30, 2018, respectively, which included dividend payments of $64,554 and $59,849, respectively. Our primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, repay outstanding borrowings and to make cash distributions to holders of our common stock.

Our primary sources of funds have historically been issuances of debt and equity. More recently, we have and may continue to fund a portion of our cash needs through repayments and opportunistic sales of our existing investment portfolio. We may also securitize a portion of our investments in unsecured or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the three months ended September 30, 2019, we borrowed $211,000 and we made repayments totaling $270,000 under the Revolving Credit Facility. As of September 30, 2019, our outstanding balance on the Revolving Credit Facility was $108,000. As of September 30, 2019, we had, net of unamortized discount and debt issuance costs, $694,701 outstanding on the Convertible Notes, $781,001 outstanding on the Public Notes and $644,814 outstanding on the Prospect Capital InterNotes® (See “Capitalization” above).
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 5.00%. As of September 30, 2019 and June 30, 2019, we had $22,439 and $23,375, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies. The fair value of our undrawn committed revolvers and delayed draw term loans was zero as of September 30, 2019 and June 30, 2019.
We have guaranteed $2,571 in standby letters of credit issued through a financial intermediary and $1,314 of equipment lease obligations on behalf of InterDent, Inc. (“InterDent”) as of September 30, 2019. Under these arrangements, we would be required to make payments to the financial intermediary or equipment lease provider, respectively, if InterDent was to default on their related payment obligations. As of September 30, 2019, we have not recorded a liability on the statement of assets and liabilities for these guarantees as the likelihood of default on the standby letters of credit or equipment lease is deemed to be remote.

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Our shareholders’ equity accounts as of September 30, 2019 and June 30, 2019 reflect cumulative shares issued, net of shares repurchased, as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters, our dividend reinvestment plan and in connection with the acquisition of certain controlled portfolio companies. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.
As part of our Repurchase Program, we delivered a notice with our annual proxy mailing on September 19, 2019. We did not repurchase any shares of our common stock for the three months ended September 30, 2019 or September 30, 2018.
Off-Balance Sheet Arrangements
As of September 30, 2019, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.
Recent Developments
During the period from October 1, 2019 through October 31, 2019 we issued $19,171 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $18,842.
During the period of October 1, 2019 through November 6, 2019, we provided notice to call certain of our Prospect Capital InterNotes® at par with the following terms:

Notice Date	Settlement Date	Maturity Date Range	Interest Rate Range	Principal
9/12/2019	10/15/2019	April 15, 2022 - April 15, 2023	5.250% - 6.850%	$12,557
10/1/2019	10/8/2019	June 15, 2023 - August 15, 2023	5.000%	15,782
10/10/2019	10/21/2019	April 15, 2023 - June 15, 2023	4.500% - 4.750%	1,714
10/10/2019	11/15/2019	May 15, 2022 - November 15, 2022	4.750% - 5.750%	9,902

On October 2, 2019, UTZ Quality Foods, LLC fully repaid the $10,000 Second Lien Term Loan receivable to us at par.
On October 18, 2019, we repurchased $22,941 of the 4.950% convertible notes that mature on July 15, 2022 (“2022 Notes”) at a price of 102.80, including commissions.
The September Tender Offer expired at 12:00 midnight, New York City time, on October 23, 2019 (one minute after 11:59 p.m. New York City time, on October 22, 2019). On October 23, 2019, we announced the expiration and results of the September Tender Offer. On October 25, 2019, $2,140 aggregate principal amount of such notes, representing approximately 1.21% of the outstanding 2020 Notes, were validly tendered and accepted.
During the period October 23, 2019 through October 30, 2019, we made new $62,185 Senior Secured Term Loan C investments in NPRC.
On October 30, 2019, we sold $52,899 notional of our rated secured structured notes to NPRC at a fair value of $52,122, resulting in a realized gain of $1,888.
On October 31, 2019, we received a partial repayment of $12,317 of our Senior Secured Term Loan B outstanding with NPRC and its wholly-owned subsidiaries.
On November 6, 2019, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for November 2019 to holders of record on November 29, 2019 with a payment date of December 19, 2019.

•	$0.06 per share for December 2019 to holders of record on January 2, 2020 with a payment date of January 23, 2020.

•	$0.06 per share for January 2020 to holders of record on January 31, 2020 with a payment date of February 20, 2020.

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Critical Accounting Policies and Estimates
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-Q, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.
Reclassifications

Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the three months ended September 30, 2019.
Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of the issuers of our investment portfolio and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). As of September 30, 2019 and June 30, 2019, our qualifying assets as a percentage of total assets, stood at 73.04% and 73.85%, respectively.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss. Amounts for investments traded but not yet settled are reported in Due to Broker or Due from Broker, in the Consolidated Statements of Assets and Liabilities.
Foreign Currency
Foreign currency amounts are translated into US Dollars (USD) on the following basis:

i.	fair value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

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ii.	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such investment transactions, income or expenses.
We do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held or disposed of during the period. Such fluctuations are included within the net realized and net change in unrealized gains or losses from investments in the Consolidated Statements of Operations.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.
Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.
Structured Credit Related Risk

CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Online Small-and-Medium-Sized Business Lending Risk
With respect to our online small-and-medium-sized business (“SME”) lending initiative, we invest primarily in marketplace loans through marketplace lending platforms (e.g. OnDeck). We do not conduct loan origination activities ourselves. Therefore, our ability to purchase SME loans, and our ability to grow our portfolio of SME loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending platforms from which we purchase SME loans. In addition, our ability to analyze the risk-return profile of SME loans is significantly dependent on the marketplace platforms’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each platform, we may incur unanticipated losses which could adversely impact our operating results.
Foreign Currency
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

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Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP, and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value (“EV”) technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.

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Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third-party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.
Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 in the accompanying Consolidated Financial Statements for the disclosure of the fair value of our outstanding debt and the market observable inputs used in determining fair value.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. We have determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under ASC 815, Derivatives and Hedging. See Note 5 in the accompanying Consolidated Financial Statements for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Loan origination fees, original issue discount, and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable, and adjusted only for material amendments or prepayments. Upon a prepayment of a loan, prepayment premiums, original issue discount, or market discounts are recorded as interest income.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans are either applied to the cost basis or interest income, depending upon management’s judgment of the collectibility of the loan receivable. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current and future principal and interest collections when due are probable. Interest received and applied against cost while a loan is on non-accrual, and PIK interest capitalized but not recognized while on non-accrual, is recognized prospectively on the effective yield basis through maturity of the loan when placed back on accrual status, to the extent deemed collectible by management. As of September 30, 2019, approximately 2.4% of our total assets at fair value are in non-accrual status.
Some of our loans and other investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, we capitalize the accrued interest (reflecting such amounts in the basis as additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point that we believe PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. We do not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if we believe that PIK is expected to be realized.
Interest income from investments in Subordinated Structured Notes (typically preferred shares, income notes or subordinated notes of CLO funds) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial

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Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Other income generally includes amendment fees, commitment fees, administrative agent fees and structuring fees which are recorded when earned. Excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 in the accompanying Consolidated Financial Statements for further discussion.
Federal and State Income Taxes
We have elected to be treated as a RIC and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of September 30, 2019, we do not expect to have any excise tax due for the 2019 calendar year. Thus, we have not accrued any excise tax for this period.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate income tax rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of September 30, 2019, we did not record any unrecognized tax benefits or liabilities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our federal tax returns for the tax years ended August 31, 2016 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future taxable earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility and the Unsecured Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the obligation for our Revolving Credit Facility. The same methodology is used to approximate the effective yield method for our

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Prospect Capital InterNotes® and our 2024, 2028, and 2029 Notes Follow-on Programs. The effective interest method is used to amortize deferred financing costs for our remaining Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
Unamortized deferred financing costs are presented as a direct deduction to the respective Unsecured Notes (see Notes 5, 6, and 7 in the accompanying Consolidated Financial Statements for further discussion).
We may record registration expenses related to shelf filings as prepaid expenses. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid expenses are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed. As of September 30, 2019 and June 30, 2019, there are no prepaid expenses related to registration expenses and all amounts incurred have been expensed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our consolidated financial statements.
In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our consolidated financial statements.

SEC Disclosure Update and Simplification
In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. We have adopted the amendments and have retrospectively applied the presentation amendments to the prior period statements presented.
Prior to adoption and in accordance with previous SEC rules, we presented distributable earnings (loss) on the Consolidated Statements of Assets and Liabilities, as three components: 1) accumulated overdistributed net investment income; 2) accumulated net unrealized gain (loss) on investments; and 3) accumulated net realized gain (loss) on investments. We also presented distributions from earnings on the Consolidated Statements of Changes in Net Assets as distributions from net investment income. In accordance with the SEC Release, distributable earnings and distributions from distributable earnings are shown in total on the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Changes in Net Assets, respectively.

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The following table provides the reconciliation of the components of distributable earnings (loss) to conform to the current period presentation for the three months ended September 30, 2018:

	Overdistributed net investment income	Realized gains (losses)	Net unrealized loss	Distributable earnings (loss)
Balance as of June 30, 2018	$(45,186)	$(465,493)	$(104,179)	$(614,858)
Net Increase in Net Assets Resulting from Operations:
Net investment income	85,159			85,159
Net realized losses		(2,413)		(2,413)
Net change in net unrealized losses			1,049	1,049
Distributions to Shareholders:
Distributions from net investment income	(65,694)			(65,694)
Tax reclassifications of net assets (Note 12)	31			31
Balance as of September 30, 2018	$(25,690)	$(467,906)	$(103,130)	$(596,726)

Tax Cuts and Jobs Act
On December 22, 2017, the President signed into law the Tax Cuts and Jobs Act (the “Tax Act”), which significantly changed the Code, including, a reduction in the corporate income tax rate, a new limitation on the deductibility of interest expense, and significant changes to the taxation of income earned from foreign sources and foreign subsidiaries. The Tax Act also authorizes the IRS to issue regulations with respect to the new provisions. We cannot predict how the changes in the Tax Act, or regulations or other guidance issued under it, might affect us, our business or the business of our portfolio companies. However, our portfolio companies may or may not make certain elections under the Tax Act that could materially increase their taxable earnings and profits. Any such increase in the earnings and profits of a portfolio company may result in the characterization of certain distributions sourced from sale proceeds as dividend income, which may increase our distributable taxable income.
Item 3. Quantitative and Qualitative Disclosures about Market Risk
We are subject to financial market risks, including changes in interest rates and equity price risk. Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates impacting some of the loans in our portfolio which have floating interest rates. Additionally, because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See “Risk Factors - Risks Relating to Our Business - Changes in interest rates may affect our cost of capital and net investment income”.
Our debt investments may be based on floating rates or fixed rates. For our floating rate loans the rates are determined from the LIBOR, EURO Interbank Offer Rate, the Federal Funds Rate or the Prime Rate. The floating interest rate loans may be subject to a LIBOR floor. Our loans typically have durations of one to three months after which they reset to current market interest rates. As of September 30, 2019, 86.93% of the interest earning investments in our portfolio, at fair value, bore interest at floating rates.
We also have a revolving credit facility and certain Prospect Capital InterNotes® issuances that are based on floating LIBOR rates. Interest on borrowings under the revolving credit facility is one-month LIBOR plus 220 basis points with no minimum LIBOR floor and an outstanding balance of $108,000 as of September 30, 2019. Interest on five Prospect Capital InterNotes® is three-month LIBOR plus a range of 300 to 350 basis points with no minimum LIBOR floor. The Convertible Notes, Public Notes and remaining Prospect Capital InterNotes® bear interest at fixed rates.

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The following table shows the approximate annual impact on net investment income of base rate changes in interest rates (considering interest rate flows for floating rate instruments, excluding our investments in Subordinated Structured Notes) to our loan portfolio and outstanding debt as of September 30, 2019, assuming no changes in our investment and borrowing structure:

(in thousands) Basis Point Change	Interest Income	Interest Expense	Net Investment Income	Net Investment Income (1)
Up 300 basis points	$84,860	$46	$84,814	$67,851
Up 200 basis points	$54,147	$31	$54,116	$43,293
Up 100 basis points	$23,433	$15	$23,418	$18,734
Down 100 basis points	$(20,407)	$(5)	$(20,402)	$(16,322)
Down 200 basis points	$(25,417)	$(21)	$(25,396)	$(20,317)
Down 300 basis points	$(25,633)	$(36)	$(25,597)	$(20,478)

(1)	Includes the impact of income incentive fees. See Note 13 in the accompanying Consolidated Financial Statements for more information on income incentive fees.

As of September 30, 2019, one, two and three month LIBOR were 2.02%, 2.07% and 2.09%, respectively.

We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the year ended September 30, 2019, we did not engage in hedging activities.

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Item 4. Controls and Procedures
Evaluation of Disclosure Controls and Procedures
As of September 30, 2019, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) of the 1934 Act). Based on that evaluation, our management, including the Chief Executive Officer and Chief Financial Officer, concluded that our disclosure controls and procedures were effective and provided reasonable assurance that information required to be disclosed in our periodic SEC filings is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. However, in evaluating the disclosure controls and procedures, management recognized that any controls and procedures, no matter how well designed and operated can provide only reasonable assurance of achieving the desired control objectives, and management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of such possible controls and procedures.

Changes in Internal Control Over Financial Reporting
There have been no changes in our internal control over financial reporting during the quarter ended September 30, 2019, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

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PART II
Item 1. Legal Proceedings
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters as may arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any material legal proceedings as of September 30, 2019.

Item 1A. Risk Factors
In addition to the other information set forth in this report, you should carefully consider the factors discussed below and the risk factors in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended June 30, 2019, which could materially affect our business, financial condition or future results. The risks described in this report and in our Annual Report on Form 10-K are not the only risks facing our Company. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition or future results.
Changes relating to the LIBOR calculation process may adversely affect the value of the LIBOR-indexed, floating-rate debt securities in our portfolio.
In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association, or the “BBA,” in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. It is unclear if at that time whether LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. In addition, in April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, announced the replacement of LIBOR with a new index, calculated by short-term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, or the SOFR. At this time, it is not possible to predict whether SOFR will attain market traction as a LIBOR replacement tool, and the future of LIBOR is still uncertain. As such, the potential effect of the phase-out or replacement of LIBOR on our cost of capital and net investment income cannot yet be determined.
Actions by the BBA, the United Kingdom Financial Conduct Authority or other regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.
Item 2. Unregistered Sales of Equity Securities and Use of Proceeds
Not applicable.
Item 3. Defaults Upon Senior Securities
Not applicable.
Item 4. Mine Safety Disclosures
Not applicable.
Item 5. Other Information
Not applicable.

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Item 6. Exhibits
The following exhibits are filed as part of this report or hereby incorporated by reference to exhibits previously filed with the SEC (according to the number assigned to them in Item 601 of Regulation S-K):

Exhibit No.
3.1	Articles of Amendment and Restatement(1)
3.2	Amended and Restated Bylaws(2)
4.1	Seven Hundredth Supplemental Indenture dated as of July 5, 2019, to the U.S. Bank Indenture, and Form of 5.000% Prospect Capital InterNote® due 2024(3)
4.2	Seven Hundred First Supplemental Indenture dated as of July 5, 2019, to the U.S. Bank Indenture, and Form of 5.250% Prospect Capital InterNote® due 2026(3)
4.3	Seven Hundred Second Supplemental Indenture dated as of July 5, 2019, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2029(3)
4.4	Seven Hundred Third Supplemental Indenture dated as of July 5, 2019, to the U.S. Bank Indenture, and Form of 5.000% to 7.500% Prospect Capital InterNote® due 2029(3)
4.5	Seven Hundred Fourth Supplemental Indenture dated as of July 11, 2019, to the U.S. Bank Indenture, and Form of 4.750% Prospect Capital InterNote® due 2024(4)
4.6	Seven Hundred Fifth Supplemental Indenture dated as of July 11, 2019, to the U.S. Bank Indenture, and Form of 5.000% Prospect Capital InterNote® due 2026(4)
4.7	Seven Hundred Sixth Supplemental Indenture dated as of July 11, 2019, to the U.S. Bank Indenture, and Form of 5.250% Prospect Capital InterNote® due 2029(4)
4.8	Seven Hundred Seventh Supplemental Indenture dated as of July 11, 2019, to the U.S. Bank Indenture, and Form of 4.750% to 7.250% Prospect Capital InterNote® due 2029(4)
4.9	Seven Hundred Eighth Supplemental Indenture dated as of July 18, 2019, to the U.S. Bank Indenture, and Form of 4.750% Prospect Capital InterNote® due 2024(5)
4.10	Seven Hundred Ninth Supplemental Indenture dated as of July 18, 2019, to the U.S. Bank Indenture, and Form of 5.000% Prospect Capital InterNote® due 2026(5)
4.11	Seven Hundred Tenth Supplemental Indenture dated as of July 18, 2019, to the U.S. Bank Indenture, and Form of 5.250% Prospect Capital InterNote® due 2029(5)
4.12	Seven Hundred Eleventh Supplemental Indenture dated as of July 18, 2019, to the U.S. Bank Indenture, and Form of 4.750% to 7.250% Prospect Capital InterNote® due 2029(5)
4.13	Seven Hundred Twelfth Supplemental Indenture dated as of July 25, 2019, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2024(6)
4.14	Seven Hundred Thirteenth Supplemental Indenture dated as of July 25, 2019, to the U.S. Bank Indenture, and Form of 4.750% Prospect Capital InterNote® due 2026(6)
4.15	Seven Hundred Fourteenth Supplemental Indenture dated as of July 25, 2019, to the U.S. Bank Indenture, and Form of 5.000% Prospect Capital InterNote® due 2029(6)
4.16	Seven Hundred Fifteenth Supplemental Indenture dated as of July 25, 2019, to the U.S. Bank Indenture, and Form of 4.500% to 7.000% Prospect Capital InterNote® due 2029(6)
4.17	Seven Hundred Sixteenth Supplemental Indenture dated as of August 1, 2019, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2024(7)
4.18	Seven Hundred Seventeenth Supplemental Indenture dated as of August 1, 2019, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2026(7)
4.19	Seven Hundred Eighteenth Supplemental Indenture dated as of August 1, 2019, to the U.S. Bank Indenture, and Form of 4.750% Prospect Capital InterNote® due 2029(7)
4.20	Seven Hundred Nineteenth Supplemental Indenture dated as of August 1, 2019, to the U.S. Bank Indenture, and Form of 4.250% to 6.750% Prospect Capital InterNote® due 2029(7)
4.21	Seven Hundred Twentieth Supplemental Indenture dated as of August 8, 2019, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2024(8)
4.22	Seven Hundred Twenty-First Supplemental Indenture dated as of August 8, 2019, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2026(8)
4.23	Seven Hundred Twenty-Second Supplemental Indenture dated as of August 8, 2019, to the U.S. Bank Indenture, and Form of 4.750% Prospect Capital InterNote® due 2029(8)

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Exhibit No.
4.24	Seven Hundred Twenty-Third Supplemental Indenture dated as of August 8, 2019, to the U.S. Bank Indenture, and Form of 4.250% to 6.750% Prospect Capital InterNote® due 2029(8)
4.25	Seven Hundred Twenty-Fourth Supplemental Indenture dated as of August 15, 2019, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2024(9)
4.26	Seven Hundred Twenty-Fifth Supplemental Indenture dated as of August 15, 2019, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2026(9)
4.27	Seven Hundred Twenty-Sixth Supplemental Indenture dated as of August 15, 2019, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2029(9)
4.28	Seven Hundred Twenty-Seventh Supplemental Indenture dated as of August 15, 2019, to the U.S. Bank Indenture, and Form of 4.000% to 6.500% Prospect Capital InterNote® due 2029(9)
4.29	Seven Hundred Twenty-Eighth Supplemental Indenture dated as of August 22, 2019, to the U.S. Bank Indenture, and Form of 3.750% Prospect Capital InterNote® due 2024(10)
4.30	Seven Hundred Twenty-Ninth Supplemental Indenture dated as of August 22, 2019, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2026(10)
4.31	Seven Hundred Thirtieth Supplemental Indenture dated as of August 22, 2019, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2029(10)
4.32	Seven Hundred Thirty-First Supplemental Indenture dated as of August 22, 2019, to the U.S. Bank Indenture, and Form of 3.750% to 6.250% Prospect Capital InterNote® due 2029(10)
4.33	Seven Hundred Thirty-Second Supplemental Indenture dated as of September 26, 2019, to the U.S. Bank Indenture, and Form of 3.750% Prospect Capital InterNote® due 2024(11)
4.34	Seven Hundred Thirty-Third Supplemental Indenture dated as of September 26, 2019, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2026(11)
4.35	Seven Hundred Thirty-Fourth Supplemental Indenture dated as of September 26, 2019, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2029(11)
4.36	Seven Hundred Thirty-Fifth Supplemental Indenture dated as of September 26, 2019, to the U.S. Bank Indenture, and Form of 3.750% to 6.250% Prospect Capital InterNote® due 2029(11)
11	Computation of Per Share Earnings (included in the notes to the financial statements contained in this report)
12	Computation of Ratios (included in the notes to the financial statements contained in this report)
31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a) of the Securities Exchange Act of 1934, as amended*
31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14(a) of the Securities Exchange Act of 1934, as amended*
32.1	Certification of Chief Executive Officer pursuant to Section 906 of The Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)*
32.2	Certification of Chief Financial Officer pursuant to Section 906 of The Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)*
________________________

*	Filed herewith.
(1)	Incorporated by reference to Exhibit 3.1 of the Registrant’s form 8-K, filed on May 9, 2014.
(2)	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on December 11, 2015.
(3)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 36 to the Registration Statement on Form N-2, filed on July 5, 2019.
(4)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-2, filed on July 11, 2019.
(5)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 38 to the Registration Statement on Form N-2, filed on July 18, 2019.
(6)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 39 to the Registration Statement on Form N-2, filed on July 25, 2019.
(7)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 40 to the Registration Statement on Form N-2, filed on August 1, 2019.
(8)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-2, filed on August 8, 2019.
(9)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 42 to the Registration Statement on Form N-2, filed on August 15, 2019.

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(10)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-2, filed on August 22, 2019.
(11)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2, filed on September 26, 2019.

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SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 6, 2019.

PROSPECT CAPITAL CORPORATION

By:	/s/ JOHN F. BARRY III
John F. Barry III
Chairman of the Board and Chief Executive Officer

By:	/s/ KRISTIN L. VAN DASK
Kristin L. Van Dask
Chief Financial Officer